SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 26 (File No. 333-139759)	☑
and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 98 (File No. 811-7195)	☑
(Check appropriate box or boxes)
RIVERSOURCE VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
RiverSource Life Insurance Company
(Name of Depositor)
829 Ameriprise Financial Center, Minneapolis, MN 55474
(Address of Depositor’s Principal Executive Offices) (Zip Code)
Depositor’s Telephone Number, including Area Code (612) 671-8056
Timothy D. Crawford, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485
☑ on May 1, 2014 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A.

Prospectus

May 1, 2014

Evergreen

Pathwayssm Variable Annuity

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

Issued by:	RiverSource Life Insurance Company (RiverSource Life)

829 Ameriprise Financial Center
Minneapolis, MN 55474
Telephone: 1-800-333-3437
(Corporate Office)
RiverSource Variable Annuity Account/RiverSource MVA Account

New contracts are not currently being offered.

This prospectus contains information that you should know before investing in Evergreen Pathways Variable Annuity Contract Option L and Contract Option C. The information in this prospectus applies to both contracts unless stated otherwise.

Prospectuses are also available for:

AllianceBernstein Variable Products Series Fund, Inc. (Class B)
Columbia Funds Variable Series Trust II
Fidelity® Variable Insurance Products – Service Class 2
Franklin® Templeton® Variable Insurance Products
  Trust (FTVIPT) – Class 2
Invesco Variable Insurance Funds
MFS® Variable Insurance Trustsm – Service Class
Morgan Stanley Universal Institutional Funds (UIF)
Oppenheimer Variable Account Funds, Service Shares
Putnam Variable Trust – Class IB Shares
Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity’s features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 1

 2  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.

Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract before we deduct any applicable charges.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.

Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

One-year fixed account: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code.

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 3

•	Roth IRAs including inherited Roth IRAs under Section 408A of the Code

•	Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

•	Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered nonqualified annuities.

Retirement date: The date when annuity payouts are scheduled to begin.

Rider effective date: The date a rider becomes effective as stated in the rider.

RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

 4  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

The Contract in Brief

This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule and investment options in the GPAs, one-year fixed account and/or the subaccounts. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee and allows investment in the subaccounts only. Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest.

Purpose: The purpose of these contracts is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. For contract Option L, you may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts. For contract Option C, you may allocate purchase payments to the subaccounts(1). These accounts, in turn, may earn returns that increase the value of a contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

It may have not been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (“IRS”) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes-1035 Exchanges”.)

Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

Accounts: Generally, you may allocate purchase payments to the GPAs, one-year fixed account and/or the subaccounts, depending on the contract option you select.

If you select contract Option L, you may allocate your purchase payments among any or all of:

•	the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see “The Variable Account and the Funds”)

•	GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See “The Guarantee Period Accounts (GPAs)”)

•	one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See “The One-Year Fixed Account”)

If you select contract Option C, you may allocate purchase payments to the subaccounts only.(1)

(1)	For applications dated May 1, 2003 or after investment in the GPAs and one year fixed account for contract Option C is not allowed in most states. For applications dated prior to May 1, 2003, Investment in the GPAs and one-year fixed account is not restricted in most states. Please check with your investment professional to determine which applies in your state.

Buying your contract: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future.

Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA, unless an

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 5

exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See “Making the Most of Your Contract — Transferring Among Accounts”).

Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See “The Annuity Payout Period”).

Optional benefits: These contracts offer optional features that are available for additional charges if you meet certain criteria. (see “Optional Benefits”)

Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (see “Benefits in Case of Death”)

Withdrawals: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty that may apply if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See “Withdrawals”)

Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See “Taxes”).

 6  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

Expense Summary

The following tables describe the fees and expenses that you will pay when buying, owning and making a withdrawal from the contract. The first table describes the fees and expenses that you paid at the time that you bought the contract and will pay when you make a withdrawal from the contract. State premium taxes also may be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal charge

(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

Contract year for	Withdrawal charge
Contract Option L	percentage

1-2	8%

3	7

4	6

5 and later	0

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You can choose either contract Option L or Option C and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

	Variable account	Total mortality and	Total variable
If you select contract Option L and:	administrative charge	expense risk fee	account expenses

Return of Purchase Payment (ROP) death benefit	0.15%	1.25%	1.40%

Maximum Anniversary Value (MAV) death benefit	0.15	1.35	1.50

Enhanced Death Benefit (EDB)	0.15	1.55	1.70

If you select contract Option C and:

ROP death benefit	0.15	1.35	1.50

MAV death benefit	0.15	1.45	1.60

EDB	0.15	1.65	1.80

OTHER ANNUAL EXPENSES

Annual contract administrative charge	$40

(We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.)

Benefit Protector Death Benefit Rider (Benefit Protector) fee	0.25%	*

(As a percentage of the contract value charged annually on the contract anniversary.)

Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus) fee	0.40%	*

(As a percentage of the contract value charged annually on the contract anniversary.)

Guaranteed Minimum Income Benefit Rider (GMIB) fee	0.70%	**

(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

*	This fee applies only if you elect this optional feature.
**	For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB — 0.30%.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 7

ANNUAL OPERATING EXPENSES OF THE FUNDS
The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the contract. These operating expenses are for the fiscal year ended Dec. 31, 2013, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the total operating expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Minimum and maximum annual operating expenses for the funds

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)

	Minimum	Maximum

Total expenses before fee waivers and/or expense reimbursements	0.61%	1.36%

(1)	Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund’s affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund’s distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	0.75%	0.25%	0.23%	—%	1.23%

AllianceBernstein VPS Growth and Income Portfolio (Class B)	0.55	0.25	0.05	—	0.85

AllianceBernstein VPS Large Cap Growth Portfolio (Class B)	0.75	0.25	0.10	—	1.10

Columbia Variable Portfolio – Cash Management Fund (Class 3)	0.33	0.13	0.15	—	0.61

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	0.41	0.13	0.14	—	0.68

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	0.56	0.13	0.14	—	0.83

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	0.64	0.13	0.15	—	0.92

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	0.76	0.13	0.14	—	1.03

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)	0.36	0.13	0.13	—	0.62

Fidelity® VIP Contrafund® Portfolio Service Class 2	0.55	0.25	0.09	—	0.89

Fidelity® VIP Growth Portfolio Service Class 2	0.55	0.25	0.11	—	0.91

Fidelity® VIP Mid Cap Portfolio Service Class 2	0.55	0.25	0.09	—	0.89

FTVIPT Franklin Mutual Shares VIP Fund – Class 2**	0.60	0.25	0.11	—	0.96

FTVIPT Franklin Small Cap Value VIP Fund – Class 2**	0.50	0.25	0.13	—	0.88

FTVIPT Templeton Foreign VIP Fund – Class 2**	0.64	0.25	0.14	—	1.03

Invesco V.I. American Franchise Fund, Series II Shares	0.67	0.25	0.29	—	1.21

Invesco V.I. Comstock Fund, Series II Shares	0.56	0.25	0.28	—	1.09	(1)

Invesco V.I. Growth and Income Fund, Series II Shares	0.56	0.25	0.27	0.01	1.09	(2)

Invesco V.I. Mid Cap Growth Fund, Series II Shares	0.75	0.25	0.33	—	1.33

Invesco V.I. Value Opportunities Fund, Series II Shares	0.70	0.25	0.32	0.01	1.28	(3)

MFS® New Discovery Series – Service Class	0.90	0.25	0.06	—	1.21

MFS® Total Return Series – Service Class	0.75	0.25	0.04	—	1.04	(4)

MFS® Utilities Series – Service Class	0.73	0.25	0.07	—	1.05

Morgan Stanley UIF U.S. Real Estate Portfolio, Class I Shares	0.80	—	0.30	—	1.10	(5)

Oppenheimer Capital Appreciation Fund/VA, Service Shares	0.69	0.25	0.12	—	1.06	(6)

Oppenheimer Global Fund/VA, Service Shares	0.63	0.25	0.14	—	1.02

Oppenheimer Global Strategic Income Fund/VA, Service Shares	0.57	0.25	0.17	—	0.99	(7)

 8  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

Total annual operating expenses for each fund* (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	0.68%	0.25%	0.13%	—%	1.06	%(8)

Putnam VT Global Health Care Fund – Class IB Shares	0.63	0.25	0.19	—	1.07

Putnam VT Growth and Income Fund – Class IB Shares	0.48	0.25	0.14	—	0.87

Putnam VT International Equity Fund – Class IB Shares	0.70	0.25	0.19	—	1.14

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	0.91	0.13	0.14	0.01	1.19

Wells Fargo Advantage VT International Equity Fund – Class 2	0.75	0.25	0.20	0.01	1.21	(9)

Wells Fargo Advantage VT Omega Growth Fund – Class 2	0.55	0.25	0.24	—	1.04	(9)

Wells Fargo Advantage VT Opportunity Fund – Class 2	0.65	0.25	0.19	0.01	1.10	(9)

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	0.75	0.25	0.18	—	1.18

Wells Fargo Advantage VT Small Cap Value Fund – Class 2	0.75	0.25	0.35	0.01	1.36	(9)

Wells Fargo Advantage VT Total Return Bond Fund – Class 2	0.40	0.25	0.28	0.01	0.94	(9)

*	The Funds provided the information on their expenses and we have not independently verified the information.

**	The previous fund names can be found in “The Variable Account and the Funds” section of the prospectus.

***	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series II shares to 1.03% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

(2)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series II shares to 1.03% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco has also contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreements, they will terminate on April 30, 2015. The fee waiver agreements cannot be terminated during their terms.

(3)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing acquired fund fees and expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term. After fee waivers, net expenses would be 1.27%.

(4)	Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.70% of the fund’s average daily net assets annually of the first $1 billion, 0.65% of the fund’s average daily net assets annually in excess of $1 billion to $2.5 billion, and 0.60% of the fund’s average daily net assets annually in excess of $2.5 billion to $5 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least August 31, 2016. After fee waivers, net expenses would be 0.96%.

(5)	The Portfolios’ Distributor, Morgan Stanley Distribution Inc., has agreed to waive 0.10% of the 0.35% 12b-1 fee that it may receive. This fee waiver will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. acts to discontinue all or a portion of such waiver when it deems that such action is appropriate. After fee waivers, net expenses would be 1.35%.

(6)	The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to an annual rate of 1.05% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

(7)	The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn until one year from the date of the Fund’s prospectus, unless approved by the Board. After fee waivers and/or reimbursements, net expenses would be 0.97%.

(8)	The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to an annual rate of 1.05% as calculated on the daily net assets of the Fund. The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

(9)	The Adviser has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s total annual fund operating expenses after fee waiver at 0.94% for Wells Fargo Advantage VT International Equity Fund – Class 2, 1.00% for Wells Fargo Advantage VT Omega Growth Fund –

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 9

Class 2, 1.00% for Wells Fargo Advantage VT Opportunity Fund – Class 2, 1.14% for Wells Fargo Advantage VT Small Cap Value Fund – Class 2 and 0.90% for Wells Fargo Advantage VT Total Return Bond Fund – Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. After fee waivers and/or reimbursements, net expenses would be 0.95% for Wells Fargo Advantage VT International Equity Fund – Class 2, 1.01% for Wells Fargo Advantage VT Opportunity Fund – Class 2, 1.15% for Wells Fargo Advantage VT Small Cap Value Fund – Class 2 and 0.91% for Wells Fargo Advantage VT Total Return Bond Fund – Class 2.

 10  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges(1), variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.

Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the EDB and the GMIB. Although your actual costs may be lower, based on these assumptions your costs would be:

					If you do not withdraw your contract
	If you withdraw your contract				or if you select an annuity payout plan
	at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L with EDB	$1,233	$2,014	$2,196	$4,553	$427	$1,299	$2,196	$4,553

Contract Option C with EDB	437	1,329	2,245	4,643	437	1,329	2,245	4,643

Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:

					If you do not withdraw your contract
	If you withdraw your contract				or if you select an annuity payout plan
	at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L with ROP death benefit	$1,066	$1,509	$1,284	$2,715	$246	$754	$1,284	$2,715

Contract Option C with ROP death benefit	256	785	1,336	2,819	256	785	1,336	2,819

(1)	In these examples, the contract administrative charge is $40.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 11

Condensed Financial Information

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in the Appendix.

Financial Statements

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.

The Variable Account and the Funds

Variable Account. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.

We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.

The Funds. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund Name and Management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

•	Private label: This contract is a “private label” variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the affiliated funds are generally more profitable for us and our affiliates (see “Revenue we receive from the funds may create conflicts of interest”). These relationships may influence recommendations your

 12  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

•	Revenue we receive from the funds and potential conflicts of interest:

Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.

Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.

A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.

Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the fund. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.

We or our affiliates may receive payments from the 12b-1 fees, transfer fees or investment management fees of the funds. These fees are deducted from the assets of the funds. The amount, type, and manner in which the revenue from these sources is computed vary by fund. This revenue and the amount by which it can vary may create conflicts of interest.

Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.

We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company,

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 13

Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, our affiliated funds comprise the greatest amount and percentage of revenue we derive from payments made by the funds.

The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

•	Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

•	Compensating, training and educating investment professionals who sell the contracts.

•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

•	Providing sub-transfer agency and shareholder servicing to contract owners.

•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.

•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

•	Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

•	Subaccounting, transaction processing, recordkeeping and administration.

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser, subadviser, transfer agent or an affiliate of these and assets of the fund’s distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

 14  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

You may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

Investing In	Investment Objective and Policies	Investment Adviser
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.

AllianceBernstein VPS Growth and Income Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.

AllianceBernstein VPS Large Cap Growth Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.

Columbia Variable Portfolio – Cash Management Fund (Class 3)	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	Seeks high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	Seeks high level of current income and, as a secondary goal, steady growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	Seeks growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)	Seeks current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC

Fidelity® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either “growth” stocks or “value” stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Growth Portfolio Service Class 2	Seeks to achieve capital appreciation. Normally invests primarily in common stocks. Invests in companies that FMR believes have above-average growth potential (stocks of these companies are often called “growth” stocks). The Fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 15

Investing In	Investment Objective and Policies	Investment Adviser
Fidelity® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either “growth” or “value” common stocks or both.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (previously FTVIPT – Mutual Shares Securities Fund – Class 2)	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC

FTVIPT Franklin Small Cap Value VIP Fund – Class 2 (previously FTVIPT Franklin – Small Cap Value Securities Fund – Class 2)	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC

FTVIPT Templeton Foreign VIP Fund – Class 2 (previously FTVIPT Templeton Foreign Securities Fund – Class 2)	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Investment Counsel, LLC

Invesco V.I. American Franchise Fund, Series II Shares	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Comstock Fund, Series II Shares	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.

Invesco V.I. Growth and Income Fund, Series II Shares	Seeks long-term growth of capital and income.	Invesco Advisers, Inc.

Invesco V.I. Mid Cap Growth Fund, Series II Shares	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Value Opportunities Fund, Series II Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.

MFS® New Discovery Series – Service Class	Seeks capital appreciation.	MFS® Investment Management

MFS® Total Return Series – Service Class	Seeks total return.	MFS® Investment Management

MFS® Utilities Series – Service Class	Seeks total return.	MFS® Investment Management

 16  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
Morgan Stanley UIF U.S. Real Estate Portfolio, Class I Shares	Seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.	Morgan Stanley Investment Management Inc.

Oppenheimer Capital Appreciation Fund/VA, Service Shares	Seeks capital appreciation by investing in securities of well-known, established companies.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Global Fund/VA, Service Shares	Seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Global Strategic Income Fund/VA, Service Shares	Seeks a high level of current income principally derived from interest on debt securities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Putnam VT Global Health Care Fund – Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager

Putnam VT Growth and Income Fund – Class IB Shares	Seeks capital growth and current income.	Putnam Investment Management, LLC, adviser; Putnam Investments Limited, sub-manager

Putnam VT International Equity Fund – Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Barrow, Hanley, Mewhinney & Strauss, LLC, Denver Investment Advisors LLC, Donald Smith & Co., Inc., River Road Asset Management, LLC and Turner Investments L.P., subadvisers.

Wells Fargo Advantage VT International Equity Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Omega Growth Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Opportunity Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 17

Investing In	Investment Objective and Policies	Investment Adviser
Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Small Cap Value Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Total Return Bond Fund – Class 2	Seeks total return consisting of income and capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

The Guarantee Period Accounts (GPAs)

Investment in the GPAs is not available under contract Option C(1).

The GPAs may not be available in some states.

(1)	For applications dated May 1, 2003 or after, investment in the GPAs for contract Option C is not allowed in most states. For applications dated prior to May 1, 2003, investment in the GPAs is not restricted in most states. Please check with your investment professional to determine which applies in your state.

For contract Option L, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see “Buying Your Contract” and “Transfer policies”). These accounts are not available in all states and are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (“future rates”). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life’s revenues and other expenses. We cannot predict nor can we guarantee what future rates will be.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see “Market Value Adjustment (MVA)” below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a “nonunitized” separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments

 18  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

•	Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

•	Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies — Standard & Poor’s, Moody’s Investors Service or Fitch (formerly Duff & Phelps) — or are rated in the two highest grades by the National Association of Insurance Commissioners;

•	Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

•	Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as “early withdrawals” in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table.

If your GPA rate is:	The MVA is:

Less than the new GPA rate + 0.10%	Negative

Equal to the new GPA rate + 0.10%	Zero

Greater than the new GPA rate + 0.10%	Positive

General Examples
As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as “early withdrawals.”

Assume:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

•	We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

•	After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA’s 3.0% rate is less than the 3.6% rate so the MVA will be negative.

Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA’s 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 19

Sample MVA Calculations
The precise MVA formula we apply is as follows:

Early withdrawal amount ×	[(	1 + i 1 + j + .001	)n/12	– 1]	= MVA

Where	i	=	rate earned in the GPA from which amounts are being transferred or withdrawn.
	j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
	n	=	number of months remaining in the current Guarantee Period (rounded up).

Examples
Using assumptions similar to those we used in the examples above:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

•	We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

•	After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Example 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .035 + .001	)84/12	– 1]	= –$39.84

In this example, the MVA is a negative $39.84.

Example 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .025 + .001	)84/12	– 1]	= $27.61

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See “Charges — Withdrawal Charge.”) We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge schedule under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy.

The Fixed Account

The fixed account is our general account. Amounts allocated to the fixed account are part of our general account. The fixed account includes the one-year fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s profits, revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally

 20  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT
Investment in the one-year fixed account is not available for contract Option C.(1)

For contract Option L, you may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company’s general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (see “Making the Most of Your Contract — Transfer policies”)

The one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(1)	For applications dated May 1, 2003 or after, investment in the one-year fixed account for Contract Option C is not allowed in most states. For applications dated prior to May 1, 2003, investment in the one-year fixed account was not restricted in most states. Please check with your investment professional to determine if this restriction applies to your state.

Buying Your Contract

New contracts are not currently being offered. We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. Generally, you can own different contracts with the same underlying funds. These contracts have different mortality and expense risk fees, withdrawal charges and may offer purchase payment credits. For information on these contracts, please call us at the telephone number listed on the first page of this prospectus or ask your investment professional.

You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

•	contract Option L or Option C;

•	a death benefit option(1);

•	the optional Benefit Protector Death Benefit Rider(2);

•	the optional Benefit Protector Plus Death Benefit Rider(2);

•	the optional Guaranteed Minimum Income Benefit Rider(3);

•	the GPAs, the one-year fixed account and/or subaccounts in which you want to invest(4);

•	how you want to make purchase payments; and

•	a beneficiary.

(1)	If you and the annuitant are 79 or younger at contract issue, you may select from either the ROP death benefit, MAV death benefit or EDB. If you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. EDB may not be available in all states.
(2)	Not available with the EDB. May not be available in all states.
(3)	Available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. May not be available in all states.
(4)	For applications dated May 1, 2003 or after, investment in the GPA account and the one-year fixed account for Contract Option C is not allowed in most states. For applications dated prior to May 1, 2003, investment in the GPA account and the one-year fixed account was not restricted in most states. Please check with your investment professional to determine whether this restriction applies to your state. GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania, or Washington and may not be available in other states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum investment for the GPAs. For Contract

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 21

Option L contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

We apply your purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive your purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE
Annuity payouts are scheduled to begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities and Roth IRAs, the retirement date must be:

•	no earlier than the 30th day after the contract’s effective date; and

•	no later than the annuitant’s 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

For qualified annuities except Roth IRAs, to comply with IRS regulations, the retirement date generally must be:

•	for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

•	for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant’s 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

Minimum purchase payments
If paying by SIP:               $50 for additional payments.

If paying by any other method:  $100 for additional payments.

Maximum allowable purchase payments*
                                $1,000,000 for issue ages up to 85.
                                $100,000 for issue ages 86 to 90.

 22  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

*	This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan’s or the Code’s limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 By letter

Send your check along with your name and contract number to:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

 2 By SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

Charges

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary, or earlier if the contract is withdrawn. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the GPAs and one-year fixed account.

We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees. These fees are based on the contract you select (either Option L or Option C) and the death benefit that applies to your contract:

	Contract Option L	Contract Option C

ROP death benefit	1.25%	1.35%

MAV death benefit	1.35	1.45

EDB	1.55	1.65

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 23

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

•	then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

If you select contract Option L and you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if you make a withdrawal in the first four contract years. You may withdraw amounts totaling up to 10% of your prior anniversary’s contract value free of charge during the first four years of your contract. (We consider your initial purchase payment to be the prior anniversary’s contract value during the first contract year.) We do not assess a withdrawal charge on this amount. The withdrawal charge percentages that apply to you are shown below and are stated in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period are generally subject to a MVA. (See “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA).”)

Contract year for	Withdrawal charge
Contract Option L	percentage

1-2	8%

3	7

4	6

5 and later	0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

Example: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

Amount requested 1.00 – withdrawal charge	or	$1,000 .93	=	$1,075.27

By applying the 7% withdrawal charge to $1,075.27, the withdrawal charge is $75.27. We pay you the $1,000 you requested. If you make a full withdrawal of your contract, we also will deduct the applicable contract administrative charge.

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

Waiver of withdrawal charges
We do not assess withdrawal charges for:

•	withdrawals of amounts totaling up to 10% of your prior contract anniversary’s contract value;

•	required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;

•	contracts settled using an annuity payout plan;

•	withdrawals made as a result of one of the “Contingent events” described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and

•	death benefits.

 24  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

Contingent events

•	Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

•	To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

•	Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See “Annual Operating Expenses of the Funds.”)

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL DEATH BENEFIT CHARGES

BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

OPTIONAL LIVING BENEFIT CHARGES

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE*
We deduct a charge (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the charge from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB charge from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB charge after the rider effective date and it does not apply after annuity payouts begin.

*	For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB – 0.30%.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 25

Valuing Your Investment

We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

•	the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);

•	plus interest credited;

•	minus the sum of amounts withdrawn (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

•	minus any prorated portion of the contract administrative charge; and

•	minus the prorated portion of the fee for any of the following optional benefits you have selected:

– Benefit Protector rider;

– Benefit Protector Plus rider; and/or

– Guaranteed Minimum Income Benefit rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

Number of units: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units:  accumulation units may change in two ways — in number and in value. The number of accumulation units you own may fluctuate due to:

•	additional purchase payments you allocate to the subaccounts;

•	transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

•	partial withdrawals;

•	withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

•	the contract administrative charge; and

•	the fee for any of the following benefits you have selected:

– Benefit Protector rider;

 26  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

– Benefit Protector Plus rider; and/or

– Guaranteed Minimum Income Benefit rider.

Accumulation unit values will fluctuate due to:

•	changes in fund net asset value;

•	fund dividends distributed to the subaccounts;

•	fund capital gains or losses;

•	fund operating expenses; and

•	mortality and expense risk fee and the variable account administrative charge.

Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works

					Number
			Amount	Accumulation	of units
By investing an equal number of dollars each month ...		Month	invested	unit value	purchased

		Jan	$100	$20	5.00

		Feb	100	18	5.56

you automatically buy		Mar	100	17	5.88

more units when the	è	Apr	100	15	6.67

per unit market price is low...		May	100	16	6.25

		Jun	100	18	5.56

		Jul	100	17	5.88

and fewer units		Aug	100	19	5.26

when the per unit	è	Sept	100	21	4.76

market price is high.		Oct	100	20	5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM FOR CONTRACT OPTION L ONLY
If you select contract Option L and your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment to a six-month or twelve-month Special DCA account.

(1)	“Net contract value” equals your current contract value plus any new purchase payment. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.

You may only allocate a new purchase payment of at least $1,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 27

the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or subaccount you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

If you make additional purchase payments while a Special DCA account term is in progress, the amounts you allocate to an existing Special DCA account will be transferred out of the Special DCA account over the reminder of the term. If you are funding a Special DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

 28  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

•	If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

•	If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see “Transfer policies” below.

Transfer policies

•	Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

•	For Contract Option L, it is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.

•	For Contract Option C applications dated on or after May 1, 2003, one-year fixed account and GPAs are not available in most states.

•	For Contract Option C applications dated prior to May 1, 2003, one-year fixed account and GPAs are not restricted in most states and our transfer policies stated above are applicable.

•	You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

•	If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

•	If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

•	Once annuity payouts begin, you may not make any transfers to the GPAs.

*	Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 29

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

•	diluting the value of an investment in an underlying fund in which a subaccount invests;

•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

•	requiring transfer requests to be submitted only by first-class U.S. mail;

•	not accepting hand-delivered transfer requests or requests made by overnight mail;

•	not accepting telephone or electronic transfer requests;

•	requiring a minimum time period between each transfer;

•	not accepting transfer requests of an agent acting under power of attorney;

•	limiting the dollar amount that you may transfer at any one time;

•	suspending the transfer privilege; or

•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying

 30  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:

•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers or withdrawals:  Contract value or entire account balance

*	Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2  By automated transfers and automated partial withdrawals

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

•	Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 31

For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

•	Automated withdrawals may be restricted by applicable law under some contracts.

•	You may not make additional purchase payments if automated partial withdrawals are in effect.

•	Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 By phone

Call:
1-800-333-3437

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers:                           Contract value or entire account balance
Withdrawals:                      $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

Withdrawals

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office in good order before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay withdrawal charges if you selected contract Option L, a contract administrative charge or any applicable optional rider charges (see “Charges”). Additionally, federal income taxes and penalties may apply. State and local income taxes may also apply (see “Taxes”). You cannot make withdrawals after annuity payouts begin except under Plan E (see “The Annuity Payout Period — Annuity Payout Plans”).

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see “Optional Benefits”). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

RECEIVING PAYMENT
By regular or express mail:

•	payable to owner;

•	mailed to address of record.

 32  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

–	the withdrawal amount includes a purchase payment check that has not cleared;

–	the NYSE is closed, except for normal holiday and weekend closings;

–	trading on the NYSE is restricted, according to SEC rules;

–	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

–	the SEC permits us to delay payment for the protection of security holders.

TSA — Special Provisions

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

–	you are at least age 59 1/2;

–	you are disabled as defined in the Code;

–	you severed employment with the employer who purchased the contract;

–	the distribution is because of your death;

–	the distribution is due to plan termination; or

–	you are a military reservist.

•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”)

•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 33

However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (see “Optional Benefits”).

Benefits in Case of Death

There are three death benefit options under your contract:

•	Return of Purchase Payment (ROP) death benefit;

•	Maximum Anniversary Value (MAV) death benefit; and

•	Enhanced Death Benefit Rider (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select the GMIB you must elect the EDB. Once you elect a death benefit, you cannot change it. We show the option that applies in your contract on your contract’s data page. The combination of the contract and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges — Mortality and Expense Risk Fee.”)

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death if you die before the retirement start date while this contract is in force. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROP)

The ROP is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of these two values, minus any applicable rider charges:

1.	contract value; or

2.	total purchase payments applied to the contract minus adjusted partial withdrawals.

Adjusted partial withdrawals for the ROP or MAV death benefit	=	PW × DB CV

PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

DB = the death benefit on the date of (but prior to) the partial withdrawal.

CV = contract value on the date of (but prior to) the partial withdrawal.

Example

•	You purchase the contract with a payment of $20,000.

•	On the first contract anniversary you make an additional purchase payment of $5,000.

•	During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

 34  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

•	During the third contract year the contract value grows to $23,000.

We calculate the ROP death benefit as follows:
Contract value at death:	$23,000.00

Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals calculated as:

$1,500 × $25,000 $22,000 =	–1,704.55

for a death benefit of:	$23,295.45

ROP death benefit, calculated as the greatest of these two values:	$23,295.45

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit you may not cancel it.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals; or

3.	the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary.

Maximum anniversary value (MAV): MAV is a value that we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the greater of: (a) your current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary’s MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

Example

•	You purchase the contract with a payment of $20,000.

•	On the first contract anniversary the contract value grows to $29,000.

•	During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV death benefit as follows:
Contract value at death:	$20,500.00

Purchase payments minus adjusted partial withdrawals:
Total purchase payments	$20,000.00
minus adjusted partial withdrawals, calculated as:

$1,500 × $20,000 $22,000 =	−1,363.64

for a ROP death benefit of:	$18,636.36

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 35

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
The MAV on the immediately preceding anniversary:	$29,000.00
plus purchase payments made since that anniversary:	+0.00
minus adjusted partial withdrawals made since that anniversary, calculated as:

$1,500 × $29,000 $22,000 =	–1,977.27

for a MAV death benefit of:	$27,022.73

The MAV death benefit, calculated as the greatest of these three values, which is the MAV:	$27,022.73

ENHANCED DEATH BENEFIT RIDER (EDB)

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If it is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time you purchase your contract. If you select the GMIB you must select the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals;

3.	the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

5% rising floor: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

•	the amounts allocated to the subaccounts at issue increased by 5%,

•	plus any subsequent amounts allocated to the subaccounts,

•	minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent purchase payments allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.

5% rising floor adjusted transfers or partial withdrawals	=	PWT × VAF SV

PWT	=	the amount by which the contract value in the subaccounts is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

Example

•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

•	On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200.

•	During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

 36  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

The death benefit is calculated as follows:
Contract value at death:		$22,800.00

Purchase payments minus adjusted partial withdrawals:
Total purchase payments:		$25,000.00
minus adjusted partial withdrawals, calculated as:

$1,500 × $25,000 $24,300 =		–1,543.21

for a ROP death benefit of:		$23,456.79

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
The MAV on the immediately preceding anniversary:		$25,000.00
plus purchase payments made since that anniversary:		+0.00
minus adjusted partial withdrawals made since that anniversary, calculated as:

$1,500 × $25,000 $24,300 =		–1,543.21
for a MAV death benefit of:		$23,456.79

The 5% rising floor:
The variable account floor on the first contract anniversary is, calculated as: 1.05 × $20,000 =		$21,000.00
plus amounts allocated to the subaccounts since that anniversary:		+0.00
minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:

$1,500 × $21,000 $19,000 =	–$	1,657.89
variable account floor benefit:		$19,342.11
plus the one-year fixed account value:		+5,300.00

5% rising floor (value of the GPAs, one-year fixed account and the variable account floor):		$24,642.11

EDB, calculated as the greatest of these three values, which is the 5% rising floor:	$24,642.11

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year after your death, or other date as permitted by the Code; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 37

Qualified annuities

•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)

•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year following the year of your death; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

•	Annuity payout plan: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

Optional Benefits

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus or the EDB. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

•	the applicable death benefit (see “Benefits in Case of Death”), plus:

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•	40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

•	15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

Earnings at death: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

Terminating the Benefit Protector

•	You may terminate the rider within 30 days of the first rider anniversary.

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

Example of the Benefit Protector

•	You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.

•	During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

• On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
MAV death benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
• On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV death benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
• During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings).
The death benefit equals:

MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048

Total death benefit of:	$58,667
• On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 39

• On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.

The death benefit equals:
MAV death benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000

Total death benefit of:	$255,000
• During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000

Total death benefit of:	$305,000
• During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
MAV death benefit (contract value):	$250,000
plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000

Total death benefit of:	$308,000

If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

NOTE: For special tax considerations associated with the Benefit Protector, see “Taxes.”

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange, or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector or the EDB. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

•	the benefits payable under the Benefit Protector described above, plus:

 40  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

•	a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

	Percentage if you and the annuitant are	Percentage if you or the annuitant are
Contract year	under age 70 on the rider effective date	70 or older on the rider effective date

One and Two	0%	0%

Three and Four	10%	3.75%

Five or more	20%	7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

•	the ROP death benefit (see “Benefits in Case of Death”) PLUS

	If you and the annuitant are under	If you or the annuitant are age 70
Contract year	age 70 on the rider effective date, add . . .	or older on the rider effective date, add . . .

One	Zero	Zero

Two	40% × earnings at death (see above)	15% × earnings at death

Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)

Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)

*	Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

Terminating the Benefit Protector Plus

•	You may terminate the rider within 30 days of the first rider anniversary.

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

Example of the Benefit Protector Plus

•	You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.

•	During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

• On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV death benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
• On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV death benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $100,000 =	+10,000

Total death benefit of:	$124,000

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• During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $55,000 =	+5,500

Total death benefit of:	$64,167
• On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
• On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV death benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$266,000
• During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$316,000
• During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$319,000

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).

NOTE: For special tax considerations associated with the Benefit Protector Plus, see “Taxes.”

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GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

•	you must hold the GMIB for 10 years*,

•	the GMIB terminates** on the contract anniversary after the annuitant’s 86th birthday,

•	you can only exercise the GMIB within 30 days after a contract anniversary*,

•	the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81, and

•	there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your investment professional.

*	Unless the annuitant qualifies for a contingent event (see “Charges — Contingent events”).
**	The rider and annual fee terminate on the contract anniversary after the annuitant’s 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit to your contract for an additional annual charge which we describe below. If you select the GMIB, you must elect the EDB at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances, we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.

Investment selection under the GMIB: For contract Option L, you may allocate your purchase payments or transfers to any of the subaccounts, GPAs or the one-year fixed account. For contract Option C, you may allocate payments to the subaccounts. We reserve the right to limit the amount you allocate to subaccounts investing in the Columbia Variable Portfolio — Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

GMIB benefit base: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of these four values:

1.	contract value;

2.	total purchase payments minus adjusted partial withdrawals; or

3.	the maximum anniversary value at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

•	subtract each payment adjusted for market value from the contract value and the MAV.

•	subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 43

For each payment, we calculate the market value adjustment to the contract value, MAV, the GPAs and the one-year fixed account value of the 5% rising floor as:

PMT × CVG ECV

PMT =	each purchase payment made in the five years before you exercise the GMIB.

CVG =	current contract value at the time you exercise the GMIB.

ECV =	the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:

PMT × (1.05)CY

CY =	the full number of contract years the payment has been in the contract.

Exercising the GMIB

•	you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a “contingent event” (disability, terminal illness or confinement to a nursing home or hospital, see “Charges — Contingent events” for more details.)

•	the annuitant on the retirement date must be between 50 and 86 years old.

•	you can only take an annuity payout under one of the following annuity payout plans:

– Plan A — Life Annuity – no refund

– Plan B — Life Annuity with ten years certain

– Plan D — Joint and last survivor life annuity – no refund

•	you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt–1 (1 + i) 1.05	= Pt

Pt–1	= prior annuity payout
Pt	= current annuity payout
i	= annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts

 44  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

Terminating the GMIB

•	You may terminate the rider within 30 days after the first and fifth rider anniversaries.

•	You may terminate the rider any time after the tenth rider anniversary.

•	The rider will terminate on the date:

– you make a full withdrawal from the contract;

– a death benefit is payable; or

– you choose to begin taking annuity payouts under the regular contract provisions.

•	The rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.

*	The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

Example

•	You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all your purchase payments to the subaccounts.

•	There are no additional purchase payments and no partial withdrawals.

•	Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

Contract				GMIB
anniversary	Contract value	MAV	5% rising floor	benefit base

1	$107,000	$107,000	$105,000

2	125,000	125,000	110,250

3	132,000	132,000	115,763

4	150,000	150,000	121,551

5	85,000	150,000	127,628

6	120,000	150,000	134,010

7	138,000	150,000	140,710

8	152,000	152,000	147,746

9	139,000	152,000	155,133

10	126,000	152,000	162,889	$162,889

11	138,000	152,000	171,034	171,034

12	147,000	152,000	179,586	179,586

13	163,000	163,000	188,565	188,565

14	159,000	163,000	197,993	197,993

15	212,000	212,000	207,893	212,000

NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

			Minimum Guaranteed Monthly Income
Contract		Plan A –	Plan B –	Plan D – joint and
anniversary	GMIB	life annuity —	life annuity with	last survivor life
at exercise	benefit base	no refund	ten years certain	annuity — no refund

10	$162,889 (5% rising floor)	$840.51	$817.70	$672.73

15	212,000 (MAV)	1,250.80	1,193.56	968.84

The payouts above are shown at guaranteed annuity rates of 3% stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 45

equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

Contract		Plan A –	Plan B –	Plan D – joint and
anniversary		life annuity —	life annuity with	last survivor life
at exercise	Contract value	no refund	ten years certain	annuity — no refund

10	$126,000	$650.16	$632.52	$520.38

15	212,000	1,250.80	1,193.56	968.84

At the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We calculate the fee as follows:

BB + AT – FAV

BB	=	the GMIB benefit base.
AT	=	adjusted transfers from the subaccounts to the GPAs or the one-year fixed account made in the six months before the contract anniversary calculated as:

PT × VAT SVT

PT	=	the amount transferred from the subaccounts to the GPAs or the one-year fixed account within six months of the contract anniversary.
VAT	=	variable account floor on the date of (but prior to) the transfer.
SVT	=	value of the subaccounts on the date of (but prior to) the transfer.
FAV	=	the value of your GPAs and the one-year fixed account.

The result of AT – FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

Example

•	You purchase the contract with a payment of $100,000 and allocate all of your payment to the subaccounts.

•	You make no transfers or partial withdrawals.

Contract		GMIB fee	Value on which we	GMIB fee
anniversary	Contract value	percentage	base the GMIB fee	charged to you

1	$80,000	0.70%	5% rising floor = $100,000 × 1.05	$735

2	150,000	0.70%	Contract value = $150,000	1,050

3	102,000	0.70%	MAV = $150,000	1,050

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts” and “Taxes — Qualified Annuities — Annuity payouts.” If you select a variable

 46  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

Amounts of fixed and variable payouts depend on:

•	the annuity payout plan you select;

•	the annuitant’s age and, in most cases, sex;

•	the annuity table in the contract; and

•	the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see “Making the Most of Your Contract — Transfer policies”).

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

•	Plan A – Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

•	Plan B – Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.

•	Plan C – Life annuity — installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

•	Plan D – Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

•	Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the annuity payout period, you may make full and partial withdrawals. If you make a full withdrawal, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. If the original contract was an Option L contract, the discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 47

of 5.0%. If the original contract was an Option C contract, the discount rate we use in the calculation will vary between 5.55% and 7.05% depending on the applicable assumed investment rate. (See “Charges — Withdrawal charge under Annuity Payout Plan E.”) A 10% IRS penalty tax could apply to the taxable portion if you take a withdrawal. (See “Taxes.”)

Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

•	in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

•	over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

Annuity payouts: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

 48  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death — If You Die Before the Retirement Start Date”).

Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.

Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.

Penalties: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

•	because of your death or in the event of nonnatural ownership, the death of the annuitant;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if it is allocable to an investment before Aug. 14, 1982; or

•	if annuity payouts are made under immediate annuities as defined by the Code.

Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.

1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules may apply. However, if the insurance policy has an outstanding loan, there may be tax

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 49

consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.

For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange. Different IRS limitations on withdrawals apply to partial exchanges completed prior to October 24, 2011.

Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty on the taxable portion.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.

Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

 50  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

•	the payout is a RMD as defined under the Code;

•	the payout is made on account of an eligible hardship; or

•	the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

•	because of your death;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

•	to pay certain medical or education expenses (IRAs only); or

•	if the distribution is made from an inherited IRA.

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death — If you Die Before the Retirement Date”).

Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.

Assignment: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable, on the taxable portion.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 51

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Spousal status: In the case of United States v. Windsor, Section 3 of the Defense of Marriage Act was declared unconstitutional by the U.S. Supreme Court. As a result of this ruling, same sex marriages recognized under state law must be afforded all of the benefits of marriage for federal law purposes. The IRS subsequently provided interpretive guidance which, for federal tax purposes, determined the recognition of a same sex marriage is based on the state or foreign jurisdiction in which the marriage occurred. In addition, the guidance states that other relationships that may be recognized under state law, such as civil unions or domestic partnerships, are not considered marriages for federal tax purposes. Therefore, if you are in a civil union or other non-marital relationship recognized under state law, you will not receive the favorable federal tax treatment normally afforded to married couples.

When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.

If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

•	the reserve held in each subaccount for your contract; divided by

•	the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

•	laws or regulations change;

 52  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

•	the existing funds become unavailable; or

•	in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

•	add new subaccounts;

•	combine any two or more subaccounts;

•	transfer assets to and from the subaccounts or the variable account; and

•	eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio — Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

About the Service Providers

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (“RiverSource Distributors”), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 4.25% each time a purchase payment is made for contract Option L and 1% for contract Option C as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay an additional sales commission of up to 1.00% (for both contract options) of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

•	revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Expense Summary”);

•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The funds”);

•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and

•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 53

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

•	fees and expenses we collect from contract owners, including withdrawal charges; and

•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota and a multistate insurance department examination). RiverSource Life has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Additional Information

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2013, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access this document, see “SEC Filings” under “Investor Relations” on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in

 54  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 55

Appendix: Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts (if any) that were not available under your contract as of Dec. 31, 2013. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

Variable account charges of 1.40% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (09/22/1999)
Accumulation unit value at beginning of period	$0.67	$0.60	$0.79	$0.68	$0.45	$0.86	$0.73	$0.68	$0.67	$0.65
Accumulation unit value at end of period	$0.81	$0.67	$0.60	$0.79	$0.68	$0.45	$0.86	$0.73	$0.68	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	170	235	350	428	503	570	717	914	1,202	1,283

AllianceBernstein VPS Growth and Income Portfolio (Class B) (08/30/2002)
Accumulation unit value at beginning of period	$1.57	$1.35	$1.29	$1.16	$0.98	$1.68	$1.62	$1.41	$1.36	$1.24
Accumulation unit value at end of period	$2.08	$1.57	$1.35	$1.29	$1.16	$0.98	$1.68	$1.62	$1.41	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	47	85	118	138	208	358	387	427	407	363

AllianceBernstein VPS Large Cap Growth Portfolio (Class B) (09/22/1999)
Accumulation unit value at beginning of period	$0.82	$0.72	$0.75	$0.69	$0.51	$0.87	$0.77	$0.79	$0.70	$0.65
Accumulation unit value at end of period	$1.11	$0.82	$0.72	$0.75	$0.69	$0.51	$0.87	$0.77	$0.79	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	318	380	710	877	1,081	1,186	1,619	1,808	2,130	2,021

Columbia Variable Portfolio – Cash Management Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$1.28	$1.30	$1.31	$1.33	$1.35	$1.34	$1.29	$1.26	$1.24	$1.25
Accumulation unit value at end of period	$1.26	$1.28	$1.30	$1.31	$1.33	$1.35	$1.34	$1.29	$1.26	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	2,750	2,860	3,784	4,615	4,417	4,753	3,976	3,923	6,630	7,059

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$2.17	$2.04	$1.94	$1.82	$1.61	$1.75	$1.68	$1.63	$1.62	$1.58
Accumulation unit value at end of period	$2.09	$2.17	$2.04	$1.94	$1.82	$1.61	$1.75	$1.68	$1.63	$1.62
Number of accumulation units outstanding at end of period (000 omitted)	1,527	2,043	2,171	2,609	9,757	10,453	12,248	8,733	8,279	9,515

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.78	$1.58	$1.69	$1.46	$1.16	$1.98	$1.86	$1.58	$1.41	$1.21
Accumulation unit value at end of period	$2.22	$1.78	$1.58	$1.69	$1.46	$1.16	$1.98	$1.86	$1.58	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	1,067	1,539	1,827	2,123	9,137	8,505	6,387	5,210	2,698	1,026

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$1.78	$1.58	$1.53	$1.32	$1.08	$1.89	$1.86	$1.64	$1.56	$1.50
Accumulation unit value at end of period	$2.34	$1.78	$1.58	$1.53	$1.32	$1.08	$1.89	$1.86	$1.64	$1.56
Number of accumulation units outstanding at end of period (000 omitted)	1,652	2,086	2,533	3,074	3,447	3,843	4,871	5,898	4,590	4,708

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (08/30/2002)
Accumulation unit value at beginning of period	$1.59	$1.45	$1.73	$1.39	$0.86	$1.59	$1.41	$1.44	$1.32	$1.23
Accumulation unit value at end of period	$2.06	$1.59	$1.45	$1.73	$1.39	$0.86	$1.59	$1.41	$1.44	$1.32
Number of accumulation units outstanding at end of period (000 omitted)	666	810	906	1,009	1,184	1,418	1,722	2,222	377	159

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.25	$1.25	$1.25	$1.23	$1.18	$1.23	$1.18	$1.15	$1.15	$1.16
Accumulation unit value at end of period	$1.21	$1.25	$1.25	$1.25	$1.23	$1.18	$1.23	$1.18	$1.15	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	619	688	803	893	2,339	2,088	2,176	2,281	2,359	2,330

Fidelity® VIP Contrafund® Portfolio Service Class 2 (08/30/2002)
Accumulation unit value at beginning of period	$1.94	$1.70	$1.77	$1.54	$1.15	$2.03	$1.76	$1.60	$1.39	$1.23
Accumulation unit value at end of period	$2.51	$1.94	$1.70	$1.77	$1.54	$1.15	$2.03	$1.76	$1.60	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	1,652	2,342	2,842	3,363	5,125	8,294	9,083	10,127	5,827	3,099

Fidelity® VIP Growth Portfolio Service Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.18	$1.04	$1.06	$0.87	$0.69	$1.32	$1.06	$1.01	$0.97	$0.95
Accumulation unit value at end of period	$1.58	$1.18	$1.04	$1.06	$0.87	$0.69	$1.32	$1.06	$1.01	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	111	144	158	187	260	292	726	815	744	882

Fidelity® VIP Mid Cap Portfolio Service Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.40	$2.12	$2.41	$1.90	$1.38	$2.32	$2.04	$1.84	$1.58	$1.29
Accumulation unit value at end of period	$3.21	$2.40	$2.12	$2.41	$1.90	$1.38	$2.32	$2.04	$1.84	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	449	629	812	1,103	2,608	3,630	3,308	3,045	2,336	1,901

 56  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (09/22/1999)
Accumulation unit value at beginning of period	$1.77	$1.57	$1.61	$1.47	$1.18	$1.91	$1.87	$1.60	$1.47	$1.32
Accumulation unit value at end of period	$2.24	$1.77	$1.57	$1.61	$1.47	$1.18	$1.91	$1.87	$1.60	$1.47
Number of accumulation units outstanding at end of period (000 omitted)	1,777	2,135	2,449	3,186	4,141	5,501	9,245	10,913	11,340	11,643

FTVIPT Franklin Small Cap Value VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.96	$1.68	$1.77	$1.40	$1.10	$1.66	$1.73	$1.50	$1.40	$1.14
Accumulation unit value at end of period	$2.63	$1.96	$1.68	$1.77	$1.40	$1.10	$1.66	$1.73	$1.50	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	90	113	131	165	253	474	771	847	873	749

FTVIPT Templeton Foreign VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.65	$1.42	$1.61	$1.50	$1.11	$1.89	$1.66	$1.39	$1.28	$1.09
Accumulation unit value at end of period	$2.00	$1.65	$1.42	$1.61	$1.50	$1.11	$1.89	$1.66	$1.39	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	286	330	396	517	595	936	1,425	1,562	1,549	1,200

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.96	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.33	$0.96	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	62	88	—	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.71	$1.46	$1.51	$1.33	$1.05	$1.66	$1.72	$1.50	$1.46	$1.26
Accumulation unit value at end of period	$2.29	$1.71	$1.46	$1.51	$1.33	$1.05	$1.66	$1.72	$1.50	$1.46
Number of accumulation units outstanding at end of period (000 omitted)	1,078	1,794	2,208	2,626	5,001	6,104	5,949	6,248	3,864	1,094

Invesco V.I. Growth and Income Fund, Series II Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.68	$1.49	$1.54	$1.39	$1.14	$1.70	$1.69	$1.47	$1.36	$1.21
Accumulation unit value at end of period	$2.21	$1.68	$1.49	$1.54	$1.39	$1.14	$1.70	$1.69	$1.47	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	62	74	118	154	170	180	435	454	439	458

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.97	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.31	$0.97	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	23	58	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (07/31/2002)
Accumulation unit value at beginning of period	$1.27	$1.10	$1.15	$1.09	$0.75	$1.58	$1.58	$1.42	$1.37	$1.25
Accumulation unit value at end of period	$1.67	$1.27	$1.10	$1.15	$1.09	$0.75	$1.58	$1.58	$1.42	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	144	166	211	315	410	507	677	773	870	898

MFS® New Discovery Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$1.59	$1.33	$1.51	$1.13	$0.70	$1.18	$1.17	$1.05	$1.01	$0.97
Accumulation unit value at end of period	$2.21	$1.59	$1.33	$1.51	$1.13	$0.70	$1.18	$1.17	$1.05	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	7	27	36	72	75	113	149	175	203	227

MFS® Total Return Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$1.40	$1.28	$1.27	$1.18	$1.02	$1.33	$1.29	$1.17	$1.16	$1.06
Accumulation unit value at end of period	$1.63	$1.40	$1.28	$1.27	$1.18	$1.02	$1.33	$1.29	$1.17	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	604	700	881	1,125	1,365	2,120	3,307	3,207	3,304	3,221

MFS® Utilities Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$2.87	$2.57	$2.45	$2.19	$1.67	$2.72	$2.16	$1.67	$1.46	$1.14
Accumulation unit value at end of period	$3.40	$2.87	$2.57	$2.45	$2.19	$1.67	$2.72	$2.16	$1.67	$1.46
Number of accumulation units outstanding at end of period (000 omitted)	36	42	74	96	100	106	163	161	159	55

Morgan Stanley UIF U.S. Real Estate Portfolio, Class I Shares (08/30/2002)
Accumulation unit value at beginning of period	$2.67	$2.33	$2.24	$1.74	$1.38	$2.25	$2.75	$2.02	$1.75	$1.30
Accumulation unit value at end of period	$2.68	$2.67	$2.33	$2.24	$1.74	$1.38	$2.25	$2.75	$2.02	$1.75
Number of accumulation units outstanding at end of period (000 omitted)	29	30	41	47	66	99	111	141	136	149

Oppenheimer Capital Appreciation Fund/VA, Service Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.44	$1.29	$1.32	$1.23	$0.86	$1.61	$1.44	$1.35	$1.31	$1.25
Accumulation unit value at end of period	$1.84	$1.44	$1.29	$1.32	$1.23	$0.86	$1.61	$1.44	$1.35	$1.31
Number of accumulation units outstanding at end of period (000 omitted)	44	45	56	78	93	180	289	319	300	302

Oppenheimer Global Fund/VA, Service Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.72	$1.45	$1.60	$1.40	$1.02	$1.74	$1.66	$1.43	$1.28	$1.09
Accumulation unit value at end of period	$2.16	$1.72	$1.45	$1.60	$1.40	$1.02	$1.74	$1.66	$1.43	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	196	233	296	371	429	566	864	940	833	690

Oppenheimer Global Strategic Income Fund/VA, Service Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.81	$1.63	$1.64	$1.45	$1.24	$1.47	$1.36	$1.29	$1.27	$1.19
Accumulation unit value at end of period	$1.78	$1.81	$1.63	$1.64	$1.45	$1.24	$1.47	$1.36	$1.29	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	1,478	1,875	2,158	2,738	9,304	8,701	9,868	6,464	4,642	2,922

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 57

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (07/31/2002)
Accumulation unit value at beginning of period	$2.12	$1.82	$1.90	$1.56	$1.16	$1.89	$1.95	$1.72	$1.59	$1.35
Accumulation unit value at end of period	$2.94	$2.12	$1.82	$1.90	$1.56	$1.16	$1.89	$1.95	$1.72	$1.59
Number of accumulation units outstanding at end of period (000 omitted)	71	63	91	140	191	210	307	330	355	322

Putnam VT Global Health Care Fund – Class IB Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.38	$1.15	$1.18	$1.16	$0.94	$1.14	$1.17	$1.15	$1.03	$0.98
Accumulation unit value at end of period	$1.93	$1.38	$1.15	$1.18	$1.16	$0.94	$1.14	$1.17	$1.15	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	49	48	71	94	120	136	185	196	167	147

Putnam VT Growth and Income Fund – Class IB Shares (10/05/1998)
Accumulation unit value at beginning of period	$1.35	$1.15	$1.22	$1.09	$0.85	$1.40	$1.51	$1.32	$1.28	$1.16
Accumulation unit value at end of period	$1.81	$1.35	$1.15	$1.22	$1.09	$0.85	$1.40	$1.51	$1.32	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	599	708	812	1,063	1,414	1,861	2,565	3,460	4,185	4,645

Putnam VT International Equity Fund – Class IB Shares (09/22/1999)
Accumulation unit value at beginning of period	$1.19	$0.99	$1.20	$1.11	$0.90	$1.63	$1.53	$1.21	$1.10	$0.96
Accumulation unit value at end of period	$1.50	$1.19	$0.99	$1.20	$1.11	$0.90	$1.63	$1.53	$1.21	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	636	714	947	1,199	1,363	1,487	1,885	2,110	2,185	2,258

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (05/01/2002)
Accumulation unit value at beginning of period	$1.73	$1.55	$1.64	$1.34	$0.99	$1.47	$1.57	$1.33	$1.27	$1.07
Accumulation unit value at end of period	$2.30	$1.73	$1.55	$1.64	$1.34	$0.99	$1.47	$1.57	$1.33	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	577	973	1,139	1,364	1,800	2,045	2,297	2,129	2,323	692

Wells Fargo Advantage VT International Equity Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$1.59	$1.43	$1.66	$1.44	$1.27	$2.20	$1.95	$1.61	$1.41	$1.20
Accumulation unit value at end of period	$1.88	$1.59	$1.43	$1.66	$1.44	$1.27	$2.20	$1.95	$1.61	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	178	197	277	324	434	491	679	717	623	663

Wells Fargo Advantage VT Omega Growth Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$2.17	$1.82	$1.96	$1.66	$1.17	$1.64	$1.49	$1.43	$1.40	$1.33
Accumulation unit value at end of period	$2.99	$2.17	$1.82	$1.96	$1.66	$1.17	$1.64	$1.49	$1.43	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	971	1,453	1,779	2,121	276	333	464	531	573	580

Wells Fargo Advantage VT Opportunity Fund – Class 2 (08/26/2011)
Accumulation unit value at beginning of period	$1.19	$1.05	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.54	$1.19	$1.05	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	317	356	501	—	—	—	—	—	—	—

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$0.62	$0.58	$0.62	$0.49	$0.33	$0.57	$0.50	$0.42	$0.40	$0.35
Accumulation unit value at end of period	$0.91	$0.62	$0.58	$0.62	$0.49	$0.33	$0.57	$0.50	$0.42	$0.40
Number of accumulation units outstanding at end of period (000 omitted)	459	490	627	785	586	966	992	1,281	1,363	1,351

Wells Fargo Advantage VT Small Cap Value Fund – Class 2 (07/16/2010)
Accumulation unit value at beginning of period	$1.25	$1.11	$1.22	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.42	$1.25	$1.11	$1.22	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	390	435	532	655	—	—	—	—	—	—

Wells Fargo Advantage VT Total Return Bond Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.86	$1.78	$1.67	$1.58	$1.43	$1.42	$1.35	$1.32	$1.31	$1.28
Accumulation unit value at end of period	$1.79	$1.86	$1.78	$1.67	$1.58	$1.43	$1.42	$1.35	$1.32	$1.31
Number of accumulation units outstanding at end of period (000 omitted)	1,315	1,602	1,785	2,234	2,406	2,685	3,965	5,543	2,193	622

Variable account charges of 1.80% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (08/30/2002)
Accumulation unit value at beginning of period	$1.33	$1.19	$1.59	$1.36	$0.90	$1.75	$1.49	$1.40	$1.37	$1.33
Accumulation unit value at end of period	$1.60	$1.33	$1.19	$1.59	$1.36	$0.90	$1.75	$1.49	$1.40	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	3	7	8	11	—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (08/30/2002)
Accumulation unit value at beginning of period	$1.49	$1.29	$1.24	$1.12	$0.95	$1.63	$1.58	$1.38	$1.34	$1.23
Accumulation unit value at end of period	$1.97	$1.49	$1.29	$1.24	$1.12	$0.95	$1.63	$1.58	$1.38	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	69	72	72	74	83	108	72	74	71	10

AllianceBernstein VPS Large Cap Growth Portfolio (Class B) (08/30/2002)
Accumulation unit value at beginning of period	$1.35	$1.19	$1.25	$1.16	$0.86	$1.46	$1.31	$1.34	$1.19	$1.11
Accumulation unit value at end of period	$1.82	$1.35	$1.19	$1.25	$1.16	$0.86	$1.46	$1.31	$1.34	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 58  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$0.96	$0.98	$0.99	$1.01	$1.03	$1.03	$1.00	$0.97	$0.96	$0.97
Accumulation unit value at end of period	$0.94	$0.96	$0.98	$0.99	$1.01	$1.03	$1.03	$1.00	$0.97	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	272	410	653	834	1,528	1,406	472	174	48	24

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.34	$1.27	$1.21	$1.14	$1.01	$1.10	$1.07	$1.04	$1.04	$1.01
Accumulation unit value at end of period	$1.29	$1.34	$1.27	$1.21	$1.14	$1.01	$1.10	$1.07	$1.04	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	130	167	149	178	2,034	1,850	1,965	638	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.55	$1.39	$1.49	$1.29	$1.03	$1.77	$1.67	$1.42	$1.27	$1.10
Accumulation unit value at end of period	$1.93	$1.55	$1.39	$1.49	$1.29	$1.03	$1.77	$1.67	$1.42	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	414	545	634	679	1,821	1,767	1,539	1,423	623	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (03/03/2003)
Accumulation unit value at beginning of period	$1.50	$1.34	$1.29	$1.12	$0.92	$1.62	$1.60	$1.42	$1.36	$1.31
Accumulation unit value at end of period	$1.96	$1.50	$1.34	$1.29	$1.12	$0.92	$1.62	$1.60	$1.42	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	339	445	540	619	709	709	647	681	810	502

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (08/30/2002)
Accumulation unit value at beginning of period	$1.53	$1.40	$1.67	$1.35	$0.84	$1.55	$1.39	$1.42	$1.31	$1.22
Accumulation unit value at end of period	$1.97	$1.53	$1.40	$1.67	$1.35	$0.84	$1.55	$1.39	$1.42	$1.31
Number of accumulation units outstanding at end of period (000 omitted)	62	81	93	91	108	143	124	136	140	85

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.05	$1.05	$1.06	$1.05	$1.01	$1.05	$1.02	$1.00	$1.00	$1.01
Accumulation unit value at end of period	$1.01	$1.05	$1.05	$1.06	$1.05	$1.01	$1.05	$1.02	$1.00	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	98	1,195	135	188	580	530	419	519	197	31

Fidelity® VIP Contrafund® Portfolio Service Class 2 (08/30/2002)
Accumulation unit value at beginning of period	$1.86	$1.63	$1.71	$1.49	$1.12	$1.98	$1.72	$1.57	$1.37	$1.21
Accumulation unit value at end of period	$2.39	$1.86	$1.63	$1.71	$1.49	$1.12	$1.98	$1.72	$1.57	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	750	951	1,114	1,216	1,544	2,073	2,145	2,526	1,386	524

Fidelity® VIP Growth Portfolio Service Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.12	$1.00	$1.02	$0.84	$0.67	$1.29	$1.03	$0.99	$0.95	$0.94
Accumulation unit value at end of period	$1.50	$1.12	$1.00	$1.02	$0.84	$0.67	$1.29	$1.03	$0.99	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Fidelity® VIP Mid Cap Portfolio Service Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$2.17	$1.93	$2.21	$1.75	$1.27	$2.15	$1.90	$1.72	$1.48	$1.21
Accumulation unit value at end of period	$2.90	$2.17	$1.93	$2.21	$1.75	$1.27	$2.15	$1.90	$1.72	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	107	137	159	168	420	542	458	374	196	54

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.39	$1.23	$1.27	$1.16	$0.94	$1.52	$1.50	$1.29	$1.19	$1.07
Accumulation unit value at end of period	$1.75	$1.39	$1.23	$1.27	$1.16	$0.94	$1.52	$1.50	$1.29	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	9	9	8	31	31	47	94	154	—	138

FTVIPT Franklin Small Cap Value VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.88	$1.61	$1.71	$1.36	$1.07	$1.62	$1.69	$1.47	$1.38	$1.14
Accumulation unit value at end of period	$2.51	$1.88	$1.61	$1.71	$1.36	$1.07	$1.62	$1.69	$1.47	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	14	15	15	16	16	15	15	22	22	23

FTVIPT Templeton Foreign VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.55	$1.34	$1.52	$1.43	$1.06	$1.82	$1.60	$1.34	$1.24	$1.07
Accumulation unit value at end of period	$1.87	$1.55	$1.34	$1.52	$1.43	$1.06	$1.82	$1.60	$1.34	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.96	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.32	$0.96	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	—	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.64	$1.41	$1.46	$1.29	$1.02	$1.62	$1.69	$1.48	$1.45	$1.26
Accumulation unit value at end of period	$2.19	$1.64	$1.41	$1.46	$1.29	$1.02	$1.62	$1.69	$1.48	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	712	945	1,129	1,222	1,650	1,870	1,946	2,067	1,345	383

Invesco V.I. Growth and Income Fund, Series II Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.60	$1.42	$1.48	$1.34	$1.10	$1.65	$1.64	$1.44	$1.34	$1.19
Accumulation unit value at end of period	$2.10	$1.60	$1.42	$1.48	$1.34	$1.10	$1.65	$1.64	$1.44	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	8	9	9	9

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 59

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.97	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.30	$0.97	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2	6	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (07/31/2002)
Accumulation unit value at beginning of period	$1.22	$1.06	$1.11	$1.06	$0.73	$1.55	$1.55	$1.40	$1.35	$1.24
Accumulation unit value at end of period	$1.60	$1.22	$1.06	$1.11	$1.06	$0.73	$1.55	$1.55	$1.40	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	26	32	37	37	37	51	38	52	63	48

MFS® New Discovery Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$1.52	$1.28	$1.46	$1.09	$0.68	$1.15	$1.14	$1.03	$1.00	$0.96
Accumulation unit value at end of period	$2.11	$1.52	$1.28	$1.46	$1.09	$0.68	$1.15	$1.14	$1.03	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® Total Return Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$1.31	$1.21	$1.21	$1.12	$0.97	$1.27	$1.25	$1.14	$1.13	$1.04
Accumulation unit value at end of period	$1.53	$1.31	$1.21	$1.21	$1.12	$0.97	$1.27	$1.25	$1.14	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	41	39	67	65	46	43	49	33	45	—

MFS® Utilities Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$2.68	$2.41	$2.31	$2.07	$1.59	$2.60	$2.07	$1.61	$1.41	$1.10
Accumulation unit value at end of period	$3.17	$2.68	$2.41	$2.31	$2.07	$1.59	$2.60	$2.07	$1.61	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	5	6	13	13	3	3	3	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class I Shares (08/30/2002)
Accumulation unit value at beginning of period	$2.56	$2.25	$2.16	$1.69	$1.34	$2.20	$2.70	$1.99	$1.74	$1.29
Accumulation unit value at end of period	$2.57	$2.56	$2.25	$2.16	$1.69	$1.34	$2.20	$2.70	$1.99	$1.74
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.38	$1.23	$1.27	$1.19	$0.84	$1.57	$1.41	$1.33	$1.29	$1.23
Accumulation unit value at end of period	$1.75	$1.38	$1.23	$1.27	$1.19	$0.84	$1.57	$1.41	$1.33	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	132	156	170	183	178	209	210	239	206	63

Oppenheimer Global Fund/VA, Service Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.98	$1.67	$1.86	$1.63	$1.19	$2.04	$1.96	$1.70	$1.51	$1.30
Accumulation unit value at end of period	$2.47	$1.98	$1.67	$1.86	$1.63	$1.19	$2.04	$1.96	$1.70	$1.51
Number of accumulation units outstanding at end of period (000 omitted)	64	65	70	72	74	68	76	62	54	101

Oppenheimer Global Strategic Income Fund/VA, Service Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.64	$1.48	$1.50	$1.33	$1.14	$1.36	$1.26	$1.20	$1.19	$1.12
Accumulation unit value at end of period	$1.61	$1.64	$1.48	$1.50	$1.33	$1.14	$1.36	$1.26	$1.20	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	536	583	673	772	1,984	1,801	2,174	1,584	1,042	417

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (07/31/2002)
Accumulation unit value at beginning of period	$2.03	$1.76	$1.83	$1.52	$1.13	$1.85	$1.91	$1.70	$1.58	$1.35
Accumulation unit value at end of period	$2.80	$2.03	$1.76	$1.83	$1.52	$1.13	$1.85	$1.91	$1.70	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	16	17	19	—

Putnam VT Global Health Care Fund – Class IB Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.53	$1.28	$1.32	$1.31	$1.06	$1.30	$1.33	$1.32	$1.18	$1.12
Accumulation unit value at end of period	$2.13	$1.53	$1.28	$1.32	$1.31	$1.06	$1.30	$1.33	$1.32	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	5	5	5	5	5	—

Putnam VT Growth and Income Fund – Class IB Shares (03/01/2002)
Accumulation unit value at beginning of period	$1.12	$0.95	$1.02	$0.91	$0.71	$1.18	$1.28	$1.12	$1.09	$1.00
Accumulation unit value at end of period	$1.49	$1.12	$0.95	$1.02	$0.91	$0.71	$1.18	$1.28	$1.12	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT International Equity Fund – Class IB Shares (03/01/2002)
Accumulation unit value at beginning of period	$1.26	$1.05	$1.29	$1.19	$0.98	$1.77	$1.67	$1.33	$1.20	$1.06
Accumulation unit value at end of period	$1.59	$1.26	$1.05	$1.29	$1.19	$0.98	$1.77	$1.67	$1.33	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	12	12	12	12	12	12	12	12	14	14

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (07/31/2002)
Accumulation unit value at beginning of period	$2.01	$1.81	$1.92	$1.57	$1.17	$1.75	$1.87	$1.58	$1.52	$1.29
Accumulation unit value at end of period	$2.67	$2.01	$1.81	$1.92	$1.57	$1.17	$1.75	$1.87	$1.58	$1.52
Number of accumulation units outstanding at end of period (000 omitted)	322	436	509	542	656	739	794	763	746	325

Wells Fargo Advantage VT International Equity Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$1.53	$1.37	$1.60	$1.40	$1.24	$2.15	$1.91	$1.58	$1.39	$1.19
Accumulation unit value at end of period	$1.79	$1.53	$1.37	$1.60	$1.40	$1.24	$2.15	$1.91	$1.58	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	6	8	8	8	21	19	25	31	25	—

 60  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Wells Fargo Advantage VT Omega Growth Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$2.08	$1.76	$1.89	$1.61	$1.14	$1.60	$1.46	$1.41	$1.38	$1.32
Accumulation unit value at end of period	$2.85	$2.08	$1.76	$1.89	$1.61	$1.14	$1.60	$1.46	$1.41	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	303	426	503	552	6	8	23	32	31	2

Wells Fargo Advantage VT Opportunity Fund – Class 2 (08/26/2011)
Accumulation unit value at beginning of period	$1.19	$1.05	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.52	$1.19	$1.05	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8	10	11	—	—	—	—	—	—	—

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2 (03/03/2003)
Accumulation unit value at beginning of period	$2.50	$2.36	$2.52	$2.02	$1.35	$2.34	$2.10	$1.74	$1.67	$1.49
Accumulation unit value at end of period	$3.68	$2.50	$2.36	$2.52	$2.02	$1.35	$2.34	$2.10	$1.74	$1.67
Number of accumulation units outstanding at end of period (000 omitted)	3	4	4	5	4	5	4	5	5	5

Wells Fargo Advantage VT Small Cap Value Fund – Class 2 (07/16/2010)
Accumulation unit value at beginning of period	$1.24	$1.11	$1.22	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.40	$1.24	$1.11	$1.22	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wells Fargo Advantage VT Total Return Bond Fund – Class 2 (03/03/2003)
Accumulation unit value at beginning of period	$1.42	$1.37	$1.28	$1.22	$1.11	$1.10	$1.06	$1.04	$1.04	$1.01
Accumulation unit value at end of period	$1.36	$1.42	$1.37	$1.28	$1.22	$1.11	$1.10	$1.06	$1.04	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	328	381	428	483	660	649	1,137	1,856	658	206

EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS 61

Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts	p. 3

Rating Agencies	p. 4

Revenues Received During Calendar Year 2013	p. 4

Principal Underwriter	p. 5

Independent Registered Public Accounting Firm	p. 5

Condensed Financial Information (Unaudited)	p. 6

Financial Statements

 62  EVERGREEN PATHWAYS VARIABLE ANNUITY — PROSPECTUS

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RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-333-3437

RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.

©2008-2014 RiverSource Life Insurance Company. All rights reserved.
45275 R (5/14)

Prospectus

May 1, 2014

Evergreen

Pathwayssm Select Variable Annuity

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

Issued by:	RiverSource Life Insurance Company (RiverSource Life)

829 Ameriprise Financial Center
Minneapolis, MN 55474
Telephone: 1-800-333-3437
(Corporate Office)
RiverSource Variable Annuity Account/RiverSource MVA Account

New contracts are not currently being offered.

This prospectus contains information that you should know before investing in Evergreen Pathways Select Variable Annuity Contract Option L and Contract Option C. The information in this prospectus applies to both contracts unless stated otherwise.

Prospectuses are also available for:

AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century® Variable Portfolios, Inc., Class II
Columbia Funds Variable Series Trust II
Dreyfus Variable Investment Fund, Service Share Class
Fidelity® Variable Insurance Products Service Class 2
Franklin® Templeton® Variable Insurance Products
  Trust (FTVIPT) – Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Invesco Variable Insurance Funds
Morgan Stanley UIF
Oppenheimer Variable Account Funds, Service Shares
Putnam Variable Trust – Class IB Shares
Wanger Advisors Trust
Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity’s features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 1

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

 2  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.

Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract before we deduct any applicable charges.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.

Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code.

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

•	Roth IRAs including inherited Roth IRAs under Section 408A of the Code

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 3

•	Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

•	Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered nonqualified annuities.

Retirement date: The date when annuity payouts are scheduled to begin.

Rider effective date: The date a rider becomes effective as stated in the rider.

RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

 4  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

The Contract in Brief

This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee. Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest.

Purpose: These contracts allow you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. You may be able to purchase an optional benefit to reduce the investment risk you assume. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

Buying your contract: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See “Buying Your Contract”).

It may have not been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (“IRS”) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes-1035 Exchanges”.)

Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

Accounts: Generally, you may allocate your purchase payments among the:

•	subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See “The Variable Account and the Funds”).

•	GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See “The Guarantee Period Accounts (GPAs)”)

Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. (See “Making the Most of Your Contract — Transferring Among Accounts”).

Withdrawals: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty that may apply if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See “Withdrawals”)

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 5

Optional benefits: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits require investing in approved investment options which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (See “Optional Benefits”).

Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See “Benefits in Case of Death”).

Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See “The Annuity Payout Period”).

Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See “Taxes”).

 6  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Expense Summary

The following tables describe the fees and expenses that you will pay when buying, owning and making a withdrawal from the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract or make a withdrawal from the contract. State premium taxes also may be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal charge

(Contingent deferred sales charge as a percentage of purchase payment withdrawn)

You select either contract Option L or Option C at the time of application. Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than Option L.

Contract Option L
years from purchase payment receipt*	Withdrawal charge percentage

1-2	8%
3	7
4	6
Thereafter	0

*	According to our current administrative practice, for the purpose of withdrawal charge calculation, we consider that the year is completed one day prior to the contract anniversary.

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You must choose either contract Option L or Option C and one of the death benefit guarantees. The combination you choose determines the mortality and expense risk fee you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.

	Total mortality and	Variable account	Total variable
If you select contract Option L and:	expense risk fee	administrative charge	account expense

Return of Purchase Payment (ROP) Death Benefit	1.55%	0.15%	1.70%

Maximum Anniversary Value (MAV) Death Benefit	1.75	0.15	1.90

5% Accumulation Death Benefit	1.90	0.15	2.05

Enhanced Death Benefit	1.95	0.15	2.10

If you select contract Option C and:

ROP Death Benefit	1.65%	0.15%	1.80%

MAV Death Benefit	1.85	0.15	2.00

5% Accumulation Death Benefit	2.00	0.15	2.15

Enhanced Death Benefit	2.05	0.15	2.20

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 7

OTHER ANNUAL EXPENSES

Annual contract administrative charge	$40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

Optional Death Benefits
If eligible, you may have selected an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you have selected one of these benefits.

Benefit Protector® Death Benefit rider fee	0.25%

Benefit Protector® Plus Death Benefit rider fee	0.40%

(As a percentage of the contract value charged annually on the contract anniversary.)

Optional Living Benefits
If eligible, you may have selected one of the following optional living benefits. The fees apply only if you have selected one of these benefits. Investment allocation restrictions apply.

Accumulation Protector Benefit® rider fee	Maximum: 1.75%	Initial: 0.55%(1)

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

Guarantor® Withdrawal Benefit rider fee	Maximum: 1.50%	Initial: 0.55%(2)

(As a percentage of contract value charged annually on the contract anniversary.)

Income Assurer Benefit® – MAV rider fee	Maximum: 1.50%	Current: 0.30%(3)

Income Assurer Benefit® – 5% Accumulation Benefit Base rider fee	Maximum: 1.75%	Current: 0.60%(3)

Income Assurer Benefit® – Greater of MAV or 5% Accumulation Benefit Base rider fee	Maximum: 2.00%	Current: 0.65%(3)

(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1)	Current rider fees for elective step up or elective spousal continuation step up are shown in the table below.

	Current annual rider fee for	Current annual rider fee for
	elective step ups on or after	elective step ups on or after
	11/18/13 if invested in a	11/18/13 if invested in a
Current annual rider fee for	Portfolio Navigator fund	Portfolio Stabilizer fund
elective step ups before 11/18/13	at the time of step up	at the time of step up

0.55%	1.75%	1.30%

(2)	Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund Name	Current fee as of 12/18/13

Portfolio Stabilizer funds	0.55%

Portfolio Navigator funds:

Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.85%

Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.00%

(3)	For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV — 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base — 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base — 0.75%.

 8  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS
The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the contract. These operating expenses are for the fiscal year ended Dec. 31, 2013, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the total operating expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Minimum and maximum annual operating expenses for the funds

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)

	Minimum	Maximum

Total expenses before fee waivers and/or expense reimbursements	0.44%	1.50%

(1)	Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund’s affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund’s distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

AllianceBernstein VPS Growth and Income Portfolio (Class B)	0.55%	0.25%	0.05%	—%	0.85%

AllianceBernstein VPS International Value Portfolio (Class B)	0.75	0.25	0.07	—	1.07

American Century VP Inflation Protection, Class II	0.46	0.25	0.01	—	0.72

American Century VP Ultra®, Class II	0.90	0.25	0.01	—	1.16

American Century VP Value, Class II	0.87	0.25	—	—	1.12

Columbia Variable Portfolio – Cash Management Fund (Class 3)	0.33	0.13	0.15	—	0.61

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	0.41	0.13	0.14	—	0.68

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	0.56	0.13	0.14	—	0.83

Columbia Variable Portfolio – Emerging Markets Fund (Class 3)	1.07	0.13	0.23	—	1.43

Columbia Variable Portfolio – Income Opportunities Fund (Class 3)	0.57	0.13	0.15	—	0.85

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	0.68	0.13	0.13	—	0.94

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	0.64	0.13	0.15	—	0.92

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2)	0.20	0.25	0.46	0.47	1.38	(1)

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)	0.20	0.25	0.20	0.52	1.17	(1)

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2)	0.20	0.25	0.08	0.60	1.13	(1)

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)	0.19	0.25	0.06	0.54	1.04

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	0.76	0.13	0.14	—	1.03

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)	0.10	0.13	0.21	—	0.44

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3)	0.70	0.13	0.13	—	0.96

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)	0.36	0.13	0.13	—	0.62

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares	0.75	0.25	0.10	—	1.10

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares	1.00	0.25	0.25	—	1.50

Fidelity® VIP Contrafund® Portfolio Service Class 2	0.55	0.25	0.09	—	0.89

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2	0.31	0.25	0.11	—	0.67

Fidelity® VIP Mid Cap Portfolio Service Class 2	0.55	0.25	0.09	—	0.89

Fidelity® VIP Overseas Portfolio Service Class 2	0.70	0.25	0.14	—	1.09

FTVIPT Franklin Income VIP Fund – Class 2**	0.45	0.25	0.02	—	0.72

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 9

Total annual operating expenses for each fund* (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

FTVIPT Templeton Global Bond VIP Fund – Class 2**	0.46%	0.25%	0.05%	—%	0.76%

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	0.80	—	0.06	—	0.86	(2)

Invesco V.I. Comstock Fund, Series II Shares	0.56	0.25	0.28	—	1.09	(3)

Invesco V.I. Mid Cap Growth Fund, Series II Shares	0.75	0.25	0.33	—	1.33

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares	0.80	0.35	0.30	—	1.45	(4)

Oppenheimer Capital Appreciation Fund/VA, Service Shares	0.69	0.25	0.12	—	1.06	(5)

Oppenheimer Global Fund/VA, Service Shares	0.63	0.25	0.14	—	1.02

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	0.68	0.25	0.13	—	1.06	(6)

Putnam VT Global Health Care Fund – Class IB Shares	0.63	0.25	0.19	—	1.07

Putnam VT Small Cap Value Fund – Class IB Shares	0.63	0.25	0.18	0.22	1.28

Variable Portfolio – Aggressive Portfolio (Class 2)	—	0.25	0.03	0.80	1.08

Variable Portfolio – Aggressive Portfolio (Class 4)	—	0.25	0.03	0.80	1.08

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3)	0.42	0.13	0.14	—	0.69

Variable Portfolio – Conservative Portfolio (Class 2)	—	0.25	0.03	0.60	0.88

Variable Portfolio – Conservative Portfolio (Class 4)	—	0.25	0.03	0.60	0.88

Variable Portfolio – Moderate Portfolio (Class 2)	—	0.25	0.02	0.72	0.99

Variable Portfolio – Moderate Portfolio (Class 4)	—	0.25	0.02	0.72	0.99

Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	—	0.25	0.02	0.76	1.03

Variable Portfolio – Moderately Aggressive Portfolio (Class 4)	—	0.25	0.02	0.76	1.03

Variable Portfolio – Moderately Conservative Portfolio (Class 2)	—	0.25	0.02	0.67	0.94

Variable Portfolio – Moderately Conservative Portfolio (Class 4)	—	0.25	0.02	0.67	0.94

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	0.91	0.13	0.14	0.01	1.19

Variable Portfolio – Victory Established Value Fund (Class 3)	0.77	0.13	0.12	—	1.02

Wanger USA	0.86	—	0.10	—	0.96

Wells Fargo Advantage VT International Equity Fund – Class 2	0.75	0.25	0.20	0.01	1.21	(7)

Wells Fargo Advantage VT Omega Growth Fund – Class 2	0.55	0.25	0.24	—	1.04	(7)

Wells Fargo Advantage VT Opportunity Fund – Class 2	0.65	0.25	0.19	0.01	1.10	(7)

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	0.75	0.25	0.18	—	1.18

Wells Fargo Advantage VT Small Cap Value Fund – Class 2	0.75	0.25	0.35	0.01	1.36	(7)

Wells Fargo Advantage VT Total Return Bond Fund – Class 2	0.40	0.25	0.28	0.01	0.94	(7)

*	The Funds provided the information on their expenses and we have not independently verified the information.

**	The previous fund names can be found in “The Variable Account and the Funds” section of the prospectus.

***	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes and extraordinary expenses) until April 30, 2015, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.10% for Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2), 1.10% for Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) and 1.10% for Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2).

(2)	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.77% of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. After fee waivers and reimbursements, net expenses would be 0.83%.

(3)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series II shares to 1.03% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

 10  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

(4)	The Portfolios’ Distributor, Morgan Stanley Distribution Inc., has agreed to waive 0.10% of the 0.35% 12b-1 fee that it may receive. This fee waiver will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. acts to discontinue all or a portion of such waiver when it deems that such action is appropriate. After fee waivers, net expenses would be 1.35%.

(5)	The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to an annual rate of 1.05% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

(6)	The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to an annual rate of 1.05% as calculated on the daily net assets of the Fund. The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

(7)	The Adviser has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s total annual fund operating expenses after fee waiver at 0.94% for Wells Fargo Advantage VT International Equity Fund – Class 2, 1.00% for Wells Fargo Advantage VT Omega Growth Fund – Class 2, 1.00% for Wells Fargo Advantage VT Opportunity Fund – Class 2, 1.14% for Wells Fargo Advantage VT Small Cap Value Fund – Class 2 and 0.90% for Wells Fargo Advantage VT Total Return Bond Fund – Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. After fee waivers and/or reimbursements, net expenses would be 0.95% for Wells Fargo Advantage VT International Equity Fund – Class 2, 1.01% for Wells Fargo Advantage VT Opportunity Fund – Class 2, 1.15% for Wells Fargo Advantage VT Small Cap Value Fund – Class 2 and 0.91% for Wells Fargo Advantage VT Total Return Bond Fund – Class 2.

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 11

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges(1), variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.

Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of the funds* available with a living benefit rider and before fee waivers and/or expense reimbursements. They assume that you select the MAV Death Benefit, the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

*	Note: Certain funds are not available for contracts with living benefit riders and may have higher fund expenses than the rider fee and associated fund expenses shown here.

					If you do not withdraw your contract
	If you withdraw your contract				or if you select an annuity payout plan
	at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L	$1,316	$2,442	$3,056	$6,315	$596	$1,810	$3,056	$6,315

Contract Option C	606	1,840	3,102	6,396	606	1,840	3,102	6,396

Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:

					If you do not withdraw your contract
	If you withdraw your contract				or if you select an annuity payout plan
	at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L	$999	$1,473	$1,351	$2,850	$259	$794	$1,351	$2,850

Contract Option C	270	825	1,402	2,952	270	825	1,402	2,952

(1)	In these examples, the contract administrative charge is $40.
(2)	Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

 12  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Condensed Financial Information

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix M.

Financial Statements

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.

The Variable Account and the Funds

Variable Account. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.

We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.

The Funds. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund Name and Management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

•	Private label: This contract is a “private label” variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the affiliated funds are generally more profitable for us and our affiliates (see “Revenue we receive from the funds may create conflicts of interest”). These relationships may influence recommendations your

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 13

investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”) or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

•	Revenue we receive from the funds and potential conflicts of interest:

Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.

Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.

A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.

Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the fund. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.

We or our affiliates may receive payments from the 12b-1 fees, transfer fees or investment management fees of the funds. These fees are deducted from the assets of the funds. The amount, type, and manner in which the revenue from these sources is computed vary by fund. This revenue and the amount by which it can vary may create conflicts of interest.

Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.

We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company,

 14  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, our affiliated funds comprise the greatest amount and percentage of revenue we derive from payments made by the funds.

The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

•	Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

•	Compensating, training and educating investment professionals who sell the contracts.

•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

•	Providing sub-transfer agency and shareholder servicing to contract owners.

•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.

•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

•	Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

•	Subaccounting, transaction processing, recordkeeping and administration.

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser, subadviser, transfer agent or an affiliate of these and assets of the fund’s distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 15

Unless the PN program is in effect or you have selected one of the optional living benefit riders, you may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

Investing In	Investment Objective and Policies	Investment Adviser
AllianceBernstein VPS Growth and Income Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.

AllianceBernstein VPS International Value Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.

American Century VP Inflation Protection, Class II	Seeks long-term total return using a strategy that seeks to protect against U.S. inflation.	American Century Investment Management, Inc.

American Century VP Ultra®, Class II	Seeks capital growth.	American Century Investment Management, Inc.

American Century VP Value, Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

Columbia Variable Portfolio – Cash Management Fund (Class 3)	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	Seeks high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	Seeks high level of current income and, as a secondary goal, steady growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Emerging Markets Fund (Class 3)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Income Opportunities Fund (Class 3)	Seeks high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC

 16  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (Prior to 6/30/14 offered only for contracts with living benefit riders. Effective 6/30/14 offered for all contracts.)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (Prior to 6/30/14 offered only for contracts with living benefit riders. Effective 6/30/14 offered for all contracts.)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2) (Prior to 6/30/14 offered only for contracts with living benefit riders. Effective 6/30/14 offered for all contracts.)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (Prior to 6/30/14 offered only for contracts with living benefit riders. Effective 6/30/14 offered for all contracts.)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	Seeks growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3)	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)	Seeks high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.	Columbia Management Investment Advisers, LLC

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 17

Investing In	Investment Objective and Policies	Investment Adviser
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares	Seeks capital appreciation.	The Dreyfus Corporation

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares	Seeks long-term capital growth.	The Dreyfus Corporation

Fidelity® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either “growth” stocks or “value” stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2	Seeks as high level of current income as is consistent with the preservation of capital. Normally invests at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.	Fidelity Management & Research Company (FMR) is the fund’s manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either “growth” or “value” common stocks or both.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Overseas Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks allocating investments across different countries and regions. Normally invests at least 80% of assets in non-U.S. securities.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

FTVIPT Franklin Income VIP Fund – Class 2 (previously FTVIPT Franklin – Income Securities Fund – Class 2)	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.

FTVIPT Templeton Global Bond VIP Fund – Class 2 (previously FTVIPT Templeton Global Bond Securities Fund – Class 2)	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

 18  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
Invesco V.I. Comstock Fund, Series II Shares	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.

Invesco V.I. Mid Cap Growth Fund, Series II Shares	Seeks capital growth.	Invesco Advisers, Inc.

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares	Seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.	Morgan Stanley Investment Management Inc.

Oppenheimer Capital Appreciation Fund/VA, Service Shares	Seeks capital appreciation by investing in securities of well-known, established companies.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Global Fund/VA, Service Shares	Seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Putnam VT Global Health Care Fund – Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager

Putnam VT Small Cap Value Fund – Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Investments Limited, sub-manager

Variable Portfolio – Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 19

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3)	Non-diversified fund that seeks total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.

Variable Portfolio – Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

 20  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderate Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderate level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderate Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderate level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 21

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderately Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Barrow, Hanley, Mewhinney & Strauss, LLC, Denver Investment Advisors LLC, Donald Smith & Co., Inc., River Road Asset Management, LLC and Turner Investments L.P., subadvisers.

 22  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Victory Established Value Fund (Class 3)	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management, Inc., subadviser.

Wanger USA	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC

Wells Fargo Advantage VT International Equity Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Omega Growth Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Opportunity Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Small Cap Value Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Total Return Bond Fund – Class 2	Seeks total return consisting of income and capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

The Guarantee Period Accounts (GPAs)

The GPAs may not be available in some states.

Currently, unless you have elected one of the optional living benefit riders, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life’s revenues and other expenses. We cannot predict nor can we guarantee what future rates will be.

We hold amounts you allocate to the GPAs in a “nonunitized” separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 23

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

•	Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

•	Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies — Standard & Poor’s, Moody’s Investors Service or Fitch — or are rated in the two highest grades by the National Association of Insurance Commissioners;

•	Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

•	Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as “early withdrawals.” The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

•	transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;

•	automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new PN program investment option;

•	amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect;

•	amounts withdrawn for fees and charges; or

•	amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA

 24  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

If your GPA rate is:	The MVA is:

Less than the new GPA rate + 0.10%	Negative

Equal to the new GPA rate + 0.10%	Zero

Greater than the new GPA rate + 0.10%	Positive

For examples, see Appendix A.

Buying Your Contract

New contracts are not currently being offered. We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. Contract Option L has a four-year withdrawal charge schedule. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.

You can own a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you could have selected (if available in your state):

•	contract Option L or Option C;

•	GPAs and/or subaccounts in which you want to invest;

•	how you want to make purchase payments;

•	a beneficiary;

•	the optional PN program(1); and

•	one of the following Death Benefits:

– ROP Death Benefit

– MAV Death Benefit

– 5% Accumulation Death Benefit(2)

– Enhanced Death Benefit(2)

In addition, you could also have selected (if available in your state):

Any one of the following Optional Living Benefits:

•	Accumulation Protector Benefit rider

•	Guarantor Withdrawal Benefit rider

•	Income Assurer Benefit – MAV rider

•	Income Assurer Benefit – 5% Accumulation Benefit Base rider

•	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base rider

Either of the following Optional Death Benefits:

•	Benefit Protector Death Benefit rider(3)

•	Benefit Protector Plus Death Benefit rider(3)

(1)	There is no additional charge for this feature
(2)	The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.
(3)	Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit riders.

The contract provides for allocation of purchase payments to the GPAs and/or to the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs.

If we receive your additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 25

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE
Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities and Roth IRAs, the retirement date must be:

•	no earlier than the 30th day after the contract’s effective date; and

•	no later than the annuitant’s 85th birthday or the tenth contract anniversary, if purchased after age 75, or such date as agreed upon by us.

For qualified annuities except Roth IRAs, to comply with IRS regulations, the retirement date generally must be:

•	for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

•	for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant’s 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

Minimum additional purchase payments
  $50 for SIPs
  $100 for all other payment types

Maximum total purchase payments*
  $1,000,000

*	This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan’s or the Code’s limits on annual contributions also apply. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.

Effective Jan. 26, 2009, no additional purchase payments are allowed for contracts with the Guarantor Withdrawal Benefit rider and Enhanced Guarantor Withdrawal Benefit rider, subject to state restrictions.

For contracts issued in all states except those listed below certain exceptions apply and the following additional purchase payments will be allowed on/after Jan. 26, 2009:

a.	Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

b.	Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts. This annual limit applies to IRAs, Roth IRAs, and SEP plans.

 26  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

We reserve the right to change these current rules at any time, subject to state restrictions.

HOW TO MAKE PURCHASE PAYMENTS

 1 By letter

Send your check along with your name and contract number to:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

 2 By SIP

Contact your investment professional to complete the necessary SIP paperwork.

Limitations on use of contract: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

Charges

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs. We cannot increase these fees.

The contract (either Option L or Option C) and the death benefit guarantee you select determines the mortality and expense risk fee you pay:

	Contract	Contract
	Option L	Option C

ROP Death Benefit	1.55%	1.65%

MAV Death Benefit	1.75	1.85

5% Accumulation Death Benefit	1.90	2.00

Enhanced Death Benefit	1.95	2.05

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 27

long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

•	then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
You select either contract Option L or Option C at the time of application. Contract Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than contract Option L.

If you select contract Option L and you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal schedule charge lasts for four years from the receipt of each purchase payment. (See “Expense Summary”).

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract Option L includes the Guarantor Withdrawal Benefit rider:

Contract Option L without the Guarantor Withdrawal Benefit rider

The TFA is the greater of:

•	10% of the contract value on the prior contract anniversary(1); or

•	current contract earnings.

Contract Option L with Guarantor Withdrawal Benefit rider

The TFA is the greatest of:

•	10% of the contract value on the prior contract anniversary(1);

•	current contract earnings; or

•	the Remaining Benefit Payment.

(1)	We consider your initial purchase payment to be the prior contract anniversary’s contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1.	We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2.	We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this “first-in, first-out” rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

Example: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (The withdrawal charge percentages for the 4-Year withdrawal charge schedule are shown in a table in the “Expense Summary” above.) For example, if you select contract Option L, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (See “Expense Summary”), and then adding the total withdrawal charges.

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For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the guarantee period accounts may also be subject to a market value adjustment (See “Guarantee Period Accounts — Market Value Adjustment”). We pay you the amount you request.

The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.

For an example, see Appendix C.

Waiver of withdrawal charges for contract Option L
We do not assess withdrawal charges for:

•	withdrawals of any contract earnings;

•	withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

•	if you elected the Guarantor Withdrawal Benefit rider, your contract’s Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

•	required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;

•	contracts settled using an annuity payout plan (Exception: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. This exception also applies to contract Option C.)

•	withdrawals made as a result of one of the “Contingent events” described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and

•	death benefits.

Contingent events

•	Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

•	To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See “Annual Operating Expenses of the Funds.”)

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

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OPTIONAL LIVING BENEFIT CHARGES

ACCUMULATION PROTECTOR BENEFIT RIDER FEE
We deduct an annual charge of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the charge from the contract value on the contract anniversary. We prorate this charge among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.

The Accumulation Protector Benefit rider fee will not exceed a maximum of 1.75%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each investment option.

We exercised our right to increase the rider fee upon elective step up or elective spousal continuation step up and vary the fee depending on whether your contract value is invested in one of the Portfolio Navigator or Portfolio Stabilizer funds at the time of elective step up or spousal continuation step up. You will pay the fee that is in effect on the valuation date we receive your written request to step up. Currently, we waive our right to increase the fee for investment option changes. There is no assurance that we will not exercise our right in the future.

If you request an elective step up or the elective spousal continuation step up on or after Nov. 18, 2013, the fee that will apply to your rider will correspond to the fund in which you are invested at that time, as shown in the table below.

	Current annual rider fee for elective	Current annual rider fee for elective
	step ups on or after 11/18/13	step ups on or after 11/18/13
Initial annual rider fee	if invested in a	if invested in a
and Current annual rider fee for	Portfolio Navigator fund	Portfolio Stabilizer fund
elective step ups before 11/18/13	at the time of step up	at the time of step up

0.55%	1.75%	1.30%

If your annual rider fee changes during the contract year, on the next contract anniversary we will calculate an average rider fee that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

Subject to the terms of your contract, we reserve the right to further increase the rider fees to the maximum limit provided by your rider and to vary the rider fees based on the fund you select.

The automatic step up option available under your rider will not impact your rider fee.

Please see the “Optional Living Benefits — Accumulation Protector Benefit Rider” section for a full description and rules applicable to elective and automatic step up options under your rider.

The charge does not apply after annuity payouts begin.

GUARANTOR WITHDRAWAL BENEFIT RIDER FEE
This fee information applies to both Rider A and Rider B (see “Optional Benefits”).

We deduct an annual charge based on contract value for this optional feature only if you select it. The initial fee is 0.55%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor Withdrawal Benefit, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payments begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

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The Guarantor Withdrawal Benefit rider fee will not exceed a maximum fee of 1.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Guarantor Withdrawal Benefit rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested.

Beginning Dec. 18, 2013, if you:

•	request an elective step up or the elective spousal continuation step up, or

•	move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to,

the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.

If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.

Fund name	Current fee as of 12/18/13

Portfolio Stabilizer funds	0.55%

Portfolio Navigator funds:

Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.85%

Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.00%

On your next contract anniversary after, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:

1.	Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.

2.	Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.

3.	Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.

For the enhanced rider, if during the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:

(1)	to a Portfolio Stabilizer fund;

(2)	to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or

(3)	to a more aggressive Portfolio Navigator fund.

For original riders, you must always elect to step up rider values. The step up and lock in of any contract gains will occur as of the date of the transfer described above.

Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.

We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. For original riders or enhancement rider subject to a fee increase, if you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to

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choose whether to step up and accept the fee increase. For enhanced riders and original riders with an application signed date on or after 4/29/2005 and if approved in your state, the step up and new fee will be effective on the date we receive your request for the step up (Step up date). For original riders with an application signed date before 4/29/2005, the step up will be effective as of your contract anniversary and the fee for your rider will be the fee that was in effect for your current fund on the anniversary. For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:

(1)	the duration of your window is determined on a calendar day basis;

(2)	under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and

(3)	if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.

Under the enhanced rider, each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.

Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.

Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.

If you choose the annual or spousal continuation elective step up or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the effective date of your step up or investment option change. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix L.

INCOME ASSURER BENEFIT RIDER FEE
We deduct a charge for this optional feature only if you select it. We determine the charge by multiplying the guaranteed income benefit base by the charge of the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see “Optional Benefits — Income Assurer Benefit Riders”) and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:

	Maximum	Current

Income Assurer Benefit – MAV	1.50%	0.30	%(1)

Income Assurer Benefit – 5% Accumulation Benefit Base	1.75	0.60	(1)

Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base	2.00	0.65	(1)

(1)	For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV — 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base — 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base — 0.75%.

We deduct the charge from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge.

Currently the Income Assurer Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to increase this fee and/or vary the fee for each PN program investment option but not to exceed the maximum fees shown above. We cannot change the Income Assurer Benefit fee after the rider effective date, unless you change your PN program investment option after we have exercised our rights to increase the rider fee and/or charge a separate fee for each PN program investment option. If you choose to change your PN program investment option after we have exercised our rights to increase the rider fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program investment option. On the next contract anniversary, we will calculate an average

 32  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

For an example of how each Income Assurer Benefit fee is calculated, see Appendix B.

OPTIONAL DEATH BENEFIT CHARGES

BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

Valuing Your Investment

We value your accounts as follows:

GPAs
We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

•	the sum of your purchase payments and transfer amounts allocated to the GPAs;

•	plus interest credited;

•	minus the sum of amounts withdrawn (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

•	minus any prorated portion of the contract administrative charge; and

•	minus the prorated portion of the fee for any of the following optional benefits you have selected:

– Accumulation Protector Benefit rider;

– Guarantor Withdrawal Benefit rider;

– Income Assurer Benefit rider;

– Benefit Protector rider; or

– Benefit Protector Plus rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

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Here is how we calculate accumulation unit values:

Number of units: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.

The number of accumulation units you own may fluctuate due to:

•	additional purchase payments you allocate to the subaccounts;

•	transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

•	partial withdrawals;

•	withdrawal charges (for contract Option L); and

the deduction of a prorated portion of:

•	the contract administrative charge; and

•	the fee for any of the following optional benefits you have selected:

– Accumulation Protector Benefit rider;

– Guarantor Withdrawal Benefit rider;

– Income Assurer Benefit rider;

– Benefit Protector rider; or

– Benefit Protector Plus rider.

Accumulation unit values will fluctuate due to:

•	changes in fund net asset value;

•	fund dividends distributed to the subaccounts;

•	fund capital gains or losses;

•	fund operating expenses; and

•	mortality and expense risk fee and the variable account administrative charge.

Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year GPA to one or more subaccounts. Only the one-year GPA is available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

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How dollar-cost averaging works

					Number
			Amount	Accumulation	of units
By investing an equal number of dollars each month...		Month	invested	unit value	purchased

		Jan	$100	$20	5.00

		Feb	100	18	5.56

you automatically buy		Mar	100	17	5.88

more units when the	è	Apr	100	15	6.67

per unit market price is low...		May	100	16	6.25

		Jun	100	18	5.56

		Jul	100	17	5.88

and fewer units		Aug	100	19	5.26

when the per unit	è	Sept	100	21	4.76

market price is high.		Oct	100	20	5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Automated dollar-cost averaging is not available when the PN program is in effect (see “Portfolio Navigator Program and Portfolio Stabilizer Funds” below).

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under the PN program (see “Asset Allocation Program” and ”Portfolio Navigator Program and Portfolio Stabilizer Funds” below).

ASSET ALLOCATION PROGRAM
For contracts with applications signed before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the PN program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model

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portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

•	no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

•	no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see “Guarantee Period Accounts — Market Value Adjustment”).

Under the asset allocation program, the subaccounts and any GPAs (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

•	reallocate your current model portfolio to an updated version of your current model portfolio; or

•	substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days’ written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

Required Use of Asset Allocation Program with Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider

If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:

•	Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Accumulation Protector Benefit rider if you do not intend to continue participating in one of the model portfolios until the end of the waiting period.

•	Guarantor Withdrawal Benefit rider: Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Guarantor Withdrawal Benefit rider if you do not intend to continue participating in one of the model portfolios for the life of the contract.

•	Income Assurer Benefit rider: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. Therefore, you should not select the Income Assurer Benefit rider if you do not intend to continue participating in one of the model portfolios during the period of time the Income Assurer Benefit rider is in effect.

PORTFOLIO NAVIGATOR PROGRAM (PN program) and PORTFOLIO STABILIZER FUNDS
Under the PN program for the living benefit riders, your contract value is allocated to a PN program investment option (except as described in the next paragraph). The PN program investment options are currently five funds of funds, each of which

 36  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”). The PN program is available for both nonqualified and qualified annuities.

The PN program also allows those who participated in a previous version of the PN program and who previously opted out of the transfer of their contract value to Portfolio Navigator funds to remain invested in accordance with a “static” PN program model portfolio investment option that is not subject to updating or reallocation. For more information on the static model portfolios, see “The static model portfolios” below.

You are required to participate in the PN program if your contract includes optional living benefit riders. Prior to November 18, 2013, the program contained Portfolio Navigator funds and PN program static model portfolios. If your contract does not include one of these riders, you may not participate in the PN program; but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds without being in the PN program. You should review any PN program information, including the prospectus for the funds of funds, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.

Beginning November 18, 2013, if you have selected Guarantor Withdrawal Benefit rider or Accumulation Protector Benefit rider, as an alternative to the Portfolio Navigator funds in the PN program, we have made available to you four new funds, known as Portfolio Stabilizer funds as described in the “Portfolio Stabilizer funds” section below. You may choose to remain invested in your current Portfolio Navigator fund, move to a different Portfolio Navigator fund, or move to a Portfolio Stabilizer fund. Your decision should be made based on your own individual investment objectives and financial situation, and in consultation with your financial adviser.

Please note that if you are currently invested in a Portfolio Navigator fund and choose to reallocate your contract value to a Portfolio Stabilizer fund, you will no longer have access to any of the Portfolio Navigator funds, but you may change to any one of the other Portfolio Stabilizer funds, subject to the transfer limits applicable to your rider.

The Portfolio Stabilizer funds. Beginning November 18, 2013, if you have selected Guarantor Withdrawal Benefit rider or Accumulation Protector Benefit rider, the following Portfolio Stabilizer funds will be available to you:

1. Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2)

2. Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)

3. Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)

4. Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2)

Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the Fund’s exposure to equity market volatility. The Portfolio Stabilizer funds are diversified funds that, under normal market conditions, pursue their investment objectives by allocating the Funds’ assets across equity and fixed income/debt asset classes while targeting a particular level of effective equity exposure that varies based on volatility in the equity market. The Portfolio Stabilizer funds invest in a mix of affiliated and unaffiliated mutual funds and, in seeking to manage equity market volatility, employ a tactical allocation strategy of utilizing:

•	derivative transactions (such as credit default swap indexes, futures, swaps, forward rate agreements and options);

•	direct investments in exchange-traded funds (ETFs); and

•	direct investments in fixed-income or debt securities (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures and dollar rolls).

The investments described above as part of the tactical allocation strategy are primarily utilized to adjust (increase or reduce) the Portfolio Stabilizer funds’ exposure to different asset classes and various segments within these asset classes. In general, when Columbia Management, the Funds’ investment manager, determines that equity market volatility is relatively low, it may increase the Fund’s effective equity market exposure and decrease the Funds’ effective fixed income/debt exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s effective equity market exposure and, correspondingly, increase the Fund’s effective fixed income/debt exposure.

Changes to underlying fund selections and allocations may be driven by various factors, including the risks and benefits of investing in a particular underlying fund as a means of achieving total return. Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management and the Funds’ board of trustees.

Columbia Management considers the independent analysis of Morningstar Associates, LLC (Morningstar) with respect to the performance of the underlying funds, the types of investment categories represented by the underlying funds, and the

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 37

consideration of additional asset classes, or segments within these classes represented by the underlying funds. Columbia Management retains full discretion over the Portfolio Stabilizer funds’ investment activities. Neither Columbia Management nor Morningstar serves as your investment adviser as to the allocation of your contract value to the Portfolio Stabilizer funds.

For additional information about the Portfolio Stabilizer funds’ investment strategies, see the Funds’ prospectuses.

The Portfolio Navigator funds. Each Portfolio Navigator fund is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk, which it seeks to achieve by investing in various underlying funds. Descriptions of each Portfolio Navigator fund’s risk level should be viewed in relation to the risk levels of the other Funds. The Portfolio Navigator funds have relative risk profiles ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach. Columbia Management is the investment adviser of each of the Portfolio Navigator funds, and Columbia Management is the investment adviser of each of the underlying funds in which the Funds invest. Columbia Management will take actions it deems appropriate to position the Portfolio Navigator funds to achieve their investment objectives, including investing in any underlying fund, adding new underlying funds, and altering target allocations as necessary. Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management and the Funds’ boards of trustees.

Below are the target asset allocation ranges (between the relevant asset classes) for each of the Portfolio Navigator funds:

1.	Variable Portfolio – Aggressive Portfolio: 70-85% Equity / 10-25% Fixed Income / 0-5% Cash/Cash Equivalents / 0-10% Alternative Strategies

2.	Variable Portfolio – Moderately Aggressive Portfolio: 55-70% Equity / 25-40% Fixed Income / 0-5% Cash/Cash Equivalents / 0-10% Alternative Strategies

3.	Variable Portfolio – Moderate Portfolio: 40-55% Equity / 40-55% Fixed Income / 0-5% Cash/Cash Equivalents / 0-10% Alternative Strategies

4.	Variable Portfolio – Moderately Conservative Portfolio: 25-40% Equity / 50-65% Fixed Income / 0-10% Cash/Cash Equivalents / 0-10% Alternative Strategies

5.	Variable Portfolio – Conservative Portfolio: 10-25% Equity / 60-75% Fixed Income / 5-15% Cash/Cash Equivalents / 0-10% Alternative Strategies

In managing the Portfolio Navigator funds, Columbia Management considers the independent analysis of Morningstar, an independent investment consultant, on a broad range of aspects relating to the management of the Funds, including but not limited to the performance of the underlying funds. Columbia Management retains full discretion over the Portfolio Navigator funds’ investment activities. Neither Columbia Management nor Morningstar serves as your investment adviser as to the allocation of your contract value to a Portfolio Navigator fund.

For additional information about the Portfolio Navigator funds’ investment strategies, see the Funds’ prospectus.

PN Program static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds and/or any GPAs (if included) in accordance with the allocation percentages stated for the model portfolio. By participating in the PN program through a model portfolio, you have instructed us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

•	no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a fund of funds);

•	no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See “Guarantee Period Accounts — Market Value Adjustment.”)

If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors. Your investment professional can help you determine whether your continued investment in a static model portfolio is appropriate for you.

If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of

 38  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

the Portfolio Navigator funds/Portfolio Stabilizer funds. If you are invested in Portfolio Navigator fund and have a living benefit rider that requires a move to a certain model portfolio once you begin taking income, you will be transferred to the Portfolio Navigator fund that corresponds to that model portfolio once you begin taking income.

Investing in the Portfolio Stabilizer Funds and the Portfolio Navigator Funds. You are responsible for determining which investment option is best for you. Currently, there are five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), with risk profiles ranging from conservative to aggressive in relation to one another. There are four Portfolio Stabilizer funds currently available. You may not use more than one Portfolio Stabilizer or Portfolio Navigator fund at a time. If your contract does not have a living benefit rider, you may invest in more than one Portfolio Navigator fund. Your investment professional can help you determine which investment option most closely matches your investing style, based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. There is no guarantee that the investment option you select is appropriate for you based on your investment objectives and/or risk profile. We and Columbia Management are not responsible for your decision to select a certain investment option or your decision to transfer to a different investment option.

If you initially allocate qualifying purchase payments to the One-year fixed account, when available (see “One-year Fixed Account”), and you are invested in one of the Portfolio Stabilizer or Portfolio Navigator funds, we will make monthly transfers in accordance with your instructions from the One-year fixed account into the investment option or model portfolio you have chosen.

Before you decide to transfer contract value to one of the Portfolio Stabilizer funds, you and your investment professional should carefully consider the following:

•	Whether the Portfolio Stabilizer fund meets your personal investment objectives and/or risk tolerance.

•	Whether you would like to continue to invest in a Portfolio Navigator fund. If you decide to transfer your contract value to a Portfolio Stabilizer fund, you permanently lose your ability to invest in any of the Portfolio Navigator funds. If you decide to no longer invest your contract value in the Portfolio Stabilizer funds, your only option will be to terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply.

•	Whether the total expenses associated with an investment in a Portfolio Stabilizer fund is appropriate for you. For total expenses associated with the rider, you should consider not only the variation of the rider fee, but also the variation in fees among the various funds. You should also consider your overall investment objective, as well as how total fees and your selected fund’s investment objective may impact the amount of any step up opportunities in the future.

You may request a change to your fund selection (or a transfer from your PN program static model portfolio to either a Portfolio Navigator fund or a Portfolio Stabilizer fund) up to two times per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. However, an initial transfer from a Portfolio Navigator fund to a Portfolio Stabilizer fund will not count toward the limit of two transfers per year.

Substitution and modification. We reserve the right to add, remove or substitute funds. We also reserve the right, upon notification to you, to close or restrict any fund. Any change will apply to current allocations and/or to future payments and transfers. If your living benefit rider is terminated, you may remain invested in the Portfolio Stabilizer funds, but you will not be allowed to allocate future purchase payments or make transfers to these funds. Any substitution of funds may be subject to Securities and Exchange Commission approval.

We reserve the right to change the terms and conditions of the PN program or to change the availability of the investment options upon written notice to you. This includes but is not limited to the right to:

•	limit your choice of investment options based on the amount of your initial purchase payment;

•	cancel required participation in the program after 30 days written notice;

•	substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and

•	discontinue the PN program after 30 days written notice.

Risks and conflicts of interests associated with the Portfolio Navigator funds, Portfolio Stabilizer funds and PN program static model portfolios. An investment in a Fund involves risk. Principal risks associated with an investment in a Portfolio Navigator fund or Portfolio Stabilizer fund may be found in the relevant Fund’s prospectus. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.

Investing in a Portfolio Navigator fund, Portfolio Stabilizer fund or PN program static model portfolio does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting alternative investment options.

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For a complete list of the risks associated with investing in the Portfolio Stabilizer funds and the Portfolio Navigator funds, please consult the applicable Fund’s prospectus.

Volatility and Volatility Management Risk with the Portfolio Stabilizer funds. Although the Portfolio Stabilizer funds seek to manage equity market volatility within their respective portfolios, there is no guarantee that the Funds will be successful. Despite each Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the underlying funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. Columbia Management’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and strategies.

Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated in the Fund’s prospectus, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising may also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME.

Accordingly, although an investment in the Portfolio Stabilizer funds may mitigate declines in your contract value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your contract value during periods of positive performance by the equity markets. This may deprive you of some or all of the benefits of increases in equity market values under your contract and could also result in a decrease in your contract value.

Conflicts of interest regarding the Portfolio Stabilizer funds and Portfolio Navigator funds. In providing investment advisory services for the Portfolio Stabilizer funds, the Portfolio Navigator funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. For additional information regarding the conflicts of interest to which Columbia Management may be subject, see the Funds’ prospectuses.

Shares of the Portfolio Navigator funds and Portfolio Stabilizer funds are currently available solely to our contract holders, including where the contract holder has elected a guaranteed benefit rider that requires investment in the Fund. We are an affiliate of Ameriprise Financial, which is the parent company of Columbia Management, the Funds’ investment manager. We have financial obligations to holders of the riders arising from guarantee obligations under such riders, which vary based upon the investment performance of the Fund.

With respect to the Portfolio Stabilizer funds, we expect to benefit financially by offering the Funds, compared to offering other types of funds, in contracts without riders. For example, we expect to reduce our costs to purchase investments associated with contract liabilities tied to the Portfolio Stabilizer funds. We also expect to benefit from the greater liquidity of hedge investments used to meet our obligations under the riders. In addition, we expect to reduce our capital requirements, which represent assets we set aside to back the guarantees offered in our contracts. As described above, we have a financial interest in reducing our potential exposure with respect to contract values invested under the riders. This may present a potential conflict of interest with respect to the interests of rider holders (who are required to allocate their contract value to a Portfolio Stabilizer fund). In particular, our interest in reducing volatility within the Portfolio Stabilizer fund’s portfolio may present a potential conflict between it and Columbia Management as the latter seeks to achieve the Fund’s investment objective of total return while seeking to manage the Fund’s exposure to equity market volatility.

In addition, we or our affiliates receive from each of the underlying funds, or their affiliates, compensation including but not limited to expense payments and non-cash compensation as a result of our decision to make such funds available as investment options in which your contract value may be invested. See “The Variable Account and the Funds — Revenue we receive from the funds and potential conflicts of interest”.

Further, although the model portfolios are no longer maintained on an ongoing basis and are not managed by Columbia Management, they may also be subject to the conflicts of interest described above because they allocate contract value to underlying funds which are managed by Columbia Management or its affiliate and for which we may receive compensation. We or our affiliates receive compensation from Columbia Management or its affiliates as a result of our decision to include funds managed by Columbia Management or its affiliates as underlying funds in which your contract value may be invested.

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Living benefits requiring participation in the PN program or investing in the Portfolio Stabilizer funds:

•	Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Portfolio Navigator Aggressive investment option, or transfer to the Portfolio Navigator Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply.

•	Guarantor Withdrawal Benefit rider: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Withdrawal charges and tax penalties may apply.

Living benefits requiring participation in the PN program:

•	Income Assurer Benefit rider: The Income Assurer Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options. Withdrawal charges and tax penalties may apply.

TRANSFERRING AMONG ACCOUNTS
The transfer rights discussed in this section do not apply if you have selected one of the optional living benefit riders.

You may transfer contract value from any one subaccount or GPA to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs.

The date your request to transfer will be processed depends on when we receive it:

•	If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

•	If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see “Transfer policies” below.

Transfer policies

•	Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs at any time.

•	You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA)”).

•	If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

•	Once annuity payouts begin, you may not make any transfers to or from the GPAs but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs.

Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

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Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

•	diluting the value of an investment in an underlying fund in which a subaccount invests;

•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

•	requiring transfer requests to be submitted only by first-class U.S. mail;

•	not accepting hand-delivered transfer requests or requests made by overnight mail;

•	not accepting telephone or electronic transfer requests;

•	requiring a minimum time period between each transfer;

•	not accepting transfer requests of an agent acting under power of attorney;

•	limiting the dollar amount that you may transfer at any one time;

•	suspending the transfer privilege; or

•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying

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their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:

•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers or withdrawals:  Contract value or entire account balance

*	Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 43

 2 By automated transfers and automated partial withdrawals

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts or GPAs.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

•	Automated withdrawals may be restricted by applicable law under some contracts.

•	You may not make additional purchase payments if automated partial withdrawals are in effect.

•	If the PN program is in effect, you are not allowed to set up automated transfers (see “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”).

•	Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

Minimum amount

Transfers or withdrawals:	$100 monthly
$250 quarterly, semiannually or annually

 3 By phone

Call:
1-800-333-3437

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers:                           Contract value or entire account balance
Withdrawals:                      $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

Withdrawals

You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges, or any applicable optional rider charges (see “Charges”) and federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see “Optional Benefits”). Any partial withdrawal request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the withdrawal on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).

 44  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts and GPAs in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in each subaccount and GPA must be either zero or at least $50.

RECEIVING PAYMENT
By regular or express mail:

•	payable to owner;

•	mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

–	the withdrawal amount includes a purchase payment check that has not cleared;

–	the NYSE is closed, except for normal holiday and weekend closings;

–	trading on the NYSE is restricted, according to SEC rules;

–	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

–	the SEC permits us to delay payment for the protection of security holders.

TSA — Special Provisions

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

–	you are at least age 59 1/2;

–	you are disabled as defined in the Code;

–	you severed employment with the employer who purchased the contract;

–	the distribution is because of your death;

–	the distribution is due to plan termination; or

–	you are a military reservist.

•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”)

•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 45

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit and/or Benefit Protector Plus rider, the rider will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit, and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector is optional. (See “Optional Benefits.”)

Benefits in Case of Death

There are four death benefit options under your contract if you die before the retirement start date while this contract is in force. You must select one of the following death benefits:

•	ROP Death Benefit;

•	MAV Death Benefit;

•	5% Accumulation Death Benefit;

•	Enhanced Death Benefit

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract’s data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges — Mortality and Expense Risk Fee.”)

Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

Here are some terms that are used to describe the death benefits:

Adjusted partial withdrawals (calculated for ROP and MAV Death Benefits)	=	PW × DB CV
PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

DB  = the death benefit on the date of (but prior to) the partial withdrawal

CV  = contract value on the date of (but prior to) the partial withdrawal

Maximum Anniversary Value (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total purchase payments applied to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% Variable Account floor: This is the sum of the value of your GPAs and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

•	the amounts allocated to the subaccounts at issue increased by 5%;

•	plus any subsequent amounts allocated to the subaccounts;

 46  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

•	minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent purchase payments allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.

5% variable account floor adjusted transfers or adjusted partial withdrawals	=	PWT × VAF SV

PWT	=	the amount by which the contract value in the subaccounts is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payments withdrawn or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a)	is the amount of purchase payments in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b)	is the ratio of the amount of contract value transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit 5% variable account floor.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:

1.	contract value; or

2.	total purchase payments applied to the contract minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

If available in your state and both you and the annuitant are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not these death benefits are appropriate for your situation.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals; or

3.	the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals; or

3.	the 5% variable account floor.

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 47

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals;

3.	the MAV on the date of death; or

4.	the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract Option L from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit and Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year after your death, or other date as permitted by the IRS; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

Qualified annuities

•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and the Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit rider and Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See “Optional Benefits.”)

•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

 48  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

•	payouts begin no later than one year following the year of your death; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

•	Annuity payout plan: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

Optional Benefits

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

OPTIONAL LIVING BENEFITS

ACCUMULATION PROTECTOR BENEFIT RIDER
The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

On the benefit date, if:	Then your Accumulation Protector Benefit rider benefit is:
The Minimum Contract Accumulation Value (defined below) as determined under the Accumulation Protector Benefit rider is greater than your contract value,	The contract value is increased on the benefit date to equal the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the benefit date.
The contract value is equal to or greater than the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider,	Zero; in this case, the Accumulation Protector Benefit rider ends without value and no benefit is payable.

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. Exception: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.

If this rider is available in your state, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it, except as described in the “Terminating the Rider” section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted.
After the waiting period, you have the following options:

•	Continue your contract;

•	Take partial withdrawals or make a full withdrawal; or

•	Annuitize your contract.

The Accumulation Protector Benefit rider may not be purchased with the optional Guarantor Withdrawal Benefit rider or any Income Assurer Benefit rider.

The Accumulation Protector Benefit may not be available in all states.

You should consider whether a Accumulation Protector Benefit rider is appropriate for you because:

•	you must be invested in one of the approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts and GPAs that are available under the

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 49

contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract — Asset Allocation Program” and “Portfolio Navigator Program and Portfolio Stabilizer Funds”);

•	you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;

•	if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

•	if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;

•	the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and

•	the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see “Charges”).

Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.

Here are some general terms that are used to describe the operation of the Accumulation Protector Benefit:

Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.

Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

Adjustments for Partial Withdrawals: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a)	is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b)	is the MCAV on the date of (but immediately prior to) the partial withdrawal.

Waiting Period: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation investment option after we have exercised our rights to charge a separate charge for each investment option.

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

Automatic Step Up
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

 50  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Elective Step Up Option
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

We may increase the fee for your rider (see “Charges — Accumulation Protector Benefit Rider Charge”). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step up. Elective step ups will also result in a restart of the waiting period as of the most recent contract anniversary.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

Spousal Continuation
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

Terminating the Rider
The rider will terminate under the following conditions:

The rider will terminate before the benefit date without paying a benefit on the date:

•	you take a full withdrawal; or

•	annuitization begins; or

•	the contract terminates as a result of the death benefit being paid.

The rider will terminate on the benefit date.

For an example, see Appendix E.

GUARANTOR WITHDRAWAL BENEFIT RIDER
The Guarantor Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if:

•	your contract application was signed on or after April 29, 2005(1),(2);

•	you and the annuitant are 79 or younger on the date the contract is issued.

You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

(1)	The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.
(2)	In previous disclosures, we have referred to this rider as Rider A. We also offered an earlier version of this rider, previously referred to as Rider B. See Appendix F for information regarding Rider B which is no longer offered. See the rider attached to your contract for the actual terms of the benefit you purchased.

We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP — the amount you may withdraw under the terms

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of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:

•	withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

•	the guaranteed benefit amount will be adjusted as described below; and

•	the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see “Charges — Withdrawal Charge”). Market value adjustments, if applicable, will also be made (see “Guarantee Period Accounts (GPAs) — Market Value Adjustment”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawals”).

Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your investment option, the rider charge may change (see “Charges”).

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:

•	Investment Allocation Restriction: If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see “Making the Most of Your Contract — Asset Allocation Program”). This limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or GPAs that are available under the contract to contract owners who do not elect this rider.

•	Tax Considerations for Non-Qualified Annuities: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may incur a 10% IRS early withdrawal penalty.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change. See Appendix H for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.

•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments. For current limitations, see “Buying Your Contract — Purchase Payments.”

•	Interaction with the Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see “Charges — Withdrawal Charge”). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract’s TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

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The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guarantor Withdrawal Benefit annuity payout option.

Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, adjusted for subsequent purchase payments, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

•	At contract issue — the GBA is equal to the initial purchase payment;

•	When you make additional purchase payments — each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment. The total GBA when an additional purchase payment is added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below).

•	When you make a partial withdrawal:

a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal procedure will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

c)	under the original rider in a contract year after a step up but before the third contract anniversary — the following excess withdrawal procedure will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups.

GBA EXCESS WITHDRAWAL PROCEDURE
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

•	At contract issue — the RBA is equal to the initial purchase payment;

•	When you make additional purchase payments — each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment is added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below).

•	When you make a partial withdrawal:

a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal procedure will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

c)	under the original rider after a step up but before the third contract anniversary — the following excess withdrawal procedure will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups.

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RBA EXCESS WITHDRAWAL PROCEDURE
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year until the RBA is depleted, subject to certain restrictions prior to the third anniversary (see “Elective Step Up” above). The GBP is equal to 7% of the GBA.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA, or (b) the RBA.

Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

•	If you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

•	If you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

•	If you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and

•	You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

•	The effective date of the elective step up is the valuation date we receive your written request to step up.

•	The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

•	The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

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•	The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

•	The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

•	If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

•	You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

•	The RBA will be increased to an amount equal to the contract value on the step up date.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

•	The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

•	The RBP will be reset as follows:

(a)	Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse’s election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse’s written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the

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spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

•	you will be paid according to the annuity payout option described above;

•	we will no longer accept additional purchase payments;

•	you will no longer be charged for the rider;

•	any attached death benefit riders will terminate; and

•	the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix G.

INCOME ASSURER BENEFIT RIDERS
There are three optional Income Assurer Benefit riders available under your contract:

•	Income Assurer Benefit – MAV;

•	Income Assurer Benefit – 5% Accumulation Benefit Base; or

•	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit rider. This section is followed by a description of each specific Income Assurer Benefit rider and how it is calculated.

You should consider whether an Income Assurer Benefit rider is appropriate for you because:

•	you must participate in the PN program. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or GPAs that are available under the contract to other contract owners who do not elect this rider. (See “Making the Most of Your Contract — Asset Allocation Program” and “Portfolio Navigator Program”);

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•	if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit is appropriate for you (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit rider with a qualified annuity;

•	you must hold the Income Assurer Benefit for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;

•	you can only exercise the Income Assurer Benefit within 30 days after a contract anniversary following the expiration of the 10-year waiting period;

•	the 10-year waiting period may be restarted if you elect to change the PN investment option to one that causes the rider charge to increase (see “Charges — Income Assurer Benefit”); and

•	the Income Assurer Benefit rider terminates* on the contract anniversary after the annuitant’s 86th birthday.

*	The rider and annual fee terminate on the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If the Income Assurer Benefit rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit rider you select (see “Charges — Income Assurer Benefit Rider Fee”). The effective date of the rider will be the contract issue date. The Accumulation Protector Benefit and the Guarantor Withdrawal Benefit riders are not available with any Income Assurer Benefit rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a Income Assurer Benefit rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit rider is appropriate for your situation.

Here are some general terms that are used to describe the Income Assurer Benefit riders in the sections below:

Guaranteed Income Benefit Base: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.

Excluded Investment Options: These investment options are listed in your contract under contract data and will include the Columbia Variable Portfolio — Cash Management Fund and, if available under your contract, the GPAs. Excluded investment options are not used in the calculation of this riders’ variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

Excluded Payments: These are purchase payments paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

Proportionate Adjustments for Partial Withdrawals: These are calculated as the product of (a) times (b) where:

(a)	is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal; and

(b)	is the benefit on the date of (but prior to) the partial withdrawal.

Protected Investment Options: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

Waiting Period: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.

The following are general provisions that apply to each Income Assurer Benefit:

Exercising the Rider
Rider exercise conditions are:

•	you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

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•	the annuitant on the retirement date must be between 50 to 86 years old; and

•	you can only take an annuity payment in one of the following annuity payout plans:

Plan A – Life Annuity — No Refund;

Plan B – Life Annuity with Ten or Twenty Years Certain;

Plan D	– Joint and Last Survivor Life Annuity — No Refund;

– Joint and Last Survivor Life Annuity with Twenty Years Certain; or

Plan E – Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

•	If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

•	If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see “The Annuity Payout Period — Annuity Tables”). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt–1 (1 + i) 1.05	= Pt

Pt–1	= prior annuity payout
Pt	= current annuity payout
i	= annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

Terminating the Rider
Rider termination conditions are:

•	you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

•	you may terminate the rider any time after the expiration of the waiting period;

•	the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

•	the rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.

*	The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.

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You may select one of the Income Assurer Benefit riders described below:

INCOME ASSURER BENEFIT – MAV
The guaranteed income benefit base for the Income Assurer Benefit – MAV is the greater of these three values:

1.	contract value; or

2.	the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3.	the maximum anniversary value.

Maximum Anniversary Value (MAV) — is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1.	contract value less the market value adjusted excluded payments; or

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.	the MAV, less market value adjusted excluded payments.

Market Value Adjusted Excluded Payments are calculated as the sum of each excluded purchase payment multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

INCOME ASSURER BENEFIT – 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit – 5% Accumulation Benefit Base is the greater of these three values:

1.	contract value; or

2.	the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3.	the 5% variable account floor.

5% Variable Account Floor — is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

•	the total purchase payments made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

•	an amount equal to 5% of your initial purchase payment allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant’s 81st birthday, we increase the variable account floor by adding the amount (“roll-up amount”) equal to 5% of the prior contract anniversary’s variable account floor.

The amount of purchase payments withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a)	is the amount of purchase payments in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b)	is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

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The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant’s 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a)	is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) cannot be less than zero; and

(b)	is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c)	is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

This method is greater than a dollar-for-dollar reduction, and could potentially deplete the maximum benefit faster than the dollar-for-dollar reduction.

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor, less 5% adjusted excluded payments.

5% Adjusted Excluded Payments are calculated as the sum of each excluded payment accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT – GREATER of MAV or 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1. the contract value;

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or

4. the 5% variable account floor, less 5% Adjusted Excluded Payments (described above).

For an example of how each Income Assurer Benefit rider is calculated, see Appendix I.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective. The Benefit Protector does not provide any additional benefit before the first rider anniversary.

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If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

•	the applicable death benefit, plus:

•	40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

•	15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

Earnings at death: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

Terminating the Benefit Protector

•	You may terminate the rider within 30 days of the first rider anniversary.

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

For an example, see Appendix J.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

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The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

•	the benefits payable under the Benefit Protector described above, plus

•	a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

	Percentage if you and the annuitant are	Percentage if you or the annuitant are
Rider Year	under age 70 on the rider effective date	age 70 or older on the rider effective date

One and Two	0%	0%

Three and Four	10%	3.75%

Five or more	20%	7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

•	the ROP death benefit (see “Benefits in Case of Death”) plus:

	If you and the annuitant are under	If you or the annuitant are age 70
Rider Year	age 70 on the rider effective date, add . . .	or older on the rider effective date, add . . .

One	Zero	Zero

Two	40% × earnings at death (see above)	15% × earnings at death

Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)

Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)

*	Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.

Terminating the Benefit Protector Plus

•	You may terminate the rider within 30 days of the first rider anniversary.

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).

For an example, see Appendix K.

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts” and “Taxes — Qualified Annuities — Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and Portfolio Stabilizer funds are not available during this period.

Amounts of fixed and variable payouts depend on:

•	the annuity payout plan you select;

•	the annuitant’s age and, in most cases, sex;

•	the annuity table in the contract; and

•	the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

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For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract — Transfer policies.”

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.

•	Plan A – Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

•	Plan B – Life annuity with five, ten, 15 or 20 years certain: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.

•	Plan C – Life annuity — installment refund: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

•	Plan D

–	Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

–	Joint and last survivor life annuity with 20 years certain: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

•	Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5%. (See “Charges — Withdrawal charge under Annuity Payout Plan E.”) A 10% IRS penalty tax could apply to the taxable portion if you take a withdrawal. (See “Taxes.”).

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•	Guaranteed Withdrawal Benefit Annuity Payout Option (available only under contracts with the Guarantor Withdrawal Benefit rider): This annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see “Guarantor Withdrawal Benefit Rider”). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

•	in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

•	over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

Annuity payouts: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

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Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death — If You Die Before the Retirement Start Date”).

Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.

Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.

Penalties: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

•	because of your death or in the event of nonnatural ownership, the death of the annuitant;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if it is allocable to an investment before Aug. 14, 1982; or

•	if annuity payouts are made under immediate annuities as defined by the Code.

Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.

1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new

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policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules may apply. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.

For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange. Different IRS limitations on withdrawals apply to partial exchanges completed prior to October 24, 2011.

Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty on the taxable portion.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.

Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your

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annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

•	the payout is a RMD as defined under the Code;

•	the payout is made on account of an eligible hardship; or

•	the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

•	because of your death;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

•	to pay certain medical or education expenses (IRAs only); or

•	if the distribution is made from an inherited IRA.

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death — If you Die Before the Retirement Date”).

Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.

Assignment: You may not assign or pledge your qualified contract as collateral for a loan.

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OTHER
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable, on the taxable portion.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Spousal status: In the case of United States v. Windsor, Section 3 of the Defense of Marriage Act was declared unconstitutional by the U.S. Supreme Court. As a result of this ruling, same sex marriages recognized under state law must be afforded all of the benefits of marriage for federal law purposes. The IRS subsequently provided interpretive guidance which, for federal tax purposes, determined the recognition of a same sex marriage is based on the state or foreign jurisdiction in which the marriage occurred. In addition, the guidance states that other relationships that may be recognized under state law, such as civil unions or domestic partnerships, are not considered marriages for federal tax purposes. Therefore, if you are in a civil union or other non-marital relationship recognized under state law, you will not receive the favorable federal tax treatment normally afforded to married couples.

When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.

If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

•	the reserve held in each subaccount for your contract; divided by

•	the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

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Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

•	laws or regulations change;

•	the existing funds become unavailable; or

•	in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

•	add new subaccounts;

•	combine any two or more subaccounts;

•	transfer assets to and from the subaccounts or the variable account; and

•	eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio — Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

About the Service Providers

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (“RiverSource Distributors”), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 5.50% each time a purchase payment is made for contract Option L and 1.00% for contract Option C as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% (for both contracts) of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

•	revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Expense Summary”);

•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The funds”);

•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and

•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

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You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

•	fees and expenses we collect from contract owners, including withdrawal charges; and

•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota and a multistate insurance department examination). RiverSource Life has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Additional Information

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2013, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access this document, see “SEC Filings” under “Investor Relations” on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in

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the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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APPENDICES

Table of Contents and Cross-Reference Table

APPENDIX NAME	PAGE #	CROSS-REFERENCE	PAGE #

Appendix A: Example — Market Value Adjustment (MVA)	p. 73	Guarantee Period Accounts (GPAs)	p. 23

Appendix B: Example — Income Assurer Benefit Rider Fee	p. 75	Charges — Income Assurer Benefit Rider Fee	p. 32

Appendix C: Example — Withdrawal Charges	p. 76	Charges — Withdrawal Charges	p. 28

Appendix D: Example — Death Benefits	p. 81	Benefits in Case of Death	p. 46

Appendix E: Example — Accumulation Protector Benefit Rider	p. 84	Optional Benefits — Accumulation Protector Benefit Rider	p. 49

Appendix F: Guarantor Withdrawal Benefit Rider — Rider B Disclosure	p. 86	Optional Benefits — Guarantor Withdrawal Benefit Rider	p. 51

Appendix G: Example — Guarantor Withdrawal Benefit Rider	p. 91	Optional Benefits — Guarantor Withdrawal Benefit Rider	p. 51

Appendix H: Guarantor Withdrawal Benefit Rider — Additional RMD Disclosure	p. 93	Optional Benefits — Guarantor Withdrawal Benefit Rider	p. 51

Appendix I: Example — Income Assurer Benefit Riders	p. 94	Optional Benefits — Income Assurer Benefit Riders	p. 56

Appendix J: Example — Benefit Protector Death Benefit Rider	p. 99	Optional Benefits — Benefit Protector Death Benefit Rider	p. 60

Appendix K: Example — Benefit Protector Plus Death Benefit Rider	p. 101	Optional Benefits — Benefit Protector Plus Death Benefit Rider	p. 61

Appendix L: Example — Withdrawal Benefit Riders: Elective Step Up or Elective Spousal Continuation Step Up	p. 103	Optional Benefits — Optional Living Benefits	p. 49

Appendix M: Condensed Financial Information (Unaudited)	p. 104	Condensed Financial Information (Unaudited)	p. 13

The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts and GPAs, and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices D, E, G and I through K include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

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Appendix A: Example — Market Value Adjustment (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as “early withdrawals.”

Assumptions:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

•	we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

•	after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. In this case, that is seven years.

Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA’s 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year guarantee period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA’s 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

Sample MVA Calculations
The precise MVA formula we apply is as follows:

Early withdrawal amount ×	[(	1 + i 1 + j + .001)	n/12	− 1 ]	= MVA

Where i	= rate earned in the GPA from which amounts are being transferred or withdrawn.

j	= current rate for a new guarantee period equal to the remaining term in the current guarantee period.

n	= number of months remaining in the current guarantee period (rounded up).

Examples — MVA
Using assumptions similar to those we used in the examples above:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

•	we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

•	after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Example 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .035 + .001)	84/12	− 1]	= –$39.84

In this example, the MVA is a negative $39.84.

Example 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 2.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .025 + .001)	84/12	− 1]	= $27.61

In this example, the MVA is a positive $27.61.

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Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See “Charges — Withdrawal Charge”). We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.

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Appendix B: Example — Income Assurer Benefit Rider Fee

Example — Income Assurer Benefit Rider Fee
Assumptions:

•	You purchase the contract with a payment of $50,000 and allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals; and

•	on the first contract anniversary your total contract value is $55,545; and

•	on the second contract anniversary your total contract value is $53,270.

We would calculate the Guaranteed Income Benefit Base for each Income Assurer Benefit on the second anniversary as follows:

The Income Assurer Benefit – MAV Guaranteed Income Benefit Base is the greatest of the following values:

Purchase Payments less adjusted partial withdrawals:	$50,000
Contract value on the second anniversary:	$53,270
Maximum Anniversary Value:	$55,545

Income Assurer Benefit – MAV Guaranteed Income Benefit Base	$55,545

The Income Assurer Benefit – 5% Accumulation Guaranteed Income Benefit Base is the greatest of the following values:

Purchase Payments less adjusted partial withdrawals:	$50,000
Contract value on the second anniversary:	$53,270
5% Variable Account Floor = 1.05 × 1.05 × $50,000	$55,125

Income Assurer Benefit – 5% Accumulation Guaranteed Income Benefit Base	$55,125

The Income Assurer Benefit – Greater of MAV or 5% Accumulation Guaranteed Income Benefit Base
is the greatest of the following values:

Purchase Payments less adjusted partial withdrawals:	$50,000
Contract value on the second anniversary:	$53,270
Maximum Anniversary Value:	$55,545
5% Variable Account Floor = 1.05 × 1.05 × $50,000	$55,125

Income Assurer Benefit – Greater of MAV or 5% Accumulation Guaranteed Income Benefit Base	$55,545

The Income Assurer Benefit fee deducted from your contract value would be:
Income Assurer Benefit – MAV fee =	0.30% × $55,545 = $166.64
Income Assurer Benefit – 5% Accumulation Benefit Base fee =	0.60% × $55,125 = $330.75
Income Assurer Benefit – MAV or 5% Accumulation Benefit Base fee =	0.65% × $55,545 = $361.04

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Appendix C: Example — Withdrawal Charges

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a four-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1.	First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary’s contract value or your contract’s remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.

2.	Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3.	Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4.	Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a “first-in, first-out” (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV – XSF) / (CV − TFA) × (PPNPW − XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

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Full withdrawal charge calculation — four year withdrawal charge schedule:

This is an example of how we calculate the withdrawal charge on a contract with a four-year (from the date of each purchase payment) withdrawal charge schedule and the following history:

Assumptions:

•	We receive a single $50,000 purchase payment; and

•	You withdraw the contract for its total value in the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

•	You have made no prior withdrawals.

We will look at two situations, one where the contract has a gain and another where there is a loss:

	Contract with Gain	Contract with Loss

Contract value just prior to withdrawal:	$60,000.00	$40,000.00
Contract value on prior anniversary:	58,000.00	42,000.00

We calculate the withdrawal charge as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):	50,000.00	50,000.00

	Earnings in the contract (but not less than zero):	10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	TFA (but not less than zero):	10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:	60,000.00	40,000.00
	Less earnings in the contract:	10,000.00	0.00

	ACV (but not less than zero):	50,000.00	40,000.00
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	XSF (but not less than zero):	0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:
	PPW = XSF + (ACV − XSF) / (CV − TFA) × (PPNPW − XSF)

	XSF from Step 4 =	0.00	4,200.00
	ACV from Step 3 =	50,000.00	40,000.00
	CV from Step 1 =	60,000.00	40,000.00
	TFA from Step 2 =	10,000.00	4,200.00
	PPNPW from Step 1 =	50,000.00	50,000.00

	PPW =	50,000.00	50,000.00

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		Contract with Gain	Contract with Loss

Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:	50,000.00	50,000.00
	less XSF:	0.00	4,200.00

	amount of PPW subject to a withdrawal charge:	50,000.00	45,800.00
	multiplied by the withdrawal charge rate:	× 6.0%	× 6.0%

	withdrawal charge:	3,000.00	2,748.00
Step 7.	The dollar amount you will receive as a result of your full withdrawal is determined as:
	Contract value withdrawn:	60,000.00	40,000.00
	Withdrawal charge:	(3,000.00)	(2,748.00)
	Contract charge (assessed upon full withdrawal):	(40.00)	(40.00)

	Net full withdrawal proceeds:	56,960.00	37,212.00

 78  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Partial withdrawal charge calculation — four-year withdrawal charge schedule:

This is an example of how we calculate the withdrawal charge on a contract with a four-year (from the date of each purchase payment) withdrawal charge schedule and the following history:

Assumptions:

•	We receive a single $50,000 purchase payment; and

•	You request a net partial withdrawal in the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

•	You have made no prior withdrawals.

We will look at two situations, one where the contract has a gain and another where there is a loss:

	Contract with Gain	Contract with Loss

Contract value just prior to withdrawal:	$60,000.00	$40,000.00
Contract value on prior anniversary:	58,000.00	42,000.00

We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

We calculate the withdrawal charge for each estimate as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):	50,000.00	50,000.00

	Earnings in the contract (but not less than zero):	10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	TFA (but not less than zero):	10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:	15,319.15	15,897.93
	Less earnings in the contract:	10,000.00	0.00

	ACV (but not less than zero):	5,319.15	15,897.93
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	XSF (but not less than zero):	0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

	PPW = XSF + (ACV − XSF) / (CV − TFA) × (PPNPW − XSF)

	XSF from Step 4 =	0.00	4,200.00
	ACV from Step 3 =	5,319.15	15,897.93
	CV from Step 1 =	60,000.00	40,000.00
	TFA from Step 2 =	10,000.00	4,200.00
	PPNPW from Step 1 =	50,000.00	50,000.00

	PPW =	5,319.15	19,165.51

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 79

		Contract with Gain	Contract with Loss

Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:	5,319.15	19,165.51
	less XSF:	0.00	4,200.00

	amount of PPW subject to a withdrawal charge:	5,319.15	14,965.51
	multiplied by the withdrawal charge rate:	× 6.0%	× 6.0%

	withdrawal charge:	319.15	897.93
Step 7.	The dollar amount you will receive as a result of your partial withdrawal is determined as:
	Contract value withdrawn:	15,319.15	15,897.93
	Withdrawal charge:	(319.15)	(897.93)

	Net partial withdrawal proceeds:	15,000.00	15,000.00

 80  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix D: Example — Death Benefits

Example — ROP Death Benefit

Assumptions:

•	You purchase the contract with a payment of $20,000. You select contract Option L; and

•	on the first contract anniversary you make an additional purchase payment of $5,000; and

•	during the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and

•	during the third contract year the contract value grows to $23,000.

We calculate the ROP Death Benefit as follows:
1. Contract value at death:	$23,000.00

2. Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals calculated as:

$1,500 × $25,000 $22,000 =	−1,704.55

for a death benefit of:	$23,295.45

ROP Death Benefit, calculated as the greatest of these two values:	$23,295.45

Example — MAV Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000. You select contract Option L; and

•	on the first contract anniversary the contract value grows to $26,000; and

•	during the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1. Contract value at death:	$20,500.00
2. Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals, calculated as:

$1,500 × $25,000 $22,000 =	−1,704.55

for a death benefit of:	$23,295.45

3. The MAV immediately preceding the date of death:
Greatest of your contract anniversary values:	$26,000.00
plus purchase payments made since the prior anniversary:	+0.00
minus the death benefit adjusted partial withdrawals, calculated as:

$1,500 × $26,000 $22,000 =	−1,772.73

for a death benefit of:	$24,227.27

The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:	$24,227.27

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 81

Example — 5% Accumulation Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

•	on the first contract anniversary the GPA value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

•	during the second contract year the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greater of three values, is calculated as follows:
1. Contract value at death:	$22,800.00

2. Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals, calculated as:

$1,500 × $25,000 $24,300 =	−1,543.21

for a death benefit of:	$23,456.79

3. The 5% variable account floor:
The variable account floor calculated as: 1.05 × $20,000 =	$21,000.00
plus amounts allocated to the subaccounts since that anniversary:	+0.00
minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

$1,500 × $21,000 $19,000 =	−$1,657.89

variable account floor benefit:	$19,342.11
plus the GPA value:	+5,300.00
5% variable account floor (value of the GPAs and the variable account floor):	$24,642.11

The 5% Accumulation Death Benefit, calculated as the greatest of these three values, which is the 5% variable account floor:	$24,642.11

 82  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Example — Enhanced Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

•	on the first contract anniversary, the GPAs value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200; and

•	during the second contract year, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is the greatest of four values, is calculated as follows:
1. Contract value at death:	$22,800.00

2. Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals, calculated as:

$1,500 × $25,000 $24,300 =	−1,543.21

for a ROP Death Benefit of:	$23,456.79

3. The MAV on the anniversary immediately preceding the date of death:
The MAV on the immediately preceding anniversary:	$25,000.00
plus purchase payments made since that anniversary:	+0.00
minus adjusted partial withdrawals made since that anniversary, calculated as:

$1,500 × $25,000 $24,300 =	−1,543.21

for a MAV Death Benefit of:	$23,456.79

4. The 5% variable account floor:
The variable account floor on the first contract anniversary, calculated as:
1.05 × $20,000 =	$21,000.00
plus amounts allocated to the subaccounts since that anniversary:	+0.00
minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

$1,500 × $21,000 $19,000 =	−$1,657.89

variable account floor benefit:	$19,342.11
plus the GPA value:	+5,300.00
5% variable account floor (value of the GPAs and the variable account floor):	$24,642.11

EDB, calculated as the greatest of these four values, which is the 5% variable account floor:	$24,642.11

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 83

Appendix E: Example — Accumulation Protector Benefit Rider

Automatic Step Up
This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

Assumptions:

•	You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

•	you make no additional purchase payments to the contract; and

•	you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

•	contract values increase or decrease according to the hypothetical assumed net rate of return; and

•	you do not exercise the elective step up option available under the rider; and

•	you do not change PN program investment options.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date, the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

			MCAV	Hypothetical	Hypothetical
Contract			Adjusted	Assumed	Assumed
Duration	Purchase	Partial	Partial	Net Rate	Contract
in Years	Payments	Withdrawals	Withdrawal	of Return	Value	MCAV

At Issue	$125,000	$ N/A	$ N/A	N/A	$125,000	$125,000

1	0	0	0	12.0%	140,000	125,000

2	0	0	0	15.0%	161,000	128,800	(2)

3	0	0	0	3.0%	165,830	132,664	(2)

4	0	0	0	–8.0%	152,564	132,664

5	0	2,000	2,046	–15.0%	127,679	130,618

6	0	0	0	20.0%	153,215	130,618

7	0	0	0	15.0%	176,197	140,958	(2)

8	0	5,000	4,444	–10.0%	153,577	136,513

9	0	0	0	–20.0%	122,862	136,513

10(1)	0	0	0	–12.0%	108,118	136,513

(1)	The APB benefit date.
(2)	These values indicate where the automatic step up feature increased the MCAV.

Important Information About This Example:

•	If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

•	Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

Elective Step Up
This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up Option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

Assumptions:

•	You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

•	you make no additional purchase payments to the contract; and

 84  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

•	you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

•	contract values increase or decrease according to the hypothetical assumed net rate of return; and,

•	the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

•	you do not change PN program investment options.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

	Years				MCAV	Hypothetical	Hypothetical
Contract	Remaining in				Adjusted	Assumed	Assumed
Duration	the Waiting		Purchase	Partial	Partial	Net Rate	Contract
in Years	Period		Payments	Withdrawals	Withdrawal	of Return	Value	MCAV

At Issue	10		$125,000	$ N/A	$ N/A	N/A	$125,000	$125,000

1	10	(2)	0	0	0	12.0%	140,000	140,000	(3)

2	10	(2)	0	0	0	15.0%	161,000	161,000	(3)

3	10	(2)	0	0	0	3.0%	165,830	165,830	(3)

4	9		0	0	0	–8.0%	152,564	165,830

5	8		0	2,000	2,558	–15.0%	127,679	163,272

6	7		0	0	0	20.0%	153,215	163,272

7	10	(2)	0	0	0	15.0%	176,197	176,197	(3)

8	9		0	5,000	5,556	–10.0%	153,577	170,642

9	8		0	0	0	–20.0%	122,862	170,642

10	7		0	0	0	–12.0%	108,118	170,642

11	6		0	0	0	3.0%	111,362	170,642

12	5		0	0	0	4.0%	115,817	170,642

13	4		0	7,500	10,524	5.0%	114,107	160,117

14	3		0	0	0	6.0%	120,954	160,117

15	2		0	0	0	–5.0%	114,906	160,117

16	1		0	0	0	–11.0%	102,266	160,117

17(1)	0		0	0	0	–3.0%	99,198	160,117

(1)	The APB benefit date.
(2)	The waiting period restarts when the elective step up is exercised.
(3)	These values indicate when the elective step up feature increased the MCAV.

Important Information About This Example:

•	If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

•	Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

•	Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 85

Appendix F: Guarantor Withdrawal Benefit Rider —
Rider B Disclosure

GUARANTOR WITHDRAWAL BENEFIT RIDER
The Guarantor Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if:

•	your contract application was signed prior to April 29, 2005(1),(2);

•	the rider was available in your state; and

•	you and the annuitant were 79 or younger on the date the contract was issued.

(1)	The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.
(2)	In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit section in this prospectus for information about currently offered version of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.

You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP — the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:

•	withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

•	the guaranteed benefit amount will be adjusted as described below; and

•	the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see “Charges — Withdrawal Charge”). Market value adjustments, if applicable, will also be made (see “Guarantee Period Accounts (GPAs) — Market Value Adjustment”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawals”).

Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your investment option, the rider charge may change (see “Charges”).

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:

•	Use of Asset Allocation Program Required: You must participate in the asset allocation program (see “Making the Most of Your Contract — Asset Allocation Program”), however, you may have elected to participate in the Portfolio Navigator program after May 1, 2006 (see “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”). This limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or GPAs that are available under the contract to contract owners who do not elect this rider;

 86  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

•	Tax Considerations for Non-Qualified Annuities: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may incur a 10% IRS early withdrawal penalty.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change. See Appendix G for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments. For current limitations, see “Buying Your Contract — Purchase Payments;”

•	Interaction with the Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see “Charges — Withdrawal Charge”). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract’s TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guarantor Withdrawal Benefit annuity payout option.

Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, adjusted for subsequent purchase payments, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

•	At contract issue — the GBA is equal to the initial purchase payment;

•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment. The total GBA when an additional purchase payment is added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below);

•	When you make a partial withdrawal:

a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal procedure will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

c)	under the original rider in a contract year after a step up but before the third contract anniversary — the following excess withdrawal procedure will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups.

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 87

GBA EXCESS WITHDRAWAL PROCEDURE
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

•	At contract issue — the RBA is equal to the initial purchase payment;

•	When you make additional purchase payments — each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment is added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below);

•	When you make a partial withdrawal:

a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal procedure will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

c)	under the original rider after a step up but before the third contract anniversary — the following excess withdrawal procedure will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups.

RBA EXCESS WITHDRAWAL PROCEDURE
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

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Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

•	if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

•	if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

•	if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and

•	you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

•	The effective date of the elective step up is the contract anniversary.

•	The RBA will be increased to an amount equal to the contract anniversary value.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

•	The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

•	The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

•	The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

•	If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

•	You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

•	The RBA will be increased to an amount equal to the contract value on the step up date.

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 89

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or

(b) the contract value on the step up date.

•	The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

•	The RBP will be reset as follows:

(a)	Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse’s written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse’s written request to continue the contract and the death benefit that would otherwise have been paid.

Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

•	you will be paid according to the annuity payout option described above;

•	we will no longer accept additional purchase payments;

•	you will no longer be charged for the rider;

•	any attached death benefit riders will terminate; and

•	the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix G.

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Appendix G: Example — Guarantor Withdrawal Benefit Rider

Example of the Guarantor Withdrawal Benefit — This example illustrates both Rider A and Rider B (see “Optional Benefits”).
Assumptions:

•	You purchase the contract with a payment of $100,000; and

•	you select contract Option L.

The Guaranteed Benefit Amount (GBA) equals your purchase payment:	$100,000
The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
0.07 × $100,000 =	$7,000
The Remaining Benefit Amount (RBA) equals your purchase payment:	$100,000
On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$110,000
The GBA equals 100% of your contract value:	$110,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $110,000 =	$7,700
During the fourth contract year you decide to take a partial withdrawal of $7,700.
You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
$110,000 − $7,700 =	$102,300
The GBA equals the GBA immediately prior to the partial withdrawal:	$110,000
The GBP equals 7% of your GBA:
0.07 × $110,000 =	$7,700
On the fourth contract anniversary you make an additional purchase payment of $50,000.
The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
$102,300 + $50,000 =	$152,300
The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
$110,000 + $50,000 =	$160,000
The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
$7,700 + $3,500 =	$11,200
On the fifth contract anniversary your contract value grows to $200,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$200,000
The GBA equals 100% of your contract value:	$200,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $200,000 =	$14,000
During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$230,000 − $20,000 =	$210,000
OR
(2) your prior RBA less the amount of the partial withdrawal.
$200,000 − $20,000 =	$180,000
Reset RBA = lesser of (1) or (2) =	$180,000

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 91

The GBA gets reset to the lesser of:
(1) your prior GBA	$200,000
OR
(2) your contract value immediately following the partial withdrawal;
$230,000 − $20,000 =	$210,000
Reset GBA = lesser of (1) or (2) =	$200,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $200,000 =	$14,000
During the eight contract year your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$175,000 − $25,000 =	$150,000
OR
(2) your prior RBA less the amount of the partial withdrawal.
$180,000 − $25,000 =	$155,000
Reset RBA = lesser of (1) or (2) =	$150,000
The GBA gets reset to the lesser of:
(1) your prior GBA;	$200,000
OR
(2) your contract value immediately following the partial withdrawal;
$175,000 − $25,000 =	$150,000
Reset GBA = lesser of (1) or (2) =	$150,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $150,000 =	$10,500

 92  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix H: Guarantor Withdrawal Benefit Rider —
Additional RMD Disclosure

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit rider (including Riders A and B) to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1)	If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2)	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3)	Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

(4)	Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.

The ALERMDA is:

(1)	determined by us each calendar year;

(2)	based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and

(3)	based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

1.	an individual retirement annuity (Section 408(b));

2.	a Roth individual retirement account (Section 408A);

3.	a Simplified Employee Pension plan (Section 408(k));

4.	a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

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Appendix I: Example — Income Assurer Benefit Riders

The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract’s standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. The contract values shown are hypothetical and do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as “Protected Investment Options”) and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity – No Refund.

Remember that the riders require you to participate in the PN program. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some PN program investment options include Protected Investment Options and Excluded Investment Options (Columbia Variable Portfolio – Cash Management Fund, and if available under the contract, the GPAs). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit – 5% Accumulation Benefit Base rider and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base rider. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program investment options.

Assumptions:

•	You purchase the contract during the 2006 calendar year with a payment of $100,000; and

•	you invest all contract value in the subaccounts (Protected Investment Options); and

•	you make no additional purchase payments, partial withdrawals or changes in PN program investment options; and

•	the annuitant is male and age 55 at contract issue; and

•	the joint annuitant is female and age 55 at contract issue.

Example — Income Assurer Benefit – MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

	Assumed		Maximum	Guaranteed
Contract	Contract	Purchase	Anniversary	Income
Anniversary	Value	Payments	Value (MAV)(1)	Benefit Base(2)

1	$108,000	$100,000	$108,000	$108,000
2	125,000	none	125,000	125,000
3	132,000	none	132,000	132,000
4	150,000	none	150,000	150,000
5	85,000	none	150,000	150,000
6	121,000	none	150,000	150,000
7	139,000	none	150,000	150,000
8	153,000	none	153,000	153,000
9	140,000	none	153,000	153,000
10	174,000	none	174,000	174,000
11	141,000	none	174,000	174,000
12	148,000	none	174,000	174,000
13	208,000	none	208,000	208,000
14	198,000	none	208,000	208,000
15	203,000	none	208,000	208,000

(1)	The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – MAV does not create contract value or guarantee the performance of any investment option.

 94  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions		Income Assurer Benefit – MAV
Contract
Anniversary	Assumed	Plan B – Life with	Guaranteed Income	Plan B – Life with
at Exercise	Contract Value	10 Years Certain*	Benefit Base	10 Years Certain*

10	$174,000	$774.30	$174,000	$774.30
11	141,000	642.96	174,000	793.44
12	148,000	692.64	174,000	814.32
13	208,000	998.40	208,000	998.40
14	198,000	976.14	208,000	1,025.44
15	203,000	1,027.18	208,000	1,052.48

*	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

	Standard Provisions		Income Assurer Benefit – MAV
Contract
Anniversary	Assumed	Plan D – Last	Guaranteed Income	Plan D – Last
at Exercise	Contract Value	Survivor No Refund*	Benefit Base	Survivor No Refund*

10	$174,000	$622.92	$174,000	$622.92
11	141,000	516.06	174,000	636.84
12	148,000	553.52	174,000	650.76
13	208,000	796.64	208,000	796.64
14	198,000	778.14	208,000	817.44
15	203,000	818.09	208,000	838.24

*	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 95

Example — Income Assurer Benefit – 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

				Guaranteed
				Income
	Assumed			Benefit Base –
Contract	Contract	Purchase	5% Accumulation	5% Accumulation
Anniversary	Value	Payments	Benefit Base(1)	Benefit Base(2)

1	$108,000	$100,000	$105,000	$108,000
2	125,000	none	110,250	125,000
3	132,000	none	115,763	132,000
4	150,000	none	121,551	150,000
5	85,000	none	127,628	127,628
6	121,000	none	134,010	134,010
7	139,000	none	140,710	140,710
8	153,000	none	147,746	153,000
9	140,000	none	155,133	155,133
10	174,000	none	162,889	174,000
11	141,000	none	171,034	171,034
12	148,000	none	179,586	179,586
13	208,000	none	188,565	208,000
14	198,000	none	197,993	198,000
15	203,000	none	207,893	207,893

(1)	The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

			Income Assurer Benefit –
	Standard Provisions		5% Accumulation Benefit Base
Contract
Anniversary	Assumed	Plan B – Life with	Guaranteed Income	Plan B – Life with
at Exercise	Contract Value	10 Years Certain*	Benefit Base	10 Years Certain*

10	$174,000	$774.30	$174,000	$774.30
11	141,000	642.96	171,034	779.91
12	148,000	692.64	179,586	840.46
13	208,000	998.40	208,000	998.40
14	198,000	976.14	198,000	976.14
15	203,000	1,027.18	207,893	1,051.94

*	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

 96  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Plan D – Joint and Last Survivor Life Annuity – No Refund

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

			Income Assurer Benefit –
	Standard Provisions		5% Accumulation Benefit Base
Contract
Anniversary	Assumed	Plan D – Last	Guaranteed Income	Plan D – Last
at Exercise	Contract Value	Survivor No Refund*	Benefit Base	Survivor No Refund*

10	$174,000	$622.92	$174,000	$622.92
11	141,000	516.06	171,034	625.98
12	148,000	553.52	179,586	671.65
13	208,000	796.64	208,000	796.64
14	198,000	778.14	198,000	778.14
15	203,000	818.09	207,893	837.81

*	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

Example — Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

					Guaranteed
					Income
					Benefit Base –
					Greater of
	Assumed		Maximum		MAV or 5%
Contract	Contract	Purchase	Anniversary	5% Accumulation	Accumulation
Anniversary	Value	Payments	Value(1)	Benefit Base(1)	Benefit Base(2)

1	$108,000	$100,000	$108,000	$105,000	$108,000
2	125,000	none	125,000	110,250	125,000
3	132,000	none	132,000	115,763	132,000
4	150,000	none	150,000	121,551	150,000
5	85,000	none	150,000	127,628	150,000
6	121,000	none	150,000	134,010	150,000
7	139,000	none	150,000	140,710	150,000
8	153,000	none	153,000	147,746	153,000
9	140,000	none	153,000	155,133	155,133
10	174,000	none	174,000	162,889	174,000
11	141,000	none	174,000	171,034	174,000
12	148,000	none	174,000	179,586	179,586
13	208,000	none	208,000	188,565	208,000
14	198,000	none	208,000	197,993	208,000
15	203,000	none	208,000	207,893	208,000

(1)	The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 97

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

			Income Assurer Benefit – Greater of MAV
	Standard Provisions		or 5% Accumulation Benefit Base
Contract
Anniversary	Assumed	Plan B – Life with	Guaranteed Income	Plan B – Life with
at Exercise	Contract Value	10 Years Certain*	Benefit Base	10 Years Certain*

10	$174,000	$774.30	$174,000	$774.30
11	141,000	642.96	174,000	793.44
12	148,000	692.64	179,586	840.46
13	208,000	998.40	208,000	998.40
14	198,000	976.14	208,000	1,025.44
15	203,000	1,027.18	208,000	1,052.48

*	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D – Joint and Last Survivor Life Annuity – No Refund

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

			Income Assurer Benefit – Greater of MAV
	Standard Provisions		or 5% Accumulation Benefit Base
Contract
Anniversary	Assumed	Plan D – Last	Guaranteed Income	Plan D – Last
at Exercise	Contract Value	Survivor No Refund*	Benefit Base	Survivor No Refund*

10	$174,000	$622.92	$174,000	$622.92
11	141,000	516.06	174,000	636.84
12	148,000	553.52	179,586	671.65
13	208,000	796.64	208,000	796.64
14	198,000	778.14	208,000	817.44
15	203,000	818.09	208,000	838.24

*	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

 98  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix J: Example — Benefit Protector Death Benefit Rider

Example of the Benefit Protector
Assumptions:

•	You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

•	you select contract Option L with the MAV Death Benefit.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
MAV death benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV death benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on equals:

MAV Death Benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048

Total death benefit of:	$58,667
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
On the eight contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.

The death benefit equals:
MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000

Total death benefit of:	$255,000
During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000

Total death benefit of:	$305,000

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 99

During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000

Total death benefit of:	$308,000

 100  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix K: Example — Benefit Protector Plus Death Benefit Rider

Example of the Benefit Protector Plus

Assumptions:

•	You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

•	you select contract Option L with the MAV Death Benefit.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV Death Benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death
(MAV Death Benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
On the record contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV Death Benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $100,000 =	+10,000

Total death benefit of:	$124,000
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on equals:

MAV Death Benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 x $55,000 =	+5,500

Total death benefit of:	$64,167
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit calculated. The reduction in contract value has no effect.
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$266,000

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 101

During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$316,000
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$319,000

 102  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix L :

Example — Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up

Assumptions:

This example assumes that the covered person (for joint life, younger covered spouse) is 65 or older and there are no additional purchase payments or withdrawals.

•	You own a RiverSource variable annuity with a withdrawal benefit rider. You are currently invested in the Variable Portfolio — Moderately Aggressive Portfolio (Class 2) (a Portfolio Navigator fund) with a current rider fee of 0.65%.

Your Contract Value (CV) is $100,000 and your withdrawal benefit rider currently provides the following benefits:

1)	You can withdraw $6,000 a year for the rest of your life. This is your Annual Lifetime Payment. Or

2)	You can withdraw $7,000 a year until you have withdrawn a total of $100,000. This is your Guaranteed Benefit Payment.

Based on your current CV, you will pay a rider fee of approximately $650 on your next annuity contract anniversary.

•	The annual fee for this rider has increased to 0.95% for clients invested in the Variable Portfolio — Moderately Aggressive Portfolio (Class 2).

The following compares certain options available to you. Changes to rider values or fees are presented for two different scenarios where your CV increases to either $110,000 or $101,000 over the contract year:

1)	Elect to lock in your contract gains to your benefit values (Step up):

	CV of $110,000	CV of $101,000

Increase in Annual Lifetime Payment	$600	$60

Increase in Guaranteed Benefit Payment	$700	$70

Increase in Annual Rider Fee	0.30%	0.30%

Increase in Annual Contract Charge	$330	$303

Automatic Step ups will continue on your next anniversary (if available under your rider).

2)	Do not elect to lock in your contract gains (no Step up):

	CV of $110,000	CV of $101,000

Increase in Annual Lifetime Payment	$0	$0

Increase in Guaranteed Benefit Payment	$0	$0

Increase in Annual Rider Fee	0%	0%

Increase in Annual Contract Charge	$65	$6.50

Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. On your next anniversary, you will again have the option to elect the Step up (lock in contract gains)

3)	Move to one of the Portfolio Stabilizer funds and elect the Step up:

	CV of $110,000	CV of $101,000

Increase in Annual Lifetime Payment	$600	$60

Increase in Guaranteed Benefit Payment	$700	$70

Increase in Annual Rider Fee	0%	0%

Increase in Annual Contract Charge	$65	$6.50

Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. Automatic Step ups will continue on your next anniversary (if available under your rider).

The above example is for illustrative purposes only. The assumptions and calculations used are not intended to be consistent with any one rider, but instead are intended to provide an idea of how different scenarios would operate. Your specific rider may use different calculations for fees or have different benefits available. For a full description and rules applicable to Step up options under your rider, please see the “Optional Living Benefits” section.

Electing to Step up may result in different increases to the annual rider charge relative to the increase in your rider values. You should weigh the resulting increased charge due to the Step up versus the increases to your benefits to determine the option that is best for you.

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 103

Appendix M : Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts (if any) that were not available under your contract as of Dec. 31, 2013. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

Variable account charges of 1.70% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Growth and Income Portfolio (Class B) (08/30/2002)
Accumulation unit value at beginning of period	$1.52	$1.32	$1.26	$1.14	$0.96	$1.65	$1.60	$1.39	$1.35	$1.24
Accumulation unit value at end of period	$2.01	$1.52	$1.32	$1.26	$1.14	$0.96	$1.65	$1.60	$1.39	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	45	52	40	56	61	84	154	167	189	109

AllianceBernstein VPS International Value Portfolio (Class B) (04/30/2004)
Accumulation unit value at beginning of period	$1.04	$0.93	$1.17	$1.15	$0.87	$1.89	$1.82	$1.37	$1.20	$1.00
Accumulation unit value at end of period	$1.26	$1.04	$0.93	$1.17	$1.15	$0.87	$1.89	$1.82	$1.37	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	4,800	6,162	7,923	8,703	28,798	37,213	21,915	15,378	8,725	1,580

American Century VP Inflation Protection, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.42	$1.34	$1.22	$1.18	$1.09	$1.13	$1.05	$1.05	$1.05	$1.00
Accumulation unit value at end of period	$1.28	$1.42	$1.34	$1.22	$1.18	$1.09	$1.13	$1.05	$1.05	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	7,394	7,159	8,705	12,467	14,455	14,852	23,568	25,472	20,290	3,919

American Century VP Ultra®, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.15	$1.03	$1.04	$0.91	$0.69	$1.20	$1.01	$1.06	$1.06	$1.00
Accumulation unit value at end of period	$1.55	$1.15	$1.03	$1.04	$0.91	$0.69	$1.20	$1.01	$1.06	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	2,397	3,136	4,210	5,777	7,197	7,837	8,361	23,813	6,935	1,154

American Century VP Value, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.28	$1.14	$1.15	$1.03	$0.88	$1.22	$1.31	$1.12	$1.09	$1.00
Accumulation unit value at end of period	$1.66	$1.28	$1.14	$1.15	$1.03	$0.88	$1.22	$1.31	$1.12	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	39	50	57	76	102	77	74	88	26	18

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$0.97	$0.98	$1.00	$1.02	$1.03	$1.03	$1.00	$0.97	$0.96	$0.97
Accumulation unit value at end of period	$0.95	$0.97	$0.98	$1.00	$1.02	$1.03	$1.03	$1.00	$0.97	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	1,861	2,444	4,164	3,587	19,621	8,230	5,476	2,192	1,151	399

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.39	$1.32	$1.26	$1.18	$1.05	$1.14	$1.10	$1.07	$1.07	$1.04
Accumulation unit value at end of period	$1.34	$1.39	$1.32	$1.26	$1.18	$1.05	$1.14	$1.10	$1.07	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	2,253	2,688	3,083	4,009	84,971	77,286	67,959	33,990	1,077	842

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.71	$1.52	$1.63	$1.42	$1.13	$1.94	$1.83	$1.55	$1.39	$1.20
Accumulation unit value at end of period	$2.13	$1.71	$1.52	$1.63	$1.42	$1.13	$1.94	$1.83	$1.55	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	4,934	6,228	8,456	10,953	63,435	55,414	35,371	27,624	9,764	608

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$2.32	$1.96	$2.52	$2.14	$1.25	$2.75	$2.02	$1.54	$1.17	$1.00
Accumulation unit value at end of period	$2.24	$2.32	$1.96	$2.52	$2.14	$1.25	$2.75	$2.02	$1.54	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	1,745	1,827	2,530	2,741	12,170	16,976	10,106	9,010	5,172	1,070

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/01/2004)
Accumulation unit value at beginning of period	$1.75	$1.55	$1.48	$1.33	$0.95	$1.19	$1.18	$1.11	$1.10	$1.00
Accumulation unit value at end of period	$1.80	$1.75	$1.55	$1.48	$1.33	$0.95	$1.19	$1.18	$1.11	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	545	711	1,002	1,436	41,498	25,442	20,776	8,355	8	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.21	$1.02	$1.07	$0.93	$0.69	$1.27	$1.25	$1.14	$1.07	$1.00
Accumulation unit value at end of period	$1.55	$1.21	$1.02	$1.07	$0.93	$0.69	$1.27	$1.25	$1.14	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	215	274	231	331	809	5,059	3,798	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$0.75	$0.67	$0.64	$0.56	$0.46	$0.81	$0.80	$0.70	$0.67	$0.65
Accumulation unit value at end of period	$0.98	$0.75	$0.67	$0.64	$0.56	$0.46	$0.81	$0.80	$0.70	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	3,912	5,248	7,129	9,784	12,306	14,085	14,409	15,807	17,584	7,616

 104  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.00	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	547	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.01	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,286	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,636	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.02	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,986	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (08/30/2002)
Accumulation unit value at beginning of period	$1.54	$1.41	$1.69	$1.36	$0.85	$1.56	$1.40	$1.42	$1.31	$1.22
Accumulation unit value at end of period	$1.99	$1.54	$1.41	$1.69	$1.36	$0.85	$1.56	$1.40	$1.42	$1.31
Number of accumulation units outstanding at end of period (000 omitted)	154	202	258	314	406	643	597	708	735	335

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.28	$1.12	$1.13	$1.00	$0.81	$1.30	$1.26	$1.11	$1.08	$1.00
Accumulation unit value at end of period	$1.65	$1.28	$1.12	$1.13	$1.00	$0.81	$1.30	$1.26	$1.11	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	210	242	255	408	405	374	367	227	227	174

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.27	$1.09	$1.13	$0.96	$0.77	$1.29	$1.32	$1.13	$1.10	$1.00
Accumulation unit value at end of period	$1.73	$1.27	$1.09	$1.13	$0.96	$0.77	$1.29	$1.32	$1.13	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	1	1	2	2	2	3	2	3	3	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.20	$1.20	$1.20	$1.19	$1.14	$1.19	$1.15	$1.13	$1.13	$1.14
Accumulation unit value at end of period	$1.15	$1.20	$1.20	$1.20	$1.19	$1.14	$1.19	$1.15	$1.13	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	1,814	1,981	2,096	2,681	13,727	7,345	6,207	5,084	3,085	1,544

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.40	$1.24	$1.37	$1.07	$0.70	$1.20	$1.07	$1.05	$1.03	$1.00
Accumulation unit value at end of period	$1.83	$1.40	$1.24	$1.37	$1.07	$0.70	$1.20	$1.07	$1.05	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	785	1,007	1,280	1,660	2,334	3,051	3,154	7,113	2,763	500

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.10	$0.99	$1.25	$1.22	$0.95	$1.54	$1.51	$1.25	$1.14	$1.00
Accumulation unit value at end of period	$1.33	$1.10	$0.99	$1.25	$1.22	$0.95	$1.54	$1.51	$1.25	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	6	6	6	14	63	66	115	87	57	9

Fidelity® VIP Contrafund® Portfolio Service Class 2 (08/30/2002)
Accumulation unit value at beginning of period	$1.88	$1.65	$1.73	$1.50	$1.13	$2.00	$1.74	$1.58	$1.38	$1.22
Accumulation unit value at end of period	$2.43	$1.88	$1.65	$1.73	$1.50	$1.13	$2.00	$1.74	$1.58	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	6,274	7,907	10,705	13,957	27,907	47,719	43,300	45,089	16,531	3,067

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.35	$1.30	$1.23	$1.17	$1.03	$1.08	$1.06	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.30	$1.35	$1.30	$1.23	$1.17	$1.03	$1.08	$1.06	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	3,684	3,976	4,787	6,648	45,428	40,566	40,253	12,953	8,188	1,336

Fidelity® VIP Mid Cap Portfolio Service Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.31	$2.05	$2.34	$1.85	$1.35	$2.27	$2.00	$1.81	$1.56	$1.27
Accumulation unit value at end of period	$3.09	$2.31	$2.05	$2.34	$1.85	$1.35	$2.27	$2.00	$1.81	$1.56
Number of accumulation units outstanding at end of period (000 omitted)	949	1,289	1,684	2,096	12,835	18,330	11,091	7,570	3,100	1,208

Fidelity® VIP Overseas Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.25	$1.05	$1.30	$1.17	$0.94	$1.71	$1.49	$1.28	$1.10	$1.00
Accumulation unit value at end of period	$1.60	$1.25	$1.05	$1.30	$1.17	$0.94	$1.71	$1.49	$1.28	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	1,100	1,467	1,997	2,249	4,907	4,814	4,416	4,843	4,036	1,573

FTVIPT Franklin Income VIP Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.87	$1.69	$1.68	$1.52	$1.14	$1.65	$1.61	$1.39	$1.39	$1.24
Accumulation unit value at end of period	$2.10	$1.87	$1.69	$1.68	$1.52	$1.14	$1.65	$1.61	$1.39	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	705	817	1,164	1,832	2,044	2,501	3,051	2,743	2,554	2,119

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 105

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

FTVIPT Templeton Global Bond VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$2.02	$1.79	$1.83	$1.63	$1.40	$1.34	$1.23	$1.11	$1.16	$1.00
Accumulation unit value at end of period	$2.02	$2.02	$1.79	$1.83	$1.63	$1.40	$1.34	$1.23	$1.11	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	2,699	3,010	3,899	4,938	34,264	32,433	35,814	23,082	7,734	1,493

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (03/03/2000)
Accumulation unit value at beginning of period	$3.12	$2.68	$2.91	$2.37	$1.81	$2.93	$2.88	$2.53	$2.28	$1.84
Accumulation unit value at end of period	$4.08	$3.12	$2.68	$2.91	$2.37	$1.81	$2.93	$2.88	$2.53	$2.28
Number of accumulation units outstanding at end of period (000 omitted)	1,263	1,657	2,277	2,833	10,008	11,967	11,638	9,377	4,128	1,284

Invesco V.I. Comstock Fund, Series II Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.66	$1.42	$1.48	$1.30	$1.03	$1.63	$1.70	$1.49	$1.45	$1.26
Accumulation unit value at end of period	$2.22	$1.66	$1.42	$1.48	$1.30	$1.03	$1.63	$1.70	$1.49	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	6,708	8,817	12,380	16,064	35,637	43,373	36,774	36,888	18,912	3,700

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.97	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.30	$0.97	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	46	47	—	—	—	—	—	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (04/30/2004)
Accumulation unit value at beginning of period	$2.01	$1.77	$1.70	$1.34	$1.06	$1.74	$2.14	$1.58	$1.37	$1.00
Accumulation unit value at end of period	$2.01	$2.01	$1.77	$1.70	$1.34	$1.06	$1.74	$2.14	$1.58	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	125	140	199	289	498	554	553	510	443	177

Oppenheimer Capital Appreciation Fund/VA, Service Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.39	$1.25	$1.28	$1.20	$0.84	$1.58	$1.41	$1.33	$1.29	$1.24
Accumulation unit value at end of period	$1.77	$1.39	$1.25	$1.28	$1.20	$0.84	$1.58	$1.41	$1.33	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	2,640	3,235	4,237	5,659	6,442	7,744	7,383	8,562	6,720	1,419

Oppenheimer Global Fund/VA, Service Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.67	$1.40	$1.56	$1.37	$1.00	$1.71	$1.64	$1.42	$1.27	$1.08
Accumulation unit value at end of period	$2.08	$1.67	$1.40	$1.56	$1.37	$1.00	$1.71	$1.64	$1.42	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	219	279	320	469	582	612	831	683	680	562

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (07/31/2002)
Accumulation unit value at beginning of period	$2.05	$1.77	$1.85	$1.53	$1.14	$1.86	$1.92	$1.70	$1.58	$1.35
Accumulation unit value at end of period	$2.84	$2.05	$1.77	$1.85	$1.53	$1.14	$1.86	$1.92	$1.70	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	113	120	160	185	206	207	221	168	168	143

Putnam VT Global Health Care Fund – Class IB Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.34	$1.11	$1.15	$1.14	$0.92	$1.13	$1.15	$1.14	$1.02	$0.97
Accumulation unit value at end of period	$1.86	$1.34	$1.11	$1.15	$1.14	$0.92	$1.13	$1.15	$1.14	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	5	7	23	97	123	136	162	175	177

Putnam VT Small Cap Value Fund – Class IB Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.27	$1.10	$1.18	$0.95	$0.73	$1.23	$1.44	$1.25	$1.18	$1.00
Accumulation unit value at end of period	$1.75	$1.27	$1.10	$1.18	$0.95	$0.73	$1.23	$1.44	$1.25	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	213	269	285	299	325	340	355	5,948	89	5

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.06	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.41	$1.19	$1.06	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,783	2,584	3,578	3,678	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.06	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.41	$1.19	$1.06	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	28,242	44,183	57,497	68,262	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.29	$1.25	$1.15	$1.12	$1.07	$1.09	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.20	$1.29	$1.25	$1.15	$1.12	$1.07	$1.09	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,344	1,621	2,043	2,737	67,428	34,578	35,149	26,599	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.11	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.11	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,444	7,169	4,700	2,476	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.11	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.11	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	36,993	46,958	53,602	58,932	—	—	—	—	—	—

 106  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.07	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.28	$1.17	$1.07	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	39,551	39,235	36,336	32,170	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.07	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.28	$1.17	$1.07	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	339,717	399,382	458,939	516,525	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.18	$1.07	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.18	$1.07	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	26,387	25,607	28,278	25,057	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.18	$1.07	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.18	$1.07	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	113,017	154,016	213,018	254,807	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.14	$1.07	$1.06	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.14	$1.07	$1.06	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8,358	11,168	9,842	6,739	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.14	$1.07	$1.07	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.14	$1.07	$1.07	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	48,291	60,919	69,228	81,004	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (05/01/2002)
Accumulation unit value at beginning of period	$1.68	$1.50	$1.60	$1.31	$0.98	$1.45	$1.55	$1.31	$1.26	$1.07
Accumulation unit value at end of period	$2.22	$1.68	$1.50	$1.60	$1.31	$0.98	$1.45	$1.55	$1.31	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	2,498	3,372	4,522	5,828	9,670	11,364	11,900	10,097	9,125	1,935

Variable Portfolio – Victory Established Value Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.36	$1.19	$1.29	$1.08	$0.80	$1.29	$1.24	$1.08	$1.10	$1.00
Accumulation unit value at end of period	$1.82	$1.36	$1.19	$1.29	$1.08	$0.80	$1.29	$1.24	$1.08	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	7	7	7	7	7	8	8	2

Wanger USA (04/30/2004)
Accumulation unit value at beginning of period	$1.56	$1.32	$1.39	$1.15	$0.82	$1.39	$1.34	$1.26	$1.15	$1.00
Accumulation unit value at end of period	$2.05	$1.56	$1.32	$1.39	$1.15	$0.82	$1.39	$1.34	$1.26	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	1,651	2,250	3,139	4,208	17,593	17,008	13,828	7,563	5,332	946

Wells Fargo Advantage VT International Equity Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$1.55	$1.39	$1.62	$1.41	$1.24	$2.17	$1.92	$1.59	$1.40	$1.20
Accumulation unit value at end of period	$1.82	$1.55	$1.39	$1.62	$1.41	$1.24	$2.17	$1.92	$1.59	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	772	947	1,129	1,408	1,909	1,823	1,770	2,013	1,419	443

Wells Fargo Advantage VT Omega Growth Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$2.10	$1.77	$1.91	$1.63	$1.15	$1.61	$1.47	$1.41	$1.39	$1.32
Accumulation unit value at end of period	$2.89	$2.10	$1.77	$1.91	$1.63	$1.15	$1.61	$1.47	$1.41	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	1,627	2,232	3,097	4,103	2,160	2,719	3,312	3,653	2,474	717

Wells Fargo Advantage VT Opportunity Fund – Class 2 (08/26/2011)
Accumulation unit value at beginning of period	$1.19	$1.05	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.53	$1.19	$1.05	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	210	315	395	—	—	—	—	—	—	—

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$0.59	$0.56	$0.60	$0.48	$0.32	$0.55	$0.49	$0.41	$0.39	$0.35
Accumulation unit value at end of period	$0.88	$0.59	$0.56	$0.60	$0.48	$0.32	$0.55	$0.49	$0.41	$0.39
Number of accumulation units outstanding at end of period (000 omitted)	1,177	1,633	1,928	2,412	611	755	924	1,086	1,314	1,371

Wells Fargo Advantage VT Small Cap Value Fund – Class 2 (07/16/2010)
Accumulation unit value at beginning of period	$1.24	$1.11	$1.22	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.40	$1.24	$1.11	$1.22	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	123	173	233	253	—	—	—	—	—	—

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 107

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Wells Fargo Advantage VT Total Return Bond Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.79	$1.72	$1.61	$1.53	$1.39	$1.38	$1.33	$1.30	$1.30	$1.26
Accumulation unit value at end of period	$1.72	$1.79	$1.72	$1.61	$1.53	$1.39	$1.38	$1.33	$1.30	$1.30
Number of accumulation units outstanding at end of period (000 omitted)	3,102	3,237	3,996	5,466	11,055	11,176	16,465	11,634	3,551	990

Variable account charges of 2.20% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Growth and Income Portfolio (Class B) (04/30/2004)
Accumulation unit value at beginning of period	$1.16	$1.01	$0.97	$0.88	$0.75	$1.29	$1.26	$1.10	$1.07	$1.00
Accumulation unit value at end of period	$1.52	$1.16	$1.01	$0.97	$0.88	$0.75	$1.29	$1.26	$1.10	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (04/30/2004)
Accumulation unit value at beginning of period	$1.00	$0.90	$1.14	$1.11	$0.85	$1.85	$1.80	$1.36	$1.19	$1.00
Accumulation unit value at end of period	$1.20	$1.00	$0.90	$1.14	$1.11	$0.85	$1.85	$1.80	$1.36	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	10	15	14	15	24	40	59	67	39	6

American Century VP Inflation Protection, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.36	$1.29	$1.18	$1.15	$1.07	$1.11	$1.03	$1.04	$1.05	$1.00
Accumulation unit value at end of period	$1.22	$1.36	$1.29	$1.18	$1.15	$1.07	$1.11	$1.03	$1.04	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	7	8	7	8	8	19	141	224	126	22

American Century VP Ultra®, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.10	$0.99	$1.00	$0.89	$0.67	$1.18	$1.00	$1.06	$1.06	$1.00
Accumulation unit value at end of period	$1.48	$1.10	$0.99	$1.00	$0.89	$0.67	$1.18	$1.00	$1.06	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	12	18	18	19	19	42	91	149	50	—

American Century VP Value, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.23	$1.09	$1.11	$1.00	$0.86	$1.20	$1.29	$1.11	$1.09	$1.00
Accumulation unit value at end of period	$1.58	$1.23	$1.09	$1.11	$1.00	$0.86	$1.20	$1.29	$1.11	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$0.96	$0.98	$1.00	$1.02	$1.04	$1.04	$1.02	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$0.94	$0.96	$0.98	$1.00	$1.02	$1.04	$1.04	$1.02	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	6	6	5	61	73	353	—	7	4	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.29	$1.23	$1.17	$1.11	$0.99	$1.08	$1.05	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.23	$1.29	$1.23	$1.17	$1.11	$0.99	$1.08	$1.05	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	11	59	105	66	40	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.36	$1.22	$1.31	$1.15	$0.92	$1.58	$1.50	$1.28	$1.15	$1.00
Accumulation unit value at end of period	$1.69	$1.36	$1.22	$1.31	$1.15	$0.92	$1.58	$1.50	$1.28	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	15	22	23	28	51	82	160	181	83	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$2.22	$1.88	$2.44	$2.08	$1.22	$2.70	$2.00	$1.52	$1.16	$1.00
Accumulation unit value at end of period	$2.13	$2.22	$1.88	$2.44	$2.08	$1.22	$2.70	$2.00	$1.52	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	4	5	5	7	8	18	32	46	24	3

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/01/2004)
Accumulation unit value at beginning of period	$1.67	$1.49	$1.43	$1.30	$0.93	$1.17	$1.17	$1.10	$1.09	$1.00
Accumulation unit value at end of period	$1.72	$1.67	$1.49	$1.43	$1.30	$0.93	$1.17	$1.17	$1.10	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	4	14	23	31	14	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.16	$0.98	$1.04	$0.91	$0.68	$1.24	$1.23	$1.13	$1.07	$1.00
Accumulation unit value at end of period	$1.47	$1.16	$0.98	$1.04	$0.91	$0.68	$1.24	$1.23	$1.13	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	1	1	1	1	1	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.12	$1.00	$0.98	$0.85	$0.70	$1.24	$1.23	$1.09	$1.05	$1.00
Accumulation unit value at end of period	$1.46	$1.12	$1.00	$0.98	$0.85	$0.70	$1.24	$1.23	$1.09	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	2	14	21	19

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.00	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 108  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 2.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.01	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.02	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.20	$1.10	$1.33	$1.07	$0.67	$1.25	$1.12	$1.15	$1.06	$1.00
Accumulation unit value at end of period	$1.54	$1.20	$1.10	$1.33	$1.07	$0.67	$1.25	$1.12	$1.15	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	1	1	1

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.22	$1.08	$1.09	$0.97	$0.79	$1.28	$1.24	$1.10	$1.08	$1.00
Accumulation unit value at end of period	$1.58	$1.22	$1.08	$1.09	$0.97	$0.79	$1.28	$1.24	$1.10	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.22	$1.05	$1.10	$0.93	$0.75	$1.27	$1.31	$1.12	$1.10	$1.00
Accumulation unit value at end of period	$1.65	$1.22	$1.05	$1.10	$0.93	$0.75	$1.27	$1.31	$1.12	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.01	$1.02	$1.02	$1.02	$0.98	$1.03	$1.00	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$0.97	$1.01	$1.02	$1.02	$1.02	$0.98	$1.03	$1.00	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	3	14	21	—	9	5	—

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.35	$1.19	$1.33	$1.04	$0.68	$1.18	$1.06	$1.04	$1.03	$1.00
Accumulation unit value at end of period	$1.74	$1.35	$1.19	$1.33	$1.04	$0.68	$1.18	$1.06	$1.04	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	2	3	3	3	4	9	19	30	12	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.05	$0.96	$1.20	$1.18	$0.92	$1.51	$1.49	$1.24	$1.14	$1.00
Accumulation unit value at end of period	$1.26	$1.05	$0.96	$1.20	$1.18	$0.92	$1.51	$1.49	$1.24	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.45	$1.27	$1.34	$1.17	$0.88	$1.58	$1.37	$1.26	$1.10	$1.00
Accumulation unit value at end of period	$1.85	$1.45	$1.27	$1.34	$1.17	$0.88	$1.58	$1.37	$1.26	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	17	25	26	31	38	83	177	296	101	8

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.29	$1.25	$1.19	$1.13	$1.00	$1.06	$1.04	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.24	$1.29	$1.25	$1.19	$1.13	$1.00	$1.06	$1.04	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	9	11	10	13	36	65	166	215	115	19

Fidelity® VIP Mid Cap Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.72	$1.53	$1.76	$1.40	$1.02	$1.73	$1.53	$1.40	$1.21	$1.00
Accumulation unit value at end of period	$2.28	$1.72	$1.53	$1.76	$1.40	$1.02	$1.73	$1.53	$1.40	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	3	5	5	6	13	23	38	39	16	—

Fidelity® VIP Overseas Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.20	$1.02	$1.26	$1.14	$0.92	$1.68	$1.47	$1.27	$1.10	$1.00
Accumulation unit value at end of period	$1.52	$1.20	$1.02	$1.26	$1.14	$0.92	$1.68	$1.47	$1.27	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	1	2	5	6	5

FTVIPT Franklin Income VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.45	$1.31	$1.31	$1.19	$0.90	$1.30	$1.29	$1.11	$1.12	$1.00
Accumulation unit value at end of period	$1.61	$1.45	$1.31	$1.31	$1.19	$0.90	$1.30	$1.29	$1.11	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Templeton Global Bond VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.94	$1.72	$1.77	$1.58	$1.36	$1.31	$1.21	$1.10	$1.16	$1.00
Accumulation unit value at end of period	$1.92	$1.94	$1.72	$1.77	$1.58	$1.36	$1.31	$1.21	$1.10	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	2	3	3	5	18	34	64	78	39	8

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 109

Variable account charges of 2.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.57	$1.36	$1.48	$1.21	$0.93	$1.51	$1.49	$1.32	$1.19	$1.00
Accumulation unit value at end of period	$2.04	$1.57	$1.36	$1.48	$1.21	$0.93	$1.51	$1.49	$1.32	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	5	7	7	12	17	30	58	65	28	3

Invesco V.I. Comstock Fund, Series II Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.24	$1.06	$1.11	$0.98	$0.78	$1.24	$1.30	$1.15	$1.13	$1.00
Accumulation unit value at end of period	$1.64	$1.24	$1.06	$1.11	$0.98	$0.78	$1.24	$1.30	$1.15	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	18	29	31	34	42	78	192	235	119	13

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.97	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.29	$0.97	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.92	$1.70	$1.65	$1.30	$1.03	$1.71	$2.11	$1.57	$1.37	$1.00
Accumulation unit value at end of period	$1.92	$1.92	$1.70	$1.65	$1.30	$1.03	$1.71	$2.11	$1.57	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	3	3	3

Oppenheimer Capital Appreciation Fund/VA, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.09	$0.98	$1.02	$0.95	$0.68	$1.27	$1.14	$1.08	$1.06	$1.00
Accumulation unit value at end of period	$1.38	$1.09	$0.98	$1.02	$0.95	$0.68	$1.27	$1.14	$1.08	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	8	12	12	12	11	19	57	87	48	8

Oppenheimer Global Fund/VA, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.46	$1.23	$1.37	$1.21	$0.89	$1.53	$1.47	$1.28	$1.15	$1.00
Accumulation unit value at end of period	$1.81	$1.46	$1.23	$1.37	$1.21	$0.89	$1.53	$1.47	$1.28	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.45	$1.26	$1.32	$1.10	$0.82	$1.35	$1.40	$1.25	$1.16	$1.00
Accumulation unit value at end of period	$2.00	$1.45	$1.26	$1.32	$1.10	$0.82	$1.35	$1.40	$1.25	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.29	$1.08	$1.11	$1.11	$0.90	$1.11	$1.14	$1.14	$1.03	$1.00
Accumulation unit value at end of period	$1.78	$1.29	$1.08	$1.11	$1.11	$0.90	$1.11	$1.14	$1.14	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.22	$1.06	$1.14	$0.92	$0.72	$1.21	$1.42	$1.23	$1.18	$1.00
Accumulation unit value at end of period	$1.66	$1.22	$1.06	$1.14	$0.92	$0.72	$1.21	$1.42	$1.23	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	5	4	12	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.05	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.17	$1.05	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.06	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.17	$1.06	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	219	221	223	266	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.25	$1.21	$1.12	$1.10	$1.06	$1.08	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.16	$1.25	$1.21	$1.12	$1.10	$1.06	$1.08	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	6	29	44	38	29	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.10	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.10	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.10	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.10	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.15	$1.06	$1.08	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.15	$1.06	$1.08	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	47	47	47	—	—	—	—	—	—

 110  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 2.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.15	$1.06	$1.08	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.15	$1.06	$1.08	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	220	227	239	257	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.06	$1.10	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.17	$1.06	$1.10	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.06	$1.10	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.33	$1.17	$1.06	$1.10	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	69	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.12	$1.06	$1.06	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.12	$1.06	$1.06	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.13	$1.06	$1.06	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.13	$1.06	$1.06	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	61	61	61	61	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.47	$1.32	$1.41	$1.16	$0.87	$1.30	$1.40	$1.19	$1.15	$1.00
Accumulation unit value at end of period	$1.93	$1.47	$1.32	$1.41	$1.16	$0.87	$1.30	$1.40	$1.19	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	7	10	10	10	11	17	56	72	43	5

Variable Portfolio – Victory Established Value Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.31	$1.14	$1.25	$1.05	$0.78	$1.26	$1.22	$1.08	$1.09	$1.00
Accumulation unit value at end of period	$1.74	$1.31	$1.14	$1.25	$1.05	$0.78	$1.26	$1.22	$1.08	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wanger USA (04/30/2004)
Accumulation unit value at beginning of period	$1.49	$1.27	$1.35	$1.12	$0.80	$1.36	$1.32	$1.25	$1.15	$1.00
Accumulation unit value at end of period	$1.96	$1.49	$1.27	$1.35	$1.12	$0.80	$1.36	$1.32	$1.25	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	4	6	6	8	14	18	49	56	28	4

Wells Fargo Advantage VT International Equity Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.21	$1.09	$1.28	$1.13	$1.00	$1.74	$1.55	$1.29	$1.14	$1.00
Accumulation unit value at end of period	$1.42	$1.21	$1.09	$1.28	$1.13	$1.00	$1.74	$1.55	$1.29	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	1	1	—	—	—	—	2	1	—

Wells Fargo Advantage VT Omega Growth Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.51	$1.29	$1.39	$1.19	$0.85	$1.19	$1.09	$1.06	$1.04	$1.00
Accumulation unit value at end of period	$2.07	$1.51	$1.29	$1.39	$1.19	$0.85	$1.19	$1.09	$1.06	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	1	1	6	5	2

Wells Fargo Advantage VT Opportunity Fund – Class 2 (08/26/2011)
Accumulation unit value at beginning of period	$1.18	$1.04	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.51	$1.18	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.53	$1.45	$1.56	$1.26	$0.84	$1.47	$1.32	$1.10	$1.06	$1.00
Accumulation unit value at end of period	$2.25	$1.53	$1.45	$1.56	$1.26	$0.84	$1.47	$1.32	$1.10	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wells Fargo Advantage VT Small Cap Value Fund – Class 2 (07/16/2010)
Accumulation unit value at beginning of period	$1.23	$1.10	$1.21	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.23	$1.10	$1.21	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wells Fargo Advantage VT Total Return Bond Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.37	$1.32	$1.24	$1.19	$1.08	$1.08	$1.04	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.30	$1.37	$1.32	$1.24	$1.19	$1.08	$1.08	$1.04	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS 111

Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts	p. 3

Rating Agencies	p. 4

Revenues Received During Calendar Year 2013	p. 4

Principal Underwriter	p. 5

Independent Registered Public Accounting Firm	p. 5

Condensed Financial Information (Unaudited)	p. 6

Financial Statements

 112  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY — PROSPECTUS

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-333-3437

RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.

©2008-2014 RiverSource Life Insurance Company. All rights reserved.
45309 P (5/14)

Prospectus

May 1, 2014

Evergreen

Privilegesm Variable Annuity

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/
VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

Issued by:	RiverSource Life Insurance Company (RiverSource Life)

829 Ameriprise Financial Center
Minneapolis, MN 55474
Telephone: 1-800-333-3437
(Corporate Office)
RiverSource Variable Annuity Account/RiverSource MVA Account

New contracts are not currently being offered.

This prospectus contains information that you should know before investing in Evergreen Privilege Variable Annuity Contract Option L and Contract Option C. The information in this prospectus applies to both contracts unless stated otherwise.

Prospectuses are also available for:

Columbia Funds Variable Series Trust II
Fidelity® Variable Insurance Products – Service Class 2
Franklin® Templeton® Variable Insurance Products
  Trust (FTVIPT) – Class 2
Invesco Variable Insurance Funds
Oppenheimer Variable Account Funds – Service Shares
Putnam Variable Trust – Class IB Shares
Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity’s features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 1

 2  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.

Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract before we deduct any applicable charges.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.

Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

One-year fixed account: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code.

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 3

•	Roth IRAs including inherited Roth IRAs under Section 408A of the Code

•	Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

•	Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered nonqualified annuities.

Retirement date: The date when annuity payouts are scheduled to begin.

Rider effective date: The date a rider becomes effective as stated in the rider.

RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

 4  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

The Contract in Brief

This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule and investment options in the GPAs, one-year fixed account and/or the subaccounts. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee and allows investment in the subaccounts only. Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest.

Purpose: The purpose of these contracts is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. For contract Option L, you may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts. For contract Option C, you may allocate purchase payments to the subaccounts(1). These accounts, in turn, may earn returns that increase the value of a contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

It may have not been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (“IRS”) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes-1035 Exchanges”.)

Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

Accounts: Generally, you may allocate purchase payments to the GPAs, one-year fixed account and/or the subaccounts, depending on the contract option you select.

If you select contract Option L, you may allocate your purchase payments among any or all of:

•	the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see “The Variable Account and the Funds”)

•	GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See “The Guarantee Period Accounts (GPAs)”)

•	one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See “The One-Year Fixed Account”)

If you select contract Option C, you may allocate purchase payments to the subaccounts only.(1)

(1)	For applications dated May 1, 2003 or after, investment in the GPAs and one-year fixed account for contract Option C is not allowed in most states. For applications dated prior to May 1, 2003, investment in the GPAs and one-year fixed account is not restricted in most states. Please check with your investment professional to determine which applies in your state.

Buying Your Contract: We no longer offer new contracts. However, you have the option of making additional purchase payments to your contract. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (See “Buying Your Contract”)

Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA, unless an

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 5

exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See “Making the Most of Your Contract — Transferring Among Accounts”).

Withdrawals: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty that may apply if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See “Withdrawals”)

Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See “Benefits in Case of Death”).

Optional benefits: You can buy additional benefits with your contract. We offer optional death benefits. Optional benefits vary by state and may have eligibility requirements. (See “Optional Benefits”).

Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See “The Annuity Payout Period”).

Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See “Taxes”).

 6  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

Expense Summary

The following tables describe the fees and expenses that you will pay when buying, owning and making a withdrawal from the contract. The first table describes the fees and expenses that you paid at the time that you bought the contract and will pay when you make a withdrawal from the contract. State premium taxes also may be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal charge

(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

Contract year for	Withdrawal charge
Contract Option L	percentage

1-2	8%

3	7

4	6

5 and later	0

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You can choose either contract Option L or Option C and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

	Variable account	Total mortality and	Total variable
If you select contract Option L and:	administrative charge	expense risk fee	account expenses

Return of Purchase Payment (ROP) death benefit	0.15%	1.25%	1.40%

Maximum Anniversary Value (MAV) death benefit	0.15	1.35	1.50

Enhanced Death Benefit (EDB)	0.15	1.55	1.70

If you select contract Option C and:

ROP death benefit	0.15	1.35	1.50

MAV death benefit	0.15	1.45	1.60

EDB	0.15	1.65	1.80

OTHER ANNUAL EXPENSES

Annual contract administrative charge	$40

(We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.)

Benefit Protector Death Benefit Rider (Benefit Protector) fee	0.25%	*

(As a percentage of the contract value charged annually on the contract anniversary.)

Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus) fee	0.40%	*

(As a percentage of the contract value charged annually on the contract anniversary.)

Guaranteed Minimum Income Benefit Rider (GMIB) fee	0.70%	**

(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

*	This fee applies only if you elect this optional feature.
**	For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB — 0.30%.

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 7

ANNUAL OPERATING EXPENSES OF THE FUNDS
The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the contract. These operating expenses are for the fiscal year ended Dec. 31, 2013, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the total operating expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Minimum and maximum annual operating expenses for the funds

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)

	Minimum	Maximum

Total expenses before fee waivers and/or expense reimbursements	0.61%	1.36%

(1)	Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund’s affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund’s distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

Columbia Variable Portfolio – Cash Management Fund (Class 3)	0.33%	0.13%	0.15%	—%	0.61%

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	0.41	0.13	0.14	—	0.68

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	0.56	0.13	0.14	—	0.83

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	0.64	0.13	0.15	—	0.92

Fidelity® VIP Mid Cap Portfolio Service Class 2	0.55	0.25	0.09	—	0.89

FTVIPT Franklin Mutual Shares VIP Fund – Class 2**	0.60	0.25	0.11	—	0.96

Invesco V.I. Value Opportunities Fund, Series II Shares	0.70	0.25	0.32	0.01	1.28	(1)

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	0.68	0.25	0.13	—	1.06	(2)

Putnam VT International Equity Fund – Class IB Shares	0.70	0.25	0.19	—	1.14

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	0.91	0.13	0.14	0.01	1.19

Wells Fargo Advantage VT International Equity Fund – Class 2	0.75	0.25	0.20	0.01	1.21	(3)

Wells Fargo Advantage VT Omega Growth Fund – Class 2	0.55	0.25	0.24	—	1.04	(3)

Wells Fargo Advantage VT Opportunity Fund – Class 2	0.65	0.25	0.19	0.01	1.10	(3)

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	0.75	0.25	0.18	—	1.18

Wells Fargo Advantage VT Small Cap Value Fund – Class 2	0.75	0.25	0.35	0.01	1.36	(3)

Wells Fargo Advantage VT Total Return Bond Fund – Class 2	0.40	0.25	0.28	0.01	0.94	(3)

*	The Funds provided the information on their expenses and we have not independently verified the information.

**	The previous fund names can be found in “The Variable Account and the Funds” section of the prospectus.

***	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing acquired fund fees and expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term. After fee waivers, net expenses would be 1.27%.

(2)	The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to an annual rate of 1.05% as calculated on the daily net assets of the Fund. The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

(3)	The Adviser has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s total annual fund operating expenses after fee waiver at 0.94% for Wells Fargo Advantage VT International Equity Fund – Class 2, 1.00% for Wells Fargo Advantage VT Omega Growth Fund – Class 2, 1.00% for Wells Fargo Advantage VT Opportunity Fund – Class 2, 1.14% for Wells Fargo Advantage VT Small Cap Value Fund – Class 2 and 0.90% for Wells

 8  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

Fargo Advantage VT Total Return Bond Fund – Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. After fee waivers and/or reimbursements, net expenses would be 0.95% for Wells Fargo Advantage VT International Equity Fund – Class 2, 1.01% for Wells Fargo Advantage VT Opportunity Fund – Class 2, 1.15% for Wells Fargo Advantage VT Small Cap Value Fund – Class 2 and 0.91% for Wells Fargo Advantage VT Total Return Bond Fund – Class 2.

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 9

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges(1), variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.

Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the EDB and the GMIB. Although your actual costs may be lower, based on these assumptions your costs would be:

					If you do not withdraw your contract
	If you withdraw your contract				or if you select an annuity payout plan
	at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L with EDB	$1,233	$2,014	$2,196	$4,553	$427	$1,299	$2,196	$4,553

Contract Option C with EDB	437	1,329	2,245	4,643	437	1,329	2,245	4,643

Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:

					If you do not withdraw your contract
	If you withdraw your contract				or if you select an annuity payout plan
	at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L with ROP death benefit	$1,066	$1,509	$1,284	$2,715	$246	$754	$1,284	$2,715

Contract Option C with ROP death benefit	256	785	1,336	2,819	256	785	1,336	2,819

(1)	In these examples, the contract administrative charge is $40.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

 10  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

Condensed Financial Information

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in the Appendix.

Financial Statements

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.

The Variable Account and the Funds

Variable Account. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.

We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.

The Funds. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund Name and Management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

•	Private label: This contract is a “private label” variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the affiliated funds are generally more profitable for us and our affiliates (see “Revenue we receive from the funds may create conflicts of interest”). These relationships may influence recommendations your

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investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

•	Revenue we receive from the funds and potential conflicts of interest:

Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.

Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.

A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.

Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the fund. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.

We or our affiliates may receive payments from the 12b-1 fees, transfer fees or investment management fees of the funds. These fees are deducted from the assets of the funds. The amount, type, and manner in which the revenue from these sources is computed vary by fund. This revenue and the amount by which it can vary may create conflicts of interest.

Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.

We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company,

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Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, our affiliated funds comprise the greatest amount and percentage of revenue we derive from payments made by the funds.

The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

•	Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

•	Compensating, training and educating investment professionals who sell the contracts.

•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

•	Providing sub-transfer agency and shareholder servicing to contract owners.

•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.

•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

•	Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

•	Subaccounting, transaction processing, recordkeeping and administration.

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser, subadviser, transfer agent or an affiliate of these and assets of the fund’s distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

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You may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Cash Management Fund (Class 3)	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	Seeks high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	Seeks high level of current income and, as a secondary goal, steady growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC

Fidelity® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either “growth” or “value” common stocks or both.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (previously FTVIPT – Mutual Shares Securities Fund – Class 2)	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC

Invesco V.I. Value Opportunities Fund, Series II Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Putnam VT International Equity Fund – Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Barrow, Hanley, Mewhinney & Strauss, LLC, Denver Investment Advisors LLC, Donald Smith & Co., Inc., River Road Asset Management, LLC and Turner Investments L.P., subadvisers.

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Investing In	Investment Objective and Policies	Investment Adviser
Wells Fargo Advantage VT International Equity Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Omega Growth Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Opportunity Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Small Cap Value Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Total Return Bond Fund – Class 2	Seeks total return consisting of income and capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

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The Guarantee Period Accounts (GPAs)

Investment in the GPAs is not available under contract Option C(1).

The GPAs may not be available in some states.

(1)	For applications dated May 1, 2003 or after, investment in the GPAs for contract Option C is not allowed in most states. For applications dated prior to May 1, 2003, investment in the GPAs is not restricted in most states. Please check with your investment professional to determine which applies in your state.

For contract Option L, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see “Buying Your Contract” and “Transfer policies”). These accounts are not available in all states and are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (“future rates”). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life’s revenues and other expenses. We cannot predict nor can we guarantee what future rates will be.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see “Market Value Adjustment (MVA)” below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a “nonunitized” separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

•	Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

•	Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies — Standard & Poor’s, Moody’s Investors Service or Fitch (formerly Duff & Phelps) — or are rated in the two highest grades by the National Association of Insurance Commissioners;

•	Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

•	Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

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MARKET VALUE ADJUSTMENT (MVA)
We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as “early withdrawals” in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table.

If your GPA rate is:	The MVA is:

Less than the new GPA rate + 0.10%	Negative

Equal to the new GPA rate + 0.10%	Zero

Greater than the new GPA rate + 0.10%	Positive

General Examples
As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as “early withdrawals.”

Assume:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

•	We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

•	After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA’s 3.0% rate is less than the 3.6% rate so the MVA will be negative.

Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA’s 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

Sample MVA Calculations
The precise MVA formula we apply is as follows:

Early withdrawal amount ×	[(	1 + i 1 + j + .001	)n/12	– 1]	= MVA

Where	i	=	rate earned in the GPA from which amounts are being transferred or withdrawn.
	j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
	n	=	number of months remaining in the current Guarantee Period (rounded up).

Examples
Using assumptions similar to those we used in the examples above:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

•	We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

•	After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

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Example 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .035 + .001	)84/12	– 1]	= –$39.84

In this example, the MVA is a negative $39.84.

Example 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .025 + .001	)84/12	– 1]	= $27.61

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See “Charges — Withdrawal Charge.”) We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge schedule under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy.

The Fixed Account

The fixed account is our general account. Amounts allocated to the fixed account are part of our general account. The fixed account includes the one-year fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s profits, revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT
Investment in the one-year fixed account is not available for contract Option C.(1)

For contract Option L, you may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company’s general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year.

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There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (see “Making the Most of Your Contract — Transfer policies”)

The one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(1)	For applications dated May 1, 2003 or after, investment in the one-year fixed account for Contract Option C is not allowed in most states. For applications dated prior to May 1, 2003, investment in the one-year fixed account was not restricted in most states. Please check with your investment professional to determine if this restriction applies to your state.

Buying Your Contract

New contracts are not currently being offered. We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you may be able to buy different contracts with the same underlying funds. These contracts have different mortality and expense risk fees, withdrawal charges and may offer purchase payment credits. For information on these contracts, please call us at the telephone number listed on the first page of this prospectus or ask your investment professional.

You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

•	contract Option L or Option C;

•	a death benefit option(1);

•	the optional Benefit Protector Death Benefit Rider(2);

•	the optional Benefit Protector Plus Death Benefit Rider(2);

•	the optional Guaranteed Minimum Income Benefit Rider(3);

•	the GPAs, the one-year fixed account and/or subaccounts in which you want to invest(4);

•	how you want to make purchase payments; and

•	a beneficiary.

(1)	If you and the annuitant are 79 or younger at contract issue, you may select from either the ROP death benefit, MAV death benefit or EDB. If you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. EDB may not be available in all states.
(2)	Not available with the EDB. May not be available in all states.
(3)	Available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. May not be available in all states.
(4)	For applications dated May 1, 2003 or after, investment in the GPA account and the one-year fixed account for Contract Option C is not allowed in most states. For applications dated prior to May 1, 2003, investment in the GPA account and the one-year fixed account was not restricted in most states. Please check with your investment professional to determine whether this restriction applies to your state. GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum investment for the GPAs. For Contract Option L contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our corporate office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 19

You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE
Annuity payouts are scheduled to begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities and Roth IRAs, the retirement date must be:

•	no earlier than the 30th day after the contract’s effective date; and

•	no later than the annuitant’s 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

For qualified annuities except Roth IRAs, to comply with IRS regulations, the retirement date generally must be:

•	for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

•	for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant’s 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

Minimum purchase payments
If paying by SIP:               $50 for additional payments.

If paying by any other method:  $100 for additional payments.

Maximum allowable purchase payments*
                                $1,000,000 for issue ages up to 85.
                                $100,000 for issue ages 86 to 90.

*	This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan’s or the Code’s limits on annual contributions also apply.

 20  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

 1 By letter

Send your check along with your name and contract number to:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

 2 By SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

Charges

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary, or earlier if the contract is withdrawn. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the GPAs and one-year fixed account.

We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees. These fees are based on the contract you select (either Option L or Option C) and the death benefit that applies to your contract:

	Contract Option L	Contract Option C

ROP death benefit	1.25%	1.35%

MAV death benefit	1.35	1.45

EDB	1.55	1.65

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

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The subaccounts pay us the mortality and expense risk fee they accrued as follows:

•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

•	then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

If you select contract Option L and you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if you make a withdrawal in the first four contract years. You may withdraw amounts totaling up to 10% of your prior anniversary’s contract value free of charge during the first four years of your contract. (We consider your initial purchase payment to be the prior anniversary’s contract value during the first contract year.) We do not assess a withdrawal charge on this amount. The withdrawal charge percentages that apply to you are shown below and are stated in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period are generally subject to a MVA. (See “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA).”)

Contract year for	Withdrawal charge
Contract Option L	percentage

1-2	8%

3	7

4	6

5 and later	0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

Example: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

Amount requested 1.00 – withdrawal charge	or	$1,000 .93	=	$1,075.27

By applying the 7% withdrawal charge to $1,075.27, the withdrawal charge is $75.27. We pay you the $1,000 you requested. If you make a full withdrawal of your contract, we also will deduct the applicable contract administrative charge.

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

Waiver of withdrawal charges
We do not assess withdrawal charges for:

•	withdrawals of amounts totaling up to 10% of your prior contract anniversary’s contract value;

•	required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;

•	contracts settled using an annuity payout plan;

•	withdrawals made as a result of one of the “Contingent events” described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and

•	death benefits.

Contingent events

•	Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

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•	To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

•	Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See “Annual Operating Expenses of the Funds.”)

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL DEATH BENEFIT CHARGES

BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

OPTIONAL LIVING BENEFIT CHARGES

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE*
We deduct a charge (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the charge from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB charge from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB charge after the rider effective date and it does not apply after annuity payouts begin.

*	For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB – 0.30%.

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Valuing Your Investment

We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

•	the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);

•	plus interest credited;

•	minus the sum of amounts withdrawn (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

•	minus any prorated portion of the contract administrative charge; and

•	minus the prorated portion of the fee for any of the following optional benefits you have selected:

– Benefit Protector rider;

– Benefit Protector Plus rider; and/or

– Guaranteed Minimum Income Benefit rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

Number of units: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units:  accumulation units may change in two ways — in number and in value. The number of accumulation units you own may fluctuate due to:

•	additional purchase payments you allocate to the subaccounts;

•	transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

•	partial withdrawals;

•	withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

•	the contract administrative charge; and

•	the fee for any of the following benefits you have selected:

– Benefit Protector rider;

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– Benefit Protector Plus rider; and/or

– Guaranteed Minimum Income Benefit rider.

Accumulation unit values will fluctuate due to:

•	changes in fund net asset value;

•	fund dividends distributed to the subaccounts;

•	fund capital gains or losses;

•	fund operating expenses; and

•	mortality and expense risk fee and the variable account administrative charge.

Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works

					Number
			Amount	Accumulation	of units
By investing an equal number of dollars each month ...		Month	invested	unit value	purchased

		Jan	$100	$20	5.00

		Feb	100	18	5.56

you automatically buy		Mar	100	17	5.88

more units when the	è	Apr	100	15	6.67

per unit market price is low...		May	100	16	6.25

		Jun	100	18	5.56

		Jul	100	17	5.88

and fewer units		Aug	100	19	5.26

when the per unit	è	Sept	100	21	4.76

market price is high.		Oct	100	20	5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM FOR CONTRACT OPTION L ONLY
If you select contract Option L and your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment to a six-month or twelve-month Special DCA account.

(1)	“Net contract value” equals your current contract value plus any new purchase payment. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.

You may only allocate a new purchase payment of at least $1,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 25

the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or subaccount you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

If you make additional purchase payments while a Special DCA account term is in progress, the amounts you allocate to an existing Special DCA account will be transferred out of the Special DCA account over the reminder of the term. If you are funding a Special DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

 26  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

•	If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

•	If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see “Transfer policies” below.

Transfer policies

•	Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

•	For Contract Option L, it is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.

•	For Contract Option C applications dated on or after May 1, 2003, one-year fixed account and GPAs are not available in most states.

•	For Contract Option C applications dated prior to May 1, 2003, one-year fixed account and GPAs are not restricted in most states and our transfer policies stated above are applicable.

•	You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

•	If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

•	If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

•	Once annuity payouts begin, you may not make any transfers to the GPAs.

*	Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 27

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

•	diluting the value of an investment in an underlying fund in which a subaccount invests;

•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

•	requiring transfer requests to be submitted only by first-class U.S. mail;

•	not accepting hand-delivered transfer requests or requests made by overnight mail;

•	not accepting telephone or electronic transfer requests;

•	requiring a minimum time period between each transfer;

•	not accepting transfer requests of an agent acting under power of attorney;

•	limiting the dollar amount that you may transfer at any one time;

•	suspending the transfer privilege; or

•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying

 28  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:

•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers or withdrawals:  Contract value or entire account balance

*	Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2  By automated transfers and automated partial withdrawals

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

•	Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 29

For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

•	Automated withdrawals may be restricted by applicable law under some contracts.

•	You may not make additional purchase payments if automated partial withdrawals are in effect.

•	Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 By phone

Call:
1-800-333-3437

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers:                           Contract value or entire account balance
Withdrawals:                      $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

Withdrawals

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office in good order before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay withdrawal charges if you selected contract Option L, a contract administrative charge or any applicable optional rider charges (see “Charges”). Additionally, federal income taxes and penalties may apply. State and local income taxes may also apply (see “Taxes”). You cannot make withdrawals after annuity payouts begin except under Plan E (see “The Annuity Payout Period — Annuity Payout Plans”).

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see “Optional Benefits”). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

RECEIVING PAYMENT
By regular or express mail:

•	payable to owner;

•	mailed to address of record.

 30  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

–	the withdrawal amount includes a purchase payment check that has not cleared;

–	the NYSE is closed, except for normal holiday and weekend closings;

–	trading on the NYSE is restricted, according to SEC rules;

–	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

–	the SEC permits us to delay payment for the protection of security holders.

TSA — Special Provisions

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

–	you are at least age 59 1/2;

–	you are disabled as defined in the Code;

–	you severed employment with the employer who purchased the contract;

–	the distribution is because of your death;

–	the distribution is due to plan termination; or

–	you are a military reservist.

•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”)

•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code.

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 31

However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (see “Optional Benefits”).

Benefits in Case of Death

There are three death benefit options under your contract:

•	Return of Purchase Payment (ROP) death benefit;

•	Maximum Anniversary Value (MAV) death benefit; and

•	Enhanced Death Benefit Rider (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select the GMIB you must elect the EDB. Once you elect a death benefit, you cannot change it. We show the option that applies in your contract on your contract’s data page. The combination of the contract and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges — Mortality and Expense Risk Fee.”)

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death if you die before the retirement start date while this contract is in force. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROP)

The ROP is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of these two values, minus any applicable rider charges:

1.	contract value; or

2.	total purchase payments applied to the contract minus adjusted partial withdrawals.

Adjusted partial withdrawals for the ROP or MAV death benefit	=	PW × DB CV

PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

DB = the death benefit on the date of (but prior to) the partial withdrawal.

CV = contract value on the date of (but prior to) the partial withdrawal.

Example

•	You purchase the contract with a payment of $20,000.

•	On the first contract anniversary you make an additional purchase payment of $5,000.

•	During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

•	During the third contract year the contract value grows to $23,000.

We calculate the ROP death benefit as follows:
Contract value at death:	$23,000.00

Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals calculated as:

$1,500 × $25,000 $22,000 =	–1,704.55

for a death benefit of:	$23,295.45

ROP death benefit, calculated as the greatest of these two values:	$23,295.45

 32  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit you may not cancel it.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals; or

3.	the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary.

Maximum anniversary value (MAV): MAV is a value that we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the greater of: (a) your current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary’s MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

Example

•	You purchase the contract with a payment of $20,000.

•	On the first contract anniversary the contract value grows to $29,000.

•	During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV death benefit as follows:
Contract value at death:	$20,500.00

Purchase payments minus adjusted partial withdrawals:
Total purchase payments	$20,000.00
minus adjusted partial withdrawals, calculated as:

$1,500 × $20,000 $22,000 =	−1,363.64

for a ROP death benefit of:	$18,636.36

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
The MAV on the immediately preceding anniversary:	$29,000.00
plus purchase payments made since that anniversary:	+0.00
minus adjusted partial withdrawals made since that anniversary, calculated as:

$1,500 × $29,000 $22,000 =	–1,977.27

for a MAV death benefit of:	$27,022.73

The MAV death benefit, calculated as the greatest of these three values, which is the MAV:	$27,022.73

ENHANCED DEATH BENEFIT RIDER (EDB)

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 33

ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If it is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time you purchase your contract. If you select the GMIB you must select the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals;

3.	the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

5% rising floor: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

•	the amounts allocated to the subaccounts at issue increased by 5%,

•	plus any subsequent amounts allocated to the subaccounts,

•	minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent purchase payments allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.

5% rising floor adjusted transfers or partial withdrawals	=	PWT × VAF SV

PWT	=	the amount by which the contract value in the subaccounts is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

Example

•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

•	On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200.

•	During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit is calculated as follows:
Contract value at death:	$22,800.00

Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals, calculated as:

$1,500 × $25,000 $24,300 =	–1,543.21

for a ROP death benefit of:	$23,456.79

 34  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
The MAV on the immediately preceding anniversary:		$25,000.00
plus purchase payments made since that anniversary:		+0.00
minus adjusted partial withdrawals made since that anniversary, calculated as:

$1,500 × $25,000 $24,300 =		–1,543.21
for a MAV death benefit of:		$23,456.79

The 5% rising floor:
The variable account floor on the first contract anniversary is, calculated as: 1.05 × $20,000 =		$21,000.00
plus amounts allocated to the subaccounts since that anniversary:		+0.00
minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:

$1,500 × $21,000 $19,000 =	–$	1,657.89
variable account floor benefit:		$19,342.11
plus the one-year fixed account value:		+5,300.00

5% rising floor (value of the GPAs, one-year fixed account and the variable account floor):		$24,642.11

EDB, calculated as the greatest of these three values, which is the 5% rising floor:	$24,642.11

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year after your death, or other date as permitted by the Code; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

Qualified annuities

•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 35

restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)

•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year following the year of your death; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

•	Annuity payout plan: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

Optional Benefits

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus or the EDB. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

•	the applicable death benefit (see “Benefits in Case of Death”), plus:

•	40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

•	15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

Earnings at death: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

Terminating the Benefit Protector

•	You may terminate the rider within 30 days of the first rider anniversary.

 36  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

Example of the Benefit Protector

•	You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.

•	During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

• On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
MAV death benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
• On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV death benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
• During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings).
The death benefit equals:

MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048

Total death benefit of:	$58,667
• On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
• On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.

The death benefit equals:
MAV death benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000

Total death benefit of:	$255,000

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 37

• During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000

Total death benefit of:	$305,000
• During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
MAV death benefit (contract value):	$250,000
plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000

Total death benefit of:	$308,000

If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

NOTE: For special tax considerations associated with the Benefit Protector, see “Taxes.”

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange, or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector or the EDB. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

•	the benefits payable under the Benefit Protector described above, plus:

•	a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

	Percentage if you and the annuitant are	Percentage if you or the annuitant are
Contract year	under age 70 on the rider effective date	70 or older on the rider effective date

One and Two	0%	0%

Three and Four	10%	3.75%

Five or more	20%	7.5%

 38  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

•	the ROP death benefit (see “Benefits in Case of Death”) PLUS

	If you and the annuitant are under	If you or the annuitant are age 70
Contract year	age 70 on the rider effective date, add . . .	or older on the rider effective date, add . . .

One	Zero	Zero

Two	40% × earnings at death (see above)	15% × earnings at death

Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)

Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)

*	Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

Terminating the Benefit Protector Plus

•	You may terminate the rider within 30 days of the first rider anniversary.

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

Example of the Benefit Protector Plus

•	You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.

•	During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

• On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV death benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
• On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV death benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $100,000 =	+10,000

Total death benefit of:	$124,000
• During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $55,000 =	+5,500

Total death benefit of:	$64,167

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 39

• On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
• On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV death benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$266,000
• During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$316,000
• During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$319,000

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).

NOTE: For special tax considerations associated with the Benefit Protector Plus, see “Taxes.”

 40  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

•	you must hold the GMIB for 10 years*,

•	the GMIB terminates** on the contract anniversary after the annuitant’s 86th birthday,

•	you can only exercise the GMIB within 30 days after a contract anniversary*,

•	the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81, and

•	there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your investment professional.

*	Unless the annuitant qualifies for a contingent event (see “Charges — Contingent events”).
**	The rider and annual fee terminate on the contract anniversary after the annuitant’s 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit to your contract for an additional annual charge which we describe below. If you select the GMIB, you must elect the EDB at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances, we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.

Investment selection under the GMIB: For contract Option L, you may allocate your purchase payments or transfers to any of the subaccounts, GPAs or the one-year fixed account. For contract Option C, you may allocate payments to the subaccounts. We reserve the right to limit the amount you allocate to subaccounts investing in the Columbia Variable Portfolio — Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

GMIB benefit base: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of these four values:

1.	contract value;

2.	total purchase payments minus adjusted partial withdrawals; or

3.	the maximum anniversary value at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

•	subtract each payment adjusted for market value from the contract value and the MAV.

•	subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 41

For each payment, we calculate the market value adjustment to the contract value, MAV, the GPAs and the one-year fixed account value of the 5% rising floor as:

PMT × CVG ECV

PMT =	each purchase payment made in the five years before you exercise the GMIB.

CVG =	current contract value at the time you exercise the GMIB.

ECV =	the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:

PMT × (1.05)CY

CY =	the full number of contract years the payment has been in the contract.

Exercising the GMIB

•	you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a “contingent event” (disability, terminal illness or confinement to a nursing home or hospital, see “Charges — Contingent events” for more details.)

•	the annuitant on the retirement date must be between 50 and 86 years old.

•	you can only take an annuity payout under one of the following annuity payout plans:

– Plan A — Life Annuity – no refund

– Plan B — Life Annuity with ten years certain

– Plan D — Joint and last survivor life annuity – no refund

•	you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt–1 (1 + i) 1.05	= Pt

Pt–1	= prior annuity payout
Pt	= current annuity payout
i	= annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts

 42  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

Terminating the GMIB

•	You may terminate the rider within 30 days after the first and fifth rider anniversaries.

•	You may terminate the rider any time after the tenth rider anniversary.

•	The rider will terminate on the date:

– you make a full withdrawal from the contract;

– a death benefit is payable; or

– you choose to begin taking annuity payouts under the regular contract provisions.

•	The rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.

*	The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

Example

•	You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all your purchase payments to the subaccounts.

•	There are no additional purchase payments and no partial withdrawals.

•	Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

Contract				GMIB
anniversary	Contract value	MAV	5% rising floor	benefit base

1	$107,000	$107,000	$105,000

2	125,000	125,000	110,250

3	132,000	132,000	115,763

4	150,000	150,000	121,551

5	85,000	150,000	127,628

6	120,000	150,000	134,010

7	138,000	150,000	140,710

8	152,000	152,000	147,746

9	139,000	152,000	155,133

10	126,000	152,000	162,889	$162,889

11	138,000	152,000	171,034	171,034

12	147,000	152,000	179,586	179,586

13	163,000	163,000	188,565	188,565

14	159,000	163,000	197,993	197,993

15	212,000	212,000	207,893	212,000

NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

			Minimum Guaranteed Monthly Income
Contract		Plan A –	Plan B –	Plan D – joint and
anniversary	GMIB	life annuity —	life annuity with	last survivor life
at exercise	benefit base	no refund	ten years certain	annuity — no refund

10	$162,889 (5% rising floor)	$840.51	$817.70	$672.73

15	212,000 (MAV)	1,250.80	1,193.56	968.84

The payouts above are shown at guaranteed annuity rates of 3% stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 43

equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

Contract		Plan A –	Plan B –	Plan D – joint and
anniversary		life annuity —	life annuity with	last survivor life
at exercise	Contract value	no refund	ten years certain	annuity — no refund

10	$126,000	$650.16	$632.52	$520.38

15	212,000	1,250.80	1,193.56	968.84

At the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We calculate the fee as follows:

BB + AT – FAV

BB	=	the GMIB benefit base.
AT	=	adjusted transfers from the subaccounts to the GPAs or the one-year fixed account made in the six months before the contract anniversary calculated as:

PT × VAT SVT

PT	=	the amount transferred from the subaccounts to the GPAs or the one-year fixed account within six months of the contract anniversary.
VAT	=	variable account floor on the date of (but prior to) the transfer.
SVT	=	value of the subaccounts on the date of (but prior to) the transfer.
FAV	=	the value of your GPAs and the one-year fixed account.

The result of AT – FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

Example

•	You purchase the contract with a payment of $100,000 and allocate all of your payment to the subaccounts.

•	You make no transfers or partial withdrawals.

Contract		GMIB fee	Value on which we	GMIB fee
anniversary	Contract value	percentage	base the GMIB fee	charged to you

1	$80,000	0.70%	5% rising floor = $100,000 × 1.05	$735

2	150,000	0.70%	Contract value = $150,000	1,050

3	102,000	0.70%	MAV = $150,000	1,050

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

Under both contract Option L and Option C, you also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts” and “Taxes — Qualified Annuities —

 44  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

Amounts of fixed and variable payouts depend on:

•	the annuity payout plan you select;

•	the annuitant’s age and, in most cases, sex;

•	the annuity table in the contract; and

•	the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract — Transfer policies.”

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

•	Plan A – Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

•	Plan B – Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.

•	Plan C – Life annuity — installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

•	Plan D – Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

•	Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the annuity payout period, you may make full and partial withdrawals. If you make a full withdrawal, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. If the original contract was an Option L contract, the discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return

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of 5.0%. If the original contract was an Option C contract, the discount rate we use in the calculation will vary between 5.55% and 7.05% depending on the applicable assumed investment rate. (See “Charges — Withdrawal charge under Annuity Payout Plan E.”) A 10% IRS penalty tax could apply to the taxable portion if you take a withdrawal. (See “Taxes.”)

Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

•	in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

•	over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

Annuity payouts: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

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Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death — If You Die Before the Retirement Start Date”).

Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.

Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.

Penalties: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

•	because of your death or in the event of nonnatural ownership, the death of the annuitant;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if it is allocable to an investment before Aug. 14, 1982; or

•	if annuity payouts are made under immediate annuities as defined by the Code.

Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.

1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules may apply. However, if the insurance policy has an outstanding loan, there may be tax

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 47

consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.

For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange. Different IRS limitations on withdrawals apply to partial exchanges completed prior to October 24, 2011.

Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty on the taxable portion.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.

Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

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The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

•	the payout is a RMD as defined under the Code;

•	the payout is made on account of an eligible hardship; or

•	the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

•	because of your death;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

•	to pay certain medical or education expenses (IRAs only); or

•	if the distribution is made from an inherited IRA.

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death — If you Die Before the Retirement Date”).

Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.

Assignment: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable, on the taxable portion.

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We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Spousal status: In the case of United States v. Windsor, Section 3 of the Defense of Marriage Act was declared unconstitutional by the U.S. Supreme Court. As a result of this ruling, same sex marriages recognized under state law must be afforded all of the benefits of marriage for federal law purposes. The IRS subsequently provided interpretive guidance which, for federal tax purposes, determined the recognition of a same sex marriage is based on the state or foreign jurisdiction in which the marriage occurred. In addition, the guidance states that other relationships that may be recognized under state law, such as civil unions or domestic partnerships, are not considered marriages for federal tax purposes. Therefore, if you are in a civil union or other non-marital relationship recognized under state law, you will not receive the favorable federal tax treatment normally afforded to married couples.

When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.

If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

•	the reserve held in each subaccount for your contract; divided by

•	the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

•	laws or regulations change;

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•	the existing funds become unavailable; or

•	in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

•	add new subaccounts;

•	combine any two or more subaccounts;

•	transfer assets to and from the subaccounts or the variable account; and

•	eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio — Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

About the Service Providers

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (“RiverSource Distributors”), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 4.25% each time a purchase payment is made for contract option L and 1.00% for contract option C as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay an additional sales commission of up to 1.00% (for both contract options) of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

•	revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Expense Summary”);

•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The funds”);

•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and

•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

•	fees and expenses we collect from contract owners, including withdrawal charges; and

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•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota and a multistate insurance department examination). RiverSource Life has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Additional Information

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2013, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access this document, see “SEC Filings” under “Investor Relations” on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 52  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

Appendix: Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts (if any) that were not available under your contract as of Dec. 31, 2013. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

Variable account charges of 1.40% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Cash Management Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$1.28	$1.30	$1.31	$1.33	$1.35	$1.34	$1.29	$1.26	$1.24	$1.25
Accumulation unit value at end of period	$1.26	$1.28	$1.30	$1.31	$1.33	$1.35	$1.34	$1.29	$1.26	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	2,750	2,860	3,784	4,615	4,417	4,753	3,976	3,923	6,630	7,059

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$2.17	$2.04	$1.94	$1.82	$1.61	$1.75	$1.68	$1.63	$1.62	$1.58
Accumulation unit value at end of period	$2.09	$2.17	$2.04	$1.94	$1.82	$1.61	$1.75	$1.68	$1.63	$1.62
Number of accumulation units outstanding at end of period (000 omitted)	1,527	2,043	2,171	2,609	9,757	10,453	12,248	8,733	8,279	9,515

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.78	$1.58	$1.69	$1.46	$1.16	$1.98	$1.86	$1.58	$1.41	$1.21
Accumulation unit value at end of period	$2.22	$1.78	$1.58	$1.69	$1.46	$1.16	$1.98	$1.86	$1.58	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	1,067	1,539	1,827	2,123	9,137	8,505	6,387	5,210	2,698	1,026

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$1.78	$1.58	$1.53	$1.32	$1.08	$1.89	$1.86	$1.64	$1.56	$1.50
Accumulation unit value at end of period	$2.34	$1.78	$1.58	$1.53	$1.32	$1.08	$1.89	$1.86	$1.64	$1.56
Number of accumulation units outstanding at end of period (000 omitted)	1,652	2,086	2,533	3,074	3,447	3,843	4,871	5,898	4,590	4,708

Fidelity® VIP Mid Cap Portfolio Service Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.40	$2.12	$2.41	$1.90	$1.38	$2.32	$2.04	$1.84	$1.58	$1.29
Accumulation unit value at end of period	$3.21	$2.40	$2.12	$2.41	$1.90	$1.38	$2.32	$2.04	$1.84	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	449	629	812	1,103	2,608	3,630	3,308	3,045	2,336	1,901

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (09/22/1999)
Accumulation unit value at beginning of period	$1.77	$1.57	$1.61	$1.47	$1.18	$1.91	$1.87	$1.60	$1.47	$1.32
Accumulation unit value at end of period	$2.24	$1.77	$1.57	$1.61	$1.47	$1.18	$1.91	$1.87	$1.60	$1.47
Number of accumulation units outstanding at end of period (000 omitted)	1,777	2,135	2,449	3,186	4,141	5,501	9,245	10,913	11,340	11,643

Invesco V.I. Value Opportunities Fund, Series II Shares (07/31/2002)
Accumulation unit value at beginning of period	$1.27	$1.10	$1.15	$1.09	$0.75	$1.58	$1.58	$1.42	$1.37	$1.25
Accumulation unit value at end of period	$1.67	$1.27	$1.10	$1.15	$1.09	$0.75	$1.58	$1.58	$1.42	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	144	166	211	315	410	507	677	773	870	898

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (07/31/2002)
Accumulation unit value at beginning of period	$2.12	$1.82	$1.90	$1.56	$1.16	$1.89	$1.95	$1.72	$1.59	$1.35
Accumulation unit value at end of period	$2.94	$2.12	$1.82	$1.90	$1.56	$1.16	$1.89	$1.95	$1.72	$1.59
Number of accumulation units outstanding at end of period (000 omitted)	71	63	91	140	191	210	307	330	355	322

Putnam VT International Equity Fund – Class IB Shares (09/22/1999)
Accumulation unit value at beginning of period	$1.19	$0.99	$1.20	$1.11	$0.90	$1.63	$1.53	$1.21	$1.10	$0.96
Accumulation unit value at end of period	$1.50	$1.19	$0.99	$1.20	$1.11	$0.90	$1.63	$1.53	$1.21	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	636	714	947	1,199	1,363	1,487	1,885	2,110	2,185	2,258

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (05/01/2002)
Accumulation unit value at beginning of period	$1.73	$1.55	$1.64	$1.34	$0.99	$1.47	$1.57	$1.33	$1.27	$1.07
Accumulation unit value at end of period	$2.30	$1.73	$1.55	$1.64	$1.34	$0.99	$1.47	$1.57	$1.33	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	577	973	1,139	1,364	1,800	2,045	2,297	2,129	2,323	692

Wells Fargo Advantage VT International Equity Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$1.59	$1.43	$1.66	$1.44	$1.27	$2.20	$1.95	$1.61	$1.41	$1.20
Accumulation unit value at end of period	$1.88	$1.59	$1.43	$1.66	$1.44	$1.27	$2.20	$1.95	$1.61	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	178	197	277	324	434	491	679	717	623	663

Wells Fargo Advantage VT Omega Growth Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$2.17	$1.82	$1.96	$1.66	$1.17	$1.64	$1.49	$1.43	$1.40	$1.33
Accumulation unit value at end of period	$2.99	$2.17	$1.82	$1.96	$1.66	$1.17	$1.64	$1.49	$1.43	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	971	1,453	1,779	2,121	276	333	464	531	573	580

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 53

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Wells Fargo Advantage VT Opportunity Fund – Class 2 (08/26/2011)
Accumulation unit value at beginning of period	$1.19	$1.05	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.54	$1.19	$1.05	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	317	356	501	—	—	—	—	—	—	—

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$0.62	$0.58	$0.62	$0.49	$0.33	$0.57	$0.50	$0.42	$0.40	$0.35
Accumulation unit value at end of period	$0.91	$0.62	$0.58	$0.62	$0.49	$0.33	$0.57	$0.50	$0.42	$0.40
Number of accumulation units outstanding at end of period (000 omitted)	459	490	627	785	586	966	992	1,281	1,363	1,351

Wells Fargo Advantage VT Small Cap Value Fund – Class 2 (07/16/2010)
Accumulation unit value at beginning of period	$1.25	$1.11	$1.22	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.42	$1.25	$1.11	$1.22	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	390	435	532	655	—	—	—	—	—	—

Wells Fargo Advantage VT Total Return Bond Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.86	$1.78	$1.67	$1.58	$1.43	$1.42	$1.35	$1.32	$1.31	$1.28
Accumulation unit value at end of period	$1.79	$1.86	$1.78	$1.67	$1.58	$1.43	$1.42	$1.35	$1.32	$1.31
Number of accumulation units outstanding at end of period (000 omitted)	1,315	1,602	1,785	2,234	2,406	2,685	3,965	5,543	2,193	622

Variable account charges of 1.80% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$0.96	$0.98	$0.99	$1.01	$1.03	$1.03	$1.00	$0.97	$0.96	$0.97
Accumulation unit value at end of period	$0.94	$0.96	$0.98	$0.99	$1.01	$1.03	$1.03	$1.00	$0.97	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	272	410	653	834	1,528	1,406	472	174	48	24

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.34	$1.27	$1.21	$1.14	$1.01	$1.10	$1.07	$1.04	$1.04	$1.01
Accumulation unit value at end of period	$1.29	$1.34	$1.27	$1.21	$1.14	$1.01	$1.10	$1.07	$1.04	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	130	167	149	178	2,034	1,850	1,965	638	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.55	$1.39	$1.49	$1.29	$1.03	$1.77	$1.67	$1.42	$1.27	$1.10
Accumulation unit value at end of period	$1.93	$1.55	$1.39	$1.49	$1.29	$1.03	$1.77	$1.67	$1.42	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	414	545	634	679	1,821	1,767	1,539	1,423	623	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (03/03/2003)
Accumulation unit value at beginning of period	$1.50	$1.34	$1.29	$1.12	$0.92	$1.62	$1.60	$1.42	$1.36	$1.31
Accumulation unit value at end of period	$1.96	$1.50	$1.34	$1.29	$1.12	$0.92	$1.62	$1.60	$1.42	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	339	445	540	619	709	709	647	681	810	502

Fidelity® VIP Mid Cap Portfolio Service Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$2.17	$1.93	$2.21	$1.75	$1.27	$2.15	$1.90	$1.72	$1.48	$1.21
Accumulation unit value at end of period	$2.90	$2.17	$1.93	$2.21	$1.75	$1.27	$2.15	$1.90	$1.72	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	107	137	159	168	420	542	458	374	196	54

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.39	$1.23	$1.27	$1.16	$0.94	$1.52	$1.50	$1.29	$1.19	$1.07
Accumulation unit value at end of period	$1.75	$1.39	$1.23	$1.27	$1.16	$0.94	$1.52	$1.50	$1.29	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	9	9	8	31	31	47	94	154	—	138

Invesco V.I. Value Opportunities Fund, Series II Shares (07/31/2002)
Accumulation unit value at beginning of period	$1.22	$1.06	$1.11	$1.06	$0.73	$1.55	$1.55	$1.40	$1.35	$1.24
Accumulation unit value at end of period	$1.60	$1.22	$1.06	$1.11	$1.06	$0.73	$1.55	$1.55	$1.40	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	26	32	37	37	37	51	38	52	63	48

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (07/31/2002)
Accumulation unit value at beginning of period	$2.03	$1.76	$1.83	$1.52	$1.13	$1.85	$1.91	$1.70	$1.58	$1.35
Accumulation unit value at end of period	$2.80	$2.03	$1.76	$1.83	$1.52	$1.13	$1.85	$1.91	$1.70	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	16	17	19	—

Putnam VT International Equity Fund – Class IB Shares (03/01/2002)
Accumulation unit value at beginning of period	$1.26	$1.05	$1.29	$1.19	$0.98	$1.77	$1.67	$1.33	$1.20	$1.06
Accumulation unit value at end of period	$1.59	$1.26	$1.05	$1.29	$1.19	$0.98	$1.77	$1.67	$1.33	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	12	12	12	12	12	12	12	12	14	14

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (07/31/2002)
Accumulation unit value at beginning of period	$2.01	$1.81	$1.92	$1.57	$1.17	$1.75	$1.87	$1.58	$1.52	$1.29
Accumulation unit value at end of period	$2.67	$2.01	$1.81	$1.92	$1.57	$1.17	$1.75	$1.87	$1.58	$1.52
Number of accumulation units outstanding at end of period (000 omitted)	322	436	509	542	656	739	794	763	746	325

 54  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Wells Fargo Advantage VT International Equity Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$1.53	$1.37	$1.60	$1.40	$1.24	$2.15	$1.91	$1.58	$1.39	$1.19
Accumulation unit value at end of period	$1.79	$1.53	$1.37	$1.60	$1.40	$1.24	$2.15	$1.91	$1.58	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	6	8	8	8	21	19	25	31	25	—

Wells Fargo Advantage VT Omega Growth Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$2.08	$1.76	$1.89	$1.61	$1.14	$1.60	$1.46	$1.41	$1.38	$1.32
Accumulation unit value at end of period	$2.85	$2.08	$1.76	$1.89	$1.61	$1.14	$1.60	$1.46	$1.41	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	303	426	503	552	6	8	23	32	31	2

Wells Fargo Advantage VT Opportunity Fund – Class 2 (08/26/2011)
Accumulation unit value at beginning of period	$1.19	$1.05	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.52	$1.19	$1.05	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8	10	11	—	—	—	—	—	—	—

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2 (03/03/2003)
Accumulation unit value at beginning of period	$2.50	$2.36	$2.52	$2.02	$1.35	$2.34	$2.10	$1.74	$1.67	$1.49
Accumulation unit value at end of period	$3.68	$2.50	$2.36	$2.52	$2.02	$1.35	$2.34	$2.10	$1.74	$1.67
Number of accumulation units outstanding at end of period (000 omitted)	3	4	4	5	4	5	4	5	5	5

Wells Fargo Advantage VT Small Cap Value Fund – Class 2 (07/16/2010)
Accumulation unit value at beginning of period	$1.24	$1.11	$1.22	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.40	$1.24	$1.11	$1.22	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wells Fargo Advantage VT Total Return Bond Fund – Class 2 (03/03/2003)
Accumulation unit value at beginning of period	$1.42	$1.37	$1.28	$1.22	$1.11	$1.10	$1.06	$1.04	$1.04	$1.01
Accumulation unit value at end of period	$1.36	$1.42	$1.37	$1.28	$1.22	$1.11	$1.10	$1.06	$1.04	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	328	381	428	483	660	649	1,137	1,856	658	206

EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 55

Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts	p. 3

Rating Agencies	p. 4

Revenues Received During Calendar Year 2013	p. 4

Principal Underwriter	p. 5

Independent Registered Public Accounting Firm	p. 5

Condensed Financial Information (Unaudited)	p. 6

Financial Statements

 56  EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS

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EVERGREEN PRIVILEGE VARIABLE ANNUITY — PROSPECTUS 57

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-333-3437

RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.

©2008-2014 RiverSource Life Insurance Company. All rights reserved.
45277 R (5/14)

Prospectus

May 1, 2014

RiverSource®

AccessChoice Select Variable Annuity

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM COMBINATION FIXED/DEFERRED
VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM COMBINATION FIXED/DEFERRED
VARIABLE ANNUITY

Issued by:	RiverSource Life Insurance Company (RiverSource Life)

829 Ameriprise Financial Center
Minneapolis, MN 55474
Telephone: 1-800-333-3437
(Corporate Office)
RiverSource Variable Annuity Account/RiverSource MVA Account

New contracts are not currently being offered.

This prospectus contains information that you should know before investing in AccessChoice Select Variable Annuity Contract Option L and Contract Option C. The information in this prospectus applies to both contracts unless stated otherwise.

Prospectuses are also available for:

AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century® Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Columbia Funds Variable Series Trust II
Credit Suisse Trust
Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity® Variable Insurance Products Service Class 2
Franklin® Templeton® Variable Insurance Products
  Trust (FTVIPT) – Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Invesco Variable Insurance Funds
Janus Aspen Series: Series Shares
Legg Mason Partners Variable Equity Trust
MFS® Variable Insurance Trustsm – Service Class
Morgan Stanley UIF
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Insurance Trust (VIT)
Putnam Variable Trust – Class IB Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity’s features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm’s ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional’s ability to offer you the contract and/or optional riders described in this prospectus.

 2  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.

Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract before we deduct any applicable charges.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed account: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.

Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 3

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

•	Roth IRAs including inherited Roth IRAs under Section 408A of the Code

•	Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

•	Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered nonqualified annuities.

Retirement date: The date when annuity payouts are scheduled to begin.

Rider effective date: The date a rider becomes effective as stated in the rider.

RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

 4  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

The Contract in Brief

This prospectus describes two contracts. Each contract has different expenses. Contract Option L has lower expenses than Contract Option C. Contract Option L has a four-year withdrawal charge schedule that applies to each purchase payment you make. Contract Option C eliminates the purchase payment withdrawal charge schedule, but has a higher mortality and expense risk fee than Contract Option L. Currently, both contracts(1) include the option to purchase a living benefit rider. Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract.

(1)	Living benefit riders were not available on Contract Option C prior to Jan. 26, 2009, but were available on Contract Option C prior to May 1, 2007.

Purpose: These contracts allow you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account (if part of your contract), the DCA fixed account (if part of your contract), GPAs and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. You may be able to purchase an optional benefit to reduce the investment risk you assume. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

Buying a contract: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See “Buying Your Contract”).
It may have not been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (“IRS”) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes-1035 Exchanges”.)

Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

Accounts: Generally, you may allocate your purchase payments among the:

•	subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See “The Variable Account and the Funds”).

•	GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. Some states restrict the amount you can allocate to these accounts. The required minimum investment in a GPA is $1,000. (See “The Guarantee Period Accounts (GPAs)”).

•	the one-year fixed account (if part of your contract), which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see “Buying Your Contract” and “Transfer policies”). (See “The Fixed Account”).

•	DCA fixed account, if part of your contract, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See “DCA Fixed Account”).

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 5

Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See “Making the Most of Your Contract — Transferring Among Accounts”).

Withdrawals: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty that may apply if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See “Withdrawals”)

Optional benefits: You can buy additional benefits with your contract. We offer optional death benefits. We offer optional living benefits, including: a guaranteed contract value on a future date (“Accumulation Protector Benefit Rider”) and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person (SecureSource – Single Life) or the lifetime of you and your spouse (SecureSource – Joint Life) (“SecureSource Riders”). Optional living benefits require investing in approved investment options which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year. We previously offered other optional living benefits under both Contract Option L and Contract Option C. Optional benefits vary by state and may have eligibility requirements. (See “Optional Benefits — Optional Living Benefits”).

Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See “Benefits in Case of Death”).

Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (See “The Annuity Payout Period”).

 6  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Expense Summary

The following tables describe the fees and expenses that you will pay when buying, owning and making a withdrawal from the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract or make a withdrawal from the contract. State premium taxes also may be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal charge

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either contract Option L or Option C at the time of application. Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than Option L.

Contract Option L
years from purchase payment receipt*	Withdrawal charge percentage

1-2	8%

3	7

4	6

Thereafter	0

*	According to our current administrative practice, for the purpose of withdrawal charge calculation, we consider that the year is completed one day prior to the contract anniversary.

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You must choose either contract Option L or Option C and one of the death benefit guarantees. The combination you choose determines the mortality and expense risk fee you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.

	Total mortality and	Variable account	Total variable
If you select contract Option L and:	expense risk fee	administrative charge	account expense

Return of Purchase Payment (ROP) Death Benefit	1.55%	0.15%	1.70%

Maximum Anniversary Value (MAV) Death Benefit	1.75	0.15	1.90

5% Accumulation Death Benefit	1.90	0.15	2.05

Enhanced Death Benefit	1.95	0.15	2.10

If you select contract Option C and:

ROP Death Benefit	1.65%	0.15%	1.80%

MAV Death Benefit	1.85	0.15	2.00

5% Accumulation Death Benefit	2.00	0.15	2.15

Enhanced Death Benefit	2.05	0.15	2.20

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 7

OTHER ANNUAL EXPENSES

Annual contract administrative charge	$40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

Optional Death Benefits
If eligible, you may have selected an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you have selected one of these benefits.

Benefit Protector® Death Benefit rider fee	0.25%

Benefit Protector® Plus Death Benefit rider fee	0.40%

(As a percentage of the contract value charged annually on the contract anniversary.)

Optional Living Benefits
If eligible, you may have selected one of the following optional living benefits if available in your state. The fees apply only if you have selected one of these benefits. Investment allocation restrictions apply.

Accumulation Protector Benefit® rider fee

For applications signed:	Initial annual rider fee	Maximum annual rider fee

prior to Jan. 26, 2009	0.55%	1.75%

Jan. 26, 2009 – May 31, 2009	0.80%	1.75%

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

Current rider fees for elective step up or elective spousal continuation step up are shown in the table below.

		Current annual rider fee for	Current annual rider fee for
		elective step ups on or after	elective step ups on or after
		4/29/13 if invested in a	11/18/13 if invested in a
	Current annual rider fee for	Portfolio Navigator fund	Portfolio Stabilizer fund
For applications signed:	elective step ups before 4/29/13	at the time of step up	at the time of step up

prior to Jan. 26, 2009	0.55%	1.75%	1.30%

Jan. 26, 2009 – May 31, 2009	0.80%	1.75%	1.30%

SecureSource® rider fees

Application signed date	Initial annual rider fee(1)	Maximum annual rider fee

5/1/2007 – 5/31/2008, Single Life	0.65%	1.50%

5/1/2007 – 5/31/2008, Joint Life	0.85%	1.75%

6/1/2008 – 1/25/2009, Single Life	0.75%	1.50%

6/1/2008 – 1/25/2009, Joint Life	0.95%	1.75%

1/26/2009 and later, Single Life	1.10%	2.00%

1/26/2009 and later, Joint Life	1.40%	2.50%

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

(1)	Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up, or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

		Portfolio Navigator funds
			Variable		Variable
		Variable	Portfolio –	Variable	Portfolio –	Variable
		Portfolio –	Moderately	Portfolio –	Moderately	Portfolio –
		Conservative	Conservative	Moderate	Aggressive	Aggressive
	All Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Stabilizer	(Class 2),	(Class 2),	(Class 2),	(Class 2),	(Class 2),
Application signed date	funds	(Class 4)	(Class 4)	(Class 4)	(Class 4)	(Class 4)

5/1/2007 – 5/31/2008, Single Life	0.65%	0.75%	0.75%	0.75%	0.90%	1.00%

5/1/2007 – 5/31/2008, Joint Life	0.85%	0.95%	0.95%	0.95%	1.10%	1.20%

6/1/2008 – 1/25/2009, Single Life	0.75%	0.85%	0.85%	0.85%	1.00%	1.10%

6/1/2008 – 1/25/2009, Joint Life	0.95%	1.05%	1.05%	1.05%	1.20%	1.30%

1/26/2009 and later, Single Life	1.10%	1.10%	1.10%	1.10%	1.20%	1.30%

1/26/2009 and later, Joint Life	1.40%	1.40%	1.40%	1.40%	1.50%	1.60%

 8  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Guarantor Withdrawal Benefit for Life® rider fee	Maximum: 1.50%	Initial: 0.65%(2)

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

Guarantor® Withdrawal Benefit rider fee	Maximum: 1.50%	Initial: 0.55%(3)

(As a percentage of contract value charged annually on the contract anniversary.)

Income Assurer Benefit® – MAV rider fee	Maximum: 1.50%	Current: 0.30%(4)

Income Assurer Benefit® – 5% Accumulation Benefit Base rider fee	Maximum: 1.75%	Current: 0.60%(4)

Income Assurer Benefit® – Greater of MAV or 5% Accumulation Benefit Base rider fee	Maximum: 2.00%	Current: 0.65%(4)

(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(2)	Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund Name	Current Fee as of 12/18/13

Portfolio Stabilizer funds	0.65%

Portfolio Navigator funds:

Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.95%

Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.10%

(3)	Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund Name	Current Fee as of 12/18/13

Portfolio Stabilizer funds	0.55%

Portfolio Navigator funds:

Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.85%

Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.00%

(4)	For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV — 0.55%, Income Assurer Benefit — 5% Accumulation Benefit Base — 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base — 0.75%.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 9

ANNUAL OPERATING EXPENSES OF THE FUNDS
The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the contract. These operating expenses are for the fiscal year ended Dec. 31, 2013, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the total operating expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Minimum and maximum annual operating expenses for the funds

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)

	Minimum	Maximum

Total expenses before fee waivers and/or expense reimbursements	0.44%	1.69%

(1)	Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund’s affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund’s distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)	0.55%	0.25%	0.10%	—%	0.90%

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	0.75	0.25	0.23	—	1.23

AllianceBernstein VPS Growth and Income Portfolio (Class B)	0.55	0.25	0.05	—	0.85

AllianceBernstein VPS International Value Portfolio (Class B)	0.75	0.25	0.07	—	1.07

American Century VP Inflation Protection, Class II	0.46	0.25	0.01	—	0.72

American Century VP Mid Cap Value, Class II	0.90	0.25	0.01	—	1.16

American Century VP Ultra®, Class II	0.90	0.25	0.01	—	1.16

American Century VP Value, Class II	0.87	0.25	—	—	1.12

ClearBridge Variable Small Cap Growth Portfolio – Class I	0.75	—	0.08	—	0.83

Columbia Variable Portfolio – Cash Management Fund (Class 3)	0.33	0.13	0.15	—	0.61

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	0.41	0.13	0.14	—	0.68

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	0.56	0.13	0.14	—	0.83

Columbia Variable Portfolio – Emerging Markets Fund (Class 3)	1.07	0.13	0.23	—	1.43

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	0.58	0.13	0.18	—	0.89

Columbia Variable Portfolio – Income Opportunities Fund (Class 2)	0.57	0.25	0.15	—	0.97

Columbia Variable Portfolio – Income Opportunities Fund (Class 3)	0.57	0.13	0.15	—	0.85

Columbia Variable Portfolio – International Opportunity Fund (Class 3)	0.79	0.13	0.21	—	1.13

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	0.68	0.13	0.13	—	0.94

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	0.64	0.13	0.15	—	0.92

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2)	0.20	0.25	0.46	0.47	1.38	(1)

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)	0.20	0.25	0.20	0.52	1.17	(1)

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2)	0.20	0.25	0.08	0.60	1.13	(1)

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)	0.19	0.25	0.06	0.54	1.04

Columbia Variable Portfolio – Marsico Growth Fund (Class 1)	0.71	—	0.17	—	0.88	(2),(3)

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2)	0.79	0.25	0.25	—	1.29	(2),(3)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	0.76	0.13	0.14	—	1.03

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3)	0.74	0.13	0.14	—	1.01

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)	0.10	0.13	0.21	—	0.44

 10  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Total annual operating expenses for each fund* (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

Columbia Variable Portfolio – Small Cap Value Fund (Class 2)	0.79%	0.25%	0.19%	—%	1.23%

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)	0.36	0.13	0.13	—	0.62

Credit Suisse Trust – Commodity Return Strategy Portfolio	0.50	0.25	0.58	—	1.33	(4)

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares	0.75	0.25	0.11	—	1.11

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares	0.75	0.25	0.06	—	1.06

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares	0.75	0.25	0.36	—	1.36

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares	1.00	0.25	0.25	—	1.50

Eaton Vance VT Floating-Rate Income Fund	0.58	0.50	0.08	—	1.16

Fidelity® VIP Contrafund® Portfolio Service Class 2	0.55	0.25	0.09	—	0.89

Fidelity® VIP Growth Portfolio Service Class 2	0.55	0.25	0.11	—	0.91

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2	0.31	0.25	0.11	—	0.67

Fidelity® VIP Mid Cap Portfolio Service Class 2	0.55	0.25	0.09	—	0.89

Fidelity® VIP Overseas Portfolio Service Class 2	0.70	0.25	0.14	—	1.09

FTVIPT Franklin Income VIP Fund – Class 2**	0.45	0.25	0.02	—	0.72

FTVIPT Franklin Mutual Shares VIP Fund – Class 2**	0.60	0.25	0.11	—	0.96

FTVIPT Franklin Rising Dividends VIP Fund – Class 2**	0.60	0.25	0.01	—	0.86

FTVIPT Franklin Small-Mid Cap Growth VIP Fund – Class 2**	0.77	0.25	0.03	—	1.05	(5)

FTVIPT Templeton Global Bond VIP Fund – Class 2**	0.46	0.25	0.05	—	0.76

FTVIPT Templeton Growth VIP Fund – Class 2**	0.75	0.25	0.03	—	1.03

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	0.80	—	0.06	—	0.86	(6)

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares**	0.62	—	0.09	—	0.71	(7)

Invesco V.I. American Franchise Fund, Series II Shares	0.67	0.25	0.29	—	1.21

Invesco V.I. Comstock Fund, Series II Shares	0.56	0.25	0.28	—	1.09	(8)

Invesco V.I. Global Health Care Fund, Series II Shares	0.75	0.25	0.35	0.01	1.36	(9)

Invesco V.I. International Growth Fund, Series II Shares	0.71	0.25	0.31	0.01	1.28	(9)

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares	0.73	0.25	0.31	0.03	1.32	(9)

Invesco V.I. Mid Cap Growth Fund, Series II Shares	0.75	0.25	0.33	—	1.33

Invesco V.I. Value Opportunities Fund, Series II Shares	0.70	0.25	0.32	0.01	1.28	(9)

Janus Aspen Series Janus Portfolio: Service Shares	0.49	0.25	0.05	—	0.79

MFS® New Discovery Series – Service Class	0.90	0.25	0.06	—	1.21

MFS® Total Return Series – Service Class	0.75	0.25	0.04	—	1.04	(10)

MFS® Utilities Series – Service Class	0.73	0.25	0.07	—	1.05

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares	0.85	0.35	0.49	—	1.69	(11)

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares	0.75	0.35	0.34	—	1.44	(11)

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares	0.80	0.35	0.30	—	1.45	(12)

Oppenheimer Capital Appreciation Fund/VA, Service Shares	0.69	0.25	0.12	—	1.06	(13)

Oppenheimer Global Fund/VA, Service Shares	0.63	0.25	0.14	—	1.02

Oppenheimer Global Strategic Income Fund/VA, Service Shares	0.57	0.25	0.17	—	0.99	(14)

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	0.68	0.25	0.13	—	1.06	(15)

PIMCO VIT All Asset Portfolio, Advisor Class	0.43	0.25	—	0.76	1.44	(16)

Putnam VT Global Health Care Fund – Class IB Shares	0.63	0.25	0.19	—	1.07

Putnam VT International Equity Fund – Class IB Shares	0.70	0.25	0.19	—	1.14

Putnam VT Multi-Cap Growth Fund – Class IB Shares	0.56	0.25	0.16	—	0.97

Putnam VT Small Cap Value Fund – Class IB Shares	0.63	0.25	0.18	0.22	1.28

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 11

Total annual operating expenses for each fund* (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

Variable Portfolio – Aggressive Portfolio (Class 2)	—%	0.25%	0.03%	0.80%	1.08%

Variable Portfolio – Aggressive Portfolio (Class 4)	—	0.25	0.03	0.80	1.08

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3)	0.42	0.13	0.14	—	0.69

Variable Portfolio – Conservative Portfolio (Class 2)	—	0.25	0.03	0.60	0.88

Variable Portfolio – Conservative Portfolio (Class 4)	—	0.25	0.03	0.60	0.88

Variable Portfolio – Moderate Portfolio (Class 2)	—	0.25	0.02	0.72	0.99

Variable Portfolio – Moderate Portfolio (Class 4)	—	0.25	0.02	0.72	0.99

Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	—	0.25	0.02	0.76	1.03

Variable Portfolio – Moderately Aggressive Portfolio (Class 4)	—	0.25	0.02	0.76	1.03

Variable Portfolio – Moderately Conservative Portfolio (Class 2)	—	0.25	0.02	0.67	0.94

Variable Portfolio – Moderately Conservative Portfolio (Class 4)	—	0.25	0.02	0.67	0.94

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	0.91	0.13	0.14	0.01	1.19

Variable Portfolio – Sit Dividend Growth Fund (Class 3)	0.71	0.13	0.13	0.05	1.02

Variable Portfolio – Victory Established Value Fund (Class 3)	0.77	0.13	0.12	—	1.02

Wanger International	0.90	—	0.17	—	1.07

Wanger USA	0.86	—	0.10	—	0.96

*	The Funds provided the information on their expenses and we have not independently verified the information.

**	The previous fund names can be found in “The Variable Account and the Funds” section of the prospectus.

***	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes and extraordinary expenses) until April 30, 2015, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.10% for Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2), 1.10% for Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) and 1.10% for Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2).

(2)	Management fees have been restated to reflect contractual changes to the investment management fee rates.

(3)	Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.

(4)	Credit Suisse Trust (the Trust) and Credit Suisse Asset Management, LLC (Credit Suisse) have entered into a written contract limiting operating expenses (excluding certain expenses as described below) to 1.05% of the portfolio’s average daily net assets at least through November 15, 2015. The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause the portfolio to exceed the expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before November 15, 2015.

(5)	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the fund’s investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under “Management” in the fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

(6)	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.77% of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. After fee waivers and reimbursements, net expenses would be 0.83%.

(7)	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) equal on an annualized basis to 0.004% of the Fund’s average daily net assets through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund. In addition, Goldman, Sachs & Co. (“Goldman Sachs”) has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares through at least April 30, 2015, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. After fee waivers and reimbursements, net expenses would be 0.65%.

(8)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series II shares to 1.03% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

(9)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing acquired fund fees and expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated

 12  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

during its term. After fee waivers, net expenses would be 1.35% for Invesco V.I. Global Health Care Fund, Series II Shares, 1.27% for Invesco V.I. International Growth Fund, Series II Shares, 1.29% for Invesco V.I. Mid Cap Core Equity Fund, Series II Shares and 1.27% for Invesco V.I. Value Opportunities Fund, Series II Shares.

(10)	Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.70% of the fund’s average daily net assets annually of the first $1 billion, 0.65% of the fund’s average daily net assets annually in excess of $1 billion to $2.5 billion, and 0.60% of the fund’s average daily net assets annually in excess of $2.5 billion to $5 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least August 31, 2016. After fee waivers, net expenses would be 0.96%.

(11)	The Portfolios’ Adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.40% for Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares and 1.15% for Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares. In addition, the Portfolio’s Distributor, Morgan Stanley Distribution Inc., has agreed to waive 0.10% for Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares and 0.25% for Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares of the 0.35% 12b-1 fee that it may receive. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

(12)	The Portfolios’ Distributor, Morgan Stanley Distribution Inc., has agreed to waive 0.10% of the 0.35% 12b-1 fee that it may receive. This fee waiver will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. acts to discontinue all or a portion of such waiver when it deems that such action is appropriate. After fee waivers, net expenses would be 1.35%.

(13)	The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to an annual rate of 1.05% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

(14)	The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn until one year from the date of the Fund’s prospectus, unless approved by the Board. After fee waivers and/or reimbursements, net expenses would be 0.97%.

(15)	The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to an annual rate of 1.05% as calculated on the daily net assets of the Fund. The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

(16)	PIMCO has contractually agreed, through May 1, 2015, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above. After fee waivers, net expenses would be 1.32%.

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges(1), variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.

CONTRACT OPTION L AND CONTRACT OPTION C
Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of the funds* available with living benefit riders and before fee waivers and/or expense reimbursements. They assume that you select the MAV Death Benefit, the SecureSource – Joint Life rider and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

*	Note: Certain funds are not available for contracts with living benefit riders and may have higher fund expenses than the rider fee and associated fund expenses shown here.

					If you do not withdraw your contract
	If you withdraw your contract				or if you select an annuity payout plan
	at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L	$1,391	$2,619	$3,278	$6,402	$671	$1,986	$3,278	$6,402

Contract Option C	681	2,015	3,324	6,481	681	2,015	3,324	6,481

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 13

Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:

					If you do not withdraw your contract or
	If you withdraw your contract				if you select an annuity payout plan at
	at the end of the applicable time period:				the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L	$999	$1,473	$1,351	$2,850	$259	$794	$1,351	$2,850

Contract Option C	270	825	1,402	2,952	270	825	1,402	2,952

(1)	In these examples, the contract administrative charge is $40.
(2)	Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

 14  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Condensed Financial Information

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix N.

Financial Statements

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.

The Variable Account and the Funds

Variable Account. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.

We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.

The Funds. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund Name and Management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 15

expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”) or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

•	Revenue we receive from the funds and potential conflicts of interest:

Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.

Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.

A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.

Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the fund. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.

We or our affiliates may receive payments from the 12b-1 fees, transfer fees or investment management fees of the funds. These fees are deducted from the assets of the funds. The amount, type, and manner in which the revenue from these sources is computed vary by fund. This revenue and the amount by which it can vary may create conflicts of interest.

Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.

We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, our affiliated funds comprise the greatest amount and percentage of revenue we derive from payments made by the funds.

The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue. We or our affiliates may also receive revenue which ranges up to 0.04%

 16  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

•	Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

•	Compensating, training and educating investment professionals who sell the contracts.

•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

•	Providing sub-transfer agency and shareholder servicing to contract owners.

•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.

•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

•	Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

•	Subaccounting, transaction processing, recordkeeping and administration.

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser, subadviser, transfer agent or an affiliate of these and assets of the fund’s distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 17

Unless the PN program is in effect or you have selected one of the optional living benefit riders, you may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)	N	Y	Seeks to maximize total return consistent with AllianceBernstein’s determination of reasonable risk.	AllianceBernstein L.P.

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	Y	Y	Seeks long-term growth of capital.	AllianceBernstein L.P.

AllianceBernstein VPS Growth and Income Portfolio (Class B)	Y	Y	Seeks long-term growth of capital.	AllianceBernstein L.P.

AllianceBernstein VPS International Value Portfolio (Class B)	Y	Y	Seeks long-term growth of capital.	AllianceBernstein L.P.

American Century VP Inflation Protection, Class II	N	Y	Seeks long-term total return using a strategy that seeks to protect against U.S. inflation.	American Century Investment Management, Inc.

American Century VP Mid Cap Value, Class II	Y	Y	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

American Century VP Ultra®, Class II	Y	Y	Seeks capital growth.	American Century Investment Management, Inc.

American Century VP Value, Class II	Y	Y	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

ClearBridge Variable Small Cap Growth Portfolio – Class I	Y	Y	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC, adviser; ClearBridge Investments, LLC, sub-adviser. (Western Asset Management Company manages the Fund’s cash and short term investments.)

Columbia Variable Portfolio – Cash Management Fund (Class 3)	Y	Y	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	Y	Y	Seeks high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

 18  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	Y	Y	Seeks high level of current income and, as a secondary goal, steady growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Emerging Markets Fund (Class 3)	Y	Y	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	Y	Y	Seeks high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Income Opportunities Fund (Class 2)	Y	Y	Seeks high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Income Opportunities Fund (Class 3)	Y	Y	Seeks high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – International Opportunity Fund (Class 3)	Y	Y	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, subadviser.

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	Y	Y	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	Y	Y	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (Available only for contracts with living benefit riders)	Y	Y	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (Available only for contracts with living benefit riders)	Y	Y	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 19

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2) (Available only for contracts with living benefit riders)	Y	Y	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (Available only for contracts with living benefit riders)	Y	Y	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Marsico Growth Fund (Class 1)	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Marsico Capital Management, LLC, subadviser.

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2)	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Marsico Capital Management, LLC, subadviser.

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	N	Y	Seeks growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3)	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)	Y	Y	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Small Cap Value Fund (Class 2)	Y	Y	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)	Y	Y	Seeks current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC

Credit Suisse Trust – Commodity Return Strategy Portfolio	Y	Y	The portfolio is designed to achieve positive total return relative to the performance of the Dow Jones-UBS Commodity Index Total Return (“DJ-UBS”).	Credit Suisse Asset Management, LLC

 20  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares	N	Y	Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400 Index.	The Dreyfus Corporation

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares	N	Y	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	The Dreyfus Corporation, adviser; Fayez Sarofim & Co., sub-adviser.

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares	Y	Y	Seeks capital growth.	The Dreyfus Corporation, adviser; Newton Capital Management Limited, sub-adviser

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares	Y	Y	Seeks long-term capital growth.	The Dreyfus Corporation

Eaton Vance VT Floating-Rate Income Fund	Y	Y	Seeks high level of current income.	Eaton Vance Management

Fidelity® VIP Contrafund® Portfolio Service Class 2	Y	Y	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either “growth” stocks or “value” stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Growth Portfolio Service Class 2	N	Y	Seeks to achieve capital appreciation. Normally invests primarily in common stocks. Invests in companies that FMR believes have above-average growth potential (stocks of these companies are often called “growth” stocks). The Fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 21

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Fidelity® VIP Investment Grade Bond Portfolio Service Class 2	Y	Y	Seeks as high level of current income as is consistent with the preservation of capital. Normally invests at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.	Fidelity Management & Research Company (FMR) is the fund’s manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Mid Cap Portfolio Service Class 2	Y	Y	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either “growth” or “value” common stocks or both.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Overseas Portfolio Service Class 2	Y	Y	Seeks long-term growth of capital. Normally invests primarily in common stocks allocating investments across different countries and regions. Normally invests at least 80% of assets in non-U.S. securities.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

FTVIPT Franklin Income VIP Fund – Class 2 (previously FTVIPT Franklin – Income Securities Fund – Class 2)	Y	Y	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (previously FTVIPT – Mutual Shares Securities Fund – Class 2)	N	Y	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC

 22  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
FTVIPT Franklin Rising Dividends VIP Fund – Class 2 (previously FTVIPT Franklin – Rising Dividends Securities Fund – Class 2)	N	Y	Seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies that have paid rising dividends.	Franklin Advisory Services, LLC

FTVIPT Franklin Small-Mid Cap Growth VIP Fund – Class 2 (previously FTVIPT Franklin – Small-Mid Cap Growth Securities Fund – Class 2)	N	Y	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.	Franklin Advisers, Inc.

FTVIPT Templeton Global Bond VIP Fund – Class 2 (previously FTVIPT Templeton Global Bond Securities Fund – Class 2)	Y	Y	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.

FTVIPT Templeton Growth VIP Fund – Class 2 (previously FTVIPT Templeton Growth Securities Fund – Class 2)	Y	Y	Seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.	Templeton Global Advisors Limited

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	Y	Y	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (previously Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares)	Y	Y	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.

Invesco V.I. American Franchise Fund, Series II Shares	Y	Y	Seeks capital growth.	Invesco Advisers, Inc.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 23

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Invesco V.I. Comstock Fund, Series II Shares	Y	Y	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.

Invesco V.I. Global Health Care Fund, Series II Shares	Y	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Invesco V.I. International Growth Fund, Series II Shares	Y	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares	N	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Invesco V.I. Mid Cap Growth Fund, Series II Shares	Y	Y	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Value Opportunities Fund, Series II Shares	N	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Janus Aspen Series Janus Portfolio: Service Shares	Y	Y	Seeks long-term growth of capital.	Janus Capital Management LLC

MFS® New Discovery Series – Service Class	N	Y	Seeks capital appreciation.	MFS® Investment Management

MFS® Total Return Series – Service Class	Y	Y	Seeks total return.	MFS® Investment Management

MFS® Utilities Series – Service Class	Y	Y	Seeks total return.	MFS® Investment Management

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares	Y	Y	Seeks to provide current income and capital appreciation.	Morgan Stanley Investment Management Inc., adviser; Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, subadvisers.

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares	Y	Y	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.

 24  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares	N	Y	Seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.	Morgan Stanley Investment Management Inc.

Oppenheimer Capital Appreciation Fund/VA, Service Shares	Y	Y	Seeks capital appreciation by investing in securities of well-known, established companies.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Global Fund/VA, Service Shares	Y	Y	Seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Global Strategic Income Fund/VA, Service Shares	Y	Y	Seeks a high level of current income principally derived from interest on debt securities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	Y	Y	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

PIMCO VIT All Asset Portfolio, Advisor Class	Y	Y	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)

Putnam VT Global Health Care Fund – Class IB Shares	N	Y	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager

Putnam VT International Equity Fund – Class IB Shares	N	Y	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 25

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Putnam VT Multi-Cap Growth Fund – Class IB Shares	N	Y	Seeks long-term capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Investments Limited, sub-manager

Putnam VT Small Cap Value Fund – Class IB Shares	N	Y	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Investments Limited, sub-manager

Variable Portfolio – Aggressive Portfolio (Class 2)	Y	N	Seeks to provide a high level of total return that is consistent with an aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

 26  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Aggressive Portfolio (Class 4)	Y	N	Seeks to provide a high level of total return that is consistent with an aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3)	Y	Y	Non-diversified fund that seeks total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 27

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Conservative Portfolio (Class 2)	Y	N	Seeks to provide a high level of total return that is consistent with a conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

 28  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Conservative Portfolio (Class 4)	Y	N	Seeks to provide a high level of total return that is consistent with a conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 29

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderate Portfolio (Class 2)	Y	N	Seeks to provide a high level of total return that is consistent with a moderate level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

 30  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderate Portfolio (Class 4)	Y	N	Seeks to provide a high level of total return that is consistent with a moderate level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 31

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	Y	N	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

 32  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderately Aggressive Portfolio (Class 4)	Y	N	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 33

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderately Conservative Portfolio (Class 2)	Y	N	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

 34  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderately Conservative Portfolio (Class 4)	Y	N	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	Y	Y	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Barrow, Hanley, Mewhinney & Strauss, LLC, Denver Investment Advisors LLC, Donald Smith & Co., Inc., River Road Asset Management, LLC and Turner Investments L.P., subadvisers.

Variable Portfolio – Sit Dividend Growth Fund (Class 3)	Y	Y	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Sit Investment Associates, Inc., subadviser.

Variable Portfolio – Victory Established Value Fund (Class 3)	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management, Inc., subadviser.

Wanger International	Y	Y	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 35

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Wanger USA	Y	Y	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC

The Guarantee Period Accounts (GPAs)

The GPAs may not be available in some states.

Currently, unless you have elected one of the optional living benefit riders, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life’s revenues and other expenses. We cannot predict nor can we guarantee what future rates will be.

We hold amounts you allocate to the GPAs in a “nonunitized” separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

•	Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

•	Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies — Standard & Poor’s, Moody’s Investors Service or Fitch — or are rated in the two highest grades by the National Association of Insurance Commissioners;

•	Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

•	Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

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MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account, if available or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under a SecureSource rider or the Guarantor Withdrawal Benefit for Life rider or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as “early withdrawals.” The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

•	transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;

•	automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA will apply if you transfer to a new PN program investment option;

•	amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect;

•	amounts withdrawn for fees and charges; or

•	amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

If your GPA rate is:	The MVA is:

Less than the new GPA rate + 0.10%	Negative

Equal to the new GPA rate + 0.10%	Zero

Greater than the new GPA rate + 0.10%	Positive

For examples, see Appendix A.

The Fixed Account (Applies to contracts with applications signed on or after May 1, 2006 and if available in your state)

Amounts allocated to the fixed account are part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s profits, revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 37

applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account.(1) The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see “Buying Your Contract” and “Making the Most of Your Contract — Transfer policies”).

(1)	For Contract Option C, the one-year fixed account may not be available, or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.

DCA FIXED ACCOUNT
You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:

•	for the DCA fixed account and the one-year fixed account;

•	for the DCA fixed accounts with terms of differing length;

•	for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account if available under your contract;

•	for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

•	for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

•	the DCA fixed account for a six month term;

•	the DCA fixed account for a twelve month term;

•	the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;

•	unless you have elected one of the optional living benefit riders, to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

•	to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase

 38  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

•	to the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;

•	unless you have elected one of the optional living benefit riders, then to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your purchase payment.

If you participate in a PN program and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.

If your contract permits, and you discontinue your participation in a PN program while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Transfer policies”).

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the Portfolio Stabilizer or Portfolio Navigator fund in which you are invested if a living benefit rider is selected, or if no living benefit rider is selected, in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Transfer policies”).

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see “Making the Most of Your Contract — Automated Dollar-Cost Averaging.”

Buying Your Contract

New contracts are not currently being offered. We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. You may buy Contract Option L or Contract Option C. Contract Option L has a four-year withdrawal charge schedule. Contract Option C eliminates the per purchase payment withdrawal charge schedule in exchange for a higher mortality and expense risk fee. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.

You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you could have selected; (if available in your state):

•	contract Option L or Option C;

•	GPAs, the one-year fixed account (if included), the DCA fixed account (if part of your contract) and/or subaccounts in which you want to invest;

•	how you want to make purchase payments;

•	a beneficiary;

•	the optional PN program(1); and

•	one of the following Death Benefits:

– ROP Death Benefit

– MAV Death Benefit

– 5% Accumulation Death Benefit(2)

– Enhanced Death Benefit(2)

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 39

In addition,(3) you also could have selected (if available in your state):

One of the following Optional Living Benefits:

•	Accumulation Protector Benefit rider

•	SecureSource rider

•	Guarantor Withdrawal Benefit for Life rider

•	Guarantor Withdrawal Benefit rider

•	Income Assurer Benefit – MAV rider

•	Income Assurer Benefit – 5% Accumulation Benefit Base rider

•	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base rider

Either of the following Optional Death Benefits:

•	Benefit Protector Death Benefit rider(4)

•	Benefit Protector Plus Death Benefit rider(4)

(1)	There is no additional charge for this feature.
(2)	The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.
(3)	Living benefit riders were not available on Contract Option C prior to Jan. 26, 2009, but were available on Contract Option C prior to May 1, 2007.
(4)	Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit riders.

This contract provides for allocations of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account (if part of your contract) and/or to the subaccounts in even 1% increments subject to the required $1,000 required minimum investment for the GPAs. For Contract Option L, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE
Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities and Roth IRAs, the retirement date must be:

•	no earlier than the 30th day after the contract’s effective date; and

•	no later than the annuitant’s 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

For qualified annuities except Roth IRAs, to comply with IRS regulations, the retirement date generally must be:

•	for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

•	for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

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If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant’s 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1)	Applies to contracts with applications signed on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant’s 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

If you select the SecureSource – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

Minimum initial purchase payment
  $10,000

Minimum additional purchase payments
  $50 for SIPs

  $100 for all other payment types

Maximum total purchase payments*
  $1,000,000

*	This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.

Effective Jan. 26, 2009, no additional purchase payments are allowed for contracts with the Guarantor Withdrawal Benefit rider, Enhanced Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders, subject to state restrictions.

For contracts issued in all states except those listed below certain exceptions apply and the following additional purchase payments will be allowed on/after Jan. 26, 2009:

a.	Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

b.	Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts except TSAs and 401(a)s. This annual limit applies to IRAs, Roth IRAs, and SEP plans.

For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

We reserve the right to change these current rules at any time, subject to state restrictions.

HOW TO MAKE PURCHASE PAYMENTS

 1 By letter

Send your check along with your name and contract number to:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

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 2 By SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

Charges

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.

The contract (either Option L or Option C) and the death benefit guarantee you select determines the mortality and expense risk fee you pay:

	Contract	Contract
	Option L	Option C

ROP Death Benefit	1.55%	1.65%

MAV Death Benefit	1.75	1.85

5% Accumulation Death Benefit	1.90	2.00

Enhanced Death Benefit	1.95	2.05

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

•	then, if necessary, the funds redeem shares to cover any remaining fees payable.

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We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L will cover sales and distribution expenses.

WITHDRAWAL CHARGE
You select either contract Option L or Option C at the time of application. Contract Option C has no purchase payment withdrawal charge schedule but carries a higher mortality and expense risk fee than contract Option L.

If you select contract Option L and you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge schedule applies to each purchase payment you make. The withdrawal charge lasts for four years from the date of each purchase payment (see “Expense Summary”).

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:

Contract without SecureSource rider, Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider

The TFA is the greater of:

•	10% of the contract value on the prior contract anniversary(1); or

•	current contract earnings.

Contract with SecureSource rider or Guarantor Withdrawal Benefit for Life rider

The TFA is the greatest of:

•	10% of the contract value on the prior contract anniversary(1);

•	current contract earnings; or

•	the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.

Contract with Guarantor Withdrawal Benefit rider

The TFA is the greatest of:

•	10% of the contract value on the prior contract anniversary(1);

•	current contract earnings; or

•	the Remaining Benefit Payment.

(1)	We consider your initial purchase payment to be the prior contract anniversary’s contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1.	We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2.	We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this “first-in, first-out” rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

Example: Each time you make a purchase payment under the contract Option L, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (The withdrawal charge percentages for the 4-Year withdrawal charge schedule are shown in a table in the “Expense Summary” above.) For example, if you select contract Option L, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see “Expense Summary”), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 43

the guarantee period accounts may also be subject to a market value adjustment (see “Guarantee Period Accounts — Market Value Adjustment”). We pay you the amount you request.

The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.

For an example, see Appendix B.

Waiver of withdrawal charges for contract Option L
We do not assess withdrawal charges for:

•	withdrawals of any contract earnings;

•	withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

•	if you elected the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider, the greater of your contract’s Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

•	if you elected the Guarantor Withdrawal Benefit rider, your contract’s Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

•	required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;

•	contracts settled using an annuity payout plan (Exception: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. This exception also applies to contract Option C.)

•	withdrawals made as a result of one of the “Contingent events” described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and

•	death benefits.

Contingent events

•	Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

•	To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See “Annual Operating Expenses of the Funds.”)

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

 44  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

OPTIONAL LIVING BENEFITS CHARGES

ACCUMULATION PROTECTOR BENEFIT RIDER FEE
We deduct an annual charge from your contract value on your contract anniversary for this optional benefit only if you select it. The charge is percentage of the greater of your contract value or the minimum contract accumulation value. See table below for the applicable percentage. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge.

The Accumulation Protector Benefit rider fee will not exceed a maximum of 1.75%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee.

We exercised our right to increase the rider fee upon elective step up or elective spousal continuation step up and vary the fee depending on whether your contract value is invested in one of the Portfolio Navigator or Portfolio Stabilizer funds at the time of the elective step up or spousal continuation step up. You will pay the fee that is in effect on the valuation date we receive your written request to step up. Currently, we waive our right to increase the fee for investment option changes. There is no assurance that we will not exercise our right in the future.

If you request an elective step up or the elective spousal continuation step up on or after Nov. 18, 2013, the fee that will apply to your rider will correspond to the fund in which you are invested at that time, as shown in the table below.

		Current annual rider fee for elective	Current annual rider fee for elective
		step ups on or after 4/29/13	step ups on or after 11/18/13
	Initial annual rider fee	if invested in a Portfolio	if invested in a Portfolio
	and Current annual rider fee for	Navigator fund at	Stabilizer fund at
For applications signed:	elective step ups before 4/29/13	the time of step up	the time of step up

prior to Jan. 26, 2009	0.55%	1.75%	1.30%

Jan. 26, 2009 – May 31, 2009	0.80%	1.75%	1.30%

If your annual rider fee changes during the contract year, on the next contract anniversary we will calculate an average rider fee that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

Subject to the terms of your contract, we reserve the right to further increase the rider fees to the maximum limit provided by your rider and to vary the rider fees based on the fund you select.

The automatic step up option available under your rider will not impact your rider fee.

Please see the “Optional Living Benefits — Accumulation Protector Benefit Rider” section for a full description and rules applicable to elective and automatic step up options under your rider.

The charge does not apply after annuity payouts begin.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 45

SECURESOURCE RIDER FEE
We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:

Application signed date	Initial annual rider fee	Maximum annual rider fee

5/1/2007 – 5/31/2008, Single Life	0.65%	1.50%

5/1/2007 – 5/31/2008, Joint Life	0.85%	1.75%

6/1/2008 – 1/25/2009, Single Life	0.75%	1.50%

6/1/2008 – 1/25/2009, Joint Life	0.95%	1.75%

1/26/2009 and later, Single Life	1.10%	2.00%

1/26/2009 and later, Joint Life	1.40%	2.50%

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect a SecureSource rider, you may not cancel it and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

We may increase the rider fee at our discretion and on a nondiscriminatory basis. However, the rider fee will not exceed the maximum fees as shown in the table above.

We will not change the SecureSource rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:

•	request an elective step up or the elective spousal continuation step up, or

•	move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to,

the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.

If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.

		Portfolio Navigator funds
			Variable		Variable
		Variable	Portfolio –	Variable	Portfolio –	Variable
		Portfolio –	Moderately	Portfolio –	Moderately	Portfolio –
		Conservative	Conservative	Moderate	Aggressive	Aggressive
	All Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Stabilizer	(Class 2),	(Class 2),	(Class 2),	(Class 2),	(Class 2),
Application signed date	funds	(Class 4)	(Class 4)	(Class 4)	(Class 4)	(Class 4)

5/1/2007 – 5/31/2008, Single Life	0.65%	0.75%	0.75%	0.75%	0.90%	1.00%

5/1/2007 – 5/31/2008, Joint Life	0.85%	0.95%	0.95%	0.95%	1.10%	1.20%

6/1/2008 – 1/25/2009, Single Life	0.75%	0.85%	0.85%	0.85%	1.00%	1.10%

6/1/2008 – 1/25/2009, Joint Life	0.95%	1.05%	1.05%	1.05%	1.20%	1.30%

1/26/2009 and later, Single Life	1.10%	1.10%	1.10%	1.10%	1.20%	1.30%

1/26/2009 and later, Joint Life	1.40%	1.40%	1.40%	1.40%	1.50%	1.60%

On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:

1.	Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.

 46  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

2.	Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.

3.	Do not elect a step up. You will not lock in contract gains, but your rider fee will stay the same.

During the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:

1.	to a Portfolio Stabilizer fund;

2.	to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or

3.	to a more aggressive Portfolio Navigator fund.

The step up and lock in of any contract gains will occur as of the date of the transfer described above.

Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.

We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election (if eligible). You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. The Step up and new fee will be effective on the date we receive your request for the step up (Step up date).

For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:

1.	the duration of your window is determined on a calendar day basis;

2.	under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and

3.	if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.

Each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.

Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.

Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.

If you choose the elective step up, the elective spousal continuation step up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix M.

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE
We deduct an annual charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. The initial fee is 0.65%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 47

Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

The Guarantor Withdrawal Benefit for Life rider fee will not exceed a maximum fee of 1.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Guarantor Withdrawal Benefit for Life rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:

•	request an elective step up or the elective spousal continuation step up, or

•	move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to,

the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.

If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.

Fund name	Current fee as of 12/18/13

Portfolio Stabilizer funds	0.65%

Portfolio Navigator funds:

Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.95%

Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.10%

On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:

1.	Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.

2.	Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.

3.	Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.

During the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:

(1)	to a Portfolio Stabilizer fund;

(2)	to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or

(3)	to a more aggressive Portfolio Navigator fund.

The step up and lock in of any contract gains will occur as of the date of the transfer described above.

Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.

 48  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. The step up and new fee will be effective on the date we receive your request for the step up (Step up date). For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:

(1)	the duration of your window is determined on a calendar day basis;

(2)	under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and

(3)	if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.

Each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.

Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.

Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.

If you choose the elective step up, the elective spousal continuation step up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after annuity payouts begin.

For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix N.

GUARANTOR WITHDRAWAL BENEFIT RIDER FEE(1)
This fee information applies to both Rider A and Rider B unless otherwise noted.

We deduct an annual charge based on contract value for this optional feature only if you select it. The initial fee is 0.55%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The Guarantor Withdrawal Benefit rider charge will not exceed a maximum fee of 1.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Guarantor Withdrawal Benefit rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 49

Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested.

Beginning Dec. 18, 2013, if you:

•	request an elective step up or the elective spousal continuation step up, or

•	move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.

If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.

Fund name	Current fee as of 12/18/13

Portfolio Stabilizer funds	0.55%

Portfolio Navigator funds:

Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.85%

Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.00%

On your next contract anniversary after, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:

1.	Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.

2.	Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.

3.	Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.

For the enhanced rider, if during the 30 days following your contract anniversary, your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:

(1)	to a Portfolio Stabilizer fund;

(2)	to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or

(3)	to a more aggressive Portfolio Navigator fund.

For original riders, you must always elect to step up your rider values. The step up and lock in of any contract gains will occur as of the date of the transfer described above.

Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.

We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. The step up and new fee will be effective on the date we receive your request for the step up (Step up date). For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:

(1)	the duration of your window is determined on a calendar day basis;

(2)	under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and

(3)	if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.

 50  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Under the enhanced rider, each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.

Under the original rider, the elective step up will be effective on your contract anniversary and the fee for your rider will be the fee that is in effect on the anniversary.

Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.

Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.

If you choose the annual or spousal continuation elective step up or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the effective date of your step up or investment option change. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after annuity payouts begin.

For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix N.

(1)	See disclosure in Appendix K.

INCOME ASSURER BENEFIT RIDER FEE
We deduct a charge for this optional feature only if you selected it. We determine the charge by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see “Optional Benefits — Income Assurer Benefit Riders”) and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:

	Maximum	Current

Income Assurer Benefit – MAV	1.50%	0.30	%(1)

Income Assurer Benefit – 5% Accumulation Benefit Base	1.75	0.60	(1)

Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base	2.00	0.65	(1)

(1)	For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV — 0.55%, Income Assurer Benefit — 5% Accumulation Benefit Base — 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base — 0.75%.

We deduct the charge from the contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or on the annuitization start date, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program investment option but not to exceed the maximum fees shown above. We cannot change the Income Assurer Benefit fee after the rider effective date, unless you change your PN program investment option after we have exercised our rights to increase the fee and/or charge a separate fee for each PN program investment option. If you choose to change your PN program investment option after we have exercised our rights to increase the rider fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix L.

OPTIONAL DEATH BENEFIT CHARGES

BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE
We deduct a charge for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 51

For the Current Contract, on the annuitization start date and if the contract is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place during the contract year. For the Original Contract, on the annuitization start date and if the contract is terminated for any reason other than death, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place since we last deducted the fee.

We cannot increase this annual charge after the rider effective date.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

Valuing Your Investment

We value your accounts as follows:

GPAs
We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

•	the sum of your purchase payments and transfer amounts allocated to the GPAs;

•	plus interest credited;

•	minus the sum of amounts withdrawn (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

•	minus any prorated portion of the contract administrative charge; and

•	minus the prorated portion of the fee for any of the following optional benefits you have selected:

– Accumulation Protector Benefit rider;

– SecureSource rider;

– Guarantor Withdrawal Benefit for Life rider;

– Guarantor Withdrawal Benefit rider;

– Income Assurer Benefit rider;

– Benefit Protector rider; or

– Benefit Protector Plus rider.

THE FIXED ACCOUNT
The fixed account includes the one-year fixed account if available under your contract, and the DCA fixed account.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

•	the sum of your purchase payments allocated to the one-year fixed account (if included) and the DCA fixed account (if included), and transfer amounts to the one-year fixed account (if included (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account));

•	plus interest credited;

•	minus the sum of amounts withdrawn (including any applicable withdrawal charges for Contract Option L) and amounts transferred out;

•	minus any prorated portion of the contract administrative charge; and

•	minus the prorated portion of the fee for any of the following optional benefits you have selected:

– Accumulation Protector Benefit rider;

– SecureSource rider;

– Guarantor Withdrawal Benefit for Life rider;

– Guarantor Withdrawal Benefit rider;

– Income Assurer Benefit rider;

 52  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

– Benefit Protector rider; or

– Benefit Protector Plus rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

Number of units: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.

The number of accumulation units you own may fluctuate due to:

•	additional purchase payments you allocate to the subaccounts;

•	transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

•	partial withdrawals;

•	withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

•	the contract administrative charge; and

•	the fee for any of the following optional benefits you have selected:

– Accumulation Protector Benefit rider;

– SecureSource rider;

– Guarantor Withdrawal Benefit for Life rider;

– Guarantor Withdrawal Benefit rider;

– Income Assurer Benefit rider;

– Benefit Protector rider; or

– Benefit Protector Plus rider.

Accumulation unit values will fluctuate due to:

•	changes in fund net asset value;

•	fund dividends distributed to the subaccounts;

•	fund capital gains or losses;

•	fund operating expenses; and

•	mortality and expense risk fee and the variable account administrative charge.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 53

Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works

					Number
By investing an equal number			Amount	Accumulation	of units
of dollars each month...		Month	invested	unit value	purchased

		Jan	$100	$20	5.00

		Feb	100	18	5.56

you automatically buy		Mar	100	17	5.88

more units when the	è	Apr	100	15	6.67

per unit market price is low...		May	100	16	6.25

		Jun	100	18	5.56

		Jul	100	17	5.88

and fewer units		Aug	100	19	5.26

when the per unit	è	Sept	100	21	4.76

market price is high.		Oct	100	20	5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the “DCA Fixed Account” and “Portfolio Navigator Program and Portfolio Stabilizer Funds” sections in this prospectus for details.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under the PN program (see “Portfolio Navigator Program and Portfolio Stabilizer Funds” below and “Appendix I — Asset Allocation Program for Contracts with Applications Signed Before May 1, 2006”).

As long as you are not participating in the PN program, asset rebalancing is available for use with the DCA fixed account (see “DCA Fixed Account”) only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount

 54  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR PROGRAM (PN program) and PORTFOLIO STABILIZER FUNDS
Under the PN program for the living benefit riders, your contract value is allocated to a PN program investment option (except as described in the next paragraph). The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”). The PN program is available for both nonqualified and qualified annuities.

The PN program also allows those who participated in a previous version of the PN program and who previously opted out of the transfer of their contract value to Portfolio Navigator funds to remain invested in accordance with a “static” PN program model portfolio investment option that is not subject to updating or reallocation. For more information on the static model portfolios, see “The static model portfolios” below.

You are required to participate in the PN program if your contract includes optional living benefit riders. Prior to November 18, 2013, the program contained Portfolio Navigator funds and the PN program static model portfolios. If your contract does not include one of these riders, you may not participate in the PN program; but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds without being in the PN program. You should review any PN program information, including the prospectus for the funds of funds, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.

Beginning November 18, 2013, if you have selected one of the SecureSource series riders, Guarantor Withdrawal Benefit for Life riders, Guarantor Withdrawal Benefit rider or Accumulation Protector Benefit rider, as an alternative to the Portfolio Navigator funds in the PN program, we have made available to you four new funds, known as Portfolio Stabilizer funds as described in the “Portfolio Stabilizer funds” section below. You may choose to remain invested in your current Portfolio Navigator fund, move to a different Portfolio Navigator fund, or move to a Portfolio Stabilizer fund. Your decision should be made based on your own individual investment objectives and financial situation, and in consultation with your investment professional.

Please note that if you are currently invested in a Portfolio Navigator fund and choose to reallocate your contract value to a Portfolio Stabilizer fund, you will no longer have access to any of the Portfolio Navigator funds, but you may change to any one of the other Portfolio Stabilizer funds, subject to the transfer limits applicable to your rider.

The Portfolio Stabilizer funds. Beginning November 18, 2013, if you have selected one of the SecureSource series riders, Guarantor Withdrawal Benefit for Life riders, Guarantor Withdrawal Benefit rider or Accumulation Protector Benefit rider, the following Portfolio Stabilizer funds will be available to you:

1. Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2)

2. Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)

3. Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)

4. Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2)

Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the Fund’s exposure to equity market volatility. The Portfolio Stabilizer funds are diversified funds that, under normal market conditions, pursue their investment objectives by allocating the Funds’ assets across equity and fixed income/debt asset classes while targeting a particular level of effective equity exposure that varies based on volatility in the equity market. The Portfolio Stabilizer funds invest in a mix of affiliated and unaffiliated mutual funds and, in seeking to manage equity market volatility, employ a tactical allocation strategy of utilizing:

•	derivative transactions (such as credit default swap indexes, futures, swaps, forward rate agreements and options);

•	direct investments in exchange-traded funds (ETFs); and

•	direct investments in fixed-income or debt securities (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures and dollar rolls).

The investments described above as part of the tactical allocation strategy are primarily utilized to adjust (increase or reduce) the Portfolio Stabilizer funds’ exposure to different asset classes and various segments within these asset classes. In general, when Columbia Management, the Funds’ investment manager, determines that equity market volatility is relatively low, it may

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 55

increase the Fund’s effective equity market exposure and decrease the Funds’ effective fixed income/debt exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s effective equity market exposure and, correspondingly, increase the Fund’s effective fixed income/debt exposure.

Changes to underlying fund selections and allocations may be driven by various factors, including the risks and benefits of investing in a particular underlying fund as a means of achieving total return. Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management and the Funds’ board of trustees.

Columbia Management considers the independent analysis of Morningstar Associates, LLC, (Morningstar) an independent investment consultant, with respect to the performance of the underlying funds, the types of investment categories represented by the underlying funds, and the consideration of additional asset classes, or segments within these classes represented by the underlying funds. Columbia Management retains full discretion over the Portfolio Stabilizer funds’ investment activities. Neither Columbia Management nor Morningstar serves as your investment adviser as to the allocation of your contract value to the Portfolio Stabilizer funds.

For additional information about the Portfolio Stabilizer funds’ investment strategies, see the Funds’ prospectuses.

The Portfolio Navigator funds. Each Portfolio Navigator fund is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk, which it seeks to achieve by investing in various underlying funds. Descriptions of each Portfolio Navigator fund’s risk level should be viewed in relation to the risk levels of the other Funds. The Portfolio Navigator funds have relative risk profiles ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach. Columbia Management is the investment adviser of each of the Portfolio Navigator funds, and Columbia Management is the investment adviser of each of the underlying funds in which the Funds invest. Columbia Management will take actions it deems appropriate to position the Portfolio Navigator funds to achieve their investment objectives, including investing in any underlying fund, adding new underlying funds, and altering target allocations as necessary. Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management and the Funds’ boards of trustees.

Below are the target asset allocation ranges (between the relevant asset classes) for each of the Portfolio Navigator funds:

1.	Variable Portfolio – Aggressive Portfolio: 70-85% Equity / 10-25% Fixed Income / 0-5% Cash/Cash Equivalents / 0-10% Alternative Strategies

2.	Variable Portfolio – Moderately Aggressive Portfolio: 55-70% Equity / 25-40% Fixed Income / 0-5% Cash/Cash Equivalents / 0-10% Alternative Strategies

3.	Variable Portfolio – Moderate Portfolio: 40-55% Equity / 40-55% Fixed Income / 0-5% Cash/Cash Equivalents / 0-10% Alternative Strategies

4.	Variable Portfolio – Moderately Conservative Portfolio: 25-40% Equity / 50-65% Fixed Income / 0-10% Cash/Cash Equivalents / 0-10% Alternative Strategies

5.	Variable Portfolio – Conservative Portfolio: 10-25% Equity / 60-75% Fixed Income / 5-15% Cash/Cash Equivalents / 0-10% Alternative Strategies

In managing the Portfolio Navigator funds, Columbia Management considers the independent analysis of Morningstar, an independent investment consultant, on a broad range of aspects relating to the management of the Funds, including but not limited to the performance of the underlying funds. Columbia Management retains full discretion over the Portfolio Navigator funds’ investment activities. Neither Columbia Management nor Morningstar serves as your investment adviser as to the allocation of your contract value to a Portfolio Navigator fund.

For additional information about the Portfolio Navigator funds’ investment strategies, see the Funds’ prospectus.

PN Program static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds and/or any GPAs (if included) in accordance with the allocation percentages stated for the model portfolio. By participating in the PN program through a model portfolio, you have instructed us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

•	no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a fund of funds);

 56  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

•	no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See “Guarantee Period Accounts — Market Value Adjustment.”)

If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors. Your investment professional can help you determine whether your continued investment in a static model portfolio is appropriate for you.

If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the Portfolio Navigator funds/Portfolio Stabilizer funds. If you begin taking income from your contract and have a living benefit rider that requires a move to a certain model portfolio once you begin taking income, you will be transferred to the Portfolio Navigator fund or Portfolio Stabilizer fund that corresponds to that model portfolio.

Investing in the Portfolio Stabilizer Funds and the Portfolio Navigator Funds. You are responsible for determining which investment option is best for you. Currently, there are five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), with risk profiles ranging from conservative to aggressive in relation to one another. There are four Portfolio Stabilizer funds currently available. You may not use more than one Portfolio Stabilizer or Portfolio Navigator fund at a time. If your contract does not have a living benefit rider, you may invest in more than one Portfolio Navigator fund. Your investment professional can help you determine which investment option most closely matches your investing style, based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. There is no guarantee that the investment option you select is appropriate for you based on your investment objectives and/or risk profile. We and Columbia Management are not responsible for your decision to select a certain investment option or your decision to transfer to a different investment option.

If you initially allocate qualifying purchase payments to the DCA fixed account (Original Contract) or Special DCA fixed account (Current Contract), when available (see “The Special DCA Fixed Account” and “DCA Fixed Account”), and you are invested in one of the Portfolio Stabilizer or Portfolio Navigator funds, we will make monthly transfers in accordance with your instructions from the DCA fixed account (Original Contract) or Special DCA fixed account (Current Contract), into the investment option or model portfolio you have chosen.

Before you decide to transfer contract value to one of the Portfolio Stabilizer funds, you and your investment professional should carefully consider the following:

•	Whether the Portfolio Stabilizer fund meets your personal investment objectives and/or risk tolerance.

•	Whether you would like to continue to invest in a Portfolio Navigator fund. If you decide to transfer your contract value to a Portfolio Stabilizer fund, you permanently lose your ability to invest in any of the Portfolio Navigator funds. If you decide to no longer invest your contract value in the Portfolio Stabilizer funds, your only option will be to terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply.

•	Whether the total expenses associated with an investment in a Portfolio Stabilizer fund is appropriate for you. For total expenses associated with the rider, you should consider not only the variation of the rider fee, but also the variation in fees among the various funds. You should also consider your overall investment objective, as well as how total fees and your selected fund’s investment objective may impact the amount of any step up opportunities in the future.

You may request a change to your fund selection (or a transfer from your PN program static model portfolio to either a Portfolio Navigator fund or a Portfolio Stabilizer fund) up to two times per contract year by written request on an authorized form or by another method agreed to by us. However, an initial transfer from a Portfolio Navigator fund to a Portfolio Stabilizer fund will not count toward the limit of two transfers per year. If your contract includes a SecureSource rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see “Market Timing”). If your contract includes the GWB for Life rider or SecureSource rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions. If you decide to annuitize your contract, your rider will terminate and you will no longer have access to the Portfolio Stabilizer funds.

Substitution and modification. We reserve the right to add, remove or substitute funds. We also reserve the right, upon notification to you, to close or restrict any fund. Any change will apply to current allocations and/or to future payments and transfers. If your living benefit rider is terminated, you may remain invested in the Portfolio Stabilizer funds, but you will not be allowed to allocate future purchase payments or make transfers to these funds. Any substitution of funds may be subject to Securities and Exchange Commission approval.

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We reserve the right to change the terms and conditions of the PN program or to change the availability of the investment options upon written notice to you. This includes but is not limited to the right to:

•	limit your choice of investment options based on the amount of your initial purchase payment;

•	cancel required participation in the program after 30 days written notice;

•	substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and

•	discontinue the PN program after 30 days written notice.

Risks and conflicts of interests associated with the Portfolio Navigator funds, Portfolio Stabilizer funds and PN program static model portfolios. An investment in a Fund involves risk. Principal risks associated with an investment in a Portfolio Navigator fund or Portfolio Stabilizer fund may be found in the relevant Fund’s prospectus. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.

Investing in a Portfolio Navigator fund, Portfolio Stabilizer fund or PN program static model portfolio does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting alternative investment options.

For a complete list of the risks associated with investing in the Portfolio Stabilizer funds and the Portfolio Navigator funds, please consult the applicable Fund’s prospectus.

Volatility and Volatility Management Risk with the Portfolio Stabilizer funds. Although the Portfolio Stabilizer funds seek to manage equity market volatility within their respective portfolios, there is no guarantee that the Funds will be successful. Despite each Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the underlying funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. Columbia Management’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and strategies.

Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated in the Fund’s prospectus, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising may also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME.

Accordingly, although an investment in the Portfolio Stabilizer funds may mitigate declines in your contract value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your contract value during periods of positive performance by the equity markets. This may deprive you of some or all of the benefits of increases in equity market values under your contract and could also result in a decrease in your contract value.

Conflicts of interest regarding the Portfolio Stabilizer funds and Portfolio Navigator funds. In providing investment advisory services for the Portfolio Stabilizer funds, the Portfolio Navigator funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. For additional information regarding the conflicts of interest to which Columbia Management may be subject, see the Funds’ prospectuses.

Shares of the Portfolio Navigator funds and Portfolio Stabilizer funds are currently available solely to our contract holders, including where the contract holder has elected a guaranteed benefit rider that requires investment in the Fund. We are an affiliate of Ameriprise Financial, which is the parent company of Columbia Management, the Funds’ investment manager. We have financial obligations to holders of the riders arising from guarantee obligations under such riders, which vary based upon the investment performance of the Fund.

With respect to the Portfolio Stabilizer funds, we expect to benefit financially by offering the Funds, compared to offering other types of funds, in contracts without riders. For example, we expect to reduce our costs to purchase investments associated with contract liabilities tied to the Portfolio Stabilizer funds. We also expect to benefit from the greater liquidity of hedge investments used to meet our obligations under the riders. In addition, we expect to reduce our capital requirements, which represent assets we set aside to back the guarantees offered in our contracts. As described above, we have a financial

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interest in reducing our potential exposure with respect to contract values invested under the riders. This may present a potential conflict of interest with respect to the interests of rider holders (who are required to allocate their contract value to a Portfolio Stabilizer fund). In particular, our interest in reducing volatility within the Portfolio Stabilizer fund’s portfolio may present a potential conflict between it and Columbia Management as the latter seeks to achieve the Fund’s investment objective of total return while seeking to manage the Fund’s exposure to equity market volatility.

In addition, we or our affiliates receive from each of the underlying funds, or their affiliates, compensation including but not limited to expense payments and non-cash compensation as a result of our decision to make such funds available as investment options in which your contract value may be invested. See “The Variable Account and the Funds — Revenue we receive from the funds and potential conflicts of interest”.

Further, although the model portfolios are no longer maintained on an ongoing basis and are not managed by Columbia Management, they may also be subject to the conflicts of interest described above because they allocate contract value to underlying funds which are managed by Columbia Management or its affiliate and for which we may receive compensation. We or our affiliates receive compensation from Columbia Management or its affiliates as a result of our decision to include funds managed by Columbia Management or its affiliates as underlying funds in which your contract value may be invested.

Automatic reallocation after taking withdrawal. If you selected the SecureSource riders, under the rules currently applicable to investments in the Portfolio Navigator funds, your contract value will be automatically reallocated to the Moderate option, Variable Portfolio — Moderate Portfolio once you begin taking withdrawals if the fund you are invested in is more aggressive. By contrast, under the rules applicable to investments in the Portfolio Stabilizer funds, your contract value will not automatically be reallocated to a more conservative investment option after you begin taking withdrawals.

Living benefits requiring participation in the PN program or investing in the Portfolio Stabilizer funds:

•	Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Portfolio Navigator Aggressive investment option, or transfer to the Portfolio Navigator Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply.

•	SecureSource or Guarantor Withdrawal Benefit for Life rider: The SecureSource rider or the Guarantor Withdrawal Benefit for Life rider requires that your contract value be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds, for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Withdrawal charges and tax penalties may apply.

•	Guarantor Withdrawal Benefit rider: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds, for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Withdrawal charges and tax penalties may apply.

Living benefit requiring participation in the PN program:

•	Income Assurer Benefit rider: The Income Assurer Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options. Withdrawal charges and tax penalties may apply.

TRANSFERRING AMONG ACCOUNTS
The transfer rights discussed in this section do not apply if you have selected one of the optional living benefit riders.

You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

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The date your request to transfer will be processed depends on when we receive it:

•	If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

•	If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see “Transfer policies” below.

Transfer policies

•	Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account (if included) at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

•	You may transfer contract values from the one-year fixed account (if included) to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. For Contract Option L, the amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value; transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. For Contract Option C, transfers to the one-year fixed account and transfers out of the one-year fixed account may not be available or may be significantly limited. See your contract for the actual terms of the one-year fixed account you purchased. For both Contract Option L and Contract Option C, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

•	You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Because of these limitations, it may take several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA)”).

•	If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

•	You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See “DCA Fixed Account.”)

•	Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and the DCA fixed account.

Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

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We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

•	diluting the value of an investment in an underlying fund in which a subaccount invests;

•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

•	requiring transfer requests to be submitted only by first-class U.S. mail;

•	not accepting hand-delivered transfer requests or requests made by overnight mail;

•	not accepting telephone or electronic transfer requests;

•	requiring a minimum time period between each transfer;

•	not accepting transfer requests of an agent acting under power of attorney;

•	limiting the dollar amount that you may transfer at any one time;

•	suspending the transfer privilege; or

•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must

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follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:

•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers or withdrawals:  Contract value or entire account balance

*	Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 By automated transfers and automated partial withdrawals

Your investment professional can help you set up automated transfers among your subaccounts, the one-year fixed account or GPAs or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

•	Automated withdrawals may be restricted by applicable law under some contracts.

•	You may not make additional purchase payments if automated partial withdrawals are in effect.

•	If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a DCA fixed account (see “The Fixed Account — DCA Fixed Account” and “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”).

•	Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

•	If you have a SecureSource rider, Guarantor Withdrawal Benefit for Life rider, or Guarantor Withdrawal Benefit rider, you may set up automated partial withdrawals up to the benefit available for withdrawal under the rider.

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Minimum amount
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 By phone

Call:
1-800-333-3437

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers:                           Contract value or entire account balance
Withdrawals:                      $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

Withdrawals

You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges or any applicable optional rider charges (see “Charges”), federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see “Optional Benefits”). Any partial withdrawal request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the withdrawal on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.(1) After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

(1)	If you elected a SecureSource rider, you do not have the option to request from which account to withdraw.

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RECEIVING PAYMENT
By regular or express mail:

•	payable to owner;

•	mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

–	the withdrawal amount includes a purchase payment check that has not cleared;

–	the NYSE is closed, except for normal holiday and weekend closings;

–	trading on the NYSE is restricted, according to SEC rules;

–	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

–	the SEC permits us to delay payment for the protection of security holders.

TSA — Special Provisions

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

–	you are at least age 59 1/2;

–	you are disabled as defined in the Code;

–	you severed employment with the employer who purchased the contract;

–	the distribution is because of your death;

–	the distribution is due to plan termination; or

–	you are a military reservist.

•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”)

•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

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If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit and/or Benefit Protector Plus rider, the rider will terminate upon transfer of ownership of the annuity contract. The SecureSource – Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit, the SecureSource – Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. For the SecureSource and Guarantor Withdrawal Benefit for Life riders, any ownership change that impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the ownership change on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)

Benefits in Case of Death

There are four death benefit options under your contract if you die before the retirement start date while this contract is in force. You must select one of the following death benefits:

•	ROP Death Benefit;

•	MAV Death Benefit;

•	5% Accumulation Death Benefit;

•	Enhanced Death Benefit

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract’s data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges — Mortality and Expense Risk Fee.”)

Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

Here are some terms that are used to describe the death benefits:

Adjusted partial withdrawals (calculated for ROP and MAV Death Benefits)	=	PW × DB CV

PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

DB = the death benefit on the date of (but prior to) the partial withdrawal

CV = contract value on the date of (but prior to) the partial withdrawal

Maximum Anniversary Value (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total purchase payments applied to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% Variable Account floor: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

•	the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

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•	plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

•	minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent purchase payments allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.

5% variable account floor adjusted transfers or adjusted partial withdrawals	=	PWT × VAF SV

PWT	=	the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial withdrawal or transfer from the subaccounts or the DCA fixed account.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts and the DCA fixed account on the date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payments withdrawn or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a)	is the amount of purchase payments in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b)	is the ratio of the amount of contract value transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or the DCA fixed account.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit 5% variable account floor.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:

1.	contract value; or

2.	total purchase payments applied to the contract minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

If available in your state and both you and the annuitant are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not these death benefits are appropriate for your situation.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals; or

3.	the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1.	contract value;

 66  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

2.	total purchase payments applied to the contract minus adjusted partial withdrawals; or

3.	the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals;

3.	the MAV on the date of death; or

4.	the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix C.

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on contract Option L from that point forward unless additional payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The SecureSource – Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit, the SecureSource – Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See “Optional Benefits.”)

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year after your death, or other date as permitted by the IRS; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

Qualified annuities

•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward unless additional payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The SecureSource – Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit, the SecureSource – Single Life, the Guarantor Withdrawal Benefit for Life or the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See “Optional Benefits.”)

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 67

•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year following the year of your death; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

•	Annuity payout plan: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

Optional Benefits

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

OPTIONAL LIVING BENEFITS(1)

ACCUMULATION PROTECTOR BENEFIT RIDER
The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

On the benefit date, if:	Then your Accumulation Protector Benefit rider benefit is:
The Minimum Contract Accumulation Value (defined below) as determined under the Accumulation Protector Benefit rider is greater than your contract value,	The contract value is increased on the benefit date to equal the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the benefit date.
The contract value is equal to or greater than the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider,	Zero; in this case, the Accumulation Protector Benefit rider ends without value and no benefit is payable.

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. Exception: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.

If this rider is available in your state, you may elect the Accumulation Protector Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it, except as described in the “Terminating the Rider” section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. After the waiting period, you have the following options:

•	Continue your contract;

(1) Effective Jan. 26, 2009, optional living benefits were available under Contract Option C. Optional living benefits were not available under Contract Option C for contracts issued between May 1, 2007 and Jan. 25, 2009.

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•	Take partial withdrawals or make a full withdrawal; or

•	Annuitize your contract.

The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit riders.

The Accumulation Protector Benefit rider may not be available in all states.

You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:

•	you must be invested in one of the approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, one-year fixed account (if included) and GPAs that are available under the contract to contract owners who do not elect this rider;

•	you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;

•	if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

•	if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;

•	the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up Option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and

•	the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see “Charges”).

Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.

Here are some general terms that are used to describe the operation of the Accumulation Protector Benefit:

Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.

Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

Adjustments for Partial Withdrawals: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a)	is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b)	is the MCAV on the date of (but immediately prior to) the partial withdrawal.

Waiting Period: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation investment option after we have exercised our rights to charge a separate charge for each investment option.

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

Automatic Step Up
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

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The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

Elective Step Up Option
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

We may increase the fee for your rider (see “Charges — Accumulation Protector Benefit Rider Charge”). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step up. Elective step ups will also result in a restart of the waiting period as of the most recent contract anniversary.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

Spousal Continuation
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

Terminating the Rider
The rider will terminate under the following conditions:

The rider will terminate before the benefit date without paying a benefit on the date:

•	you take a full withdrawal; or

•	annuitization begins; or

•	the contract terminates as a result of the death benefit being paid.

The rider will terminate on the benefit date.

For an example, see Appendix D.

SECURESOURCE RIDERS
There are two optional SecureSource riders available under your contract:

•	SecureSource – Single Life; or

•	SecureSource – Joint Life.

The information in this section applies to both SecureSource riders, unless otherwise noted.

The SecureSource – Single Life rider covers one person. The SecureSource – Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource – Single Life rider or the SecureSource – Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource rider is an optional benefit that you may select for an additional annual charge if:

•	your contract application was signed on or after May 1, 2007; and

•	Single Life: you and the annuitant are 80 or younger on the date the contract is issued; or

•	Joint Life: you and your spouse are 80 or younger on the date the contract is issued.

The SecureSource rider is not available under an inherited qualified annuity.

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The SecureSource rider guarantees (unless the rider is terminated. See “Rider Termination” heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

•	Single Life: you have recovered at minimum all of your purchase payments or, if later, until death (see “At Death” heading below) — even if the contract value is zero.

•	Joint Life: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below), even if the contract value is zero.

The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1)	The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See “Rider Termination” heading below). Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP)”, “Remaining Benefit Payment (RBP)”, “Guaranteed Benefit Amount (GBA)” and “Remaining Benefit Amount (RBA).” See these headings below for more information.

(2)	The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

•	Single Life: death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below);

•	Joint Life: death of the last surviving covered spouse (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below).

Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP)”, “Remaining Annual Lifetime Payment (RALP)”, “Single Life only: Covered Person”, “Joint Life only: Covered Spouses” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

•	Single Life: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below);

•	Joint Life: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” and “Annual Lifetime Payments (ALP)” headings below).

Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:

•	Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

•	After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

•	Single Life: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

•	Joint Life: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).

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Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see “Charges — Withdrawal Charges”). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see “Guarantee Period Accounts (GPAs) — Market Value Adjustment”). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Making the Most of Your Contract — Withdrawals”).

The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see “Charges”).

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource rider is appropriate for you because:

•	Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

(a)	Single Life: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

(i)	There are multiple contract owners — when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

(ii)	The owner and the annuitant are not the same persons — if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).

(b)	Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

(c)	When the lifetime withdrawal benefit is first established, the initial ALP is based on

(i)	Single Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change; or

(ii)	Joint Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below).

Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

(d)	Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

•	Investment Allocation Restrictions: You must be invested in one of the approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Market Timing”).

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You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio or investment option to any available investment option.

Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed investment option changes per contract year and will not cause your rider fee to increase.

The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.

After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio or investment option to the target investment option or any model portfolio or investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, your rider benefit will be reset as follows:

(a)	the total GBA will be reset to the lesser of its current value or the contract value; and

(b)	the total RBA will be reset to the lesser of its current value or the contract value; and

(c)	the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

(d)	the GBP will be recalculated as described below, based on the reset GBA and RBA; and

(e)	the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

(f)	the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.

You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

•	Limitations on Purchase of Other Riders under your Contract: You may elect only the SecureSource – Single Life rider or the SecureSource – Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.

•	Non-Cancelable: Once elected, the SecureSource rider may not be cancelled (except as provided under “Rider Termination” heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource – Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource – Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).

•	Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner’s death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant’s spouse or a trust that names the annuitant’s spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

If you select the SecureSource – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see “Buying Your Contract — Purchase Payments”.

•	Interaction with Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see “Charges — Withdrawal Charge”). The TFA

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may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.

•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”).

Key terms and provisions of the SecureSource rider are described below:
Withdrawal: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge and any market value adjustment.

Waiting period: Any period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. Currently, there is no waiting period. For contracts purchased prior to June 1, 2008, the waiting period is three years.

Guaranteed Benefit Amount (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

The GBA is determined at the following times, calculated as described:

•	At contract issue — the GBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBA that is associated with that RBA will also be set to zero.

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.

(b)	is greater than the total RBP — GBA excess withdrawal processing will be applied to the GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

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GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

The RBA is determined at the following times, calculated as described:

•	At contract issue — the RBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment).

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.

(b)	is greater than the total RBP — RBA excess withdrawal processing will be applied to the RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:

1.	The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2.	The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

Guaranteed Benefit Payment (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

•	At contract issue — the GBP is established as 7% of the GBA value.

•	At each contract anniversary — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.

•	When you make additional purchase payments — each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

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•	When an individual RBA is reduced to zero — the GBP associated with that RBA will also be reset to zero.

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBP remains unchanged.

(b)	is greater than the total RBP — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

Remaining Benefit Payment (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

•	At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

•	At the beginning of any other contract year — the RBP for each purchase payment is set equal to that purchase payment’s GBP.

•	When you make additional purchase payments — each additional purchase payment has its own RBP equal to that payment’s GBP.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	At spousal continuation — (see “Spousal Option to Continue the Contract” heading below).

•	When an individual RBA is reduced to zero — the RBP associated with that RBA will also be reset to zero.

•	When you make any withdrawal — the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

Single Life only: Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

Joint Life only: Covered Spouses: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.

Annual Lifetime Payment Attained Age (ALPAA):

•	Single Life: The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

•	Joint Life: The age of the younger covered spouse at which time the lifetime benefit is established.

Annual Lifetime Payment (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

•	Single Life: death; or

•	Joint Life: death of the last surviving covered spouse; or

•	the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

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During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

The ALP is determined at the following times:

•	Single Life: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 — the ALP is established as 6% of the total RBA.

•	Joint Life: The ALP is established as 6% of the total RBA on the earliest of the following dates:

(a)	the rider effective date if the younger covered spouse has already reached age 65.

(b)	the rider anniversary on/following the date the younger covered spouse reaches age 65.

(c)	upon the first death of a covered spouse, then

(1)	the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

(2)	the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

(3)	the rider anniversary on/following the date the surviving covered spouse reaches age 65.

(d)	Following dissolution of marriage of the covered spouses,

(1)	the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

(2)	the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

•	When you make additional purchase payments — each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	Single Life: At spousal continuation or contract ownership change — (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the RALP — the ALP remains unchanged.

(b)	is greater than the RALP — ALP excess withdrawal processing will be applied to the ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

20% Rider Credit (for contracts with applications signed on or after June 1, 2008)
If you do not make a withdrawal during the first three rider years, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic withdrawal benefit or the contract value. Because step ups may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.

Enhanced Lifetime Base (for contracts with applications signed on or after June 1, 2008)
The enhanced lifetime base will be established initially on the third rider anniversary. If you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years and the 20% rider credit. If you make a withdrawal during the first three rider years, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.

The maximum enhanced lifetime base at any time is $5,000,000.

If the enhanced lifetime base is greater than zero, then it will:

•	increase by the amount of any purchase payments received on or after the third rider anniversary.

•	be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.

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•	be set to the lesser of its current value and the contract value, if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.

If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:

•	The total RBA is reduced to zero.

•	You selected the Single Life rider, and there is a change in the covered person, including changes due to spousal continuations and ownership changes.

The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn or annuitized.

Increase in ALP because of the Enhanced Lifetime Base (for contracts with applications signed on or after June 1, 2008)
As of the later of the third rider anniversary and the date the initial ALP is established, the ALP will be increased to equal the enhanced lifetime base multiplied by 6%, if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

Remaining Annual Lifetime Payment (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

The RALP is determined at the following times:

•	The RALP is established at the same time as the ALP, and:

(a)	During the waiting period and prior to any withdrawals — the RALP is established equal to 6% of purchase payments.

(b)	At any other time — the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

•	At the beginning of each contract year during the waiting period and prior to any withdrawals — the RALP is set equal to the total purchase payments, multiplied by 6%.

•	At the beginning of any other contract year — the RALP is set equal to ALP.

•	When you make additional purchase payments — each additional purchase payment increases the RALP by 6% of the purchase payment amount.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make any withdrawal — the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

•	The RMD is for your contract alone;

•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

•	The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

 78  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

•	The annual step up is effective on the step up date.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

•	On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

•	The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

•	Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

•	The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

•	The total RBP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

•	The RALP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

(b)	At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource – Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

•	The GBA, RBA and GBP values remain unchanged.

•	The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation — the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

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•	If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation — the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation — the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

•	If the ALP has been established and the new covered person is age 65 or older as of the date of continuation — the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource – Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

Spousal Continuation Step Up: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

Rules for Withdrawal Provision of Your Contract: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1)	The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

(a)	receive the remaining schedule of GBPs until the RBA equals zero; or

(b)	Single Life: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

(c)	Joint Life: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2)	The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

(a)	the remaining schedule of GBPs until the RBA equals zero; or

(b)	Single Life: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

(c)	Joint Life: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

 80  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

4)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

•	Single Life: covered person;

•	Joint Life: last surviving covered spouse.

Under any of these scenarios:

•	The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

•	We will no longer accept additional purchase payments;

•	You will no longer be charged for the rider;

•	Any attached death benefit riders will terminate; and

•	Single Life: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

•	Joint Life: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource rider and the contract will terminate under either of the following two scenarios:

•	If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

•	If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

At Death:
Single Life: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

•	If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

•	If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the RBA equals zero, the benefit terminates. No further payments will be made.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 81

Contract Ownership Change:
Single Life: If the contract changes ownership (see “Changing Ownership”), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

•	If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

•	If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

•	If the ALP has been established and the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

Guaranteed Withdrawal Benefit Annuity Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The SecureSource rider cannot be terminated either by you or us except as follows:

1.	Single Life: After the death benefit is payable the rider will terminate if your spouse does not use the spousal continuation provision of the contract to continue the contract.

2.	Joint Life: After the death benefit is payable the rider will terminate if:

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(a) any one other than a covered spouse continues the contract, or

(b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

3.	Annuity payouts under an annuity payout plan will terminate the rider.

4.	Termination of the contract for any reason will terminate the rider.

5.	When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.

OPTIONAL LIVING BENEFITS
(For the contract applications signed before May 1, 2007)
If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.

If you purchased	and you selected one of the	Disclosure for this benefit may be
a contract(1)...	following optional living benefits...	found in the following Appendix:
Before April 29, 2005	Guarantor Withdrawal Benefit (“Rider B”)	Appendix K
April 29, 2005 – April 30, 2006	Guarantor Withdrawal Benefit (“Rider A”)	Appendix K
May 1, 2006 – April 30, 2007	Guarantor Withdrawal Benefit for Life	Appendix J
Before May 1, 2007	Income Assurer Benefit	Appendix L

(1)	These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective. The Benefit Protector does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

•	the applicable death benefit, plus:

•	40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

•	15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

Earnings at death: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

Terminating the Benefit Protector

•	You may terminate the rider within 30 days of the first rider anniversary.

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

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If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

For an example, see Appendix G.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

•	the benefits payable under the Benefit Protector described above, plus

•	a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

	Percentage if you and the annuitant are	Percentage if you or the annuitant are
Rider Year	under age 70 on the rider effective date	age 70 or older on the rider effective date

One and Two	0%	0%

Three and Four	10%	3.75%

Five or more	20%	7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

•	the ROP death benefit (see “Benefits in Case of Death”) plus:

	If you and the annuitant are under	If you or the annuitant are age 70
Rider Year	age 70 on the rider effective date, add . . .	or older on the rider effective date, add . . .

One	Zero	Zero

Two	40% × earnings at death (see above)	15% × earnings at death

Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)

Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)

*	Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.

Terminating the Benefit Protector Plus

•	You may terminate the rider within 30 days of the first rider anniversary.

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

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If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).

For an example, see Appendix H.

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts” and “Taxes — Qualified Annuities — Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs, the DCA fixed account and Portfolio Stabilizer funds are not available during this payout period.

Amounts of fixed and variable payouts depend on:

•	the annuity payout plan you select;

•	the annuitant’s age and, in most cases, sex;

•	the annuity table in the contract; and

•	the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see “Making the Most of Your Contract — Transfer policies”).

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.

•	Plan A – Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

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•	Plan B – Life annuity with five, ten, 15 or 20 years certain: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.

•	Plan C – Life annuity — installment refund: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

•	Plan D

–	Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

–	Joint and last survivor life annuity with 20 years certain: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

•	Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5%. (See “Charges — Withdrawal charge under Annuity Payout Plan E.”) A 10% IRS penalty tax could apply to the taxable portion if you take a withdrawal. (See “Taxes.”).

•	Guaranteed Withdrawal Benefit Annuity Payout Option (available only under contracts with the SecureSource, Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit riders): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see “Optional Benefits — SecureSource Riders”, “Appendix J: Guarantor Withdrawal Benefit for Life Rider” or “Appendix K: Guarantor Withdrawal Benefit Rider”). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

•	in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

•	over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

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If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

Annuity payouts: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the

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contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death — If You Die Before the Retirement Start Date”).

Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.

Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.

Penalties: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

•	because of your death or in the event of nonnatural ownership, the death of the annuitant;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if it is allocable to an investment before Aug. 14, 1982; or

•	if annuity payouts are made under immediate annuities as defined by the Code.

Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.

1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules may apply. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.

For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange. Different IRS limitations on withdrawals apply to partial exchanges completed prior to October 24, 2011.

Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty on the taxable portion.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of

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distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.

Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

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In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

•	the payout is a RMD as defined under the Code;

•	the payout is made on account of an eligible hardship; or

•	the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

•	because of your death;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

•	to pay certain medical or education expenses (IRAs only); or

•	if the distribution is made from an inherited IRA.

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death — If you Die Before the Retirement Date”).

Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.

Assignment: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

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Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Spousal status: In the case of United States v. Windsor, Section 3 of the Defense of Marriage Act was declared unconstitutional by the U.S. Supreme Court. As a result of this ruling, same sex marriages recognized under state law must be afforded all of the benefits of marriage for federal law purposes. The IRS subsequently provided interpretive guidance which, for federal tax purposes, determined the recognition of a same sex marriage is based on the state or foreign jurisdiction in which the marriage occurred. In addition, the guidance states that other relationships that may be recognized under state law, such as civil unions or domestic partnerships, are not considered marriages for federal tax purposes. Therefore, if you are in a civil union or other non-marital relationship recognized under state law, you will not receive the favorable federal tax treatment normally afforded to married couples.

When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.

If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

•	the reserve held in each subaccount for your contract; divided by

•	the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

•	laws or regulations change;

•	the existing funds become unavailable; or

•	in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

•	add new subaccounts;

•	combine any two or more subaccounts;

•	transfer assets to and from the subaccounts or the variable account; and

•	eliminate or close any subaccounts.

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We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio — Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

About the Service Providers

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Sales of the Contract

•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.

•	The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

Payments We Make to Selling Firms

•	We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 4.00% for contract Option L and 1.00% for contract Option C each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.

•	We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for both contract options offered for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

•	In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We may offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

•	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

•	marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

•	providing service to contract owners; and

•	funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

Sources of Payments to Selling Firms
We pay the commissions and other compensation described above from our assets. Our assets may include:

•	revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see “Expense Summary”);

•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The Funds”);

 92  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and

•	revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

•	fees and expenses we collect from contract owners, including surrender charges; and

•	fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:

•	give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

•	cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

•	cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

Payments to Investment Professionals

•	The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

•	To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota and a multistate insurance department examination). RiverSource Life has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Additional Information

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2013, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 93

(1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access this document, see “SEC Filings” under “Investor Relations” on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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APPENDICES

Table of Contents and Cross-Reference Table

APPENDIX NAME	PAGE #	CROSS-REFERENCE	PAGE #

Appendix A: Example — Market Value Adjustment (MVA)	p. 96	Guarantee Period Accounts (GPAs)	p. 36

Appendix B: Example — Withdrawal Charges for Contract Option L	p. 98	Charges — Withdrawal Charges	p. 42

Appendix C: Example — Death Benefits	p. 103	Benefits in Case of Death	p. 65

Appendix D: Example — Accumulation Protector Benefit Rider	p. 106	Optional Benefits — Accumulation Protector Benefit Rider	p. 68

Appendix E: Example — SecureSource Riders	p. 107	Optional Benefits — SecureSource Riders	p. 70

Appendix F: SecureSource Riders — Additional RMD Disclosure	p. 111	Optional Benefits — SecureSource Riders	p. 70

Appendix G: Example — Benefit Protector Death Benefit Rider	p. 113	Optional Benefits — Benefit Protector Death Benefit Rider	p. 83

Appendix H: Example — Benefit Protector Plus Death Benefit Rider	p. 115	Optional Benefits — Benefit Protector Plus Death Benefit Rider	p. 84

Appendix I: Asset Allocation Program for Contracts With Applications Signed Before May 1, 2006	p. 117

Appendix J: Guarantor Withdrawal Benefit for Life Rider Disclosure	p. 118	N/A

Appendix K: Guarantor Withdrawal Benefit Rider Disclosure	p. 130	N/A

Appendix L: Example — Income Assurer Benefit Riders Disclosure	p. 138	N/A

Appendix M: Example Benefit Riders: Effective Step up or Elective Spousal Contribution Step up	p. 147	Optional Benefits — Optional Living Benefits	p. 68

Appendix N: Condensed Financial Information (Unaudited)	p. 148	Condensed Financial Information	p. 15

The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices C through E and J through L include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 95

Appendix A: Example — Market Value Adjustment (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as “early withdrawals.”

Assumptions:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

•	we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

•	after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. In this case, that is seven years.

Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA’s 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year guarantee period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA’s 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

Sample MVA Calculations
The precise MVA formula we apply is as follows:

Early withdrawal amount ×	[(	1 + i 1 + j + .001)	n/12	− 1 ]	= MVA

Where i	= rate earned in the GPA from which amounts are being transferred or withdrawn.

j	= current rate for a new guarantee period equal to the remaining term in the current guarantee period.

n	= number of months remaining in the current guarantee period (rounded up).

Examples — MVA
Using assumptions similar to those we used in the examples above:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

•	we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

•	after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Example 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .035 + .001)	84/12	− 1]	= –$39.84

In this example, the MVA is a negative $39.84.

Example 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 2.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .025 + .001)	84/12	− 1]	= $27.61

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your withdrawal charge percentage is 6% due to the withdrawal

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charge schedule under contract Option L. (See “Charges — Withdrawal Charge”). We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.

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Appendix B: Example — Withdrawal Charges for Contract Option L

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1.	First, in each contract year, we withdraw amounts totaling:

•	up to 10% of your prior anniversary’s contract value or your contract’s remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.

•	up to 10% of your prior anniversary’s contract value or the greater of your contract’s remaining benefit payment or remaining annual lifetime payment if you elected the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.

2.	Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3.	Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4.	Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a “first-in, first-out” (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for Contract Option L with a four-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

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Full withdrawal charge calculation — four-year withdrawal charge schedule:

This is an example of how we calculate the withdrawal charge on a contract with a four-year (from the date of each purchase payment) withdrawal charge schedule with the following history:

Assumptions:

•	We receive a single $50,000 purchase payment; and

•	You withdraw the contract for its total value during the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

•	You have made no prior withdrawals.

We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss

We calculate the withdrawal charge as follows:
	Contract value just prior to withdrawal:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00
Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):	50,000.00	50,000.00

	Earnings in the contact (but not less than zero):	10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	TFA (but not less than zero):	10,000.00	4,200.00
Step 3.	Now we can determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:	60,000.00	40,000.00
	Less earnings in the contract:	10,000.00	0.00

	ACV (but not less than zero):	50,000.00	40,000.00

Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	XSF (but not less than zero):	0.00	4,200.00

Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

	PPW = XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)
	XSF from Step 4 =	0.00	4,200.00
	ACV from Step 3 =	50,000.00	40,000.00
	CV from Step 1 =	60,000.00	40,000.00
	TFA from Step 2 =	10,000.00	4,200.00
	PPNPW from Step 1 =	50,000.00	50,000.00

	PPW =	50,000.00	50,000.00

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		Contract with Gain	Contract with Loss

Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:	$50,000.00	$50,000.00
	less XSF:	0.00	4,200.00

	amount of PPW subject to a withdrawal charge:	50,000.00	45,800.00
	multiplied by the withdrawal charge rate:	× 6.0%	× 6.0%

	withdrawal charge:	3,000.00	2,748.00
Step 7.	The dollar amount you will receive as a result of your full withdrawal is determined as:
	Contract value withdrawn:	60,000.00	40,000.00
	Withdrawal charge:	(3,000.00)	(2,748.00)
	Contract charge (assessed upon full withdrawal):	(40.00)	(40.00)

	Net full withdrawal proceeds:	$56,960.00	$37,212.00

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Partial withdrawal charge calculation — four-year withdrawal charge schedule:

This is an example of how we calculate the withdrawal charge on a contract with a four-year (from the date of each purchase payment) withdrawal charge schedule with the following history:

Assumptions:

•	We receive a single $50,000 purchase payment; and

•	You request a net partial withdrawal of $15,000.00 during the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

•	You have made no prior withdrawals.

We will look at two situations, one where the contract has a gain and another where there is a loss:

	Contract with Gain	Contract with Loss
Contract value just prior to withdrawal:	$60,000.00	$40,000.00
Contract value on prior anniversary:	58,000.00	42,000.00

We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

We calculate the withdrawal charge for each estimate as follows:

Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):	$60,000.00	$40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):	50,000.00	50,000.00

	Earnings in the contact (but not less than zero):	10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	TFA (but not less than zero):	10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:	15,319.15	15,897.93
	Less earnings in the contract:	10,000.00	0.00

	ACV (but not less than zero):	5,319.15	15,897.93
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	XSF (but not less than zero):	0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

	PPW = XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)
	XSF from Step 4 =	0.00	4,200.00
	ACV from Step 3 =	5,319.15	15,897.93
	CV from Step 1 =	60,000.00	40,000.00
	TFA from Step 2 =	10,000.00	4,200.00
	PPNPW from Step 1 =	50,000.00	50,000.00

	PPW =	5,319.15	19,165.51

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 101

Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:	$5,319.15	$19,165.51
	less XSF:	0.00	4,200.00

	amount of PPW subject to a withdrawal charge:	5,319.15	14,965.51
	multiplied by the withdrawal charge rate:	× 6.0%	× 6.0%

	withdrawal charge:	319.15	897.93
Step 7.	The dollar amount you will receive as a result of your partial withdrawal is determined as:
	Contract value withdrawn:	15,319.15	15,897.93
	Withdrawal charge:	(319.15)	(897.93)

	Net partial withdrawal proceeds:	$15,000.00	$15,000.00

 102  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix C: Example — Death Benefits

Example — ROP Death Benefit

Assumptions:

•	You purchase the contract with a payment of $20,000. You select contract Option L; and

•	On the first contract anniversary you make an additional purchase payment of $5,000; and

•	During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and

•	During the third contract year the contract value grows to $23,000.

We calculate the ROP Death Benefit as follows:
1. Contract value at death:	$23,000.00

2. Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals calculated as:
$1,500 × $25,000 $22,000 =	–1,704.55

for a death benefit of:	$23,295.45

ROP Death Benefit, calculated as the greatest of these two values:	$23,295.45

Example — MAV Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000. You select contract Option L; and

•	On the first contract anniversary the contract value grows to $26,000; and

•	During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1. Contract value at death:	$20,500.00

2. Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals, calculated as:
$1,500 × $25,000 $22,000 =	–1,704.55

for a death benefit of:	$23,295.45

3. The MAV immediately preceding the date of death:
Greatest of your contract anniversary values:	$26,000.00
plus purchase payments made since the prior anniversary:	+0.00
minus the death benefit adjusted partial withdrawals, calculated as:
$1,500 × $26,000 $22,000 =	–1,772.73

for a death benefit of:	$24,227.27

The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:	$24,227.27

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 103

Example — 5% Accumulation Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

•	On the first contract anniversary, the GPA value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

•	During the second contract year the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greater of three values, is calculated as follows:
1. Contract value at death:	$22,800.00

2. Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals, calculated as:
$1,500 × $25,000 $24,300 =	–1,543.21
for a death benefit of:	$23,456.79

3. The 5% variable account floor:
The variable account floor on the first contract anniversary, calculated as: 1.05 × $20,000 =	$21,000.00
plus amounts allocated to the subaccounts since that anniversary:	+0.00
minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
$1,500 × $21,000 $19,000 =	–$1,657.89
variable account floor benefit:	$19,342.11
plus the GPA value:	+5,300.00
5% variable account floor (value of the GPAs, one-year fixed account and the variable account floor):	$24,642.11

The 5% Accumulation Death Benefit, calculated as the greatest of these three values, which is the 5% variable account floor:	$24,642.11

 104  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Example — Enhanced Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

•	On the first contract anniversary, the GPAs value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

•	During the second contract year, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is the greatest of four values, is calculated as follows:
1. Contract value at death:	$22,800.00

2. Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals, calculated as:
$1,500 × $25,000 $24,300 =	–1,543.21
for a ROP Death Benefit of:	$23,456.79

3. The MAV on the anniversary immediately preceding the date of death:
The MAV on the immediately preceding anniversary:	$25,000.00
plus purchase payments made since that anniversary:	+0.00
minus adjusted partial withdrawals made since that anniversary, calculated as:
$1,500 × $25,000 $24,300 =	–1,543.21
for a MAV Death Benefit of:	$23,456.79

4. The 5% variable account floor:
The variable account floor on the first contract anniversary, calculated as: 1.05 x $20,000 =	$21,000.00
plus amounts allocated to the subaccounts since that anniversary:	+0.00
minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
$1,500 × $21,000 $19,000 =	–$1,657.89
variable account floor benefit:	$19,342.11
plus the GPA value:	+5,300.00

5% variable account floor (value of the GPAs and the variable account floor):	$24,642.11

EDB, calculated as the greatest of these four values, which is the 5% variable account floor:	$24,642.11

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 105

Appendix D: Example — Accumulation Protector Benefit Rider

The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

The example assumes:

•	You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000.

•	You make no additional purchase payments.

•	You do not exercise the Elective Step-up option

•	The Accumulation Protector Benefit rider fee is 0.80%.

		Partial
End of	Assumed	Withdrawal	Adjusted		Accumulation
Contract	Net Rate of	(beginning of	Partial		Benefit	Contract
Year	Return	year)	Withdrawal	MCAV	Amount	Value

1	12%	0	0	100,000	0	111,104
2	15%	0	0	101,398	0	126,747
3	3%	0	0	103,604	0	129,505
4	–8%	0	0	103,604	0	118,192
5	–15%	0	0	103,604	0	99,634
6	20%	2,000	2,080	101,525	0	116,224
7	15%	0	0	106,071	0	132,588
8	–10%	0	0	106,071	0	118,375
9	–20%	5,000	4,480	101,590	0	89,851
10	–12%	0	0	101,590	23,334	78,256

 106  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix E: Example — SecureSource Riders

EXAMPLE #1: Single Life Benefit: Covered Person has not reached age 65 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are the sole owner and also the annuitant. You are age 60.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

•	You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target investment option under the contract is the Moderate PN program investment option.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit						Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP	ALP			RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000	$	N/A		$	N/A

0.5	0	5,000	92,000	100,000		95,000		7,000	2,000		N/A			N/A

1	0	0	90,000	90,000	(1)	90,000	(1)	6,300	6,300		N/A			N/A

2	0	0	81,000	90,000		90,000		6,300	6,300		N/A			N/A

5	0	0	75,000	90,000		90,000		6,300	6,300		5,400	(2)		5,400	(2)

5.5	0	5,400	70,000	90,000		84,600		6,300	900		5,400			0

6	0	0	69,000	90,000		84,600		6,300	6,300		5,400			5,400

6.5	0	6,300	62,000	90,000		78,300		6,300	0		3,720	(3)		0

7	0	0	64,000	90,000		78,300		6,300	6,300		3,840			3,840

7.5	0	10,000	51,000	51,000	(4)	51,000	(4)	3,570	0		3,060	(4)		0

8	0	0	55,000	55,000		55,000		3,850	3,850		3,300			3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or PN program investment option changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1)	Allocation to the Moderately Aggressive investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate investment option if you are invested more aggressively than the Moderate investment option.
(2)	The ALP and RALP are established on the contract anniversary date following the date the Covered Person reaches age 65 as 6% of the RBA.
(3)	The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 107

EXAMPLE #2: Single Life Benefit: Covered Person has reached 65 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are the sole owner and also the annuitant. You are age 65.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

•	Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new Covered Person.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit							Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP		ALP		RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000		$6,000		$6,000

1	0	0	105,000	105,000		105,000		7,350	7,000	(1)	6,300		6,000	(1)

2	0	0	110,000	110,000		110,000		7,700	7,000	(1)	6,600		6,000	(1)

3	0	0	110,000	110,000		110,000		7,700	7,700	(2)	6,600		6,600	(2)

3.5	0	6,600	110,000	110,000		103,400		7,700	1,100		6,600		0

4	0	0	115,000	115,000		115,000		8,050	8,050		6,900		6,900

4.5	0	8,050	116,000	115,000		106,950		8,050	0		6,900	(3)	0

5	0	0	120,000	120,000		120,000		8,400	8,400		7,200		7,200

5.5	0	10,000	122,000	120,000	(4)	110,000	(4)	8,400	0		7,200	(4)	0

6	0	0	125,000	125,000		125,000		8,750	8,750		7,500		7,500

6.5	0	0	110,000	125,000		125,000		8,750	8,750		6,600	(5)	6,600	(5)

7	0	0	105,000	125,000		125,000		8,750	8,750		6,600		6,600

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse’s death or the RBA is reduced to zero.

(1)	The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5)	At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.

 108  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

EXAMPLE #3: Joint Life Benefit: Younger Covered Spouse has not reached 65 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are age 59 and your spouse is age 60.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in bold.

•	You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target investment option under the contract is the Moderate PN program investment option.

•	Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit						Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP	ALP			RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000	$	N/A		$	N/A

0.5	0	5,000	92,000	100,000		95,000		7,000	2,000		N/A			N/A

1	0	0	90,000	90,000	(1)	90,000	(1)	6,300	6,300		N/A			N/A

2	0	0	81,000	90,000		90,000		6,300	6,300		N/A			N/A

6	0	0	75,000	90,000		90,000		6,300	6,300		5,400	(2)		5,400	(2)

6.5	0	5,400	70,000	90,000		84,600		6,300	900		5,400			0

7	0	0	69,000	90,000		84,600		6,300	6,300		5,400			5,400

7.5	0	6,300	62,000	90,000		78,300		6,300	0		3,720	(3)		0

8	0	0	64,000	90,000		78,300		6,300	6,300		3,840			3,840

8.5	0	10,000	51,000	51,000	(4)	51,000	(4)	3,570	0		3,060	(4)		0

9	0	0	55,000	55,000		55,000		3,850	3,850		3,300			3,300

9.5	0	0	54,000	55,000		55,000		3,850	3,850		3,300			3,300

10	0	0	52,000	55,000		55,000		3,850	3,850		3,300			3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse’s death or the RBA is reduced to zero.

(1)	The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 65 as 6% of the RBA.
(2)	Allocation to the Moderately Aggressive investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate investment option if you are invested more aggressively than the Moderate investment option.
(3)	The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 109

EXAMPLE #4: Joint Life Benefit: Younger Covered Spouse has reached 65 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract

•	You are age 71 and your spouse is age 70.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

•	Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

			Hypothetical
			Assumed
Contract	Purchase	Partial	Contract	Basic Withdrawal Benefit							Lifetime Withdrawal Benefit
Duration	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP		ALP		RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000		$6,000		$6,000

1	0	0	105,000	105,000		105,000		7,350	7,000	(1)	6,300		6,000	(1)

2	0	0	110,000	110,000		110,000		7,700	7,000	(1)	6,600		6,000	(1)

3	0	0	110,000	110,000		110,000		7,700	7,700	(2)	6,600		6,600	(2)

3.5	0	6,600	110,000	110,000		103,400		7,700	1,100		6,600		0

4	0	0	115,000	115,000		115,000		8,050	8,050		6,900		6,900

4.5	0	8,050	116,000	115,000		106,950		8,050	0		6,900	(3)	0

5	0	0	120,000	120,000		120,000		8,400	8,400		7,200		7,200

5.5	0	10,000	122,000	120,000	(4)	110,000	(4)	8,400	0		7,200	(4)	0

6	0	0	125,000	125,000		125,000		8,750	8,750		7,500		7,500

6.5	0	0	110,000	125,000		125,000		8,750	8,750		7,500		7,500

7	0	0	105,000	125,000		125,000		8,750	8,750		7,500		7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse’s death or the RBA is reduced to zero.

(1)	The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

 110  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix F: SecureSource Riders — Additional RMD Disclosure

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under a SecureSource rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1)	If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

•	Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
•	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
•	Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
•	Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource rider.

(2)	If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

•	A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.
•	Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.
•	Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. Withdrawals will not be considered excess withdrawals unless amounts withdrawn exceed combined RALP and LABA values.
•	Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource rider.

(3)	If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

•	An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
•	This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The ALERMDA is:

(1)	determined by us each calendar year;

(2)	based on your initial purchase payment and not the actual contract value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;

(3)	based solely on the value of the contract to which the SecureSource rider is attached as of the date we make the determination;

(4)	based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(5)	based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

1.	an individual retirement annuity (Section 408(b));
2.	a Roth individual retirement account (Section 408A);
3.	a Simplified Employee Pension plan (Section 408(k));
4.	a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by

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us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

Please contact your tax advisor about the impact of those rules prior to purchasing the SecureSource rider.

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Appendix G: Example — Benefit Protector Death Benefit Rider

Example of the Benefit Protector

Assumptions:

•	You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

•	you select contract Option L with the MAV Death Benefit.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
MAV death benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
During the second contract year the contract value falls to $105,000. The death benefit equals:
MAV death benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on equals:

MAV Death Benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048

Total death benefit of:	$58,667
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.

The death benefit equals:
MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000

Total death benefit of:	$255,000
During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000

Total death benefit of:	$305,000

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During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000

Total death benefit of:	$308,000

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Appendix H: Example — Benefit Protector Plus Death Benefit Rider

Example of the Benefit Protector Plus

Assumptions:

•	You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

•	you select contract Option L with the MAV Death Benefit.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit on equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV Death Benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death
(MAV Death Benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV Death Benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $100,000 =	+10,000

Total death benefit of:	$124,000
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV Death Benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue
and not previously withdrawn: 0.10 × $55,000 =	+5,500

Total death benefit of:	$64,167
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$266,000

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During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$316,000
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$319,000

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Appendix I: Asset Allocation Program for Contracts With Applications Signed Before May 1, 2006

ASSET ALLOCATION PROGRAM
For contracts with applications signed before May 1, 2006, we offered an asset allocation program. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Under the asset allocation program, we have offered five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

•	no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

•	no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see “Guarantee Period Accounts — Market Value Adjustment”).

Under the asset allocation program, the subaccounts and/or any GPAs that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or any GPAs will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

•	reallocate your current model portfolio to an updated version of your current model portfolio; or

•	substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days’ written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

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Appendix J: Guarantor Withdrawal Benefit for Life Rider Disclosure

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER
The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):

•	your contract application was signed on or after May 1, 2006;

•	the rider is available in your state; and

•	you and the annuitant are 80 or younger on the date the contract is issued.

(1)	The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see “At Death” heading below) — even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see “Buying Your Contract — The Retirement Date”). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see “Making the Most of Your Contract — Withdrawals”). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1)	The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP),” “Remaining Benefit Payment (RBP),” “Guaranteed Benefit Amount (GBA),” and “Remaining Benefit Amount (RBA).” See these headings below for more information.

(2)	The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP),” “Remaining Annual Lifetime Payment (RALP),” “Covered Person,” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:

•	After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

•	During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

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•	After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

•	During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see “Charges — Withdrawal Charges”). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see “Guarantee Period Accounts (GPAs) — Market Value Adjustment”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Making the Most of Your Contract — Withdrawals”).

The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see “Charges”).

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:

•	Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

(a)	Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

(i)	There are multiple contract owners — when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

(ii)	The owner and the annuitant are not the same persons — if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

(b)	Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

(c)	When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

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(d)	Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.

•	Investment Allocation Restrictions: You must be invested in one of the available PN program approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the PN program investment option you have chosen. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make.

•	Limitations on Purchase of Other Riders under this Contract: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect the Accumulation Protector Benefit rider.

•	Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment limitations, please see “Buying Your Contract — Purchase Payments.”

•	Interaction with Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see “Charges — Withdrawal Charge”). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may incur a 10% IRS early withdrawal penalty.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1)	If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

•	Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

•	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

•	Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

•	Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.

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(2)	If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

•	A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

•	Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

•	Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

•	Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.

(3)	If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

•	An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

•	This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;

(2)	based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and

(3)	is otherwise based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

1.	an individual retirement annuity (Section 408(b));

2.	a Roth individual retirement account (Section 408A);

3.	a Simplified Employee Pension plan (Section 408(k));

4.	a tax-sheltered annuity rollover (Section 403(b)).

We reserve the right to discontinue our administrative practice described above and will give you 30 days’ written notice of any such change.

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider.

Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”). Therefore, the Guarantor Withdrawal Benefit for Life rider may be of limited value to you.

For an example, see “Examples of Guarantor Withdrawal Benefit for Life” below.

Key terms and provisions of the Guarantor Withdrawal Benefit for Life rider are described below:
Partial Withdrawals: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

Waiting period: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

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Guaranteed Benefit Amount (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

The GBA is determined at the following times, calculated as described:

•	At contract issue — the GBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBA that is associated with that RBA will also be set to zero.

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.

(b)	is greater than the total RBP — GBA excess withdrawal processing will be applied to the GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

The RBA is determined at the following times, calculated as described:

•	At contract issue — the RBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment).

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.

(b)	is greater than the total RBP — RBA excess withdrawal processing will be applied to the RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

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If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:

1.	The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2.	The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

Guaranteed Benefit Payment (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

•	At contract issue — the GBP is established as 7% of the GBA value.

•	At each contract anniversary — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.

•	When you make additional purchase payments — each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBP associated with that RBA will also be reset to zero.

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBP remains unchanged.

(b)	is greater than the total RBP — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

Remaining Benefit Payment (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

•	At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

•	At the beginning of any other contract year — the RBP for each purchase payment is set equal to that purchase payment’s GBP.

•	When you make additional purchase payments — each additional purchase payment has its own RBP equal to that payment’s GBP.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	At spousal continuation — (see “Spousal Option to Continue the Contract” heading below).

•	When an individual RBA is reduced to zero — the RBP associated with that RBA will also be reset to zero.

•	When you make any partial withdrawal — the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future partial

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withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract’s life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

Annual Lifetime Payment Attained Age (ALPAA): The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

Annual Lifetime Payment (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see “At Death” heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

The ALP is determined at the following times:

•	The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 — the ALP is established as 6% of the total RBA.

•	When you make additional purchase payments — each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	At contract ownership change — (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the RALP — the ALP remains unchanged.

(b)	is greater than the RALP — ALP excess withdrawal processing will be applied to the ALP. If the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

Remaining Annual Lifetime Payment (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

The RALP is determined at the following times:

•	The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

(a) During the waiting period and prior to any withdrawals — the RALP is established equal to 6% of purchase payments.

(b) At any other time — the RALP is established equal to the ALP.

•	At the beginning of each contract year during the waiting period and prior to any withdrawals — the RALP is set equal to the total purchase payments, multiplied by 6%.

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•	At the beginning of any other contract year — the RALP is set equal to ALP.

•	When you make additional purchase payments — each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make any partial withdrawal — the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

•	The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the annual step up will not be available until the end of the waiting period.

•	If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

•	The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

•	Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

•	The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

•	The total RBP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

•	The RALP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

(b)	At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

Spousal Option to Continue the Contract: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is

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cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

•	The GBA, RBA, and GBP values remain unchanged.

•	The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation — the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

•	If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation — the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but not less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation — the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

•	If the ALP has been established and the new covered person is age 65 or older as of the date of continuation — the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

Spousal Continuation Step Up: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse’s investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse’s request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

•	If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1)	The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

(a)	receive the remaining schedule of GBPs until the RBA equals zero; or

(b)	wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2)	The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

(a)	the remaining schedule of GBPs until the RBA equals zero; or

(b)	the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

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3)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4)	The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

•	The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

•	We will no longer accept additional purchase payments;

•	You will no longer be charged for the rider;

•	Any attached death benefit riders will terminate; and

•	The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:

•	If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

•	If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

At Death: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see “Benefits in Case of Death”) or the annuity payout option (see “Guaranteed Withdrawal Benefit Annuity Payout Option” heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

•	If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

•	If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

Contract Ownership Change: If the contract changes ownership (see “Changing Ownership”), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

•	If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

•	If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

•	If the ALP has been established and the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the

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contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

Guaranteed Withdrawal Benefit Annuity Payout Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This option may not be available if the contract is issued to qualify under Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:

1.	Annuity payouts under an annuity payout plan will terminate the rider.

2.	Termination of the contract for any reason will terminate the rider.

EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE

Example #1: Covered person has not reached age 65 at the time the contract and rider are purchased.
Assumptions:

•	You purchase the contract with a payment of $100,000.

•	You are the sole owner and also the annuitant. You are age 60.

•	You make no additional payments to the contract.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit						Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP	ALP			RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000	$	N/A		$	N/A

0.5	0	7,000	92,000	100,000		93,000		7,000	0		N/A			N/A

1	0	0	91,000	100,000		93,000		7,000	7,000		N/A			N/A

1.5	0	7,000	83,000	100,000		86,000		7,000	0		N/A			N/A

2	0	0	81,000	100,000		86,000		7,000	7,000		N/A			N/A

5	0	0	75,000	100,000		86,000		7,000	7,000		5,160	(1)		5,160	(1)

5.5	0	5,160	70,000	100,000		80,840		7,000	1,840		5,160			0

6	0	0	69,000	100,000		80,840		7,000	7,000		5,160			5,160

6.5	0	7,000	62,000	100,000		73,840		7,000	0		3,720	(2)		0

7	0	0	70,000	100,000		73,840		7,000	7,000		4,200			4,200

7.5	0	10,000	51,000	51,000	(3)	51,000	(3)	3,570	0		3,060	(3)		0

8	0	0	55,000	55,000		55,000		3,850	3,850		3,300			3,300

 128  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1)	The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2)	The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3)	The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

Example #2: Covered person has reached 65 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000.

•	You are the sole owner and also the annuitant. You are age 65.

•	You make no additional payments to the contract.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit							Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP		ALP		RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000		$6,000		$6,000

1	0	0	105,000	105,000		105,000		7,350	7,000	(1)	6,300		6,000	(1)

2	0	0	110,000	110,000		110,000		7,700	7,000	(1)	6,600		6,000	(1)

3	0	0	110,000	110,000		110,000		7,700	7,700	(2)	6,600		6,600	(2)

3.5	0	6,600	110,000	110,000		103,400		7,700	1,100		6,600		0

4	0	0	115,000	115,000		115,000		8,050	8,050		6,900		6,900

4.5	0	8,050	116,000	115,000		106,950		8,050	0		6,900	(3)	0

5	0	0	120,000	120,000		120,000		8,400	8,400		7,200		7,200

5.5	0	10,000	122,000	120,000	(4)	110,000	(4)	8,400	0		7,200	(4)	0

6	0	0	125,000	125,000		125,000		8,750	8,750		7,500		7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1)	The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 129

Appendix K: Guarantor Withdrawal Benefit Rider Disclosure

GUARANTOR WITHDRAWAL BENEFIT RIDER
We have offered two versions of the Guarantor Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.

The Guarantor Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):

Rider A

•	you purchase(d) your contract on or after April 30, 2005 in those states where the SecureSource rider and/or the Guarantor Withdrawal Benefit for Life rider are/were not available;

•	you and the annuitant were 79 or younger on the date the contract was issued.

Rider B (no longer available for purchase)

•	your contract application was signed prior to April 29, 2005;

•	the rider was available in your state; and

•	you and the annuitant were 79 or younger on the date the contract was issued.

(1)	The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP — the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:

•	withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

•	the guaranteed benefit amount will be adjusted as described below; and

•	the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see “Charges — Withdrawal Charge”). Market value adjustments, if applicable, will also be made (see “Guarantee Period Accounts (GPAs) — Market Value Adjustment”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawals”).

Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your PN program model portfolio or investment option, the rider charge may change (see “Charges”).

 130  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:

•	Investment Allocation Restrictions: You must elect one of the approved investment options if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”). We reserve the right to add, remove or substitute approved investment options in the future. If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see “Appendix I: Asset Allocation Program for Contracts Purchased Before May 1, 2006”), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the PN program investment option you have chosen.

•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment limitations, please see “Buying Your Contract — Purchase Payments.”

•	Interaction with the Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see “Charges — Withdrawal Charge”). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract’s TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.

•	Rider A — Limitations on Purchase of Other Riders under this Contract: If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit rider.

•	Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

•	Tax Considerations for Non-Qualified Annuities: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may incur a 10% IRS early withdrawal penalty.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1)	If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2)	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3)	Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

(4)	Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)	determined by us each calendar year;

(2)	based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and

(3)	based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

1. an individual retirement annuity (Section 408(b));

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 131

2. a Roth individual retirement account (Section 408A);

3. a Simplified Employee Pension plan (Section 408(k));

4. a tax-sheltered annuity rollover (Section 403(b)).

We reserve the right to discontinue our administrative practice described above and will give you 30 days’ written notice of any such change.

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes.

For additional information see “Taxes — Other — Spousal status” section of this prospectus.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guaranteed Withdrawal Benefit Annuity Payout Option.

Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment adjusted for subsequent purchase payments, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

•	At contract issue — the GBA is equal to the initial purchase payment;

•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment. The total GBA when an additional purchase payment is added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below);

•	When you make a partial withdrawal:

(a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

(b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal procedure will be applied to the GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

(c)	under the original rider in a contract year after a step up but before the third contract anniversary — the following excess withdrawal procedure will be applied to the GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups.

 132  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

GBA EXCESS WITHDRAWAL PROCEDURE
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

•	At contract issue — the RBA is equal to the initial purchase payment;

•	When you make additional purchase payments — each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment is added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below);

•	When you make a partial withdrawal:

(a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

(b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal procedure will be applied to the RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

(c)	under the original rider after a step up but before the third contract anniversary — the following excess withdrawal procedure will be applied to the RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups.

RBA EXCESS WITHDRAWAL PROCEDURE
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Rider A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

Rider B: Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 133

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

•	if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

•	if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

•	if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and

•	you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

Rider A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

•	The effective date of the elective step up is the valuation date we receive your written request to step up.

•	The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

•	The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

•	The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

Rider B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

•	The effective date of the elective step up is the contract anniversary.

•	The RBA will be increased to an amount equal to the contract anniversary value.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

•	The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

•	The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

 134  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

The annual step up is subject to the following rules:

•	The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

•	If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

•	You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

•	The RBA will be increased to an amount equal to the contract value on the step up date.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

•	The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

•	The RBP will be reset as follows:

(a)	Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

Rider A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse’s election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse’s written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

Rider B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse’s written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse’s written request to continue the contract and the death benefit that would otherwise have been paid.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 135

Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

•	you will be paid according to the annuity payout option described above;

•	we will no longer accept additional purchase payments;

•	you will no longer be charged for the rider;

•	any attached death benefit riders will terminate; and

•	the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.

EXAMPLE OF THE GUARANTOR WITHDRAWAL BENEFIT (applies to Rider A and Rider B)

Assumption:

•	You purchase the contract with a payment of $100,000.

The Guaranteed Benefit Amount (GBA) equals your purchase payment:	$100,000
The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
0.07 × $100,000 =	$7,000
The Remaining Benefit Amount (RBA) equals your purchase payment:	$100,000
On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$110,000
The GBA equals 100% of your contract value:	$110,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $110,000 =	$7,700
During the fourth contract year you decide to take a partial withdrawal of $7,700.
You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
$110,000 – $7,700 =	$102,300
The GBA equals the GBA immediately prior to the partial withdrawal:	$110,000
The GBP equals 7% of your GBA:
0.07 × $110,000 =	$7,700

 136  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

On the fourth contract anniversary you make an additional purchase payment of $50,000.
The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
$102,300 + $50,000 =	$152,300
The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
$110,000 + $50,000 =	$160,000
The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
$7,700 + $3,500 =	$11,200
On the fifth contract anniversary your contract value grows to $200,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$200,000
The GBA equals 100% of your contract value:	$200,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $200,000 =	$14,000
During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000
OR
(2) your prior RBA less the amount of the partial withdrawal.
$200,000 – $20,000 =	$180,000
Reset RBA = lesser of (1) or (2) =	$180,000
The GBA gets reset to the lesser of:
(1) your prior GBA	$200,000
OR
(2) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000
Reset GBA = lesser of (1) or (2) =	$200,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $200,000 =	$14,000
During the eighth contract year your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$175,000 – $25,000 =	$150,000
OR
(2) your prior RBA less the amount of the partial withdrawal.
$180,000 – $25,000 =	$155,000
Reset RBA = lesser of (1) or (2) =	$150,000
The GBA gets reset to the lesser of:
(1) your prior GBA;	$200,000
OR
(2) your contract value immediately following the partial withdrawal;
$175,000 – $25,000 =	$150,000
Reset GBA = lesser of (1) or (2) =	$150,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $150,000 =	$10,500

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 137

Appendix L : Example — Income Assurer Benefit Riders

INCOME ASSURER BENEFIT RIDERS
The following three optional Income Assurer Benefit riders were available under your contract if your contract application was signed prior to May 1, 2007. These riders are no longer available for purchase.

•	Income Assurer Benefit – MAV;

•	Income Assurer Benefit – 5% Accumulation Benefit Base; or

•	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit rider.

Here are some general terms that are used to describe the Income Assurer Benefit riders in the sections below:

Guaranteed Income Benefit Base: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.

Excluded Investment Options: These investment options are listed in your contract under contract data and will include the Columbia Variable Portfolio – Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders’ variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

Excluded Payments: These are purchase payments paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

Proportionate Adjustments for Partial Withdrawals: These are calculated as the product of (a) times (b) where:

(a)	is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal; and

(b)	is the benefit on the date of (but prior to) the partial withdrawal.

Protected Investment Options: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

Waiting Period: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your PN program investment option to one that causes the rider charge to increase.

The following are general provisions that apply to each Income Assurer Benefit:

Exercising the Rider
Rider exercise conditions are:

•	you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;

•	the annuitant on the retirement date must be between 50 to 86 years old; and

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•	you can only take an annuity payment in one of the following annuity payout plans:

Plan A — Life Annuity – No Refund;

Plan B — Life Annuity with Ten or Twenty Years Certain;

Plan D —	Joint and Last Survivor Life Annuity – No Refund; Joint and Last Survivor Life Annuity with Twenty Years Certain; or

Plan E — Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

•	If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

•	If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see “The Annuity Payout Period — Annuity Tables”). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt–1 (1 + i) 1.05	= Pt

Pt–1	= prior annuity payout
Pt	= current annuity payout
i	= annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1)	For all other contracts, the guaranteed annuity purchase rates are based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate.

Terminating the Rider
Rider termination conditions are:

•	you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

•	you may terminate the rider any time after the expiration of the waiting period;

•	the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

•	the rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.

*	The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 139

You may select one of the Income Assurer Benefit riders described below:

Income Assurer Benefit – MAV
The guaranteed income benefit base for the Income Assurer Benefit – MAV is the greater of these three values:

1.	contract value; or

2.	the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3.	the maximum anniversary value.

Maximum Anniversary Value (MAV) — is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)	current contract value; or

(b)	total payments made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1.	contract value less the market value adjusted excluded payments; or

2.	total purchase payments less excluded payments, less proportionate adjustments for partial withdrawals; or

3.	the MAV, less market value adjusted excluded payments.

Market Value Adjusted Excluded Payments are calculated as the sum of each excluded purchase payment multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

Income Assurer Benefit – 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – 5% Accumulation Benefit Base is the greater of these three values:

1.	contract value; or

2.	the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3.	the 5% variable account floor.

5% Variable Account Floor – is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

•	the total purchase payments made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

•	an amount equal to 5% of your initial purchase payment allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant’s 81st birthday, we increase the variable account floor by adding the amount (“roll-up amount”) equal to 5% of the prior contract anniversary’s variable account floor.

The amount of purchase payment withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a)	is the amount of purchase payment in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

 140  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

(b)	is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant’s 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a)	is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b)	is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c)	is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1.	contract value less the market value adjusted excluded payments (described above); or

2.	total purchase payments less excluded payments, less proportionate adjustments for partial withdrawals; or

3.	the 5% variable account floor, less 5% adjusted excluded payments.

5% Adjusted Excluded Payments are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.	the contract value;

2.	the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals;

3.	the MAV (described above); or

4.	the 5% variable account floor (described above).

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of:

1.	contract value less the market value adjusted excluded payments (described above);

2.	total purchase payments less excluded payments, less proportionate adjustments for partial withdrawals;

3.	the MAV, less market value adjusted excluded payments (described above); or

4.	the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).

EXAMPLES OF THE INCOME ASSURER BENEFIT RIDERS
The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract’s standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. The contract values shown are hypothetical and do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as “protected investment options”) and the fees and charges that apply to your contract.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 141

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity – No Refund.

Remember that the riders require you to participate in the PN program. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN program investment options include protected investment options and excluded investment options (Columbia Variable Portfolio – Cash Management Fund, and if available under the contract, GPAs and the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit – 5% Accumulation Benefit Base rider and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base rider. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program investment options.

Assumptions:

•	You purchase the contract during the 2006 calendar year with a payment of $100,000; and

•	you invest all contract value in the subaccounts (protected investment options); and

•	you make no additional purchase payments, partial withdrawals or changes in PN program investment option; and

•	the annuitant is male and age 55 at contract issue; and

•	the joint annuitant is female and age 55 at contract issue.

Example — Income Assurer Benefit – MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

	Assumed		Maximum	Guaranteed
Contract	Contract	Purchase	Anniversary	Income
Anniversary	Value	Payments	Value (MAV)(1)	Benefit Base(2)

1	$108,000	$100,000	$108,000	$108,000
2	125,000	none	125,000	125,000
3	132,000	none	132,000	132,000
4	150,000	none	150,000	150,000
5	85,000	none	150,000	150,000
6	121,000	none	150,000	150,000
7	139,000	none	150,000	150,000
8	153,000	none	153,000	153,000
9	140,000	none	153,000	153,000
10	174,000	none	174,000	174,000
11	141,000	none	174,000	174,000
12	148,000	none	174,000	174,000
13	208,000	none	208,000	208,000
14	198,000	none	208,000	208,000
15	203,000	none	208,000	208,000

(1)	The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – MAV does not create contract value or guarantee the performance of any investment option.

 142  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions			IAB – MAV Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan B – Life with	Plan B – Life with	IAB – MAV	Plan B – Life with	Plan B – Life with
at Exercise	Contract Value	10 Years Certain(2)	10 Years Certain(2)	Benefit Base	10 Years Certain(2)	10 Years Certain(2)

10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	174,000	812.58	814.32
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

	Standard Provisions			IAB – MAV Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan D – Last	Plan D – Last	IAB – MAV	Plan D – Last	Plan D – Last
at Exercise	Contract Value	Survivor No Refund(2)	Survivor No Refund(2)	Benefit Base	Survivor No Refund(2)	Survivor No Refund(2)

10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	174,000	657.72	650.76
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 143

Example — Income Assurer Benefit – 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

				Guaranteed
				Income
	Assumed			Benefit Base –
Contract	Contract	Purchase	5% Accumulation	5% Accumulation
Anniversary	Value	Payments	Benefit Base(1)	Benefit Base(2)

1	$108,000	$100,000	$105,000	$108,000
2	125,000	none	110,250	125,000
3	132,000	none	115,763	132,000
4	150,000	none	121,551	150,000
5	85,000	none	127,628	127,628
6	121,000	none	134,010	134,010
7	139,000	none	140,710	140,710
8	153,000	none	147,746	153,000
9	140,000	none	155,133	155,133
10	174,000	none	162,889	174,000
11	141,000	none	171,034	171,034
12	148,000	none	179,586	179,586
13	208,000	none	188,565	208,000
14	198,000	none	197,993	198,000
15	203,000	none	207,893	207,893

(1)	The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions			IAB – 5% RF Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan B – Life with	Plan B – Life with	IAB – 5% RF	Plan B – Life with	Plan B – Life with
at Exercise	Contract Value	10 Years Certain(2)	10 Years Certain(2)	Benefit Base	10 Years Certain(2)	10 Years Certain(2)

10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	171,034	778.20	779.91
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	198,000	974.16	976.14
15	203,000	1,025.15	1,027.18	207,893	1,049.86	1,051.94

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

 144  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

	Standard Provisions			IAB – 5% RF Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan D – Last	Plan D – Last	IAB – 5% RF	Plan D – Last	Plan D – Last
at Exercise	Contract Value	Survivor No Refund(2)	Survivor No Refund(2)	Benefit Base	Survivor No Refund(2)	Survivor No Refund(2)

10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	171,034	632.83	625.98
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	198,000	786.06	778.14
15	203,000	826.21	818.09	207,893	846.12	837.81

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

Example — Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

					Guaranteed
					Income
					Benefit Base –
					Greater of
	Assumed		Maximum		MAV or 5%
Contract	Contract	Purchase	Anniversary	5% Accumulation	Accumulation
Anniversary	Value	Payments	Value(1)	Benefit Base(1)	Benefit Base(2)

1	$108,000	$100,000	$108,000	$105,000	$108,000
2	125,000	none	125,000	110,250	125,000
3	132,000	none	132,000	115,763	132,000
4	150,000	none	150,000	121,551	150,000
5	85,000	none	150,000	127,628	150,000
6	121,000	none	150,000	134,010	150,000
7	139,000	none	150,000	140,710	150,000
8	153,000	none	153,000	147,746	153,000
9	140,000	none	153,000	155,133	155,133
10	174,000	none	174,000	162,889	174,000
11	141,000	none	174,000	171,034	174,000
12	148,000	none	174,000	179,586	179,586
13	208,000	none	208,000	188,565	208,000
14	198,000	none	208,000	197,993	208,000
15	203,000	none	208,000	207,893	208,000

(1)	The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 145

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions			IAB – Max Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan B – Life with	Plan B – Life with	IAB – Max	Plan B – Life with	Plan B – Life with
at Exercise	Contract Value	10 Years Certain(2)	10 Years Certain(2)	Benefit Base	10 Years Certain(2)	10 Years Certain(2)

10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

	Standard Provisions			IAB — Max Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan D – Last	Plan D – Last	IAB – Max	Plan D – Last	Plan D – Last
at Exercise	Contract Value	Survivor No Refund(2)	Survivor No Refund(2)	Benefit Base	Survivor No Refund(2)	Survivor No Refund(2)

10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

 146  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix M:

Example — Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up

Assumptions:

This example assumes that the covered person (for joint life, younger covered spouse) is 65 or older and there are no additional purchase payments or withdrawals.

•	You own a RiverSource variable annuity with a withdrawal benefit rider. You are currently invested in the Variable Portfolio — Moderately Aggressive Portfolio (Class 2) (a Portfolio Navigator fund) with a current rider fee of 0.65%.

Your Contract Value (CV) is $100,000 and your withdrawal benefit rider currently provides the following benefits:

1)	You can withdraw $6,000 a year for the rest of your life. This is your Annual Lifetime Payment. Or

2)	You can withdraw $7,000 a year until you have withdrawn a total of $100,000. This is your Guaranteed Benefit Payment.

Based on your current CV, you will pay a rider fee of approximately $650 on your next annuity contract anniversary.

•	The annual fee for this rider has increased to 0.95% for clients invested in the Variable Portfolio — Moderately Aggressive Portfolio (Class 2).

The following compares certain options available to you. Changes to rider values or fees are presented for two different scenarios where your CV increases to either $110,000 or $101,000 over the contract year:

1)	Elect to lock in your contract gains to your benefit values (Step up):

	CV of $110,000	CV of $101,000

Increase in Annual Lifetime Payment	$600	$60

Increase in Guaranteed Benefit Payment	$700	$70

Increase in Annual Rider Fee	0.30%	0.30%

Increase in Annual Contract Charge	$330	$303

Automatic Step ups will continue on your next anniversary (if available under your rider).

2)	Do not elect to lock in your contract gains (no Step up):

	CV of $110,000	CV of $101,000

Increase in Annual Lifetime Payment	$0	$0

Increase in Guaranteed Benefit Payment	$0	$0

Increase in Annual Rider Fee	0%	0%

Increase in Annual Contract Charge	$65	$6.50

Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. On your next anniversary, you will again have the option to elect the Step up (lock in contract gains)

3)	Move to one of the Portfolio Stabilizer funds and elect the Step up:

	CV of $110,000	CV of $101,000

Increase in Annual Lifetime Payment	$600	$60

Increase in Guaranteed Benefit Payment	$700	$70

Increase in Annual Rider Fee	0%	0%

Increase in Annual Contract Charge	$65	$6.50

Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. Automatic Step ups will continue on your next anniversary (if available under your rider).

The above example is for illustrative purposes only. The assumptions and calculations used are not intended to be consistent with any one rider, but instead are intended to provide an idea of how different scenarios would operate. Your specific rider may use different calculations for fees or have different benefits available. For a full description and rules applicable to Step up options under your rider, please see the “Optional Living Benefits” section.

Electing to Step up may result in different increases to the annual rider charge relative to the increase in your rider values. You should weigh the resulting increased charge due to the Step up versus the increases to your benefits to determine the option that is best for you.

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 147

Appendix N: Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts (if any) that were not available under your contract as of Dec. 31, 2013. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

Variable account charges of 1.70% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.16	$1.04	$1.09	$1.00	$0.82	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.16	$1.04	$1.09	$1.00	$0.82	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	1	2	2	2	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (08/30/2002)
Accumulation unit value at beginning of period	$1.34	$1.20	$1.60	$1.37	$0.91	$1.76	$1.50	$1.40	$1.38	$1.33
Accumulation unit value at end of period	$1.62	$1.34	$1.20	$1.60	$1.37	$0.91	$1.76	$1.50	$1.40	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	93	95	108	107	100	100	107	16	16	16

AllianceBernstein VPS Growth and Income Portfolio (Class B) (08/30/2002)
Accumulation unit value at beginning of period	$1.52	$1.32	$1.26	$1.14	$0.96	$1.65	$1.60	$1.39	$1.35	$1.24
Accumulation unit value at end of period	$2.01	$1.52	$1.32	$1.26	$1.14	$0.96	$1.65	$1.60	$1.39	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	45	52	40	56	61	84	154	167	189	109

AllianceBernstein VPS International Value Portfolio (Class B) (04/30/2004)
Accumulation unit value at beginning of period	$1.04	$0.93	$1.17	$1.15	$0.87	$1.89	$1.82	$1.37	$1.20	$1.00
Accumulation unit value at end of period	$1.26	$1.04	$0.93	$1.17	$1.15	$0.87	$1.89	$1.82	$1.37	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	4,800	6,162	7,923	8,703	28,798	37,213	21,915	15,378	8,725	1,580

American Century VP Inflation Protection, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.42	$1.34	$1.22	$1.18	$1.09	$1.13	$1.05	$1.05	$1.05	$1.00
Accumulation unit value at end of period	$1.28	$1.42	$1.34	$1.22	$1.18	$1.09	$1.13	$1.05	$1.05	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	7,394	7,159	8,705	12,467	14,455	14,852	23,568	25,472	20,290	3,919

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$1.11	$0.97	$0.99	$0.85	$0.67	$0.90	$1.00	—	—	—
Accumulation unit value at end of period	$1.41	$1.11	$0.97	$0.99	$0.85	$0.67	$0.90	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	6	9	—	—	—

American Century VP Ultra®, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.15	$1.03	$1.04	$0.91	$0.69	$1.20	$1.01	$1.06	$1.06	$1.00
Accumulation unit value at end of period	$1.55	$1.15	$1.03	$1.04	$0.91	$0.69	$1.20	$1.01	$1.06	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	2,397	3,136	4,210	5,777	7,197	7,837	8,361	23,813	6,935	1,154

American Century VP Value, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.28	$1.14	$1.15	$1.03	$0.88	$1.22	$1.31	$1.12	$1.09	$1.00
Accumulation unit value at end of period	$1.66	$1.28	$1.14	$1.15	$1.03	$0.88	$1.22	$1.31	$1.12	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	39	50	57	76	102	77	74	88	26	18

ClearBridge Variable Small Cap Growth Portfolio – Class I (05/01/2007)
Accumulation unit value at beginning of period	$1.21	$1.03	$1.04	$0.84	$0.60	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.75	$1.21	$1.03	$1.04	$0.84	$0.60	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	40	55	66	80	45	27	10	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$0.97	$0.98	$1.00	$1.02	$1.03	$1.03	$1.00	$0.97	$0.96	$0.97
Accumulation unit value at end of period	$0.95	$0.97	$0.98	$1.00	$1.02	$1.03	$1.03	$1.00	$0.97	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	1,861	2,444	4,164	3,587	19,621	8,230	5,476	2,192	1,151	399

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.39	$1.32	$1.26	$1.18	$1.05	$1.14	$1.10	$1.07	$1.07	$1.04
Accumulation unit value at end of period	$1.34	$1.39	$1.32	$1.26	$1.18	$1.05	$1.14	$1.10	$1.07	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	2,253	2,688	3,083	4,009	84,971	77,286	67,959	33,990	1,077	842

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.71	$1.52	$1.63	$1.42	$1.13	$1.94	$1.83	$1.55	$1.39	$1.20
Accumulation unit value at end of period	$2.13	$1.71	$1.52	$1.63	$1.42	$1.13	$1.94	$1.83	$1.55	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	4,934	6,228	8,456	10,953	63,435	55,414	35,371	27,624	9,764	608

 148  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$2.32	$1.96	$2.52	$2.14	$1.25	$2.75	$2.02	$1.54	$1.17	$1.00
Accumulation unit value at end of period	$2.24	$2.32	$1.96	$2.52	$2.14	$1.25	$2.75	$2.02	$1.54	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	1,745	1,827	2,530	2,741	12,170	16,976	10,106	9,010	5,172	1,070

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.84	$1.61	$1.55	$1.39	$0.92	$1.25	$1.25	$1.14	$1.12	$1.02
Accumulation unit value at end of period	$1.92	$1.84	$1.61	$1.55	$1.39	$0.92	$1.25	$1.25	$1.14	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	1,064	1,210	1,679	2,244	4,591	5,601	6,703	8,935	4,144	855

Columbia Variable Portfolio – Income Opportunities Fund (Class 2) (04/26/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.89	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,656	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/01/2004)
Accumulation unit value at beginning of period	$1.75	$1.55	$1.48	$1.33	$0.95	$1.19	$1.18	$1.11	$1.10	$1.00
Accumulation unit value at end of period	$1.80	$1.75	$1.55	$1.48	$1.33	$0.95	$1.19	$1.18	$1.11	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	545	711	1,002	1,436	41,498	25,442	20,776	8,355	8	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.41	$1.22	$1.42	$1.27	$1.01	$1.73	$1.56	$1.28	$1.14	$1.00
Accumulation unit value at end of period	$1.70	$1.41	$1.22	$1.42	$1.27	$1.01	$1.73	$1.56	$1.28	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	14	13	13	13	20	20	20	16	1

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.21	$1.02	$1.07	$0.93	$0.69	$1.27	$1.25	$1.14	$1.07	$1.00
Accumulation unit value at end of period	$1.55	$1.21	$1.02	$1.07	$0.93	$0.69	$1.27	$1.25	$1.14	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	215	274	231	331	809	5,059	3,798	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$0.75	$0.67	$0.64	$0.56	$0.46	$0.81	$0.80	$0.70	$0.67	$0.65
Accumulation unit value at end of period	$0.98	$0.75	$0.67	$0.64	$0.56	$0.46	$0.81	$0.80	$0.70	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	3,912	5,248	7,129	9,784	12,306	14,085	14,409	15,807	17,584	7,616

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.00	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	547	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.01	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,286	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,636	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.02	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,986	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (05/01/2007)
Accumulation unit value at beginning of period	$1.05	$0.95	$0.99	$0.83	$0.67	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.40	$1.05	$0.95	$0.99	$0.83	$0.67	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	690	1,102	1,550	1,822	76,608	52,069	30,376	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.72	$0.87	$0.78	$0.57	$1.13	$1.00	—	—	—
Accumulation unit value at end of period	$0.98	$0.83	$0.72	$0.87	$0.78	$0.57	$1.13	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8	22	40	44	70	20	17	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (08/30/2002)
Accumulation unit value at beginning of period	$1.54	$1.41	$1.69	$1.36	$0.85	$1.56	$1.40	$1.42	$1.31	$1.22
Accumulation unit value at end of period	$1.99	$1.54	$1.41	$1.69	$1.36	$0.85	$1.56	$1.40	$1.42	$1.31
Number of accumulation units outstanding at end of period (000 omitted)	154	202	258	314	406	643	597	708	735	335

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.94	$0.81	$0.90	$0.74	$0.54	$1.00	$1.00	—	—	—
Accumulation unit value at end of period	$1.27	$0.94	$0.81	$0.90	$0.74	$0.54	$1.00	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	147	158	174	171	136	136	136	—	—	—

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 149

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.28	$1.12	$1.13	$1.00	$0.81	$1.30	$1.26	$1.11	$1.08	$1.00
Accumulation unit value at end of period	$1.65	$1.28	$1.12	$1.13	$1.00	$0.81	$1.30	$1.26	$1.11	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	210	242	255	408	405	374	367	227	227	174

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (04/30/2004)
Accumulation unit value at beginning of period	$1.48	$1.35	$1.47	$1.18	$0.96	$1.36	$1.42	$1.21	$1.17	$1.00
Accumulation unit value at end of period	$1.95	$1.48	$1.35	$1.47	$1.18	$0.96	$1.36	$1.42	$1.21	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	369	586	802	962	40,544	28,150	20,212	23	4	2

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.20	$1.20	$1.20	$1.19	$1.14	$1.19	$1.15	$1.13	$1.13	$1.14
Accumulation unit value at end of period	$1.15	$1.20	$1.20	$1.20	$1.19	$1.14	$1.19	$1.15	$1.13	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	1,814	1,981	2,096	2,681	13,727	7,345	6,207	5,084	3,085	1,544

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2007)
Accumulation unit value at beginning of period	$0.80	$0.83	$0.97	$0.84	$0.72	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$0.70	$0.80	$0.83	$0.97	$0.84	$0.72	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	430	399	395	456	200	140	135	—	—	—

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.43	$1.22	$1.24	$0.99	$0.75	$1.28	$1.28	$1.21	$1.13	$1.00
Accumulation unit value at end of period	$1.90	$1.43	$1.22	$1.24	$0.99	$0.75	$1.28	$1.28	$1.21	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	5	5	13	19	21	20	19	22	15	13

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.37	$1.27	$1.18	$1.05	$0.87	$1.26	$1.20	$1.05	$1.03	$1.00
Accumulation unit value at end of period	$1.63	$1.37	$1.27	$1.18	$1.05	$0.87	$1.26	$1.20	$1.05	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	9	14	1	1	1	1

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.68	$0.82	$0.76	$0.62	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$0.95	$0.83	$0.68	$0.82	$0.76	$0.62	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9	9	18	18	19	17	18	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.10	$0.99	$1.25	$1.22	$0.95	$1.54	$1.51	$1.25	$1.14	$1.00
Accumulation unit value at end of period	$1.33	$1.10	$0.99	$1.25	$1.22	$0.95	$1.54	$1.51	$1.25	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	6	6	6	14	63	66	115	87	57	9

Eaton Vance VT Floating-Rate Income Fund (05/01/2007)
Accumulation unit value at beginning of period	$1.14	$1.08	$1.07	$1.00	$0.70	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.16	$1.14	$1.08	$1.07	$1.00	$0.70	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	737	841	986	1,158	31,381	22,672	16,330	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (08/30/2002)
Accumulation unit value at beginning of period	$1.88	$1.65	$1.73	$1.50	$1.13	$2.00	$1.74	$1.58	$1.38	$1.22
Accumulation unit value at end of period	$2.43	$1.88	$1.65	$1.73	$1.50	$1.13	$2.00	$1.74	$1.58	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	6,274	7,907	10,705	13,957	27,907	47,719	43,300	45,089	16,531	3,067

Fidelity® VIP Growth Portfolio Service Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.14	$1.01	$1.03	$0.84	$0.67	$1.29	$1.04	$0.99	$0.96	$0.94
Accumulation unit value at end of period	$1.52	$1.14	$1.01	$1.03	$0.84	$0.67	$1.29	$1.04	$0.99	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	68	70	107	128	125	129	305	368	324	327

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.35	$1.30	$1.23	$1.17	$1.03	$1.08	$1.06	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.30	$1.35	$1.30	$1.23	$1.17	$1.03	$1.08	$1.06	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	3,684	3,976	4,787	6,648	45,428	40,566	40,253	12,953	8,188	1,336

Fidelity® VIP Mid Cap Portfolio Service Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.31	$2.05	$2.34	$1.85	$1.35	$2.27	$2.00	$1.81	$1.56	$1.27
Accumulation unit value at end of period	$3.09	$2.31	$2.05	$2.34	$1.85	$1.35	$2.27	$2.00	$1.81	$1.56
Number of accumulation units outstanding at end of period (000 omitted)	949	1,289	1,684	2,096	12,835	18,330	11,091	7,570	3,100	1,208

Fidelity® VIP Overseas Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.25	$1.05	$1.30	$1.17	$0.94	$1.71	$1.49	$1.28	$1.10	$1.00
Accumulation unit value at end of period	$1.60	$1.25	$1.05	$1.30	$1.17	$0.94	$1.71	$1.49	$1.28	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	1,100	1,467	1,997	2,249	4,907	4,814	4,416	4,843	4,036	1,573

FTVIPT Franklin Income VIP Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.87	$1.69	$1.68	$1.52	$1.14	$1.65	$1.61	$1.39	$1.39	$1.24
Accumulation unit value at end of period	$2.10	$1.87	$1.69	$1.68	$1.52	$1.14	$1.65	$1.61	$1.39	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	705	817	1,164	1,832	2,044	2,501	3,051	2,743	2,554	2,119

 150  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.63	$1.45	$1.49	$1.36	$1.10	$1.78	$1.75	$1.50	$1.38	$1.25
Accumulation unit value at end of period	$2.05	$1.63	$1.45	$1.49	$1.36	$1.10	$1.78	$1.75	$1.50	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	780	940	1,054	1,353	1,660	1,878	2,787	9,197	2,844	3,112

FTVIPT Franklin Rising Dividends VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.38	$1.25	$1.20	$1.01	$0.88	$1.22	$1.28	$1.11	$1.09	$1.00
Accumulation unit value at end of period	$1.75	$1.38	$1.25	$1.20	$1.01	$0.88	$1.22	$1.28	$1.11	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	38	110	110	113	134	142	160	63	38	14

FTVIPT Franklin Small-Mid Cap Growth VIP Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$0.64	$0.59	$0.63	$0.50	$0.36	$0.63	$0.57	$0.54	$0.52	$0.48
Accumulation unit value at end of period	$0.87	$0.64	$0.59	$0.63	$0.50	$0.36	$0.63	$0.57	$0.54	$0.52
Number of accumulation units outstanding at end of period (000 omitted)	232	401	487	738	838	1,058	1,427	1,612	1,719	1,992

FTVIPT Templeton Global Bond VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$2.02	$1.79	$1.83	$1.63	$1.40	$1.34	$1.23	$1.11	$1.16	$1.00
Accumulation unit value at end of period	$2.02	$2.02	$1.79	$1.83	$1.63	$1.40	$1.34	$1.23	$1.11	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	2,699	3,010	3,899	4,938	34,264	32,433	35,814	23,082	7,734	1,493

FTVIPT Templeton Growth VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.21	$1.02	$1.12	$1.06	$0.82	$1.45	$1.44	$1.20	$1.12	$1.00
Accumulation unit value at end of period	$1.56	$1.21	$1.02	$1.12	$1.06	$0.82	$1.45	$1.44	$1.20	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	121	127	165	269	256	311	510	376	226	177

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (03/03/2000)
Accumulation unit value at beginning of period	$3.12	$2.68	$2.91	$2.37	$1.81	$2.93	$2.88	$2.53	$2.28	$1.84
Accumulation unit value at end of period	$4.08	$3.12	$2.68	$2.91	$2.37	$1.81	$2.93	$2.88	$2.53	$2.28
Number of accumulation units outstanding at end of period (000 omitted)	1,263	1,657	2,277	2,833	10,008	11,967	11,638	9,377	4,128	1,284

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (03/03/2000)
Accumulation unit value at beginning of period	$0.93	$0.82	$0.80	$0.72	$0.61	$0.98	$1.02	$0.92	$0.87	$0.77
Accumulation unit value at end of period	$1.25	$0.93	$0.82	$0.80	$0.72	$0.61	$0.98	$1.02	$0.92	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	248	262	266	322	468	492	587	636	956	816

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.96	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.32	$0.96	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	285	302	—	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.66	$1.42	$1.48	$1.30	$1.03	$1.63	$1.70	$1.49	$1.45	$1.26
Accumulation unit value at end of period	$2.22	$1.66	$1.42	$1.48	$1.30	$1.03	$1.63	$1.70	$1.49	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	6,708	8,817	12,380	16,064	35,637	43,373	36,774	36,888	18,912	3,700

Invesco V.I. Global Health Care Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.13	$0.95	$0.93	$0.90	$0.72	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.55	$1.13	$0.95	$0.93	$0.90	$0.72	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	14	17	27	29	14	17	9	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.93	$0.82	$0.89	$0.81	$0.61	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.08	$0.93	$0.82	$0.89	$0.81	$0.61	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	670	964	1,321	1,471	61,756	25,377	13,924	—	—	—

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.33	$1.22	$1.33	$1.19	$0.93	$1.33	$1.24	$1.14	$1.08	$1.00
Accumulation unit value at end of period	$1.68	$1.33	$1.22	$1.33	$1.19	$0.93	$1.33	$1.24	$1.14	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	195	267	342	426	560	664	808	912	1,051	427

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.97	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.30	$0.97	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	46	47	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (07/31/2002)
Accumulation unit value at beginning of period	$1.23	$1.07	$1.12	$1.07	$0.74	$1.56	$1.56	$1.41	$1.36	$1.24
Accumulation unit value at end of period	$1.62	$1.23	$1.07	$1.12	$1.07	$0.74	$1.56	$1.56	$1.41	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	775	1,043	1,475	1,830	2,251	2,882	2,554	2,791	3,249	1,479

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.01	$0.87	$0.94	$0.83	$0.62	$1.05	$1.00	—	—	—
Accumulation unit value at end of period	$1.29	$1.01	$0.87	$0.94	$0.83	$0.62	$1.05	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	623	960	1,385	1,565	65,361	54,012	36,050	—	—	—

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 151

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

MFS® New Discovery Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$1.54	$1.29	$1.47	$1.10	$0.69	$1.16	$1.15	$1.04	$1.00	$0.96
Accumulation unit value at end of period	$2.14	$1.54	$1.29	$1.47	$1.10	$0.69	$1.16	$1.15	$1.04	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	85	86	92	92	96	101	141	155	155	138

MFS® Total Return Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$1.35	$1.24	$1.24	$1.15	$0.99	$1.30	$1.28	$1.16	$1.15	$1.06
Accumulation unit value at end of period	$1.58	$1.35	$1.24	$1.24	$1.15	$0.99	$1.30	$1.28	$1.16	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	372	430	513	617	632	661	1,039	1,095	1,130	1,184

MFS® Utilities Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$2.78	$2.49	$2.38	$2.13	$1.63	$2.67	$2.13	$1.65	$1.44	$1.13
Accumulation unit value at end of period	$3.28	$2.78	$2.49	$2.38	$2.13	$1.63	$2.67	$2.13	$1.65	$1.44
Number of accumulation units outstanding at end of period (000 omitted)	18	24	37	43	56	66	103	85	72	63

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.87	$0.68	$0.77	$0.64	$0.46	$0.85	$1.00	—	—	—
Accumulation unit value at end of period	$0.88	$0.87	$0.68	$0.77	$0.64	$0.46	$0.85	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	156	200	296	333	14,104	18,345	7,208	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.15	$1.08	$1.18	$0.91	$0.59	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.55	$1.15	$1.08	$1.18	$0.91	$0.59	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	18	18	18	19	10	9	8	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (04/30/2004)
Accumulation unit value at beginning of period	$2.01	$1.77	$1.70	$1.34	$1.06	$1.74	$2.14	$1.58	$1.37	$1.00
Accumulation unit value at end of period	$2.01	$2.01	$1.77	$1.70	$1.34	$1.06	$1.74	$2.14	$1.58	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	125	140	199	289	498	554	553	510	443	177

Oppenheimer Capital Appreciation Fund/VA, Service Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.39	$1.25	$1.28	$1.20	$0.84	$1.58	$1.41	$1.33	$1.29	$1.24
Accumulation unit value at end of period	$1.77	$1.39	$1.25	$1.28	$1.20	$0.84	$1.58	$1.41	$1.33	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	2,640	3,235	4,237	5,659	6,442	7,744	7,383	8,562	6,720	1,419

Oppenheimer Global Fund/VA, Service Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.67	$1.40	$1.56	$1.37	$1.00	$1.71	$1.64	$1.42	$1.27	$1.08
Accumulation unit value at end of period	$2.08	$1.67	$1.40	$1.56	$1.37	$1.00	$1.71	$1.64	$1.42	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	219	279	320	469	582	612	831	683	680	562

Oppenheimer Global Strategic Income Fund/VA, Service Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.76	$1.58	$1.60	$1.41	$1.21	$1.44	$1.34	$1.27	$1.26	$1.18
Accumulation unit value at end of period	$1.72	$1.76	$1.58	$1.60	$1.41	$1.21	$1.44	$1.34	$1.27	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	3,753	4,137	5,377	6,880	57,951	47,806	44,474	21,466	9,445	2,076

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (07/31/2002)
Accumulation unit value at beginning of period	$2.05	$1.77	$1.85	$1.53	$1.14	$1.86	$1.92	$1.70	$1.58	$1.35
Accumulation unit value at end of period	$2.84	$2.05	$1.77	$1.85	$1.53	$1.14	$1.86	$1.92	$1.70	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	113	120	160	185	206	207	221	168	168	143

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2007)
Accumulation unit value at beginning of period	$1.28	$1.13	$1.13	$1.02	$0.85	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.26	$1.28	$1.13	$1.13	$1.02	$0.85	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	694	801	1,040	1,090	33,919	46,677	37,481	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.34	$1.11	$1.15	$1.14	$0.92	$1.13	$1.15	$1.14	$1.02	$0.97
Accumulation unit value at end of period	$1.86	$1.34	$1.11	$1.15	$1.14	$0.92	$1.13	$1.15	$1.14	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	5	7	23	97	123	136	162	175	177

Putnam VT International Equity Fund – Class IB Shares (03/03/2000)
Accumulation unit value at beginning of period	$0.72	$0.60	$0.74	$0.68	$0.56	$1.01	$0.95	$0.75	$0.68	$0.60
Accumulation unit value at end of period	$0.91	$0.72	$0.60	$0.74	$0.68	$0.56	$1.01	$0.95	$0.75	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	327	412	526	877	955	1,134	1,511	1,624	1,716	1,786

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.21	$1.05	$1.13	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.62	$1.21	$1.05	$1.13	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	57	59	84	125	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.27	$1.10	$1.18	$0.95	$0.73	$1.23	$1.44	$1.25	$1.18	$1.00
Accumulation unit value at end of period	$1.75	$1.27	$1.10	$1.18	$0.95	$0.73	$1.23	$1.44	$1.25	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	213	269	285	299	325	340	355	5,948	89	5

 152  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.06	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.41	$1.19	$1.06	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,783	2,584	3,578	3,678	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.06	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.41	$1.19	$1.06	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	28,242	44,183	57,497	68,262	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.29	$1.25	$1.15	$1.12	$1.07	$1.09	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.20	$1.29	$1.25	$1.15	$1.12	$1.07	$1.09	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,344	1,621	2,043	2,737	67,428	34,578	35,149	26,599	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.11	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.11	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,444	7,169	4,700	2,476	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.11	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.11	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	36,993	46,958	53,602	58,932	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.07	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.28	$1.17	$1.07	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	39,551	39,235	36,336	32,170	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.07	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.28	$1.17	$1.07	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	339,717	399,382	458,939	516,525	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.18	$1.07	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.18	$1.07	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	26,387	25,607	28,278	25,057	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.18	$1.07	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.18	$1.07	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	113,017	154,016	213,018	254,807	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.14	$1.07	$1.06	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.14	$1.07	$1.06	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8,358	11,168	9,842	6,739	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.14	$1.07	$1.07	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.14	$1.07	$1.07	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	48,291	60,919	69,228	81,004	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (05/01/2002)
Accumulation unit value at beginning of period	$1.68	$1.50	$1.60	$1.31	$0.98	$1.45	$1.55	$1.31	$1.26	$1.07
Accumulation unit value at end of period	$2.22	$1.68	$1.50	$1.60	$1.31	$0.98	$1.45	$1.55	$1.31	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	2,498	3,372	4,522	5,828	9,670	11,364	11,900	10,097	9,125	1,935

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.87	$0.80	$0.84	$0.77	$0.60	$0.99	$1.00	—	—	—
Accumulation unit value at end of period	$1.10	$0.87	$0.80	$0.84	$0.77	$0.60	$0.99	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	833	1,245	1,741	2,012	81,300	45,483	28,284	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.36	$1.19	$1.29	$1.08	$0.80	$1.29	$1.24	$1.08	$1.10	$1.00
Accumulation unit value at end of period	$1.82	$1.36	$1.19	$1.29	$1.08	$0.80	$1.29	$1.24	$1.08	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	7	7	7	7	7	8	8	2

Wanger International (04/30/2004)
Accumulation unit value at beginning of period	$2.15	$1.80	$2.14	$1.74	$1.18	$2.21	$1.94	$1.44	$1.20	$1.00
Accumulation unit value at end of period	$2.59	$2.15	$1.80	$2.14	$1.74	$1.18	$2.21	$1.94	$1.44	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	1,182	1,483	2,072	2,430	14,141	19,452	10,278	8,406	4,181	858

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 153

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Wanger USA (04/30/2004)
Accumulation unit value at beginning of period	$1.56	$1.32	$1.39	$1.15	$0.82	$1.39	$1.34	$1.26	$1.15	$1.00
Accumulation unit value at end of period	$2.05	$1.56	$1.32	$1.39	$1.15	$0.82	$1.39	$1.34	$1.26	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	1,651	2,250	3,139	4,208	17,593	17,008	13,828	7,563	5,332	946

Variable account charges of 2.20% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.13	$1.02	$1.08	$1.00	$0.82	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.29	$1.13	$1.02	$1.08	$1.00	$0.82	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (05/01/2007)
Accumulation unit value at beginning of period	$0.85	$0.77	$1.02	$0.88	$0.59	$1.15	$1.00	—	—	—
Accumulation unit value at end of period	$1.02	$0.85	$0.77	$1.02	$0.88	$0.59	$1.15	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (04/30/2004)
Accumulation unit value at beginning of period	$1.16	$1.01	$0.97	$0.88	$0.75	$1.29	$1.26	$1.10	$1.07	$1.00
Accumulation unit value at end of period	$1.52	$1.16	$1.01	$0.97	$0.88	$0.75	$1.29	$1.26	$1.10	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (04/30/2004)
Accumulation unit value at beginning of period	$1.00	$0.90	$1.14	$1.11	$0.85	$1.85	$1.80	$1.36	$1.19	$1.00
Accumulation unit value at end of period	$1.20	$1.00	$0.90	$1.14	$1.11	$0.85	$1.85	$1.80	$1.36	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	10	15	14	15	24	40	59	67	39	6

American Century VP Inflation Protection, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.36	$1.29	$1.18	$1.15	$1.07	$1.11	$1.03	$1.04	$1.05	$1.00
Accumulation unit value at end of period	$1.22	$1.36	$1.29	$1.18	$1.15	$1.07	$1.11	$1.03	$1.04	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	7	8	7	8	8	19	141	224	126	22

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$1.08	$0.95	$0.98	$0.84	$0.66	$0.89	$1.00	—	—	—
Accumulation unit value at end of period	$1.37	$1.08	$0.95	$0.98	$0.84	$0.66	$0.89	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Ultra®, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.10	$0.99	$1.00	$0.89	$0.67	$1.18	$1.00	$1.06	$1.06	$1.00
Accumulation unit value at end of period	$1.48	$1.10	$0.99	$1.00	$0.89	$0.67	$1.18	$1.00	$1.06	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	12	18	18	19	19	42	91	149	50	—

American Century VP Value, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.23	$1.09	$1.11	$1.00	$0.86	$1.20	$1.29	$1.11	$1.09	$1.00
Accumulation unit value at end of period	$1.58	$1.23	$1.09	$1.11	$1.00	$0.86	$1.20	$1.29	$1.11	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (05/01/2007)
Accumulation unit value at beginning of period	$1.18	$1.01	$1.02	$0.83	$0.59	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.70	$1.18	$1.01	$1.02	$0.83	$0.59	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	4	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$0.96	$0.98	$1.00	$1.02	$1.04	$1.04	$1.02	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$0.94	$0.96	$0.98	$1.00	$1.02	$1.04	$1.04	$1.02	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	6	6	5	61	73	353	—	7	4	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.29	$1.23	$1.17	$1.11	$0.99	$1.08	$1.05	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.23	$1.29	$1.23	$1.17	$1.11	$0.99	$1.08	$1.05	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	11	59	105	66	40	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.36	$1.22	$1.31	$1.15	$0.92	$1.58	$1.50	$1.28	$1.15	$1.00
Accumulation unit value at end of period	$1.69	$1.36	$1.22	$1.31	$1.15	$0.92	$1.58	$1.50	$1.28	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	15	22	23	28	51	82	160	181	83	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$2.22	$1.88	$2.44	$2.08	$1.22	$2.70	$2.00	$1.52	$1.16	$1.00
Accumulation unit value at end of period	$2.13	$2.22	$1.88	$2.44	$2.08	$1.22	$2.70	$2.00	$1.52	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	4	5	5	7	8	18	32	46	24	3

 154  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 2.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.70	$1.51	$1.46	$1.31	$0.87	$1.19	$1.19	$1.10	$1.08	$1.00
Accumulation unit value at end of period	$1.77	$1.70	$1.51	$1.46	$1.31	$0.87	$1.19	$1.19	$1.10	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	1	6	38	55	30	4

Columbia Variable Portfolio – Income Opportunities Fund (Class 2) (04/26/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.89	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/01/2004)
Accumulation unit value at beginning of period	$1.67	$1.49	$1.43	$1.30	$0.93	$1.17	$1.17	$1.10	$1.09	$1.00
Accumulation unit value at end of period	$1.72	$1.67	$1.49	$1.43	$1.30	$0.93	$1.17	$1.17	$1.10	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	4	14	23	31	14	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.35	$1.18	$1.37	$1.23	$0.99	$1.70	$1.54	$1.27	$1.14	$1.00
Accumulation unit value at end of period	$1.62	$1.35	$1.18	$1.37	$1.23	$0.99	$1.70	$1.54	$1.27	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.16	$0.98	$1.04	$0.91	$0.68	$1.24	$1.23	$1.13	$1.07	$1.00
Accumulation unit value at end of period	$1.47	$1.16	$0.98	$1.04	$0.91	$0.68	$1.24	$1.23	$1.13	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	1	1	1	1	1	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.12	$1.00	$0.98	$0.85	$0.70	$1.24	$1.23	$1.09	$1.05	$1.00
Accumulation unit value at end of period	$1.46	$1.12	$1.00	$0.98	$0.85	$0.70	$1.24	$1.23	$1.09	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	2	14	21	19

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.00	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.01	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.02	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (05/01/2007)
Accumulation unit value at beginning of period	$1.02	$0.93	$0.97	$0.82	$0.66	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.35	$1.02	$0.93	$0.97	$0.82	$0.66	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	1	10	35	35	43	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.70	$0.86	$0.77	$0.57	$1.13	$1.00	—	—	—
Accumulation unit value at end of period	$0.95	$0.81	$0.70	$0.86	$0.77	$0.57	$1.13	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.20	$1.10	$1.33	$1.07	$0.67	$1.25	$1.12	$1.15	$1.06	$1.00
Accumulation unit value at end of period	$1.54	$1.20	$1.10	$1.33	$1.07	$0.67	$1.25	$1.12	$1.15	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	1	1	1

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.91	$0.79	$0.88	$0.73	$0.53	$0.99	$1.00	—	—	—
Accumulation unit value at end of period	$1.23	$0.91	$0.79	$0.88	$0.73	$0.53	$0.99	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.22	$1.08	$1.09	$0.97	$0.79	$1.28	$1.24	$1.10	$1.08	$1.00
Accumulation unit value at end of period	$1.58	$1.22	$1.08	$1.09	$0.97	$0.79	$1.28	$1.24	$1.10	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 155

Variable account charges of 2.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (04/30/2004)
Accumulation unit value at beginning of period	$1.42	$1.30	$1.42	$1.15	$0.94	$1.34	$1.40	$1.20	$1.16	$1.00
Accumulation unit value at end of period	$1.86	$1.42	$1.30	$1.42	$1.15	$0.94	$1.34	$1.40	$1.20	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	3	16	18	30	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.01	$1.02	$1.02	$1.02	$0.98	$1.03	$1.00	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$0.97	$1.01	$1.02	$1.02	$1.02	$0.98	$1.03	$1.00	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	3	14	21	—	9	5	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.81	$0.95	$0.83	$0.71	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$0.68	$0.78	$0.81	$0.95	$0.83	$0.71	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.37	$1.18	$1.20	$0.97	$0.73	$1.25	$1.26	$1.20	$1.13	$1.00
Accumulation unit value at end of period	$1.81	$1.37	$1.18	$1.20	$0.97	$0.73	$1.25	$1.26	$1.20	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.31	$1.22	$1.15	$1.02	$0.85	$1.24	$1.18	$1.04	$1.02	$1.00
Accumulation unit value at end of period	$1.55	$1.31	$1.22	$1.15	$1.02	$0.85	$1.24	$1.18	$1.04	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.80	$0.67	$0.80	$0.75	$0.61	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$0.92	$0.80	$0.67	$0.80	$0.75	$0.61	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.05	$0.96	$1.20	$1.18	$0.92	$1.51	$1.49	$1.24	$1.14	$1.00
Accumulation unit value at end of period	$1.26	$1.05	$0.96	$1.20	$1.18	$0.92	$1.51	$1.49	$1.24	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (05/01/2007)
Accumulation unit value at beginning of period	$1.11	$1.05	$1.05	$0.98	$0.70	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.12	$1.11	$1.05	$1.05	$0.98	$0.70	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	2	15	27	13	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.45	$1.27	$1.34	$1.17	$0.88	$1.58	$1.37	$1.26	$1.10	$1.00
Accumulation unit value at end of period	$1.85	$1.45	$1.27	$1.34	$1.17	$0.88	$1.58	$1.37	$1.26	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	17	25	26	31	38	83	177	296	101	8

Fidelity® VIP Growth Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.17	$1.05	$1.07	$0.88	$0.71	$1.37	$1.10	$1.06	$1.03	$1.00
Accumulation unit value at end of period	$1.56	$1.17	$1.05	$1.07	$0.88	$0.71	$1.37	$1.10	$1.06	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.29	$1.25	$1.19	$1.13	$1.00	$1.06	$1.04	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.24	$1.29	$1.25	$1.19	$1.13	$1.00	$1.06	$1.04	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	9	11	10	13	36	65	166	215	115	19

Fidelity® VIP Mid Cap Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.72	$1.53	$1.76	$1.40	$1.02	$1.73	$1.53	$1.40	$1.21	$1.00
Accumulation unit value at end of period	$2.28	$1.72	$1.53	$1.76	$1.40	$1.02	$1.73	$1.53	$1.40	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	3	5	5	6	13	23	38	39	16	—

Fidelity® VIP Overseas Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.20	$1.02	$1.26	$1.14	$0.92	$1.68	$1.47	$1.27	$1.10	$1.00
Accumulation unit value at end of period	$1.52	$1.20	$1.02	$1.26	$1.14	$0.92	$1.68	$1.47	$1.27	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	1	2	5	6	5

FTVIPT Franklin Income VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.45	$1.31	$1.31	$1.19	$0.90	$1.30	$1.29	$1.11	$1.12	$1.00
Accumulation unit value at end of period	$1.61	$1.45	$1.31	$1.31	$1.19	$0.90	$1.30	$1.29	$1.11	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.23	$1.10	$1.14	$1.05	$0.85	$1.38	$1.36	$1.18	$1.09	$1.00
Accumulation unit value at end of period	$1.54	$1.23	$1.10	$1.14	$1.05	$0.85	$1.38	$1.36	$1.18	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	7	6	16	—	—

 156  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 2.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

FTVIPT Franklin Rising Dividends VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.32	$1.20	$1.16	$0.98	$0.86	$1.20	$1.26	$1.10	$1.09	$1.00
Accumulation unit value at end of period	$1.67	$1.32	$1.20	$1.16	$0.98	$0.86	$1.20	$1.26	$1.10	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Small-Mid Cap Growth VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.27	$1.17	$1.26	$1.01	$0.72	$1.27	$1.17	$1.10	$1.07	$1.00
Accumulation unit value at end of period	$1.71	$1.27	$1.17	$1.26	$1.01	$0.72	$1.27	$1.17	$1.10	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Templeton Global Bond VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.94	$1.72	$1.77	$1.58	$1.36	$1.31	$1.21	$1.10	$1.16	$1.00
Accumulation unit value at end of period	$1.92	$1.94	$1.72	$1.77	$1.58	$1.36	$1.31	$1.21	$1.10	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	2	3	3	5	18	34	64	78	39	8

FTVIPT Templeton Growth VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.16	$0.98	$1.08	$1.03	$0.80	$1.42	$1.42	$1.19	$1.12	$1.00
Accumulation unit value at end of period	$1.49	$1.16	$0.98	$1.08	$1.03	$0.80	$1.42	$1.42	$1.19	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.57	$1.36	$1.48	$1.21	$0.93	$1.51	$1.49	$1.32	$1.19	$1.00
Accumulation unit value at end of period	$2.04	$1.57	$1.36	$1.48	$1.21	$0.93	$1.51	$1.49	$1.32	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	5	7	7	12	17	30	58	65	28	3

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.86	$0.77	$0.75	$0.68	$0.58	$0.93	$1.00	—	—	—
Accumulation unit value at end of period	$1.15	$0.86	$0.77	$0.75	$0.68	$0.58	$0.93	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.96	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.31	$0.96	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.24	$1.06	$1.11	$0.98	$0.78	$1.24	$1.30	$1.15	$1.13	$1.00
Accumulation unit value at end of period	$1.64	$1.24	$1.06	$1.11	$0.98	$0.78	$1.24	$1.30	$1.15	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	18	29	31	34	42	78	192	235	119	13

Invesco V.I. Global Health Care Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.09	$0.93	$0.91	$0.89	$0.71	$1.02	$1.00	—	—	—
Accumulation unit value at end of period	$1.50	$1.09	$0.93	$0.91	$0.89	$0.71	$1.02	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.90	$0.80	$0.88	$0.80	$0.60	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.04	$0.90	$0.80	$0.88	$0.80	$0.60	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	3	23	20	22	—	—	—

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.28	$1.18	$1.29	$1.16	$0.91	$1.31	$1.22	$1.13	$1.07	$1.00
Accumulation unit value at end of period	$1.60	$1.28	$1.18	$1.29	$1.16	$0.91	$1.31	$1.22	$1.13	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	1	1	1

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.97	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.29	$0.97	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (04/30/2004)
Accumulation unit value at beginning of period	$0.94	$0.81	$0.86	$0.82	$0.57	$1.21	$1.22	$1.10	$1.07	$1.00
Accumulation unit value at end of period	$1.22	$0.94	$0.81	$0.86	$0.82	$0.57	$1.21	$1.22	$1.10	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	5	5	6

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.98	$0.85	$0.92	$0.82	$0.62	$1.05	$1.00	—	—	—
Accumulation unit value at end of period	$1.25	$0.98	$0.85	$0.92	$0.82	$0.62	$1.05	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	1	7	33	38	55	—	—	—

MFS® New Discovery Series – Service Class (04/30/2004)
Accumulation unit value at beginning of period	$1.53	$1.30	$1.48	$1.11	$0.70	$1.18	$1.18	$1.07	$1.04	$1.00
Accumulation unit value at end of period	$2.12	$1.53	$1.30	$1.48	$1.11	$0.70	$1.18	$1.18	$1.07	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 157

Variable account charges of 2.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

MFS® Total Return Series – Service Class (04/30/2004)
Accumulation unit value at beginning of period	$1.22	$1.13	$1.13	$1.06	$0.92	$1.21	$1.19	$1.09	$1.08	$1.00
Accumulation unit value at end of period	$1.42	$1.22	$1.13	$1.13	$1.06	$0.92	$1.21	$1.19	$1.09	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® Utilities Series – Service Class (04/30/2004)
Accumulation unit value at beginning of period	$2.28	$2.06	$1.98	$1.78	$1.37	$2.25	$1.81	$1.41	$1.24	$1.00
Accumulation unit value at end of period	$2.68	$2.28	$2.06	$1.98	$1.78	$1.37	$2.25	$1.81	$1.41	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	2	—	—	—	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.85	$0.67	$0.76	$0.64	$0.46	$0.84	$1.00	—	—	—
Accumulation unit value at end of period	$0.85	$0.85	$0.67	$0.76	$0.64	$0.46	$0.84	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	1	6	9	11	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.12	$1.05	$1.16	$0.90	$0.58	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.50	$1.12	$1.05	$1.16	$0.90	$0.58	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.92	$1.70	$1.65	$1.30	$1.03	$1.71	$2.11	$1.57	$1.37	$1.00
Accumulation unit value at end of period	$1.92	$1.92	$1.70	$1.65	$1.30	$1.03	$1.71	$2.11	$1.57	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	3	3	3

Oppenheimer Capital Appreciation Fund/VA, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.09	$0.98	$1.02	$0.95	$0.68	$1.27	$1.14	$1.08	$1.06	$1.00
Accumulation unit value at end of period	$1.38	$1.09	$0.98	$1.02	$0.95	$0.68	$1.27	$1.14	$1.08	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	8	12	12	12	11	19	57	87	48	8

Oppenheimer Global Fund/VA, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.46	$1.23	$1.37	$1.21	$0.89	$1.53	$1.47	$1.28	$1.15	$1.00
Accumulation unit value at end of period	$1.81	$1.46	$1.23	$1.37	$1.21	$0.89	$1.53	$1.47	$1.28	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.42	$1.29	$1.31	$1.16	$1.00	$1.20	$1.12	$1.07	$1.07	$1.00
Accumulation unit value at end of period	$1.39	$1.42	$1.29	$1.31	$1.16	$1.00	$1.20	$1.12	$1.07	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	4	5	6	10	34	60	120	136	68	12

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.45	$1.26	$1.32	$1.10	$0.82	$1.35	$1.40	$1.25	$1.16	$1.00
Accumulation unit value at end of period	$2.00	$1.45	$1.26	$1.32	$1.10	$0.82	$1.35	$1.40	$1.25	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2007)
Accumulation unit value at beginning of period	$1.24	$1.11	$1.11	$1.01	$0.85	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.22	$1.24	$1.11	$1.11	$1.01	$0.85	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	1	5	25	43	46	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.29	$1.08	$1.11	$1.11	$0.90	$1.11	$1.14	$1.14	$1.03	$1.00
Accumulation unit value at end of period	$1.78	$1.29	$1.08	$1.11	$1.11	$0.90	$1.11	$1.14	$1.14	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT International Equity Fund – Class IB Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.15	$0.97	$1.19	$1.11	$0.91	$1.66	$1.56	$1.25	$1.14	$1.00
Accumulation unit value at end of period	$1.45	$1.15	$0.97	$1.19	$1.11	$0.91	$1.66	$1.56	$1.25	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.19	$1.05	$1.13	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.59	$1.19	$1.05	$1.13	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.22	$1.06	$1.14	$0.92	$0.72	$1.21	$1.42	$1.23	$1.18	$1.00
Accumulation unit value at end of period	$1.66	$1.22	$1.06	$1.14	$0.92	$0.72	$1.21	$1.42	$1.23	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	5	4	12	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.05	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.17	$1.05	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 158  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 2.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.06	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.17	$1.06	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	219	221	223	266	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.25	$1.21	$1.12	$1.10	$1.06	$1.08	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.16	$1.25	$1.21	$1.12	$1.10	$1.06	$1.08	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	6	29	44	38	29	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.10	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.10	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.10	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.10	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.15	$1.06	$1.08	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.15	$1.06	$1.08	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	47	47	47	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.15	$1.06	$1.08	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.15	$1.06	$1.08	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	220	227	239	257	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.06	$1.10	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.17	$1.06	$1.10	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.06	$1.10	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.33	$1.17	$1.06	$1.10	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	69	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.12	$1.06	$1.06	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.12	$1.06	$1.06	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.13	$1.06	$1.06	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.13	$1.06	$1.06	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	61	61	61	61	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.47	$1.32	$1.41	$1.16	$0.87	$1.30	$1.40	$1.19	$1.15	$1.00
Accumulation unit value at end of period	$1.93	$1.47	$1.32	$1.41	$1.16	$0.87	$1.30	$1.40	$1.19	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	7	10	10	10	11	17	56	72	43	5

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.85	$0.78	$0.83	$0.76	$0.59	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.06	$0.85	$0.78	$0.83	$0.76	$0.59	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	1	6	38	35	41	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.31	$1.14	$1.25	$1.05	$0.78	$1.26	$1.22	$1.08	$1.09	$1.00
Accumulation unit value at end of period	$1.74	$1.31	$1.14	$1.25	$1.05	$0.78	$1.26	$1.22	$1.08	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wanger International (04/30/2004)
Accumulation unit value at beginning of period	$2.06	$1.73	$2.07	$1.70	$1.16	$2.17	$1.91	$1.42	$1.20	$1.00
Accumulation unit value at end of period	$2.46	$2.06	$1.73	$2.07	$1.70	$1.16	$2.17	$1.91	$1.42	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	4	6	7	7	13	22	46	61	32	3

Wanger USA (04/30/2004)
Accumulation unit value at beginning of period	$1.49	$1.27	$1.35	$1.12	$0.80	$1.36	$1.32	$1.25	$1.15	$1.00
Accumulation unit value at end of period	$1.96	$1.49	$1.27	$1.35	$1.12	$0.80	$1.36	$1.32	$1.25	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	4	6	6	8	14	18	49	56	28	4

RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 159

Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts	p. 3

Rating Agencies	p. 4

Revenues Received During Calendar Year 2013	p. 4

Principal Underwriter	p. 5

Independent Registered Public Accounting Firm	p. 5

Condensed Financial Information (Unaudited)	p. 6

Financial Statements

 160  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-333-3437

RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.

©2008-2014 RiverSource Life Insurance Company. All rights reserved.
273416 R (5/14)

Prospectus

May 1, 2014

RiverSource®

FlexChoice Variable Annuity

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

Issued by:	RiverSource Life Insurance Company (RiverSource Life)

829 Ameriprise Financial Center
Minneapolis, MN 55474
Telephone: 1-800-333-3437
(Corporate Office)
RiverSource Variable Annuity Account/RiverSource MVA Account

New contracts are not currently being offered.

This prospectus contains information that you should know before investing in RiverSource FlexChoice Variable Annuity Contract Option L and Contract Option C. The information in this prospectus applies to both contracts unless stated otherwise.

Prospectuses are also available for:

Columbia Funds Variable Series Trust II
Fidelity® Variable Insurance Products – Service Class
Franklin® Templeton® Variable Insurance Products
  Trust (FTVIPT) – Class 2
Invesco Variable Insurance Funds
MFS® Variable Insurance Trustsm
Putnam Variable Trust – Class IB Shares

Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity’s features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 1

 2  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.

Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract before we deduct any applicable charges.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.

Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

One-year fixed account: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code.

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 3

•	Roth IRAs including inherited Roth IRAs under Section 408A of the Code

•	Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

•	Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered nonqualified annuities.

Retirement date: The date when annuity payouts are scheduled to begin.

Rider effective date: The date a rider becomes effective as stated in the rider.

RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

 4  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

The Contract in Brief

This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule and investment options in the GPAs, one-year fixed account and/or the subaccounts. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee and allows investment in the subaccounts only. Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest.

Purpose: The purpose of these contracts is to allow you to accumulate money for retirement or similar long-term goal. You do this by making one or more purchase payments. For contract Option L, you may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts. For contract Option C, you may allocate purchase payments to the subaccounts. For both contract Option L and contract Option C, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

It may have not been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (“IRS”) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes-1035 Exchanges”.)

Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

Accounts: Generally, you may allocate purchase payments to the GPAs, one-year fixed account and/or the subaccounts, depending on the contract option you select.

If you select contract Option L, you may allocate your purchase payments among any or all of:

•	the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see “The Variable Account and the Funds”)

•	GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See “The Guarantee Period Accounts (GPAs)”)

•	one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See “The One-Year Fixed Account”)

If you select contract Option C and your application is signed on or after May 1, 2003, you may allocate purchase payments to the subaccounts only. For applications dated prior to May 1, 2003, investment in the GPAs and one-year fixed account is not restricted in most states.

Buying a contract: We no longer offer new contracts. However, you have the option of making additional purchase payments to your contract. Some states have time limitations for making additional payments. (See “Buying Your Contract”)

Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA, unless an

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 5

exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See “Making the Most of Your Contract — Transferring Among Accounts”).

Withdrawals: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty that may apply if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See “Withdrawals”)

Optional benefits: These contracts offer optional features that are available for additional charges if you meet certain criteria. (see “Optional Benefits”)

Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See “Benefits in Case of Death”).

Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See “The Annuity Payout Period”).

Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See “Taxes”).

 6  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

Expense Summary

The following tables describe the fees and expenses that you will pay when buying, owning and making a withdrawal from the contract. The first table describes the fees and expenses that you paid at the time that you bought the contract and will pay when you make a withdrawal from the contract. State premium taxes also may be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal charge

(contingent deferred sales charge as a percentage of the amount withdrawn)
You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

Contract year for	Withdrawal charge
Contract Option L	percentage

1-2	8%

3	7

4	6

5 and later	0

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You can choose either contract Option L or Option C and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

	Variable account	Total mortality and	Total variable
If you select contract Option L and:	administrative charge	expense risk fee	account expenses

Return of Purchase Payment (ROP) death benefit	0.15%	1.25%	1.40%

Maximum Anniversary Value (MAV) death benefit	0.15	1.35	1.50

Enhanced Death Benefit (EDB)	0.15	1.55	1.70

If you select contract Option C and:

ROP death benefit	0.15	1.35	1.50

MAV death benefit	0.15	1.45	1.60

EDB	0.15	1.65	1.80

OTHER ANNUAL EXPENSES

Annual contract administrative charge	$40

(We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.)

Benefit Protector Death Benefit Rider (Benefit Protector) fee	0.25%	*

(As a percentage of the contract value charged annually on the contract anniversary.)

Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus) fee	0.40%	*

(As a percentage of the contract value charged annually on the contract anniversary.)

Guaranteed Minimum Income Benefit Rider (GMIB) fee	0.70%	**

(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

*	This fee applies only if you elect this optional feature.
**	For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB — 0.30%.

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 7

ANNUAL OPERATING EXPENSES OF THE FUNDS
The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the contract. These operating expenses are for the fiscal year ended Dec. 31, 2013, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the total operating expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Minimum and maximum annual operating expenses for the funds

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)

	Minimum	Maximum

Total expenses before fee waivers and/or expense reimbursements	0.61%	1.21%

(1)	Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund’s affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund’s distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution
		and/or Service		Acquired fund	Total annual
	Management	12b-1	Other	fees and	operating
Fund name**	fees(%)	fees(%)	expenses(%)	expenses(%)***	expenses(%)

Columbia Variable Portfolio – Balanced Fund (Class 3)	0.64%	0.13%	0.16%	—%	0.93%

Columbia Variable Portfolio – Cash Management Fund (Class 3)	0.33	0.13	0.15	—	0.61

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	0.41	0.13	0.14	—	0.68

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	0.56	0.13	0.14	—	0.83

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	0.58	0.13	0.18	—	0.89

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	0.64	0.13	0.15	—	0.92

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3)	0.79	0.13	0.20	—	1.12

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)	0.36	0.13	0.13	—	0.62

Fidelity® VIP Balanced Portfolio Service Class 2	0.40	0.25	0.13	—	0.78

Fidelity® VIP Growth & Income Portfolio Service Class 2	0.45	0.25	0.13	—	0.83

Fidelity® VIP Growth Portfolio Service Class 2	0.55	0.25	0.11	—	0.91

Fidelity® VIP Mid Cap Portfolio Service Class 2	0.55	0.25	0.09	—	0.89

FTVIPT Franklin Mutual Shares VIP Fund – Class 2**	0.60	0.25	0.11	—	0.96

FTVIPT Franklin Small Cap Value VIP Fund – Class 2**	0.50	0.25	0.13	—	0.88

FTVIPT Franklin Small-Mid Cap Growth VIP Fund – Class 2**	0.77	0.25	0.03	—	1.05	(1)

FTVIPT Templeton Foreign VIP Fund – Class 2**	0.64	0.25	0.14	—	1.03

Invesco V.I. American Franchise Fund, Series II Shares	0.67	0.25	0.29	—	1.21

Invesco V.I. Core Equity Fund, Series II Shares	0.61	0.25	0.29	0.02	1.17	(2)

MFS® Investors Trust Series – Service Class	0.75	0.25	0.06	—	1.06

MFS® New Discovery Series – Service Class	0.90	0.25	0.06	—	1.21

MFS® Total Return Series – Service Class	0.75	0.25	0.04	—	1.04	(3)

MFS® Utilities Series – Service Class	0.73	0.25	0.07	—	1.05

Putnam VT Growth and Income Fund – Class IB Shares	0.48	0.25	0.14	—	0.87

Putnam VT Income Fund – Class IB Shares	0.40	0.25	0.20	—	0.85

Putnam VT International Equity Fund – Class IB Shares	0.70	0.25	0.19	—	1.14

Putnam VT Multi-Cap Growth Fund – Class IB Shares	0.56	0.25	0.16	—	0.97

*	The Funds provided the information on their expenses and we have not independently verified the information.

 8  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

**	The previous fund names can be found in “The Variable Account and the Funds” section of the prospectus.

***	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1)	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the fund’s investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under “Management” in the fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

(2)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing acquired fund fees and expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term. After fee waivers, net expenses would be 1.15%.

(3)	Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.70% of the fund’s average daily net assets annually of the first $1 billion, 0.65% of the fund’s average daily net assets annually in excess of $1 billion to $2.5 billion, and 0.60% of the fund’s average daily net assets annually in excess of $2.5 billion to $5 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least August 31, 2016. After fee waivers, net expenses would be 0.96%.

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 9

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges(1), variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.

Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the EDB and the GMIB. Although your actual costs may be lower, based on these assumptions your costs would be:

					If you do not withdraw your contract
	If you withdraw your contract				or if you select an annuity payout plan
	at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L with EDB	$1,219	$1,972	$2,123	$4,417	$412	$1,254	$2,123	$4,417

Contract Option C with EDB	422	1,284	2,172	4,508	422	1,284	2,172	4,508

Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:

					If you do not withdraw your contract
	If you withdraw your contract				or if you select an annuity payout plan
	at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L with ROP death benefit	$1,066	$1,509	$1,284	$2,715	$246	$754	$1,284	$2,715

Contract Option C with ROP death benefit	256	785	1,336	2,819	256	785	1,336	2,819

(1)	In these examples, the contract administrative charge is $40.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

 10  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

Condensed Financial Information

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in the Appendix.

Financial Statements

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.

The Variable Account and the Funds

Variable Account. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.

We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.

The Funds. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund Name and Management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 11

expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

•	Revenue we receive from the funds and potential conflicts of interest:

Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.

Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.

A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.

Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the fund. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.

We or our affiliates may receive payments from the 12b-1 fees, transfer fees or investment management fees of the funds. These fees are deducted from the assets of the funds. The amount, type, and manner in which the revenue from these sources is computed vary by fund. This revenue and the amount by which it can vary may create conflicts of interest.

Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.

We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, our affiliated funds comprise the greatest amount and percentage of revenue we derive from payments made by the funds.

The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please

 12  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

see the SAI for a table that ranks the funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

•	Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

•	Compensating, training and educating investment professionals who sell the contracts.

•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

•	Providing sub-transfer agency and shareholder servicing to contract owners.

•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.

•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

•	Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

•	Subaccounting, transaction processing, recordkeeping and administration.

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser, subadviser, transfer agent or an affiliate of these and assets of the fund’s distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 13

You may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Balanced Fund (Class 3)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Cash Management Fund (Class 3)	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	Seeks high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	Seeks high level of current income and, as a secondary goal, steady growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	Seeks high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)	Seeks current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC

Fidelity® VIP Balanced Portfolio Service Class 2	Seeks income and capital growth consistent with reasonable risk. Invests approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral. Invests at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock). The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) is the fund’s manager. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Growth & Income Portfolio Service Class 2	Seeks high total return through a combination of current income and capital appreciation. Normally invests a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. Invests in domestic and foreign issuers. The Fund invests in either “growth” stocks or “value” stocks or both.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

 14  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
Fidelity® VIP Growth Portfolio Service Class 2	Seeks to achieve capital appreciation. Normally invests primarily in common stocks. Invests in companies that FMR believes have above-average growth potential (stocks of these companies are often called “growth” stocks). The Fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either “growth” or “value” common stocks or both.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (previously FTVIPT – Mutual Shares Securities Fund – Class 2)	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC

FTVIPT Franklin Small Cap Value VIP Fund – Class 2 (previously FTVIPT Franklin – Small Cap Value Securities Fund – Class 2)	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC

FTVIPT Franklin Small-Mid Cap Growth VIP Fund – Class 2 (previously FTVIPT Franklin – Small-Mid Cap Growth Securities Fund – Class 2)	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.	Franklin Advisers, Inc.

FTVIPT Templeton Foreign VIP Fund – Class 2 (previously FTVIPT Templeton Foreign Securities Fund – Class 2)	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Investment Counsel, LLC

Invesco V.I. American Franchise Fund, Series II Shares	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Core Equity Fund, Series II Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.

MFS® Investors Trust Series – Service Class	Seeks capital appreciation.	MFS® Investment Management

MFS® New Discovery Series – Service Class	Seeks capital appreciation.	MFS® Investment Management

MFS® Total Return Series – Service Class	Seeks total return.	MFS® Investment Management

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 15

Investing In	Investment Objective and Policies	Investment Adviser
MFS® Utilities Series – Service Class	Seeks total return.	MFS® Investment Management

Putnam VT Growth and Income Fund – Class IB Shares	Seeks capital growth and current income.	Putnam Investment Management, LLC, adviser; Putnam Investments Limited, sub-manager

Putnam VT Income Fund – Class IB Shares	Seeks high current income consistent with what Putnam Investment Management, LLC believes to be prudent risk.	Putnam Investment Management, LLC, adviser; Putnam Investments Limited, sub-manager

Putnam VT International Equity Fund – Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager

Putnam VT Multi-Cap Growth Fund – Class IB Shares	Seeks long-term capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Investments Limited, sub-manager

The Guarantee Period Accounts (GPAs)

Investment in the GPAs is not available under contract Option C(1).

The GPAs may not be available in some states.

(1)	For applications dated May 1, 2003 or after, investment in the GPAs for contract Option C is not allowed in most states. For applications dated prior to May 1, 2003, investment in the GPAs is not restricted in most states. Please check with your investment professional to determine which applies in your state.

For contract Option L, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see “Buying Your Contract” and “Transfer policies”). These accounts are not available in all states and are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (“future rates”). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life’s revenues and other expenses. We cannot predict nor can we guarantee what future rates will be.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see “Market Value Adjustment (MVA)” below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a “nonunitized” separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

 16  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

•	Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

•	Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies — Standard & Poor’s, Moody’s Investors Service or Fitch (formerly Duff & Phelps) — or are rated in the two highest grades by the National Association of Insurance Commissioners;

•	Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

•	Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as “early withdrawals” in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table.

If your GPA rate is:	The MVA is:

Less than the new GPA rate + 0.10%	Negative

Equal to the new GPA rate + 0.10%	Zero

Greater than the new GPA rate + 0.10%	Positive

General Examples
As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as “early withdrawals.”

Assume:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

•	We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

•	After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA’s 3.0% rate is less than the 3.6% rate so the MVA will be negative.

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 17

Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA’s 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

Sample MVA Calculations
The precise MVA formula we apply is as follows:

Early withdrawal amount ×	[(	1 + i 1 + j + .001	)n/12	– 1]	= MVA

Where	i	=	rate earned in the GPA from which amounts are being transferred or withdrawn.
	j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
	n	=	number of months remaining in the current Guarantee Period (rounded up).

Examples
Using assumptions similar to those we used in the examples above:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

•	We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

•	After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Example 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .035 + .001	)84/12	– 1]	= –$39.84

In this example, the MVA is a negative $39.84.

Example 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .025 + .001	)84/12	– 1]	= $27.61

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See “Charges — Withdrawal Charge.”) We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge schedule under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy.

The One-Year Fixed Account

Investment in the one-year fixed account is not available under contract Option C(1).

For contract Option L, you may allocate purchase payments and transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-

 18  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment and transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see “Buying Your Contract” and “Transfer policies”).

The one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(1)	For applications dated May 1, 2003 or after, investment in the one-year fixed account for contract Option C is not allowed in most states. For applications dated prior to May 1, 2003, investment in the one-year fixed account is not restricted in most states. Please check with your investment professional to determine which applies in your state.

Buying Your Contract

New contracts are not currently being offered.

We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

•	contract Option L or Option C;

•	a death benefit option(1);

•	the optional Benefit Protector Death Benefit Rider(2);

•	the optional Benefit Protector Plus Death Benefit Rider(2);

•	the optional Guaranteed Minimum Income Benefit Rider(3);

•	the GPAs, the one-year fixed account and/or subaccounts in which you want to invest(4);

•	how you want to make purchase payments; and

•	a beneficiary.

(1)	If you and the annuitant are 79 or younger at contract issue, you may select from either the ROP death benefit, MAV death benefit or EDB. If you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. EDB may not be available in all states.
(2)	Not available with the EDB. May not be available in all states.
(3)	Available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. May not be available in all states.
(4)	For applications dated May 1, 2003 or after. Restriction of investment in the GPAs and one-year fixed account under contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine whether this restriction applies to your state. Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

The Contract Option L provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 19

We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our administrative office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE
Annuity payouts are scheduled to begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities and Roth IRAs, the retirement date must be:

•	no earlier than the 30th day after the contract’s effective date; and

•	no later than the annuitant’s 85th birthday or the tenth contract anniversary, if purchased after age 75, or on such other date as agreed upon by us.

For qualified annuities except Roth IRAs, to comply with IRS regulations, the retirement date generally must be:

•	for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

•	for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant’s 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

Minimum purchase payments
If paying by SIP:               $50 for additional payments.

If paying by any other method:  $100 for additional payments.

Maximum allowable purchase payments*
                                $1,000,000 for issue ages up to 85.
                                $100,000 for issue ages 86 to 90.

*	This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan’s or the Code’s limits on annual contributions also apply.

 20  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

 1 By letter

Send your check along with your name and contract number to:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

 2 By SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

Charges

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary, or earlier if the contract is withdrawn. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the GPAs and one-year fixed account.

We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees. These fees are based on the contract you select (either Option L or Option C) and the death benefit that applies to your contract:

	Contract Option L	Contract Option C

ROP death benefit	1.25%	1.35%

MAV death benefit	1.35	1.45

EDB	1.55	1.65

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 21

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

•	then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

If you select contract Option L and you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if you make a withdrawal in the first four contract years. You may withdraw amounts totaling up to 10% of your prior anniversary’s contract value free of charge during the first four years of your contract. (We consider your initial purchase payment to be the prior anniversary’s contract value during the first contract year.) We do not assess a withdrawal charge on this amount. The withdrawal charge percentages that apply to you are shown below and are stated in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period are generally subject to a MVA. (See “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA).”)

Contract year for	Withdrawal charge
Contract Option L	percentage

1-2	8%

3	7

4	6

5 and later	0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

Example: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

Amount requested 1.00 – withdrawal charge	or	$1,000 .93	=	$1,075.27

By applying the 7% withdrawal charge to $1,075.27, the withdrawal charge is $75.27. We pay you the $1,000 you requested. If you make a full withdrawal of your contract, we also will deduct the applicable contract administrative charge.

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

Waiver of withdrawal charges
We do not assess withdrawal charges for:

•	withdrawals of amounts totaling up to 10% of your prior contract anniversary’s contract value;

•	required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;

•	contracts settled using an annuity payout plan;

•	withdrawals made as a result of one of the “Contingent events” described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and

•	death benefits.

Contingent events

•	Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

 22  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

•	To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

•	Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See “Annual Operating Expenses of the Funds.”)

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL DEATH BENEFIT CHARGES

BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

OPTIONAL LIVING BENEFIT CHARGES

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE*
We deduct a charge (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the charge from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB charge from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB charge after the rider effective date and it does not apply after annuity payouts begin.

*	For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB – 0.30%.

Valuing Your Investment

We value your accounts as follows:

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 23

GPAs AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

•	the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);

•	plus interest credited;

•	minus the sum of amounts withdrawn (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

•	minus any prorated portion of the contract administrative charge; and

•	minus the prorated portion of the fee for any of the following optional benefits you have selected:

– Benefit Protector rider;

– Benefit Protector Plus rider; and/or

– Guaranteed Minimum Income Benefit rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

Number of units: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units:  accumulation units may change in two ways — in number and in value. The number of accumulation units you own may fluctuate due to:

•	additional purchase payments you allocate to the subaccounts;

•	transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

•	partial withdrawals;

•	withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

•	the contract administrative charge; and

•	the fee for any of the following benefits you have selected:

– Benefit Protector rider;

– Benefit Protector Plus rider; and/or

– Guaranteed Minimum Income Benefit rider.

 24  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

Accumulation unit values will fluctuate due to:

•	changes in fund net asset value;

•	fund dividends distributed to the subaccounts;

•	fund capital gains or losses;

•	fund operating expenses; and

•	mortality and expense risk fee and the variable account administrative charge.

Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works

					Number
			Amount	Accumulation	of units
By investing an equal number of dollars each month ...		Month	invested	unit value	purchased

		Jan	$100	$20	5.00

		Feb	100	18	5.56

you automatically buy		Mar	100	17	5.88

more units when the	è	Apr	100	15	6.67

per unit market price is low...		May	100	16	6.25

		Jun	100	18	5.56

		Jul	100	17	5.88

and fewer units		Aug	100	19	5.26

when the per unit	è	Sept	100	21	4.76

market price is high.		Oct	100	20	5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM FOR CONTRACT OPTION L ONLY
If you select contract Option L and your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment to a six-month or twelve-month Special DCA account.

(1)	“Net contract value” equals your current contract value plus any new purchase payment. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.

You may only allocate a new purchase payment of at least $1,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or subaccount you select over the time period you

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 25

select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

If you make additional purchase payments while a Special DCA account term is in progress, the amounts you allocate to an existing Special DCA account will be transferred out of the Special DCA account over the reminder of the term. If you are funding a Special DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

 26  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

•	If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

•	If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see “Transfer policies” below.

Transfer policies

•	Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

•	For Contract Option L, it is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.

•	For Contract Option C applications dated on or after May 1, 2003, one-year fixed account and GPAs are not available in most states.

•	For Contract Option C applications dated prior to May 1, 2003, one-year fixed account and GPAs are not restricted in most states and our transfer policies stated above are applicable.

•	You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

•	If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

•	If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

•	Once annuity payouts begin, you may not make any transfers to the GPAs.

*	Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 27

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

•	diluting the value of an investment in an underlying fund in which a subaccount invests;

•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

•	requiring transfer requests to be submitted only by first-class U.S. mail;

•	not accepting hand-delivered transfer requests or requests made by overnight mail;

•	not accepting telephone or electronic transfer requests;

•	requiring a minimum time period between each transfer;

•	not accepting transfer requests of an agent acting under power of attorney;

•	limiting the dollar amount that you may transfer at any one time;

•	suspending the transfer privilege; or

•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying

 28  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:

•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers or withdrawals:  Contract value or entire account balance

*	Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2  By automated transfers and automated partial withdrawals

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

•	Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 29

For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

•	Automated withdrawals may be restricted by applicable law under some contracts.

•	You may not make additional purchase payments if automated partial withdrawals are in effect.

•	Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 By phone

Call:
1-800-333-3437

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers:                           Contract value or entire account balance
Withdrawals:                      $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

Withdrawals

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office in good order before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay withdrawal charges if you selected contract Option L, a contract administrative charge or any applicable optional rider charges (see “Charges”). Additionally, federal income taxes and penalties may apply. State and local income taxes may also apply (see “Taxes”). You cannot make withdrawals after annuity payouts begin except under Plan E (see “The Annuity Payout Period — Annuity Payout Plans”).

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see “Optional Benefits”). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

RECEIVING PAYMENT
By regular or express mail:

•	payable to owner;

•	mailed to address of record.

 30  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

–	the withdrawal amount includes a purchase payment check that has not cleared;

–	the NYSE is closed, except for normal holiday and weekend closings;

–	trading on the NYSE is restricted, according to SEC rules;

–	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

–	the SEC permits us to delay payment for the protection of security holders.

TSA — Special Provisions

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

–	you are at least age 59 1/2;

–	you are disabled as defined in the Code;

–	you severed employment with the employer who purchased the contract;

–	the distribution is because of your death;

–	the distribution is due to plan termination; or

–	you are a military reservist.

•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”)

•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code.

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 31

However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (see “Optional Benefits”).

Benefits in Case of Death

There are three death benefit options under your contract:

•	Return of Purchase Payment (ROP) death benefit;

•	Maximum Anniversary Value (MAV) death benefit; and

•	Enhanced Death Benefit Rider (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select the GMIB you must elect the EDB. Once you elect a death benefit, you cannot change it. We show the option that applies in your contract on your contract’s data page. The combination of the contract and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges — Mortality and Expense Risk Fee.”)

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death if you die before the retirement start date while this contract is in force. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROP)

The ROP is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of these two values, minus any applicable rider charges:

1.	contract value; or

2.	total purchase payments applied to the contract minus adjusted partial withdrawals.

Adjusted partial withdrawals for the ROP or MAV death benefit	=	PW × DB CV

PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

DB = the death benefit on the date of (but prior to) the partial withdrawal.

CV = contract value on the date of (but prior to) the partial withdrawal.

Example

•	You purchase the contract with a payment of $20,000.

•	On the first contract anniversary you make an additional purchase payment of $5,000.

•	During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

 32  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

•	During the third contract year the contract value grows to $23,000.

We calculate the ROP death benefit as follows:
Contract value at death:	$23,000.00

Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals calculated as:

$1,500 × $25,000 $22,000 =	–1,704.55

for a death benefit of:	$23,295.45

ROP death benefit, calculated as the greatest of these two values:	$23,295.45

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit you may not cancel it.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals; or

3.	the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary.

Maximum anniversary value (MAV): MAV is a value that we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the greater of: (a) your current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary’s MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

Example

•	You purchase the contract with a payment of $20,000.

•	On the first contract anniversary the contract value grows to $29,000.

•	During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV death benefit as follows:
Contract value at death:	$20,500.00

Purchase payments minus adjusted partial withdrawals:
Total purchase payments	$20,000.00
minus adjusted partial withdrawals, calculated as:

$1,500 × $20,000 $22,000 =	−1,363.64

for a ROP death benefit of:	$18,636.36

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 33

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
The MAV on the immediately preceding anniversary:	$29,000.00
plus purchase payments made since that anniversary:	+0.00
minus adjusted partial withdrawals made since that anniversary, calculated as:

$1,500 × $29,000 $22,000 =	–1,977.27

for a MAV death benefit of:	$27,022.73

The MAV death benefit, calculated as the greatest of these three values, which is the MAV:	$27,022.73

ENHANCED DEATH BENEFIT RIDER (EDB)

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If it is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time you purchase your contract. If you select the GMIB you must select the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals;

3.	the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

5% rising floor: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

•	the amounts allocated to the subaccounts at issue increased by 5%,

•	plus any subsequent amounts allocated to the subaccounts,

•	minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent purchase payments allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.

5% rising floor adjusted transfers or partial withdrawals	=	PWT × VAF SV

PWT	=	the amount by which the contract value in the subaccounts is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

Example

•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

•	On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200.

•	During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

 34  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

The death benefit is calculated as follows:
Contract value at death:		$22,800.00

Purchase payments minus adjusted partial withdrawals:
Total purchase payments:		$25,000.00
minus adjusted partial withdrawals, calculated as:

$1,500 × $25,000 $24,300 =		–1,543.21

for a ROP death benefit of:		$23,456.79

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
The MAV on the immediately preceding anniversary:		$25,000.00
plus purchase payments made since that anniversary:		+0.00
minus adjusted partial withdrawals made since that anniversary, calculated as:

$1,500 × $25,000 $24,300 =		–1,543.21
for a MAV death benefit of:		$23,456.79

The 5% rising floor:
The variable account floor on the first contract anniversary is, calculated as: 1.05 × $20,000 =		$21,000.00
plus amounts allocated to the subaccounts since that anniversary:		+0.00
minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:

$1,500 × $21,000 $19,000 =	–$	1,657.89
variable account floor benefit:		$19,342.11
plus the one-year fixed account value:		+5,300.00

5% rising floor (value of the GPAs, one-year fixed account and the variable account floor):		$24,642.11

EDB, calculated as the greatest of these three values, which is the 5% rising floor:	$24,642.11

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year after your death, or other date as permitted by the Code; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 35

Qualified annuities

•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)

•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year following the year of your death; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

•	Annuity payout plan: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

Optional Benefits

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus or the EDB. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

•	the applicable death benefit (see “Benefits in Case of Death”), plus:

 36  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

•	40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

•	15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

Earnings at death: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

Terminating the Benefit Protector

•	You may terminate the rider within 30 days of the first rider anniversary.

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

Example of the Benefit Protector

•	You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.

•	During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

• On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
MAV death benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
• On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV death benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
• During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings).
The death benefit equals:

MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048

Total death benefit of:	$58,667
• On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 37

• On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.

The death benefit equals:
MAV death benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000

Total death benefit of:	$255,000
• During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000

Total death benefit of:	$305,000
• During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
MAV death benefit (contract value):	$250,000
plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000

Total death benefit of:	$308,000

If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

NOTE: For special tax considerations associated with the Benefit Protector, see “Taxes.”

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange, or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector or the EDB. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

•	the benefits payable under the Benefit Protector described above, plus:

 38  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

•	a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

	Percentage if you and the annuitant are	Percentage if you or the annuitant are
Contract year	under age 70 on the rider effective date	70 or older on the rider effective date

One and Two	0%	0%

Three and Four	10%	3.75%

Five or more	20%	7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

•	the ROP death benefit (see “Benefits in Case of Death”) PLUS

	If you and the annuitant are under	If you or the annuitant are age 70
Contract year	age 70 on the rider effective date, add . . .	or older on the rider effective date, add . . .

One	Zero	Zero

Two	40% × earnings at death (see above)	15% × earnings at death

Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)

Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)

*	Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

Terminating the Benefit Protector Plus

•	You may terminate the rider within 30 days of the first rider anniversary.

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

Example of the Benefit Protector Plus

•	You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.

•	During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

• On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV death benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
• On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV death benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $100,000 =	+10,000

Total death benefit of:	$124,000

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 39

• During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $55,000 =	+5,500

Total death benefit of:	$64,167
• On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
• On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV death benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$266,000
• During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$316,000
• During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$319,000

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).

NOTE: For special tax considerations associated with the Benefit Protector Plus, see “Taxes.”

 40  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

•	you must hold the GMIB for 10 years*,

•	the GMIB terminates** on the contract anniversary after the annuitant’s 86th birthday,

•	you can only exercise the GMIB within 30 days after a contract anniversary*,

•	the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81, and

•	there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your investment professional.

*	Unless the annuitant qualifies for a contingent event (see “Charges — Contingent events”).
**	The rider and annual fee terminate on the contract anniversary after the annuitant’s 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit to your contract for an additional annual charge which we describe below. If you select the GMIB, you must elect the EDB at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances, we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.

Investment selection under the GMIB: For contract Option L, you may allocate your purchase payments or transfers to any of the subaccounts, GPAs or the one-year fixed account. For contract Option C, you may allocate payments to the subaccounts. We reserve the right to limit the amount you allocate to subaccounts investing in the Columbia Variable Portfolio — Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

GMIB benefit base: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of these four values:

1.	contract value;

2.	total purchase payments minus adjusted partial withdrawals; or

3.	the maximum anniversary value at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

•	subtract each payment adjusted for market value from the contract value and the MAV.

•	subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 41

For each payment, we calculate the market value adjustment to the contract value, MAV, the GPAs and the one-year fixed account value of the 5% rising floor as:

PMT × CVG ECV

PMT =	each purchase payment made in the five years before you exercise the GMIB.

CVG =	current contract value at the time you exercise the GMIB.

ECV =	the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:

PMT × (1.05)CY

CY =	the full number of contract years the payment has been in the contract.

Exercising the GMIB

•	you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a “contingent event” (disability, terminal illness or confinement to a nursing home or hospital, see “Charges — Contingent events” for more details.)

•	the annuitant on the retirement date must be between 50 and 86 years old.

•	you can only take an annuity payout under one of the following annuity payout plans:

– Plan A — Life Annuity – no refund

– Plan B — Life Annuity with ten years certain

– Plan D — Joint and last survivor life annuity – no refund

•	you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt–1 (1 + i) 1.05	= Pt

Pt–1	= prior annuity payout
Pt	= current annuity payout
i	= annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts

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available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

Terminating the GMIB

•	You may terminate the rider within 30 days after the first and fifth rider anniversaries.

•	You may terminate the rider any time after the tenth rider anniversary.

•	The rider will terminate on the date:

– you make a full withdrawal from the contract;

– a death benefit is payable; or

– you choose to begin taking annuity payouts under the regular contract provisions.

•	The rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.

*	The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

Example

•	You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all your purchase payments to the subaccounts.

•	There are no additional purchase payments and no partial withdrawals.

•	Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

Contract				GMIB
anniversary	Contract value	MAV	5% rising floor	benefit base

1	$107,000	$107,000	$105,000

2	125,000	125,000	110,250

3	132,000	132,000	115,763

4	150,000	150,000	121,551

5	85,000	150,000	127,628

6	120,000	150,000	134,010

7	138,000	150,000	140,710

8	152,000	152,000	147,746

9	139,000	152,000	155,133

10	126,000	152,000	162,889	$162,889

11	138,000	152,000	171,034	171,034

12	147,000	152,000	179,586	179,586

13	163,000	163,000	188,565	188,565

14	159,000	163,000	197,993	197,993

15	212,000	212,000	207,893	212,000

NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

			Minimum Guaranteed Monthly Income
Contract		Plan A –	Plan B –	Plan D – joint and
anniversary	GMIB	life annuity —	life annuity with	last survivor life
at exercise	benefit base	no refund	ten years certain	annuity — no refund

10	$162,889 (5% rising floor)	$840.51	$817.70	$672.73

15	212,000 (MAV)	1,250.80	1,193.56	968.84

The payouts above are shown at guaranteed annuity rates of 3% stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 43

equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

Contract		Plan A –	Plan B –	Plan D – joint and
anniversary		life annuity —	life annuity with	last survivor life
at exercise	Contract value	no refund	ten years certain	annuity — no refund

10	$126,000	$650.16	$632.52	$520.38

15	212,000	1,250.80	1,193.56	968.84

At the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We calculate the fee as follows:

BB + AT – FAV

BB	=	the GMIB benefit base.
AT	=	adjusted transfers from the subaccounts to the GPAs or the one-year fixed account made in the six months before the contract anniversary calculated as:

PT × VAT SVT

PT	=	the amount transferred from the subaccounts to the GPAs or the one-year fixed account within six months of the contract anniversary.
VAT	=	variable account floor on the date of (but prior to) the transfer.
SVT	=	value of the subaccounts on the date of (but prior to) the transfer.
FAV	=	the value of your GPAs and the one-year fixed account.

The result of AT – FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

Example

•	You purchase the contract with a payment of $100,000 and allocate all of your payment to the subaccounts.

•	You make no transfers or partial withdrawals.

Contract		GMIB fee	Value on which we	GMIB fee
anniversary	Contract value	percentage	base the GMIB fee	charged to you

1	$80,000	0.70%	5% rising floor = $100,000 × 1.05	$735

2	150,000	0.70%	Contract value = $150,000	1,050

3	102,000	0.70%	MAV = $150,000	1,050

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts” and “Taxes — Qualified Annuities — Annuity payouts.” If you select a variable

 44  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

Amounts of fixed and variable payouts depend on:

•	the annuity payout plan you select;

•	the annuitant’s age and, in most cases, sex;

•	the annuity table in the contract; and

•	the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see “Making the Most of Your Contract — Transfer policies”).

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

•	Plan A – Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

•	Plan B – Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.

•	Plan C – Life annuity — installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

•	Plan D – Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

•	Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the annuity payout period, you may make full and partial withdrawals. If you make a full withdrawal, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. If the original contract was an Option L contract, the discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 45

of 5.0%. If the original contract was an Option C contract, the discount rate we use in the calculation will vary between 5.55% and 7.05% depending on the applicable assumed investment rate. (See “Charges — Withdrawal charge under Annuity Payout Plan E.”) A 10% IRS penalty tax could apply to the taxable portion if you take a withdrawal. (See “Taxes.”)

Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

•	in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

•	over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

Annuity payouts: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

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Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death — If You Die Before the Retirement Start Date”).

Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.

Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.

Penalties: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

•	because of your death or in the event of nonnatural ownership, the death of the annuitant;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if it is allocable to an investment before Aug. 14, 1982; or

•	if annuity payouts are made under immediate annuities as defined by the Code.

Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.

1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules may apply. However, if the insurance policy has an outstanding loan, there may be tax

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 47

consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.

For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange. Different IRS limitations on withdrawals apply to partial exchanges completed prior to October 24, 2011.

Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty on the taxable portion.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.

Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

 48  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

•	the payout is a RMD as defined under the Code;

•	the payout is made on account of an eligible hardship; or

•	the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

•	because of your death;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

•	to pay certain medical or education expenses (IRAs only); or

•	if the distribution is made from an inherited IRA.

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death — If you Die Before the Retirement Date”).

Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.

Assignment: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable, on the taxable portion.

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 49

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Spousal status: In the case of United States v. Windsor, Section 3 of the Defense of Marriage Act was declared unconstitutional by the U.S. Supreme Court. As a result of this ruling, same sex marriages recognized under state law must be afforded all of the benefits of marriage for federal law purposes. The IRS subsequently provided interpretive guidance which, for federal tax purposes, determined the recognition of a same sex marriage is based on the state or foreign jurisdiction in which the marriage occurred. In addition, the guidance states that other relationships that may be recognized under state law, such as civil unions or domestic partnerships, are not considered marriages for federal tax purposes. Therefore, if you are in a civil union or other non-marital relationship recognized under state law, you will not receive the favorable federal tax treatment normally afforded to married couples.

When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.

If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

•	the reserve held in each subaccount for your contract; divided by

•	the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

•	laws or regulations change;

 50  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

•	the existing funds become unavailable; or

•	in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

•	add new subaccounts;

•	combine any two or more subaccounts;

•	transfer assets to and from the subaccounts or the variable account; and

•	eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio — Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

About the Service Providers

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (“RiverSource Distributors”), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 4.25% each time a purchase payment is made for contract Option L and 1.00% for contract Option C as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay an additional sales commission of up to 1.00% (for both contract options) of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

•	revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Expense Summary”);

•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The funds”);

•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and

•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

•	fees and expenses we collect from contract owners, including withdrawal charges; and

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 51

•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota and a multistate insurance department examination). RiverSource Life has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Additional Information

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2013, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access this document, see “SEC Filings” under “Investor Relations” on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 52  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

Appendix: Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts (if any) that were not available under your contract as of Dec. 31, 2013. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

Variable account charges of 1.40% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Balanced Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$2.40	$2.13	$2.11	$1.90	$1.55	$2.24	$2.24	$1.98	$1.93	$1.79
Accumulation unit value at end of period	$2.87	$2.40	$2.13	$2.11	$1.90	$1.55	$2.24	$2.24	$1.98	$1.93
Number of accumulation units outstanding at end of period (000 omitted)	600	692	777	880	1,036	1,249	1,756	2,335	3,221	4,136

Columbia Variable Portfolio – Cash Management Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$1.28	$1.30	$1.31	$1.33	$1.35	$1.34	$1.29	$1.26	$1.24	$1.25
Accumulation unit value at end of period	$1.26	$1.28	$1.30	$1.31	$1.33	$1.35	$1.34	$1.29	$1.26	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	2,750	2,860	3,784	4,615	4,417	4,753	3,976	3,923	6,630	7,059

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$2.17	$2.04	$1.94	$1.82	$1.61	$1.75	$1.68	$1.63	$1.62	$1.58
Accumulation unit value at end of period	$2.09	$2.17	$2.04	$1.94	$1.82	$1.61	$1.75	$1.68	$1.63	$1.62
Number of accumulation units outstanding at end of period (000 omitted)	1,527	2,043	2,171	2,609	9,757	10,453	12,248	8,733	8,279	9,515

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.78	$1.58	$1.69	$1.46	$1.16	$1.98	$1.86	$1.58	$1.41	$1.21
Accumulation unit value at end of period	$2.22	$1.78	$1.58	$1.69	$1.46	$1.16	$1.98	$1.86	$1.58	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	1,067	1,539	1,827	2,123	9,137	8,505	6,387	5,210	2,698	1,026

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (08/26/1999)
Accumulation unit value at beginning of period	$1.95	$1.71	$1.64	$1.46	$0.96	$1.30	$1.30	$1.19	$1.16	$1.05
Accumulation unit value at end of period	$2.04	$1.95	$1.71	$1.64	$1.46	$0.96	$1.30	$1.30	$1.19	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	773	971	1,146	1,400	1,627	2,018	3,017	4,475	3,380	3,074

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$1.78	$1.58	$1.53	$1.32	$1.08	$1.89	$1.86	$1.64	$1.56	$1.50
Accumulation unit value at end of period	$2.34	$1.78	$1.58	$1.53	$1.32	$1.08	$1.89	$1.86	$1.64	$1.56
Number of accumulation units outstanding at end of period (000 omitted)	1,652	2,086	2,533	3,074	3,447	3,843	4,871	5,898	4,590	4,708

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.36	$1.17	$1.29	$1.03	$0.75	$1.24	$1.31	$1.19	$1.15	$0.99
Accumulation unit value at end of period	$1.98	$1.36	$1.17	$1.29	$1.03	$0.75	$1.24	$1.31	$1.19	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	57	67	75	105	168	175	215	290	323	274

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.25	$1.25	$1.25	$1.23	$1.18	$1.23	$1.18	$1.15	$1.15	$1.16
Accumulation unit value at end of period	$1.21	$1.25	$1.25	$1.25	$1.23	$1.18	$1.23	$1.18	$1.15	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	619	688	803	893	2,339	2,088	2,176	2,281	2,359	2,330

Fidelity® VIP Balanced Portfolio Service Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.48	$1.31	$1.38	$1.19	$0.87	$1.34	$1.25	$1.14	$1.10	$1.06
Accumulation unit value at end of period	$1.75	$1.48	$1.31	$1.38	$1.19	$0.87	$1.34	$1.25	$1.14	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	27	26	25	24	40	105	178	81	56	46

Fidelity® VIP Growth & Income Portfolio Service Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.30	$1.12	$1.12	$0.99	$0.79	$1.38	$1.25	$1.12	$1.06	$1.02
Accumulation unit value at end of period	$1.71	$1.30	$1.12	$1.12	$0.99	$0.79	$1.38	$1.25	$1.12	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	9	9	9	46	67	67	155	294	312	299

Fidelity® VIP Growth Portfolio Service Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.18	$1.04	$1.06	$0.87	$0.69	$1.32	$1.06	$1.01	$0.97	$0.95
Accumulation unit value at end of period	$1.58	$1.18	$1.04	$1.06	$0.87	$0.69	$1.32	$1.06	$1.01	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	111	144	158	187	260	292	726	815	744	882

Fidelity® VIP Mid Cap Portfolio Service Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.40	$2.12	$2.41	$1.90	$1.38	$2.32	$2.04	$1.84	$1.58	$1.29
Accumulation unit value at end of period	$3.21	$2.40	$2.12	$2.41	$1.90	$1.38	$2.32	$2.04	$1.84	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	449	629	812	1,103	2,608	3,630	3,308	3,045	2,336	1,901

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 53

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (09/22/1999)
Accumulation unit value at beginning of period	$1.77	$1.57	$1.61	$1.47	$1.18	$1.91	$1.87	$1.60	$1.47	$1.32
Accumulation unit value at end of period	$2.24	$1.77	$1.57	$1.61	$1.47	$1.18	$1.91	$1.87	$1.60	$1.47
Number of accumulation units outstanding at end of period (000 omitted)	1,777	2,135	2,449	3,186	4,141	5,501	9,245	10,913	11,340	11,643

FTVIPT Franklin Small Cap Value VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.96	$1.68	$1.77	$1.40	$1.10	$1.66	$1.73	$1.50	$1.40	$1.14
Accumulation unit value at end of period	$2.63	$1.96	$1.68	$1.77	$1.40	$1.10	$1.66	$1.73	$1.50	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	90	113	131	165	253	474	771	847	873	749

FTVIPT Franklin Small-Mid Cap Growth VIP Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$0.67	$0.61	$0.65	$0.52	$0.36	$0.64	$0.59	$0.55	$0.53	$0.48
Accumulation unit value at end of period	$0.91	$0.67	$0.61	$0.65	$0.52	$0.36	$0.64	$0.59	$0.55	$0.53
Number of accumulation units outstanding at end of period (000 omitted)	396	477	750	957	898	1,034	1,786	2,054	2,089	2,279

FTVIPT Templeton Foreign VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.65	$1.42	$1.61	$1.50	$1.11	$1.89	$1.66	$1.39	$1.28	$1.09
Accumulation unit value at end of period	$2.00	$1.65	$1.42	$1.61	$1.50	$1.11	$1.89	$1.66	$1.39	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	286	330	396	517	595	936	1,425	1,562	1,549	1,200

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.96	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.33	$0.96	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	62	88	—	—	—	—	—	—	—	—

Invesco V.I. Core Equity Fund, Series II Shares (04/28/2006)
Accumulation unit value at beginning of period	$1.18	$1.05	$1.07	$1.00	$0.79	$1.15	$1.08	$1.00	—	—
Accumulation unit value at end of period	$1.50	$1.18	$1.05	$1.07	$1.00	$0.79	$1.15	$1.08	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	5	5	5	5	10	39	6	—	—

MFS® Investors Trust Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$1.35	$1.15	$1.20	$1.10	$0.88	$1.33	$1.23	$1.11	$1.05	$0.96
Accumulation unit value at end of period	$1.75	$1.35	$1.15	$1.20	$1.10	$0.88	$1.33	$1.23	$1.11	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	111	111	111	112	112	167	176	200	184	189

MFS® New Discovery Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$1.59	$1.33	$1.51	$1.13	$0.70	$1.18	$1.17	$1.05	$1.01	$0.97
Accumulation unit value at end of period	$2.21	$1.59	$1.33	$1.51	$1.13	$0.70	$1.18	$1.17	$1.05	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	7	27	36	72	75	113	149	175	203	227

MFS® Total Return Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$1.40	$1.28	$1.27	$1.18	$1.02	$1.33	$1.29	$1.17	$1.16	$1.06
Accumulation unit value at end of period	$1.63	$1.40	$1.28	$1.27	$1.18	$1.02	$1.33	$1.29	$1.17	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	604	700	881	1,125	1,365	2,120	3,307	3,207	3,304	3,221

MFS® Utilities Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$2.87	$2.57	$2.45	$2.19	$1.67	$2.72	$2.16	$1.67	$1.46	$1.14
Accumulation unit value at end of period	$3.40	$2.87	$2.57	$2.45	$2.19	$1.67	$2.72	$2.16	$1.67	$1.46
Number of accumulation units outstanding at end of period (000 omitted)	36	42	74	96	100	106	163	161	159	55

Putnam VT Growth and Income Fund – Class IB Shares (10/05/1998)
Accumulation unit value at beginning of period	$1.35	$1.15	$1.22	$1.09	$0.85	$1.40	$1.51	$1.32	$1.28	$1.16
Accumulation unit value at end of period	$1.81	$1.35	$1.15	$1.22	$1.09	$0.85	$1.40	$1.51	$1.32	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	599	708	812	1,063	1,414	1,861	2,565	3,460	4,185	4,645

Putnam VT Income Fund – Class IB Shares (03/01/2002)
Accumulation unit value at beginning of period	$1.60	$1.46	$1.41	$1.30	$0.90	$1.20	$1.16	$1.12	$1.11	$1.08
Accumulation unit value at end of period	$1.60	$1.60	$1.46	$1.41	$1.30	$0.90	$1.20	$1.16	$1.12	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	17	126	77	45	45

Putnam VT International Equity Fund – Class IB Shares (09/22/1999)
Accumulation unit value at beginning of period	$1.19	$0.99	$1.20	$1.11	$0.90	$1.63	$1.53	$1.21	$1.10	$0.96
Accumulation unit value at end of period	$1.50	$1.19	$0.99	$1.20	$1.11	$0.90	$1.63	$1.53	$1.21	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	636	714	947	1,199	1,363	1,487	1,885	2,110	2,185	2,258

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.22	$1.06	$1.13	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.64	$1.22	$1.06	$1.13	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	148	210	256	347	—	—	—	—	—	—

 54  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.80% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Balanced Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.24	$1.10	$1.10	$0.99	$0.81	$1.18	$1.18	$1.05	$1.03	$0.96
Accumulation unit value at end of period	$1.48	$1.24	$1.10	$1.10	$0.99	$0.81	$1.18	$1.18	$1.05	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$0.96	$0.98	$0.99	$1.01	$1.03	$1.03	$1.00	$0.97	$0.96	$0.97
Accumulation unit value at end of period	$0.94	$0.96	$0.98	$0.99	$1.01	$1.03	$1.03	$1.00	$0.97	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	272	410	653	834	1,528	1,406	472	174	48	24

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.34	$1.27	$1.21	$1.14	$1.01	$1.10	$1.07	$1.04	$1.04	$1.01
Accumulation unit value at end of period	$1.29	$1.34	$1.27	$1.21	$1.14	$1.01	$1.10	$1.07	$1.04	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	130	167	149	178	2,034	1,850	1,965	638	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.55	$1.39	$1.49	$1.29	$1.03	$1.77	$1.67	$1.42	$1.27	$1.10
Accumulation unit value at end of period	$1.93	$1.55	$1.39	$1.49	$1.29	$1.03	$1.77	$1.67	$1.42	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	414	545	634	679	1,821	1,767	1,539	1,423	623	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.93	$1.70	$1.64	$1.47	$0.97	$1.32	$1.32	$1.21	$1.19	$1.08
Accumulation unit value at end of period	$2.02	$1.93	$1.70	$1.64	$1.47	$0.97	$1.32	$1.32	$1.21	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	1,217	855	1,573	1,532	530	531	665	974	531	170

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (03/03/2003)
Accumulation unit value at beginning of period	$1.50	$1.34	$1.29	$1.12	$0.92	$1.62	$1.60	$1.42	$1.36	$1.31
Accumulation unit value at end of period	$1.96	$1.50	$1.34	$1.29	$1.12	$0.92	$1.62	$1.60	$1.42	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	339	445	540	619	709	709	647	681	810	502

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.62	$1.40	$1.56	$1.25	$0.91	$1.51	$1.61	$1.47	$1.42	$1.22
Accumulation unit value at end of period	$2.37	$1.62	$1.40	$1.56	$1.25	$0.91	$1.51	$1.61	$1.47	$1.42
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.05	$1.05	$1.06	$1.05	$1.01	$1.05	$1.02	$1.00	$1.00	$1.01
Accumulation unit value at end of period	$1.01	$1.05	$1.05	$1.06	$1.05	$1.01	$1.05	$1.02	$1.00	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	98	1,195	135	188	580	530	419	519	197	31

Fidelity® VIP Balanced Portfolio Service Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.38	$1.22	$1.30	$1.12	$0.82	$1.28	$1.19	$1.09	$1.05	$1.02
Accumulation unit value at end of period	$1.62	$1.38	$1.22	$1.30	$1.12	$0.82	$1.28	$1.19	$1.09	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Fidelity® VIP Growth & Income Portfolio Service Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.25	$1.08	$1.08	$0.96	$0.77	$1.35	$1.23	$1.11	$1.05	$1.01
Accumulation unit value at end of period	$1.64	$1.25	$1.08	$1.08	$0.96	$0.77	$1.35	$1.23	$1.11	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Fidelity® VIP Growth Portfolio Service Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.12	$1.00	$1.02	$0.84	$0.67	$1.29	$1.03	$0.99	$0.95	$0.94
Accumulation unit value at end of period	$1.50	$1.12	$1.00	$1.02	$0.84	$0.67	$1.29	$1.03	$0.99	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Fidelity® VIP Mid Cap Portfolio Service Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$2.17	$1.93	$2.21	$1.75	$1.27	$2.15	$1.90	$1.72	$1.48	$1.21
Accumulation unit value at end of period	$2.90	$2.17	$1.93	$2.21	$1.75	$1.27	$2.15	$1.90	$1.72	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	107	137	159	168	420	542	458	374	196	54

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.39	$1.23	$1.27	$1.16	$0.94	$1.52	$1.50	$1.29	$1.19	$1.07
Accumulation unit value at end of period	$1.75	$1.39	$1.23	$1.27	$1.16	$0.94	$1.52	$1.50	$1.29	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	9	9	8	31	31	47	94	154	—	138

FTVIPT Franklin Small Cap Value VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.88	$1.61	$1.71	$1.36	$1.07	$1.62	$1.69	$1.47	$1.38	$1.14
Accumulation unit value at end of period	$2.51	$1.88	$1.61	$1.71	$1.36	$1.07	$1.62	$1.69	$1.47	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	14	15	15	16	16	15	15	22	22	23

FTVIPT Franklin Small-Mid Cap Growth VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.35	$1.24	$1.33	$1.06	$0.75	$1.33	$1.22	$1.14	$1.11	$1.01
Accumulation unit value at end of period	$1.84	$1.35	$1.24	$1.33	$1.06	$0.75	$1.33	$1.22	$1.14	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	7	7	8	8	8	8	8	—	—	—

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 55

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

FTVIPT Templeton Foreign VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.55	$1.34	$1.52	$1.43	$1.06	$1.82	$1.60	$1.34	$1.24	$1.07
Accumulation unit value at end of period	$1.87	$1.55	$1.34	$1.52	$1.43	$1.06	$1.82	$1.60	$1.34	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.96	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.32	$0.96	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	—	—	—	—	—	—	—	—

Invesco V.I. Core Equity Fund, Series II Shares (04/28/2006)
Accumulation unit value at beginning of period	$1.15	$1.03	$1.05	$0.98	$0.78	$1.14	$1.08	$1.00	—	—
Accumulation unit value at end of period	$1.46	$1.15	$1.03	$1.05	$0.98	$0.78	$1.14	$1.08	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® Investors Trust Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$1.29	$1.11	$1.16	$1.06	$0.85	$1.30	$1.21	$1.09	$1.04	$0.95
Accumulation unit value at end of period	$1.67	$1.29	$1.11	$1.16	$1.06	$0.85	$1.30	$1.21	$1.09	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® New Discovery Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$1.52	$1.28	$1.46	$1.09	$0.68	$1.15	$1.14	$1.03	$1.00	$0.96
Accumulation unit value at end of period	$2.11	$1.52	$1.28	$1.46	$1.09	$0.68	$1.15	$1.14	$1.03	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® Total Return Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$1.31	$1.21	$1.21	$1.12	$0.97	$1.27	$1.25	$1.14	$1.13	$1.04
Accumulation unit value at end of period	$1.53	$1.31	$1.21	$1.21	$1.12	$0.97	$1.27	$1.25	$1.14	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	41	39	67	65	46	43	49	33	45	—

MFS® Utilities Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$2.68	$2.41	$2.31	$2.07	$1.59	$2.60	$2.07	$1.61	$1.41	$1.10
Accumulation unit value at end of period	$3.17	$2.68	$2.41	$2.31	$2.07	$1.59	$2.60	$2.07	$1.61	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	5	6	13	13	3	3	3	—	—	—

Putnam VT Growth and Income Fund – Class IB Shares (03/01/2002)
Accumulation unit value at beginning of period	$1.12	$0.95	$1.02	$0.91	$0.71	$1.18	$1.28	$1.12	$1.09	$1.00
Accumulation unit value at end of period	$1.49	$1.12	$0.95	$1.02	$0.91	$0.71	$1.18	$1.28	$1.12	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Income Fund – Class IB Shares (03/01/2002)
Accumulation unit value at beginning of period	$1.46	$1.34	$1.30	$1.20	$0.84	$1.12	$1.08	$1.06	$1.05	$1.02
Accumulation unit value at end of period	$1.46	$1.46	$1.34	$1.30	$1.20	$0.84	$1.12	$1.08	$1.06	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT International Equity Fund – Class IB Shares (03/01/2002)
Accumulation unit value at beginning of period	$1.26	$1.05	$1.29	$1.19	$0.98	$1.77	$1.67	$1.33	$1.20	$1.06
Accumulation unit value at end of period	$1.59	$1.26	$1.05	$1.29	$1.19	$0.98	$1.77	$1.67	$1.33	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	12	12	12	12	12	12	12	12	14	14

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.21	$1.05	$1.13	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.62	$1.21	$1.05	$1.13	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 56  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS

Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts	p. 3

Rating Agencies	p. 4

Revenues Received During Calendar Year 2013	p. 4

Principal Underwriter	p. 5

Independent Registered Public Accounting Firm	p. 5

Condensed Financial Information (Unaudited)	p. 6

Financial Statements

RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY — PROSPECTUS 57

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This page is not part of the prospectus.

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-333-3437

RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.

©2008-2014 RiverSource Life Insurance Company. All rights reserved.
45271 T (5/14)

Prospectus

May 1, 2014

Wells Fargo

Advantage Choicesm Select Variable Annuity
CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

Issued by:	RiverSource Life Insurance Company (RiverSource Life)

829 Ameriprise Financial Center
Minneapolis, MN 55474
Telephone: 1-800-333-3437
(Corporate Office)
RiverSource Variable Annuity Account/RiverSource MVA Account

New contracts are not currently being offered.

This prospectus contains information that you should know before investing in Wells Fargo Advantage Choice Select Variable Annuity Contract Option L and Contract Option C. The information in this prospectus applies to both contracts unless stated otherwise.

Prospectuses are also available for:

AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century® Variable Portfolios, Inc., Class II
Columbia Funds Variable Series Trust II
Dreyfus Variable Investment Fund, Service Share Class
Fidelity® Variable Insurance Products Service Class 2
Franklin® Templeton® Variable Insurance Products Trust
  (FTVIPT) – Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Invesco Variable Insurance Funds
Oppenheimer Variable Account Funds, Service Shares
Putnam Variable Trust – Class IB Shares
Wanger Advisors Trust
Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity’s features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm’s ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional’s ability to offer you the contract and/or optional riders described in this prospectus.

 2  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.

Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract before we deduct any applicable charges.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed account: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.

Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 3

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

•	Roth IRAs including inherited Roth IRAs under Section 408A of the Code

•	Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

•	Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered nonqualified annuities.

Retirement date: The date when annuity payouts are scheduled to begin.

Rider effective date: The date a rider becomes effective as stated in the rider.

RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

 4  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

The Contract in Brief

This prospectus describes two contracts. Each contract has different expenses. Contract Option L has lower expenses than Contract Option C. Contract Option L has a four-year withdrawal charge schedule that applies to each purchase payment you make. Contract Option C eliminates the purchase payment withdrawal charge schedule, but has a higher mortality and expense risk fee than Contract Option L. Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract.

Purpose: These contracts allow you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account (if part of your contract), the DCA fixed account, GPAs and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. You may be able to purchase an optional benefit to reduce the investment risk you assume. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

It may have not been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (“IRS”) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes-1035 Exchanges”.)

Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

Buying your contract: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See “Buying Your Contract”).

Accounts: Generally, you may allocate your purchase payments among the:

•	subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See “The Variable Account and the Funds”).

•	the GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (See “The Guarantee Period Accounts (GPAs)” and “The One-Year Fixed Account”).

•	the one-year fixed account (if part of your contract), which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see “Buying Your Contract” and “Transfer policies”).

•	DCA fixed account, if part of your contract, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See “DCA Fixed Account”).

Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 5

not permitted. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See “Making the Most of Your Contract — Transferring Among Accounts”).

Withdrawals: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty that may apply if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See “Withdrawals”)

Optional benefits: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits require investing in approved investment options which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (See “Optional Benefits”).

Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See “Benefits in Case of Death”).

Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See “Taxes”).

Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (See “The Annuity Payout Period”).

 6  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Expense Summary

The following tables describe the fees and expenses that you will pay when buying, owning and making a withdrawal from the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract or make a withdrawal from the contract. State premium taxes also may be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal charge

(contingent deferred sales charge as a percentage of purchase payment withdrawn)

You select either contract Option L or Option C at the time of application. Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than Option L.

Contract Option L
years from purchase	Withdrawal charge
payment receipt*	percentage

1-2	8%

3	7

4	6

Thereafter	0

*	According to our current administrative practice, for the purpose of withdrawal charge calculation, we consider that the year is completed one day prior to the contract anniversary.

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You must choose either contract Option L or Option C and one of the death benefit guarantees. The combination you choose determines the mortality and expense risk fee you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.

	Total mortality and	Variable account	Total variable
If you select contract Option L and:	expense risk fee	administrative charge	account expense

Return of Purchase Payment (ROP) Death Benefit	1.55%	0.15%	1.70%

Maximum Anniversary Value (MAV) Death Benefit	1.75	0.15	1.90

5% Accumulation Death Benefit	1.90	0.15	2.05

Enhanced Death Benefit	1.95	0.15	2.10

If you select contract Option C and:

ROP Death Benefit	1.65%	0.15%	1.80%

MAV Death Benefit	1.85	0.15	2.00

5% Accumulation Death Benefit	2.00	0.15	2.15

Enhanced Death Benefit	2.05	0.15	2.20

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 7

OTHER ANNUAL EXPENSES

Annual contract administrative charge	$40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

Optional Death Benefits
If eligible, you may have selected an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you have selected one of these benefits.

Benefit Protector® Death Benefit rider fee	0.25%

Benefit Protector® Plus Death Benefit rider fee	0.40%

(As a percentage of the contract value charged annually on the contract anniversary.)

Optional Living Benefits
If eligible, you may have selected one of the following optional living benefits if available in your state. The fees apply only if you have selected one of these benefits. Investment allocation restrictions apply.

Accumulation Protector Benefit® rider fee	Maximum: 1.75%	Initial: 0.55%(1)

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

Guarantor Withdrawal Benefit for Life® rider fee	Maximum: 1.50%	Initial: 0.65%(2)

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

Guarantor® Withdrawal Benefit rider fee	Maximum: 1.50%	Initial: 0.55%(3)

(As a percentage of contract value charged annually on the contract anniversary.)

Income Assurer Benefit® – MAV rider fee	Maximum: 1.50%	Current: 0.30%(4)

Income Assurer Benefit® – 5% Accumulation Benefit Base rider fee	Maximum: 1.75%	Current: 0.60%(4)

Income Assurer Benefit® – Greater of MAV or 5% Accumulation Benefit Base rider fee	Maximum: 2.00%	Current: 0.65%(4)

(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1)	Current rider fees for elective step up or elective spousal continuation step up are shown in the table below.

	Current annual rider fee for	Current annual rider fee for
	elective step ups on or after	elective step ups on or after
	11/18/13 if invested in a	11/18/13 if invested in a
Current annual rider fee for	Portfolio Navigator fund	Portfolio Stabilizer fund
elective step ups before 11/18/13	at the time of step up	at the time of step up

0.55%	1.75%	1.30%

(2)	Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund Name	Current fee as of 12/18/13

Portfolio Stabilizer funds	0.65%

Portfolio Navigator funds:

Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.95%

Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.10%

 8  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

(3)	Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund Name	Current fee as of 12/18/13

Portfolio Stabilizer funds	0.55%

Portfolio Navigator funds:

Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.85%

Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.00%

(4)	For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV — 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base — 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base — 0.75%.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 9

ANNUAL OPERATING EXPENSES OF THE FUNDS
The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the contract. These operating expenses are for the fiscal year ended Dec. 31, 2013, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the total operating expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Minimum and maximum annual operating expenses for the funds

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)

	Minimum	Maximum

Total expenses before fee waivers and/or expense reimbursements	0.44%	1.43%

(1)	Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund’s affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund’s distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

AllianceBernstein VPS Growth and Income Portfolio (Class B)	0.55%	0.25%	0.05%	—%	0.85%

AllianceBernstein VPS International Value Portfolio (Class B)	0.75	0.25	0.07	—	1.07

American Century VP Inflation Protection, Class II	0.46	0.25	0.01	—	0.72

American Century VP Value, Class II	0.87	0.25	—	—	1.12

Columbia Variable Portfolio – Cash Management Fund (Class 3)	0.33	0.13	0.15	—	0.61

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	0.41	0.13	0.14	—	0.68

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	0.56	0.13	0.14	—	0.83

Columbia Variable Portfolio – Emerging Markets Fund (Class 3)	1.07	0.13	0.23	—	1.43

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	0.58	0.13	0.18	—	0.89

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	0.68	0.13	0.13	—	0.94

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	0.64	0.13	0.15	—	0.92

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2)	0.20	0.25	0.46	0.47	1.38	(1)

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)	0.20	0.25	0.20	0.52	1.17	(1)

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2)	0.20	0.25	0.08	0.60	1.13	(1)

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)	0.19	0.25	0.06	0.54	1.04

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	0.76	0.13	0.14	—	1.03

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)	0.10	0.13	0.21	—	0.44

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)	0.36	0.13	0.13	—	0.62

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares	0.75	0.25	0.10	—	1.10

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares	0.75	0.25	0.06	—	1.06

Fidelity® VIP Contrafund® Portfolio Service Class 2	0.55	0.25	0.09	—	0.89

Fidelity® VIP Mid Cap Portfolio Service Class 2	0.55	0.25	0.09	—	0.89

Fidelity® VIP Overseas Portfolio Service Class 2	0.70	0.25	0.14	—	1.09

FTVIPT Franklin Global Real Estate VIP Fund – Class 2**	1.05	0.25	0.05	—	1.35	(2)

FTVIPT Franklin Income VIP Fund – Class 2**	0.45	0.25	0.02	—	0.72

FTVIPT Templeton Global Bond VIP Fund – Class 2**	0.46	0.25	0.05	—	0.76

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	0.80	—	0.06	—	0.86	(3)

 10  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Total annual operating expenses for each fund* (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

Invesco V.I. American Franchise Fund, Series II Shares	0.67%	0.25%	0.29%	—%	1.21%

Invesco V.I. Comstock Fund, Series II Shares	0.56	0.25	0.28	—	1.09	(4)

Invesco V.I. Mid Cap Growth Fund, Series II Shares	0.75	0.25	0.33	—	1.33

Oppenheimer Global Fund/VA, Service Shares	0.63	0.25	0.14	—	1.02

Oppenheimer Global Strategic Income Fund/VA, Service Shares	0.57	0.25	0.17	—	0.99	(5)

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	0.68	0.25	0.13	—	1.06	(6)

Putnam VT Global Health Care Fund – Class IB Shares	0.63	0.25	0.19	—	1.07

Putnam VT Small Cap Value Fund – Class IB Shares	0.63	0.25	0.18	0.22	1.28

Variable Portfolio – Aggressive Portfolio (Class 2)	—	0.25	0.03	0.80	1.08

Variable Portfolio – Aggressive Portfolio (Class 4)	—	0.25	0.03	0.80	1.08

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3)	0.42	0.13	0.14	—	0.69

Variable Portfolio – Conservative Portfolio (Class 2)	—	0.25	0.03	0.60	0.88

Variable Portfolio – Conservative Portfolio (Class 4)	—	0.25	0.03	0.60	0.88

Variable Portfolio – Moderate Portfolio (Class 2)	—	0.25	0.02	0.72	0.99

Variable Portfolio – Moderate Portfolio (Class 4)	—	0.25	0.02	0.72	0.99

Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	—	0.25	0.02	0.76	1.03

Variable Portfolio – Moderately Aggressive Portfolio (Class 4)	—	0.25	0.02	0.76	1.03

Variable Portfolio – Moderately Conservative Portfolio (Class 2)	—	0.25	0.02	0.67	0.94

Variable Portfolio – Moderately Conservative Portfolio (Class 4)	—	0.25	0.02	0.67	0.94

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	0.91	0.13	0.14	0.01	1.19

Variable Portfolio – Victory Established Value Fund (Class 3)	0.77	0.13	0.12	—	1.02

Wanger USA	0.86	—	0.10	—	0.96

Wells Fargo Advantage VT Index Asset Allocation Fund – Class 2	0.55	0.25	0.31	—	1.11	(7)

Wells Fargo Advantage VT International Equity Fund – Class 2	0.75	0.25	0.20	0.01	1.21	(7)

Wells Fargo Advantage VT Intrinsic Value Fund – Class 2	0.55	0.25	0.32	0.01	1.13	(7)

Wells Fargo Advantage VT Omega Growth Fund – Class 2	0.55	0.25	0.24	—	1.04	(7)

Wells Fargo Advantage VT Opportunity Fund – Class 2	0.65	0.25	0.19	0.01	1.10	(7)

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	0.75	0.25	0.18	—	1.18

Wells Fargo Advantage VT Total Return Bond Fund – Class 2	0.40	0.25	0.28	0.01	0.94	(7)

*	The Funds provided the information on their expenses and we have not independently verified the information.

**	The previous fund names can be found in “The Variable Account and the Funds” section of the prospectus.

***	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes and extraordinary expenses) until April 30, 2015, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.10% for Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2), 1.10% for Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) and 1.10% for Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2).

(2)	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the fund’s investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under “Management” in the fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

(3)	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.77% of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. After fee waivers and reimbursements, net expenses would be 0.83%.

(4)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series II shares to 1.03% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 11

actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

(5)	The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn until one year from the date of the Fund’s prospectus, unless approved by the Board. After fee waivers and/or reimbursements, net expenses would be 0.97%.

(6)	The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to an annual rate of 1.05% as calculated on the daily net assets of the Fund. The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

(7)	The Adviser has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s total annual fund operating expenses after fee waiver at 1.00% for Wells Fargo Advantage VT Index Asset Allocation Fund – Class 2, 0.94% for Wells Fargo Advantage VT International Equity Fund – Class 2, 1.00% for Wells Fargo Advantage VT Intrinsic Value Fund – Class 2, 1.00% for Wells Fargo Advantage VT Omega Growth Fund – Class 2, 1.00% for Wells Fargo Advantage VT Opportunity Fund – Class 2 and 0.90% for Wells Fargo Advantage VT Total Return Bond Fund – Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. After fee waivers and/or reimbursements, net expenses would be 0.95% for Wells Fargo Advantage VT International Equity Fund – Class 2, 1.01% for Wells Fargo Advantage VT Intrinsic Value Fund – Class 2, 1.01% for Wells Fargo Advantage VT Opportunity Fund – Class 2 and 0.91% for Wells Fargo Advantage VT Total Return Bond Fund – Class 2.

 12  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges(1), variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.

Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of the funds* available with a living benefit rider and before fee waivers and/or expense reimbursements. They assume that you select the MAV Death Benefit, the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

*	Note: Certain funds are not available for contracts with living benefit riders and may have higher fund expenses than the rider fee and associated fund expenses shown here.

					If you do not withdraw your contract
	If you withdraw your contract				or if you select an annuity payout plan
	at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L	$1,316	$2,442	$3,056	$6,315	$596	$1,810	$3,056	$6,315

Contract Option C	606	1,840	3,102	6,396	606	1,840	3,102	6,396

Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:

					If you do not withdraw your contract
	If you withdraw your contract				or if you select an annuity payout plan
	at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L	$999	$1,473	$1,351	$2,850	$259	$794	$1,351	$2,850

Contract Option C	270	825	1,402	2,952	270	825	1,402	2,952

(1)	In these examples, the contract administrative charge is $40.
(2)	Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 13

Condensed Financial Information

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix O.

Financial Statements

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.

The Variable Account and the Funds

Variable Account. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.

We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.

The Funds. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund Name and Management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

•	Private label: This contract is a “private label” variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the affiliated are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the

 14  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

affiliated funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”) or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

•	Revenue we receive from the funds and potential conflicts of interest:

Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.

Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.

A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.

Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the fund. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.

We or our affiliates may receive payments from the 12b-1 fees, transfer fees or investment management fees of the funds. These fees are deducted from the assets of the funds. The amount, type, and manner in which the revenue from these sources is computed vary by fund. This revenue and the amount by which it can vary may create conflicts of interest.

Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.

We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 15

affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, our affiliated funds comprise the greatest amount and percentage of revenue we derive from payments made by the funds.

The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

•	Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

•	Compensating, training and educating investment professionals who sell the contracts.

•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

•	Providing sub-transfer agency and shareholder servicing to contract owners.

•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.

•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

•	Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

•	Subaccounting, transaction processing, recordkeeping and administration.

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser, subadviser, transfer agent or an affiliate of these and assets of the fund’s distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

 16  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Unless the PN program is in effect or you have selected one of the optional living benefit riders, you may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

Investing In	Investment Objective and Policies	Investment Adviser
AllianceBernstein VPS Growth and Income Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.

AllianceBernstein VPS International Value Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.

American Century VP Inflation Protection, Class II	Seeks long-term total return using a strategy that seeks to protect against U.S. inflation.	American Century Investment Management, Inc.

American Century VP Value, Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

Columbia Variable Portfolio – Cash Management Fund (Class 3)	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	Seeks high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	Seeks high level of current income and, as a secondary goal, steady growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Emerging Markets Fund (Class 3)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	Seeks high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (Available only for contracts with living benefit riders)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 17

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (Available only for contracts with living benefit riders)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2) (Available only for contracts with living benefit riders)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (Available only for contracts with living benefit riders)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	Seeks growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)	Seeks current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares	Seeks capital appreciation.	The Dreyfus Corporation

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	The Dreyfus Corporation, adviser; Fayez Sarofim & Co., sub-adviser.

Fidelity® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either “growth” stocks or “value” stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

 18  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
Fidelity® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either “growth” or “value” common stocks or both.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Overseas Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks allocating investments across different countries and regions. Normally invests at least 80% of assets in non-U.S. securities.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

FTVIPT Franklin Global Real Estate VIP Fund – Class 2 (previously FTVIPT Franklin – Global Real Estate Securities Fund – Class 2)	Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Templeton Institutional, LLC

FTVIPT Franklin Income VIP Fund – Class 2 (previously FTVIPT Franklin – Income Securities Fund – Class 2)	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.

FTVIPT Templeton Global Bond VIP Fund – Class 2 (previously FTVIPT Templeton Global Bond Securities Fund – Class 2)	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

Invesco V.I. American Franchise Fund, Series II Shares	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Comstock Fund, Series II Shares	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.

Invesco V.I. Mid Cap Growth Fund, Series II Shares	Seeks capital growth.	Invesco Advisers, Inc.

Oppenheimer Global Fund/VA, Service Shares	Seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 19

Investing In	Investment Objective and Policies	Investment Adviser
Oppenheimer Global Strategic Income Fund/VA, Service Shares	Seeks a high level of current income principally derived from interest on debt securities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Putnam VT Global Health Care Fund – Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager

Putnam VT Small Cap Value Fund – Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Investments Limited, sub-manager

Variable Portfolio – Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3)	Non-diversified fund that seeks total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.

 20  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderate Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderate level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 21

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderate Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderate level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

 22  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderately Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Barrow, Hanley, Mewhinney & Strauss, LLC, Denver Investment Advisors LLC, Donald Smith & Co., Inc., River Road Asset Management, LLC and Turner Investments L.P., subadvisers.

Variable Portfolio – Victory Established Value Fund (Class 3)	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management, Inc., subadviser.

Wanger USA	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC

Wells Fargo Advantage VT Index Asset Allocation Fund – Class 2	Seeks long-term total return, consisting of capital appreciation and current income.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT International Equity Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 23

Investing In	Investment Objective and Policies	Investment Adviser
Wells Fargo Advantage VT Intrinsic Value Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Metropolitan West Capital Management, LLC, sub-adviser.

Wells Fargo Advantage VT Omega Growth Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Opportunity Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Total Return Bond Fund – Class 2	Seeks total return consisting of income and capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

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The Guarantee Period Accounts (GPAs)

The GPAs may not be available in some states.

Currently, unless you have elected one of the optional living benefit riders, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life’s revenues and other expenses. We cannot predict nor can we guarantee what future rates will be.

We hold amounts you allocate to the GPAs in a “nonunitized” separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

•	Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

•	Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies — Standard & Poor’s, Moody’s Investors Service or Fitch — or are rated in the two highest grades by the National Association of Insurance Commissioners;

•	Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

•	Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account, if available or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 25

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under a SecureSource rider or the Guarantor Withdrawal Benefit for Life rider or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as “early withdrawals.” The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

•	transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;

•	automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA will apply if you transfer to a new PN program investment option;

•	amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect;

•	amounts withdrawn for fees and charges; or

•	amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

If your GPA rate is:	The MVA is:

Less than the new GPA rate + 0.10%	Negative

Equal to the new GPA rate + 0.10%	Zero

Greater than the new GPA rate + 0.10%	Positive

For examples, see Appendix A.

The Fixed Account (Applies to contracts with applications signed on or after May 1, 2006 and if available in your state)

Amounts allocated to the fixed account are part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s profits, revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account.(1) The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each

 26  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see “Buying Your Contract” and “Making the Most of Your Contract — Transfer policies”).

(1)	For Contract Option C, the one-year fixed account may not be available, or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.

DCA FIXED ACCOUNT
You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:

•	for the DCA fixed account and the one-year fixed account;

•	for the DCA fixed accounts with terms of differing length;

•	for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account if available under your contract;

•	for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

•	for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

•	the DCA fixed account for a six month term;

•	the DCA fixed account for a twelve month term;

•	the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;

•	unless you have elected one of the optional living benefit riders, to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

•	to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

•	to the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;

•	unless you have elected one of the optional living benefit riders, then to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your purchase payment.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 27

If you participate in a PN program and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.

If your contract permits, and you discontinue your participation in a PN program while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Transfer policies”).

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the Portfolio Stabilizer or Portfolio Navigator fund in which you are invested if a living benefit rider is selected, or if no living benefit rider is selected, in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Transfer policies”).

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see “Making the Most of Your Contract — Automated Dollar-Cost Averaging.”

Buying Your Contract

New contracts are not currently being offered. We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. You may buy Contract Option L or Contract Option C. Contract Option L has a four-year withdrawal charge schedule. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.

You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied you could have selected (if available in your state):

•	contract Option L or Option C;

•	GPAs, the one-year fixed account (if part of your contract), the DCA fixed account (if part of your contract), and/or subaccounts in which you want to invest;

•	how you want to make purchase payments;

•	a beneficiary;

•	the optional PN program(1); and

•	one of the following Death Benefits:

– ROP Death Benefit

– MAV Death Benefit

– 5% Accumulation Death Benefit(2)

– Enhanced Death Benefit(2)

In addition, you could have also selected (if available in your state):

Either one of the following Optional Living Benefits:

•	Accumulation Protector Benefit rider

•	Guarantor Withdrawal Benefit for Life rider

•	Guarantor Withdrawal Benefit rider

•	Income Assurer Benefit – MAV rider

•	Income Assurer Benefit – 5% Accumulation Benefit Base rider

•	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base rider

 28  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Either of the following Optional Death Benefits:

•	Benefit Protector Death Benefit rider(3)

•	Benefit Protector Plus Death Benefit rider(3)

(1)	There is no additional charge for this feature
(2)	The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.
(3)	Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit riders.

This contract provides for allocations of purchase payments to the GPAs, the one-year fixed account (if part of your contract), the DCA fixed account (if part of your contract), and/or to the subaccounts in even 1% increments subject to the required $1,000 required minimum investment for the GPAs. For Contract Option L, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE
Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities and Roth IRAs, the retirement date must be:

•	no earlier than the 30th day after the contract’s effective date; and

•	no later than the annuitant’s 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

For qualified annuities except Roth IRAs, to comply with IRS regulations, the retirement date generally must be:

•	for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

•	for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant’s 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1)	Applies to contracts with applications signed on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant’s 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 29

share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. See your contract and/or ask your investment professional for the actual terms of the contract you purchased.

Minimum additional purchase payments
  $50 for SIPs

  $100 for all other payment types

Maximum total purchase payments*:
  $1,000,000

*	This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan’s or the Code’s limits on annual contributions also apply. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.

Effective Jan. 26, 2009, no additional purchase payments are allowed for contracts with the Guarantor Withdrawal Benefit rider, Enhanced Guarantor Withdrawal Benefit rider, or Guarantor Withdrawal Benefit for Life rider, subject to state restrictions.

For contracts issued in all states except those listed below certain exceptions apply and the following additional purchase payments will be allowed on/after Jan. 26, 2009:

a.	Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

b.	Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts except TSAs and 401(a)s. This annual limit applies to IRAs, Roth IRAs, and SEP plans.

For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

We reserve the right to change these current rules at any time, subject to state restrictions.

HOW TO MAKE PURCHASE PAYMENTS

 1 By letter

Send your check along with your name and contract number to:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

 2 By SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

Charges

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

 30  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.

The contract (either Option L or Option C) and the death benefit guarantee you select determines the mortality and expense risk fee you pay:

	Contract	Contract
	Option L	Option C

ROP Death Benefit	1.55%	1.65%

MAV Death Benefit	1.75	1.85

5% Accumulation Death Benefit	1.90	2.00

Enhanced Death Benefit	1.95	2.05

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

•	then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L will cover sales and distribution expenses.

WITHDRAWAL CHARGE
You select either contract Option L or Option C at the time of application. Contract Option C has no purchase payment withdrawal charge schedule but carries a higher mortality and expense risk fee than contract Option L.

If you select contract Option L and you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge schedule applies to each purchase payment you make. The withdrawal charge lasts for four years from the receipt of each purchase payment (see “Expense Summary”).

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract Option L includes the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:

Contract Option L without Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider

The TFA is the greater of:

•	10% of the contract value on the prior contract anniversary(1); or

•	current contract earnings.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 31

Contract Option L with Guarantor Withdrawal Benefit for Life rider

The TFA is the greatest of:

•	10% of the contract value on the prior contract anniversary(1);

•	current contract earnings; or

•	the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.

Contract Option L with Guarantor Withdrawal Benefit rider

The TFA is the greatest of:

•	10% of the contract value on the prior contract anniversary(1);

•	current contract earnings; or

•	the Remaining Benefit Payment.

(1)	We consider your initial purchase payment to be the prior contract anniversary’s contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1.	We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2.	We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this “first-in, first-out” rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

Example: Each time you make a purchase payment under the contract Option L, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (The withdrawal charge percentages for the 4-Year withdrawal charge schedule are shown in a table in the “Expense Summary” above.) For example, if you select contract Option L, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see “Expense Summary”), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the guarantee period accounts may also be subject to a market value adjustment (see “Guarantee Period Accounts — Market Value Adjustment”). We pay you the amount you request.

The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.

For an example, see Appendix C.

Waiver of withdrawal charges for contract Option L
We do not assess withdrawal charges for:

•	withdrawals of any contract earnings;

•	withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

•	if you elected the Guarantor Withdrawal Benefit for Life rider, the greater of your contract’s Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

•	if you elected the Guarantor Withdrawal Benefit rider, your contract’s Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

 32  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

•	required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;

•	contracts settled using an annuity payout plan (Exception: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. This exception also applies to contract Option C.)

•	withdrawals made as a result of one of the “Contingent events” described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and

•	death benefits.

Contingent events

•	Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

•	To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See “Annual Operating Expenses of the Funds.”)

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFIT CHARGES

ACCUMULATION PROTECTOR BENEFIT RIDER FEE
We deduct an annual charge of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the charge from the contract value on the contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge.

The Accumulation Protector Benefit rider fee will not exceed a maximum of 1.75%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 33

(b)	you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each investment option.

We exercised our right to increase the rider fee upon elective step up or elective spousal continuation step up and vary the fee depending on whether your contract value is invested in one of the Portfolio Navigator or Portfolio Stabilizer funds at the time of the elective step up or spousal continuation step up. You will pay the fee that is in effect on the valuation date we receive your written request to step up. Currently, we waive our right to increase the fee for investment option changes. There is no assurance that we will not exercise our right in the future.

If you request an elective step up or the elective spousal continuation step up on or after Nov. 18, 2013, the fee that will apply to your rider will correspond to the fund in which you are invested at that time, as shown in the table below.

	Current annual rider fee for elective	Current annual rider fee for elective
	step ups on or after 11/18/13	step ups on or after 11/18/13
Initial annual rider fee	if invested in a	if invested in a
and Current annual rider fee for	Portfolio Navigator fund	Portfolio Stabilizer fund
elective step ups before 11/18/13	at the time of step up	at the time of step up

0.55%	1.75%	1.30%

If your annual rider fee changes during the contract year, on the next contract anniversary we will calculate an average rider fee that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

Subject to the terms of your contract, we reserve the right to further increase the rider fees to the maximum limit provided by your rider and to vary the rider fees based on the fund you select.

The automatic step up option available under your rider will not impact your rider fee.

Please see the “Optional Living Benefits — Accumulation Protector Benefit Rider” section for a full description and rules applicable to elective and automatic step up options under your rider.

The charge does not apply after annuity payouts begin.

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE
We deduct an annual charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. The initial fee is 0.65%. We deduct the charge from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value.

Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum fee of 1.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Guarantor Withdrawal Benefit for Life rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:

•	request an elective step up or the elective spousal continuation step up, or

•	move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to,

the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.

 34  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.

Fund name	Current fee as of 12/18/13

Portfolio Stabilizer funds	0.65%

Portfolio Navigator funds:

Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.95%

Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.10%

On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:

1.	Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.

2.	Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.

3.	Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.

During the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:

1.	to a Portfolio Stabilizer fund;

2.	to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or

3.	to a more aggressive Portfolio Navigator fund.

The step up and lock in of any contract gains will occur as of the date of the transfer described above.

Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.

We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. The step up and new fee will be effective on the date we receive your request for the step up (Step up date).

For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:

1.	the duration of your window is determined on a calendar day basis;

2.	under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and

3.	if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.

Each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.

Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 35

Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.

If you choose the elective step up, the elective spousal continuation step up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuity payouts begin.

For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix N.

GUARANTOR WITHDRAWAL BENEFIT RIDER FEE
This fee information applies to both Rider A (see “Optional Benefits”) and Rider B (see Appendix H) unless otherwise noted.

We deduct an annual charge based on contract value for this optional feature only if you select it. The initial fee is 0.55%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

The Guarantor Withdrawal Benefit rider charge will not exceed a maximum fee of 1.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Guarantor Withdrawal Benefit rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested.

Beginning Dec. 18, 2013, if you:

•	request an elective step up or the elective spousal continuation step up, or

•	move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to,

the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.

If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.

Fund name	Current fee as of 12/18/13

Portfolio Stabilizer funds	0.55%

Portfolio Navigator funds:

Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.85%

Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.00%

 36  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

On your next contract anniversary after, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:

1.	Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.

2.	Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.

3.	Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.

For the enhanced rider, if during the 30 days following your contract anniversary, your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:

1.	to a Portfolio Stabilizer fund;

2.	to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or

3.	to a more aggressive Portfolio Navigator fund.

For original riders, you must always elect to step up your rider values. The step up and lock in of any contract gains will occur as of the date of the transfer described above.

Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.

We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. For original riders or enhanced riders subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. For enhanced riders and original riders with an application signed date on or after 4/29/2005, if approved in your state, the step up and new fee will be effective on the date we receive your request for the step up (Step up date). For original riders with an application signed date before 4/29/2005, the step up will be effective as of your contract anniversary and the fee for your rider will be the fee that was in effect for your current fund on the anniversary.

For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:

1.	the duration of your window is determined on a calendar day basis;

2.	under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and

3.	if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.

Under the enhanced rider, each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.

Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.

Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.

If you choose the annual or spousal continuation elective step up or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the effective date of your step up in investment option change. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 37

For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix N.

INCOME ASSURER BENEFIT RIDER FEE
We deduct a charge for this optional feature only if you select it. We determine the charge by multiplying the guaranteed income benefit base by the charge of the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see “Optional Benefits — Income Assurer Benefit Riders”) and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:

	Maximum	Current

Income Assurer Benefit – MAV	1.50%	0.30	%(1)

Income Assurer Benefit – 5% Accumulation Benefit Base	1.75	0.60	(1)

Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base	2.00	0.65	(1)

(1)	For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV — 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base — 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base — 0.75%.

We deduct the charge from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program investment option but not to exceed the maximum fees shown above. We cannot change the Income Assurer Benefit rider fee after the rider effective date, unless you change your PN program investment option after we have exercised our rights to increase the rider charge and/or charge a separate fee for PN program each investment option. If you choose to change your investment option after we have exercised our rights to increase the rider fee for new contract owners, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

For an example of how each Income Assurer Benefit fee is calculated, see Appendix B.

OPTIONAL DEATH BENEFIT CHARGES

BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE
We deduct a charge for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

 38  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Valuing Your Investment

We value your accounts as follows:

GPAs
We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

•	the sum of your purchase payments and transfer amounts allocated to the GPAs;

•	plus interest credited;

•	minus the sum of amounts withdrawn (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

•	minus any prorated portion of the contract administrative charge; and

•	minus the prorated portion of the fee for any of the following optional benefits you have selected:

– Accumulation Protector Benefit rider;

– Guarantor Withdrawal Benefit for Life rider;

– Guarantor Withdrawal Benefit rider;

– Income Assurer Benefit rider;

– Benefit Protector rider; or

– Benefit Protector Plus rider.

THE FIXED ACCOUNT
The fixed account includes the one-year fixed account if available under your contract, and the DCA fixed account.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

•	the sum of your purchase payments allocated to the one-year fixed account (if included) and the DCA fixed account (if included), and transfer amounts to the one-year fixed account (if included) (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);

•	plus interest credited;

•	minus the sum of amounts withdrawn (including any applicable withdrawal charges for Contract Option L) and amounts transferred out;

•	minus any prorated portion of the contract administrative charge; and

•	minus the prorated portion of the fee for any of the following optional benefits you have selected:

– Accumulation Protector Benefit rider;

– Guarantor Withdrawal Benefit for Life rider;

– Guarantor Withdrawal Benefit rider;

– Income Assurer Benefit rider;

– Benefit Protector rider; or

– Benefit Protector Plus rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

Number of units: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 39

We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.

The number of accumulation units you own may fluctuate due to:

•	additional purchase payments you allocate to the subaccounts;

•	transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

•	partial withdrawals;

•	withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

•	the contract administrative charge; and

•	the fee for any of the following optional benefits you have selected:

– Accumulation Protector Benefit rider;

– Guarantor Withdrawal Benefit for Life rider;

– Guarantor Withdrawal Benefit rider;

– Income Assurer Benefit rider;

– Benefit Protector rider; or

– Benefit Protector Plus rider.

Accumulation unit values will fluctuate due to:

•	changes in fund net asset value;

•	fund dividends distributed to the subaccounts;

•	fund capital gains or losses;

•	fund operating expenses; and

•	mortality and expense risk fee and the variable account administrative charge.

Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

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How dollar-cost averaging works

					Number
By investing an equal number			Amount	Accumulation	of units
of dollars each month...		Month	invested	unit value	purchased

		Jan	$100	$20	5.00

		Feb	100	18	5.56

you automatically buy		Mar	100	17	5.88

more units when the	è	Apr	100	15	6.67

per unit market price is low...		May	100	16	6.25

		Jun	100	18	5.56

		Jul	100	17	5.88

and fewer units		Aug	100	19	5.26

when the per unit	è	Sept	100	21	4.76

market price is high.		Oct	100	20	5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the “DCA Fixed Account” and “Portfolio Navigator Program and Portfolio Stabilizer Funds” sections in this prospectus for details.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under the PN program (see “Portfolio Navigator Program and Portfolio Stabilizer Funds” below).

As long as you are not participating in a PN program, asset rebalancing is available for use with the DCA fixed account (see “DCA Fixed Account”) only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

ASSET ALLOCATION PROGRAM
For contracts with applications signed before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the PN program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 41

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

•	no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

•	no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see “Guarantee Period Accounts — Market Value Adjustment”).

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

•	reallocate your current model portfolio to an updated version of your current model portfolio; or

•	substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days’ written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

Required Use of Asset Allocation Program with Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider

If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:

•	Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Accumulation Protector Benefit rider if you do not intend to continue participating in one of the model portfolios until the end of the waiting period.

•	Guarantor Withdrawal Benefit rider: Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Guarantor Withdrawal Benefit rider if you do not intend to continue participating in one of the model portfolios for the life of the contract.

 42  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

•	Income Assurer Benefit rider: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. Therefore, you should not select the Income Assurer Benefit rider if you do not intend to continue participating in one of the model portfolios during the period of time the Income Assurer Benefit rider is in effect.

PORTFOLIO NAVIGATOR PROGRAM (PN program) and PORTFOLIO STABILIZER FUNDS
Under the PN program for the living benefit riders, your contract value is allocated to a PN program investment option (except as described in the next paragraph). The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”). The PN program is available for both nonqualified and qualified annuities.

The PN program also allows those who participated in a previous version of the PN program and who previously opted out of the transfer of their contract value to Portfolio Navigator funds to remain invested in accordance with a “static” PN program model portfolio investment option that is not subject to updating or reallocation. For more information on the static model portfolios, see “The static model portfolios” below.

You are required to participate in the PN program if your contract includes optional living benefit riders. Prior to November 18, 2013, the program contained Portfolio Navigator funds and PN program static model portfolios. If your contract does not include one of these riders, you may not participate in the PN program; but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds without being in the PN program. You should review any PN program information, including the prospectus for the funds of funds, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.

Beginning November 18, 2013, if you have selected Guarantor Withdrawal Benefit for Life riders, Guarantor Withdrawal Benefit rider or Accumulation Protector Benefit rider, as an alternative to the Portfolio Navigator funds in the PN program, we have made available to you four new funds, known as Portfolio Stabilizer funds as described in the “Portfolio Stabilizer funds” section below. You may choose to remain invested in your current Portfolio Navigator fund, move to a different Portfolio Navigator fund, or move to a Portfolio Stabilizer fund. Your decision should be made based on your own individual investment objectives and financial situation, and in consultation with your financial adviser.

Please note that if you are currently invested in a Portfolio Navigator fund and choose to reallocate your contract value to a Portfolio Stabilizer fund, you will no longer have access to any of the Portfolio Navigator funds, but you may change to any one of the other Portfolio Stabilizer funds, subject to the transfer limits applicable to your rider.

The Portfolio Stabilizer funds. Beginning November 18, 2013, if you have selected Guarantor Withdrawal Benefit for Life riders, Guarantor Withdrawal Benefit rider or Accumulation Protector Benefit rider, the following Portfolio Stabilizer funds will be available to you:

1. Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2)

2. Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)

3. Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)

4. Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2)

Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the Fund’s exposure to equity market volatility. The Portfolio Stabilizer funds are diversified funds that, under normal market conditions, pursue their investment objectives by allocating the Funds’ assets across equity and fixed income/debt asset classes while targeting a particular level of effective equity exposure that varies based on volatility in the equity market. The Portfolio Stabilizer funds invest in a mix of affiliated and unaffiliated mutual funds and, in seeking to manage equity market volatility, employ a tactical allocation strategy of utilizing:

•	derivative transactions (such as credit default swap indexes, futures, swaps, forward rate agreements and options);

•	direct investments in exchange-traded funds (ETFs); and

•	direct investments in fixed-income or debt securities (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures and dollar rolls).

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 43

The investments described above as part of the tactical allocation strategy are primarily utilized to adjust (increase or reduce) the Portfolio Stabilizer funds’ exposure to different asset classes and various segments within these asset classes. In general, when Columbia Management, the Funds’ investment manager, determines that equity market volatility is relatively low, it may increase the Fund’s effective equity market exposure and decrease the Funds’ effective fixed income/debt exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s effective equity market exposure and, correspondingly, increase the Fund’s effective fixed income/debt exposure.

Changes to underlying fund selections and allocations may be driven by various factors, including the risks and benefits of investing in a particular underlying fund as a means of achieving total return. Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management and the Funds’ board of trustees.

Columbia Management considers the independent analysis of Morningstar Associates, LLC (Morningstar), an independent investment consultant, with respect to the performance of the underlying funds, the types of investment categories represented by the underlying funds, and the consideration of additional asset classes, or segments within these classes represented by the underlying funds. Columbia Management retains full discretion over the Portfolio Stabilizer funds’ investment activities. Neither Columbia Management nor Morningstar serves as your investment adviser as to the allocation of your contract value to the Portfolio Stabilizer funds.

For additional information about the Portfolio Stabilizer funds’ investment strategies, see the Funds’ prospectuses.

The Portfolio Navigator funds. Each Portfolio Navigator fund is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk, which it seeks to achieve by investing in various underlying funds. Descriptions of each Portfolio Navigator fund’s risk level should be viewed in relation to the risk levels of the other Funds. The Portfolio Navigator funds have relative risk profiles ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach. Columbia Management is the investment adviser of each of the Portfolio Navigator funds, and Columbia Management is the investment adviser of each of the underlying funds in which the Funds invest. Columbia Management will take actions it deems appropriate to position the Portfolio Navigator funds to achieve their investment objectives, including investing in any underlying fund, adding new underlying funds, and altering target allocations as necessary. Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management and the Funds’ boards of trustees.

Below are the target asset allocation ranges (between the relevant asset classes) for each of the Portfolio Navigator funds:

1. Variable Portfolio – Aggressive Portfolio: 70-85% Equity / 10-25% Fixed Income / 0-5% Cash/Cash Equivalents / 0-10% Alternative Strategies

2. Variable Portfolio – Moderately Aggressive Portfolio: 55-70% Equity / 25-40% Fixed Income / 0-5% Cash/Cash Equivalents / 0-10% Alternative Strategies

3. Variable Portfolio – Moderate Portfolio: 40-55% Equity / 40-55% Fixed Income / 0-5% Cash/Cash Equivalents / 0-10% Alternative Strategies

4. Variable Portfolio – Moderately Conservative Portfolio: 25-40% Equity / 50-65% Fixed Income / 0-10% Cash/Cash Equivalents / 0-10% Alternative Strategies

5. Variable Portfolio – Conservative Portfolio: 10-25% Equity / 60-75% Fixed Income / 5-15% Cash/Cash Equivalents / 0-10% Alternative Strategies

In managing the Portfolio Navigator funds, Columbia Management considers the independent analysis of Morningstar, an independent investment consultant, on a broad range of aspects relating to the management of the Funds, including but not limited to the performance of the underlying funds. Columbia Management retains full discretion over the Portfolio Navigator funds’ investment activities. Neither Columbia Management nor Morningstar serves as your investment adviser as to the allocation of your contract value to a Portfolio Navigator fund.

For additional information about the Portfolio Navigator funds’ investment strategies, see the Funds’ prospectus.

PN Program static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds and/or any GPAs (if included) in accordance with the allocation percentages stated for the model portfolio. By participating in the PN program through a model portfolio, you have instructed us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

 44  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

•	no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a fund of funds);

•	no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See “Guarantee Period Accounts — Market Value Adjustment.”)

If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors. Your investment professional can help you determine whether your continued investment in a static model portfolio is appropriate for you.

If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the Portfolio Navigator funds/Portfolio Stabilizer funds. If you are invested in Portfolio Navigator fund and have a living benefit rider that requires a move to a certain model portfolio once you begin taking income, you will be transferred to the Portfolio Navigator fund that corresponds to that model portfolio once you begin taking income.

Investing in the Portfolio Stabilizer Funds and the Portfolio Navigator Funds. You are responsible for determining which investment option is best for you. Currently, there are five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), with risk profiles ranging from conservative to aggressive in relation to one another. There are four Portfolio Stabilizer funds currently available. You may not use more than one Portfolio Stabilizer or Portfolio Navigator fund at a time. If your contract does not have a living benefit rider, you may invest in more than one Portfolio Navigator fund. Your investment professional can help you determine which investment option most closely matches your investing style, based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. There is no guarantee that the investment option you select is appropriate for you based on your investment objectives and/or risk profile. We and Columbia Management are not responsible for your decision to select a certain investment option or your decision to transfer to a different investment option.

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see “DCA Fixed Account”), and you are invested in one of the Portfolio Stabilizer or Portfolio Navigator funds, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the investment option or model portfolio you have chosen.

Before you decide to transfer contract value to one of the Portfolio Stabilizer funds, you and your investment professional should carefully consider the following:

•	Whether the Portfolio Stabilizer fund meets your personal investment objectives and/or risk tolerance.

•	Whether you would like to continue to invest in a Portfolio Navigator fund. If you decide to transfer your contract value to a Portfolio Stabilizer fund, you permanently lose your ability to invest in any of the Portfolio Navigator funds. If you decide to no longer invest your contract value in the Portfolio Stabilizer funds, your only option will be to terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply.

•	Whether the total expenses associated with an investment in a Portfolio Stabilizer fund is appropriate for you. For total expenses associated with the rider, you should consider not only the variation of the rider fee, but also the variation in fees among the various funds. You should also consider your overall investment objective, as well as how total fees and your selected fund’s investment objective may impact the amount of any step up opportunities in the future.

You may request a change to your fund selection (or a transfer from your PN program static model portfolio to either a Portfolio Navigator fund or a Portfolio Stabilizer fund) up to two times per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. However, an initial transfer from a Portfolio Navigator fund to a Portfolio Stabilizer fund will not count toward the limit of two transfers per year. If your contract includes a SecureSource series rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see “Market Timing”). If your contract includes the GWB for Life rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions. If you decide to annuitize your contract, your rider will terminate and you will no longer have access to the Portfolio Stabilizer funds.

Substitution and modification. We reserve the right to add, remove or substitute funds. We also reserve the right, upon notification to you, to close or restrict any fund. Any change will apply to current allocations and/or to future payments and transfers. If your living benefit rider is terminated, you may remain invested in the Portfolio Stabilizer funds, but you will not

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 45

be allowed to allocate future purchase payments or make transfers to these funds. Any substitution of funds may be subject to Securities and Exchange Commission approval.

We reserve the right to change the terms and conditions of the PN program or to change the availability of the investment options upon written notice to you. This includes but is not limited to the right to:

•	limit your choice of investment options based on the amount of your initial purchase payment;

•	cancel required participation in the program after 30 days written notice;

•	substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and

•	discontinue the PN program after 30 days written notice.

Risks and conflicts of interests associated with the Portfolio Navigator funds, Portfolio Stabilizer funds and PN program static model portfolios. An investment in a Fund involves risk. Principal risks associated with an investment in a Portfolio Navigator fund or Portfolio Stabilizer fund may be found in the relevant Fund’s prospectus. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.

Investing in a Portfolio Navigator fund, Portfolio Stabilizer fund or PN program static model portfolio does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting alternative investment options.

For a complete list of the risks associated with investing in the Portfolio Stabilizer funds and the Portfolio Navigator funds, please consult the applicable Fund’s prospectus.

Volatility and Volatility Management Risk with the Portfolio Stabilizer funds. Although the Portfolio Stabilizer funds seek to manage equity market volatility within their respective portfolios, there is no guarantee that the Funds will be successful. Despite each Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the underlying funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. Columbia Management’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and strategies.

Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated in the Fund’s prospectus, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising may also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME.

Accordingly, although an investment in the Portfolio Stabilizer funds may mitigate declines in your contract value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your contract value during periods of positive performance by the equity markets. This may deprive you of some or all of the benefits of increases in equity market values under your contract and could also result in a decrease in your contract value.

Conflicts of interest regarding the Portfolio Stabilizer funds and Portfolio Navigator funds. In providing investment advisory services for the Portfolio Stabilizer funds, the Portfolio Navigator funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. For additional information regarding the conflicts of interest to which Columbia Management may be subject, see the Funds’ prospectuses.

Shares of the Portfolio Navigator funds and Portfolio Stabilizer funds are currently available solely to our contract holders, including where the contract holder has elected a guaranteed benefit rider that requires investment in the Fund. We are an affiliate of Ameriprise Financial, which is the parent company of Columbia Management, the Funds’ investment manager. We have financial obligations to holders of the riders arising from guarantee obligations under such riders, which vary based upon the investment performance of the Fund.

With respect to the Portfolio Stabilizer funds, we expect to benefit financially by offering the Funds, compared to offering other types of funds, in contracts without riders. For example, we expect to reduce our costs to purchase investments associated with contract liabilities tied to the Portfolio Stabilizer funds. We also expect to benefit from the greater liquidity of

 46  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

hedge investments used to meet our obligations under the riders. In addition, we expect to reduce our capital requirements, which represent assets we set aside to back the guarantees offered in our contracts. As described above, we have a financial interest in reducing our potential exposure with respect to contract values invested under the riders. This may present a potential conflict of interest with respect to the interests of rider holders (who are required to allocate their contract value to a Portfolio Stabilizer fund). In particular, our interest in reducing volatility within the Portfolio Stabilizer fund’s portfolio may present a potential conflict between it and Columbia Management as the latter seeks to achieve the Fund’s investment objective of total return while seeking to manage the Fund’s exposure to equity market volatility.

In addition, we or our affiliates receive from each of the underlying funds, or their affiliates, compensation including but not limited to expense payments and non-cash compensation as a result of our decision to make such funds available as investment options in which your contract value may be invested. See “The Variable Account and the Funds — Revenue we receive from the funds and potential conflicts of interest”.

Further, although the model portfolios are no longer maintained on an ongoing basis and are not managed by Columbia Management, they may also be subject to the conflicts of interest described above because they allocate contract value to underlying funds which are managed by Columbia Management or its affiliate and for which we may receive compensation. We or our affiliates receive compensation from Columbia Management or its affiliates as a result of our decision to include funds managed by Columbia Management or its affiliates as underlying funds in which your contract value may be invested.

Living benefits requiring participation in the PN program or investing in the Portfolio Stabilizer funds:

•	Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Portfolio Navigator Aggressive investment option, or transfer to the Portfolio Navigator Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply.

•	Guarantor Withdrawal Benefit for Life rider: The Guarantor Withdrawal Benefit for Life rider requires that your contract value be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Withdrawal charges and tax penalties may apply.

•	Guarantor Withdrawal Benefit rider: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Withdrawal charges and tax penalties may apply.

Living benefits requiring participation in the PN program:

•	Income Assurer Benefit rider: The Income Assurer Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options. Withdrawal charges and tax penalties may apply.

TRANSFERRING AMONG ACCOUNTS
The transfer rights discussed in this section do not apply if you have selected one of the optional living benefit riders.

You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:

•	If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 47

•	If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see “Transfer policies” below.

Transfer policies

•	Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account (if included) at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

•	You may transfer contract values from the one-year fixed account (if included) to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. For Contract Option L, the amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value; transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. For Contract Option C, transfers to the one-year fixed account and transfers out of the one-year fixed account may not be available or may be significantly limited. See your contract for the actual terms of the one-year fixed account you purchased. For both Contract Option L and Contract Option C, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

•	You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Because of these limitations, it may take several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA)”).

•	If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

•	You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See “DCA Fixed Account.”)

•	Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and the DCA fixed account.

Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts

 48  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

•	diluting the value of an investment in an underlying fund in which a subaccount invests;

•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

•	requiring transfer requests to be submitted only by first-class U.S. mail;

•	not accepting hand-delivered transfer requests or requests made by overnight mail;

•	not accepting telephone or electronic transfer requests;

•	requiring a minimum time period between each transfer;

•	not accepting transfer requests of an agent acting under power of attorney;

•	limiting the dollar amount that you may transfer at any one time;

•	suspending the transfer privilege; or

•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 49

fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:

•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers or withdrawals:  Contract value or entire account balance

*	Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 By automated transfers and automated partial withdrawals

Your investment professional can help you set up automated transfers among your subaccounts, the one-year fixed account or GPAs or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

•	Automated withdrawals may be restricted by applicable law under some contracts.

•	You may not make additional purchase payments if automated partial withdrawals are in effect.

•	If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a DCA fixed account (see “The Fixed Account — DCA Fixed Account” and “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”).

•	Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

•	If you have a Guarantor Withdrawal Benefit for Life rider or Guarantor Withdrawal Benefit rider, you may set up automated partial withdrawals up to the benefit available for withdrawal under the rider.

Minimum amount
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 50  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

 3 By phone

Call:
1-800-333-3437

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers:                           Contract value or entire account balance
Withdrawals:                      $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

Withdrawals

You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges, or any applicable optional rider charges (see “Charges”) and federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see “Optional Benefits”). Any partial withdrawal request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the withdrawal on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.

In addition, withdrawals you are required to take to satisfy RMDs may reduce the value of certain death benefits and optional benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts and GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in each subaccount, one-year fixed account or GPA must be either zero or at least $50.

RECEIVING PAYMENT
By regular or express mail:

•	payable to owner;

•	mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

–	the withdrawal amount includes a purchase payment check that has not cleared;

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 51

–	the NYSE is closed, except for normal holiday and weekend closings;

–	trading on the NYSE is restricted, according to SEC rules;

–	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

–	the SEC permits us to delay payment for the protection of security holders.

TSA — Special Provisions

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

–	you are at least age 59 1/2;

–	you are disabled as defined in the Code;

–	you severed employment with the employer who purchased the contract;

–	the distribution is because of your death;

–	the distribution is due to plan termination; or

–	you are a military reservist.

•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”)

•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (see “Taxes.”)

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit rider and/or Benefit Protector

 52  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Plus rider, the rider will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. For the Guarantor Withdrawal Benefit for Life riders, any ownership change that impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the ownership change on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. Continuance of the Benefit Protector is optional. (See “Optional Benefits.”)

Benefits in Case of Death

There are four death benefit options under your contract if you die before the retirement start date while this contract is in force. You must select one of the following death benefits:

•	ROP Death Benefit;

•	MAV Death Benefit;

•	5% Accumulation Death Benefit;

•	Enhanced Death Benefit

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract’s data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges — Mortality and Expense Risk Fee.”)

Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

Here are some terms that are used to describe the death benefits:

Adjusted partial withdrawals (calculated for ROP and MAV Death Benefits)	=	PW × DB CV

PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

DB = the death benefit on the date of (but prior to) the partial withdrawal

CV = contract value on the date of (but prior to) the partial withdrawal

Maximum Anniversary Value (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total purchase payments applied to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% Variable Account floor: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

•	the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

•	plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

•	minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent purchase payments allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.

5% variable account floor adjusted transfers or adjusted partial withdrawals	=	PWT × VAF SV

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 53

PWT	=	the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial withdrawal or transfer from the subaccounts or the DCA fixed account.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts and the DCA fixed account on the date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payments withdrawn or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a)	is the amount of purchase payments in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b)	is the ratio of the amount of contract value transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or the DCA fixed account.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit 5% variable account floor.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:

1.	contract value; or

2.	total purchase payments applied to the contract minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

If available in your state and both you and the annuitant are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not these death benefits are appropriate for your situation.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals; or

3.	the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals; or

3.	the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals;

 54  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

3.	the MAV on the date of death; or

4.	the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on contract Option L from that point forward unless additional payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (see “Optional Benefits.”)

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year after your death, or other date as permitted by the IRS; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

Qualified annuities

•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward unless additional payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (see “Optional Benefits.”)

•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year following the year of your death; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

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•	Annuity payout plan: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

Optional Benefits

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

OPTIONAL LIVING BENEFITS
ACCUMULATION PROTECTOR BENEFIT RIDER
The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

On the benefit date, if:	Then your Accumulation Protector Benefit rider benefit is:
The Minimum Contract Accumulation Value (defined below) as determined under the Accumulation Protector Benefit rider is greater than your contract value,	The contract value is increased on the benefit date to equal the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the benefit date.
The contract value is equal to or greater than the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider,	Zero; in this case, the Accumulation Protector Benefit rider ends without value and no benefit is payable.

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. Exception: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.

If this rider is available in your state, you may elect the Accumulation Protector Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it, except as described in the “Terminating the Rider” section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted.
After the waiting period, you have the following options:

•	Continue your contract;

•	Take partial withdrawals or make a full withdrawal; or

•	Annuitize your contract to create a guaranteed income stream.

The Accumulation Protector Benefit rider may not be purchased with the optional Guarantor Withdrawal Benefit for Life rider, or the Guarantor Withdrawal Benefit rider or any Income Assurer Benefit rider.

The Accumulation Protector Benefit rider may not be available in all states.

You should consider whether a Accumulation Protector Benefit rider is appropriate for you because:

•	you must be invested in one of the approved investment options. This requirement limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, one-year fixed account (if included) and GPAs that are available under the contract to contract owners who do not elect this rider;

•	you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;

•	if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see “Taxes — Qualified Annuities — Required

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Minimum Distributions”). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

•	if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;

•	the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and

•	the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see “Charges”).

Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.

Here are some general terms that are used to describe the operation of the Accumulation Protector Benefit:

Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.

Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

Adjustments for Partial Withdrawals: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a)	is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b)	is the MCAV on the date of (but immediately prior to) the partial withdrawal.

Waiting Period: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation investment option after we have exercised our rights to charge a separate charge for each investment option.

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

Automatic Step Up
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

Elective Step Up Option
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

We may increase the fee for your rider (see “Charges — Accumulation Protector Benefit Rider Charge”). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 57

is higher than your annual rider fee before the elective step up. Elective step ups will also result in a restart of the waiting period as of the most recent contract anniversary.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

Spousal Continuation
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

Terminating the Rider
The rider will terminate under the following conditions:

The rider will terminate before the benefit date without paying a benefit on the date:

•	you take a full withdrawal; or

•	annuitization begins; or

•	the contract terminates as a result of the death benefit being paid.

The rider will terminate on the benefit date.

For an example, see Appendix E.

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER
The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if:

•	your contract application is signed on or after May 1, 2006(1);

•	the rider is available in your state; and

•	you and the annuitant are 80 or younger on the date the contract is issued.

(1)	The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see “At Death” heading below) — even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see “Buying Your Contract — The Retirement Date”). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see “Making the Most of Your Contract — Withdrawals”). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and do not intend to elect an annuity payout and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1)	The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated

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with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP),” “Remaining Benefit Payment (RBP),” “Guaranteed Benefit Amount (GBA),” and “Remaining Benefit Amount (RBA).” See these headings below for more information.

(2)	The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see “At Death” heading below) or until the RBA [under the basic withdrawal benefit] is reduced to zero. Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP),” “Remaining Annual Lifetime Payment (RALP),” “Covered Person,” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:

•	After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

•	During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

•	After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

•	During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below). Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see “Charges — Withdrawal Charges”). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see “Guarantee Period Accounts (GPAs) — Market Value Adjustment”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Making the Most of Your Contract — Withdrawals”).

The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your PN investment option, the rider charge may change (see “Charges”).

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

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You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:

•	Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

(a)	Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

(i)	There are multiple contract owners — when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

(ii)	The owner and the annuitant are not the same persons — if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

(b)	Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

(c)	When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

(d)	Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.

•	Investment Allocation Restriction: You must be invested in one of the approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”) You may allocate qualifying purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make.

•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix G for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”).

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•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current limitations, see “Buying Your Contract — Purchase Payments.”

•	Limitations on Purchase of Other Riders under this Contract: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect an Income Assurer Benefit rider or the Accumulation Protector Benefit rider.

•	Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

•	Interaction with Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see “Charges — Withdrawal Charge”). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract’s TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal procedures described below for the GBA, RBA and ALP.

For an example, see Appendix F.

Key terms and provisions of the Guarantor Withdrawal Benefit for Life rider are described below:
Partial Withdrawals: A withdrawal of an amount that does not result in a withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

Waiting period: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

Guaranteed Benefit Amount (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

The GBA is determined at the following times, calculated as described:

•	At contract issue — the GBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBA that is associated with that RBA will also be set to zero.

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.

(b)	is greater than the total RBP — GBA excess withdrawal processing will be applied to the GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

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The RBA is determined at the following times, calculated as described:

•	At contract issue — the RBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own RBA initially set equal that payment’s GBA.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.

(b)	is greater than the total RBP — RBA excess withdrawal processing will be applied to the RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:

1.	The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2.	The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

Guaranteed Benefit Payment (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

•	At contract issue — the GBP is established as 7% of the GBA value.

•	At each contract anniversary — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.

•	When you make additional purchase payments — each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBP associated with that RBA will also be reset to zero.

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBP remains unchanged.

(b)	is greater than the total RBP — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

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Remaining Benefit Payment (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

•	At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

•	At the beginning of any other contract year — the RBP for each purchase payment is set equal to that purchase payment’s GBP.

•	When you make additional purchase payments — each additional purchase payment has its own RBP equal to that payment’s GBP.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	At spousal continuation — (see “Spousal Option to Continue the Contract” heading below).

•	When an individual RBA is reduced to zero — the RBP associated with that RBA will also be reset to zero.

•	When you make any partial withdrawal — the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract’s life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

Annual Lifetime Payment Attained Age (ALPAA): The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

Annual Lifetime Payment (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see “At Death” heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

The ALP is determined at the following times:

•	The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65 — the ALP is established as 6% of the total RBA.

•	When you make additional purchase payments — each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	At contract ownership change — (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the RALP — the ALP remains unchanged.

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(b)	is greater than the RALP — ALP excess withdrawal processing will be applied to the ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

Remaining Annual Lifetime Payment (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

The RALP is determined at the following times:

•	The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

(a)	During the waiting period and prior to any withdrawals — the RALP is established equal to 6% of purchase payments.

(b)	At any other time — the RALP is established equal to the ALP.

•	At the beginning of each contract year during the waiting period and prior to any withdrawals — the RALP is set equal to the total purchase payments, multiplied by 6%.

•	At the beginning of any other contract year — the RALP is set equal to ALP.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make additional purchase payments — each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

•	When you make any partial withdrawal — the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

Required Minimum Distributions (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

•	The RMD is the life expectancy RMD for this contract alone, and

•	The RMD amount is based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.

See Appendix G for additional information.

Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

•	The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

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•	If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

•	The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

•	Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up and it is also possible for the RBA and GBA to step up even if the ALP and the RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

•	The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

•	The total RBP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

•	The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

•	The RALP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

(b)	At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but never less than zero.

Spousal Option to Continue the Contract: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

•	The GBA, RBA, and GBP values remain unchanged.

•	The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation — the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

•	If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation — the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation — the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

•	If the ALP has been established and the new covered person is age 65 or older as of the date of continuation — the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to equal to the ALP less all prior withdrawals made in the current contract year, but never less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

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Spousal Continuation Step Up: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse’s investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse’s request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

•	If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1)	The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

(a)	receive the remaining schedule of GBPs until the RBA equals zero; or

(b)	wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2)	The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

(a)	the remaining schedule of GBPs until the RBA equals zero; or

(b)	the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4)	The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

•	The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

•	We will no longer accept additional purchase payments;

•	You will no longer be charged for the rider;

•	Any attached death benefit riders will terminate; and

•	The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:

•	If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

•	If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

At Death: If the contract value is greater than zero, then the Guarantor Withdrawal Benefit for Life rider will terminate when the death benefit becomes payable (see “Benefits in Case of Death”). The beneficiary may elect to take the death benefit as a

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lump sum under the terms of the contract (see “Benefits in Case of Death”) or the annuity payout option (see “Guaranteed Withdrawal Benefit Annuity Payout Option” heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

•	If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

•	If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

Contract Ownership Change: If the contract changes ownership (see “Changing Ownership”), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

•	If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be established on the anniversary contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.

•	If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to equal the ALP.

•	If the ALP has been established and the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to equal the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

Guaranteed Withdrawal Benefit Annuity Payout Option: Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This option may not be available if the contract is issued to qualify under Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

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This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:

1.	Annuity payouts under an annuity payout plan will terminate the rider.

2.	Termination of the contract for any reason will terminate the rider.

GUARANTOR WITHDRAWAL BENEFIT RIDER
The Guarantor Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if:

•	your contract application was signed on or after May 1, 2006(1),(2) in those states where the Guarantor Withdrawal Benefit for Life rider is not available(3);

•	you and the annuitant are 79 or younger on the date the contract is issued.

(1)	The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.
(2)	The disclosures in this section also apply to contract owners who purchased this rider on or after April 29, 2005. In previous disclosures, we have referred to this rider as Rider A. We also offered an earlier version of this rider, previously referred to as Rider B. See Appendix H for information regarding Rider B which is no longer offered. See the rider attached to your contract for the actual terms of the benefit you purchased.
(3)	Ask your investment professional if this rider is available in your state.

You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP — the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:

•	withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

•	the guaranteed benefit amount will be adjusted as described below; and

•	the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see “Charges — Withdrawal Charge”). Market value adjustments, if applicable, will also be made (see “Guarantee Period Accounts (GPAs) — Market Value Adjustment”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefit (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawals”).

Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special

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spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your investment option, the rider charge may change (see “Charges”).

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:

•	Investment Allocation Restriction: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see “Making the Most of Your Contract — Asset Allocation Program”), however, you may have elected to participate in the Portfolio Navigator program after May 1, 2006. This limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract — Asset Allocation Program and Portfolio Navigator Program and Portfolio Stabilizer Funds”). You may make qualifying purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen.

•	Tax Considerations for Non-Qualified Annuities: Withdrawals are taxable income to the extent of earnings. Withdrawals before age 59 1/2 may also incur a 10% IRS early withdrawal penalty;

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”).

•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments.

•	Interaction with the Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see “Charges — Withdrawal Charge”). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract’s TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guarantor Withdrawal Benefit annuity payout option.

Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, adjusted for subsequent purchase payments, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

•	At contract issue — the GBA is equal to the initial purchase payment;

•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment is added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below).

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•	When you make a partial withdrawal:

a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal procedure will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

c)	under the original rider in a contract year after a step up but before the third contract anniversary — the following excess withdrawal procedure will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

GBA EXCESS WITHDRAWAL PROCEDURE
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

•	At contract issue — the RBA is equal to the initial purchase payment;

•	When you make additional purchase payments — each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment is added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below).

•	When you make a partial withdrawal:

a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal procedure will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

c)	under the original rider after a step up but before the third contract anniversary — the following excess withdrawal procedure will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups.

RBA EXCESS WITHDRAWAL PROCEDURE
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see “Elective Step Up” above). The GBP is equal to 7% of the GBA.

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Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

•	If you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

•	If you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

•	If you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and

•	You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

•	The effective date of the elective step up is the valuation date we receive your written request to step up.

•	The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

•	The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

•	The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

•	The annual step up is subject to the following rules:

•	The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

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•	If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

•	You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

•	The RBA will be increased to an amount equal to the contract value on the step up date.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

•	The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

•	The RBP will be reset as follows:

(a)	Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse’s election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse’s written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantorsm Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in

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proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

•	you will be paid according to the annuity payout option described above;

•	we will no longer accept additional purchase payments;

•	you will no longer be charged for the rider;

•	any attached death benefit riders will terminate; and

•	the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix J.

INCOME ASSURER BENEFIT RIDERS
There are three optional Income Assurer Benefit riders available under your contract:

•	Income Assurer Benefit – MAV;

•	Income Assurer Benefit – 5% Accumulation Benefit Base; or

•	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit rider. This section is followed by a description of each specific Income Assurer Benefit rider and how it is calculated.

You should consider whether an Income Assurer Benefit rider is appropriate for you because:

•	you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract — Portfolio Navigator Program”). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see “Making the Most of Your Contract — Asset Allocation Program”), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider. (See “Making the Most of Your Contract — Asset Allocation Program” and “Portfolio Navigator Program.”);

•	if you are purchasing the contract as a qualified annuity, such as an IRA, you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit is appropriate for you (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Partial withdrawals you take from the contract, including those used to satisfy RMDs will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit rider with a qualified annuity;

•	you must hold the Income Assurer Benefit for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;

•	you can only exercise the Income Assurer Benefit within 30 days after a contract anniversary following the expiration of the 10-year waiting period;

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•	the 10-year waiting period may be restarted if you elect to change the PN program investment option to one that causes the rider charge to increase (see “Charges — Income Assurer Benefit”); and

•	the Income Assurer Benefit rider terminates* on the contract anniversary after the annuitant’s 86th birthday.

*	The rider and annual fee terminate on the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If the Income Assurer Benefit rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit rider you select (see “Charges — Income Assurer Benefit Rider Fee”). The effective date of the rider will be the contract issue date. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders are not available with any Income Assurer Benefit rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a Income Assurer Benefit rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit rider is appropriate for your situation.

Here are some general terms that are used to describe the Income Assurer Benefit riders in the sections below:
Guaranteed Income Benefit Base: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.

Excluded Investment Options: These investment options are listed in your contract under Contract Data and will include the Columbia Variable Portfolio – Cash Management Fund and, if available under your contract, GPAs and one-year fixed account. Excluded investment options are not used in the calculation of this riders’ variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

Excluded Payments: These are purchase payments paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

Proportionate Adjustments for Partial Withdrawals: These are calculated as the product of (a) times (b) where:

(a)	is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal; and

(b)	is the benefit on the date of (but prior to) the partial withdrawal.

Protected Investment Options: All investment options available under this contract that are not defined as Excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

Waiting Period: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your PN program investment option to one that causes the rider charge to increase.

The following are general provisions that apply to each Income Assurer Benefit:

Exercising the Rider
Rider exercise conditions are:

•	you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;

•	the annuitant on the retirement date must be between 50 to 86 years old; and

•	you can only take an annuity payment in one of the following annuity payout plans:

Plan A —	Life Annuity – No Refund;

Plan B —	Life Annuity with Ten or Twenty Years Certain;

Plan D —	Joint and Last Survivor Life Annuity – No Refund;

—	Joint and Last Survivor Life Annuity with Twenty Years Certain; or

Plan E —	Twenty Years Certain.

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After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payment or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

•	If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

•	If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate, for contracts purchased on or after May 1, 2006 and if available in your state(1). These are the same rates used in Table B of the contract (see “The Annuity Payout Period — Annuity Tables”). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

(1)	For all other contracts, the guaranteed annuity purchase rates are based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale and a 2.0% interest rate.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + i) 1.05	= Pt

Pt-1	= prior annuity payout
Pt	= current annuity payout
i	= annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

Terminating the Rider
Rider termination conditions are:

•	you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

•	you may terminate the rider any time after the expiration of the waiting period;

•	the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

•	the rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.

*	The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.

You may select one of the Income Assurer Benefit riders described below:

Income Assurer Benefit – MAV

The guaranteed income benefit base for the Income Assurer Benefit – MAV is the greater of these three values:

1.	contract value; or

2.	the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3.	the maximum anniversary value.

Maximum Anniversary Value (MAV) – is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)	current contract value; or

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(b)	total payments made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1.	contract value less the market value adjusted excluded payments; or

2.	total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.	the MAV, less market value adjusted excluded payments.

Market Value Adjusted Excluded Payments are calculated as the sum of each excluded purchase payment multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

Income Assurer Benefit – 5% Accumulation Benefit Base

The guaranteed income benefit base for the Income Assurer Benefit – 5% Accumulation Benefit Base is the greater of these three values:

1.	contract value; or

2.	the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3.	the 5% variable account floor.

5% Variable Account Floor – is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

•	the total purchase payments made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

•	an amount equal to 5% of your initial purchase payment allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant’s 81st birthday, we increase the variable account floor by adding the amount (“roll-up amount”) equal to 5% of the prior contract anniversary’s variable account floor.

The amount of purchase payments withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a)	is the amount of purchase payments in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b)	is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant’s 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract

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anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a)	is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b)	is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c)	is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

This method is greater than a dollar-for-dollar reduction, and could potentially deplete the maximum benefit faster than the dollar-for-dollar reduction.

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1.	contract value less the market value adjusted excluded payments (described above); or

2.	total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.	the 5% variable account floor, less 5% adjusted excluded payments.

5% Adjusted Excluded Payments are calculated as the sum of each excluded payment accumulated at 5% for the number of full contract years they have been in the contract.

Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base

The guaranteed income benefit base for the Income Assurer Benefit — Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.	the contract value;

2.	the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals;

3.	the MAV (described above); or

4.	the 5% variable account floor (described above).

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of:

1.	contract value less the market value adjusted excluded payments (described above);

2.	total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals;

3.	the MAV, less market value adjusted excluded payments (described above); or

4.	the 5% variable account floor, less 5% adjusted excluded payments (described above).

For an example of how benefits under each Income Assurer Benefit rider are calculated, see Appendix K.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective. The Benefit Protector does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

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The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

•	the applicable death benefit, plus:

•	40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

•	15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

Earnings at death: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

Terminating the Benefit Protector

•	You may terminate the rider within 30 days of the first rider anniversary.

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

For an example, see Appendix L.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

•	the benefits payable under the Benefit Protector described above, plus

•	a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

	Percentage if you and the annuitant are	Percentage if you or the annuitant are
Rider Year	under age 70 on the rider effective date	age 70 or older on the rider effective date

One and Two	0%	0%

Three and Four	10%	3.75%

Five or more	20%	7.5%

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Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

•	the ROP death benefit (see “Benefits in Case of Death”) plus:

	If you and the annuitant are under	If you or the annuitant are age 70
Rider Year	age 70 on the rider effective date, add . . .	or older on the rider effective date, add . . .

One	Zero	Zero

Two	40% × earnings at death (see above)	15% × earnings at death

Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)

Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)

*	Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.

Terminating the Benefit Protector Plus

•	You may terminate the rider within 30 days of the first rider anniversary.

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).

For an example, see Appendix M.

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts” and “Taxes — Qualified Annuities — Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs, the DCA fixed account and Portfolio Stabilizer funds are not available during this payout period.

Amounts of fixed and variable payouts depend on:

•	the annuity payout plan you select;

•	the annuitant’s age and, in most cases, sex;

•	the annuity table in the contract; and

•	the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see “Making the Most of Your Contract — Transfer policies”).

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5%

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investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.

•	Plan A – Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

•	Plan B – Life annuity with five, ten, 15 or 20 years certain: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.

•	Plan C – Life annuity — installment refund: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

•	Plan D

–	Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

–	Joint and last survivor life annuity with 20 years certain: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

•	Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5%. (See “Charges — Withdrawal charge under Annuity Payout Plan E.”) A 10% IRS penalty tax could apply to the taxable portion if you take a withdrawal. (See “Taxes.”).

•	Guaranteed Withdrawal Benefit Annuity Payout Option (available only under contracts with the Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit rider): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see “Optional Benefits — Guarantor Withdrawal Benefit for Life Rider” or “Optional Benefits — Guarantor Withdrawal Benefit Rider”). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will

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be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

•	in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

•	over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

Annuity payouts: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any

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withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death — If You Die Before the Retirement Start Date”).

Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.

Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.

Penalties: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

•	because of your death or in the event of nonnatural ownership, the death of the annuitant;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if it is allocable to an investment before Aug. 14, 1982; or

•	if annuity payouts are made under immediate annuities as defined by the Code.

Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.

1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules may apply. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are

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given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.

For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange. Different IRS limitations on withdrawals apply to partial exchanges completed prior to October 24, 2011.

Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty on the taxable portion.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.

Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

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The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

•	the payout is a RMD as defined under the Code;

•	the payout is made on account of an eligible hardship; or

•	the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

•	because of your death;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

•	to pay certain medical or education expenses (IRAs only); or

•	if the distribution is made from an inherited IRA.

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death — If you Die Before the Retirement Date”).

Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.

Assignment: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable, on the taxable portion.

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We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Spousal status: In the case of United States v. Windsor, Section 3 of the Defense of Marriage Act was declared unconstitutional by the U.S. Supreme Court. As a result of this ruling, same sex marriages recognized under state law must be afforded all of the benefits of marriage for federal law purposes. The IRS subsequently provided interpretive guidance which, for federal tax purposes, determined the recognition of a same sex marriage is based on the state or foreign jurisdiction in which the marriage occurred. In addition, the guidance states that other relationships that may be recognized under state law, such as civil unions or domestic partnerships, are not considered marriages for federal tax purposes. Therefore, if you are in a civil union or other non-marital relationship recognized under state law, you will not receive the favorable federal tax treatment normally afforded to married couples.

When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.

If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

•	the reserve held in each subaccount for your contract; divided by

•	the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

•	laws or regulations change;

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 85

•	the existing funds become unavailable; or

•	in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

•	add new subaccounts;

•	combine any two or more subaccounts;

•	transfer assets to and from the subaccounts or the variable account; and

•	eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio — Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

About the Service Providers

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (“RiverSource Distributors”), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 5.50% each time a purchase payment is made for contract Option L and 1.00% for contract Option C as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% (for both contracts) of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

•	revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Expense Summary”);

•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The funds”);

•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and

•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

•	fees and expenses we collect from contract owners, including withdrawal charges; and

 86  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota and a multistate insurance department examination). RiverSource Life has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Additional Information

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2013, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access this document, see “SEC Filings” under “Investor Relations” on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 87

APPENDICES

Table of Contents and Cross-Reference Table

APPENDIX NAME	PAGE #	CROSS-REFERENCE	PAGE #

Appendix A: Example — Market Value Adjustment (MVA)	p. 89	Guarantee Period Accounts (GPAs)	p. 25

Appendix B: Example — Income Assurer Benefit Rider Fee	p. 91	Charges — Income Assurer Benefit Rider Fee	p. 38

Appendix C: Example — Withdrawal Charges for Contract Option L	p. 92	Charges — Withdrawal Charge	p. 31

Appendix D: Example — Death Benefits	p. 97	Benefits in Case of Death	p. 53

Appendix E: Example — Accumulation Protector Benefit Rider	p. 100	Optional Benefits — Accumulation Protector Benefit Rider	p. 56

Appendix F: Example — Guarantor Withdrawal Benefit for Life Rider	p. 102	Optional Benefits — Guarantor Withdrawal Benefit for Life Rider	p. 58

Appendix G: Guarantor Withdrawal Benefit for Life Rider — Additional RMD Disclosure	p. 104	Optional Benefits — Guarantor Withdrawal Benefit for Life Rider	p. 58

Appendix H: Example — Guarantor Withdrawal Benefit — Rider B Disclosure	p. 106	Optional Benefits — Guarantor Withdrawal Benefit Rider	p. 68

Appendix I: Guarantor Withdrawal Benefit Rider — Additional RMD Disclosure	p. 111	Optional Benefits — Guarantor Withdrawal Benefit Rider	p. 68

Appendix J: Example — Guarantor Withdrawal Benefit Rider	p. 112	Optional Benefits — Guarantor Withdrawal Benefit Rider	p. 68

Appendix K: Example — Income Assurer Benefit Riders	p. 114	Optional Benefits — Income Assurer Benefit Riders	p. 73

Appendix L: Example — Benefit Protector Death Benefit Rider	p. 119	Optional Benefits — Benefit Protector Death Benefit Rider	p. 77

Appendix M: Example — Benefit Protector Plus Death Benefit Rider	p. 121	Optional Benefits — Benefit Protector Plus Death Benefit Rider	p. 78

Appendix N: Example — Withdrawal Benefit Riders: Elective Step Up or Elective Spousal Continuation Step Up	p. 123	Optional Benefits — Optional Living Benefits	p. 56

Appendix O: Condensed Financial Information (Unaudited)	p. 124	Condensed Financial Information (Unaudited)	p. 14

The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices D through F and J through M include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

 88  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix A: Example — Market Value Adjustment (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as “early withdrawals.”

Assumptions:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

•	we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

•	after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. In this case, that is seven years.

Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA’s 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year guarantee period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA’s 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

Sample MVA Calculations
The precise MVA formula we apply is as follows:

Early withdrawal amount ×	[(	1 + i 1 + j + .001)	n/12	− 1 ]	= MVA

Where i	= rate earned in the GPA from which amounts are being transferred or withdrawn.

j	= current rate for a new guarantee period equal to the remaining term in the current guarantee period.

n	= number of months remaining in the current guarantee period (rounded up).

Examples — MVA
Using assumptions similar to those we used in the examples above:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

•	we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

•	after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Example 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .035 + .001)	84/12	− 1]	= –$39.84

In this example, the MVA is a negative $39.84.

Example 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 2.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .025 + .001)	84/12	− 1]	= $27.61

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your withdrawal charge percentage is 6% due to the withdrawal

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charge schedule under contract Option L. (See “Charges — Withdrawal Charge”). We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.

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Appendix B: Example — Income Assurer Benefit Rider Fee

Example — Income Assurer Benefit Rider Fee

Assumptions:

•	You purchase the contract with a payment of $50,000 and allocate all of your payment to the protected investment options and make no transfers, add-ons or withdrawals; and

•	on the first contract anniversary your total contract value is $55,545; and

•	on the second contract anniversary your total contract value is $53,270.

We would calculate the Guaranteed Income Benefit Base for each Income Assurer Benefit on the second anniversary as follows:

The Income Assurer Benefit – MAV Guaranteed Income Benefit Base is the greatest of the following values:

Purchase Payments less adjusted partial withdrawals:	$50,000
Contract value on the second anniversary:	$53,270
Maximum Anniversary Value:	$55,545

Income Assurer Benefit – MAV Guaranteed Income Benefit Base	$55,545

The Income Assurer Benefit – 5% Accumulation Guaranteed Income Benefit Base is the greatest of the following values:

Purchase Payments less adjusted partial withdrawals:	$50,000
Contract value on the second anniversary:	$53,270
5% Variable Account Floor = 1.05 × 1.05 × $50,000	$55,125

Income Assurer Benefit – 5% Accumulation Guaranteed Income Benefit Base	$55,125

The Income Assurer Benefit – Greater of MAV or 5% Accumulation Guaranteed Income Benefit Base is the greatest of the following values:

Purchase Payments less adjusted partial withdrawals:	$50,000
Contract value on the second anniversary:	$53,270
Maximum Anniversary Value:	$55,545
5% Variable Account Floor = 1.05 × 1.05 × $50,000	$55,125

Income Assurer Benefit – Greater of MAV or 5% Accumulation Guaranteed Income Benefit Base	$55,545

The Income Assurer Benefit fee deducted from your contract value would be:
Income Assurer Benefit – MAV fee =	0.30% × $55,545 = $166.64
Income Assurer Benefit – 5% Accumulation Benefit Base fee =	0.60% × $55,125 = $330.75
Income Assurer Benefit – MAV or 5% Accumulation Benefit Base fee =	0.65% × $55,545 = $361.04

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Appendix C: Example — Withdrawal Charges for Contract Option L

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1.	First, in each contract year, we withdraw amounts totaling:

•	up to 10% of your prior anniversary’s contract value or your contract’s remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.

•	up to 10% of your prior anniversary’s contract value or the greater of your contract’s remaining benefit payment or remaining annual lifetime payment if you elected the Guarantor Withdrawal Benefit for Life rider, and the greater of your remaining annual lifetime payment and your remaining benefit payment is greater than 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.

2.	Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3.	Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4.	Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a “first-in, first-out” (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for Contract Option L with a four-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

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Full withdrawal charge calculation — four year withdrawal charge schedule:

This is an example of how we calculate the withdrawal charge on a contract with a four-year (from the date of each purchase payment) withdrawal charge schedule and the following history:

Assumptions:

•	We receive a single $50,000 purchase payment; and

•	You withdraw the contract for its total value in the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

•	You have made no prior withdrawals.

We will look at two situations, one where the contract has a gain and another where there is a loss:

	Contract with Gain	Contract with Loss

Contract value just prior to withdrawal:	$60,000.00	$40,000.00
Contract value on prior anniversary:	58,000.00	42,000.00

We calculate the withdrawal charge as follows:

		Contract with Gain	Contract with Loss

Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):	50,000.00	50,000.00

	Earnings in the contract (but not less than zero):	10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	TFA (but not less than zero):	10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:	60,000.00	40,000.00
	Less earnings in the contract:	10,000.00	0.00

	ACV (but not less than zero):	50,000.00	40,000.00
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	XSF (but not less than zero):	0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:
	PPW = XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)
	XSF from Step 4 =	0.00	4,200.00
	ACV from Step 3 =	50,000.00	40,000.00
	CV from Step 1 =	60,000.00	40,000.00
	TFA from Step 2 =	10,000.00	4,200.00
	PPNPW from Step 1 =	50,000.00	50,000.00

	PPW =	50,000.00	50,000.00

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 93

		Contract with Gain	Contract with Loss

Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:	50,000.00	50,000.00
	less XSF:	0.00	4,200.00

	amount of PPW subject to a withdrawal charge:	50,000.00	45,800.00
	multiplied by the withdrawal charge rate:	× 6.0%	× 6.0%

	withdrawal charge:	3,000.00	2,748.00
Step 7.	The dollar amount you will receive as a result of your full withdrawal is determined as:
	Contract value withdrawn:	60,000.00	40,000.00
	Withdrawal charge:	(3,000.00)	(2,748.00)
	Contract charge (assessed upon full withdrawal):	(40.00)	(40.00)

	Net full withdrawal proceeds:	$56,960.00	$37,212.00

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Partial withdrawal charge calculation — four-year withdrawal charge schedule:

This is an example of how we calculate the withdrawal charge on a contract with a four-year (from the date of each purchase payment) withdrawal charge schedule and the following history:

Assumptions:

•	We receive a single $50,000 purchase payment; and

•	You request a net partial withdrawal of $15,000.00 in the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

•	You have made no prior withdrawals.

We will look at two situations, one where the contract has a gain and another where there is a loss:

	Contract with Gain	Contract with Loss

Contract value just prior to withdrawal:	$60,000.00	$40,000.00
Contract value on prior anniversary:	58,000.00	42,000.00

We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

We calculate the withdrawal charge for each estimate as follows:

Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):	50,000.00	50,000.00

	Earnings in the contract (but not less than zero):	10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	TFA (but not less than zero):	10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:	15,319.15	15,897.93
	Less earnings in the contract:	10,000.00	0.00

	ACV (but not less than zero):	5,319.15	15,897.93
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	XSF (but not less than zero):	0.00	4,200.00

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 95

Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:
	PPW = XSF + (ACV − XSF) / (CV − TFA) × (PPNPW − XSF)
	XSF from Step 4 =	0.00	4,200.00
	ACV from Step 3 =	5,319.15	15,897.93
	CV from Step 1 =	60,000.00	40,000.00
	TFA from Step 2 =	10,000.00	4,200.00
	PPNPW from Step 1 =	50,000.00	50,000.00

	PPW =	5,319.15	19,165.51
Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:	5,319.15	19,165.51
	less XSF:	0.00	4,200.00

	amount of PPW subject to a withdrawal charge:	5,319.15	14,965.51
	multiplied by the withdrawal charge rate:	× 6.0%	× 6.0%

	withdrawal charge:	319.15	897.93
Step 7.	The dollar amount you will receive as a result of your partial withdrawal is determined as:
	Contract value withdrawn:	15,319.15	15,897.93
	Withdrawal charge:	(319.15)	(897.93)

	Net partial withdrawal proceeds:	$15,000.00	$15,000.00

 96  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix D: Example — Death Benefits

Example — ROP Death Benefit

Assumptions:

•	You purchase the contract with a payment of $20,000. You select contract Option L; and

•	during the first contract year you make an additional purchase payment of $5,000; and

•	during the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and

•	during the third contract year the contract value grows to $23,000.

We calculate the ROP Death Benefit as follows:
1. Contract value at death:	$23,000.00

2. Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals calculated as:

$1,500 × $25,000 $22,000 =	−1,704.55

for a death benefit of:	$23,295.45

ROP Death Benefit, calculated as the greatest of these two values:	$23,295.45

Example — MAV Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000. You select contract Option L; and

•	on the first contract anniversary the contract value grows to $26,000; and

•	during the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1. Contract value at death:	$20,500.00

2. Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals, calculated as:

$1,500 × $25,000 $22,000 =	–1,704.55

for a death benefit of:	$23,295.45

3. The MAV immediately preceding the date of death:
Greatest of your contract anniversary values:	$26,000.00
plus purchase payments made since the prior anniversary:	+0.00
minus the death benefit adjusted partial withdrawals, calculated as:

$1,500 × $26,000 $22,000 =	−1,772.73

for a death benefit of:	$24,227.27

The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:	$24,227.27

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 97

Example — 5% Accumulation Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

•	on the first contract anniversary, the GPA value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

•	during the second contract year the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greater of three values, is calculated as follows:
1. Contract value at death:	$22,800.00

2. Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals, calculated as:

$1,500 × $25,000 $24,300 =	−1,543.21

for a death benefit of:	$23,456.79

3. The 5% variable account floor:
The variable account floor on the first contract anniversary, calculated as: 1.05 × $20,000 =	$21,000.00
plus amounts allocated to the subaccounts since that anniversary:	+0.00
minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

$1,500 × $21,000 $19,000 =	−$1,657.89

variable account floor benefit:	$19,342.11
plus the GPA value:	+5,300.00
5% variable account floor (value of the GPAs, one-year fixed account and the variable account floor):	$24,642.11

The 5% Accumulation Death Benefit, calculated as the greatest of these three values, which is the 5% variable account floor:	$24,642.11

 98  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Example — Enhanced Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

•	on the first contract anniversary, the GPAs value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

•	during the second contract year the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is the greatest of four values, is calculated as follows:
1. Contract value at death:	$22,800.00

2. Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals, calculated as:

$1,500 × $25,000 $24,300 =	−1,543.21

for a ROP Death Benefit of:	$23,456.79

3. The MAV on the anniversary immediately preceding the date of death:
The MAV on the immediately preceding anniversary:	$25,000.00
plus purchase payments made since that anniversary:	+0.00
minus adjusted partial withdrawals made since that anniversary, calculated as:

$1,500 × $25,000 $24,300 =	−1,543.21

for a MAV Death Benefit of:	$23,456.79

4. The 5% variable account floor:
The variable account floor on the first contract anniversary,
calculated as: 1.05 x $20,000 =	$21,000.00
plus amounts allocated to the subaccounts since that anniversary:	+0.00
minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

$1,500 × $21,000 $19,000 =	−$1,657.89

variable account floor benefit:	$19,342.11
plus the GPA value:	+5,300.00
5% variable account floor (value of the GPAs and the variable account floor):	$24,642.11

EDB, calculated as the greatest of these four values, which is the 5% variable account floor:	$24,642.11

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 99

Appendix E: Example — Accumulation Protector Benefit Rider

Automatic Step Up
This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

Assumptions:

•	You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

•	you make no additional purchase payments to the contract; and

•	you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

•	contract values increase or decrease according to the hypothetical assumed net rate of return; and

•	you do not exercise the elective step up option available under the rider; and

•	you do not change PN program investment options.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

			MCAV	Hypothetical	Hypothetical
Contract			Adjusted	Assumed	Assumed
Duration	Purchase	Partial	Partial	Net Rate	Contract
in Years	Payments	Withdrawals	Withdrawal	of Return	Value	MCAV

At Issue	$125,000	$ N/A	$ N/A	N/A	$125,000	$125,000

1	0	0	0	12.0%	140,000	125,000

2	0	0	0	15.0%	161,000	128,800	(2)

3	0	0	0	3.0%	165,830	132,664	(2)

4	0	0	0	-8.0%	152,564	132,664

5	0	2,000	2,046	-15.0%	127,679	130,618

6	0	0	0	20.0%	153,215	130,618

7	0	0	0	15.0%	176,197	140,958	(2)

8	0	5,000	4,444	-10.0%	153,577	136,513

9	0	0	0	-20.0%	122,862	136,513

10(1)	0	0	0	-12.0%	108,118	136,513

(1)	The APB benefit date.
(2)	These values indicate where the automatic step up feature increased the MCAV.

Important Information About This Example:

•	If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

•	Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

Elective Step Up
This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up Option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

Assumptions:

•	You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

 100  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

•	you make no additional purchase payments to the contract; and

•	you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

•	contract values increase or decrease according to the hypothetical assumed net rate of return; and

•	the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

•	you do not change PN program investment options.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

	Years				MCAV	Hypothetical	Hypothetical
Contract	Remaining in				Adjusted	Assumed	Assumed
Duration	the Waiting		Purchase	Partial	Partial	Net Rate	Contract
in Years	Period		Payments	Withdrawals	Withdrawal	of Return	Value	MCAV

At Issue	10		$125,000	$ N/A	$ N/A	N/A	$125,000	$125,000

1	10	(2)	0	0	0	12.0%	140,000	140,000	(3)

2	10	(2)	0	0	0	15.0%	161,000	161,000	(3)

3	10	(2)	0	0	0	3.0%	165,830	165,830	(3)

4	9		0	0	0	–8.0%	152,564	165,830

5	8		0	2,000	2,558	–15.0%	127,679	163,272

6	7		0	0	0	20.0%	153,215	163,272

7	10	(2)	0	0	0	15.0%	176,197	176,197	(3)

8	9		0	5,000	5,556	–10.0%	153,577	170,642

9	8		0	0	0	–20.0%	122,862	170,642

10	7		0	0	0	–12.0%	108,118	170,642

11	6		0	0	0	3.0%	111,362	170,642

12	5		0	0	0	4.0%	115,817	170,642

13	4		0	7,500	10,524	5.0%	114,107	160,117

14	3		0	0	0	6.0%	120,954	160,117

15	2		0	0	0	–5.0%	114,906	160,117

16	1		0	0	0	–11.0%	102,266	160,117

17(1)	0		0	0	0	–3.0%	99,198	160,117

(1)	The APB benefit date.
(2)	The waiting period restarts when the elective step up is exercised.
(3)	These values indicate when the elective step up feature increased the MCAV.

Important Information About This Example:

•	If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

•	Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

•	Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 101

Appendix F: Example — Guarantor Withdrawal Benefit for Life Rider

EXAMPLE #1: Covered person has not reached age 65 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000.

•	You are the sole owner and also the annuitant. You are age 60.

•	You make no additional payments to the contract.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit						Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP	ALP			RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000	$	N/A		$	N/A

0.5	0	7,000	92,000	100,000		93,000		7,000	0		N/A			N/A

1	0	0	91,000	100,000		93,000		7,000	7,000		N/A			N/A

1.5	0	7,000	83,000	100,000		86,000		7,000	0		N/A			N/A

2	0	0	81,000	100,000		86,000		7,000	7,000		N/A			N/A

5	0	0	75,000	100,000		86,000		7,000	7,000		5,160	(1)		5,160	(1)

5.5	0	5,160	70,000	100,000		80,840		7,000	1,840		5,160			0

6	0	0	69,000	100,000		80,840		7,000	7,000		5,160			5,160

6.5	0	7,000	62,000	100,000		73,840		7,000	0		3,720	(2)		0

7	0	0	70,000	100,000		73,840		7,000	7,000		4,200			4,200

7.5	0	10,000	51,000	51,000	(3)	51,000	(3)	3,570	0		3,060	(3)		0

8	0	0	55,000	55,000		55,000		3,850	3,850		3,300			3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1)	The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2)	The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3)	The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

 102  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

EXAMPLE #2: Covered person has reached 65 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000.

•	You are the sole owner and also the annuitant. You are age 65.

•	You make no additional payments to the contract.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit							Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP		ALP		RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000		$6,000		$6,000

1	0	0	105,000	105,000		105,000		7,350	7,000	(1)	6,300		6,000	(1)

2	0	0	110,000	110,000		110,000		7,700	7,000	(1)	6,600		6,000	(1)

3	0	0	110,000	110,000		110,000		7,700	7,700	(2)	6,600		6,600	(2)

3.5	0	6,600	110,000	110,000		103,400		7,700	1,100		6,600		0

4	0	0	115,000	115,000		115,000		8,050	8,050		6,900		6,900

4.5	0	8,050	116,000	115,000		106,950		8,050	0		6,900	(3)	0

5	0	0	120,000	120,000		120,000		8,400	8,400		7,200		7,200

5.5	0	10,000	122,000	120,000	(4)	110,000	(4)	8,400	0		7,200	(4)	0

6	0	0	125,000	125,000		125,000		8,750	8,750		7,500		7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1)	The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 103

Appendix G: Guarantor Withdrawal Benefit for Life Rider — Additional RMD Disclosure

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit for Life rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1)	If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

•	Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

•	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

•	Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

•	Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.

(2)	If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

•	A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

•	Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

•	Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

•	Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.

(3)	If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

•	An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

•	This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)	determined by us each calendar year;

(2)	based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and

(3)	is otherwise based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

1.	an individual retirement annuity (Section 408(b));

2.	a Roth individual retirement account (Section 408A);

3.	a Simplified Employee Pension plan (Section 408(k));

4.	a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

 104  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 105

Appendix H: Guarantor Withdrawal Benefit — Rider B Disclosure

GUARANTOR WITHDRAWAL BENEFIT RIDER
The Guarantor Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if:

•	your contract application is signed prior to April 29, 2005(1),(2);

•	the rider was available in your state; and

•	you and the annuitant were 79 or younger on the date the contract was issued.

(1)	The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.
(2)	In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit for Life and Guarantor Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.

You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP — the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:

•	withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

•	the guaranteed benefit amount will be adjusted as described below; and

•	the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see “Charges — Withdrawal Charge”). Market value adjustments, if applicable, will also be made (see “Guarantee Period Accounts (GPAs) — Market Value Adjustment”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawals”).

Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your investment option the rider charge may change (see “Charges”).

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:

•	Investment Allocation Restriction: You must participate in the asset allocation program (see “Making the Most of Your Contract — Asset Allocation Program”), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006 (see “Making the Most of Your Contract — Portfolio Navigator Program”). This limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;

 106  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

•	Tax Considerations for Non-Qualified Annuities: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”).

•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current limitations, see “Buying Your Contract — Purchase Payments.”

•	Interaction with the Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see “Charges — Withdrawal Charge”). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract’s TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guarantor Withdrawal Benefit annuity payout option.

Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, adjusted for subsequent purchase payments, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

•	At contract issue — the GBA is equal to the initial purchase payment;

•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment. The total GBA when an additional purchase payment is added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below).

•	When you make a partial withdrawal:

a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal procedure will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

c)	under the original rider in a contract year after a step up but before the third contract anniversary — the following excess withdrawal procedure will be applied to the GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 107

GBA EXCESS WITHDRAWAL PROCEDURE
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

•	At contract issue — the RBA is equal to the initial purchase payment;

•	When you make additional purchase payments — each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment is added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below).

•	When you make a partial withdrawal:

a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal procedure will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

c)	under the original rider after a step up but before the third contract anniversary — the following excess withdrawal procedure will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

 108  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

•	if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

•	if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

•	if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and

•	you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows: The effective date of the elective step up is the contract anniversary.

•	The RBA will be increased to an amount equal to the contract anniversary value.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

•	The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

•	The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

•	The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

•	If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

•	You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

•	The RBA will be increased to an amount equal to the contract value on the step up date.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 109

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

•	The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

•	The RBP will be reset as follows:

(a)	Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse’s written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse’s written request to continue the contract and the death benefit that would otherwise have been paid.

Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

•	you will be paid according to the annuity payout option described above;

•	we will no longer accept additional purchase payments;

•	you will no longer be charged for the rider;

•	any attached death benefit riders will terminate; and

•	the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix J.

 110  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix I: Guarantor Withdrawal Benefit Rider —
Additional RMD Disclosure

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1)	If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the GBP on the date we calculated the ALERMDA, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the GBP.

(2)	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3)	Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

(4)	Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal procedure described by the Guarantor Withdrawal Benefit rider.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)	determined by us each calendar year,

(2)	based on the value of this contract alone on the date it is determined, and

(3)	based on the company’s understanding and interpretation of the requirements for the following types of plans under the Code as of the date of this prospectus:

Life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

1.	an individual retirement annuity (Code Section 408(b)),

2.	a Roth individual retirement account (Code Section 408A),

3.	a Simplified Employee Pension plan (Code Section 408(k)),

4.	a 401K plan (Code Section 401(k)) (with our approval),

5.	custodial and investment only plans (Code Section 401(a)) (with our approval),

6.	a tax-sheltered annuity rollover (Code Section 403(b)).

In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your GBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. some ownerships by trusts and charities), the life expectancy required minimum distribution amount calculated by us will equal zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years for contracts not covered by the sections of the Code listed above as of the date of this prospectus.

Please consult your tax advisor about the impact of these rules prior to purchasing the Guarantor Withdrawal Benefit rider.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 111

Appendix J: Example — Guarantor Withdrawal Benefit Rider

Example of the Guarantor Withdrawal Benefit — This example illustrates both Rider A (see “Optional Benefits”) and Rider B (see Appendix H).

Assumptions:

•	You purchase the contract with a payment of $100,000; and

•	you select contract Option L.

The Guaranteed Benefit Amount (GBA) equals your purchase payment:	$100,000
The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
0.07 × $100,000 =	$7,000
The Remaining Benefit Amount (RBA) equals your purchase payment:	$100,000
On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$110,000
The GBA equals 100% of your contract value:	$110,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $110,000 =	$7,700
During the fourth contract year you decide to take a partial withdrawal of $7,700.
You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
$110,000 – $7,700 =	$102,300
The GBA equals the GBA immediately prior to the partial withdrawal:	$110,000
The GBP equals 7% of your GBA:
0.07 × $110,000 =	$7,700
On the fourth contract anniversary you make an additional purchase payment of $50,000.
The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
$102,300 + $50,000 =	$152,300
The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
$110,000 + $50,000 =	$160,000
The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
$7,700 + $3,500 =	$11,200
On the fifth contract anniversary your contract value grows to $200,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$200,000
The GBA equals 100% of your contract value:	$200,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $200,000 =	$14,000
During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000
OR
(2) your prior RBA less the amount of the partial withdrawal.
$200,000 – $20,000 =	$180,000
Reset RBA = lesser of (1) or (2) =	$180,000

 112  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

The GBA gets reset to the lesser of:
(1) your prior GBA	$200,000
OR
(2) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000
Reset GBA = lesser of (1) or (2) =	$200,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $200,000 =	$14,000
During the eighth contract year your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$175,000 – $25,000 =	$150,000
OR
(2) your prior RBA less the amount of the partial withdrawal.
$180,000 – $25,000 =	$155,000
Reset RBA = lesser of (1) or (2) =	$150,000
The GBA gets reset to the lesser of:
(1) your prior GBA;	$200,000
OR
(2) your contract value immediately following the partial withdrawal;
$175,000 – $25,000 =	$150,000
Reset GBA = lesser of (1) or (2) =	$150,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $150,000 =	$10,500

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Appendix K: Example — Income Assurer Benefit Riders

The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract’s standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. The contract values shown are hypothetical and do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as “protected investment options”) and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity – No Refund.

Remember that the riders require you participate in the PN program. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN program investment options include protected investment options and excluded investment options (Columbia Variable Portfolio – Cash Management Fund, and if available under the contract, GPAs and the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit – 5% Accumulation Benefit Base rider and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base rider. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program investment options.

Assumptions:

•	You purchase the contract during the 2006 calendar year, with a payment of $100,000; and

•	you invest all contract value in the subaccounts (protected investment options); and

•	you make no additional purchase payments, partial withdrawals or changes in PN program investment options; and

•	the annuitant is male and age 55 at contract issue; and

•	the joint annuitant is female and age 55 at contract issue.

Example — Income Assurer Benefit – MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

	Assumed		Maximum	Guaranteed
Contract	Contract	Purchase	Anniversary	Income
Anniversary	Value	Payments	Value (MAV)(1)	Benefit Base(2)

1	$108,000	$100,000	$108,000	$108,000
2	125,000	none	125,000	125,000
3	132,000	none	132,000	132,000
4	150,000	none	150,000	150,000
5	85,000	none	150,000	150,000
6	121,000	none	150,000	150,000
7	139,000	none	150,000	150,000
8	153,000	none	153,000	153,000
9	140,000	none	153,000	153,000
10	174,000	none	174,000	174,000
11	141,000	none	174,000	174,000
12	148,000	none	174,000	174,000
13	208,000	none	208,000	208,000
14	198,000	none	208,000	208,000
15	203,000	none	208,000	208,000

(1)	The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2)	The Guaranteed Income Benefit Base – MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – MAV does not create contract value or guarantee the performance of any investment option.

 114  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions			IAB – MAV Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan B – Life with	Plan B – Life with	IAB – MAV	Plan B – Life with	Plan B – Life with
at Exercise	Contract Value	10 Years Certain(2)	10 Years Certain(2)	Benefit Base	10 Years Certain(2)	10 Years Certain(2)

10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	174,000	812.58	814.32
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

	Standard Provisions			IAB – MAV Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan D – Last	Plan D – Last	IAB – MAV	Plan D – Last	Plan D – Last
at Exercise	Contract Value	Survivor No Refund(2)	Survivor No Refund(2)	Benefit Base	Survivor No Refund(2)	Survivor No Refund(2)

10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	174,000	657.72	650.76
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 115

Example — Income Assurer Benefit – 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

				Guaranteed
				Income
	Assumed			Benefit Base –
Contract	Contract	Purchase	5% Accumulation	5% Accumulation
Anniversary	Value	Payments	Benefit Base(1)	Benefit Base(2)

1	$108,000	$100,000	$105,000	$108,000
2	125,000	none	110,250	125,000
3	132,000	none	115,763	132,000
4	150,000	none	121,551	150,000
5	85,000	none	127,628	127,628
6	121,000	none	134,010	134,010
7	139,000	none	140,710	140,710
8	153,000	none	147,746	153,000
9	140,000	none	155,133	155,133
10	174,000	none	162,889	174,000
11	141,000	none	171,034	171,034
12	148,000	none	179,586	179,586
13	208,000	none	188,565	208,000
14	198,000	none	197,993	198,000
15	203,000	none	207,893	207,893

(1)	The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions			IAB – 5% RF Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan B – Life with	Plan B – Life with	IAB – 5% RF	Plan B – Life with	Plan B – Life with
at Exercise	Contract Value	10 Years Certain(2)	10 Years Certain(2)	Benefit Base	10 Years Certain(2)	10 Years Certain(2)

10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	171,034	778.20	779.91
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	198,000	974.16	976.14
15	203,000	1,025.15	1,027.18	207,893	1,049.86	1,051.94

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

 116  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

	Standard Provisions			IAB – 5% RF Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan D – Last	Plan D – Last	IAB – 5% RF	Plan D – Last	Plan D – Last
at Exercise	Contract Value	Survivor No Refund(2)	Survivor No Refund(2)	Benefit Base	Survivor No Refund(2)	Survivor No Refund(2)

10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	171,034	632.83	625.98
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	198,000	786.06	778.14
15	203,000	826.21	818.09	207,893	846.12	837.81

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

Example — Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

					Guaranteed
					Income
					Benefit Base –
					Greater of
	Assumed		Maximum		MAV or 5%
Contract	Contract	Purchase	Anniversary	5% Accumulation	Accumulation
Anniversary	Value	Payments	Value(1)	Benefit Base(1)	Benefit Base(2)

1	$108,000	$100,000	$108,000	$105,000	$108,000
2	125,000	none	125,000	110,250	125,000
3	132,000	none	132,000	115,763	132,000
4	150,000	none	150,000	121,551	150,000
5	85,000	none	150,000	127,628	150,000
6	121,000	none	150,000	134,010	150,000
7	139,000	none	150,000	140,710	150,000
8	153,000	none	153,000	147,746	153,000
9	140,000	none	153,000	155,133	155,133
10	174,000	none	174,000	162,889	174,000
11	141,000	none	174,000	171,034	174,000
12	148,000	none	174,000	179,586	179,586
13	208,000	none	208,000	188,565	208,000
14	198,000	none	208,000	197,993	208,000
15	203,000	none	208,000	207,893	208,000

(1)	The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 117

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions			IAB – Max Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan B – Life with	Plan B – Life with	IAB – Max	Plan B – Life with	Plan B – Life with
at Exercise	Contract Value	10 Years Certain(2)	10 Years Certain(2)	Benefit Base	10 Years Certain(2)	10 Years Certain(2)

10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

	Standard Provisions			IAB – Max Provisions

Contract		New Table(1)	Old Table(1) Plan		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan D – Last	D – Last	IAB – Max	Plan D – Last	Plan D – Last
at Exercise	Contract Value	Survivor No Refund(2)	Survivor No Refund(2)	Benefit Base	Survivor No Refund(2)	Survivor No Refund(2)

10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

 118  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix L: Example — Benefit Protector Death Benefit Rider

Example of the Benefit Protector

Assumptions:

•	You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

•	you select contract Option L with the MAV Death Benefit and the seven-year withdrawal charge schedule.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
MAV death benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit on May 1, 2008 equals:
MAV death benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV Death Benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048

Total death benefit of:	$58,667
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
On the eighth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.

The death benefit equals:
MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000

Total death benefit of:	$255,000
During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000

Total death benefit of:	$305,000

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 119

During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000

Total death benefit of:	$308,000

 120  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix M: Example — Benefit Protector Plus Death Benefit Rider

Example of the Benefit Protector Plus

Assumptions:

•	You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

•	you select contract Option L with the MAV Death Benefit and the seven-year withdrawal charge schedule.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV Death Benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV Death Benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $100,000 =	+10,000

Total death benefit of:	$124,000
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV Death Benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $55,000 =	+5,500

Total death benefit of:	$64,167
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$266,000

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 121

During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$316,000
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$319,000

 122  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix N:

Example — Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up

Assumptions:

This example assumes that the covered person (for joint life, younger covered spouse) is 65 or older and there are no additional purchase payments or withdrawals.

•	You own a RiverSource variable annuity with a withdrawal benefit rider. You are currently invested in the Variable Portfolio — Moderately Aggressive Portfolio (Class 2) (a Portfolio Navigator fund) with a current rider fee of 0.65%.

Your Contract Value (CV) is $100,000 and your withdrawal benefit rider currently provides the following benefits:

1)	You can withdraw $6,000 a year for the rest of your life. This is your Annual Lifetime Payment. Or

2)	You can withdraw $7,000 a year until you have withdrawn a total of $100,000. This is your Guaranteed Benefit Payment.

Based on your current CV, you will pay a rider fee of approximately $650 on your next annuity contract anniversary.

•	The annual fee for this rider has increased to 0.95% for clients invested in the Variable Portfolio — Moderately Aggressive Portfolio (Class 2).

The following compares certain options available to you. Changes to rider values or fees are presented for two different scenarios where your CV increases to either $110,000 or $101,000 over the contract year:

1)	Elect to lock in your contract gains to your benefit values (Step up):

	CV of $110,000	CV of $101,000

Increase in Annual Lifetime Payment	$600	$60

Increase in Guaranteed Benefit Payment	$700	$70

Increase in Annual Rider Fee	0.30%	0.30%

Increase in Annual Contract Charge	$330	$303

Automatic Step ups will continue on your next anniversary (if available under your rider).

2)	Do not elect to lock in your contract gains (no Step up):

	CV of $110,000	CV of $101,000

Increase in Annual Lifetime Payment	$0	$0

Increase in Guaranteed Benefit Payment	$0	$0

Increase in Annual Rider Fee	0%	0%

Increase in Annual Contract Charge	$65	$6.50

Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. On your next anniversary, you will again have the option to elect the Step up (lock in contract gains)

3)	Move to one of the Portfolio Stabilizer funds and elect the Step up:

	CV of $110,000	CV of $101,000

Increase in Annual Lifetime Payment	$600	$60

Increase in Guaranteed Benefit Payment	$700	$70

Increase in Annual Rider Fee	0%	0%

Increase in Annual Contract Charge	$65	$6.50

Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. Automatic Step ups will continue on your next anniversary (if available under your rider).

The above example is for illustrative purposes only. The assumptions and calculations used are not intended to be consistent with any one rider, but instead are intended to provide an idea of how different scenarios would operate. Your specific rider may use different calculations for fees or have different benefits available. For a full description and rules applicable to Step up options under your rider, please see the “Optional Living Benefits” section.

Electing to Step up may result in different increases to the annual rider charge relative to the increase in your rider values. You should weigh the resulting increased charge due to the Step up versus the increases to your benefits to determine the option that is best for you.

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 123

Appendix O: Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts (if any) that were not available under your contract as of Dec. 31, 2013. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

Variable account charges of 1.70% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Growth and Income Portfolio (Class B) (08/30/2002)
Accumulation unit value at beginning of period	$1.52	$1.32	$1.26	$1.14	$0.96	$1.65	$1.60	$1.39	$1.35	$1.24
Accumulation unit value at end of period	$2.01	$1.52	$1.32	$1.26	$1.14	$0.96	$1.65	$1.60	$1.39	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	45	52	40	56	61	84	154	167	189	109

AllianceBernstein VPS International Value Portfolio (Class B) (04/30/2004)
Accumulation unit value at beginning of period	$1.04	$0.93	$1.17	$1.15	$0.87	$1.89	$1.82	$1.37	$1.20	$1.00
Accumulation unit value at end of period	$1.26	$1.04	$0.93	$1.17	$1.15	$0.87	$1.89	$1.82	$1.37	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	4,800	6,162	7,923	8,703	28,798	37,213	21,915	15,378	8,725	1,580

American Century VP Inflation Protection, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.42	$1.34	$1.22	$1.18	$1.09	$1.13	$1.05	$1.05	$1.05	$1.00
Accumulation unit value at end of period	$1.28	$1.42	$1.34	$1.22	$1.18	$1.09	$1.13	$1.05	$1.05	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	7,394	7,159	8,705	12,467	14,455	14,852	23,568	25,472	20,290	3,919

American Century VP Value, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.28	$1.14	$1.15	$1.03	$0.88	$1.22	$1.31	$1.12	$1.09	$1.00
Accumulation unit value at end of period	$1.66	$1.28	$1.14	$1.15	$1.03	$0.88	$1.22	$1.31	$1.12	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	39	50	57	76	102	77	74	88	26	18

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$0.97	$0.98	$1.00	$1.02	$1.03	$1.03	$1.00	$0.97	$0.96	$0.97
Accumulation unit value at end of period	$0.95	$0.97	$0.98	$1.00	$1.02	$1.03	$1.03	$1.00	$0.97	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	1,861	2,444	4,164	3,587	19,621	8,230	5,476	2,192	1,151	399

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.39	$1.32	$1.26	$1.18	$1.05	$1.14	$1.10	$1.07	$1.07	$1.04
Accumulation unit value at end of period	$1.34	$1.39	$1.32	$1.26	$1.18	$1.05	$1.14	$1.10	$1.07	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	2,253	2,688	3,083	4,009	84,971	77,286	67,959	33,990	1,077	842

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.71	$1.52	$1.63	$1.42	$1.13	$1.94	$1.83	$1.55	$1.39	$1.20
Accumulation unit value at end of period	$2.13	$1.71	$1.52	$1.63	$1.42	$1.13	$1.94	$1.83	$1.55	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	4,934	6,228	8,456	10,953	63,435	55,414	35,371	27,624	9,764	608

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$2.32	$1.96	$2.52	$2.14	$1.25	$2.75	$2.02	$1.54	$1.17	$1.00
Accumulation unit value at end of period	$2.24	$2.32	$1.96	$2.52	$2.14	$1.25	$2.75	$2.02	$1.54	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	1,745	1,827	2,530	2,741	12,170	16,976	10,106	9,010	5,172	1,070

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.84	$1.61	$1.55	$1.39	$0.92	$1.25	$1.25	$1.14	$1.12	$1.02
Accumulation unit value at end of period	$1.92	$1.84	$1.61	$1.55	$1.39	$0.92	$1.25	$1.25	$1.14	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	1,064	1,210	1,679	2,244	4,591	5,601	6,703	8,935	4,144	855

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.21	$1.02	$1.07	$0.93	$0.69	$1.27	$1.25	$1.14	$1.07	$1.00
Accumulation unit value at end of period	$1.55	$1.21	$1.02	$1.07	$0.93	$0.69	$1.27	$1.25	$1.14	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	215	274	231	331	809	5,059	3,798	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$0.75	$0.67	$0.64	$0.56	$0.46	$0.81	$0.80	$0.70	$0.67	$0.65
Accumulation unit value at end of period	$0.98	$0.75	$0.67	$0.64	$0.56	$0.46	$0.81	$0.80	$0.70	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	3,912	5,248	7,129	9,784	12,306	14,085	14,409	15,807	17,584	7,616

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.00	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	547	—	—	—	—	—	—	—	—	—

 124  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.01	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,286	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,636	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.02	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,986	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (08/30/2002)
Accumulation unit value at beginning of period	$1.54	$1.41	$1.69	$1.36	$0.85	$1.56	$1.40	$1.42	$1.31	$1.22
Accumulation unit value at end of period	$1.99	$1.54	$1.41	$1.69	$1.36	$0.85	$1.56	$1.40	$1.42	$1.31
Number of accumulation units outstanding at end of period (000 omitted)	154	202	258	314	406	643	597	708	735	335

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.28	$1.12	$1.13	$1.00	$0.81	$1.30	$1.26	$1.11	$1.08	$1.00
Accumulation unit value at end of period	$1.65	$1.28	$1.12	$1.13	$1.00	$0.81	$1.30	$1.26	$1.11	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	210	242	255	408	405	374	367	227	227	174

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.20	$1.20	$1.20	$1.19	$1.14	$1.19	$1.15	$1.13	$1.13	$1.14
Accumulation unit value at end of period	$1.15	$1.20	$1.20	$1.20	$1.19	$1.14	$1.19	$1.15	$1.13	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	1,814	1,981	2,096	2,681	13,727	7,345	6,207	5,084	3,085	1,544

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.40	$1.24	$1.37	$1.07	$0.70	$1.20	$1.07	$1.05	$1.03	$1.00
Accumulation unit value at end of period	$1.83	$1.40	$1.24	$1.37	$1.07	$0.70	$1.20	$1.07	$1.05	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	785	1,007	1,280	1,660	2,334	3,051	3,154	7,113	2,763	500

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.37	$1.27	$1.18	$1.05	$0.87	$1.26	$1.20	$1.05	$1.03	$1.00
Accumulation unit value at end of period	$1.63	$1.37	$1.27	$1.18	$1.05	$0.87	$1.26	$1.20	$1.05	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	9	14	1	1	1	1

Fidelity® VIP Contrafund® Portfolio Service Class 2 (08/30/2002)
Accumulation unit value at beginning of period	$1.88	$1.65	$1.73	$1.50	$1.13	$2.00	$1.74	$1.58	$1.38	$1.22
Accumulation unit value at end of period	$2.43	$1.88	$1.65	$1.73	$1.50	$1.13	$2.00	$1.74	$1.58	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	6,274	7,907	10,705	13,957	27,907	47,719	43,300	45,089	16,531	3,067

Fidelity® VIP Mid Cap Portfolio Service Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.31	$2.05	$2.34	$1.85	$1.35	$2.27	$2.00	$1.81	$1.56	$1.27
Accumulation unit value at end of period	$3.09	$2.31	$2.05	$2.34	$1.85	$1.35	$2.27	$2.00	$1.81	$1.56
Number of accumulation units outstanding at end of period (000 omitted)	949	1,289	1,684	2,096	12,835	18,330	11,091	7,570	3,100	1,208

Fidelity® VIP Overseas Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.25	$1.05	$1.30	$1.17	$0.94	$1.71	$1.49	$1.28	$1.10	$1.00
Accumulation unit value at end of period	$1.60	$1.25	$1.05	$1.30	$1.17	$0.94	$1.71	$1.49	$1.28	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	1,100	1,467	1,997	2,249	4,907	4,814	4,416	4,843	4,036	1,573

FTVIPT Franklin Global Real Estate VIP Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$2.05	$1.63	$1.76	$1.48	$1.27	$2.23	$2.87	$2.42	$2.17	$1.68
Accumulation unit value at end of period	$2.06	$2.05	$1.63	$1.76	$1.48	$1.27	$2.23	$2.87	$2.42	$2.17
Number of accumulation units outstanding at end of period (000 omitted)	124	141	212	258	622	854	1,179	527	512	421

FTVIPT Franklin Income VIP Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.87	$1.69	$1.68	$1.52	$1.14	$1.65	$1.61	$1.39	$1.39	$1.24
Accumulation unit value at end of period	$2.10	$1.87	$1.69	$1.68	$1.52	$1.14	$1.65	$1.61	$1.39	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	705	817	1,164	1,832	2,044	2,501	3,051	2,743	2,554	2,119

FTVIPT Templeton Global Bond VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$2.02	$1.79	$1.83	$1.63	$1.40	$1.34	$1.23	$1.11	$1.16	$1.00
Accumulation unit value at end of period	$2.02	$2.02	$1.79	$1.83	$1.63	$1.40	$1.34	$1.23	$1.11	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	2,699	3,010	3,899	4,938	34,264	32,433	35,814	23,082	7,734	1,493

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (03/03/2000)
Accumulation unit value at beginning of period	$3.12	$2.68	$2.91	$2.37	$1.81	$2.93	$2.88	$2.53	$2.28	$1.84
Accumulation unit value at end of period	$4.08	$3.12	$2.68	$2.91	$2.37	$1.81	$2.93	$2.88	$2.53	$2.28
Number of accumulation units outstanding at end of period (000 omitted)	1,263	1,657	2,277	2,833	10,008	11,967	11,638	9,377	4,128	1,284

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 125

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.96	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.32	$0.96	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	285	302	—	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.66	$1.42	$1.48	$1.30	$1.03	$1.63	$1.70	$1.49	$1.45	$1.26
Accumulation unit value at end of period	$2.22	$1.66	$1.42	$1.48	$1.30	$1.03	$1.63	$1.70	$1.49	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	6,708	8,817	12,380	16,064	35,637	43,373	36,774	36,888	18,912	3,700

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.97	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.30	$0.97	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	46	47	—	—	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.67	$1.40	$1.56	$1.37	$1.00	$1.71	$1.64	$1.42	$1.27	$1.08
Accumulation unit value at end of period	$2.08	$1.67	$1.40	$1.56	$1.37	$1.00	$1.71	$1.64	$1.42	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	219	279	320	469	582	612	831	683	680	562

Oppenheimer Global Strategic Income Fund/VA, Service Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.76	$1.58	$1.60	$1.41	$1.21	$1.44	$1.34	$1.27	$1.26	$1.18
Accumulation unit value at end of period	$1.72	$1.76	$1.58	$1.60	$1.41	$1.21	$1.44	$1.34	$1.27	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	3,753	4,137	5,377	6,880	57,951	47,806	44,474	21,466	9,445	2,076

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (07/31/2002)
Accumulation unit value at beginning of period	$2.05	$1.77	$1.85	$1.53	$1.14	$1.86	$1.92	$1.70	$1.58	$1.35
Accumulation unit value at end of period	$2.84	$2.05	$1.77	$1.85	$1.53	$1.14	$1.86	$1.92	$1.70	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	113	120	160	185	206	207	221	168	168	143

Putnam VT Global Health Care Fund – Class IB Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.34	$1.11	$1.15	$1.14	$0.92	$1.13	$1.15	$1.14	$1.02	$0.97
Accumulation unit value at end of period	$1.86	$1.34	$1.11	$1.15	$1.14	$0.92	$1.13	$1.15	$1.14	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	5	7	23	97	123	136	162	175	177

Putnam VT Small Cap Value Fund – Class IB Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.27	$1.10	$1.18	$0.95	$0.73	$1.23	$1.44	$1.25	$1.18	$1.00
Accumulation unit value at end of period	$1.75	$1.27	$1.10	$1.18	$0.95	$0.73	$1.23	$1.44	$1.25	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	213	269	285	299	325	340	355	5,948	89	5

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.06	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.41	$1.19	$1.06	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,783	2,584	3,578	3,678	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.06	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.41	$1.19	$1.06	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	28,242	44,183	57,497	68,262	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.29	$1.25	$1.15	$1.12	$1.07	$1.09	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.20	$1.29	$1.25	$1.15	$1.12	$1.07	$1.09	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,344	1,621	2,043	2,737	67,428	34,578	35,149	26,599	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.11	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.11	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,444	7,169	4,700	2,476	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.11	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.11	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	36,993	46,958	53,602	58,932	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.07	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.28	$1.17	$1.07	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	39,551	39,235	36,336	32,170	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.07	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.28	$1.17	$1.07	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	339,717	399,382	458,939	516,525	—	—	—	—	—	—

 126  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.18	$1.07	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.18	$1.07	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	26,387	25,607	28,278	25,057	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.18	$1.07	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.18	$1.07	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	113,017	154,016	213,018	254,807	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.14	$1.07	$1.06	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.14	$1.07	$1.06	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8,358	11,168	9,842	6,739	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.14	$1.07	$1.07	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.14	$1.07	$1.07	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	48,291	60,919	69,228	81,004	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (05/01/2002)
Accumulation unit value at beginning of period	$1.68	$1.50	$1.60	$1.31	$0.98	$1.45	$1.55	$1.31	$1.26	$1.07
Accumulation unit value at end of period	$2.22	$1.68	$1.50	$1.60	$1.31	$0.98	$1.45	$1.55	$1.31	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	2,498	3,372	4,522	5,828	9,670	11,364	11,900	10,097	9,125	1,935

Variable Portfolio – Victory Established Value Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.36	$1.19	$1.29	$1.08	$0.80	$1.29	$1.24	$1.08	$1.10	$1.00
Accumulation unit value at end of period	$1.82	$1.36	$1.19	$1.29	$1.08	$0.80	$1.29	$1.24	$1.08	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	7	7	7	7	7	8	8	2

Wanger USA (04/30/2004)
Accumulation unit value at beginning of period	$1.56	$1.32	$1.39	$1.15	$0.82	$1.39	$1.34	$1.26	$1.15	$1.00
Accumulation unit value at end of period	$2.05	$1.56	$1.32	$1.39	$1.15	$0.82	$1.39	$1.34	$1.26	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	1,651	2,250	3,139	4,208	17,593	17,008	13,828	7,563	5,332	946

Wells Fargo Advantage VT Index Asset Allocation Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.23	$1.10	$1.05	$0.95	$0.83	$1.20	$1.13	$1.03	$0.99	$0.92
Accumulation unit value at end of period	$1.44	$1.23	$1.10	$1.05	$0.95	$0.83	$1.20	$1.13	$1.03	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	282	484	566	822	941	1,078	1,784	2,517	2,665	2,740

Wells Fargo Advantage VT International Equity Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$1.55	$1.39	$1.62	$1.41	$1.24	$2.17	$1.92	$1.59	$1.40	$1.20
Accumulation unit value at end of period	$1.82	$1.55	$1.39	$1.62	$1.41	$1.24	$2.17	$1.92	$1.59	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	772	947	1,129	1,408	1,909	1,823	1,770	2,013	1,419	443

Wells Fargo Advantage VT Intrinsic Value Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.25	$1.06	$1.10	$0.98	$0.86	$1.37	$1.36	$1.17	$1.12	$1.03
Accumulation unit value at end of period	$1.60	$1.25	$1.06	$1.10	$0.98	$0.86	$1.37	$1.36	$1.17	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	542	810	1,066	1,342	4,297	1,427	1,795	1,983	2,255	1,615

Wells Fargo Advantage VT Omega Growth Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$2.10	$1.77	$1.91	$1.63	$1.15	$1.61	$1.47	$1.41	$1.39	$1.32
Accumulation unit value at end of period	$2.89	$2.10	$1.77	$1.91	$1.63	$1.15	$1.61	$1.47	$1.41	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	1,627	2,232	3,097	4,103	2,160	2,719	3,312	3,653	2,474	717

Wells Fargo Advantage VT Opportunity Fund – Class 2 (08/26/2011)
Accumulation unit value at beginning of period	$1.19	$1.05	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.53	$1.19	$1.05	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	210	315	395	—	—	—	—	—	—	—

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$0.59	$0.56	$0.60	$0.48	$0.32	$0.55	$0.49	$0.41	$0.39	$0.35
Accumulation unit value at end of period	$0.88	$0.59	$0.56	$0.60	$0.48	$0.32	$0.55	$0.49	$0.41	$0.39
Number of accumulation units outstanding at end of period (000 omitted)	1,177	1,633	1,928	2,412	611	755	924	1,086	1,314	1,371

Wells Fargo Advantage VT Total Return Bond Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.79	$1.72	$1.61	$1.53	$1.39	$1.38	$1.33	$1.30	$1.30	$1.26
Accumulation unit value at end of period	$1.72	$1.79	$1.72	$1.61	$1.53	$1.39	$1.38	$1.33	$1.30	$1.30
Number of accumulation units outstanding at end of period (000 omitted)	3,102	3,237	3,996	5,466	11,055	11,176	16,465	11,634	3,551	990

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 127

Variable account charges of 2.20% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Growth and Income Portfolio (Class B) (04/30/2004)
Accumulation unit value at beginning of period	$1.16	$1.01	$0.97	$0.88	$0.75	$1.29	$1.26	$1.10	$1.07	$1.00
Accumulation unit value at end of period	$1.52	$1.16	$1.01	$0.97	$0.88	$0.75	$1.29	$1.26	$1.10	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (04/30/2004)
Accumulation unit value at beginning of period	$1.00	$0.90	$1.14	$1.11	$0.85	$1.85	$1.80	$1.36	$1.19	$1.00
Accumulation unit value at end of period	$1.20	$1.00	$0.90	$1.14	$1.11	$0.85	$1.85	$1.80	$1.36	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	10	15	14	15	24	40	59	67	39	6

American Century VP Inflation Protection, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.36	$1.29	$1.18	$1.15	$1.07	$1.11	$1.03	$1.04	$1.05	$1.00
Accumulation unit value at end of period	$1.22	$1.36	$1.29	$1.18	$1.15	$1.07	$1.11	$1.03	$1.04	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	7	8	7	8	8	19	141	224	126	22

American Century VP Value, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.23	$1.09	$1.11	$1.00	$0.86	$1.20	$1.29	$1.11	$1.09	$1.00
Accumulation unit value at end of period	$1.58	$1.23	$1.09	$1.11	$1.00	$0.86	$1.20	$1.29	$1.11	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$0.96	$0.98	$1.00	$1.02	$1.04	$1.04	$1.02	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$0.94	$0.96	$0.98	$1.00	$1.02	$1.04	$1.04	$1.02	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	6	6	5	61	73	353	—	7	4	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.29	$1.23	$1.17	$1.11	$0.99	$1.08	$1.05	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.23	$1.29	$1.23	$1.17	$1.11	$0.99	$1.08	$1.05	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	11	59	105	66	40	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.36	$1.22	$1.31	$1.15	$0.92	$1.58	$1.50	$1.28	$1.15	$1.00
Accumulation unit value at end of period	$1.69	$1.36	$1.22	$1.31	$1.15	$0.92	$1.58	$1.50	$1.28	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	15	22	23	28	51	82	160	181	83	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$2.22	$1.88	$2.44	$2.08	$1.22	$2.70	$2.00	$1.52	$1.16	$1.00
Accumulation unit value at end of period	$2.13	$2.22	$1.88	$2.44	$2.08	$1.22	$2.70	$2.00	$1.52	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	4	5	5	7	8	18	32	46	24	3

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.70	$1.51	$1.46	$1.31	$0.87	$1.19	$1.19	$1.10	$1.08	$1.00
Accumulation unit value at end of period	$1.77	$1.70	$1.51	$1.46	$1.31	$0.87	$1.19	$1.19	$1.10	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	1	6	38	55	30	4

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.16	$0.98	$1.04	$0.91	$0.68	$1.24	$1.23	$1.13	$1.07	$1.00
Accumulation unit value at end of period	$1.47	$1.16	$0.98	$1.04	$0.91	$0.68	$1.24	$1.23	$1.13	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	1	1	1	1	1	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.12	$1.00	$0.98	$0.85	$0.70	$1.24	$1.23	$1.09	$1.05	$1.00
Accumulation unit value at end of period	$1.46	$1.12	$1.00	$0.98	$0.85	$0.70	$1.24	$1.23	$1.09	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	2	14	21	19

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.00	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.01	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.02	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 128  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 2.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.20	$1.10	$1.33	$1.07	$0.67	$1.25	$1.12	$1.15	$1.06	$1.00
Accumulation unit value at end of period	$1.54	$1.20	$1.10	$1.33	$1.07	$0.67	$1.25	$1.12	$1.15	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	1	1	1

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.22	$1.08	$1.09	$0.97	$0.79	$1.28	$1.24	$1.10	$1.08	$1.00
Accumulation unit value at end of period	$1.58	$1.22	$1.08	$1.09	$0.97	$0.79	$1.28	$1.24	$1.10	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.01	$1.02	$1.02	$1.02	$0.98	$1.03	$1.00	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$0.97	$1.01	$1.02	$1.02	$1.02	$0.98	$1.03	$1.00	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	3	14	21	—	9	5	—

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.35	$1.19	$1.33	$1.04	$0.68	$1.18	$1.06	$1.04	$1.03	$1.00
Accumulation unit value at end of period	$1.74	$1.35	$1.19	$1.33	$1.04	$0.68	$1.18	$1.06	$1.04	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	2	3	3	3	4	9	19	30	12	—

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.31	$1.22	$1.15	$1.02	$0.85	$1.24	$1.18	$1.04	$1.02	$1.00
Accumulation unit value at end of period	$1.55	$1.31	$1.22	$1.15	$1.02	$0.85	$1.24	$1.18	$1.04	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.45	$1.27	$1.34	$1.17	$0.88	$1.58	$1.37	$1.26	$1.10	$1.00
Accumulation unit value at end of period	$1.85	$1.45	$1.27	$1.34	$1.17	$0.88	$1.58	$1.37	$1.26	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	17	25	26	31	38	83	177	296	101	8

Fidelity® VIP Mid Cap Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.72	$1.53	$1.76	$1.40	$1.02	$1.73	$1.53	$1.40	$1.21	$1.00
Accumulation unit value at end of period	$2.28	$1.72	$1.53	$1.76	$1.40	$1.02	$1.73	$1.53	$1.40	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	3	5	5	6	13	23	38	39	16	—

Fidelity® VIP Overseas Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.20	$1.02	$1.26	$1.14	$0.92	$1.68	$1.47	$1.27	$1.10	$1.00
Accumulation unit value at end of period	$1.52	$1.20	$1.02	$1.26	$1.14	$0.92	$1.68	$1.47	$1.27	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	1	2	5	6	5

FTVIPT Franklin Global Real Estate VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.21	$0.97	$1.06	$0.89	$0.77	$1.36	$1.76	$1.49	$1.34	$1.00
Accumulation unit value at end of period	$1.22	$1.21	$0.97	$1.06	$0.89	$0.77	$1.36	$1.76	$1.49	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Income VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.45	$1.31	$1.31	$1.19	$0.90	$1.30	$1.29	$1.11	$1.12	$1.00
Accumulation unit value at end of period	$1.61	$1.45	$1.31	$1.31	$1.19	$0.90	$1.30	$1.29	$1.11	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Templeton Global Bond VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.94	$1.72	$1.77	$1.58	$1.36	$1.31	$1.21	$1.10	$1.16	$1.00
Accumulation unit value at end of period	$1.92	$1.94	$1.72	$1.77	$1.58	$1.36	$1.31	$1.21	$1.10	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	2	3	3	5	18	34	64	78	39	8

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.57	$1.36	$1.48	$1.21	$0.93	$1.51	$1.49	$1.32	$1.19	$1.00
Accumulation unit value at end of period	$2.04	$1.57	$1.36	$1.48	$1.21	$0.93	$1.51	$1.49	$1.32	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	5	7	7	12	17	30	58	65	28	3

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.96	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.31	$0.96	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.24	$1.06	$1.11	$0.98	$0.78	$1.24	$1.30	$1.15	$1.13	$1.00
Accumulation unit value at end of period	$1.64	$1.24	$1.06	$1.11	$0.98	$0.78	$1.24	$1.30	$1.15	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	18	29	31	34	42	78	192	235	119	13

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.97	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.29	$0.97	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 129

Variable account charges of 2.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Oppenheimer Global Fund/VA, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.46	$1.23	$1.37	$1.21	$0.89	$1.53	$1.47	$1.28	$1.15	$1.00
Accumulation unit value at end of period	$1.81	$1.46	$1.23	$1.37	$1.21	$0.89	$1.53	$1.47	$1.28	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.42	$1.29	$1.31	$1.16	$1.00	$1.20	$1.12	$1.07	$1.07	$1.00
Accumulation unit value at end of period	$1.39	$1.42	$1.29	$1.31	$1.16	$1.00	$1.20	$1.12	$1.07	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	4	5	6	10	34	60	120	136	68	12

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.45	$1.26	$1.32	$1.10	$0.82	$1.35	$1.40	$1.25	$1.16	$1.00
Accumulation unit value at end of period	$2.00	$1.45	$1.26	$1.32	$1.10	$0.82	$1.35	$1.40	$1.25	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.29	$1.08	$1.11	$1.11	$0.90	$1.11	$1.14	$1.14	$1.03	$1.00
Accumulation unit value at end of period	$1.78	$1.29	$1.08	$1.11	$1.11	$0.90	$1.11	$1.14	$1.14	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.22	$1.06	$1.14	$0.92	$0.72	$1.21	$1.42	$1.23	$1.18	$1.00
Accumulation unit value at end of period	$1.66	$1.22	$1.06	$1.14	$0.92	$0.72	$1.21	$1.42	$1.23	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	5	4	12	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.05	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.17	$1.05	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.06	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.17	$1.06	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	219	221	223	266	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.25	$1.21	$1.12	$1.10	$1.06	$1.08	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.16	$1.25	$1.21	$1.12	$1.10	$1.06	$1.08	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	6	29	44	38	29	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.10	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.10	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.10	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.10	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.15	$1.06	$1.08	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.15	$1.06	$1.08	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	47	47	47	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.15	$1.06	$1.08	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.15	$1.06	$1.08	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	220	227	239	257	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.06	$1.10	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.17	$1.06	$1.10	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.06	$1.10	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.33	$1.17	$1.06	$1.10	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	69	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.12	$1.06	$1.06	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.12	$1.06	$1.06	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 130  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 2.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.13	$1.06	$1.06	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.13	$1.06	$1.06	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	61	61	61	61	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.47	$1.32	$1.41	$1.16	$0.87	$1.30	$1.40	$1.19	$1.15	$1.00
Accumulation unit value at end of period	$1.93	$1.47	$1.32	$1.41	$1.16	$0.87	$1.30	$1.40	$1.19	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	7	10	10	10	11	17	56	72	43	5

Variable Portfolio – Victory Established Value Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.31	$1.14	$1.25	$1.05	$0.78	$1.26	$1.22	$1.08	$1.09	$1.00
Accumulation unit value at end of period	$1.74	$1.31	$1.14	$1.25	$1.05	$0.78	$1.26	$1.22	$1.08	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wanger USA (04/30/2004)
Accumulation unit value at beginning of period	$1.49	$1.27	$1.35	$1.12	$0.80	$1.36	$1.32	$1.25	$1.15	$1.00
Accumulation unit value at end of period	$1.96	$1.49	$1.27	$1.35	$1.12	$0.80	$1.36	$1.32	$1.25	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	4	6	6	8	14	18	49	56	28	4

Wells Fargo Advantage VT Index Asset Allocation Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.28	$1.15	$1.11	$1.00	$0.89	$1.28	$1.21	$1.11	$1.08	$1.00
Accumulation unit value at end of period	$1.49	$1.28	$1.15	$1.11	$1.00	$0.89	$1.28	$1.21	$1.11	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wells Fargo Advantage VT International Equity Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.21	$1.09	$1.28	$1.13	$1.00	$1.74	$1.55	$1.29	$1.14	$1.00
Accumulation unit value at end of period	$1.42	$1.21	$1.09	$1.28	$1.13	$1.00	$1.74	$1.55	$1.29	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	1	1	—	—	—	—	2	1	—

Wells Fargo Advantage VT Intrinsic Value Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.15	$0.98	$1.02	$0.92	$0.80	$1.29	$1.29	$1.11	$1.08	$1.00
Accumulation unit value at end of period	$1.46	$1.15	$0.98	$1.02	$0.92	$0.80	$1.29	$1.29	$1.11	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wells Fargo Advantage VT Omega Growth Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.51	$1.29	$1.39	$1.19	$0.85	$1.19	$1.09	$1.06	$1.04	$1.00
Accumulation unit value at end of period	$2.07	$1.51	$1.29	$1.39	$1.19	$0.85	$1.19	$1.09	$1.06	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	1	1	6	5	2

Wells Fargo Advantage VT Opportunity Fund – Class 2 (08/26/2011)
Accumulation unit value at beginning of period	$1.18	$1.04	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.51	$1.18	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.53	$1.45	$1.56	$1.26	$0.84	$1.47	$1.32	$1.10	$1.06	$1.00
Accumulation unit value at end of period	$2.25	$1.53	$1.45	$1.56	$1.26	$0.84	$1.47	$1.32	$1.10	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wells Fargo Advantage VT Total Return Bond Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.37	$1.32	$1.24	$1.19	$1.08	$1.08	$1.04	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.30	$1.37	$1.32	$1.24	$1.19	$1.08	$1.08	$1.04	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 131

Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts	p. 3

Rating Agencies	p. 4

Revenues Received During Calendar Year 2013	p. 4

Principal Underwriter	p. 5

Independent Registered Public Accounting Firm	p. 5

Condensed Financial Information (Unaudited)	p. 6

Financial Statements

 132  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

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RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-333-3437

RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.

©2008-2014 RiverSource Life Insurance Company. All rights reserved.
45305 P (5/14)

Prospectus

May 1, 2014

Wells Fargo

Advantage Choicesm Variable Annuity

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

Issued by:	RiverSource Life Insurance Company (RiverSource Life)

829 Ameriprise Financial Center
Minneapolis, MN 55474
Telephone: 1-800-333-3437
(Corporate Office)
RiverSource Variable Annuity Account/RiverSource MVA Account

New contracts are not currently being offered.

This prospectus contains information that you should know before investing in Wells Fargo Advantage Choice Variable Annuity Contract Option L and Contract Option C. The information in this prospectus applies to both contracts unless stated otherwise. Prospectuses are also available for:

•	Columbia Funds Variable Series Trust II
•	The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares
•	Fidelity® Variable Insurance Products Service Class 2
•	Franklin® Templeton® Variable Insurance Products Trust (FTVIPT) – Class 2
•	Goldman Sachs Variable Insurance Trust
•	Invesco Variable Insurance Funds
•	MFS® Variable Insurance Trustsm – Initial Class
•	Oppenheimer Variable Account Funds – Service Shares
•	Putnam Variable Trust – Class IB Shares
•	Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity’s features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 1

 2  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.

Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract before we deduct any applicable charges.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.

Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

One-year fixed account: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code.

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 3

•	Roth IRAs including inherited Roth IRAs under Section 408A of the Code

•	Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

•	Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered nonqualified annuities.

Retirement date: The date when annuity payouts are scheduled to begin.

Rider effective date: The date a rider becomes effective as stated in the rider.

RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

 4  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

The Contract in Brief

This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule and investment options in the GPAs, one-year fixed account and/or the subaccounts. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee and allows investment in the subaccounts only. Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest.

Purpose: The purpose of these contracts is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. For contract Option L, you may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts. For contract Option C, you may allocate purchase payments to the subaccounts(1). These accounts, in turn, may earn returns that increase the value of a contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax). It may not be advantageous for you to purchase these contracts as a replacement for, or in addition to, an existing annuity or life insurance contract.

It may have not been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (“IRS”) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes-1035 Exchanges”.)

Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

Accounts: Generally, you may allocate purchase payments to the GPAs, one-year fixed account and/or the subaccounts, depending on the contract option you select.

If you select contract Option L, you may allocate your purchase payments among any or all of:

•	the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see “The Variable Account and the Funds”)

•	the GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (See “The Guarantee Period Accounts (GPAs)” and “The One-Year Fixed Account”).

•	the one-year fixed account (if part of your contract), which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see “Buying Your Contract” and “Transfer policies”).

If you select contract Option C, you may allocate purchase payments to the subaccounts only.(1)

(1)	For applications dated May 1, 2003 or after, investment in the GPAs and one-year fixed account for contract Option C is not allowed in most states. For applications dated prior to May 1, 2003, investment in the GPAs and one-year fixed account is not restricted in most states. Please check with your investment professional to determine which applies in your state.

Buying a contract: We no longer offer new contracts. However, you have the option of making additional purchase payments to your contract. Some states have time limitations for making additional payments. (See “Buying Your Contract”)

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 5

Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy. You may establish automated transfers among the accounts. (We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract.) (see “Making the Most of Your Contract — Transferring Among Accounts”)

Withdrawals: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty that may apply if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See “Withdrawals”)

Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (see “Benefits in Case of Death”)

Optional benefits: These contracts offer optional features that are available for additional charges if you meet certain criteria. (see “Optional Benefits”)

Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See “The Annuity Payout Period”).

Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See “Taxes”).

 6  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

Expense Summary

The following tables describe the fees and expenses that you will pay when buying, owning and making a withdrawal from the contract. The first table describes the fees and expenses that you paid at the time that you bought the contract and will pay when you make a withdrawal from the contract. State premium taxes also may be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal charge

(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

Contract year for	Withdrawal charge
Contract Option L	percentage

1-2	8%

3	7

4	6

5 and later	0

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You can choose either contract Option L or Option C and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

	Variable account	Total mortality and	Total variable
If you select contract Option L and:	administrative charge	expense risk fee	account expenses

Return of Purchase Payment (ROP) death benefit	0.15%	1.25%	1.40%

Maximum Anniversary Value (MAV) death benefit	0.15	1.35	1.50

Enhanced Death Benefit (EDB)	0.15	1.55	1.70

If you select contract Option C and:

ROP death benefit	0.15	1.35	1.50

MAV death benefit	0.15	1.45	1.60

EDB	0.15	1.65	1.80

OTHER ANNUAL EXPENSES

Annual contract administrative charge	$40

(We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.)

Benefit Protector Death Benefit Rider (Benefit Protector) fee	0.25%	*

(As a percentage of the contract value charged annually on the contract anniversary.)

Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus) fee	0.40%	*

(As a percentage of the contract value charged annually on the contract anniversary.)

Guaranteed Minimum Income Benefit Rider (GMIB) fee	0.70%	**

(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

*	This fee applies only if you elect this optional feature.
**	For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB — 0.30%.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 7

ANNUAL OPERATING EXPENSES OF THE FUNDS
The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the contract. These operating expenses are for the fiscal year ended Dec. 31, 2013, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the total operating expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Minimum and maximum annual operating expenses for the funds

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)

	Minimum	Maximum

Total expenses before fee waivers and/or expense reimbursements	0.61%	1.35%

(1)	Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund’s affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund’s distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

Columbia Variable Portfolio – Cash Management Fund (Class 3)	0.33%	0.13%	0.15%	—%	0.61%

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	0.56	0.13	0.14	—	0.83

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	0.58	0.13	0.18	—	0.89

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	0.64	0.13	0.15	—	0.92

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3)	0.79	0.13	0.20	—	1.12

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)	0.36	0.13	0.13	—	0.62

The Dreyfus Socially Responsible Growth Fund, Inc., Initial Shares	0.75	—	0.11	—	0.86

Fidelity® VIP Dynamic Capital Appreciation Portfolio Service Class 2	0.55	0.25	0.22	—	1.02

Fidelity® VIP High Income Portfolio Service Class 2	0.56	0.25	0.12	—	0.93

Fidelity® VIP Mid Cap Portfolio Service Class 2	0.55	0.25	0.09	—	0.89

FTVIPT Franklin Global Real Estate VIP Fund – Class 2**	1.05	0.25	0.05	—	1.35	(1)

FTVIPT Franklin Income VIP Fund – Class 2**	0.45	0.25	0.02	—	0.72

FTVIPT Franklin Mutual Shares VIP Fund – Class 2**	0.60	0.25	0.11	—	0.96

FTVIPT Franklin Small Cap Value VIP Fund – Class 2**	0.50	0.25	0.13	—	0.88

FTVIPT Franklin Small-Mid Cap Growth VIP Fund – Class 2**	0.77	0.25	0.03	—	1.05	(1)

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	0.80	—	0.06	—	0.86	(2)

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares**	0.62	—	0.09	—	0.71	(3)

Invesco V.I. American Franchise Fund, Series I Shares	0.67	—	0.29	—	0.96

Invesco V.I. Core Equity Fund, Series I Shares	0.61	—	0.29	0.02	0.92	(4)

MFS® Investors Trust Series – Initial Class	0.75	—	0.06	—	0.81

MFS® Utilities Series – Initial Class	0.73	—	0.07	—	0.80

Oppenheimer Global Fund/VA, Service Shares	0.63	0.25	0.14	—	1.02

Oppenheimer Global Strategic Income Fund/VA, Service Shares	0.57	0.25	0.17	—	0.99	(5)

Putnam VT Global Health Care Fund – Class IB Shares	0.63	0.25	0.19	—	1.07

Putnam VT International Equity Fund – Class IB Shares	0.70	0.25	0.19	—	1.14

Putnam VT Multi-Cap Growth Fund – Class IB Shares	0.56	0.25	0.16	—	0.97

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	0.91	0.13	0.14	0.01	1.19

Wells Fargo Advantage VT Index Asset Allocation Fund – Class 2	0.55	0.25	0.31	—	1.11	(6)

 8  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

Total annual operating expenses for each fund* (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

Wells Fargo Advantage VT International Equity Fund – Class 2	0.75%	0.25%	0.20%	0.01%	1.21	%(6)

Wells Fargo Advantage VT Intrinsic Value Fund – Class 2	0.55	0.25	0.32	0.01	1.13	(6)

Wells Fargo Advantage VT Omega Growth Fund – Class 2	0.55	0.25	0.24	—	1.04	(6)

Wells Fargo Advantage VT Opportunity Fund – Class 2	0.65	0.25	0.19	0.01	1.10	(6)

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	0.75	0.25	0.18	—	1.18

Wells Fargo Advantage VT Total Return Bond Fund – Class 2	0.40	0.25	0.28	0.01	0.94	(6)

*	The Funds provided the information on their expenses and we have not independently verified the information.

**	The previous fund names can be found in “The Variable Account and the Funds” section of the prospectus.

***	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1)	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the fund’s investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under “Management” in the fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

(2)	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.77% of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. After fee waivers and reimbursements, net expenses would be 0.83%.

(3)	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) equal on an annualized basis to 0.004% of the Fund’s average daily net assets through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund. In addition, Goldman, Sachs & Co. (“Goldman Sachs”) has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares through at least April 30, 2015, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. After fee waivers and reimbursements, net expenses would be 0.65%.

(4)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing acquired fund fees and expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term. After fee waivers, net expenses would be 0.90%.

(5)	The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn until one year from the date of the Fund’s prospectus, unless approved by the Board. After fee waivers and/or reimbursements, net expenses would be 0.97%.

(6)	The Adviser has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s total annual fund operating expenses after fee waiver at 1.00% for Wells Fargo Advantage VT Index Asset Allocation Fund – Class 2, 0.94% for Wells Fargo Advantage VT International Equity Fund – Class 2, 1.00% for Wells Fargo Advantage VT Intrinsic Value Fund – Class 2, 1.00% for Wells Fargo Advantage VT Omega Growth Fund – Class 2, 1.00% for Wells Fargo Advantage VT Opportunity Fund – Class 2 and 0.90% for Wells Fargo Advantage VT Total Return Bond Fund – Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. After fee waivers and/or reimbursements, net expenses would be 0.95% for Wells Fargo Advantage VT International Equity Fund – Class 2, 1.01% for Wells Fargo Advantage VT Intrinsic Value Fund – Class 2, 1.01% for Wells Fargo Advantage VT Opportunity Fund – Class 2 and 0.91% for Wells Fargo Advantage VT Total Return Bond Fund – Class 2.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 9

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges(1), variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.

Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the EDB and the GMIB. Although your actual costs may be lower, based on these assumptions your costs would be:

					If you do not withdraw your contract or
	If you withdraw your contract at				if you select an annuity payout plan at
	the end of the applicable time period:				the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L with EDB	$1,232	$2,011	$2,192	$4,544	$426	$1,296	$2,192	$4,544

Contract Option C with EDB	436	1,326	2,240	4,634	436	1,326	2,240	4,634

Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:

					If you do not withdraw your contract or
	If you withdraw your contract at				if you select an annuity payout plan at
	the end of the applicable time period:				the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L with ROP death benefit	$1,066	$1,509	$1,284	$2,715	$246	$754	$1,284	$2,715

Contract Option C with ROP death benefit	256	785	1,336	2,819	256	785	1,336	2,819

(1)	In these examples, the contract administrative charge is $40.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

 10  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

Condensed Financial Information

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in the Appendix.

Financial Statements

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.

The Variable Account and the Funds

Variable Account. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.

We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.

The Funds. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund Name and Management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

•	Private label: This contract is a “private label” variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the affiliated funds are generally more profitable for us and our affiliates. (See “Revenue we received from the funds may create potential conflicts of interest.”) These relationships may influence recommendations

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 11

your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

•	Revenue we receive from the funds and potential conflicts of interest:

Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.

Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.

A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.

Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the fund. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.

We or our affiliates may receive payments from the 12b-1 fees, transfer fees or investment management fees of the funds. These fees are deducted from the assets of the funds. The amount, type, and manner in which the revenue from these sources is computed vary by fund. This revenue and the amount by which it can vary may create conflicts of interest.

Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.

We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company,

 12  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, our affiliated funds comprise the greatest amount and percentage of revenue we derive from payments made by the funds.

The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

•	Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

•	Compensating, training and educating investment professionals who sell the contracts.

•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

•	Providing sub-transfer agency and shareholder servicing to contract owners.

•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.

•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

•	Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

•	Subaccounting, transaction processing, recordkeeping and administration.

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser, subadviser, transfer agent or an affiliate of these and assets of the fund’s distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 13

You may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Cash Management Fund (Class 3)	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	Seeks high level of current income and, as a secondary goal, steady growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	Seeks high current income as its primary objective and, as its secondary objective capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)	Seeks current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC

The Dreyfus Socially Responsible Growth Fund, Inc., Initial Shares	Seeks capital growth, with current income as a secondary goal.	The Dreyfus Corporation

Fidelity® VIP Dynamic Capital Appreciation Portfolio Service Class 2	Seeks capital appreciation. Normally invests primarily in common stocks of domestic and foreign issuers. The Fund invests in either “growth” or “value” stocks or both.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP High Income Portfolio Service Class 2	Seeks a high level of current income, while also considering growth of capital. Normally invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. May invest in non-income producing securities, including defaulted securities and common stocks. Invests in companies in troubled or uncertain financial condition. The Fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either “growth” or “value” common stocks or both.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

 14  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
FTVIPT Franklin Global Real Estate VIP Fund – Class 2 (previously FTVIPT Franklin – Global Real Estate Securities Fund – Class 2)	Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Templeton Institutional, LLC

FTVIPT Franklin Income VIP Fund – Class 2 (previously FTVIPT Franklin – Income Securities Fund – Class 2)	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (previously FTVIPT – Mutual Shares Securities Fund – Class 2)	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC

FTVIPT Franklin Small Cap Value VIP Fund – Class 2 (previously FTVIPT Franklin – Small Cap Value Securities Fund – Class 2)	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC

FTVIPT Franklin Small-Mid Cap Growth VIP Fund – Class 2 (previously FTVIPT Franklin – Small-Mid Cap Growth Securities Fund – Class 2)	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.	Franklin Advisers, Inc.

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (previously Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares)	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.

Invesco V.I. American Franchise Fund, Series I Shares	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Core Equity Fund, Series I Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.

MFS® Investors Trust Series – Initial Class	Seeks capital appreciation.	MFS® Investment Management

MFS® Utilities Series – Initial Class	Seeks total return.	MFS® Investment Management

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 15

Investing In	Investment Objective and Policies	Investment Adviser
Oppenheimer Global Fund/VA, Service Shares	Seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Global Strategic Income Fund/VA, Service Shares	Seeks a high level of current income principally derived from interest on debt securities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Putnam VT Global Health Care Fund – Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager

Putnam VT International Equity Fund – Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager

Putnam VT Multi-Cap Growth Fund – Class IB Shares	Seeks long-term capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Investments Limited, sub-manager

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Barrow, Hanley, Mewhinney & Strauss, LLC, Denver Investment Advisors LLC, Donald Smith & Co., Inc., River Road Asset Management, LLC and Turner Investments L.P., subadvisers.

Wells Fargo Advantage VT Index Asset Allocation Fund – Class 2	Seeks long-term total return, consisting of capital appreciation and current income.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT International Equity Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Intrinsic Value Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Metropolitan West Capital Management, LLC, sub-adviser.

Wells Fargo Advantage VT Omega Growth Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Opportunity Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

 16  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Total Return Bond Fund – Class 2	Seeks total return consisting of income and capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

The Guarantee Period Accounts (GPAs)

Investment in the GPAs is not available under contract Option C(1).

The GPAs may not be available in some states.

(1)	For applications dated May 1, 2003 or after, investment in the GPAs for contract Option C is not allowed in most states. For applications dated prior to May 1, 2003, investment in the GPAs is not restricted in most states. Please check with your investment professional to determine which applies in your state.

For contract Option L, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see “Buying Your Contract” and “Transfer policies”). These accounts are not available in all states and are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (“future rates”). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life’s revenues and other expenses. We cannot predict nor can we guarantee what future rates will be.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see “Market Value Adjustment (MVA)” below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a “nonunitized” separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

•	Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 17

•	Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies — Standard & Poor’s, Moody’s Investors Service or Fitch (formerly Duff & Phelps) — or are rated in the two highest grades by the National Association of Insurance Commissioners;

•	Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

•	Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as “early withdrawals” in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table.

If your GPA rate is:	The MVA is:

Less than the new GPA rate + 0.10%	Negative

Equal to the new GPA rate + 0.10%	Zero

Greater than the new GPA rate + 0.10%	Positive

General Examples
As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as “early withdrawals.”

Assume:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

•	We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

•	After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA’s 3.0% rate is less than the 3.6% rate so the MVA will be negative.

Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA’s 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

Sample MVA Calculations
The precise MVA formula we apply is as follows:

Early withdrawal amount ×	[(	1 + i 1 + j + .001	)n/12	– 1]	= MVA

 18  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

Where	i	=	rate earned in the GPA from which amounts are being transferred or withdrawn.
	j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
	n	=	number of months remaining in the current Guarantee Period (rounded up).

Examples
Using assumptions similar to those we used in the examples above:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

•	We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

•	After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Example 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .035 + .001	)84/12	– 1]	= –$39.84

In this example, the MVA is a negative $39.84.

Example 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .025 + .001	)84/12	– 1]	= $27.61

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See “Charges — Withdrawal Charge.”) We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge schedule under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy.

The One-Year Fixed Account

Investment in the one-year fixed account is not available for contract Option C(1).

(1)	For applications dated May 1, 2003 or after, investment in the one-year fixed account for Contract Option C is not allowed in most states. For applications dated prior to May 1, 2003, investment in the one-year fixed account was not restricted in most states. Please check with your investment professional to determine if this restriction applies to your state.

For contract Option L, you may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company’s general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 19

based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see “Buying Your Contract” and “Making the Most of Your Contract — Transfer policies”).

The one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Buying Your Contract

New contracts are not currently being offered. We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable.

As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

•	contract Option L or Option C;

•	a death benefit option(1);

•	the optional Benefit Protector Death Benefit Rider(2);

•	the optional Benefit Protector Plus Death Benefit Rider(2);

•	the optional Guaranteed Minimum Income Benefit Rider(3);

•	the GPAs, the one-year fixed account and/or subaccounts in which you want to invest(4);

•	how you want to make purchase payments; and

•	a beneficiary.

(1)	If you and the annuitant are 79 or younger at contract issue, you may select from either the ROP death benefit, MAV death benefit or EDB. If you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. EDB may not be available in all states.
(2)	Not available with the EDB. May not be available in all states.
(3)	Available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. May not be available in all states.
(4)	For applications dated May 1, 2003 or after, investment in the GPA account and the one-year fixed account for Contract Option C is not allowed in most states. For applications dated prior to May 1, 2003, investment in the GPA account and the one-year fixed account was not restricted in most states. Please check with your investment professional to determine whether this restriction applies to your state. GPAs may not be available in some states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum investment for the GPAs. The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs. For Contract Option L contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our corporate office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

 20  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE
Annuity payouts are scheduled to begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities and Roth IRAs, the retirement date must be:

•	no earlier than the 30th day after the contract’s effective date; and

•	no later than the annuitant’s 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

For qualified annuities except Roth IRAs, to comply with IRS regulations, the retirement date generally must be:

•	for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

•	for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant’s 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

Minimum purchase payments
If paying by SIP:               $50 for additional payments.

If paying by any other method:  $100 for additional payments.

Maximum allowable purchase payments*
                                $1,000,000 for issue ages up to 85.
                                $100,000 for issue ages 86 to 90.

*	This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan’s or the Code’s limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 By letter

Send your check along with your name and contract number to:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

 2 By SIP

Contact your investment professional to complete the necessary SIP paperwork.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 21

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

Charges

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary, or earlier if the contract is withdrawn. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the GPAs and one-year fixed account.

We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees. These fees are based on the contract you select (either Option L or Option C) and the death benefit that applies to your contract:

	Contract Option L	Contract Option C

ROP death benefit	1.25%	1.35%

MAV death benefit	1.35	1.45

EDB	1.55	1.65

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

•	then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

If you select contract Option L and you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if you make a withdrawal in the first four contract years. You may withdraw amounts totaling up to

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10% of your prior anniversary’s contract value free of charge during the first four years of your contract. (We consider your initial purchase payment to be the prior anniversary’s contract value during the first contract year.) We do not assess a withdrawal charge on this amount. The withdrawal charge percentages that apply to you are shown below and are stated in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period are generally subject to a MVA. (See “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA).”)

Contract year for	Withdrawal charge
Contract Option L	percentage

1-2	8%

3	7

4	6

5 and later	0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

Example: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

Amount requested 1.00 – withdrawal charge	or	$1,000 .93	=	$1,075.27

By applying the 7% withdrawal charge to $1,075.27, the withdrawal charge is $75.27. We pay you the $1,000 you requested. If you make a full withdrawal of your contract, we also will deduct the applicable contract administrative charge.

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

Waiver of withdrawal charges
We do not assess withdrawal charges for:

•	withdrawals of amounts totaling up to 10% of your prior contract anniversary’s contract value;

•	required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;

•	contracts settled using an annuity payout plan;

•	withdrawals made as a result of one of the “Contingent events” described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and

•	death benefits.

Contingent events

•	Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

•	To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

•	Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 23

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See “Annual Operating Expenses of the Funds.”)

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL DEATH BENEFIT CHARGES

BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

OPTIONAL LIVING BENEFIT CHARGES

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE*
We deduct a charge (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the charge from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB charge from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB charge after the rider effective date and it does not apply after annuity payouts begin.

*	For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB – 0.30%.

Valuing Your Investment

We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

•	the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);

•	plus interest credited;

•	minus the sum of amounts withdrawn (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

•	minus any prorated portion of the contract administrative charge; and

•	minus the prorated portion of the fee for any of the following optional benefits you have selected:

– Benefit Protector rider;

 24  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

– Benefit Protector Plus rider; and/or

– Guaranteed Minimum Income Benefit rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

Number of units: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units: accumulation units may change in two ways — in number and in value.

The number of accumulation units you own may fluctuate due to:

•	additional purchase payments you allocate to the subaccounts;

•	transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

•	partial withdrawals;

•	withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

•	the contract administrative charge;

•	the fee for any of the following optional benefits you have selected:

– Benefit Protector rider

– Benefit Protector Plus rider

– Guaranteed Minimum Income Benefit rider

Accumulation unit values will fluctuate due to:

•	changes in fund net asset value;

•	fund dividends distributed to the subaccounts;

•	fund capital gains or losses;

•	fund operating expenses; and

•	mortality and expense risk fee and the variable account administrative charge.

Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 25

aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works

					Number
			Amount	Accumulation	of units
By investing an equal number of dollars each month ...		Month	invested	unit value	purchased

		Jan	$100	$20	5.00

		Feb	100	18	5.56

you automatically buy		Mar	100	17	5.88

more units when the	è	Apr	100	15	6.67

per unit market price is low...		May	100	16	6.25

		Jun	100	18	5.56

		Jul	100	17	5.88

and fewer units		Aug	100	19	5.26

when the per unit	è	Sept	100	21	4.76

market price is high.		Oct	100	20	5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM FOR CONTRACT OPTION L ONLY
If you select contract Option L and your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment to a six-month or twelve-month Special DCA account.

(1)	“Net contract value” equals your current contract value plus any new purchase payment. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.

You may only allocate a new purchase payment of at least $1,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. From time to time, we may credit interest to the DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

 26  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

If you make additional purchase payments while a Special DCA account term is in progress, the amounts you allocate to an existing Special DCA account will be transferred out of the Special DCA account over the remainder of the term. However, you may establish another new Special DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

•	If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

•	If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 27

the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see “Transfer policies” below.

Transfer policies

•	Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

•	For Contract Option L, it is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.

•	For Contract Option C applications dated on or after May 1, 2003, one-year fixed account and GPAs are not available in most states.

•	For Contract Option C applications dated prior to May 1, 2003, one-year fixed account and GPAs are not restricted in most states and our transfer policies stated above are applicable.

•	You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

•	If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

•	If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

•	Once annuity payouts begin, you may not make any transfers to the GPAs.

*	Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies

 28  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

•	diluting the value of an investment in an underlying fund in which a subaccount invests;

•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

•	requiring transfer requests to be submitted only by first-class U.S. mail;

•	not accepting hand-delivered transfer requests or requests made by overnight mail;

•	not accepting telephone or electronic transfer requests;

•	requiring a minimum time period between each transfer;

•	not accepting transfer requests of an agent acting under power of attorney;

•	limiting the dollar amount that you may transfer at any one time;

•	suspending the transfer privilege; or

•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:

•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 29

•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers or withdrawals:  Contract value or entire account balance

*	Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2  By automated transfers and automated partial withdrawals

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

•	Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

•	Automated withdrawals may be restricted by applicable law under some contracts.

•	You may not make additional purchase payments if automated partial withdrawals are in effect.

•	Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

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 3 By phone

Call:
1-800-333-3437

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers:                           Contract value or entire account balance
Withdrawals:                      $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

Withdrawals

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office in good order before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay withdrawal charges if you selected contract Option L, a contract administrative charge or any applicable optional rider charges (see “Charges”). Additionally, federal income taxes and penalties may apply. State and local income taxes may also apply (see “Taxes”). You cannot make withdrawals after annuity payouts begin except under Plan E (see “The Annuity Payout Period — Annuity Payout Plans”).

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see “Optional Benefits”). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

RECEIVING PAYMENT
By regular or express mail:

•	payable to owner;

•	mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

–	the withdrawal amount includes a purchase payment check that has not cleared;

–	the NYSE is closed, except for normal holiday and weekend closings;

–	trading on the NYSE is restricted, according to SEC rules;

–	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

–	the SEC permits us to delay payment for the protection of security holders.

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TSA — Special Provisions

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

–	you are at least age 59 1/2;

–	you are disabled as defined in the Code;

–	you severed employment with the employer who purchased the contract;

–	the distribution is because of your death;

–	the distribution is due to plan termination; or

–	you are a military reservist.

•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”)

•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (see “Optional Benefits”).

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Benefits in Case of Death

There are three death benefit options under your contract:

•	Return of Purchase Payment (ROP) death benefit;

•	Maximum Anniversary Value (MAV) death benefit; and

•	Enhanced Death Benefit Rider (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select the GMIB you must elect the EDB. Once you elect a death benefit, you cannot change it. We show the option that applies in your contract on your contract’s data page. The combination of the contract and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges — Mortality and Expense Risk Fee.”)

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death if you die before the retirement start date while this contract is in force. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROP)

The ROP is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of these two values, minus any applicable rider charges:

1.	contract value; or

2.	total purchase payments applied to the contract minus adjusted partial withdrawals.

Adjusted partial withdrawals for the ROP or MAV death benefit	=	PW × DB CV

PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

DB = the death benefit on the date of (but prior to) the partial withdrawal.

CV = contract value on the date of (but prior to) the partial withdrawal.

Example

•	You purchase the contract with a payment of $20,000.

•	On the first contract anniversary you make an additional purchase payment of $5,000.

•	During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

•	During the third contract year the contract value grows to $23,000.

We calculate the ROP death benefit as follows:
Contract value at death:	$23,000.00

Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals calculated as:

$1,500 × $25,000 $22,000 =	–1,704.55

for a death benefit of:	$23,295.45

ROP death benefit, calculated as the greatest of these two values:	$23,295.45

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 33

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit you may not cancel it.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals; or

3.	the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary.

Maximum anniversary value (MAV): MAV is a value that we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the greater of: (a) your current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary’s MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

Example

•	You purchase the contract with a payment of $20,000.

•	On the first contract anniversary the contract value grows to $29,000.

•	During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV death benefit as follows:
Contract value at death:	$20,500.00

Purchase payments minus adjusted partial withdrawals:
Total purchase payments	$20,000.00
minus adjusted partial withdrawals, calculated as:

$1,500 × $20,000 $22,000 =	−1,363.64

for a ROP death benefit of:	$18,636.36

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
The MAV on the immediately preceding anniversary:	$29,000.00
plus purchase payments made since that anniversary:	+0.00
minus adjusted partial withdrawals made since that anniversary, calculated as:

$1,500 × $29,000 $22,000 =	–1,977.27

for a MAV death benefit of:	$27,022.73

The MAV death benefit, calculated as the greatest of these three values, which is the MAV:	$27,022.73

ENHANCED DEATH BENEFIT RIDER (EDB)

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If it is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time you purchase your contract. If you select the GMIB you must select the EDB.

 34  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial withdrawals;

3.	the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

5% rising floor: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

•	the amounts allocated to the subaccounts at issue increased by 5%,

•	plus any subsequent amounts allocated to the subaccounts,

•	minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent purchase payments allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.

5% rising floor adjusted transfers or partial withdrawals	=	PWT × VAF SV

PWT	=	the amount by which the contract value in the subaccounts is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

Example

•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

•	On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200.

•	During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit is calculated as follows:
Contract value at death:	$22,800.00

Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals, calculated as:

$1,500 × $25,000 $24,300 =	–1,543.21

for a ROP death benefit of:	$23,456.79

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
The MAV on the immediately preceding anniversary:	$25,000.00
plus purchase payments made since that anniversary:	+0.00
minus adjusted partial withdrawals made since that anniversary, calculated as:

$1,500 × $25,000 $24,300 =	–1,543.21
for a MAV death benefit of:	$23,456.79

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 35

The 5% rising floor:
The variable account floor on the first contract anniversary is, calculated as: 1.05 × $20,000 =		$21,000.00
plus amounts allocated to the subaccounts since that anniversary:		+0.00
minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:

$1,500 × $21,000 $19,000 =	–$	1,657.89
variable account floor benefit:		$19,342.11
plus the one-year fixed account value:		+5,300.00

5% rising floor (value of the GPAs, one-year fixed account and the variable account floor):		$24,642.11

EDB, calculated as the greatest of these three values, which is the 5% rising floor:	$24,642.11

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year after your death, or other date as permitted by the Code; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

Qualified annuities

•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)

•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

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•	payouts begin no later than one year following the year of your death; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

•	Annuity payout plan: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

Optional Benefits

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus or the EDB. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

•	the applicable death benefit (see “Benefits in Case of Death”), plus:

•	40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

•	15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

Earnings at death: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

Terminating the Benefit Protector

•	You may terminate the rider within 30 days of the first rider anniversary.

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

Example of the Benefit Protector

•	You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.

•	During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 37

• On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
MAV death benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
• On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV death benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
• During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings).
The death benefit equals:

MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048

Total death benefit of:	$58,667
• On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
• On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.

The death benefit equals:
MAV death benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000

Total death benefit of:	$255,000
• During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000

Total death benefit of:	$305,000

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• During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
MAV death benefit (contract value):	$250,000
plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000

Total death benefit of:	$308,000

If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

NOTE: For special tax considerations associated with the Benefit Protector, see “Taxes.”

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange, or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector or the EDB. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

•	the benefits payable under the Benefit Protector described above, plus:

•	a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

	Percentage if you and the annuitant are	Percentage if you or the annuitant are
Contract year	under age 70 on the rider effective date	70 or older on the rider effective date

One and Two	0%	0%

Three and Four	10%	3.75%

Five or more	20%	7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

•	the ROP death benefit (see “Benefits in Case of Death”) PLUS

	If you and the annuitant are under	If you or the annuitant are age 70
Contract year	age 70 on the rider effective date, add . . .	or older on the rider effective date, add . . .

One	Zero	Zero

Two	40% × earnings at death (see above)	15% × earnings at death

Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)

Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)

*	Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 39

Terminating the Benefit Protector Plus

•	You may terminate the rider within 30 days of the first rider anniversary.

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

Example of the Benefit Protector Plus

•	You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.

•	During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

• On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV death benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000

Total death benefit of:	$114,000
• On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV death benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $100,000 =	+10,000

Total death benefit of:	$124,000
• During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $55,000 =	+5,500

Total death benefit of:	$64,167

 40  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

• On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
• On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV death benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$266,000
• During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$316,000
• During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000

Total death benefit of:	$319,000

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).

NOTE: For special tax considerations associated with the Benefit Protector Plus, see “Taxes.”

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

•	you must hold the GMIB for 10 years*,

•	the GMIB terminates** on the contract anniversary after the annuitant’s 86th birthday,

•	you can only exercise the GMIB within 30 days after a contract anniversary*,

•	the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81, and

•	there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your investment professional.

*	Unless the annuitant qualifies for a contingent event (see “Charges — Contingent events”).
**	The rider and annual fee terminate on the contract anniversary after the annuitant’s 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 41

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit to your contract for an additional annual charge which we describe below. If you select the GMIB, you must elect the EDB at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances, we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.

Investment selection under the GMIB: For contract Option L, you may allocate your purchase payments or transfers to any of the subaccounts, GPAs or the one-year fixed account. For contract Option C, you may allocate payments to the subaccounts. We reserve the right to limit the amount you allocate to subaccounts investing in the Columbia Variable Portfolio — Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

GMIB benefit base: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of these four values:

1.	contract value;

2.	total purchase payments minus adjusted partial withdrawals; or

3.	the maximum anniversary value at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

•	subtract each payment adjusted for market value from the contract value and the MAV.

•	subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

For each payment, we calculate the market value adjustment to the contract value, MAV, the GPAs and the one-year fixed account value of the 5% rising floor as:

PMT × CVG ECV

PMT =	each purchase payment made in the five years before you exercise the GMIB.

CVG =	current contract value at the time you exercise the GMIB.

ECV =	the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:

PMT × (1.05)CY

CY =	the full number of contract years the payment has been in the contract.

Exercising the GMIB

•	you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a

 42  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

“contingent event” (disability, terminal illness or confinement to a nursing home or hospital, see “Charges — Contingent events” for more details.)

•	the annuitant on the retirement date must be between 50 and 86 years old.

•	you can only take an annuity payout under one of the following annuity payout plans:

– Plan A — Life Annuity – no refund

– Plan B — Life Annuity with ten years certain

– Plan D — Joint and last survivor life annuity – no refund

•	you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt–1 (1 + i) 1.05	= Pt

Pt–1	= prior annuity payout
Pt	= current annuity payout
i	= annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

Terminating the GMIB

•	You may terminate the rider within 30 days after the first and fifth rider anniversaries.

•	You may terminate the rider any time after the tenth rider anniversary.

•	The rider will terminate on the date:

– you make a full withdrawal from the contract;

– a death benefit is payable; or

– you choose to begin taking annuity payouts under the regular contract provisions.

•	The rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.

*	The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 43

Example

•	You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all your purchase payments to the subaccounts.

•	There are no additional purchase payments and no partial withdrawals.

•	Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

Contract				GMIB
anniversary	Contract value	MAV	5% rising floor	benefit base

1	$107,000	$107,000	$105,000

2	125,000	125,000	110,250

3	132,000	132,000	115,763

4	150,000	150,000	121,551

5	85,000	150,000	127,628

6	120,000	150,000	134,010

7	138,000	150,000	140,710

8	152,000	152,000	147,746

9	139,000	152,000	155,133

10	126,000	152,000	162,889	$162,889

11	138,000	152,000	171,034	171,034

12	147,000	152,000	179,586	179,586

13	163,000	163,000	188,565	188,565

14	159,000	163,000	197,993	197,993

15	212,000	212,000	207,893	212,000

NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

			Minimum Guaranteed Monthly Income
Contract		Plan A –	Plan B –	Plan D – joint and
anniversary	GMIB	life annuity —	life annuity with	last survivor life
at exercise	benefit base	no refund	ten years certain	annuity — no refund

10	$162,889 (5% rising floor)	$840.51	$817.70	$672.73

15	212,000 (MAV)	1,250.80	1,193.56	968.84

The payouts above are shown at guaranteed annuity rates of 3% stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

Contract		Plan A –	Plan B –	Plan D – joint and
anniversary		life annuity —	life annuity with	last survivor life
at exercise	Contract value	no refund	ten years certain	annuity — no refund

10	$126,000	$650.16	$632.52	$520.38

15	212,000	1,250.80	1,193.56	968.84

At the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout

 44  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We calculate the fee as follows:

BB + AT – FAV

BB	=	the GMIB benefit base.
AT	=	adjusted transfers from the subaccounts to the GPAs or the one-year fixed account made in the six months before the contract anniversary calculated as:

PT × VAT SVT

PT	=	the amount transferred from the subaccounts to the GPAs or the one-year fixed account within six months of the contract anniversary.
VAT	=	variable account floor on the date of (but prior to) the transfer.
SVT	=	value of the subaccounts on the date of (but prior to) the transfer.
FAV	=	the value of your GPAs and the one-year fixed account.

The result of AT – FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

Example

•	You purchase the contract with a payment of $100,000 and allocate all of your payment to the subaccounts.

•	You make no transfers or partial withdrawals.

Contract		GMIB fee	Value on which we	GMIB fee
anniversary	Contract value	percentage	base the GMIB fee	charged to you

1	$80,000	0.70%	5% rising floor = $100,000 × 1.05	$735

2	150,000	0.70%	Contract value = $150,000	1,050

3	102,000	0.70%	MAV = $150,000	1,050

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

Under both contract Option L and Option C, you also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts” and “Taxes — Qualified Annuities — Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

Amounts of fixed and variable payouts depend on:

•	the annuity payout plan you select;

•	the annuitant’s age and, in most cases, sex;

•	the annuity table in the contract; and

•	the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract — Transfer policies.”

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 45

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

•	Plan A – Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

•	Plan B – Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.

•	Plan C – Life annuity — installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

•	Plan D – Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

•	Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the annuity payout period, you may make full and partial withdrawals. If you make a full withdrawal, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. If the original contract was an Option L contract, the discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. If the original contract was an Option C contract, the discount rate we use in the calculation will vary between 5.55% and 7.05% depending on the applicable assumed investment rate. (See “Charges — Withdrawal charge under Annuity Payout Plan E.”) A 10% IRS penalty tax could apply to the taxable portion if you take a withdrawal. (See “Taxes.”)

Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

•	in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

•	over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

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If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

Annuity payouts: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 47

Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death — If You Die Before the Retirement Start Date”).

Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.

Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.

Penalties: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

•	because of your death or in the event of nonnatural ownership, the death of the annuitant;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if it is allocable to an investment before Aug. 14, 1982; or

•	if annuity payouts are made under immediate annuities as defined by the Code.

Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.

1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules may apply. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.

For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange. Different IRS limitations on withdrawals apply to partial exchanges completed prior to October 24, 2011.

Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty on the taxable portion.

 48  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.

Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 49

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

•	the payout is a RMD as defined under the Code;

•	the payout is made on account of an eligible hardship; or

•	the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

•	because of your death;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

•	to pay certain medical or education expenses (IRAs only); or

•	if the distribution is made from an inherited IRA.

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death — If you Die Before the Retirement Date”).

Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.

Assignment: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable, on the taxable portion.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

 50  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Spousal status: In the case of United States v. Windsor, Section 3 of the Defense of Marriage Act was declared unconstitutional by the U.S. Supreme Court. As a result of this ruling, same sex marriages recognized under state law must be afforded all of the benefits of marriage for federal law purposes. The IRS subsequently provided interpretive guidance which, for federal tax purposes, determined the recognition of a same sex marriage is based on the state or foreign jurisdiction in which the marriage occurred. In addition, the guidance states that other relationships that may be recognized under state law, such as civil unions or domestic partnerships, are not considered marriages for federal tax purposes. Therefore, if you are in a civil union or other non-marital relationship recognized under state law, you will not receive the favorable federal tax treatment normally afforded to married couples.

When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.

If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

•	the reserve held in each subaccount for your contract; divided by

•	the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

•	laws or regulations change;

•	the existing funds become unavailable; or

•	in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

•	add new subaccounts;

•	combine any two or more subaccounts;

•	transfer assets to and from the subaccounts or the variable account; and

•	eliminate or close any subaccounts.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 51

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio — Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

About the Service Providers

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (“RiverSource Distributors”), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 4.25% each time a purchase payment is made for contract Option L and 1.00% for contract Option C as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay an additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

•	revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Expense Summary”);

•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The funds”);

•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and

•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

•	fees and expenses we collect from contract owners, including withdrawal charges; and

•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and

 52  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota and a multistate insurance department examination). RiverSource Life has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Additional Information

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2013, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access this document, see “SEC Filings” under “Investor Relations” on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 53

Appendix: Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts (if any) that were not available under your contract as of Dec. 31, 2013. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

Variable account charges of 1.40% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Cash Management Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$1.28	$1.30	$1.31	$1.33	$1.35	$1.34	$1.29	$1.26	$1.24	$1.25
Accumulation unit value at end of period	$1.26	$1.28	$1.30	$1.31	$1.33	$1.35	$1.34	$1.29	$1.26	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	2,750	2,860	3,784	4,615	4,417	4,753	3,976	3,923	6,630	7,059

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.78	$1.58	$1.69	$1.46	$1.16	$1.98	$1.86	$1.58	$1.41	$1.21
Accumulation unit value at end of period	$2.22	$1.78	$1.58	$1.69	$1.46	$1.16	$1.98	$1.86	$1.58	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	1,067	1,539	1,827	2,123	9,137	8,505	6,387	5,210	2,698	1,026

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (08/26/1999)
Accumulation unit value at beginning of period	$1.95	$1.71	$1.64	$1.46	$0.96	$1.30	$1.30	$1.19	$1.16	$1.05
Accumulation unit value at end of period	$2.04	$1.95	$1.71	$1.64	$1.46	$0.96	$1.30	$1.30	$1.19	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	773	971	1,146	1,400	1,627	2,018	3,017	4,475	3,380	3,074

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$1.78	$1.58	$1.53	$1.32	$1.08	$1.89	$1.86	$1.64	$1.56	$1.50
Accumulation unit value at end of period	$2.34	$1.78	$1.58	$1.53	$1.32	$1.08	$1.89	$1.86	$1.64	$1.56
Number of accumulation units outstanding at end of period (000 omitted)	1,652	2,086	2,533	3,074	3,447	3,843	4,871	5,898	4,590	4,708

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.36	$1.17	$1.29	$1.03	$0.75	$1.24	$1.31	$1.19	$1.15	$0.99
Accumulation unit value at end of period	$1.98	$1.36	$1.17	$1.29	$1.03	$0.75	$1.24	$1.31	$1.19	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	57	67	75	105	168	175	215	290	323	274

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.25	$1.25	$1.25	$1.23	$1.18	$1.23	$1.18	$1.15	$1.15	$1.16
Accumulation unit value at end of period	$1.21	$1.25	$1.25	$1.25	$1.23	$1.18	$1.23	$1.18	$1.15	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	619	688	803	893	2,339	2,088	2,176	2,281	2,359	2,330

The Dreyfus Socially Responsible Growth Fund, Inc., Initial Shares (08/26/1999)
Accumulation unit value at beginning of period	$0.93	$0.84	$0.85	$0.75	$0.57	$0.88	$0.83	$0.77	$0.75	$0.72
Accumulation unit value at end of period	$1.23	$0.93	$0.84	$0.85	$0.75	$0.57	$0.88	$0.83	$0.77	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	87	91	139	139	201	254	372	374	419	461

Fidelity® VIP Dynamic Capital Appreciation Portfolio Service Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$1.56	$1.30	$1.35	$1.16	$0.87	$1.50	$1.43	$1.27	$1.07	$1.07
Accumulation unit value at end of period	$2.13	$1.56	$1.30	$1.35	$1.16	$0.87	$1.50	$1.43	$1.27	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	24	27	75	50	73	59	103	95	91	75

Fidelity® VIP High Income Portfolio Service Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$1.88	$1.67	$1.64	$1.46	$1.03	$1.40	$1.38	$1.26	$1.25	$1.16
Accumulation unit value at end of period	$1.96	$1.88	$1.67	$1.64	$1.46	$1.03	$1.40	$1.38	$1.26	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	47	52	73	89	126	167	212	221	208	190

Fidelity® VIP Mid Cap Portfolio Service Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.40	$2.12	$2.41	$1.90	$1.38	$2.32	$2.04	$1.84	$1.58	$1.29
Accumulation unit value at end of period	$3.21	$2.40	$2.12	$2.41	$1.90	$1.38	$2.32	$2.04	$1.84	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	449	629	812	1,103	2,608	3,630	3,308	3,045	2,336	1,901

FTVIPT Franklin Global Real Estate VIP Fund – Class 2 (09/22/1999)
Accumulation unit value at beginning of period	$2.26	$1.80	$1.93	$1.62	$1.38	$2.43	$3.11	$2.61	$2.34	$1.80
Accumulation unit value at end of period	$2.28	$2.26	$1.80	$1.93	$1.62	$1.38	$2.43	$3.11	$2.61	$2.34
Number of accumulation units outstanding at end of period (000 omitted)	187	211	253	310	433	475	605	706	734	760

FTVIPT Franklin Income VIP Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.95	$1.75	$1.74	$1.56	$1.17	$1.69	$1.65	$1.41	$1.41	$1.26
Accumulation unit value at end of period	$2.19	$1.95	$1.75	$1.74	$1.56	$1.17	$1.69	$1.65	$1.41	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	354	439	520	611	767	778	1,317	1,595	1,286	1,054

 54  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (09/22/1999)
Accumulation unit value at beginning of period	$1.77	$1.57	$1.61	$1.47	$1.18	$1.91	$1.87	$1.60	$1.47	$1.32
Accumulation unit value at end of period	$2.24	$1.77	$1.57	$1.61	$1.47	$1.18	$1.91	$1.87	$1.60	$1.47
Number of accumulation units outstanding at end of period (000 omitted)	1,777	2,135	2,449	3,186	4,141	5,501	9,245	10,913	11,340	11,643

FTVIPT Franklin Small Cap Value VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.96	$1.68	$1.77	$1.40	$1.10	$1.66	$1.73	$1.50	$1.40	$1.14
Accumulation unit value at end of period	$2.63	$1.96	$1.68	$1.77	$1.40	$1.10	$1.66	$1.73	$1.50	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	90	113	131	165	253	474	771	847	873	749

FTVIPT Franklin Small-Mid Cap Growth VIP Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$0.67	$0.61	$0.65	$0.52	$0.36	$0.64	$0.59	$0.55	$0.53	$0.48
Accumulation unit value at end of period	$0.91	$0.67	$0.61	$0.65	$0.52	$0.36	$0.64	$0.59	$0.55	$0.53
Number of accumulation units outstanding at end of period (000 omitted)	396	477	750	957	898	1,034	1,786	2,054	2,089	2,279

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (10/04/1999)
Accumulation unit value at beginning of period	$2.90	$2.48	$2.69	$2.18	$1.66	$2.68	$2.63	$2.30	$2.06	$1.66
Accumulation unit value at end of period	$3.80	$2.90	$2.48	$2.69	$2.18	$1.66	$2.68	$2.63	$2.30	$2.06
Number of accumulation units outstanding at end of period (000 omitted)	408	579	677	832	1,840	2,222	2,403	2,113	1,230	591

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (09/22/1999)
Accumulation unit value at beginning of period	$1.05	$0.93	$0.91	$0.82	$0.68	$1.10	$1.13	$1.02	$0.97	$0.85
Accumulation unit value at end of period	$1.43	$1.05	$0.93	$0.91	$0.82	$0.68	$1.10	$1.13	$1.02	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	138	160	244	348	522	746	1,109	1,487	1,581	1,430

Invesco V.I. American Franchise Fund, Series I Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.97	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.33	$0.97	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	415	457	—	—	—	—	—	—	—	—

Invesco V.I. Core Equity Fund, Series I Shares (10/30/1997)
Accumulation unit value at beginning of period	$1.61	$1.43	$1.45	$1.34	$1.06	$1.54	$1.45	$1.26	$1.21	$1.13
Accumulation unit value at end of period	$2.05	$1.61	$1.43	$1.45	$1.34	$1.06	$1.54	$1.45	$1.26	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	1,856	2,171	2,494	2,967	3,385	4,142	5,535	7,315	3,274	4,188

MFS® Investors Trust Series – Initial Class (03/03/2000)
Accumulation unit value at beginning of period	$1.15	$0.97	$1.01	$0.92	$0.74	$1.12	$1.03	$0.92	$0.87	$0.79
Accumulation unit value at end of period	$1.49	$1.15	$0.97	$1.01	$0.92	$0.74	$1.12	$1.03	$0.92	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	84	94	108	173	195	262	527	652	657	588

MFS® Utilities Series – Initial Class (09/22/1999)
Accumulation unit value at beginning of period	$2.50	$2.23	$2.12	$1.89	$1.44	$2.34	$1.85	$1.43	$1.24	$0.97
Accumulation unit value at end of period	$2.97	$2.50	$2.23	$2.12	$1.89	$1.44	$2.34	$1.85	$1.43	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	577	652	680	798	879	996	1,393	1,751	1,748	1,935

Oppenheimer Global Fund/VA, Service Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.72	$1.45	$1.60	$1.40	$1.02	$1.74	$1.66	$1.43	$1.28	$1.09
Accumulation unit value at end of period	$2.16	$1.72	$1.45	$1.60	$1.40	$1.02	$1.74	$1.66	$1.43	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	196	233	296	371	429	566	864	940	833	690

Oppenheimer Global Strategic Income Fund/VA, Service Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.81	$1.63	$1.64	$1.45	$1.24	$1.47	$1.36	$1.29	$1.27	$1.19
Accumulation unit value at end of period	$1.78	$1.81	$1.63	$1.64	$1.45	$1.24	$1.47	$1.36	$1.29	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	1,478	1,875	2,158	2,738	9,304	8,701	9,868	6,464	4,642	2,922

Putnam VT Global Health Care Fund – Class IB Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.38	$1.15	$1.18	$1.16	$0.94	$1.14	$1.17	$1.15	$1.03	$0.98
Accumulation unit value at end of period	$1.93	$1.38	$1.15	$1.18	$1.16	$0.94	$1.14	$1.17	$1.15	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	49	48	71	94	120	136	185	196	167	147

Putnam VT International Equity Fund – Class IB Shares (09/22/1999)
Accumulation unit value at beginning of period	$1.19	$0.99	$1.20	$1.11	$0.90	$1.63	$1.53	$1.21	$1.10	$0.96
Accumulation unit value at end of period	$1.50	$1.19	$0.99	$1.20	$1.11	$0.90	$1.63	$1.53	$1.21	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	636	714	947	1,199	1,363	1,487	1,885	2,110	2,185	2,258

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.22	$1.06	$1.13	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.64	$1.22	$1.06	$1.13	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	148	210	256	347	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (05/01/2002)
Accumulation unit value at beginning of period	$1.73	$1.55	$1.64	$1.34	$0.99	$1.47	$1.57	$1.33	$1.27	$1.07
Accumulation unit value at end of period	$2.30	$1.73	$1.55	$1.64	$1.34	$0.99	$1.47	$1.57	$1.33	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	577	973	1,139	1,364	1,800	2,045	2,297	2,129	2,323	692

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 55

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Wells Fargo Advantage VT Index Asset Allocation Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.27	$1.14	$1.09	$0.98	$0.86	$1.23	$1.15	$1.04	$1.01	$0.94
Accumulation unit value at end of period	$1.50	$1.27	$1.14	$1.09	$0.98	$0.86	$1.23	$1.15	$1.04	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	614	669	648	844	989	1,141	1,532	1,765	1,736	1,457

Wells Fargo Advantage VT International Equity Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$1.59	$1.43	$1.66	$1.44	$1.27	$2.20	$1.95	$1.61	$1.41	$1.20
Accumulation unit value at end of period	$1.88	$1.59	$1.43	$1.66	$1.44	$1.27	$2.20	$1.95	$1.61	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	178	197	277	324	434	491	679	717	623	663

Wells Fargo Advantage VT Intrinsic Value Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.29	$1.10	$1.14	$1.01	$0.88	$1.41	$1.39	$1.19	$1.14	$1.04
Accumulation unit value at end of period	$1.66	$1.29	$1.10	$1.14	$1.01	$0.88	$1.41	$1.39	$1.19	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	502	797	995	1,173	1,566	1,247	1,750	1,970	2,186	1,526

Wells Fargo Advantage VT Omega Growth Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$2.17	$1.82	$1.96	$1.66	$1.17	$1.64	$1.49	$1.43	$1.40	$1.33
Accumulation unit value at end of period	$2.99	$2.17	$1.82	$1.96	$1.66	$1.17	$1.64	$1.49	$1.43	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	971	1,453	1,779	2,121	276	333	464	531	573	580

Wells Fargo Advantage VT Opportunity Fund – Class 2 (08/26/2011)
Accumulation unit value at beginning of period	$1.19	$1.05	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.54	$1.19	$1.05	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	317	356	501	—	—	—	—	—	—	—

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$0.62	$0.58	$0.62	$0.49	$0.33	$0.57	$0.50	$0.42	$0.40	$0.35
Accumulation unit value at end of period	$0.91	$0.62	$0.58	$0.62	$0.49	$0.33	$0.57	$0.50	$0.42	$0.40
Number of accumulation units outstanding at end of period (000 omitted)	459	490	627	785	586	966	992	1,281	1,363	1,351

Wells Fargo Advantage VT Total Return Bond Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.86	$1.78	$1.67	$1.58	$1.43	$1.42	$1.35	$1.32	$1.31	$1.28
Accumulation unit value at end of period	$1.79	$1.86	$1.78	$1.67	$1.58	$1.43	$1.42	$1.35	$1.32	$1.31
Number of accumulation units outstanding at end of period (000 omitted)	1,315	1,602	1,785	2,234	2,406	2,685	3,965	5,543	2,193	622

Variable account charges of 1.80% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$0.96	$0.98	$0.99	$1.01	$1.03	$1.03	$1.00	$0.97	$0.96	$0.97
Accumulation unit value at end of period	$0.94	$0.96	$0.98	$0.99	$1.01	$1.03	$1.03	$1.00	$0.97	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	272	410	653	834	1,528	1,406	472	174	48	24

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.55	$1.39	$1.49	$1.29	$1.03	$1.77	$1.67	$1.42	$1.27	$1.10
Accumulation unit value at end of period	$1.93	$1.55	$1.39	$1.49	$1.29	$1.03	$1.77	$1.67	$1.42	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	414	545	634	679	1,821	1,767	1,539	1,423	623	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.93	$1.70	$1.64	$1.47	$0.97	$1.32	$1.32	$1.21	$1.19	$1.08
Accumulation unit value at end of period	$2.02	$1.93	$1.70	$1.64	$1.47	$0.97	$1.32	$1.32	$1.21	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	1,217	855	1,573	1,532	530	531	665	974	531	170

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (03/03/2003)
Accumulation unit value at beginning of period	$1.50	$1.34	$1.29	$1.12	$0.92	$1.62	$1.60	$1.42	$1.36	$1.31
Accumulation unit value at end of period	$1.96	$1.50	$1.34	$1.29	$1.12	$0.92	$1.62	$1.60	$1.42	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	339	445	540	619	709	709	647	681	810	502

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.62	$1.40	$1.56	$1.25	$0.91	$1.51	$1.61	$1.47	$1.42	$1.22
Accumulation unit value at end of period	$2.37	$1.62	$1.40	$1.56	$1.25	$0.91	$1.51	$1.61	$1.47	$1.42
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.05	$1.05	$1.06	$1.05	$1.01	$1.05	$1.02	$1.00	$1.00	$1.01
Accumulation unit value at end of period	$1.01	$1.05	$1.05	$1.06	$1.05	$1.01	$1.05	$1.02	$1.00	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	98	1,195	135	188	580	530	419	519	197	31

The Dreyfus Socially Responsible Growth Fund, Inc., Initial Shares (03/03/2003)
Accumulation unit value at beginning of period	$1.61	$1.46	$1.48	$1.31	$1.00	$1.55	$1.46	$1.36	$1.34	$1.28
Accumulation unit value at end of period	$2.12	$1.61	$1.46	$1.48	$1.31	$1.00	$1.55	$1.46	$1.36	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 56  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Fidelity® VIP Dynamic Capital Appreciation Portfolio Service Class 2 (03/03/2003)
Accumulation unit value at beginning of period	$1.79	$1.49	$1.56	$1.35	$1.01	$1.76	$1.68	$1.50	$1.26	$1.27
Accumulation unit value at end of period	$2.43	$1.79	$1.49	$1.56	$1.35	$1.01	$1.76	$1.68	$1.50	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Fidelity® VIP High Income Portfolio Service Class 2 (03/03/2003)
Accumulation unit value at beginning of period	$1.88	$1.68	$1.65	$1.48	$1.05	$1.43	$1.42	$1.30	$1.29	$1.20
Accumulation unit value at end of period	$1.96	$1.88	$1.68	$1.65	$1.48	$1.05	$1.43	$1.42	$1.30	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	11	11	11	42

Fidelity® VIP Mid Cap Portfolio Service Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$2.17	$1.93	$2.21	$1.75	$1.27	$2.15	$1.90	$1.72	$1.48	$1.21
Accumulation unit value at end of period	$2.90	$2.17	$1.93	$2.21	$1.75	$1.27	$2.15	$1.90	$1.72	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	107	137	159	168	420	542	458	374	196	54

FTVIPT Franklin Global Real Estate VIP Fund – Class 2 (03/03/2003)
Accumulation unit value at beginning of period	$1.59	$1.27	$1.38	$1.16	$0.99	$1.75	$2.25	$1.90	$1.70	$1.32
Accumulation unit value at end of period	$1.60	$1.59	$1.27	$1.38	$1.16	$0.99	$1.75	$2.25	$1.90	$1.70
Number of accumulation units outstanding at end of period (000 omitted)	44	50	57	58	67	72	63	49	58	102

FTVIPT Franklin Income VIP Fund – Class 2 (03/03/2003)
Accumulation unit value at beginning of period	$1.95	$1.76	$1.75	$1.58	$1.19	$1.72	$1.69	$1.45	$1.46	$1.30
Accumulation unit value at end of period	$2.18	$1.95	$1.76	$1.75	$1.58	$1.19	$1.72	$1.69	$1.45	$1.46
Number of accumulation units outstanding at end of period (000 omitted)	122	102	116	141	163	211	384	323	299	191

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.39	$1.23	$1.27	$1.16	$0.94	$1.52	$1.50	$1.29	$1.19	$1.07
Accumulation unit value at end of period	$1.75	$1.39	$1.23	$1.27	$1.16	$0.94	$1.52	$1.50	$1.29	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	9	9	8	31	31	47	94	154	—	138

FTVIPT Franklin Small Cap Value VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.88	$1.61	$1.71	$1.36	$1.07	$1.62	$1.69	$1.47	$1.38	$1.14
Accumulation unit value at end of period	$2.51	$1.88	$1.61	$1.71	$1.36	$1.07	$1.62	$1.69	$1.47	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	14	15	15	16	16	15	15	22	22	23

FTVIPT Franklin Small-Mid Cap Growth VIP Fund – Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.35	$1.24	$1.33	$1.06	$0.75	$1.33	$1.22	$1.14	$1.11	$1.01
Accumulation unit value at end of period	$1.84	$1.35	$1.24	$1.33	$1.06	$0.75	$1.33	$1.22	$1.14	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	7	7	8	8	8	8	8	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (03/03/2003)
Accumulation unit value at beginning of period	$2.23	$1.92	$2.09	$1.70	$1.30	$2.10	$2.07	$1.82	$1.64	$1.33
Accumulation unit value at end of period	$2.91	$2.23	$1.92	$2.09	$1.70	$1.30	$2.10	$2.07	$1.82	$1.64
Number of accumulation units outstanding at end of period (000 omitted)	199	268	328	351	586	656	751	676	425	165

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (03/03/2003)
Accumulation unit value at beginning of period	$1.58	$1.41	$1.38	$1.24	$1.04	$1.69	$1.75	$1.57	$1.51	$1.33
Accumulation unit value at end of period	$2.14	$1.58	$1.41	$1.38	$1.24	$1.04	$1.69	$1.75	$1.57	$1.51
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	54

Invesco V.I. American Franchise Fund, Series I Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.96	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.33	$0.96	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Core Equity Fund, Series I Shares (04/28/2006)
Accumulation unit value at beginning of period	$1.17	$1.05	$1.07	$0.99	$0.79	$1.15	$1.08	$1.00	—	—
Accumulation unit value at end of period	$1.48	$1.17	$1.05	$1.07	$0.99	$0.79	$1.15	$1.08	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12	12	12	12	12	12	12	12	—	—

MFS® Investors Trust Series – Initial Class (03/03/2003)
Accumulation unit value at beginning of period	$1.74	$1.49	$1.55	$1.42	$1.14	$1.73	$1.60	$1.44	$1.37	$1.25
Accumulation unit value at end of period	$2.26	$1.74	$1.49	$1.55	$1.42	$1.14	$1.73	$1.60	$1.44	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® Utilities Series – Initial Class (03/03/2003)
Accumulation unit value at beginning of period	$3.30	$2.96	$2.83	$2.53	$1.93	$3.16	$2.51	$1.95	$1.70	$1.33
Accumulation unit value at end of period	$3.91	$3.30	$2.96	$2.83	$2.53	$1.93	$3.16	$2.51	$1.95	$1.70
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.98	$1.67	$1.86	$1.63	$1.19	$2.04	$1.96	$1.70	$1.51	$1.30
Accumulation unit value at end of period	$2.47	$1.98	$1.67	$1.86	$1.63	$1.19	$2.04	$1.96	$1.70	$1.51
Number of accumulation units outstanding at end of period (000 omitted)	64	65	70	72	74	68	76	62	54	101

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 57

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Oppenheimer Global Strategic Income Fund/VA, Service Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.64	$1.48	$1.50	$1.33	$1.14	$1.36	$1.26	$1.20	$1.19	$1.12
Accumulation unit value at end of period	$1.61	$1.64	$1.48	$1.50	$1.33	$1.14	$1.36	$1.26	$1.20	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	536	583	673	772	1,984	1,801	2,174	1,584	1,042	417

Putnam VT Global Health Care Fund – Class IB Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.53	$1.28	$1.32	$1.31	$1.06	$1.30	$1.33	$1.32	$1.18	$1.12
Accumulation unit value at end of period	$2.13	$1.53	$1.28	$1.32	$1.31	$1.06	$1.30	$1.33	$1.32	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	5	5	5	5	5	—

Putnam VT International Equity Fund – Class IB Shares (03/01/2002)
Accumulation unit value at beginning of period	$1.26	$1.05	$1.29	$1.19	$0.98	$1.77	$1.67	$1.33	$1.20	$1.06
Accumulation unit value at end of period	$1.59	$1.26	$1.05	$1.29	$1.19	$0.98	$1.77	$1.67	$1.33	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	12	12	12	12	12	12	12	12	14	14

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.21	$1.05	$1.13	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.62	$1.21	$1.05	$1.13	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (07/31/2002)
Accumulation unit value at beginning of period	$2.01	$1.81	$1.92	$1.57	$1.17	$1.75	$1.87	$1.58	$1.52	$1.29
Accumulation unit value at end of period	$2.67	$2.01	$1.81	$1.92	$1.57	$1.17	$1.75	$1.87	$1.58	$1.52
Number of accumulation units outstanding at end of period (000 omitted)	322	436	509	542	656	739	794	763	746	325

Wells Fargo Advantage VT Index Asset Allocation Fund – Class 2 (03/03/2003)
Accumulation unit value at beginning of period	$1.63	$1.47	$1.40	$1.26	$1.11	$1.60	$1.51	$1.37	$1.33	$1.24
Accumulation unit value at end of period	$1.91	$1.63	$1.47	$1.40	$1.26	$1.11	$1.60	$1.51	$1.37	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wells Fargo Advantage VT International Equity Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$1.53	$1.37	$1.60	$1.40	$1.24	$2.15	$1.91	$1.58	$1.39	$1.19
Accumulation unit value at end of period	$1.79	$1.53	$1.37	$1.60	$1.40	$1.24	$2.15	$1.91	$1.58	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	6	8	8	8	21	19	25	31	25	—

Wells Fargo Advantage VT Intrinsic Value Fund – Class 2 (03/03/2003)
Accumulation unit value at beginning of period	$1.53	$1.30	$1.35	$1.21	$1.05	$1.69	$1.67	$1.44	$1.39	$1.27
Accumulation unit value at end of period	$1.95	$1.53	$1.30	$1.35	$1.21	$1.05	$1.69	$1.67	$1.44	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	255	311	392	421	462	406	411	409	465	288

Wells Fargo Advantage VT Omega Growth Fund – Class 2 (07/31/2002)
Accumulation unit value at beginning of period	$2.08	$1.76	$1.89	$1.61	$1.14	$1.60	$1.46	$1.41	$1.38	$1.32
Accumulation unit value at end of period	$2.85	$2.08	$1.76	$1.89	$1.61	$1.14	$1.60	$1.46	$1.41	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	303	426	503	552	6	8	23	32	31	2

Wells Fargo Advantage VT Opportunity Fund – Class 2 (08/26/2011)
Accumulation unit value at beginning of period	$1.19	$1.05	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.52	$1.19	$1.05	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8	10	11	—	—	—	—	—	—	—

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2 (03/03/2003)
Accumulation unit value at beginning of period	$2.50	$2.36	$2.52	$2.02	$1.35	$2.34	$2.10	$1.74	$1.67	$1.49
Accumulation unit value at end of period	$3.68	$2.50	$2.36	$2.52	$2.02	$1.35	$2.34	$2.10	$1.74	$1.67
Number of accumulation units outstanding at end of period (000 omitted)	3	4	4	5	4	5	4	5	5	5

Wells Fargo Advantage VT Total Return Bond Fund – Class 2 (03/03/2003)
Accumulation unit value at beginning of period	$1.42	$1.37	$1.28	$1.22	$1.11	$1.10	$1.06	$1.04	$1.04	$1.01
Accumulation unit value at end of period	$1.36	$1.42	$1.37	$1.28	$1.22	$1.11	$1.10	$1.06	$1.04	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	328	381	428	483	660	649	1,137	1,856	658	206

 58  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS

Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts	p. 3

Rating Agencies	p. 4

Revenues Received During Calendar Year 2013	p. 4

Principal Underwriter	p. 5

Independent Registered Public Accounting Firm	p. 5

Condensed Financial Information (Unaudited)	p. 6

Financial Statements

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY — PROSPECTUS 59

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RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-333-3437

RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.

©2008-2014 RiverSource Life Insurance Company. All rights reserved.
45270 R (5/14)

Prospectus

May 1, 2014

RiverSource® FlexChoice Select Variable Annuity

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/
VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/
VARIABLE ANNUITY

New contracts are not currently being offered.

Issued by:	RiverSource Life Insurance Company (RiverSource Life)

829 Ameriprise Financial Center
Minneapolis, MN 55474
Telephone: 1-800-333-3437
(Corporate Office)
RiverSource Variable Annuity Account/RiverSource MVA Account

This prospectus describes two versions of the Contract Option L and Contract Option C: the Current Contract (applications signed on or after Nov. 30, 2009, subject to state availability) and the Original Contract (applications signed prior to Nov. 30, 2009, or in states where the Current Contract was unavailable). The information in this prospectus applies to both contracts unless stated otherwise.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century® Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Columbia Funds Variable Series Trust II
Credit Suisse Trust
Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity® Variable Insurance Products Service Class 2
Franklin® Templeton® Variable Insurance Products
  Trust (FTVIPT) – Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Invesco Variable Insurance Funds
Janus Aspen Series: Service Shares
Legg Mason Partners Variable Equity Trust
MFS® Variable Insurance Trustsm – Service Class
Morgan Stanley Universal Institutional Funds (UIF)
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Insurance Trust (VIT)
Putnam Variable Trust – Class IB Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity’s features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contracts and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 1

RiverSource Life offers other variable annuity contracts in addition to the contracts described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the contracts we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contracts described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contracts and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm’s ability to offer you other variable annuities we issue (which might have lower fees and charges than the contracts described in this prospectus), and any limits the selling firm has placed on your investment professional’s ability to offer you the contracts and/or optional riders described in this prospectus.

 2  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.

Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.

Annuitization start date: The date when annuity payments begin according to the applicable annuity payment plan (referred to as “Retirement date” in the Original Contract). Throughout this prospectus when we use the term “Annuitization start date,” it includes the term “Retirement date.”

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

Beneficiary: The person you designate to receive benefits in case of the owner’s death (Current Contract), or owner’s or annuitant’s death (Original Contract) while the contract is in force.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contingent annuitant (Current Contract): The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.

Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract before we deduct any applicable charges.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed account: Our general account which includes the regular fixed account and the Special DCA fixed account (Current Contract) or the one-year fixed account and the DCA fixed account (Original Contract). Amounts you allocate to the fixed account earn interest rates we declare periodically. The regular fixed account under Current Contract Option C and one-year fixed account under Original Contract Option C may not be available or may be significantly limited in some states.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.

Guarantee Period Accounts (GPAs): These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 3

Owner (you, your): The person or persons identified in the contract as owners(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. In this case, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines “owner”, “you” and “your”.

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

•	Roth IRAs including inherited Roth IRAs under Section 408A of the Code

•	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

•	Custodial and investment only plans under Section 401(a) of the Code

•	Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered nonqualified annuities.

Rider effective date: The date a rider becomes effective as stated in the rider.

RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.

Surrender value: The amount you are entitled to receive if you make a full surrender from your contract (referred to as “Withdrawal value” in the Original Contract). It is the contract value minus any applicable charges, plus any positive or negative market value adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract (referred to as “Surrender value” in the Current Contract). It is the contract value minus any applicable charges, plus any positive or negative market value adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.

 4  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

The Contracts in Brief

This prospectus describes two versions of the Contract Option L and Contract Option C: the Current Contract (applications signed on or after Nov. 30, 2009, subject to state availability) and the Original Contract (applications signed prior to Nov. 30, 2009, or in states where the Current Contract was unavailable). The primary differences are disclosed in the following sections: “Key Terms”, “Expense Summary”, “Buying Your Contract”, “Benefits in Case of Death”, and “Optional Benefits.”

Each contract has different expenses. Contract Option L has lower expenses than Contract Option C. Contract Option L has a four-year surrender charge schedule that applies to each purchase payment you make. Contract Option C eliminates the purchase payment surrender charge schedule, but has a higher mortality and expense risk fee than Contract Option L. Contract Option L includes the option to purchase a living benefit rider. Contract Option C includes the option to purchase only one living benefit rider, Accumulation Protector Benefit rider; other living benefit riders are not currently available on Contract Option C. Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract.

Purpose: These contracts allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. For the Current Contract, you may allocate your purchase payments to the regular fixed account (Contract Option L only), the Special DCA fixed account, GPAs and/or subaccounts of the variable account under the contract. For the Original Contract, you may allocate your purchase payments to the one-year fixed account, if included (Contract Option L only), the DCA fixed account (if part of your contract), the GPAs and/or subaccounts of the variable account under the contract. When you invest in the subaccounts of the variable account, you risk losing amounts you invest. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the annuitization start date, these contracts provide lifetime or other forms of payout of your contract value (less any applicable premium tax and/or other charges).

Buying a contract: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See “Buying Your Contract”).

It may have not been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (“IRS”) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes-1035 Exchanges”.)

Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

Free look period: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract and any positive or negative market value adjustment will apply; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

Accounts: Generally, you may allocate purchase payments among the:

•	subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 5

the annuitization start date will equal or exceed the total purchase payments you allocate to the subaccounts. (See “The Variable Account and the Funds”).

•	GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (See “The Guarantee Period Accounts (GPAs)”).

•	for the Current Contract:

–	regular fixed account (currently Contract Option L only), which earns interest at rates that we adjust periodically. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see “Buying Your Contract”, “Transfer policies” and “The Regular Fixed Account”).

–	Special DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See “Special DCA Fixed Account”).

•	for the Original Contract:

–	one-year fixed account (Contract Option L only), if part of your contract, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see “Buying Your Contract”, “Transfer policies” and “The One-Year Fixed Account”).

–	DCA fixed account, if part of your contract, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See “DCA Fixed Account”).

Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until the annuitization start date, and once per contract year among the subaccounts after the annuitization start date. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the Special DCA fixed account (Current Contract) and DCA fixed account (Original Contract) are not permitted. GPAs, the regular fixed account (Current Contract) and the one-year fixed account (Original Contract) are subject to special restrictions. (See “Making the Most of Your Contract — Transferring Among Accounts”).

Surrenders: You may surrender all or part of your contract value at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including a 10% IRS penalty that may apply if you make surrenders prior to your reaching age 59 1/2) and may have other tax consequences. If you have elected the SecureSource Stages rider or the SecureSource 20 rider, please consider carefully when you take withdrawals. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be reset based on your contract value at that time and you will no longer be eligible to receive the 20% credit available under the SecureSource 20 rider or any future rider credits under the SecureSource Stages. Certain other restrictions may apply. (See “Surrenders”).

Optional benefits: You can buy optional benefits with your contract for an additional charge if you meet certain criteria. We have offered optional death benefits and optional living benefits. Optional living benefits include: different versions of the guaranteed minimum withdrawal benefits, which permit you to withdraw a guaranteed amount from the contract over a period of time, Accumulation Protector Benefit rider, which provides you with a guaranteed contract value at the end of specified waiting period regardless of the volatility inherent in the investments in the subaccounts, and Income Assurer Benefit rider, which provides you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. Guaranteed minimum withdrawal benefits are SecureSource series riders, Guarantor Withdrawal Benefit rider and Guarantor Withdrawal Benefit for Life rider. When used in this prospectus, the term “SecureSource series” includes: the SecureSource Stages 2 riders, the SecureSource Stages riders, the SecureSource 20 riders and the SecureSource riders, except where the SecureSource Stages 2 riders, the SecureSource Stages riders, SecureSource 20 riders and SecureSource riders are specifically referenced and distinguished from other riders in the SecureSource series.

If you selected an optional living benefit, we restrict investment options available to you which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of surrenders that can be taken under the optional benefit during a contract year. For more information on optional living benefits, please see “Optional Benefits — Optional Living Benefits”. Optional benefits vary by state and may have eligibility requirements.

We offer the following optional death benefits: MAV Death Benefit, 5% Accumulation Death Benefit, Enhanced Death Benefit, Benefit Protector Death Benefit rider and Benefit Protector Plus Death Benefit rider. Benefit Protector Death Benefit rider and Benefit Protector Plus Death Benefit rider are intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes.

 6  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Benefits in case of death: For the Current Contract, if you die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. For the Original Contract, if you or the annuitant die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. (See “Benefits in Case of Death”).

Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the annuitization start date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs, the Special DCA fixed account (Current Contract) and the DCA fixed accounts (Original Contract) are not available after the annuitization start date. (See “The Annuity Payout Period”).

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 7

Expense Summary

The following tables describe the fees and expenses that you will pay when buying, owning and making a surrender from these contracts. The first table describes the fees and expenses that you will pay at the time that you buy the contract or may pay when you make a surrender from one of these contracts. State premium taxes also may be deducted.

Current Contract:

(applications signed on or after Nov. 30, 2009, subject to state availability)

CONTRACT OWNER TRANSACTION EXPENSES

Surrender charge

(Contingent deferred sales charge as a percentage of purchase payments surrendered)

You select either contract Option L or Option C at the time of application. Option C has no surrender charge schedule but carries a higher mortality and expense risk fee than Option L.

Contract Option L
Number of completed years	Surrender charge percentage
from date of each purchase payment*	applied to each purchase payment

0	8%

1	8

2	7

3	6

4 +	0

*	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the contract anniversary.

Surrender charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Surrender Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual contract administrative charge	Maximum: $50	Current: $40

Annual contract administrative charge if your contract value equals or exceeds $50,000	Maximum: $20	Current: $0

Contract administrative charge at full surrender	Maximum: $50	Current: $40

 8  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You must choose either contract Option L or Option C and one of the death benefit guarantees. The combination you choose determines the mortality and expense risk fee you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.

	Mortality and	Variable account	Total variable
If you select contract Option L and:	expense risk fee	administrative charge	account expense

CV Death Benefit*	1.55%	0.15%	1.70%

ROPP Death Benefit	1.55	0.15	1.70

MAV Death Benefit	1.80	0.15	1.95

5% Accumulation Death Benefit	1.95	0.15	2.10

Enhanced Death Benefit	2.00	0.15	2.15

	Mortality and	Variable account	Total variable
If you select contract Option C and:	expense risk fee	administrative charge	account expense

CV Death Benefit*	1.65%	0.15%	1.80%

ROPP Death Benefit	1.65	0.15	1.80

MAV Death Benefit	1.90	0.15	2.05

5% Accumulation Death Benefit	2.05	0.15	2.20

Enhanced Death Benefit	2.10	0.15	2.25

*	CV Death Benefit is available only after an ownership change or spousal continuation if any owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.

OTHER ANNUAL EXPENSES
Optional Death Benefits
If eligible, you may have selected an optional death benefit in addition to the ROPP and MAV Death Benefits. The fees apply only if you have selected one of these benefits.

Benefit Protector® Death Benefit rider fee	0.25%

Benefit Protector® Plus Death Benefit rider fee	0.40%

(As a percentage of the contract value charged annually on the contract anniversary.)

Optional Living Benefits
If eligible, you may have selected one of the following optional living benefits if available in your state. The fees apply only if you have selected one of these benefits. Investment allocation restriction apply.

SecureSource Stages 2sm – Single life rider fee	Maximum: 1.75%	Current: 0.95%

SecureSource Stages 2sm – Joint life rider fee	Maximum: 2.25%	Current: 1.15%

(Charged annually on the contract anniversary as a percentage of contract value or the total Benefit Base, whichever is greater.)

Accumulation Protector Benefit® rider fee

For applications signed:	Initial annual rider fee	Maximum annual rider fee

May 3, 2010 – July 18, 2010	0.95%	1.75%

July 19, 2010 – Oct. 3, 2010	1.10%	1.75%

Oct. 4, 2010 through Dec. 31, 2010	1.50%	1.75%

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 9

Current rider fees for elective step up or elective spousal continuation step up are shown in the table below.

		Current annual rider fee for	Current annual rider fee for
		elective step ups	elective step ups
		on or after 10/20/12	on or after 11/18/13
	Current annual rider fee	if invested in a	if invested in a
	for elective step ups	Portfolio Navigator fund	Portfolio Stabilizer fund
For applications signed:	before 10/20/12	at the time of step up	at the time of step up

May 3, 2010 – July 18, 2010	0.95%	1.75%	1.30%

July 19, 2010 – Oct. 3, 2010	1.10%	1.75%	1.30%

Oct. 4, 2010 through Dec. 31, 2010	1.50%	1.75%	1.30%

SecureSource® Stages – Single life rider fee	Maximum: 2.00%	Current: 1.10%

SecureSource® Stages – Joint life rider fee	Maximum: 2.50%	Current: 1.35%

(Charged annually on the contract anniversary as a percentage of the contract value or the Benefit Base, whichever is greater.)

 10  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Original Contract:

(applications signed prior to Nov. 30, 2009, or in states where the Current Contract was not available)

CONTRACT OWNER TRANSACTION EXPENSES

Surrender charge

(Contingent deferred sales charge as a percentage of purchase payments surrendered)

You selected either contract Option L or Option C at the time of application. Option C has no surrender charge schedule but carries a higher mortality and expense risk fee than Option L.

Contract Option L
Number of completed years	Surrender charge percentage
from date of each purchase payment*	applied to each purchase payment

0	8%

1	8

2	7

3	6

Thereafter	0

*	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the contract anniversary.

Surrender charge under Annuity Payout Plan E — Payouts for a specified period: Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See “Charges — Surrender Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual contract administrative charge and at full surrender	$40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full surrender.)

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You must choose either contract Option L or Option C and one of the death benefit guarantees. The combination you choose determines the mortality and expense risk fee you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.

	Mortality and	Variable account	Total variable
If you select contract Option L and:	expense risk fee	administrative charge	account expense

ROP Death Benefit	1.55%	0.15%	1.70%

MAV Death Benefit	1.75	0.15	1.90

5% Accumulation Death Benefit	1.90	0.15	2.05

Enhanced Death Benefit	1.95	0.15	2.10

	Mortality and	Variable account	Total variable
If you select contract Option C and:	expense risk fee	administrative charge	account expense

ROP Death Benefit	1.65%	0.15%	1.80%

MAV Death Benefit	1.85	0.15	2.00

5% Accumulation Death Benefit	2.00	0.15	2.15

Enhanced Death Benefit	2.05	0.15	2.20

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 11

Optional Death Benefits
If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.

Benefit Protector® Death Benefit rider fee	0.25%

Benefit Protector® Plus Death Benefit rider fee	0.40%

(As a percentage of the contract value charged annually on the contract anniversary.)

Optional Living Benefits
If eligible, you may have selected one of the following optional living benefits, if available in your state. The fees apply only if you elected one of these benefits when you purchased your contract. Investment allocation restrictions apply.

Accumulation Protector Benefit® rider fee

For applications signed:	Initial annual rider fee	Maximum annual rider fee

prior to Jan. 26, 2009	0.55%	1.75%

Jan. 26, 2009 – May 31, 2009	0.80%	1.75%

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

Current rider fees for elective step up or elective spousal continuation step up are shown in the table below.

		Current annual rider fee	Current annual rider fee
		for elective step ups	for elective step ups
		on or after 4/29/13	on or after 11/18/13
	Current annual rider fee	if invested in a	if invested in a
	for elective step ups	Portfolio Navigator fund	Portfolio Stabilizer fund
For applications signed:	before 4/29/13	at the time of step up	at the time of step up

prior to Jan. 26, 2009	0.55%	1.75%	1.30%

Jan. 26, 2009 – May 31, 2009	0.80%	1.75%	1.30%

For applications signed on or after Aug. 10, 2009 but prior to Nov. 30, 2009, subject to state availability, or in states where the Current Contract is not available:

SecureSource® 20 – Single life rider fee	Maximum: 2.00%	Current: 1.25%

SecureSource® 20 – Joint life rider fee	Maximum: 2.50%	Current: 1.55%

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

SecureSource® rider fee

Application signed date	Initial annual rider fee(1)	Maximum annual rider fee

5/1/2007 – 5/31/2008, Single Life	0.65%	1.50%

5/1/2007 – 5/31/2008, Joint Life	0.85%	1.75%

6/1/2008 – 1/25/2009, Single Life	0.75%	1.50%

6/1/2008 – 1/25/2009, Joint Life	0.95%	1.75%

1/26/2009 and later, Single Life	1.10%	2.00%

1/26/2009 and later, Joint Life	1.40%	2.50%

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

 12  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

(1)	Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up, or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

		Portfolio Navigator funds
			Variable		Variable
		Variable	Portfolio –	Variable	Portfolio –	Variable
		Portfolio –	Moderately	Portfolio –	Moderately	Portfolio –
		Conservative	Conservative	Moderate	Aggressive	Aggressive
	All Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Stabilizer	(Class 2),	(Class 2),	(Class 2),	(Class 2),	(Class 2),
Application signed date	funds	(Class 4)	(Class 4)	(Class 4)	(Class 4)	(Class 4)

5/1/2007 – 5/31/2008, Single Life	0.65%	0.75%	0.75%	0.75%	0.90%	1.00%

5/1/2007 – 5/31/2008, Joint Life	0.85%	0.95%	0.95%	0.95%	1.10%	1.20%

6/1/2008 – 1/25/2009, Single Life	0.75%	0.85%	0.85%	0.85%	1.00%	1.10%

6/1/2008 – 1/25/2009, Joint Life	0.95%	1.05%	1.05%	1.05%	1.20%	1.30%

1/26/2009 and later, Single Life	1.10%	1.10%	1.10%	1.10%	1.20%	1.30%

1/26/2009 and later, Joint Life	1.40%	1.40%	1.40%	1.40%	1.50%	1.60%

Guarantor Withdrawal Benefit for Life® rider fee	Maximum: 1.50%	Initial: 0.65%(2)

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

(2)	Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund name	Current fee as of 12/18/13

Portfolio Stabilizer funds	0.65%

Portfolio Navigator funds:

Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.95%

Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.10%

Guarantor Withdrawal Benefit rider fee	Maximum: 1.50%	Initial: 0.55%(3)

(As a percentage of contract value charged annually on the contract anniversary.)

(3)	Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund name	Current fee as of 12/18/13

Portfolio Stabilizer funds	0.55%

Portfolio Navigator funds:

Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.85%

Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.00%

Income Assurer Benefit® – MAV rider fee	Maximum: 1.50%	Current: 0.30%(4)

Income Assurer Benefit® – 5% Accumulation Benefit Base rider fee	Maximum: 1.75%	Current: 0.60%(4)

Income Assurer Benefit® – Greater of MAV or 5% Accumulation Benefit Base rider fee	Maximum: 2.00%	Current: 0.65%(4)

(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(4)	For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV — 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base — 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base — 0.75%.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 13

ANNUAL OPERATING EXPENSES OF THE FUNDS
The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the contract. These operating expenses are for the fiscal year ended Dec. 31, 2013, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the total operating expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Minimum and maximum annual operating expenses for the funds

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)

	Minimum	Maximum

Total expenses before fee waivers and/or expense reimbursements	0.44%	1.69%

(1)	Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund’s affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund’s distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)	0.55%	0.25%	0.10%	—%	0.90%

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	0.75	0.25	0.23	—	1.23

AllianceBernstein VPS Growth and Income Portfolio (Class B)	0.55	0.25	0.05	—	0.85

AllianceBernstein VPS International Value Portfolio (Class B)	0.75	0.25	0.07	—	1.07

American Century VP Inflation Protection, Class II	0.46	0.25	0.01	—	0.72

American Century VP International, Class II	1.26	0.25	0.01	—	1.52

American Century VP Mid Cap Value, Class II	0.90	0.25	0.01	—	1.16

American Century VP Ultra®, Class II	0.90	0.25	0.01	—	1.16

American Century VP Value, Class II	0.87	0.25	—	—	1.12

ClearBridge Variable Small Cap Growth Portfolio – Class I	0.75	—	0.08	—	0.83

Columbia Variable Portfolio – Cash Management Fund (Class 3)	0.33	0.13	0.15	—	0.61

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	0.41	0.13	0.14	—	0.68

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	0.56	0.13	0.14	—	0.83

Columbia Variable Portfolio – Emerging Markets Fund (Class 3)	1.07	0.13	0.23	—	1.43

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	0.58	0.13	0.18	—	0.89

Columbia Variable Portfolio – Income Opportunities Fund (Class 2)	0.57	0.25	0.15	—	0.97

Columbia Variable Portfolio – Income Opportunities Fund (Class 3)	0.57	0.13	0.15	—	0.85

Columbia Variable Portfolio – International Opportunity Fund (Class 3)	0.79	0.13	0.21	—	1.13

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	0.68	0.13	0.13	—	0.94

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	0.64	0.13	0.15	—	0.92

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2)	0.20	0.25	0.46	0.47	1.38	(1)

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)	0.20	0.25	0.20	0.52	1.17	(1)

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2)	0.20	0.25	0.08	0.60	1.13	(1)

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)	0.19	0.25	0.06	0.54	1.04

Columbia Variable Portfolio – Marsico Growth Fund (Class 1)	0.71	—	0.17	—	0.88	(2),(3)

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2)	0.79	0.25	0.25	—	1.29	(2),(3)

 14  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Total annual operating expenses for each fund* (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	0.76%	0.13%	0.14%	—%	1.03%

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3)	0.74	0.13	0.14	—	1.01

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)	0.10	0.13	0.21	—	0.44

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3)	0.70	0.13	0.13	—	0.96

Columbia Variable Portfolio – Small Cap Value Fund (Class 2)	0.79	0.25	0.19	—	1.23

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)	0.36	0.13	0.13	—	0.62

Credit Suisse Trust – Commodity Return Strategy Portfolio	0.50	0.25	0.58	—	1.33	(4)

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares	0.75	0.25	0.11	—	1.11

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares	0.75	0.25	0.10	—	1.10

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares	0.75	0.25	0.06	—	1.06

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares	0.75	0.25	0.36	—	1.36

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares	1.00	0.25	0.25	—	1.50

Eaton Vance VT Floating-Rate Income Fund	0.58	0.50	0.08	—	1.16

Fidelity® VIP Contrafund® Portfolio Service Class 2	0.55	0.25	0.09	—	0.89

Fidelity® VIP Growth Portfolio Service Class 2	0.55	0.25	0.11	—	0.91

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2	0.31	0.25	0.11	—	0.67

Fidelity® VIP Mid Cap Portfolio Service Class 2	0.55	0.25	0.09	—	0.89

Fidelity® VIP Overseas Portfolio Service Class 2	0.70	0.25	0.14	—	1.09

FTVIPT Franklin Income VIP Fund – Class 2**	0.45	0.25	0.02	—	0.72

FTVIPT Franklin Mutual Shares VIP Fund – Class 2**	0.60	0.25	0.11	—	0.96

FTVIPT Franklin Rising Dividends VIP Fund – Class 2**	0.60	0.25	0.01	—	0.86

FTVIPT Franklin Small-Mid Cap Growth VIP Fund – Class 2**	0.77	0.25	0.03	—	1.05	(5)

FTVIPT Templeton Global Bond VIP Fund – Class 2**	0.46	0.25	0.05	—	0.76

FTVIPT Templeton Growth VIP Fund – Class 2**	0.75	0.25	0.03	—	1.03

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	0.80	—	0.06	—	0.86	(6)

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares**	0.62	—	0.09	—	0.71	(7)

Invesco V.I. American Franchise Fund, Series II Shares	0.67	0.25	0.29	—	1.21

Invesco V.I. Comstock Fund, Series II Shares	0.56	0.25	0.28	—	1.09	(8)

Invesco V.I. Global Health Care Fund, Series II Shares	0.75	0.25	0.35	0.01	1.36	(9)

Invesco V.I. International Growth Fund, Series II Shares	0.71	0.25	0.31	0.01	1.28	(9)

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares	0.73	0.25	0.31	0.03	1.32	(9)

Invesco V.I. Mid Cap Growth Fund, Series II Shares	0.75	0.25	0.33	—	1.33

Invesco V.I. Value Opportunities Fund, Series II Shares	0.70	0.25	0.32	0.01	1.28	(9)

Janus Aspen Series Janus Portfolio: Service Shares	0.49	0.25	0.05	—	0.79

MFS® Investors Growth Stock Series – Service Class	0.75	0.25	0.07	—	1.07

MFS® New Discovery Series – Service Class	0.90	0.25	0.06	—	1.21

MFS® Total Return Series – Service Class	0.75	0.25	0.04	—	1.04	(10)

MFS® Utilities Series – Service Class	0.73	0.25	0.07	—	1.05

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares	0.85	0.35	0.49	—	1.69	(11)

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares	0.75	0.35	0.34	—	1.44	(11)

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares	0.80	0.35	0.30	—	1.45	(12)

Oppenheimer Capital Appreciation Fund/VA, Service Shares	0.69	0.25	0.12	—	1.06	(13)

Oppenheimer Global Fund/VA, Service Shares	0.63	0.25	0.14	—	1.02

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 15

Total annual operating expenses for each fund* (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

Oppenheimer Global Strategic Income Fund/VA, Service Shares	0.57%	0.25%	0.17%	—%	0.99	%(14)

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	0.68	0.25	0.13	—	1.06	(15)

PIMCO VIT All Asset Portfolio, Advisor Class	0.43	0.25	—	0.76	1.44	(16)

Putnam VT Global Health Care Fund – Class IB Shares	0.63	0.25	0.19	—	1.07

Putnam VT International Equity Fund – Class IB Shares	0.70	0.25	0.19	—	1.14

Putnam VT Multi-Cap Growth Fund – Class IB Shares	0.56	0.25	0.16	—	0.97

Putnam VT Small Cap Value Fund – Class IB Shares	0.63	0.25	0.18	0.22	1.28

Variable Portfolio – Aggressive Portfolio (Class 2)	—	0.25	0.03	0.80	1.08

Variable Portfolio – Aggressive Portfolio (Class 4)	—	0.25	0.03	0.80	1.08

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3)	0.42	0.13	0.14	—	0.69

Variable Portfolio – Conservative Portfolio (Class 2)	—	0.25	0.03	0.60	0.88

Variable Portfolio – Conservative Portfolio (Class 4)	—	0.25	0.03	0.60	0.88

Variable Portfolio – Moderate Portfolio (Class 2)	—	0.25	0.02	0.72	0.99

Variable Portfolio – Moderate Portfolio (Class 4)	—	0.25	0.02	0.72	0.99

Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	—	0.25	0.02	0.76	1.03

Variable Portfolio – Moderately Aggressive Portfolio (Class 4)	—	0.25	0.02	0.76	1.03

Variable Portfolio – Moderately Conservative Portfolio (Class 2)	—	0.25	0.02	0.67	0.94

Variable Portfolio – Moderately Conservative Portfolio (Class 4)	—	0.25	0.02	0.67	0.94

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	0.91	0.13	0.14	0.01	1.19

Variable Portfolio – Sit Dividend Growth Fund (Class 3)	0.71	0.13	0.13	0.05	1.02

Variable Portfolio – Victory Established Value Fund (Class 3)	0.77	0.13	0.12	—	1.02

Wanger International	0.90	—	0.17	—	1.07

Wanger USA	0.86	—	0.10	—	0.96

*	The Funds provided the information on their expenses and we have not independently verified the information.

**	The previous fund names can be found in “The Variable Account and the Funds” section of the prospectus.

***	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes and extraordinary expenses) until April 30, 2015, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.10% for Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2), 1.10% for Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) and 1.10% for Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2).

(2)	Management fees have been restated to reflect contractual changes to the investment management fee rates.

(3)	Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.

(4)	Credit Suisse Trust (the Trust) and Credit Suisse Asset Management, LLC (Credit Suisse) have entered into a written contract limiting operating expenses (excluding certain expenses as described below) to 1.05% of the portfolio’s average daily net assets at least through November 15, 2015. The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause the portfolio to exceed the expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before November 15, 2015.

(5)	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the fund’s investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under “Management” in the fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

(6)	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.77% of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. After fee waivers and reimbursements, net expenses would be 0.83%.

(7)	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) equal on an annualized basis to 0.004% of the Fund’s average daily net assets through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund. In addition, Goldman, Sachs & Co. (“Goldman Sachs”) has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to

 16  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Service Shares through at least April 30, 2015, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. After fee waivers and reimbursements, net expenses would be 0.65%.

(8)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series II shares to 1.03% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

(9)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing acquired fund fees and expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term. After fee waivers, net expenses would be 1.35% for Invesco V.I. Global Health Care Fund, Series II Shares, 1.27% for Invesco V.I. International Growth Fund, Series II Shares, 1.29% for Invesco V.I. Mid Cap Core Equity Fund, Series II Shares and 1.27% for Invesco V.I. Value Opportunities Fund, Series II Shares.

(10)	Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.70% of the fund’s average daily net assets annually of the first $1 billion, 0.65% of the fund’s average daily net assets annually in excess of $1 billion to $2.5 billion, and 0.60% of the fund’s average daily net assets annually in excess of $2.5 billion to $5 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least August 31, 2016. After fee waivers, net expenses would be 0.96%.

(11)	The Portfolios’ Adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.40% for Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares and 1.15% for Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares. In addition, the Portfolio’s Distributor, Morgan Stanley Distribution Inc., has agreed to waive 0.10% for Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares and 0.25% for Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares of the 0.35% 12b-1 fee that it may receive. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

(12)	The Portfolios’ Distributor, Morgan Stanley Distribution Inc., has agreed to waive 0.10% of the 0.35% 12b-1 fee that it may receive. This fee waiver will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. acts to discontinue all or a portion of such waiver when it deems that such action is appropriate. After fee waivers, net expenses would be 1.35%

(13)	The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to an annual rate of 1.05% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

(14)	The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn until one year from the date of the Fund’s prospectus, unless approved by the Board. After fee waivers and/or reimbursements, net expenses would be 0.97%.

(15)	The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to an annual rate 1.05% as calculated on the daily net assets of the Fund. The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

(16)	PIMCO has contractually agreed, through May 1, 2015, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above. After fee waivers, net expenses would be 1.32%.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 17

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges, variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.

Current Contract:

(applications signed on or after Nov. 30, 2009, subject to state availability)

CONTRACT OPTION L
Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of the funds* available with living benefit riders and before fee waivers and/or expense reimbursements. They assume that you select the MAV Death Benefit, the SecureSourceStages 2 – Joint Life rider and the Benefit Protector Plus Death Benefit(1),(3). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

* Note: Not all funds offered may be available for contracts with living benefit riders.

					If you do not surrender your contract
					or if you select an annuity payout plan
	If you surrender your contract at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L	$1,381	$2,589	$3,231	$6,316	$661	$1,957	$3,231	$6,316

CONTRACT OPTION C
Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of the funds* available with living benefit riders and before fee waivers and/or expense reimbursements. They assume that you select the MAV Death Benefit, the Accumulation Protector Benefit Rider and the Benefit Protector Plus Death Benefit(1),(3). Although your actual costs may be higher or lower, based on the assumptions your costs would be:

* Note: Not all funds offered may be available for contracts with living benefit riders.

					If you do not surrender your contract
					or if you select an annuity payout plan
	If you surrender your contract at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option C	$620	$1,841	$3,045	$5,976	$620	$1,841	$3,045	$5,976

ALL CURRENT CONTRACTS
Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the ROPP Death Benefit and do not select any optional benefits(2). Although your actual costs may be higher, based on these assumptions your costs would be:

					If you do not surrender your contract
					or if you select an annuity payout plan
	If you surrender your contract at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L	$999	$1,473	$1,351	$2,850	$259	$794	$1,351	$2,850

Contract Option C	270	825	1,402	2,952	270	825	1,402	2,952

Original Contract:

(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)

CONTRACT OPTION L
Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of the funds* available with living benefit riders and before fee waivers and/or expense reimbursements. They assume that you select the MAV Death Benefit, the SecureSource – Joint Life rider or SecureSource 20 –

 18  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Joint Life rider and the Benefit Protector Plus Death Benefit.(2),(3) Although your actual costs may be higher or lower, based on the assumptions your costs would be:

* Note: Certain funds are not available for contracts with living benefit riders and may have higher fund expenses than the rider fee and associated fund expenses shown here.

					If you do not surrender your contract
					or if you select an annuity payout plan
	If you surrender your contract at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L	$1,391	$2,619	$3,278	$6,402	$671	$1,986	$3,278	$6,402

CONTRACT OPTION C
Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the MAV Death Benefit and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be lower, based on the assumptions your costs would be:

					If you do not surrender your contract
					or if you select an annuity payout plan
	If you surrender your contract at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option C	$459	$1,381	$2,311	$4,667	$459	$1,381	$2,311	$4,667

ALL ORIGINAL CONTRACTS
Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the ROP Death Benefit and do not select any optional benefits(2). Although your actual costs may be higher, based on these assumptions your costs would be:

					If you do not surrender your contract
					or if you select an annuity payout plan
	If you surrender your contract at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Contract Option L	$999	$1,473	$1,351	$2,850	$259	$794	$1,351	$2,850

Contract Option C	270	825	1,402	2,952	270	825	1,402	2,952

(1)	In these examples, the contract administrative charge is $50.
(2)	In these examples, the contract administrative charge is $40.
(3)	Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 19

Condensed Financial Information

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix Q.

Financial Statements

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.

The Variable Account and the Funds

Variable Account. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.

We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.

The Funds. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund Name and Management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher

 20  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”) or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

•	Revenue we receive from the funds and potential conflicts of interest:

Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.

Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.

A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.

Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the fund. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.

We or our affiliates may receive payments from the 12b-1 fees, transfer fees or investment management fees of the funds. These fees are deducted from the assets of the funds. The amount, type, and manner in which the revenue from these sources is computed vary by fund. This revenue and the amount by which it can vary may create conflicts of interest.

Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.

We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, our affiliated funds comprise the greatest amount and percentage of revenue we derive from payments made by the funds.

The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue. We or our affiliates may also receive revenue which ranges up to 0.04%

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 21

of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

•	Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

•	Compensating, training and educating investment professionals who sell the contracts.

•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

•	Providing sub-transfer agency and shareholder servicing to contract owners.

•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.

•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

•	Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

•	Subaccounting, transaction processing, recordkeeping and administration.

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser, subadviser, transfer agent or an affiliate of these and assets of the fund’s distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

 22  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Unless the PN program is in effect or you have selected one of the optional living benefit riders, you may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)	N	Y	Seeks to maximize total return consistent with AllianceBernstein’s determination of reasonable risk.	AllianceBernstein L.P.

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	Y	Y	Seeks long-term growth of capital.	AllianceBernstein L.P.

AllianceBernstein VPS Growth and Income Portfolio (Class B)	Y	Y	Seeks long-term growth of capital.	AllianceBernstein L.P.

AllianceBernstein VPS International Value Portfolio (Class B)	Y	Y	Seeks long-term growth of capital.	AllianceBernstein L.P.

American Century VP Inflation Protection, Class II	N	Y	Seeks long-term total return using a strategy that seeks to protect against U.S. inflation.	American Century Investment Management, Inc.

American Century VP International, Class II	N	Y	Seeks capital growth.	American Century Investment Management, Inc.

American Century VP Mid Cap Value, Class II	Y	Y	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

American Century VP Ultra®, Class II	Y	Y	Seeks capital growth.	American Century Investment Management, Inc.

American Century VP Value, Class II	Y	Y	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

ClearBridge Variable Small Cap Growth Portfolio – Class I	Y	Y	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC, adviser; ClearBridge Investments, LLC, sub-adviser. (Western Asset Management Company manages the Fund’s cash and short term investments.)

Columbia Variable Portfolio – Cash Management Fund (Class 3)	Y	Y	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	Y	Y	Seeks high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 23

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	Y	Y	Seeks high level of current income and, as a secondary goal, steady growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Emerging Markets Fund (Class 3)	Y	Y	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	Y	Y	Seeks high current income, as its primary objective and, its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Income Opportunities Fund (Class 2)	Y	Y	Seeks high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Income Opportunities Fund (Class 3)	Y	Y	Seeks high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – International Opportunity Fund (Class 3)	Y	Y	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, subadviser.

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	Y	Y	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	Y	Y	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (Available only for contracts with living benefit riders)	Y	Y	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (Available only for contracts with living benefit riders)	Y	Y	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

 24  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2) (Available only for contracts with living benefit riders)	Y	Y	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (Available only for contracts with living benefit riders)	Y	Y	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Marsico Growth Fund (Class 1)	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Marsico Capital Management, LLC, subadviser.

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2)	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Marsico Capital Management, LLC, subadviser.

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	N	Y	Seeks growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3)	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)	Y	Y	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3)	N	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Small Cap Value Fund (Class 2)	Y	Y	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)	Y	Y	Seeks current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 25

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Credit Suisse Trust – Commodity Return Strategy Portfolio	Y	Y	The portfolio is designed to achieve positive total return relative to the performance of the Dow Jones-UBS Commodity Index Total Return (“DJ-UBS”).	Credit Suisse Asset Management, LLC

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares	N	Y	Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400 Index.	The Dreyfus Corporation

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares	N	Y	Seeks capital appreciation.	The Dreyfus Corporation

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares	N	Y	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	The Dreyfus Corporation, adviser; Fayez Sarofim & Co., sub-adviser.

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares	Y	Y	Seeks capital growth.	The Dreyfus Corporation, adviser; Newton Capital Management Limited, sub-adviser

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares	Y	Y	Seeks long-term capital growth.	The Dreyfus Corporation

Eaton Vance VT Floating-Rate Income Fund	Y	Y	Seeks high level of current income.	Eaton Vance Management

Fidelity® VIP Contrafund® Portfolio Service Class 2	Y	Y	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either “growth” stocks or “value” stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

 26  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Fidelity® VIP Growth Portfolio Service Class 2	N	Y	Seeks to achieve capital appreciation. Normally invests primarily in common stocks. Invests in companies that FMR believes have above-average growth potential (stocks of these companies are often called “growth” stocks). The Fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2	Y	Y	Seeks as high level of current income as is consistent with the preservation of capital. Normally invests at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.	Fidelity Management & Research Company (FMR) is the fund’s manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Mid Cap Portfolio Service Class 2	Y	Y	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either “growth” or “value” common stocks or both.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Overseas Portfolio Service Class 2	Y	Y	Seeks long-term growth of capital. Normally invests primarily in common stocks allocating investments across different countries and regions. Normally invests at least 80% of assets in non-U.S. securities.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

FTVIPT Franklin Income VIP Fund – Class 2 (previously FTVIPT Franklin – Income Securities Fund – Class 2)	Y	Y	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 27

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (previously FTVIPT – Mutual Shares Securities Fund – Class 2)	N	Y	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC

FTVIPT Franklin Rising Dividends VIP Fund – Class 2 (previously FTVIPT Franklin – Rising Dividends Securities Fund – Class 2)	N	Y	Seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies that have paid rising dividends.	Franklin Advisory Services, LLC

FTVIPT Franklin Small-Mid Cap Growth VIP Fund – Class 2 (previously FTVIPT Franklin – Small-Mid Cap Growth Securities Fund – Class 2)	N	Y	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.	Franklin Advisers, Inc.

FTVIPT Templeton Global Bond VIP Fund – Class 2 (previously FTVIPT Templeton Global Bond Securities Fund – Class 2)	Y	Y	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.

FTVIPT Templeton Growth VIP Fund – Class 2 (previously FTVIPT Templeton Growth Securities Fund – Class 2)	Y	Y	Seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.	Templeton Global Advisors Limited

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	Y	Y	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

 28  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (previously Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares)	Y	Y	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.

Invesco V.I. American Franchise Fund, Series II Shares	Y	Y	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Comstock Fund, Series II Shares	Y	Y	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.

Invesco V.I. Global Health Care Fund, Series II Shares	Y	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Invesco V.I. International Growth Fund, Series II Shares	Y	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares	N	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Invesco V.I. Mid Cap Growth Fund, Series II Shares	Y	Y	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Value Opportunities Fund, Series II Shares	N	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Janus Aspen Series Janus Portfolio: Service Shares	Y	Y	Seeks long-term growth of capital.	Janus Capital Management LLC

MFS® Investors Growth Stock Series – Service Class	N	Y	Seeks capital appreciation.	MFS® Investment Management

MFS® New Discovery Series – Service Class	N	Y	Seeks capital appreciation.	MFS® Investment Management

MFS® Total Return Series – Service Class	Y	Y	Seeks total return.	MFS® Investment Management

MFS® Utilities Series – Service Class	Y	Y	Seeks total return.	MFS® Investment Management

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 29

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares	Y	Y	Seeks to provide current income and capital appreciation.	Morgan Stanley Investment Management Inc., adviser; Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, subadvisers.

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares	Y	Y	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares	N	Y	Seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.	Morgan Stanley Investment Management Inc.

Oppenheimer Capital Appreciation Fund/VA, Service Shares	Y	Y	Seeks capital appreciation by investing in securities of well-known, established companies.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Global Fund/VA, Service Shares	Y	Y	Seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Global Strategic Income Fund/VA, Service Shares	Y	Y	Seeks a high level of current income principally derived from interest on debt securities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	Y	Y	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

PIMCO VIT All Asset Portfolio, Advisor Class	Y	Y	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)

 30  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Putnam VT Global Health Care Fund – Class IB Shares	N	Y	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager

Putnam VT International Equity Fund – Class IB Shares	N	Y	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager

Putnam VT Multi-Cap Growth Fund – Class IB Shares	N	Y	Seeks long-term capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Investments Limited, sub-manager

Putnam VT Small Cap Value Fund – Class IB Shares	N	Y	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Investments Limited, sub-manager

Variable Portfolio – Aggressive Portfolio (Class 2)	Y	N	Seeks to provide a high level of total return that is consistent with an aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 31

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Aggressive Portfolio (Class 4)	Y	N	Seeks to provide a high level of total return that is consistent with an aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3)	Y	Y	Non-diversified fund that seeks total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.

 32  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Conservative Portfolio (Class 2)	Y	N	Seeks to provide a high level of total return that is consistent with a conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 33

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Conservative Portfolio (Class 4)	Y	N	Seeks to provide a high level of total return that is consistent with a conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

 34  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderate Portfolio (Class 2)	Y	N	Seeks to provide a high level of total return that is consistent with a moderate level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 35

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderate Portfolio (Class 4)	Y	N	Seeks to provide a high level of total return that is consistent with a moderate level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

 36  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	Y	N	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 37

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderately Aggressive Portfolio (Class 4)	Y	N	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

 38  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderately Conservative Portfolio (Class 2)	Y	N	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 39

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderately Conservative Portfolio (Class 4)	Y	N	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	Y	Y	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Barrow, Hanley, Mewhinney & Strauss, LLC, Denver Investment Advisors LLC, Donald Smith & Co., Inc., River Road Asset Management, LLC and Turner Investments, L.P. subadvisers.

Variable Portfolio – Sit Dividend Growth Fund (Class 3)	Y	Y	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Sit Investment Associates, Inc., subadviser.

Variable Portfolio – Victory Established Value Fund (Class 3)	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management, Inc., subadviser.

Wanger International	Y	Y	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC

 40  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Wanger USA	Y	Y	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC

The Guarantee Period Accounts (GPAs)

The GPAs may not be available for contracts in some states.

Currently, unless you have elected one of the optional living benefit riders, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time vary by state. The required minimum investment in each GPA is $1,000. (Exception: if a PN program model portfolio includes one or more GPAs, the required minimum investment does not apply.) These accounts are not offered after the annuitization start date.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life’s revenues and other expenses. We cannot predict nor can we guarantee what future rates will be.

We hold amounts you allocate to the GPAs in a “nonunitized” separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

•	Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

•	Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies — Standard & Poor’s, Moody’s Investors Service or Fitch — or are rated in the two highest grades by the National Association of Insurance Commissioners;

•	Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

•	Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 41

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or surrender out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window, you may choose to start a new guarantee period of the same length, transfer the contract value from the specified GPA to a GPA of another length, transfer the contract value from the specified GPA to any of the subaccounts, the regular fixed account (Current Contract) or the one-year fixed account (Original Contract), or surrender the value from the specified GPA (all subject to applicable surrender and transfer provisions). If we do not receive any instructions by the end of your guarantee period, our current practice is to automatically transfer the contract value from the specified GPA into the shortest GPA term offered in your state. If no GPAs are offered, we will transfer the value to the regular fixed account (Current Contract) or the one-year fixed account (Original Contract), if available. If the regular fixed account (Current Contract) or the one-year fixed account (Original Contract) is not available, we will transfer the value to the money market or cash management variable subaccount we designate.

We guarantee the contract value allocated to the GPAs, including the interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA including surrenders under the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as “early surrenders.” The application of an MVA may result in either a gain or loss of principal.

For the Current Contract, the 30-day rule does not apply and no MVA will apply to:

•	amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis;

•	amounts transferred automatically under the PN program; and

•	amounts deducted for fees and charges.

Amounts we pay as death claims will not be reduced by any MVA.

For the Original Contract, the 30-day rule does not apply and no MVA will apply to:

•	transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;

•	automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new PN program investment option;

•	amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect;

•	amounts deducted for fees and charges; or

•	amounts we pay as death claims.

When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the early surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

If your GPA rate is:	The MVA is:

Less than the new GPA rate + 0.10%	Negative

Equal to the new GPA rate + 0.10%	Zero

Greater than the new GPA rate + 0.10%	Positive

For examples, see Appendix A.

The Fixed Account (Applies to applications signed on or after May 1, 2006 and if available in your state)

Amounts allocated to the fixed account are part of our general account. For the Current Contract, the fixed account includes the regular fixed account and the Special DCA fixed account. For the Original Contract, the fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we

 42  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s profits, revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)

THE REGULAR FIXED ACCOUNT
(Not available under Contract Option C unless included in a PN program investment option you selected)

Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the regular fixed account. The value of the regular fixed account increases as we credit interest to the regular fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion, but your interest rate for each purchase payment or transfer will never change more frequently than annually. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see “Making the Most of Your Contract — Transfer policies”).

THE SPECIAL DCA FIXED ACCOUNT
You may allocate purchase payments to the Special DCA fixed account. You may not transfer contract value to the Special DCA fixed account.

You may allocate your entire purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.

In accordance with your investment instructions, we transfer amounts from the Special DCA fixed account to the subaccounts or investment option you select under your living benefit rider monthly so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The amount of each transfer equals the remaining Special DCA fixed account value on the date of the transfer divided by the number of remaining transfers in the program. You may not change the amount of transfers. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use the regular fixed account or any GPA as a destination for the Special DCA monthly transfer. (Exception: if a PN program is in effect, and the PN program investment option you selected, if applicable, includes the regular fixed account or any GPA, amounts will be transferred from the Special DCA fixed account to the regular fixed account or GPA according to the allocation percentage established for the PN program investment option you have selected.)

The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the same annual effective rate we apply to the regular fixed account on the date we receive your purchase payment, regardless of the length of the term you

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 43

select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account. We reserve the right to declare different annual effective rates:

•	for the Special DCA fixed account and the regular fixed account; and

•	for the Special DCA fixed accounts with terms of differing length.

Alternatively, you may allocate your purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

•	the Special DCA fixed account for a six month term;

•	the Special DCA fixed account for a twelve month term;

•	the Portfolio Stabilizer or Portfolio Navigator fund if you have one of the optional living benefit riders;

•	unless you have elected one of the optional living benefit riders, to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular account and the GPAs.

Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.

If you participate in the PN program and you change to a different PN program investment option while a Special DCA fixed account term is in progress, we will allocate transfers from the Special DCA fixed account to your newly-elected PN program investment option.

If your contract permits, and you discontinue your participation in a PN program investment option while a Special DCA fixed account term is in progress, we will allocate transfers from your Special DCA fixed account for the remainder of the term to the subaccounts in accordance with your current Special DCA fixed account allocation instructions. If your current Special DCA fixed account allocation instructions include a fund to which allocations are restricted and you do not provide new instructions, we will transfer prorated amounts to the valid portion of your allocation instruction.

You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account to the Portfolio Stabilizer or Portfolio Navigator fund in which you are invested if a living benefit rider is selected, or if no living benefit rider is selected, in accordance with your investment instructions to us to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Transfer policies”).

Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see “Making the Most of your Contract — Automated Dollar-Cost Averaging.”

Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)

ONE-YEAR FIXED ACCOUNT
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account.(1) The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see “Making the Most of Your Contract — Transfer policies”).

(1)	For Contract Option C, the one-year fixed account may not be available, or may be significantly limited in some states. See your contract for the actual terms at the one-year fixed account you purchased.

DCA FIXED ACCOUNT
You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

 44  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The first DCA monthly transfer occurs one day after we receive your payment.

The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account. When you allocate a purchase payment to the DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:

•	for the DCA fixed account and the one-year fixed account;

•	for the DCA fixed accounts with terms of differing length;

•	for amounts in the DCA fixed account that are transferred to the one-year fixed account;

•	for amounts in the DCA fixed account that are transferred to the GPAs;

•	for amounts in the DCA fixed account that are transferred to the subaccounts.

Alternatively, you may allocate your purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

•	the DCA fixed account for a six month term;

•	the DCA fixed account for a twelve month term;

•	the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;

•	unless you have elected one of the optional living benefit riders, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

•	to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

•	to the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;

•	unless you have elected one of the optional living benefit riders, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a PN program and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.

If your contract permits, and you discontinue your participation in a PN program while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Transfer policies”).

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 45

investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Transfer policies”).

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see “Making the Most of your Contract — Automated Dollar-Cost Averaging.”

Buying Your Contract

New contracts are not currently being offered. We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. You may buy Contract Option L or Contract Option C. Contract Option L has a four-year surrender charge schedule. Contract Option C eliminates the per purchase payment surrender charge schedule in exchange for a higher mortality and expense risk fee. Contract Option L includes the option to purchase a living benefit rider. Contract Option C under Current Contract, includes the option to purchase only one living benefit rider, Accumulation Protector Benefit rider; other living benefit riders are not currently available under Contract Option C. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.

You may select a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. For the Current Contract, you can buy a contract if you are 85 or younger. For the Original Contract, you can buy a contract if you and the annuitant are age 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you could have selected:

Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)

•	contract Option L or contract Option C;

•	GPAs, the regular fixed account (if included), the Special DCA fixed account and/or subaccounts in which you want to invest;

•	how you want to make purchase payments;

•	a beneficiary;

•	the optional PN program(1); and

•	one of the following optional death benefits:

– MAV Death Benefit;

– 5% Accumulation Death Benefit; or

– Enhanced Death Benefit.

•	one of the following additional optional death benefits:

– Benefit Protector Death Benefit rider(2); or

– Benefit Protector Plus Death Benefit rider(2).

In addition, if available under your Contract Option, you could have also selected one of the following optional living benefits:

•	SecureSource Stages 2 riders;

•	SecureSource Stages rider; or

•	Accumulation Protector Benefit rider

The Current Contract provides for allocation of purchase payments to the GPAs, the regular fixed account (Contract Option L only), the Special DCA fixed account and/or the subaccounts of the variable account subject to the $1,000 required minimum investment for the GPAs. For Contract Option L, we currently allow you to allocate the total amount of purchase payment to the regular fixed account. We reserve the right to limit purchase payment allocations to the regular fixed account at any time on a non-discriminatory basis with notification, subject to state restrictions. You cannot allocate purchase payments to the fixed account for six months following a partial surrender from the fixed account, a lump sum transfer from the regular fixed account, or termination of automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term.

Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)

•	contract Option L or Option C;

 46  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

•	GPAs, the one-year fixed account (if included), the DCA fixed account (if included) and/or subaccounts in which you want to invest;

•	how you want to make purchase payments;

•	a beneficiary;

•	the optional PN program(1); and

•	one of the following optional death benefits:

– MAV Death Benefit;

– 5% Accumulation Death Benefit; or

– Enhanced Death Benefit.

•	one of the following additional optional death benefits:

– Benefit Protector Death Benefit Rider(2); or

– Benefit Protector Plus Death Benefit Rider(2).

In addition, if available in your state, you could have also selected one of the following optional living benefits:

•	SecureSource 20 riders;

•	SecureSource rider;

•	Accumulation Protector Benefit rider;

•	Guarantor Withdrawal Benefit for Life rider;

•	Guarantor Withdrawal Benefit rider;

•	Income Assurer Benefit – MAV rider;

•	Income Assurer Benefit – 5% Accumulation Benefit Base rider; or

•	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base rider.

(1)	There is no additional charge for this feature.
(2)	Not available with 5% Accumulation or Enhanced Death Benefit.

The Original Contract provides for allocations of purchase payments to the GPAs, the one-year fixed account (if included), the DCA fixed account (if included) and/or to the subaccounts in even 1% increments subject to the required $1,000 required minimum investment for the GPAs. For Contract Option L, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.

For both the Current Contract and the Original Contract:
We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the annuitization start date.

THE ANNUITIZATION START DATE
Current Contract:
Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. Unless annuity payout Plan E is selected, you will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 47

The annuitization start date must be:

•	no earlier than the 30th day after the contract’s effective date; and no later than

•	the owner’s 95th birthday or the tenth contract anniversary, if later,

•	or such other date as agreed to by us.

Six months prior to your annuitization start date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable state law and tax laws.

If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B – Life with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, beneficiaries will continue to receive payments until 10 years of payments have been made. Some distributors require annuitization by age 95. In that case, the option to continue to defer the annuitization start date after age 95 is not available.

If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new annuitization start date, your contract will not be automatically annuitized. However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.

Please see “SecureSource Stages 2 — Other Provisions” section regarding options under this rider at the annuitization start date.

Original Contract:
Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments and you will receive the first payment on the annuitization start date. The first annuity payment will be made as provided by the annuity payment plan you select. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.

The annuitization start date must be:

•	the annuitant’s 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1),

•	or such other date as agreed upon by us.

Prior to your annuitization start date, we will contact you with your options. If you do not make an election, your annuitization start date will be deferred.

For qualified annuities except Roth IRAs, to comply with IRS regulations, the annuitization start date generally must be:

•	for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

•	for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select an annuitization start date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial surrenders from this contract, annuity payouts can start:

•	As late as the annuitant’s 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

•	Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, will delay the annuitization start date for these contracts.

(1)	Applies to contracts with applications signed on or after May 1, 2006, in most states. For all other contracts, the annuitization start date must be no later than the annuitant’s 85th birthday or the tenth contract anniversary, if purchased after age 75.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

If you select one of the SecureSource series – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

 48  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

If we do not receive your initial purchase payment within 180 days from the application signed date, we will consider your contract void from the start.

Minimum initial purchase payment
  $10,000

Minimum additional purchase payments
  $50 for SIPs

  $100 for all other payment types

Maximum total purchase payments (without corporate office approval)

•	Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)

  Maximum total purchase payments* based on your age on the effective date of the payment:

For the first year and total:
through age 85	$1,000,000
age 86 or older	$0

For each subsequent year:
through age 85	$100,000
age 86 or older	$0

•	Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)

  Maximum total purchase payments*
     $1,000,000

Additional purchase payment restrictions for contracts with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders.

Effective Jan. 26, 2009, after initial purchase payments are received, limited additional purchase payments allowed for contracts with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders, subject to state restrictions. Initial purchase payments are: 1) payments received with the application, and 2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application, paper work initiated within 30 days from the application signed date and received within 180 days from the application signed date.

For contracts issued in all states except those listed below, the only additional purchase payments that will be allowed on/after Jan. 26, 2009 are the maximum annual contribution permitted by the Code for qualified annuities.

For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders will be limited to $100,000 for the life of your contract. The limit does not apply to initial purchase payments.

Additional purchase payment restrictions for the SecureSource Stages 2 riders, SecureSource Stages riders and SecureSource 20 riders

Effective Feb. 27, 2012, no additional purchase payments are allowed for contracts with SecureSource Stages 2 riders, SecureSource Stages riders and SecureSource 20 riders subject to certain exceptions listed below.

Certain exceptions apply and the following additional purchase payments will be allowed on or after Feb. 27, 2012:

a.	Current tax year contributions for TSAs and Custodial and investment only plans under Section 401(a) of the Code, up to the annual limit set by the IRS.

b.	Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts except TSAs and 401(a)s. This annual limit applies to IRAs, Roth IRAs and SEP plans.

We reserve the right to change these current rules any time, subject to state restrictions.

The riders also prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment (ALP) is established and your contract value on an anniversary is less than four times the ALP. (For the purpose of this calculation only, the ALP is determined using percentage B, as described under “Optional Living Benefits — SecureSource Stages 2 Riders, SecureSource Stages Riders and SecureSource 20 Riders.”)

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 49

Additional purchase payment restrictions for the Accumulation Protector Benefit rider

Additional purchase payments are prohibited during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.

For the Current Contract, additional purchase payments are also allowed within 180 days from the last contract anniversary if you exercise the elective step up option.

Subject to state restrictions, we reserve the right to change the above purchase payment limitations, including making further restrictions, upon written notice.

*	These limits apply in total to all RiverSource Life annuities you own unless a higher maximum applies to your contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply. Additional purchase payments for inherited IRA contracts cannot be made unless the payment is IRA money inherited from the same decedent.

HOW TO MAKE PURCHASE PAYMENTS

 1 By letter

Send your check along with your name and contract number to:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

 2 By SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

Charges

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge that applies to the fixed account. For the Current Contract, we reserve the right to increase this charge after the first contract anniversary to a maximum of $50.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. For the Current Contract, we reserve the right to charge up to $20 after the first contract anniversary for contracts with contract value of $50,000 or more.

If you take a full surrender from your contract, we will deduct the charge at the time of surrender regardless of the contract value. We cannot increase the annual contract administrative charge for the Original Contract. This charge does not apply to amounts applied to an annuity payment plan or to the death benefit (other than when deducted from the Full Surrender Value component of the death benefit for the Current Contract).

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the fixed account and GPAs. We cannot increase these fees.

 50  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

The contract (either Option L or Option C) and the death benefit guarantee in effect determine the mortality and expense risk fee you pay.

Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)

Mortality and
If you select contract Option L and:	expense risk fee

CV Death Benefit*	1.55%

ROPP Death Benefit	1.55

MAV Death Benefit	1.80

5% Accumulation Death Benefit	1.95

Enhanced Death Benefit	2.00

Mortality and
If you select contract Option C and:	expense risk fee

CV Death Benefit*	1.65%

ROPP Death Benefit	1.65

MAV Death Benefit	1.90

5% Accumulation Death Benefit	2.05

Enhanced Death Benefit	2.10

*	CV Death Benefit is available only after an ownership change or spousal continuation if any owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.

Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)

Mortality and
If you select contract Option L and:	expense risk fee

ROP Death Benefit	1.55%

MAV Death Benefit	1.75

5% Accumulation Death Benefit	1.90

Enhanced Death Benefit	1.95

Mortality and
If you select contract Option C and:	expense risk fee

ROP Death Benefit	1.65%

MAV Death Benefit	1.85

5% Accumulation Death Benefit	2.00

Enhanced Death Benefit	2.05

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge for the Original Contract, we are limited on how much we can increase the contract administrative charge for the Current Contract, and we cannot increase the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

•	then, if necessary, the funds redeem shares to cover any remaining fees payable.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 51

We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge will cover sales and distribution expenses.

SURRENDER CHARGE
You select either contract Option L or Option C at the time of application. Contract Option C has no purchase payment surrender charge schedule but carries a higher mortality and expense risk fee than contract Option L. If you select contract Option L and you surrender all or part of your contract value before the annuitization start date, we may deduct a surrender charge. As described below, a surrender charge schedule applies to each purchase payment you make. The surrender charge lasts for four years from the date of each purchase payment (see “Expense Summary”).

You may surrender an amount during any contract year without a surrender charge. We call this amount the total free amount (FA for the Current Contract, TFA for the Original Contract). Throughout this prospectus when we use the acronym FA, it includes TFA. The FA varies depending on whether your contract includes one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:

Current Contract without SecureSource Stages rider

The FA is the greater of:

•	10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year; or

•	current contract earnings.

During the first contract year, the FA is the greater of:

•	10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or

•	current contract earnings.

Original Contract without SecureSource rider, Guarantor Withdrawal Benefit for Life rider or Guarantor Withdrawal Benefit rider

The FA is the greater of:

•	10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year; or

•	current contract earnings.

Current Contract with SecureSource Stages rider

The FA is the greatest of:

•	10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year;

•	current contract earnings; or

•	the Remaining Annual Lifetime Payment (this amount will be zero during the waiting period).

During the first contract year, the FA is the greatest of:

•	10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or

•	current contract earnings.

Original Contract with SecureSource rider or Guarantor Withdrawal Benefit for Life rider

The FA is the greatest of:

•	10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;

•	current contract earnings; or

•	the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.

Original Contract with Guarantor Withdrawal Benefit rider

The FA is the greatest of:

•	10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;

•	current contract earnings; or

•	the Remaining Benefit Payment.

(1)	We consider your initial purchase payment to be the prior contract anniversary’s contract value during the first contract year.

 52  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Amounts surrendered in excess of the FA may be subject to a surrender charge as described below.

A surrender charge will apply if the amount you surrender includes any of your prior purchase payments that are still within their surrender charge schedule. To determine whether your surrender includes any of your prior purchase payments that are still within their surrender charge schedule, we surrender amounts from your contract in the following order:

1.	First, we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA. We surrender payments that are considered part of the FA on a first-in, first-out (FIFO) basis for the Current Contract, and last-in, first-out (LIFO) basis for the Original Contract.

2.	Next, we surrender purchase payments received that are beyond the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do not assess a surrender charge on these payments.

3.	Finally, we surrender any additional purchase payments received that are still within the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do assess a surrender charge on these payments.

The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.

We determine your surrender charge by multiplying each of your payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage (see “Expense Summary”), and then adding the total surrender charges.

For a partial surrender, we will determine the amount of contract value that needs to be surrendered, which after any surrender charge and any positive or negative market value adjustment, will equal the amount you request.

Example: Each time you make a purchase payment under the contract option L, a surrender charge schedule attaches to that purchase payment. The surrender charge percentage for each purchase payment declines according to the surrender charge schedule shown in your contract. (The surrender charge percentages for the 4-Year surrender charge schedule are shown in a table in the “Expense Summary”.) For example, if you select contract Option L, during the first two years after a purchase payment is made, the surrender charge percentage attached to that payment is 8%. The surrender charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no longer a surrender charge as to that payment.

For an example, see Appendix B.

Waiver of surrender charges for contract Option L
We do not assess surrender charges for:

•	surrenders each year that represent the total free amount for that year;

•	required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force. (Please note that, if you are buying a new contract with inherited IRA money, we will not waive surrender charges for a five-year distribution and, therefore, if that option is selected, you should choose a surrender charge period that is no longer than the time remaining in the five-year period.);

•	amounts applied to an annuity payment plan (Exception: As described below, if you select annuity payout Plan E, and choose later to surrender the value of your remaining annuity payments, we will assess a surrender charge. This exception also applies to contract Option C.)

•	surrenders made as a result of one of the “Contingent events” described below to the extent permitted by state law (see your contract for additional conditions and restrictions). For the Current Contract, waiver of surrender charges for Contingent events will not apply to Tax Free Exchanges, rollovers and transfers to another annuity contract;

•	amounts we refund to you during the free look period; and

•	death benefits.

Current Contract:
Contingent events

•	Surrenders you make if you are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a 60 day confinement period. Such confinement must begin after the contract issue date. Your contract will include this provision when you are under age 76 at contract issue. You must provide us with a letter containing proof satisfactory to us of the confinement as of the date you request the surrender. We must receive your surrender request no later than 91 days after your release from the hospital or nursing home. The amount surrendered must be paid directly to you.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 53

•	Surrenders you make if you are disabled with a medical condition and are diagnosed in the second or later contract years with reasonable medical certainty, that the disability will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to you.

Original Contract:
Contingent events

•	Surrenders you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the surrender.

•	Surrenders you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

Both Contracts:
Surrender charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. The surrender charge will apply whether you have Contract Option L or Contract Option C. (See “Charges — Surrender Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See “Annual Operating Expenses of the Funds.”)

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax on the annuitization start date, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full surrender from your contract.

OPTIONAL LIVING BENEFIT CHARGES

SECURESOURCE STAGES 2 RIDER CHARGE
We deduct an annual charge for this optional feature only if you select it. The current annual charges are:

•	SecureSource Stages 2 — Single Life rider, 0.95%

•	SecureSource Stages 2 — Joint Life rider, 1.15%

The charge is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the SecureSource Stages 2 rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated or until the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.

Currently the SecureSource Stages 2 rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The SecureSource Stages 2 — Single Life rider fee will not exceed a maximum of 1.75%. The SecureSource Stages 2 — Joint Life rider fee will not exceed a maximum of 2.25%.

 54  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

The following describes how your annual rider fee may increase:

1.	We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

(A)	You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:

(i)	all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,

(ii)	any ability to make additional purchase payments,

(iii)	any future rider credits, and the credit base (CB) will be permanently reset to zero,

(iv)	any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and

(v)	the ability to change your investment option to one that is more aggressive than your current investment option. Any change to a less aggressive investment option will further limit the investment options available to the then current and less aggressive investment options.

(B)	You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.

2.	Your annual rider fee may increase if you elect to change to a more aggressive investment option than your current investment option and if the new investment option has a higher current annual rider fee. The annual rider fees associated with the available investment option may change at our discretion, however these changes will not apply to this rider unless you change your current investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same investment option or move to a less aggressive one. Also, this type of fee increase does not allow you to terminate the rider.

If your rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The fee does not apply after the annuitization start date.

ACCUMULATION PROTECTOR BENEFIT RIDER FEE
We deduct an annual charge from your contract value on your contract anniversary for this optional benefit only if you select it. The charge is percentage of the greater of your contract value or the minimum contract accumulation value. See tables below for the applicable percentage.

For contract applications signed on or after May 3, 2010, we prorate this charge among all accounts and the subaccounts in the same proportion as your interest in each bears to your total contract value. For contract applications signed prior to June 1, 2009, the charge will be prorated among the GPAs, the one-year fixed account and the subaccounts. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.

The Accumulation Protector Benefit rider charge will not exceed a maximum of 1.75%.

We may change the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

We exercised our right to increase the rider fee upon elective step up or elective spousal continuation step up and vary the fee depending on whether your contract value is invested in one of the Portfolio Navigator or Portfolio Stabilizer funds at the time of the elective step up or spousal continuation step up. You will pay the fee that is in effect on the valuation date we receive

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 55

your written request to step up or change your investment option. Currently, we waive our right to increase the fee for investment option changes. There is no assurance that we will not exercise our right in the future.

If you request an elective step up or the elective spousal continuation step up on or after Nov. 18, 2013, the fee that will apply to your rider will correspond to the fund in which you are invested at that time, as shown in the table below.

Current Contract:

		Current annual rider fee	Current annual rider fee
		for elective step ups	for elective step ups
	Initial annual rider fee and	on or after 10/20/12 if	on or after 11/18/13 if
	Current annual rider fee	invested in a Portfolio	invested in a Portfolio
	for elective step ups	Navigator fund at the time	Stabilizer fund at the time
For applications signed:	before 10/20/12	of step up	of step up

May 3, 2010 – July 18, 2010	0.95%	1.75%	1.30%

July 19, 2010 – Oct. 3, 2010	1.10%	1.75%	1.30%

Oct. 4, 2010 through Dec. 31, 2010	1.50%	1.75%	1.30%

Original Contract:

		Current annual rider fee	Current annual rider fee
		for elective step ups	for elective step ups
	Initial annual rider fee and	on or after 4/29/13 if	on or after 11/18/13 if
	Current annual rider fee	invested in a Portfolio	invested in a Portfolio
	for elective step ups	Navigator fund at the time	Stabilizer fund at the time
For applications signed:	before 4/29/13	of step up	of step up

prior to Jan. 26, 2009	0.55%	1.75%	1.30%

Jan. 26, 2009 – May 31, 2009	0.80%	1.75%	1.30%

If your annual rider fee changes during the contract year, on the next contract anniversary we will calculate an average rider fee that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

Subject to the terms of your contract, we reserve the right to further increase the rider fees to the maximum limit provided by your rider and to vary the rider fees based on the fund you select.

The automatic step up option available under your rider will not impact your rider fee.

Please see the “Optional Living Benefits – Accumulation Protector Benefit Rider” section for a full description and rules applicable to elective and automatic step up options under your rider.

The charge does not apply after the annuitization start date.

SECURESOURCE RIDER FEE
We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:

Application signed date	Initial annual rider fee	Maximum annual rider fee

5/1/2007 – 5/31/2008, Single Life	0.65%	1.50%

5/1/2007 – 5/31/2008, Joint Life	0.85%	1.75%

6/1/2008 – 1/25/2009, Single Life	0.75%	1.50%

6/1/2008 – 1/25/2009, Joint Life	0.95%	1.75%

1/26/2009 and later, Single Life	1.10%	2.00%

1/26/2009 and later, Joint Life	1.40%	2.50%

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect a SecureSource rider, you may not cancel it and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

We may increase the rider fee at our discretion and on a nondiscriminatory basis. However, the rider fee will not exceed the maximum fees as shown in the table above.

 56  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

We will not change the SecureSource rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:

•	request an elective step up or the elective spousal continuation step up, or

•	move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to,

the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.

If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.

		Portfolio Navigator funds
			Variable		Variable
		Variable	Portfolio –	Variable	Portfolio –	Variable
		Portfolio –	Moderately	Portfolio –	Moderately	Portfolio –
		Conservative	Conservative	Moderate	Aggressive	Aggressive
	All Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Stabilizer	(Class 2),	(Class 2),	(Class 2),	(Class 2),	(Class 2),
Application signed date	funds	(Class 4)	(Class 4)	(Class 4)	(Class 4)	(Class 4)

5/1/2007 – 5/31/2008, Single Life	0.65%	0.75%	0.75%	0.75%	0.90%	1.00%

5/1/2007 – 5/31/2008, Joint Life	0.85%	0.95%	0.95%	0.95%	1.10%	1.20%

6/1/2008 – 1/25/2009, Single Life	0.75%	0.85%	0.85%	0.85%	1.00%	1.10%

6/1/2008 – 1/25/2009, Joint Life	0.95%	1.05%	1.05%	1.05%	1.20%	1.30%

1/26/2009 and later, Single Life	1.10%	1.10%	1.10%	1.10%	1.20%	1.30%

1/26/2009 and later, Joint Life	1.40%	1.40%	1.40%	1.40%	1.50%	1.60%

On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:

1.	Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.

2.	Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.

3.	Do not elect a step up. You will not lock in contract gains, but your rider fee will stay the same.

During the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:

1.	to a Portfolio Stabilizer fund;

2.	to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or

3.	to a more aggressive Portfolio Navigator fund.

The step up and lock in of any contract gains will occur as of the date of the transfer described above.

Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.

We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election (if eligible). You will

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 57

have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. The Step up and new fee will be effective on the date we receive your request for the step up (Step up date).

For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:

1.	the duration of your window is determined on a calendar day basis;

2.	under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and

3.	if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.

Each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.

Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.

Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.

If you choose the elective step up, the elective spousal continuation step up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix P.

SECURESOURCE STAGES RIDER FEE
We deduct a charge for this optional feature only if you select it as follows:

•	SecureSource Stages – Single Life rider, 1.10%

•	SecureSource Stages – Joint Life rider, 1.35%

The fee is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the SecureSource Stages rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge adjusted for the number of calendar days coverage was in place since we last deducted the charge.

Currently the SecureSource Stages rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The SecureSource Stages – Single Life rider fee will not exceed a maximum of 2.00%. The SecureSource Stages – Joint Life rider fee will not exceed a maximum of 2.50%.

The following describes how your annual rider fee may increase:

1.	We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

(A)	You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:

(i)	all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups, any ability to make additional purchase payments,

 58  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

(ii)	any future rider credits, and the credit base (CB) will be permanently reset to zero,

(iii)	any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and

(iv)	the ability to change your PN program investment option to one that is more aggressive than your current investment option. Any change to a less aggressive PN program investment option will further limit the PN program investment options available to the then current and less aggressive PN program investment options.

(B)	You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.

2.	Your annual rider fee may increase if you elect to change to a more aggressive PN program investment option than your current PN program investment option and if the new PN program investment option has a higher current annual rider fee. The annual rider fees associated with the available PN program investment options may change at our discretion, however these changes will not apply to this rider unless you change your current PN program investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your PN program investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same PN program investment option or move to a less aggressive model. Also, this type of fee increase does not allow you to terminate the rider.

If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

SECURESOURCE 20 RIDER FEE
We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:

•	SecureSource 20 – Single Life rider, 1.25%;

•	SecureSource 20 – Joint Life rider, 1.55%.

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the SecureSource 20 rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

Currently the SecureSource 20 rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The SecureSource 20 – Single Life rider fee will not exceed a maximum charge of 2.00%. The SecureSource 20 – Joint Life rider fee will not exceed a maximum charge of 2.50%.

The following describes how your annual rider fee may increase:

1.	We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

(A)	You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:

(i)	all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,

(ii)	any ability to make additional purchase payments,

(iii)	any pending increase to the ALP due to the 20% credit on the later of the third rider anniversary or the date the ALP is established, and

(iv)	the ability to change your PN program investment option to one that is more aggressive than your current one. Any change to a less aggressive PN program investment option will further limit the PN program investment options available to the then current and less aggressive PN program investment options.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 59

(B)	You can terminate this rider if your annual rider fee increase after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.

2.	Your annual rider fee may increase if you elect to change to a more aggressive PN program investment option than your current PN program investment options and if the new PN program investment option has a higher current annual rider fee. The annual rider fees associated with the available PN program investment options may change at our discretion, however these changes will not apply to this rider unless you change your current PN program investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your PN program investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same PN program investment option or move to a less aggressive PN program investment option. Also, this type of fee increase does not allow you to terminate the rider.

If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE(1)
We deduct an annual charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. The initial fee is 0.65%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, or the contract value reduces to zero. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

The Guarantor Withdrawal Benefit for Life rider fee will not exceed a maximum fee of 1.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Guarantor Withdrawal Benefit for Life rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each investment option.

(1)	See disclosure in Appendix I.

Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:

•	request an elective step up or the elective spousal continuation step up, or

•	move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to,

the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.

 60  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.

Fund name	Current fee as of 12/18/13

Portfolio Stabilizer funds	0.65%

Portfolio Navigator funds:

Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.80%

Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.95%

Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.10%

On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:

1.	Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.

2.	Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.

3.	Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.

During the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:

1.	to a Portfolio Stabilizer fund;

2.	to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or

3.	to a more aggressive Portfolio Navigator fund.

The step up and lock in of any contract gains will occur as of the date of the transfer described above.

Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.

We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. The step up and new fee will be effective on the date we receive your request for the step up (Step up date).

For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:

1.	the duration of your window is determined on a calendar day basis;

2.	under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and

3.	if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.

Each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.

Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 61

Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.

If you choose the elective step up, the elective spousal continuation step up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix P.

GUARANTOR WITHDRAWAL BENEFIT RIDER FEE(1)
This fee information applies to both Rider A and Rider B unless otherwise noted.

We deduct an annual charge based on contract value for this optional feature only if you select it. The initial fee is 0.55%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

The Guarantor Withdrawal Benefit rider fee will not exceed a maximum fee of 1.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Guarantor Withdrawal Benefit rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested.

Beginning Dec. 18, 2013, if you:

•	request an elective step up or the elective spousal continuation step up, or

•	move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to,

the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.

If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.

Fund name	Current fee as of 12/18/13

Portfolio Stabilizer funds	0.55%

Portfolio Navigator funds:

Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.70%

Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.85%

Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.00%

 62  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

On your next contract anniversary after, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:

1.	Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.

2.	Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.

3.	Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.

For the enhanced rider if, during the 30 days following your contract anniversary, your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:

1.	to a Portfolio Stabilizer fund;

2.	to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or

3.	to a more aggressive Portfolio Navigator fund.

For original riders, you must always elect to step up your rider values. The step up and lock in of any contract gains will occur as of the date of the transfer described above.

Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.

We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. For original riders or enhanced riders subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. For enhanced riders and original riders with an application signed date on or after 4/29/2005, if approved in your state, the step up and new fee will be effective on the date we receive your request for the step up (Step up date). For original riders with an application signed date before 4/29/2005, the step up will be effective as of your contract anniversary and the fee for your rider will be the fee that was in effect for your current fund on the anniversary.

For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:

1.	the duration of your window is determined on a calendar day basis;

2.	under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and

3.	if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.

Under the enhanced rider, each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.

Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.

Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.

If you choose the annual or spousal continuation elective step up or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the effective date of your step up or investment option change. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 63

For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix P.

(1)	See disclosure in Appendix J.

INCOME ASSURER BENEFIT RIDER FEE
We deduct a charge for this optional feature only if you selected it. We determine the charge by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see “Optional Benefits — Income Assurer Benefit Riders”) and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:

	Maximum	Current

Income Assurer Benefit – MAV	1.50%	0.30	%(1)

Income Assurer Benefit – 5% Accumulation Benefit Base	1.75	0.60	(1)

Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base	2.00	0.65	(1)

(1)	For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV — 0.55%, Income Assurer Benefit — 5% Accumulation Benefit Base — 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base — 0.75%.

We deduct the charge from the contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or on the annuitization start date, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program investment option but not to exceed the maximum fees shown above. We cannot change the Income Assurer Benefit fee after the rider effective date, unless you change your PN program investment option after we have exercised our rights to increase the fee and/or charge a separate fee for each PN program investment option. If you choose to change your PN program investment option after we have exercised our rights to increase the rider fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix K.

OPTIONAL DEATH BENEFIT CHARGES

BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE
We deduct a charge for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

For the Current Contract, on the annuitization start date and if the contract is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place during the contract year. For the Original Contract, on the annuitization start date and if the contract is terminated for any reason other than death, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place since we last deducted the fee.

We cannot increase this annual charge after the rider effective date.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE
We deduct a charge for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

For the Current Contract, on the annuitization start date and if the contract is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place during the contract year.

For the Original Contract, on the annuitization start date and if the contract is terminated for any reason other than death, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place since we last deducted the fee.

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We cannot increase this annual charge after the rider effective date.

Valuing Your Investment

We value your accounts as follows:

GPAs
We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

•	the sum of your purchase payments and transfer amounts allocated to the GPAs;

•	plus interest credited;

•	minus the sum of amounts surrendered (including any applicable surrender charges for contract Option L) and amounts transferred out;

•	minus any prorated portion of the contract administrative charge; and

•	minus the prorated portion of the fee for any of the following optional benefits you have selected:

– SecureSource series of riders;

– Accumulation Protector Benefit rider;

– Guarantor Withdrawal Benefit for Life rider;

– Guarantor Withdrawal Benefit rider;

– Income Assurer Benefit rider;

– Benefit Protector rider; or

– Benefit Protector Plus rider.

THE FIXED ACCOUNT
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

•	Current Contract: the sum of your purchase payments allocated to the regular fixed account (if included) and the Special DCA fixed account, and transfer amounts to the regular fixed account (including any positive or negative MVA on amounts transferred from the GPAs);

•	Original Contract: the sum of your purchase payments allocated to the one-year fixed account (if included) and the DCA fixed account (if included), and transfer amounts to the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs);

•	plus interest credited;

•	minus the sum of amounts surrendered (including any applicable surrender charges for contract Option L) and amounts transferred out;

•	minus any prorated portion of the contract administrative charge; and

•	minus the prorated portion of the fee for any of the following optional benefits you have selected:

– SecureSource series of riders;

– Accumulation Protector Benefit rider;

– Guarantor Withdrawal Benefit for Life rider;

– Guarantor Withdrawal Benefit rider;

– Income Assurer Benefit rider;

– Benefit Protector rider; or

– Benefit Protector Plus rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 65

Here is how we calculate accumulation unit values:

Number of units: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.

The number of accumulation units you own may fluctuate due to:

•	additional purchase payments you allocate to the subaccounts;

•	transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

•	partial surrenders;

•	surrender charges (for contract Option L);

and the deduction of a prorated portion of:

•	the contract administrative charge; and

•	the fee for any of the following optional benefits you have selected:

– SecureSource series of riders;

– Accumulation Protector Benefit rider;

– Guarantor Withdrawal Benefit for Life rider;

– Guarantor Withdrawal Benefit rider;

– Income Assurer Benefit rider;

– Benefit Protector rider; or

– Benefit Protector Plus rider.

Accumulation unit values will fluctuate due to:

•	changes in fund net asset value;

•	fund dividends distributed to the subaccounts;

•	fund capital gains or losses;

•	fund operating expenses; and

•	mortality and expense risk fee and the variable account administrative charge.

Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, for the Original Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. For the Current Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. You may not set up an automated transfer to or from the GPAs

 66  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

or set up an automated transfer to the regular fixed account. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments. The Current Contract does not allow an interest sweep strategy.

There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works

					Number
By investing an equal number			Amount	Accumulation	of units
of dollars each month...		Month	invested	unit value	purchased

		Jan	$100	$20	5.00

		Feb	100	18	5.56

you automatically buy		Mar	100	17	5.88

more units when the	è	Apr	100	15	6.67

per unit market price is low...		May	100	16	6.25

		Jun	100	18	5.56

		Jul	100	17	5.88

and fewer units		Aug	100	19	5.26

when the per unit	è	Sept	100	21	4.76

market price is high.		Oct	100	20	5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract). See the “Special DCA Fixed Account”, “DCA Fixed Account” and “Portfolio Navigator Program and Portfolio Stabilizer Funds” sections in this prospectus for details.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under the PN program (see “Portfolio Navigator Program and Portfolio Stabilizer Funds” below and “Appendix H — Asset Allocation Program for Contracts with Applications Signed Before May 1, 2006”).

As long as you are not participating in a PN program, asset rebalancing is available for use with the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) (see “Special DCA Fixed Account” and “DCA Fixed Account”) only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the Special DCA fixed account and the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the Special DCA fixed account and the DCA fixed account, you must terminate the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, as you may choose.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 67

PORTFOLIO NAVIGATOR PROGRAM (PN program) and PORTFOLIO STABILIZER FUNDS
Under the PN program for the living benefit riders, your contract value is allocated to a PN program investment option (except as described in the next paragraph). The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”). The PN program is available for both nonqualified and qualified annuities.

The PN program also allows those who participated in a previous version of the PN program and who previously opted out of the transfer of their contract value to Portfolio Navigator funds to remain invested in accordance with a “static” PN program model portfolio investment option that is not subject to updating or reallocation. For more information on the static model portfolios, see “The static model portfolios” below.

You are required to participate in the PN program if your contract includes optional living benefit riders. Prior to November 18, 2013, the program contained Portfolio Navigator funds and the PN program static model portfolios. If your contract does not include one of these riders, you may not participate in the PN program; but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds without being in the PN program. You should review any PN program information, including the prospectus for the funds of funds, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.

Beginning November 18, 2013, if you have selected one of the SecureSource series riders, Guarantor Withdrawal Benefit for Life riders, Guarantor Withdrawal Benefit rider or Accumulation Protector Benefit rider, as an alternative to the Portfolio Navigator funds in the PN program, we have made available to you four new funds, known as Portfolio Stabilizer funds as described in the “Portfolio Stabilizer funds” section below. You may choose to remain invested in your current Portfolio Navigator fund, move to a different Portfolio Navigator fund, or move to a Portfolio Stabilizer fund. Your decision should be made based on your own individual investment objectives and financial situation, and in consultation with your investment professional.

Please note that if you are currently invested in a Portfolio Navigator fund and choose to reallocate your contract value to a Portfolio Stabilizer fund, you will no longer have access to any of the Portfolio Navigator funds, but you may change to any one of the other Portfolio Stabilizer funds, subject to the transfer limits applicable to your rider.

The Portfolio Stabilizer funds. Beginning November 18, 2013, if you have selected one of the SecureSource series riders, Guarantor Withdrawal Benefit for Life riders, Guarantor Withdrawal Benefit rider or Accumulation Protector Benefit rider, the following Portfolio Stabilizer funds will be available to you:

1. Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2)

2. Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)

3. Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)

4. Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2)

Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the Fund’s exposure to equity market volatility. The Portfolio Stabilizer funds are diversified funds that, under normal market conditions, pursue their investment objectives by allocating the Funds’ assets across equity and fixed income/debt asset classes while targeting a particular level of effective equity exposure that varies based on volatility in the equity market. The Portfolio Stabilizer funds invest in a mix of affiliated and unaffiliated mutual funds and, in seeking to manage equity market volatility, employ a tactical allocation strategy of utilizing:

•	derivative transactions (such as credit default swap indexes, futures, swaps, forward rate agreements and options);

•	direct investments in exchange-traded funds (ETFs); and

•	direct investments in fixed-income or debt securities (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures and dollar rolls).

The investments described above as part of the tactical allocation strategy are primarily utilized to adjust (increase or reduce) the Portfolio Stabilizer funds’ exposure to different asset classes and various segments within these asset classes. In general, when Columbia Management, the Funds’ investment manager, determines that equity market volatility is relatively low, it may increase the Fund’s effective equity market exposure and decrease the Funds’ effective fixed income/debt exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s effective equity market exposure and, correspondingly, increase the Fund’s effective fixed income/debt exposure.

 68  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Changes to underlying fund selections and allocations may be driven by various factors, including the risks and benefits of investing in a particular underlying fund as a means of achieving total return. Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management and the Funds’ board of trustees.

Columbia Management considers the independent analysis of Morningstar Associates, LLC, (Morningstar) an independent investment consultant, with respect to the performance of the underlying funds, the types of investment categories represented by the underlying funds, and the consideration of additional asset classes, or segments within these classes represented by the underlying funds. Columbia Management retains full discretion over the Portfolio Stabilizer funds’ investment activities. Neither Columbia Management nor Morningstar serves as your investment adviser as to the allocation of your contract value to the Portfolio Stabilizer funds.

For additional information about the Portfolio Stabilizer funds’ investment strategies, see the Funds’ prospectuses.

The Portfolio Navigator funds. Each Portfolio Navigator fund is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk, which it seeks to achieve by investing in various underlying funds. Descriptions of each Portfolio Navigator fund’s risk level should be viewed in relation to the risk levels of the other Funds. The Portfolio Navigator funds have relative risk profiles ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach. Columbia Management is the investment adviser of each of the Portfolio Navigator funds, and Columbia Management is the investment adviser of each of the underlying funds in which the Funds invest. Columbia Management will take actions it deems appropriate to position the Portfolio Navigator funds to achieve their investment objectives, including investing in any underlying fund, adding new underlying funds, and altering target allocations as necessary. Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management and the Funds’ boards of trustees.

Below are the target asset allocation ranges (between the relevant asset classes) for each of the Portfolio Navigator funds:

1.	Variable Portfolio – Aggressive Portfolio: 70-85% Equity / 10-25% Fixed Income / 0-5% Cash/Cash Equivalents / 0-10% Alternative Strategies

2.	Variable Portfolio – Moderately Aggressive Portfolio: 55-70% Equity / 25-40% Fixed Income / 0-5% Cash/Cash Equivalents / 0-10% Alternative Strategies

3.	Variable Portfolio – Moderate Portfolio: 40-55% Equity / 40-55% Fixed Income / 0-5% Cash/Cash Equivalents / 0-10% Alternative Strategies

4.	Variable Portfolio – Moderately Conservative Portfolio: 25-40% Equity / 50-65% Fixed Income / 0-10% Cash/Cash Equivalents / 0-10% Alternative Strategies

5.	Variable Portfolio – Conservative Portfolio: 10-25% Equity / 60-75% Fixed Income / 5-15% Cash/Cash Equivalents / 0-10% Alternative Strategies

In managing the Portfolio Navigator funds, Columbia Management considers the independent analysis of Morningstar, an independent investment consultant, on a broad range of aspects relating to the management of the Funds, including but not limited to the performance of the underlying funds. Columbia Management retains full discretion over the Portfolio Navigator funds’ investment activities. Neither Columbia Management nor Morningstar serves as your investment adviser as to the allocation of your contract value to a Portfolio Navigator fund.

For additional information about the Portfolio Navigator funds’ investment strategies, see the Funds’ prospectus.

The static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio investment option, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds and/or any GPAs (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

•	no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a fund of funds);

•	no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See “Guarantee Period Accounts — Market Value Adjustment.”)

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 69

If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors. Your investment professional can help you determine whether your continued investment in a static model portfolio is appropriate for you.

If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the Portfolio Navigator/Portfolio Stabilizer funds. If you are invested in Portfolio Navigator fund and have a living benefit rider that requires a move to a certain model portfolio once you begin taking income, you will be transferred to the Portfolio Navigator fund that corresponds to that model portfolio once you begin taking income.

Investing in the Portfolio Stabilizer Funds and the Portfolio Navigator Funds. You are responsible for determining which investment option is best for you. Currently, there are five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), with risk profiles ranging from conservative to aggressive in relation to one another. There are four Portfolio Stabilizer funds currently available. You may not use more than one Portfolio Stabilizer or Portfolio Navigator fund at a time. If your contract does not have a living benefit rider, you may invest in more than one Portfolio Navigator fund. Your investment professional can help you determine which investment option most closely matches your investing style, based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. There is no guarantee that the investment option you select is appropriate for you based on your investment objectives and/or risk profile. We and Columbia Management are not responsible for your decision to select a certain investment option or your decision to transfer to a different investment option.

If you initially allocate qualifying purchase payments to the DCA fixed account (Original Contract) or Special DCA fixed account (Current Contract), when available (see “The Special DCA Fixed Account” and “DCA Fixed Account”), and you are invested in one of the Portfolio Stabilizer or Portfolio Navigator funds, we will make monthly transfers in accordance with your instructions from the DCA fixed account (Original Contract) or Special DCA fixed account (Current Contract), into the investment option or model portfolio you have chosen.

Before you decide to transfer contract value to one of the Portfolio Stabilizer funds, you and your investment professional should carefully consider the following:

•	Whether the Portfolio Stabilizer fund meets your personal investment objectives and/or risk tolerance.

•	Whether you would like to continue to invest in a Portfolio Navigator fund. If you decide to transfer your contract value to a Portfolio Stabilizer fund, you permanently lose your ability to invest in any of the Portfolio Navigator funds. If you decide to no longer invest your contract value in the Portfolio Stabilizer funds, your only option will be to terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply.

•	Whether the total expenses associated with an investment in a Portfolio Stabilizer fund is appropriate for you. For total expenses associated with the rider, you should consider not only the variation of the rider fee, but also the variation in fees among the various funds. You should also consider your overall investment objective, as well as how total fees and your selected fund’s investment objective may impact the amount of any step up opportunities in the future.

You may request a change to your fund selection (or a transfer from your PN program static model portfolio to either a Portfolio Navigator fund or a Portfolio Stabilizer fund) up to two times per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. However, an initial transfer from a Portfolio Navigator fund to a Portfolio Stabilizer fund will not count toward the limit of two transfers per year. If your contract includes a SecureSource series rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see “Market Timing”). If your contract includes the GWB for Life rider or SecureSource series rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions. If you decide to annuitize your contract, your rider will terminate and you will no longer have access to the Portfolio Stabilizer funds.

Substitution and modification. We reserve the right to add, remove or substitute funds. We also reserve the right, upon notification to you, to close or restrict any fund. Any change will apply to current allocations and/or to future payments and transfers. If your living benefit rider is terminated, you may remain invested in the Portfolio Stabilizer funds, but you will not be allowed to allocate future purchase payments or make transfers to these funds. Any substitution of funds may be subject to Securities and Exchange Commission approval.

 70  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

We reserve the right to change the terms and conditions of the PN program or to change the availability of the investment options upon written notice to you. This includes but is not limited to the right to:

•	limit your choice of investment options based on the amount of your initial purchase payment;

•	cancel required participation in the program after 30 days written notice;

•	substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and

•	discontinue the PN program after 30 days written notice.

Risks and conflicts of interests associated with the Portfolio Navigator funds, Portfolio Stabilizer funds and PN program static model portfolios. An investment in a Fund involves risk. Principal risks associated with an investment in a Portfolio Navigator fund or Portfolio Stabilizer fund may be found in the relevant Fund’s prospectus. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.

Investing in a Portfolio Navigator fund, Portfolio Stabilizer fund or PN program static model portfolio does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting alternative investment options.

For a complete list of the risks associated with investing in the Portfolio Stabilizer funds and the Portfolio Navigator funds, please consult the applicable Fund’s prospectus.

Volatility and Volatility Management Risk with the Portfolio Stabilizer funds. Although the Portfolio Stabilizer funds seek to manage equity market volatility within their respective portfolios, there is no guarantee that the Funds will be successful. Despite each Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the underlying funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. Columbia Management’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and strategies.

Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated in the Fund’s prospectus, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising may also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME.

Accordingly, although an investment in the Portfolio Stabilizer funds may mitigate declines in your contract value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your contract value during periods of positive performance by the equity markets. This may deprive you of some or all of the benefits of increases in equity market values under your contract and could also result in a decrease in your contract value.

Conflicts of interest regarding the Portfolio Stabilizer funds and Portfolio Navigator funds. In providing investment advisory services for the Portfolio Stabilizer funds, the Portfolio Navigator funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. For additional information regarding the conflicts of interest to which Columbia Management may be subject, see the Funds’ prospectuses.

Shares of the Portfolio Navigator funds and Portfolio Stabilizer funds are currently available solely to our contract holders, including where the contract holder has elected a guaranteed benefit rider that requires investment in the Fund. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management, the Funds’ investment manager. We have financial obligations to holders of the riders arising from guarantee obligations under such riders, which vary based upon the investment performance of the Fund.

With respect to the Portfolio Stabilizer funds, we expect to benefit financially by offering the Funds, compared to offering other types of funds, in contracts without riders. For example, we expect to reduce our costs to purchase investments associated with contract liabilities tied to the Portfolio Stabilizer funds. We also expect to benefit from the greater liquidity of hedge investments used to meet our obligations under the riders. In addition, we expect to reduce our capital requirements, which represent assets we set aside to back the guarantees offered in our contracts. As described above, we have a financial interest in reducing our potential exposure with respect to contract values invested under the riders. This may present a

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 71

potential conflict of interest with respect to the interests of rider holders (who are required to allocate their contract value to a Portfolio Stabilizer fund). In particular, our interest in reducing volatility within the Portfolio Stabilizer fund’s portfolio may present a potential conflict between it and Columbia Management as the latter seeks to achieve the Fund’s investment objective of total return while seeking to manage the Fund’s exposure to equity market volatility.

In addition, we or our affiliates receive from each of the underlying funds, or their affiliates, compensation including but not limited to expense payments and non-cash compensation as a result of our decision to make such funds available as investment options in which your contract value may be invested. See “The Variable Account and the Funds — Revenue we receive from the funds and potential conflicts of interest”.

Further, although the model portfolios are no longer maintained on an ongoing basis and are not managed by Columbia Management, they may also be subject to the conflicts of interest described above because they allocate contract value to underlying funds which are managed by Columbia Management or its affiliate and for which we may receive compensation. We or our affiliates receive compensation from Columbia Management or its affiliates as a result of our decision to include funds managed by Columbia Management or its affiliates as underlying funds in which your contract value may be invested.

Automatic reallocation after taking withdrawal. If you selected the SecureSource, SecureSource 20 or any SecureSource Stages riders, under the rules currently applicable to investments in the Portfolio Navigator funds, your contract value will be automatically reallocated to the Moderate option, Variable Portfolio — Moderate Portfolio once you begin taking withdrawals if the fund you are invested in is more aggressive. By contrast, under the rules applicable to investments in the Portfolio Stabilizer funds, your contract value will not automatically be reallocated to a more conservative investment option after you begin taking withdrawals.

Living benefits requiring participation in the PN program or investing in the Portfolio Stabilizer funds:

•	Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Portfolio Navigator Aggressive investment option, or transfer to the Portfolio Navigator Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply.

•	SecureSource series or Guarantor Withdrawal Benefit for Life riders: The SecureSource series or the Guarantor Withdrawal Benefit for Life riders require that your contract value be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the SecureSource series rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options or in one of the Portfolio Stabilizer funds. Surrender charges and tax penalties may apply.

•	Guarantor Withdrawal Benefit rider: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Surrender charges and tax penalties may apply.

Living benefit beginning participation in the PN program:

•	Income Assurer Benefit rider: The Income Assurer Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options. Surrender charges and tax penalties may apply.

TRANSFERRING AMONG ACCOUNTS
The transfer rights discussed in this section do not apply if you have selected one of the optional living benefit riders.

For the Current Contract, you may transfer contract value from any one subaccount, GPAs, the regular fixed account and the Special DCA fixed account to another subaccount before the annuitization start date. For the Original Contract, you may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account to another

 72  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

subaccount before the annuitization start date. Certain restrictions apply to transfers involving the GPAs, the regular fixed account and the one-year fixed account. You may not transfer contract value to the Special DCA fixed account or the DCA fixed account. You may not transfer contract value from the Special DCA fixed account or the DCA fixed account except as part of automated monthly transfers.

The date your request to transfer will be processed depends on when we receive it:

•	If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

•	If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless an exception applies.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see “Transfer policies” below.

Transfer policies
Current Contract:

•	Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the regular fixed account (if included) at any time. However, if you made a transfer from the regular fixed account to the subaccounts or the GPAs, took a partial surrender from the fixed account or terminated automated transfers from the Special DCA fixed account, you may not make a transfer from any subaccount or GPA to the regular fixed account for six months following that transfer, partial surrender or termination.

•	You may transfer contract values from the regular fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the regular fixed account are not subject to an MVA. For Contract Option L, you may transfer the entire contract value to the regular fixed account. Subject to state restrictions, we reserve the right to limit transfers to the regular fixed account at any time on a non-discriminatory basis with notification. Transfers out of the regular fixed account, including automated transfers, are limited to 30% of regular fixed account value at the beginning of the contract year(1) or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the regular fixed account. You should carefully consider whether the regular fixed account meets your investment criteria before you invest. Subject to state restrictions, we reserve the right to change the percentage allowed to be transferred from the regular fixed account at any time on a non-discriminatory basis with notification.

•	You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA)”).

•	You may not transfer contract values from the subaccounts, the GPAs or the regular fixed account into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts or the PN program model portfolio or investment option in effect. (See “Special DCA Fixed Account.”)

•	After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and Special DCA fixed account.

(1)	All purchase payments received into the regular fixed account prior to your transfer request are considered your beginning of contract year value during the first contract year.

Original Contract:

•	Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account (if included) at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 73

•	You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest. Subject to state restrictions, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

•	You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA)”).

•	You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values as automated monthly transfers from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See “DCA Fixed Account.”)

•	After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and DCA fixed account.

Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

•	diluting the value of an investment in an underlying fund in which a subaccount invests;

•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

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If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

•	requiring transfer requests to be submitted only by first-class U.S. mail;

•	not accepting hand-delivered transfer requests or requests made by overnight mail;

•	not accepting telephone or electronic transfer requests;

•	requiring a minimum time period between each transfer;

•	not accepting transfer requests of an agent acting under power of attorney;

•	limiting the dollar amount that you may transfer at any one time;

•	suspending the transfer privilege; or

•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:

•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 75

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to our corporate office:

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

Current Contract:

Minimum amount
Transfers or surrenders: $250 or entire subaccount balance**

Original Contract:

Minimum amount
Transfers or surrenders:  $500 or entire account balance

All Contracts:

Maximum amount
Transfers or surrenders:  Contract value or entire account balance

*	Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
**	The contract value after a partial surrender must be at least $500.

 2 By automated transfers and automated partial surrenders

Your investment professional can help you set up automated transfers among your subaccounts, regular fixed account (Current Contract), the one-year fixed account (Original Contract) or GPAs or automated partial surrenders from the GPAs, regular fixed account, one-year fixed account, Special DCA fixed account (Current Contract), DCA fixed account (Original Contract) or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

•	Automated transfers from the one-year fixed account (Original Contact only) to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

•	Automated transfers from the regular fixed account (Current Contract only) are limited to 30% of the regular fixed account values at the beginning of the contract year or $10,000, whichever is greater.

•	Automated surrenders may be restricted by applicable law under some contracts.

•	You may not make additional purchase payments if automated partial surrenders are in effect.

•	If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account (Current Contract) or DCA fixed account (Original Contract) (see “Special DCA Fixed Account”, “Fixed Account — DCA Fixed Account” and “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”).

•	Automated partial surrenders may result in income taxes and penalties on all or part of the amount surrendered.

•	If you have one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, you may set up automated partial surrenders up to the benefit amount available for withdrawal under the rider.

Minimum amount

Current Contract:

Transfers or surrenders:	$50

Original Contract:

Transfers or surrenders:	$100 monthly $250 quarterly, semiannually or annually

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3 By phone

Call:
1-800-333-3437

Minimum amount

Current Contract:

Transfers or surrenders:  $250 or entire contract balance

Original Contract:

Transfers or surrenders:  $500 or entire account balance

Maximum amount

Current Contract:

Transfers:                Contract value or entire account balance
Surrenders:                $100,000

Original Contract:

Transfers:                Contract value or entire account balance
Surrenders:                $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and surrenders are automatically available. You may request that telephone transfers and surrenders not be authorized from your account by writing to us.

Surrenders

You may surrender all or part of your contract at any time before the annuitization start date by sending us a written request or calling us. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay a contract administrative charge, surrender charges or any applicable optional rider charges (see “Charges”), federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). You cannot make surrenders after the annuitization start date except under Variable Annuity Payout Plan E. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the rider, your benefits under the rider may be reduced (see “Optional Benefits”). The first partial surrender request during the first contract year, for the SecureSource Stages 2 rider and any partial surrender request that reverses previous step-ups during the 3-year waiting period or exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement. This form shows the projected effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.

In addition, surrenders you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).

SURRENDER POLICIES
Current Contract:
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, GPAs, the Special DCA fixed account and/or the regular fixed account (if included) in the same proportion

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as your value in each account correlates to your total contract value, unless requested otherwise(1). The minimum contract value after partial surrender is $500.

Original Contract:
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). After executing a partial surrender, the value in each subaccount, one-year fixed account or GPA must be either zero or at least $50.

(1)	If you elected one of the SecureSource series of riders, you do not have the option to request from which account to surrender.

RECEIVING PAYMENT
By regular or express mail:

•	payable to you;

•	mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

– the surrender amount includes a purchase payment check that has not cleared;

– the NYSE is closed, except for normal holiday and weekend closings;

– trading on the NYSE is restricted, according to SEC rules;

– an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

– the SEC permits us to delay payment for the protection of security holders.

TSA — Special Provisions

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

–	you are at least age 59 1/2;

–	you are disabled as defined in the Code;

–	you severed employment with the employer who purchased the contract;

–	the distribution is because of your death;

–	the distribution is due to plan termination; or

–	you are a military reservist.

•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”)

 78  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

Changing the Annuitant

For the Current Contract, if you have a nonqualified annuity and are a natural person (excluding a revocable trust), you may change the annuitant or contingent annuitant if the request is made prior to the annuitization start date and while the existing annuitant or contingent annuitant is living. The change will become binding on us when we receive it. If you and the annuitant are not the same person and the annuitant dies before the annuitization start date, the owner becomes the annuitant unless a contingent annuitant has been previously selected. You may not change the annuitant if you have a qualified annuity or there is non-natural or revocable trust ownership.

For the Original Contract, annuitant changes are not allowed.

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders and any owner was not an owner before the change, all owners (including any prior owner who is still an owner after the ownership change) (along with the annuitant for the Original Contract) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

If you have an Income Assurer Benefit rider and/or the Benefit Protector Plus rider, the riders will terminate upon transfer of ownership of the annuity contract.

For the Original Contract, our current administrative practice is that if you have the Benefit Protector rider, the owner can choose to terminate the Benefit Protector rider during the 30-day window following the effective date of the ownership change.

For the Current Contract, if you have the Benefit Protector rider, if any owner is older than age 75 immediately following the ownership change, the rider will terminate upon change of ownership. If all owners are younger than age 76, the rider continues unless the owner chooses to terminate it during the 30-day window following the effective date of the ownership change. The Benefit Protector death benefit values may be reset (see “Optional Death Benefits – Benefit Protector Death Benefit Rider”).

For the Current Contract, the death benefit may change due to a change of ownership. If any owner is older than age 85 immediately following the ownership change, the MAV Death Benefit, 5% Accumulation Death Benefit and EDB will terminate, the ROPP Death Benefit will be unavailable, and the Contract Value Death Benefit will apply. If any owner is older than age 79 but all owners are younger than age 86, the MAV Death Benefit, the 5% Accumulation Death Benefit, and the EDB will terminate and the ROPP Death Benefit will apply. If all owners are age 79 or younger, the ROPP Death Benefit, MAV Death Benefit, 5% Accumulation Death Benefit or EDB will continue. The ROPP Death Benefit, MAV Death Benefit, 5% Accumulation Death Benefit and EDB values may be reset (see “Benefits in the Case of Death”). If the death benefit that applies to your contract changes due to an ownership change, the mortality and expense risk fee may change as well (see “Charges – Mortality and Expense Risk Fee”).

The SecureSource series – Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force, subject to state restrictions. For the SecureSource Stages 2 – Joint Life rider, if ownership is transferred from a covered spouse to their revocable trust(s), the annuitant must be one of the covered spouses. The Accumulation Protector Benefit, the SecureSource – Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 79

transfer of ownership of the annuity contract and the values may be reset. For SecureSource rider and Guarantor Withdrawal Benefit for Life rider, any ownership change that impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the ownership change on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. For the Secure Source Stages 2 – Single Life riders, Secure Source 20 – Single Life and SecureSource Stages – Single Life riders, an ownership change that results in different covered person will terminate the rider, subject to state restrictions. (See “Optional Benefits.”)

Benefits in Case of Death

Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)

We will pay the death benefit to your beneficiary upon your death if you die before the annuitization start date while this contract is in force. If a contract has more than one person as the owner, we will pay the benefits upon the first to die of any owner. The basic death benefit available under your contract at contract issue is the ROPP Death Benefit. In addition to the ROPP Death Benefit, we also offer the following optional death benefits at contract issue:

•	MAV Death Benefit;

•	5% Accumulation Death Benefit; or

•	Enhanced Death Benefit.

If it is available in your state and if you are age 79 or younger at contract issue, you can elect any one of the above optional death benefits. If you are age 80 or older at contract issue, the ROPP Death Benefit will apply.

Once you elect a death benefit, you cannot change it; however the death benefit that applies to your contract may change due to an ownership change (see “Changing Ownership”) or continuation of the contract by the spouse under the spousal continuation provision.

We show the death benefit that applies to your contract at issue on your contract’s data page. The death benefit determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges — Mortality and Expense Risk Fee.”)

We will base the benefit paid on the death benefit coverage in effect on the date of your death.

Here are some terms that are used to describe the death benefits:

Adjusted partial surrenders (calculated for ROPP and MAV Death Benefits)	=	PS × DB CV

PS = the amount by which the contract value is reduced as a result of the partial surrender.

DB = the applicable ROPP value or MAV on the date of (but prior to) the partial surrender

CV = contract value on the date of (but prior to) the partial surrender.

Covered Life Change: is either continuation of the contract by a spouse under the spousal continuation provision, or an ownership change where any owner after the ownership change was not an owner prior to the change.

Contract Value Death Benefit (CV Death Benefit): is the death benefit available if any owner after an ownership change or spouse who continues the contract under the spousal continuation provision is over age 85 and therefore cannot qualify for the ROPP death benefit. Under this benefit, we will pay the beneficiary the greater of:

–	the Full Surrender Value, or

–	the contract value after any rider charges have been deducted.

Full Surrender Value: is the contract value immediately prior to the surrender (immediately prior to payment of a death claim for death benefits) less:

•	any surrender charge,

•	pro rata rider charges,

•	the contract charge, and

plus:

•	any positive or negative market value adjustment.

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RETURN OF PURCHASE PAYMENTS (ROPP) DEATH BENEFIT

The ROPP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you die before the annuitization start date and while this contract is in force, the death benefit will be the greatest of:

1.	the contract value after any rider charges have been deducted,

2.	the ROPP Value, or

3.	the Full Surrender Value.

ROPP Value: is the total purchase payments on the contract issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.

After a covered life change for a spouse who continues the contract and is age 85 or younger, we reset the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If the spouse who continues the contract is age 86 or older, the ROPP Death Benefit will terminate and he or she will be eligible for the CV death benefit.

After a covered life change other than for the spouse who continues the contract, if the prior owner and all current owners are eligible for the ROPP death benefit we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less.

If the prior owner was not eligible for the ROPP but all current owners are eligible, we reset the ROPP value to the contract value after any rider charges have been deducted on the valuation date we receive your request for the ownership change.

If available in your state and you are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for certain older issue ages because the benefit values may be limited after age 80. Be sure to discuss with your investment professional whether or not these death benefits are appropriate for your situation.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1.	contract value after any rider charges have been deducted;

2.	the ROPP value as described above;

3.	the MAV; or

4.	the Full Surrender Value as described above.

The MAV equals the ROPP value prior to the first contract anniversary. Every contract anniversary prior to the earlier of your 81st birthday or your death, we compare the MAV to the current contract value and we reset the MAV to the higher amount. The MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders.

After a covered life change for a spouse who is age 79 or younger and continues the contract, we reset the MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).

After a covered life change other than for a spouse who continues the contract, if all owners are under age 80, we reset the MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:

(a) the contract value after any rider charges have been deducted, or

(b) the MAV on that date, but prior to the reset.

If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse’s beneficiaries depends on the spouse’s age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the MAV. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV death benefit.

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5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1.	contract value after any rider charges have been deducted;

2.	the ROPP value as described above;

3.	the 5% accumulation death benefit floor; or

4.	the Full Surrender Value as described above.

The key terms and provisions of the 5% Accumulation Death Benefit are:

5% Accumulation Death Benefit Floor: is equal to the sum of:

1.	the contract value in the Excluded Accounts (currently, regular fixed account and GPAs), if any, and

2.	the variable account floor.

Protected Account Base (PAB) and Excluded Account Base (EAB): Adjustments to variable account floor require tracking amounts representing purchase payments, not previously surrendered, that are allocated or transferred to the Protected Accounts (currently, subaccounts and the Special DCA fixed account) and Excluded Accounts.

–	PAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Protected Accounts.

–	EAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Excluded Accounts.

Variable Account Floor: Variable account floor is PAB increased on contract anniversaries prior to the earlier of your 81st birthday or your death.

Net Transfer: If multiple transfers are made on the same valuation day, they are combined to determine the net amount of contract value being transferred between the Protected Accounts and Excluded Accounts. This net transfer amount is used to adjust the EAB, PAB and variable account floor values.

Establishment of Variable Account Floor, PAB and EAB
On the contract date, 1) variable account floor and PAB are established as your initial purchase payment allocated to the Protected Accounts; and 2) EAB is established as your initial purchase payment allocated to the Excluded Accounts.

Adjustments to Variable Account Floor, PAB and EAB
Variable account floor, PAB and EAB are adjusted by the following:

1.	When an additional purchase payment is made;

(A) any payment you allocate to the Protected Accounts are added to PAB and to variable account floor, and

(B) any payment you allocate to the excluded accounts are added to EAB.

2.	When transfers are made to the Protected Accounts from the Excluded Accounts, we increase PAB and variable account floor, and we reduce EAB.

The amount we deduct from EAB and add to PAB and to variable account floor is calculated for each net transfer using the following formula:

a × b c	where:

  a = the amount the contract value in the Excluded Accounts is reduced by the net transfer

  b = EAB on the date of (but prior to) the transfer

  c = the contract value in the Excluded Accounts on the date of (but prior to) the transfer.

3.	When partial surrenders are made from the Excluded Accounts, we reduce EAB by the same amount as calculated above for transfers from the Excluded Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Excluded Accounts do not increase PAB.

4.	When transfers are made to the Excluded Accounts from the Protected Accounts, we reduce PAB and variable account floor, and increase EAB.

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The amounts we deduct from PAB and variable account floor are calculated for each net transfer using the following formula:

a × b c	where:

a = the amount the contract value in the Protected Accounts is reduced by the net transfer

b = the applicable PAB or variable account floor on the date of (but prior to) the transfer

c = the contract value in the Protected Accounts on the date of (but prior to) the transfer.

The amount we subtract from PAB is added to EAB.

5.	When partial surrenders are made from the Protected Accounts, we reduce PAB and variable account floor by the same amount as calculated above for transfers from the Protected Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Protected Accounts do not increase EAB.

6.	After a covered life change for a spouse who continues the contract, variable account floor and PAB are reset to the contract value in the Protected Accounts on the date of continuation. EAB is reset to the contract value in the Excluded Accounts on the date of continuation. The contract value is after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).

7.	After a covered life change other than for a spouse who continues the contract, variable account floor, PAB and EAB are reset on the valuation date we receive your written request for the covered life change if all owners are eligible for the 5% Accumulation Death Benefit.

  Variable account floor and PAB are reset to the lesser of A or B where:

     A = the contract value (after any rider charges have been deducted) in the Protected Accounts on that date, and

     B = Variable account floor on that date (but prior to the reset).

  EAB is reset to the lesser of A or B where:

     A = the contract value (after any rider charges have been deducted) in the Excluded Accounts on that date, and

     B = EAB on that date (but prior to the reset).

8.	On a contract anniversary when variable account floor is greater than zero:

(A)	On the first contract anniversary, we increase variable account floor by an amount equal to 5%, multiplied by variable account floor as of 60 days after the contract date.

(B)	On each subsequent contract anniversary prior to the earlier of your 81st birthday or your death, we increase variable account floor by 5%, multiplied by the prior contract anniversary’s variable account floor.

(C)	Any variable account floor increase on contract anniversaries does not increase PAB or EAB.

For contracts issued in New Jersey and Washington state, the cap on the variable account floor is 200% of PAB.

If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse’s beneficiaries depends on the spouse’s age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the 5% Accumulation Death Benefit. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV Death Benefit.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1.	contract value after any rider charges have been deducted;

2.	the ROPP value as described above;

3.	the MAV as described above;

4.	the 5% accumulation death benefit floor as described above; or

5.	the Full Surrender Value as described above.

If your spouse chooses to continue the contract under spousal continuation provision, the death benefit available for the spouse’s beneficiaries depends on the spouse’s age. If your spouse was age 79 or younger when the contract was continued, he

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or she will continue to be eligible for the Enhanced Death Benefit. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV Death Benefit.

For an example of how each death benefit is calculated, see Appendix C.

Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death. If a contract has more than one person as the owner or annuitant, we will pay the benefits upon the first to die of any owner or the annuitant. The basic death benefit available under your contract at contract issue is the ROP Death Benefit. In addition to the ROP Death Benefit, we also offer the following optional death benefits at contract issue:

•	MAV Death Benefit;

•	5% Accumulation Death Benefit; or

•	Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract’s data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges — Mortality and Expense Risk Fee.”)

We will base the benefit paid on the death benefit coverage you chose when you purchased the contract.

Here are some terms used to describe the death benefits:

Adjusted partial surrenders (calculated for ROP and MAV Death Benefits)	=	PS × DB CV

PS	=	the amount by which the contract value is reduced as a result of the partial surrender.
DB	=	the applicable ROP value or MAV on the date of (but prior to) the partial surrender.
CV	=	contract value on the date of (but prior to) the partial surrender.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you or the annuitant die before the annuitization start date and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:

1.	contract value; or

2.	total purchase payments applied to the contract minus adjusted partial surrenders.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

If available in your state and both you and the annuitant are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for certain older issue ages because the benefit values may be limited after age 80. Be sure to discuss with your investment professional whether or not these death benefits are appropriate for your situation.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial surrenders; or

3.	the MAV on the date of death.

Maximum Anniversary Value (MAV): is zero prior to the first contract anniversary. On the first contract anniversary, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total purchase payments applied to the contract minus adjusted partial surrenders.

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Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial surrenders. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1. contract value;

2. total purchase payments applied to the contract minus adjusted partial surrenders; or

3. the 5% variable account floor.

The key terms and provisions of the 5% Accumulation Death Benefit are:

5% Variable Account Floor: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

•	the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

•	plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

•	minus adjusted transfers and partial surrenders from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent purchase payments allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial surrenders from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81 or after the earlier of your or the annuitant’s death.

5% variable account floor adjusted transfers or partial surrenders	=	PST × VAF SAV

PST	=	the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial surrender or transfer from the subaccounts or the DCA fixed account.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial surrender.
SAV	=	value of the subaccounts and the DCA fixed account on the date of (but prior to) the transfer or partial surrender.

The amount of purchase payments surrendered or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a)	is the amount of purchase payments in the account or subaccount on the date of but prior to the current surrender or transfer; and

(b)	is the ratio of the amount of contract value transferred or surrendered from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current surrender or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments allocated to the subaccounts and the DCA fixed account that have not been surrendered or transferred out of the subaccounts or DCA fixed account.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit® 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these four values, minus any applicable rider charges:

1. contract value;

2. total purchase payments applied to the contract minus adjusted partial surrenders;

3. the MAV on the date of death as described above; or

4. the 5% variable account floor as described above.

For an example of how each death benefit is calculated, see Appendix C.

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IF YOU DIE BEFORE THE ANNUITIZATION START DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Nonqualified annuities
For the Current Contract:
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.

There will be no surrender charges on contract Option L from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (see “Optional Benefits” and “Benefits in the Case of Death”) If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see “Charges — Mortality and Expense Risk Fee”).

If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year after your death, or other date as permitted by the IRS; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

For the Original Contract:
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.

There will be no surrender charges on contract Option L from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See “Optional Benefits” and “Optional Death Benefits”.)

If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year after your death, or other date as permitted by the IRS; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

Qualified annuities
For the Current Contract:

•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no surrender charges on contract Option L from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see “Optional Benefits”, “Optional Death

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Benefits” and “Benefits in the Case of Death”). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see “Charges — Mortality and Expense Risk Fee”).

If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the Investment Options Form or the Portfolio Navigator Enrollment Form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the CV death benefit.

If you purchased this contract as an inherited IRA and your spouse is the sole beneficiary, he or she can elect to continue this contract as an inherited IRA.

If you purchased this contract as an inherited IRA and your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for their share of the death benefit and all optional death benefits and living benefits will terminate. Your spouse must follow the schedule of minimum withdrawals established based on your life expectancy.

•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year following the year of your death; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the CV death benefit.

In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

For the Original Contract:

•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no surrender charges on contract Option L from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See “Optional Benefits” and “Optional Death Benefits”.)

•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year following the year of your death; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the investment options form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the CV death benefit.

•	Annuity payout plan: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

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Optional Benefits

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

OPTIONAL LIVING BENEFITS

SECURESOURCE STAGES 2 RIDERS

The SecureSource Stages 2 rider is an optional benefit that you can add to your contract for an additional charge. This benefit is intended to provide to you, after the lifetime benefit is established, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. Additionally, this benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains.

The SecureSource Stages 2 rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract after the waiting period and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime. This rider may not be appropriate for you if you do not intend to limit withdrawals to the amount allowed in order to receive the full benefits of the rider.

Your benefits under the rider can be reduced if any of the following occurs:

•	If you take any withdrawals during the 1-year waiting period, the lifetime benefit amount will be determined using percentage B for the appropriate age band as long as rider benefits are payable;

•	If you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;

•	If you take a withdrawal and later choose to allocate your contract value to a fund of funds that is more aggressive than the target fund;

•	If the contract value is 20% or more below purchase payments increased by any contract anniversary gains or rider credits and adjusted for withdrawals (see withdrawal adjustment base described below).

The SecureSource Stages 2 rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year after the lifetime benefit is established. Your age at the time of the first withdrawal will determine the age band for as long as benefits are payable except as described in the lifetime payment percentage provision.

As long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with excess withdrawal processing. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.

Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time. Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.

Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.

AVAILABILITY

There are two optional SecureSource Stages 2 riders available under your contract:

•	SecureSource Stages 2 — Single Life

•	SecureSource Stages 2 — Joint Life

The information in this section applies to both SecureSource Stages 2 riders, unless otherwise noted.

For the purpose of this rider, the term “withdrawal” is equal to the term “surrender” in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

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The SecureSource Stages 2 — Single Life rider covers one person. The SecureSource Stages 2 — Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages 2 — Single Life rider or the SecureSource Stages 2 — Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource Stages 2 rider is an optional benefit that you may select for an additional annual charge if:

•	Single Life: you are 85 or younger on the date the contract is issued; or

•	Joint Life: you and your spouse are 85 or younger on the date the contract is issued.

The SecureSource Stages 2 riders are not available under an inherited qualified annuity.

The SecureSource Stages 2 rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:

•	Single Life: death (see “At Death” heading below).

•	Joint Life: the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below).

KEY TERMS

The key terms associated with the SecureSource Stages 2 rider are:

Age Bands: Each age band is associated with a two lifetime payment percentages. The covered person (Joint Life: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, in addition to your age, other factors determine when you move to a higher age band.

Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the covered person (Joint Life: the younger covered spouse) has reached the youngest age in the first age band. After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year.

Annual Step-Up: an increase in the benefit base and/or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.

Benefit Base (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.

Credit Base (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.

Excess Withdrawal: (1) a withdrawal taken before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment after the annual lifetime payment is established.

Excess Withdrawal Processing: a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.

Lifetime Payment Percentage: used to calculate your annual lifetime payment. Two percentages (“percentage A” and “percentage B”) are used for each age band. The difference between percentage A and percentage B is referred to as the income bonus. Percentage B is referred to as the minimum lifetime payment percentage.

Principal Back Guarantee (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.

Remaining Annual Lifetime Payment (RALP): as you take withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. After the annual lifetime payment is established, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.

Rider Credit: an amount that can be added to the benefit base on each of the first ten contract anniversaries based on a rider credit percentage of 8% for the first anniversary and 6% thereafter, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Investment performance and excess withdrawals may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits.

Waiting Period: the period of time before you can take a withdrawal without limiting benefits under the rider. If you take any withdrawals during the waiting period, the lifetime benefit amount will be determined using percentage B, the minimum lifetime payment percentage, for the appropriate age band and percentage A, and therefore the income bonus, will not be

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available as long as rider benefits are payable. The waiting period starts on the rider effective date and ends on the day prior to the first anniversary.

Withdrawal: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

Withdrawal Adjustment Base (WAB): one of the components used to determine the lifetime payment percentage after the waiting period. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.

IMPORTANT SECURESOURCE STAGES 2 RIDER CONSIDERATIONS

You should consider whether a SecureSource Stages 2 rider is appropriate for you taking into account the following considerations:

•	Lifetime Benefit Limitations: The lifetime benefit is subject to certain limitations, including but not limited to:

Single Life: Once the contract value equals zero, payments are made for as long as the covered person is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see “At Death” heading below). This possibility may present itself when there are multiple contract owners — when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.

Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).

•	Withdrawals: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 1-year waiting period, the lifetime benefit amount will be determined using percentage B for the appropriate age band and percentage A, and therefore the income bonus, will not be available as long as rider benefits are payable. Any withdrawals in the first 10 years will terminate any remaining rider credits. Also, if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available (“excess withdrawal”), the guaranteed amounts under the rider will be reduced.

•	Investment Allocation Restriction: You must elect one of the approved investment options. This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Market Timing”).

You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

Immediately following a withdrawal your contract value will be reallocated to the target investment option classification as shown in your contract if your current investment option is more aggressive than the target investment option classification. This automatic reallocation is not included in the total number of allowed investment option changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option classification that is more aggressive than the Moderate investment option after 30 days written notice.

After you have taken a withdrawal and prior to any benefit reset, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again and your rider benefit will be reset as follows:

1.	the BB, PBG and WAB will be reset to the contract value, if less than their current amount; and

2.	the ALP and RALP, if available, will be recalculated. You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

•	Non-Cancelable: Once elected, the SecureSource Stages 2 rider may not be cancelled (except as provided under “Rider Termination” heading below) and the charge will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).

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Dissolution of marriage does not terminate the SecureSource Stages 2 — Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages 2 — Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).

•	Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner’s death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.

For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant’s spouse or a trust that names the annuitant’s spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

If you select the SecureSource Stages 2 — Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see “Buying Your Contract — Purchase Payments”.

Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges — Surrender Charge”). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract’s FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD during the waiting period the lifetime benefit amount will be determined using percentage B for as long as rider benefits are payable. While the rider permits certain excess withdrawals to be taken for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.

•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.

LIFETIME BENEFIT DESCRIPTION

Single Life only: Covered Person: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.

Joint Life only: Covered Spouses: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see

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“Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.

Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the covered person (Joint life: younger covered spouses) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime payment percentage or BB changes as described below, the ALP will be recalculated. After the waiting period and when the ALP is established, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year.

If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.

Single Life: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person’s attained age equals age 50.

Joint Life: The ALP is established on the earliest of the following dates:

•	The rider effective date if the younger covered spouse has already reached age 50.

•	The date the younger covered spouse’s attained age equals age 50.

•	Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.

•	Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.

Remaining Annual Lifetime Payment (RALP): the annual lifetime payment guaranteed for withdrawal for the remainder of the contract year. The RALP is established at the same time as the ALP. The RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.

Lifetime Payment Percentage: used to calculate the annual lifetime payment. Two percentages are used for a given age band, percentage A or percentage B, depending on the factors described below.

For ages:

•	50-58, percentage A is 4% and percentage B is 3%.

•	59-64, percentage A is 5% and percentage B is 4%.

•	65-79, percentage A is 6% and percentage B is 5%.

•	80 and older, percentage A is 7% and percentage B is 6%.

The age band for the lifetime payment percentage is determined at the following times:

•	When the ALP is established: The age band used to calculate the initial ALP is the percentage for the covered person’s attained age (Joint life: younger covered spouse’s attained age).

•	On the covered person’s subsequent birthdays (Joint life: younger covered spouse’s subsequent birthdays): Except as noted below, if the covered person’s new attained age (Joint life: younger covered spouse’s attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any rider fee increase or if a withdrawal has been taken since the ALP was established, then the lifetime payment percentage will not change on subsequent birthdays.)

•	Upon annual step-ups (see “Annual Step ups” below).

•	For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was established and no rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse’s attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse’s attained age will be used to determine the age band for the lifetime payment percentage. In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse’s attained age.

The following determines whether percentage A or percentage B is used for each applicable age band:

During the waiting period, percentage B will be used. If you take a withdrawal in the waiting period, percentage B will be used and the income bonus will not be available for as long as rider benefits are payable.

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If no withdrawal is taken during the waiting period, after the waiting period a comparison of your contract value and the withdrawal adjustment base (WAB) determines whether percentage A or percentage B is used to calculate the ALP unless the percentage is fixed as described below. Market volatility, a prolonged flat, low or down market, rider credits, and the deduction of charges all impact whether you are eligible for percentage A or percentage B. On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then percentage A is used in calculating your ALP, otherwise percentage B is used. The benefit determining percentage is calculated as follows, but it will not be less than zero:

1 − (a/b) where:

a = Contract value at the end of the prior valuation period

b = WAB at the end of the prior valuation period

After the ALP is established and after the waiting period, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year. Beginning on the next rider anniversary, the lifetime payment percentage can change on each valuation day as described above until a withdrawal is taken in that contract year.

However, at the earliest of (1), (2) or (3) below Percentage A or Percentage B will be set and remain fixed as long as the benefit is payable:

•	if the ALP is established, when your contract value on a rider anniversary is less than two times the benefit base (BB) multiplied by percentage B for your current age band, or

•	when the contract value reduces to zero, or

•	on the date of death (Joint life: remaining covered spouse’s date of death) when a death benefit is payable.

For certain periods of time at our discretion and on a non-discriminatory basis, your lifetime payment percentage may be set by us to percentage A if more favorable to you.

Determination of Adjustments of Benefit Values: Your lifetime benefit values (benefit base (BB), credit base (CB) and withdrawal adjustment base (WAB)) and principal back guarantee (PBG) are determined at the following times and are subject to a maximum amount of $10 million each:

•	On the contract date: The WAB, CB, BB and PBG are set equal to the initial purchase payment.

•	When an additional purchase payment is made: If the WAB and CB are greater than zero, the WAB and CB will be increased by the amount of each additional purchase payment. The BB and PBG will be increased by the amount of each additional purchase payment.

•	When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits.

When a withdrawal is taken:

(a)	If the first withdrawal is taken during the waiting period, the WAB will be permanently reset to zero. If the first withdrawal is taken after the waiting period, the WAB will be reduced by the “adjustment for withdrawal,” as defined below.

(b)	If the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.

(c)	If the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the “adjustment for withdrawal,” and the PBG will be reduced by the greater of the amount of the withdrawal or the “adjustment for withdrawal,” but it will not be less than zero.

(d)	If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:

The PBG will be reset to the lesser of:

(i)	the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or

(ii)	the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:

a × b c	where:

a = the amount of the withdrawal minus the RALP

b = the PBG minus the RALP on the date of (but prior to) the withdrawal

c = the contract value on the date of (but prior to) the withdrawal minus the RALP

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The BB will be reduced by an amount as calculated below:

d × e f	where:

d = the amount of the withdrawal minus the RALP

e = the BB on the date of (but prior to) the withdrawal

f = the contract value on the date of (but prior to) the withdrawal minus the RALP.

Adjustment for Withdrawal Definition: When the WAB, PBG or BB is reduced by a withdrawal in the same proportion as the contract value is reduced, the proportional amount deducted is the “adjustment for withdrawal.” The “adjustment for withdrawal” is calculated as follows:

g × h i	where:

g = the amount the contract value is reduced by the withdrawal

h = the WAB, BB or PBG (as applicable) on the date of (but prior to) the withdrawal

i = the contract value on the date of (but prior to) the withdrawal.

Rider Anniversary Processing: The following describes how the WAB, BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.

•	The WAB on rider anniversaries: Unless the WAB is permanently reset to zero or you decline any rider fee increase, the WAB (after any rider credit is added) will be increased to the contract value, if the contract value is greater.

•	Rider Credits: If you did not take any withdrawals and you did not decline any rider fee increase, rider credits are available for the first ten contract anniversaries. On the first anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. On any subsequent anniversaries, the rider credit equals the CB as of the prior rider anniversary multiplied by 6%. On the first anniversary the BB and WAB will be set to the greater of the current BB, or the BB 180 days following the contract date increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. On any subsequent rider credit dates the BB and WAB will be set to the greater of the current BB, or the BB on the prior anniversary increased by the rider credit and any additional purchase payments since the prior anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the 10th rider anniversary after any adjustment to the WAB and BB, and there will be no additional rider credits.

•	Annual step ups: Beginning with the first rider anniversary, an annual step-up may be available. If you decline any rider fee increase, future annual step-ups will no longer be available.

The annual step-up will be executed on any rider anniversary where the contract value is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person’s attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.

OTHER PROVISIONS

Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:

•	The annual lifetime payment is established;

•	The RMD is for your contract alone;

•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

•	The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. If any withdrawal is taken in the waiting

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period, including RMDs, Percentage B for the applicable age band will be used as long as rider benefits are payable. Any withdrawals taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. The amount in excess of the RALP that is not subject to excess withdrawal processing will be recalculated if the ALP changes due to lifetime payment percentage changes. See Appendix E for additional information.

Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):

Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages 2 — Single Life rider terminates.

Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Stages 2 — Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.

Unless you decline a rider fee increase, at the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Rider Anniversary Processing — Annual Step-Up” heading above) also apply to the spousal continuation step-up except that the RALP will be reduced for any prior withdrawals in that contract year. The WAB, if greater than zero, will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.

Rules for Surrender: Minimum contract values following surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.

If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:

•	If the ALP is not established and if the contract value is reduced to zero as a result of fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (Joint Life: both covered spouses).

•	If the ALP is established and if the contract value is reduced to zero as a result of fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (Joint Life: both covered spouses).

In either case above:

•	These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.

•	We will no longer accept additional purchase payments.

•	No more charges will be collected for the rider.

•	The current ALP is fixed for as long as payments are made.

•	The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.

•	The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.

•	If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal, this rider and the contract will terminate.

•	If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.

At Death:

Single Life: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.

Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:

•	elect to take the death benefit under the terms of the contract, or

•	elect to take the principal back guarantee available under this rider, or

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•	continue the contract and the SecureSource Stages 2 — Joint Life rider under the spousal continuation option.

For single and joint life, if the beneficiary elects the principal back guarantee under this rider, the following will occur:

1.	If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.

2.	If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age in the first age band will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.

In either of the above cases:

•	After the date of death, there will be no additional rider credits or annual step-ups.

•	The lifetime payment percentage used will be set as of the date of death.

•	The amount paid in the current contract year will be reduced for any prior withdrawals in that year.

3.	On the date of death (Joint life: remaining covered spouse’s date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.

4.	If the PBG equals zero, the benefit terminates. No further payments are made.

Contract Ownership Change:

Single Life: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.

Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.

Assignment: If allowed by state law, an assignment is subject to our approval.

Annuity Provisions: If your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages 2 rider. Under the rider’s payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (Joint Life: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.

If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.

RIDER TERMINATION

The SecureSource Stages 2 rider cannot be terminated either by you or us except as follows:

•	Single Life: a change of ownership that would result in a different covered person will terminate the rider.

•	Single Life: after the death benefit is payable, the rider will terminate.

•	Single Life: spousal continuation will terminate the rider.

•	Joint Life: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.

•	On the annuitization start date, the rider will terminate.

•	You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (see “Charges — SecureSource Stages 2 rider charge”).

•	When the contract value is zero and either the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.

•	Termination of the contract for any reason will terminate the rider.

For an example, see Appendix D.

ACCUMULATION PROTECTOR BENEFIT RIDER
(available for Contract Option L and Contract Option C)

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The Accumulation Protector Benefit rider is an optional benefit, available for contract applications signed on or after May 3, 2010, that you may select for an additional charge. We have offered a different version of the Accumulation Protector Benefit rider for the Original Contract Option L with applications signed prior to June 1, 2009. The description of the Accumulation Protector Benefit rider in this section applies to both Original Contract and Current Contract unless noted otherwise. The Accumulation Protector Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Protector Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date. On the benefit date, if the contract value is equal to or greater than the Minimum Contract Accumulation Value, as determined under the Accumulation Protector Benefit rider, the Accumulation Protector Benefit rider ends without value and no benefit is payable.

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. Exception: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.

For the Current Contract, if you are (or if the owner is a non-natural person, then the annuitant is) age 80 or younger at contract issue and this rider is available in your state, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. For the Original Contract, you may have elected the Accumulation Protector Benefit rider at the time you purchased your contract and the rider effective date was the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the “Terminating the Rider” section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. After the waiting period, you have the following options:

•	Continue your contract;

•	Take partial surrenders or make a full surrender; or

•	Annuitize your contract.

The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource Stages 2 rider.

You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:

•	you must be invested in one of the approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments to the Special DCA fixed account, when available (see “The Special DCA Fixed Account”), and we will make monthly transfers into the investment option you have chosen. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds.”);

•	you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider. Some exceptions apply (see “Additional Purchase Payments with Elective Step Up” below). In addition, we reserve the right to change these additional purchase payment limitations, including making further restrictions, upon written notice;

•	if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

•	if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;

•	the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step-up option (described below) or your surviving spouse exercises the spousal continuation elective step-up (described below); and

•	the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see “Charges”).

Be sure to discuss with your investment professional whether an Accumulation Benefit rider is appropriate for your situation.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 97

Here are some general terms that are used to describe the operation of the Accumulation Protector Benefit:

Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.

Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

Adjustments for Partial Surrenders: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a)	is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and

(b)	is the MCAV on the date of (but immediately prior to) the partial surrender.

Waiting Period: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider fee.

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.

Automatic Step Up
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

Elective Step Up Option
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

We may increase the fee for your rider (see “Charges — Accumulation Protector Benefit Rider Charge”). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step up. Elective step ups will also result in a restart of the waiting period as of the most recent contract anniversary.

The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available for inherited IRAs or if the benefit date would be after the annuitization start date.

Additional Purchase Payments with Annual Elective Step Ups — Current Contract Only
If your MCAV is increased as a result of elective step up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments received during this period. We reserve the right to change these additional purchase payment limitations.

Spousal Continuation
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we

 98  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

receive their written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary.

Change of Ownership or Assignment
Subject to state limitations, a change of ownership or assignment is subject to our approval.

Terminating the Rider
The rider will terminate under the following conditions:

The rider will terminate before the benefit date without paying a benefit on the date:

•	you take a full surrender;

•	annuitization begins;

•	the contract terminates as a result of the death benefit being paid; or

•	when a beneficiary elects an alternative payment plan which is an inherited IRA.

The rider will terminate on the benefit date.

For an example, see Appendix L.

OPTIONAL LIVING BENEFITS
(For contracts with application signed before July 19, 2010)
If you bought a contract before July 19, 2010 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.

If you purchased	and you selected one of the	Disclosure for this benefit may be
a contract(1)...	following optional living benefits...	found in the following Appendix:
Before April 29, 2005	Guarantor Withdrawal Benefit (“Rider B”)	Appendix J
April 29, 2005 – April 30, 2006	Guarantor Withdrawal Benefit (“Rider A”)	Appendix J
May 1, 2006 – April 30, 2007	Guarantor Withdrawal Benefit for Life	Appendix I
Before May 1, 2007	Income Assurer Benefit	Appendix K
Before Aug. 10, 2009	SecureSource Rider	Appendix M
Before Nov. 30, 2009	SecureSource 20 Rider	Appendix N
Before July 19, 2010	SecureSource Stages Rider	Appendix O

(1)	These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents.

OPTIONAL ADDITIONAL DEATH BENEFITS

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector provides reduced benefits if you (Current Contract) or you or the annuitant (Original Contract) are 70 or older at the rider effective date, The Benefit Protector does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and you (Current Contract) or both you and the annuitant (Original Contract) are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 99

The Benefit Protector provides that if you (Current Contract) or you or the annuitant (Original Contract) die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:

•	the applicable death benefit, plus:

•	40% of your earnings at death if you (Current Contract) or you and the annuitant (Original Contract) were under age 70 on the rider effective date; or

•	15% of your earnings at death if you (Current Contract) or you or the annuitant (Original Contract) were 70 or older on the rider effective date.

For the Current Contract, if this rider is effective after the contract date or if there has been a covered life change, remaining purchase payment is established or set as the contract value on the rider effective date or, if later, the date of the most recent covered life change. Thereafter, remaining purchase payments is increased by the amount of each additional purchase payment and adjusted for each partial surrender.

Earnings at death: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus remaining purchase payments (also referred to as purchase payments not previously surrendered under the Original Contract). Partial surrenders will come from any earnings before reducing purchase payments in the contract. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

Note: Purchase payments not previously surrendered is calculated differently and is not the same value as purchase payments not previously surrendered used in the surrender charge calculation.

Terminating the Benefit Protector
Current Contract:

•	You may terminate the rider within 30 days after the first rider anniversary.

•	You may terminate the rider within 30 days after any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full surrender from the contract or on the annuitization start date.

•	Your spouse may terminate the rider within 30 days following the effective date of the spousal continuation if your spouse is age 75 or younger.

•	A new owner may terminate the rider within 30 days following the effective date of an ownership change if the new owner is age 75 or younger.

•	The rider will terminate for a spousal continuation or ownership change if the spouse or new owner is age 76 or older at the time of the change.

•	The rider will terminate after the death benefit is payable, unless the spouse continues the contract under spousal continuation provision.

•	The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.

Original Contract:

•	You may terminate the rider within 30 days of the first rider anniversary.

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	Our current administrative practice allows a new owner or your spouse to terminate the rider within 30 days following the effective date of the ownership change or spousal continuation.

•	The rider will terminate when you make a full surrender from the contract or on the annuitization start date.

•	The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.

If your spouse is the sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner. For Current Contract, your spouse will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the new spouse at the time of the change will be used to determine the earnings at death percentage going forward. If your spouse does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value) and we will substitute this new contract value on the date of death for “remaining purchase payments” used in calculating earnings at death.

For Current Contract, after a covered life change other than a spouse that continues the contract, the new owner will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the new owner at the time of the change will be used to determine the earnings at death percentage going forward. If the new owner does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age

 100  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

we will substitute the contract value on the date of the ownership changes for remaining purchase payments used in calculating earnings at death.

For an example, see Appendix F.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector Plus provides reduced benefits if you (Current Contract), or you or the annuitant (Original Contract) are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your investment professional whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and you (Current Contract) or both you and the annuitant (Original Contract) are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers. If this is a non-qualified annuity, transfers, exchanges or rollovers must be from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you (Current Contract), or you or the annuitant (Original Contract) die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:

•	the benefits payable under the Benefit Protector described above, plus:

•	a percentage of purchase payments made within 60 days of contract issue not previously surrendered as follows:

	Percentage if you (Current Contract)	Percentage if you (Current Contract)
	or you and the annuitant (Original Contract) are	or you or the annuitant (Original Contract) are
Rider year when death occurs;	under age 70 on the rider effective date	70 or older on the rider effective date

One and Two	0%	0%

Three and Four	10%	3.75%

Five or more	20%	7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

•	the applicable death benefit plus:

	If you (Current Contact) or you and the	If you (Current Contract) or you or the
	annuitant (Original Contract) are under	annuitant (Original Contract) are age 70
Rider year when death occurs;	age 70 on the rider effective date, add . . .	or older on the rider effective date, add . . .

One	Zero	Zero

Two	40% x earnings at death (see above)	15% x earnings at death

Three and Four	40% x (earnings at death + 25% of initial purchase payment*)	15% x (earnings at death + 25% of initial purchase payment*)

Five or more	40% x (earnings at death + 50% of initial purchase payment*)	15% x (earnings at death + 50% of initial purchase payment*)

*	Initial purchase payments are payments made within 60 days of rider issue not previously surrendered.

Terminating the Benefit Protector Plus

•	You may terminate the rider within 30 days of the first rider anniversary.

•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

•	The rider will terminate when you make a full surrender from the contract, on the annuitization start date, or when the death benefit is payable.

•	The rider will terminate if there is an ownership change.

•	The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 101

If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value for the Current Contract). We will then terminate the Benefit Protector Plus (see “Benefits in Case of Death”).

For an example, see Appendix G.

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below, except under annuity payout Plan E. (See “Charges — Surrender charge under Annuity Payout Plan E”).

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your annuitization start date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts” and “Taxes — Qualified Annuities — Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) are not available during this payout period. Additionally, Portfolio Stabilizer funds are not available during this payout period.

Amounts of fixed and variable payouts depend on:

•	the annuity payout plan you select;

•	the annuitant’s age and, in most cases, sex;

•	the annuity table in the contract; and

•	the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate.

For information with respect to transfers between accounts after annuity payouts begin, (see “Making the Most of Your Contract — Transfer policies”).

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose an annuity payout plan by giving us written instructions at least 30 days before the annuitization start date. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.

•	Plan A – Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

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•	Plan B – Life annuity with five, ten, 15 or 20 years certain: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.

•	Plan C – Life annuity — installment refund: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

•	Plan D

–	Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

–	Joint and last survivor life annuity with 20 years certain: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

•	Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5%. (See “Charges — Surrender charge under Annuity Payout Plan E.”) A 10% IRS penalty tax could apply to the taxable portion if you take a surrender. (See “Taxes.”).

•	Guaranteed Withdrawal Benefit Annuity Payout Option (available only under contracts with the SecureSource, Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit riders): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see “Optional Benefits — SecureSource Riders”, “Appendix I: Guarantor Withdrawal Benefit for Life Rider” or “Appendix J: Guarantor Withdrawal Benefit Rider”). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

•	Remaining Benefit Annuity Payout Option (available only under contracts with the SecureSource 20 rider): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see “Optional Benefits — SecureSource 20 Riders”). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your

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payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

•	in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

•	over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

For qualified and nonqualified contracts with the SecureSource Stages rider, on the annuitization start date you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the rider. Under the rider’s payout option, the minimum amount payable shown in Table B will not apply, and you will receive the ALP provided by this rider until the later of the death of covered person (Joint Life: both covered spouses) or depletion of the PBG. If you choose to receive the ALP, the amount payable each year will be equal to the ALP on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If You choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the principal back guarantee. You must select a payout plan as of the annuitization start date set forth in your contract.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time amounts are applied to an annuity payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan to the owner in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin: If you (Current Contract), or you or the annuitant (Original Contract) die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

Annuity payouts: Generally, unlike surrenders described below, the taxation of annuity payouts are subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

Surrenders: Generally, if you surrender all or part of your nonqualified annuity before the annuitization start date, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value

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immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Withholding: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death — If You Die Before the Annuitization Start Date”).

Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.

Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.

Penalties: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

•	because of your death or in the event of nonnatural ownership, the death of annuitant;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if it is allocable to an investment before Aug. 14, 1982; or

•	if annuity payouts are made under immediate annuities as defined by the Code.

Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.

1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment,

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annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.

For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange. Different IRS limitations on withdrawals apply to partial exchanges completed prior to October 24, 2011.

Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty on the taxable portion.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.

Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Surrenders: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

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If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

•	the payout is a RMD as defined under the Code;

•	the payout is made on account of an eligible hardship; or

•	the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

•	because of your death;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

•	to pay certain medical or education expenses (IRAs only); or

•	if the distribution is made from an inherited IRA.

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death — If you Die Before the Annuitization Start Date”).

Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new surrender charge schedule for an annuity contract, or other product rules as applicable.

Assignment: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your

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contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable, on the taxable portion.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death (Current Contract), or your or the annuitant’s death (Original Contract) as an annuity death benefit distribution, not as proceeds from life insurance.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Spousal status: In the case of United States v. Windsor, Section 3 of the Defense of Marriage Act was declared unconstitutional by the U.S. Supreme Court. As a result of this ruling, same sex marriages recognized under state law must be afforded all of the benefits of marriage for federal law purposes. The IRS subsequently provided interpretive guidance which, for federal tax purposes, determined the recognition of a same sex marriage is based on the state or foreign jurisdiction in which the marriage occurred. In addition, the guidance states that other relationships that may be recognized under state law, such as civil unions or domestic partnerships, are not considered marriages for federal tax purposes. Therefore, if you are in a civil union or other non-marital relationship recognized under state law, you will not receive the favorable federal tax treatment normally afforded to married couples.

When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.

If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

•	the reserve held in each subaccount for your contract; divided by

•	the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

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Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

•	laws or regulations change;

•	the existing funds become unavailable; or

•	in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

•	add new subaccounts;

•	combine any two or more subaccounts;

•	transfer assets to and from the subaccounts or the variable account; and

•	eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio — Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

About the Service Providers

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Sales of the Contract

•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.

•	The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

•	The contract is offered to customers of various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any legal responsibility to pay amounts that are owed under the contract. The obligations and guarantees under the contract are our sole responsibility.

Payments We Make to Selling Firms

•	We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.75% each time a purchase payment is made for contract Option L and 1.00% for contract Option C. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.

•	We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for both contract options offered for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

•	In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We may

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offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

•	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

•	marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

•	providing service to contract owners; and

•	funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

Sources of Payments to Selling Firms
We pay the commissions and other compensation described above from our assets. Our assets may include:

•	revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see “Expense Summary”);

•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The Funds”);

•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and

•	revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

•	fees and expenses we collect from contract owners, including surrender charges; and

•	fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:

•	give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

•	cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

•	cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

Payments to Investment Professionals

•	The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

•	To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

 110  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

LEGAL PROCEEDINGS
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota and a multistate insurance department examination). RiverSource Life has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Additional Information

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2013, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access this document, see “SEC Filings” under “Investor Relations” on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 111

APPENDICES

Table of Contents and Cross-Reference Table

APPENDIX NAME	PAGE #	CROSS-REFERENCE	PAGE #

Appendix A: Example — Market Value Adjustment (MVA)	p. 113	Guarantee Period Accounts (GPAs)	p. 40
Appendix B: Example — Surrender Charges for Contract Option L	p. 115	Charges — Surrender Charges	p. 51
Appendix C: Example — Death Benefits	p. 124	Benefits in Case of Death	p. 79
Appendix D: Example — SecureSource series of riders	p. 130	Optional Benefits — Optional Living Benefits	p. 88
Appendix E: SecureSource series of riders — Additional RMD Disclosure	p. 138	Optional Benefits — Optional Living Benefits	p. 99
Appendix F: Example — Benefit Protector Death Benefit Rider	p. 140	Optional Benefits — Benefit Protector Death Benefit Rider	p. 99
Appendix G: Example — Benefit Protector Plus Death Benefit Rider	p. 142	Optional Benefits — Benefit Protector Plus Death Benefit Rider	p. 101
Appendix H: Asset Allocation Program for Contracts with Applications Signed Before May 1, 2006	p. 144
Appendix I: Guarantor Withdrawal Benefit for Life Rider Disclosure	p. 145	N/A
Appendix J: Guarantor Withdrawal Benefit Rider Disclosure	p. 157	N/A
Appendix K: Example — Income Assurer Benefit Riders Disclosure	p. 165	N/A
Appendix L: Example — Accumulation Protector Benefit Rider	p. 174	Optional Benefits — Optional Living Benefits	p. 88
Appendix M: SecureSource Rider Disclosure	p. 175	N/A
Appendix N: SecureSource 20 Rider Disclosure	p. 188	Condensed Financial Information	p. 20
Appendix O: SecureSource Stages Rider Disclosure	p. 202	N/A
Appendix P: Example — Withdrawal Benefit Riders: Elective Step Up or Elective Spousal Continuation Step Up	p. 212	Optional Benefits — Optional Living Benefits	p. 88
Appendix Q: Condensed Financial Information (Unaudited)	p. 213

The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account (Current Contract), DCA fixed account (Original Contract), regular fixed account (Current Contract), and one-year fixed account (Original Contract) and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices include a partial surrender to illustrate the effect of a partial surrender on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial surrenders from the contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

 112  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix A: Example — Market Value Adjustment (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as “early surrenders.”

Assumptions:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

•	we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

•	after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. In this case, that is seven years.

Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year guarantee period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA’s 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year guarantee period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA’s 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

Sample MVA Calculations
The precise MVA formula we apply is as follows:

Early surrender amount ×	[(	1 + i 1 + j + .001)	n/12	− 1 ]	= MVA

Where	i	=	rate earned in the GPA from which amounts are being transferred or surrendered.
	j	=	current rate for a new guarantee period equal to the remaining term in the current guarantee period.
	n	=	number of months remaining in the current guarantee period (rounded up).

Examples — MVA
Using assumptions similar to those we used in the examples above:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

•	we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

•	after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.

Example 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year guarantee period are earning 3.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .035 + .001)	84/12	− 1]	= –$39.84

In this example, the MVA is a negative $39.84.

Example 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year guarantee period are earning 2.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .025 + .001)	84/12	− 1]	= $27.61

In this example, the MVA is a positive $27.61.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 113

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your surrender charge percentage is 6% due to the surrender charge schedule under contract Option L. (See “Charges — Surrender Charge”). We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable surrender charge under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.

 114  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix B: Example — Surrender Charges for Contract Option L

Example — Surrender Charges

We determine your surrender charge by multiplying the amount of each purchase payment surrendered which could be subject to a surrender charge by the applicable surrender charge percentage, and then totaling the surrender charges. We calculate the amount of purchase payments surrendered (PPS) as:

Current Contract:
PPS	=	PPSC + PPF
PPSC	=	purchase payments surrendered that could be subject to a surrender charge
	=	(PS – FA) / (CV – FA) × (PP – PPF)
PPF	=	purchase payments surrendered that are not subject to a surrender charge
	=	FA – contract earnings, but not less than zero
PP	=	purchase payments not previously surrendered (total purchase payments – PPS from all previous surrenders)
PS	=	amount the contract value is reduced by the surrender
FA	=	total free amount = greater of contract earnings or 10% of prior anniversary’s contract value
CV	=	contract value prior to the surrender
Original Contract:
PPS	=	XSF + (ACV – XSF) / (CV – TFA) × (PPNPS – XSF)
XSF	=	10% of prior anniversary’s contract value – contract earnings, but not less than zero
ACV	=	amount the contract value is reduced by the surrender – contract earnings, but not less than zero
TFA	=	total free amount = greater of contract earnings or 10% of prior anniversary’s contract value
PPNPS	=	purchase payments not previously surrendered (total purchase payments – PPS from all previous surrenders)
CV	=	contract value prior to the surrender

When determining the surrender charge, contract earnings are defined as the contract value, including any positive or negative MVA on amounts being surrendered, less purchase payments not previously surrendered. We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the regular fixed account (Current Contract), the one-year fixed account (Original Contract), the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract). If the contract value is less than purchase payments received and not previously surrendered, then contract earnings are zero.

The examples below show how the surrender charge for a full and partial surrender is calculated for Contract Option L with a four-year surrender charge schedule. Each example illustrates the amount of the surrender charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 115

Current Contract:

Full surrender charge calculation — four-year surrender charge schedule:

This is an example of how we calculate the surrender charge on a contract with a four-year (from the date of each purchase payment) surrender charge schedule and the following history:

Assumptions:

•	We receive a single $50,000 purchase payment;

•	During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 6.0%; and

•	You have made no prior surrenders.

We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss

	Contract value just prior to surrender:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00

We calculate the surrender charge as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PP):	50,000.00	50,000.00

	Earnings in the contract (but not less than zero):	10,000.00	0.00
Step 2.	Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	FA (but not less than zero):	10,000.00	4,200.00
Step 3.	Next we determine PPF, the amount by which the total free amount (FA) exceeds earnings.
	Total free amount (FA):	10,000.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	PPF (but not less than zero):	0.00	4,200.00

Step 4.	Next we determine PS, the amount by which the contract value is reduced by the surrender.
	PS:	60,000.00	40,000.00

Step 5.	Now we can determine how much of the PP is being surrendered (PPS) as follows:
	PPS = PPF + PPSC
	= PPF + (PS− FA) / (CV − FA) * (PP − PPF)
	PPF from Step 3 =	0.00	4,200.00
	PS from Step 4 =	60,000.00	40,000.00
	CV from Step 1 =	60,000.00	40,000.00
	FA from Step 2 =	10,000.00	4,200.00
	PP from Step 1 =	50,000.00	50,000.00

	PPS =	50,000.00	50,000.00

 116  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

		Contract with Gain	Contract with Loss

Step 6.	We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
	PPS:	50,000.00	50,000.00
	less PPF:	0.00	4,200.00

	PPSC = amount of PPS subject to a surrender charge:	50,000.00	45,800.00
	multiplied by the surrender charge rate:	× 6.0%	× 6.0%

	surrender charge:	3,000.00	2,748.00

Step 7.	The dollar amount you will receive as a result of your full surrender is determined as:
	Contract value surrendered:	60,000.00	40,000.00
	Surrender charge:	(3,000.00)	(2,748.00)
	Contract charge (assessed upon full surrender):	(40.00)	(40.00)

	Net full surrender proceeds:	56,960.00	37,212.00

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 117

Current Contract:

Partial surrender charge calculation — four-year surrender charge schedule:

This is an example of how we calculate the surrender charge on a contract with a four-year (from the date of each purchase payment) surrender charge schedule and the following history:

Assumptions:

•	We receive a single $50,000 purchase payment;

•	During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 6.0%; and

•	You have made no prior surrenders.

We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss

	Contract value just prior to surrender:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

We calculate the surrender charge for each estimate as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PP):	50,000.00	50,000.00

	Earnings in the contract (but not less than zero):	10,000.00	0.00
Step 2.	Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	FA (but not less than zero):	10,000.00	4,200.00
Step 3.	Next we determine PPF, the amount by which the total free amount (FA) exceeds earnings.
	Total free amount (FA):	10,000.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	PPF (but not less than zero):	0.00	4,200.00

Step 4.	Next we determine PS, the amount by which the contract value is reduced by the surrender.
	PS (determined by iterative process described above):	15,319.15	15,897.93

Step 5.	Now we can determine how much of the PP is being surrendered (PPS) as follows:
	PPS = PPF + PPSC
	= PPF + (PS− FA) / (CV − FA) * (PP − PPF)
	PPF from Step 3 =	0.00	4,200.00
	PS from Step 4 =	15,319.15	15,897.93
	CV from Step 1 =	60,000.00	40,000.00
	FA from Step 2 =	10,000.00	4,200.00
	PP from Step 1 =	50,000.00	50,000.00

 118  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

		Contract with Gain	Contract with Loss

	PPS =	5,319.15	19,165.51
Step 6.	We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
	PPS:	5,319.15	19,165.51
	less PPF:	0.00	4,200.00

	PPSC = amount of PPS subject to a surrender charge:	5,319.15	14,965.51
	multiplied by the surrender charge rate:	× 6.0%	× 6.0%

	surrender charge:	319.15	897.93

Step 7.	The dollar amount you will receive as a result of your partial surrender is determined as:
	Contract value surrendered:	15,319.15	15,897.93
	Surrender charge:	(319.15)	(897.93)

	Net partial surrender proceeds:	$15,000.00	$15,000.00

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 119

Original Contract:

Full surrender charge calculation — four year surrender charge schedule:

This is an example of how we calculate the surrender charge on a contract with a four-year (from the date of each purchase payment) surrender charge schedule and the following history:

Assumptions:

•	We receive a single $50,000 purchase payment; and

•	You surrender the contract for its total value during the fourth contract year after you made the single purchase payment. The surrender charge percentage in the fourth year after a purchase payment is 6.0%; and

•	You have made no prior surrenders.

We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss

	Contract value just prior to surrender:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00

We calculate the surrender charge as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PPNPS):	50,000.00	50,000.00

	Earnings in the contract (but not less than zero):	10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	TFA (but not less than zero):	10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value surrendered exceeds earnings.
	Contract value surrendered:	60,000.00	40,000.00
	Less earnings in the contract:	10,000.00	0.00

	ACV (but not less than zero):	50,000.00	40,000.00

Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s Contract Value exceeds earnings.
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	XSF (but not less than zero):	0.00	4,200.00

Step 5.	Now we can determine how much of the PPNPS is being surrendered (PPS) as follows:
	PPS = XSF + (ACV − XSF) / (CV − TFA) * (PPNPS − XSF)
	XSF from Step 4 =	0.00	4,200.00
	ACV from Step 3 =	50,000.00	40,000.00
	CV from Step 1 =	60,000.00	40,000.00
	TFA from Step 2 =	10,000.00	4,200.00
	PPNPS from Step 1 =	50,000.00	50,000.00

	PPS =	50,000.00	50,000.00

 120  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

		Contract with Gain	Contract with Loss

Step 6.	We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
	PPS:	50,000.00	50,000.00
	less XSF:	0.00	4,200.00

	amount of PPS subject to a surrender charge:	50,000.00	45,800.00
	multiplied by the surrender charge rate:	× 6.0%	× 6.0%

	surrender charge:	3,000.00	2,748.00

Step 7.	The dollar amount you will receive as a result of your full surrender is determined as:
	Contract value surrendered:	60,000.00	40,000.00
	Surrender charge:	(3,000.00)	(2,748.00)
	Contract charge (assessed upon full surrender):	(40.00)	(40.00)

	Net full surrender proceeds:	56,960.00	37,212.00

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 121

Original Contract:

Partial surrender charge calculation — four-year surrender charge schedule:

This is an example of how we calculate the surrender charge on a contract with a four-year (from the date of each purchase payment) surrender charge schedule and the following history:

Assumptions:

•	We receive a single $50,000 purchase payment; and

•	You request a net partial surrender of $15,000.00 during the fourth contract year after you made the single purchase payment. The surrender charge percentage in the fourth year after a purchase payment is 6.0%; and

•	You have made no prior surrenders.

We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss

	Contract value just prior to surrender:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

We calculate the surrender charge for each estimate as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PPNPS):	50,000.00	50,000.00

	Earnings in the contract (but not less than zero):	10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	TFA (but not less than zero):	10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value surrendered exceeds earnings.
	Contract value surrendered:	15,319.15	15,897.93
	Less earnings in the contract:	10,000.00	0.00

	ACV (but not less than zero):	5,319.15	15,897.93
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	XSF (but not less than zero):	0.00	4,200.00

 122  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

		Contract with Gain	Contract with Loss

Step 5.	Now we can determine how much of the PPNPS is being surrendered (PPS) as follows:
	PPS = XSF + (ACV − XSF) / (CV − TFA) * (PPNPS − XSF)
	XSF from Step 4 =	0.00	4,200.00
	ACV from Step 3 =	5,319.15	15,897.93
	CV from Step 1 =	60,000.00	40,000.00
	TFA from Step 2 =	10,000.00	4,200.00
	PPNPS from Step 1 =	50,000.00	50,000.00

	PPS =	5,319.15	19,165.51
Step 6.	We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
	PPS:	5,319.15	19,165.51
	less XSF:	0.00	4,200.00

	amount of PPS subject to a surrender charge:	5,319.15	14,965.51
	multiplied by the surrender charge rate:	× 6.0%	× 6.0%

	surrender charge:	319.15	897.93
Step 7.	The dollar amount you will receive as a result of your partial surrender is determined as:
	Contract value surrendered:	15,319.15	15,897.93
	Surrender charge:	(319.15)	(897.93)

	Net partial surrender proceeds:	15,000.00	15,000.00

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 123

Appendix C: Example — Death Benefits

Current Contract:

Example — ROPP Death Benefit

Assumptions:

•	You purchase the contract with a payment of $20,000; and

•	on the first contract anniversary you make an additional purchase payment of $5,000; and

•	During the second contract year the contract value falls to $22,000 and you take a $1,500 (including surrender charge) partial surrender; and

•	During the third contract year the contract value grows to $23,000.

We calculate the ROPP Death Benefit as follows:
1. Contract value at death:	$23,000.00

2. Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$25,000.00
minus adjusted partial surrenders calculated as:
$1,500 × $25,000 $22,000 =	−1,704.55

for a death benefit of:	$23,295.45

The ROPP Death Benefit, calculated as the greatest of these two values:	$23,295.45

Example — MAV Death Benefit

•	You purchase the contract with a payment of $25,000; and

•	on the first contract anniversary the contract value grows to $26,000; and

•	During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including surrender charge) partial surrender, leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1. Contract value at death:	$20,500.00

2. Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$25,000.00
minus adjusted partial surrenders, calculated as:
$1,500 × $25,000 $22,000 =	−1,704.55

for a death benefit of:	$23,295.45

3. The MAV immediately preceding the date of death:
Greatest of your contract anniversary values:	$26,000.00
plus purchase payments made since the prior anniversary:	+0.00
minus adjusted partial surrenders, calculated as:
$1,500 × $26,000 $22,000 =	−1,772.73

for a death benefit of:	$24,227.27

The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:	$24,227.27

 124  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Example — 5% Accumulation Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts; and

•	on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

•	During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of three values, is calculated as follows:
1. Contract value at death:	$22,800.00

2. Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$25,000.00
minus adjusted partial surrenders, calculated as:
$1,500 × $25,000 $24,300 =	−1,543.21

for a death benefit of:	$23,456.79

3. The 5% accumulation death benefit floor:
The variable account floor on the first contract anniversary, calculated as: 1.05 × $20,000 =	$21,000.00
plus amounts allocated to the subaccounts since that anniversary:	+0.00
minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:
$1,500 × $21,000 $19,000 =	−1,657.89

variable account floor benefit:	$19,342.11
plus the regular fixed account value:	+5,300.00

5% accumulation death benefit floor (value of the regular fixed account and the variable
account floor):	$24,642.11

The 5% Accumulation Death Benefit, calculated as the greatest of these three values, which is the 5% accumulation death benefit floor:		$24,642.11

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 125

Example — Enhanced Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts; and

•	on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

•	During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of four values, is calculated as follows:
1. Contract value at death:	$22,800.00

2. Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$25,000.00
minus adjusted partial surrenders, calculated as:
$1,500 × $25,000 $24,300 =	−1,543.21

for a death benefit of:	$23,456.79

3. The MAV on the anniversary immediately preceding the date of death:
The MAV on the immediately preceding anniversary:	$25,000.00
plus purchase payments made since that anniversary:	+0.00
minus adjusted partial surrenders made since that anniversary, calculated as:
$1,500 × $25,000 $24,300 =	−1,543.21

for a MAV Death Benefit of:	$23,456.79

4. The 5% accumulation death benefit floor:
The variable account floor on the first contract anniversary calculated as: 1.05 × $20,000 =	$21,000.00
plus amounts allocated to the subaccounts since that anniversary:	+0.00
minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:
$1,500 × $21,000 $19,000 =	−1,657.89

variable account floor benefit:	$19,342.11
plus the regular fixed account value:	+5,300.00

5% accumulation death benefit floor (value of the regular fixed account and the variable account floor):	$24,642.11

Enhanced Death Benefit, calculated as the greatest of these four values, which is the 5% accumulation death benefit floor:	$24,642.11

 126  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Original Contract:

Example — ROP Death Benefit

Assumptions:

•	You purchase the contract with a payment of $20,000. You select contract Option L; and

•	on the first contract anniversary you make an additional purchase payment of $5,000; and

•	during the second contract year the contract value falls to $22,000 and you take a $1,500 partial surrender, including surrender charge; and

•	during the third contract year the contract value grows to $23,000.

We calculate the ROP Death Benefit as follows:
1. Contract value at death:	$23,000.00

2. Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$25,000.00
minus adjusted partial surrenders calculated as:
$1,500 × $25,000 $22,000 =	−1,704.55

for a death benefit of:	$23,295.45

ROP Death Benefit, calculated as the greatest of these two values:	$23,295.45

Example — MAV Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000. You select contract Option L; and

•	on the first contract anniversary the contract value grows to $26,000; and

•	during the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including surrender charge) partial surrender, leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1. Contract value at death:	$20,500.00

2. Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$25,000.00
minus adjusted partial surrenders, calculated as:
$1,500 × $25,000 $22,000 =	−1,704.55

for a death benefit of:	$23,295.45

3. The MAV immediately preceding the date of death:
Greatest of your contract anniversary values:	$26,000.00
plus purchase payments made since the prior anniversary:	+0.00
minus adjusted partial surrenders, calculated as:
$1,500 × $26,000 $22,000 =	−1,772.73

for a death benefit of:	$24,227.27

The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:	$24,227.27

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 127

Example — 5% Accumulation Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts. You select Contract Option L; and

•	on the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

•	during the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial surrender (including surrender charges) all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greater of three values, is calculated as follows:
1. Contract value at death:	$22,800.00

2. Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$25,000.00
minus adjusted partial surrenders, calculated as:
$1,500 × $25,000 $24,300 =	−1,543.21

for a death benefit of:	$23,456.79

3. The 5% variable account floor:
The variable account floor on the first contract anniversary, calculated as:
1.05 × $20,000 =	$21,000.00
plus amounts allocated to the subaccounts since that anniversary:	+0.00
minus the 5% variable account floor adjusted partial surrender from the subaccounts, calculated as:
$1,500 × $21,000 $19,000 =	−$1,657.89

variable account floor benefit:	$19,342.11
plus the one-year fixed account value:	+5,300.00

5% variable account floor (value of the one-year fixed account and the variable account floor):	$24,642.11

The 5% Accumulation Death Benefit, calculated as the greatest of these three values, which is the 5% variable account floor:		$24,642.11

 128  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Example — Enhanced Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts. You select Contract Option L; and

•	on the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

•	during the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial surrender (including surrender charges) all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is the greatest of four values, is calculated as follows:
1. Contract value at death:	$22,800.00

2. Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$25,000.00
minus adjusted partial surrenders, calculated as:
$1,500 × $25,000 $24,300 =	−1,543.21

for a ROP Death Benefit of:	$23,456.79

3. The MAV on the anniversary immediately preceding the date of death:
The MAV on the immediately preceding anniversary:	$25,000.00
plus purchase payments made since that anniversary:	+0.00
minus adjusted partial surrenders made since that anniversary, calculated as:
$1,500 × $25,000 $24,300 =	−1,543.21

for a MAV Death Benefit of:	$23,456.79

4. The 5% variable account floor:
The variable account floor on the first contract anniversary, calculated as:
1.05 × $20,000 =	$21,000.00
plus amounts allocated to the subaccounts since that anniversary:	+0.00
minus the 5% variable account floor adjusted partial surrender from the subaccounts, calculated as:
$1,500 × $21,000 $19,000 =	−$1,657.89

variable account floor benefit:	$19,342.11
plus the one-year fixed account value:	+5,300.00

5% variable account floor (value of the one-year fixed account and the variable account floor):	$24,642.11

EDB, calculated as the greatest of these four values, which is the 5% variable account floor:	$24,642.11

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 129

Appendix D: Example — SecureSource Series of Riders

SecureSource Stages 2 riders — Example:

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.

•	Annual Step-ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied annual step-ups are indicated in bold.

•	You elect the Moderate investment option at issue.

			Hypothetical
Contract			Assumed				Benefit							Lifetime
Duration	Purchase	Partial	Contract				Determining							Payment
in Years	Payments	Withdrawals	Value	BB		WAB	Percentage	PBG		ALP		RALP		Percent

At Issue	$100,000	NA	$100,000	$100,000		$100,000	0.0%	$100,000		$4,000		$4,000	(1)	4%

1	0	0	98,000	108,000		108,000	9.3%	108,000		5,400		5,400	(2)	5%

2	0	0	105,000	114,000		114,000	7.9%	105,000		5,700		5,700		5%

3	0	0	118,000	120,000		120,000	1.7%	118,000		6,000		6,000		5%

3.5	0	6,000	112,000	120,000		113,898	1.7%	112,000		6,000		0		5%

4	0	0	115,000	120,000		115,000	0.0%	115,000		6,000		6,000		5%

5	0	0	130,000	130,000		130,000	0.0%	130,000		7,800	(3)	7,800	(3)	6%	(3)

6	0	0	110,000	130,000		130,000	15.4%	130,000		7,800		7,800		6%

7	0	0	100,000	130,000		130,000	23.1%	130,000		6,500	(4)	6,500	(4)	5%	(4)

7.5	0	10,000	90,000	125,134	(5)	117,000	23.1%	118,877	(5)	6,257	(5)	0		5%

8	0	0	80,000	125,134		117,000	31.6%	118,877		6,257		6,257		5%

9	0	0	95,000	125,134		117,000	18.8%	118,877		7,508	(4)	7,508	(4)	6%	(4)

(1)	The ALP and RALP are based on percentage B until the end of the 1-year waiting period.
(2)	Since no withdrawal was taken, at the end of the 1-year waiting period, the ALP and RALP are recalculated based on percentage A.
(3)	Because the annual step-up increased the BB on the anniversary and the covered person’s (for the joint benefit, younger covered spouse’s) attained age is in a higher age band, the Lifetime Payment Percentage increased.
(4)	The Lifetime Payment Percentage is based on percentage A when the BDP is less than 20% and percentage B when the BDP is greater than or equal to 20%.
(5)	The $10,000 withdrawal is greater than the $6,500 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in “Lifetime Benefit Description – Determination of Adjustment of Benefit Values”.

 130  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Example: SecureSource Stages

EXAMPLE:
Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.

•	Annual Step-ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied annual step-ups are indicated in bold.

•	You elect the Moderate PN program investment option at issue.

			Hypothetical
Contract			Assumed				Benefit							Lifetime
Duration	Purchase	Partial	Contract				Determining							Payment
in Years	Payments	Withdrawals	Value	BB		WAB	Percentage	PBG		ALP		RALP		Percent

At Issue	$100,000	NA	$100,000	$100,000		$100,000	0.0%	$100,000		$5,000		$0	(1)	5%

1	0	0	98,000	108,000		108,000	9.3%	100,000		5,400		0		5%

2	0	0	105,000	114,000		114,000	7.9%	105,000		5,700		0		5%

3	0	0	118,000	120,000		120,000	1.7%	118,000		6,000		6,000	(2)	5%

3.5	0	6,000	112,000	120,000		113,898	1.7%	112,000		6,000		0		5%

4	0	0	115,000	120,000		115,000	0.0%	115,000		6,000		6,000		5%

5	0	0	130,000	130,000		130,000	0.0%	130,000		7,800	(3)	7,800	(3)	6%	(3)

6	0	0	110,000	130,000		130,000	15.4%	130,000		7,800		7,800		6%

7	0	0	100,000	130,000		130,000	23.1%	130,000		6,500	(4)	6,500	(4)	5%	(4)

7.5	0	10,000	90,000	117,000	(5)	117,000	23.1%	108,000	(5)	5,850	(5)	0		5%

8	0	0	80,000	117,000		117,000	31.6%	108,000		5,850		5,850		5%

9	0	0	95,000	117,000		117,000	18.8%	108,000		7,020	(4)	7,020	(4)	6%	(4)

(1)	The RALP is zero until the end of the 3-Year Waiting Period.
(2)	At the end of the 3-Year waiting period, the RALP is set equal to the ALP.
(3)	Because the annual step-up increased the BB on the anniversary and the covered person’s (for the joint benefit, younger covered spouse’s) attained age is in a higher age band, the Lifetime Payment Percentage increased.
(4)	The lifetime payment percentage is based on percentage A when the BDP is less than 20% and percentage B when the BDP is greater than or equal to 20%.
(5)	The $10,000 withdrawal is greater than the $6,500 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in “Determination of Adjustment of Benefit Values” in the “Lifetime Benefit Description.”

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 131

Example: SecureSource 20

EXAMPLE #1: Lifetime benefit not established at the time the contract and rider are purchased.
Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.

•	Annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP percentage is greater than the ALP. Applied annual step-ups are indicated in bold.

•	You elect the Moderate PN program investment option at issue.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract				Basic Benefit								Lifetime Benefit
in Years	Payments	Withdrawals	Value	WAB		BDP	GBA		RBA		GBP		RBP		ALP		RALP

At Issue	$100,000	NA	$100,000	$100,000		0.0%	$100,000		$100,000		$6,000		$0		NA		NA

1	0	0	98,000	100,000		2.0%	100,000		100,000		6,000		0		NA		NA

2	0	0	105,000	105,000		0.0%	105,000		105,000		6,300		0		NA		NA

3	0	0	125,000	125,000		0.0%	125,000		125,000		7,500		7,500		NA		NA

3.5	0	6,000	111,000	118,590		6.4%	125,000		119,000		7,500		1,500		NA		NA

4	0	0	104,000	118,590		12.3%	125,000		119,000		7,500		7,500		7,140	(1)	7,140	(1)

5	0	0	90,000	118,590		24.1%	125,000		119,000		6,250	(2)	6,250	(2)	5,950	(2)	5,950	(2)

6	0	0	95,000	118,590		19.9%	125,000		119,000		7,500		7,500		7,140		7,140

6.5	0	7,500	87,500	87,500	(3)	0.0%	125,000		111,500		7,500		0		5,250	(3)	0

7	0	0	90,000	90,000		0.0%	125,000		111,500		7,500		7,500		5,400		5,400

7.5	0	10,000	70,000	70,000	(4)	0.0%	70,000	(4)	70,000	(4)	4,200	(4)	0		4,200	(4)	0

8	0	0	75,000	75,000		0.0%	75,000		75,000		4,500		4,500		4,500		4,500

(1)	The ALP and RALP are established on the contract anniversary following the date the covered person (younger Covered Spouse for Joint) reaches age 65 as the greater of the ELB or the RBA, times the ALP percentage.
(2)	The ALP percentage and GBP percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.
(3)	The $7,500 withdrawal is greater than the $7,140 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.
(4)	The $10,000 withdrawal is greater than both the $7,500 RBP allowed under the basic benefit and the $5,400 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.

 132  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

EXAMPLE #2: Lifetime benefit established at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 65.

•	Annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP Percentage is greater than the ALP. Applied annual step-ups are indicated in bold.

•	You elect the Moderate PN program investment option at issue. On the 7th contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract				Basic Benefit								Lifetime Benefit
in Years	Payments	Withdrawals	Value	WAB		BDP	GBA		RBA		GBP		RBP		ALP		RALP

At Issue	$100,000	NA	$100,000	$100,000		0.0%	$100,000		$100,000		$6,000		$0		$6,000		$0

1	0	0	105,000	105,000		0.0%	105,000		105,000		6,300		0		6,300		0

2	0	0	110,000	110,000		0.0%	110,000		110,000		6,600		0		6,600		0

3	0	0	110,000	120,000		8.3%	110,000		110,000		6,600		6,600	(1)	7,200		7,200	(1)

3.5	0	6,000	104,000	113,455		8.3%	110,000		104,000		6,600		600		7,200		1,200

4	0	0	100,000	113,455		11.9%	110,000		104,000		6,600		6,600		7,200		7,200

4.5	0	7,000	90,000	105,267		14.5%	90,000		90,000		5,400	(2)	5,400	(2)	7,200		200

5	0	0	80,000	105,267		24.0%	90,000		90,000		4,500	(3)	4,500	(3)	6,000	(3)	6,000	(3)

5.5	0	10,000	70,000	70,000	(4)	0.0%	70,000		70,000		3,500	(4)	3,500	(4)	3,500	(4)	3,500	(4)

6	0	0	75,000	75,000		0.0%	75,000		75,000		4,500		4,500		4,500		4,500

7	0	0	70,000	70,000	(5)	0.0%	70,000	(5)	70,000	(5)	4,200	(5)	4,200	(5)	4,200	(5)	4,200	(5)

(1)	At the end of the 3-Year waiting period, the RBP and RALP are set equal to the GBP and ALP, respectively. The 20% rider credit is applied to the lifetime benefit.
(2)	The $7,000 withdrawal is greater than the $6,600 RBP allowed under the basic benefit and therefore excess withdrawal processing is applied to the basic benefit. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.
(3)	The ALP percentage and GBP percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.
(4)	The $10,000 withdrawal is greater than both the $4,500 RBP allowed under the basic benefit and the $6,000 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is greater than or equal to 20%, so the ALP percentage and GBP percentage are set at 5% for the remainder of the contract year.
(5)	Allocation to the Moderately Aggressive PN program investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value. The WAB is reset to the ALP after the reset divided by the current ALP percentage. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 133

Example: SecureSource Riders

EXAMPLE #1: Single Life Benefit: Covered Person has not reached age 65 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are the sole owner and also the annuitant. You are age 60.

•	Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in bold.

•	You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit						Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP	ALP			RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000	$	N/A		$	N/A

0.5	0	5,000	92,000	100,000		95,000		7,000	2,000		N/A			N/A

1	0	0	90,000	90,000	(1)	90,000	(1)	6,300	6,300		N/A			N/A

2	0	0	81,000	90,000		90,000		6,300	6,300		N/A			N/A

5	0	0	75,000	90,000		90,000		6,300	6,300		5,400	(2)		5,400	(2)

5.5	0	5,400	70,000	90,000		84,600		6,300	900		5,400			0

6	0	0	69,000	90,000		84,600		6,300	6,300		5,400			5,400

6.5	0	6,300	62,000	90,000		78,300		6,300	0		3,720	(3)		0

7	0	0	64,000	90,000		78,300		6,300	6,300		3,840			3,840

7.5	0	10,000	51,000	51,000	(4)	51,000	(4)	3,570	0		3,060	(4)		0

8	0	0	55,000	55,000		55,000		3,850	3,850		3,300			3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or PN program investment option changes), you can continue to withdrawal up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1)	Allocation to the Moderately Aggressive investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
(2)	The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65 as 6% of the RBA.
(3)	The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

 134  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

EXAMPLE #2: Single Life Benefit: Covered Person has reached 65 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are the sole owner and also the annuitant. You are age 65.

•	Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in bold.

•	Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new Covered Person.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit							Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP		ALP		RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000		$6,000		$6,000

1	0	0	105,000	105,000		105,000		7,350	7,000	(1)	6,300		6,000	(1)

2	0	0	110,000	110,000		110,000		7,700	7,000	(1)	6,600		6,000	(1)

3	0	0	110,000	110,000		110,000		7,700	7,700	(2)	6,600		6,600	(2)

3.5	0	6,600	110,000	110,000		103,400		7,700	1,100		6,600		0

4	0	0	115,000	115,000		115,000		8,050	8,050		6,900		6,900

4.5	0	8,050	116,000	115,000		106,950		8,050	0		6,900	(3)	0

5	0	0	120,000	120,000		120,000		8,400	8,400		7,200		7,200

5.5	0	10,000	122,000	120,000	(4)	110,000	(4)	8,400	0		7,200	(4)	0

6	0	0	125,000	125,000		125,000		8,750	8,750		7,500		7,500

6.5	0	0	110,000	125,000		125,000		8,750	8,750		6,600	(5)	6,600	(5)

7	0	0	105,000	125,000		125,000		8,750	8,750		6,600		6,600

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or PN program investment option changes), your spouse can continue to withdrawal up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse’s death or the RBA is reduced to zero.

(1)	The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdrawal without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdrawal without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5)	At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 135

EXAMPLE #3: Joint Life Benefit: Younger Covered Spouse has not reached 65 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are age 59 and your spouse is age 60.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

•	You elect the Moderate investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.

•	Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit						Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP	ALP			RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000	$	N/A		$	N/A

0.5	0	5,000	92,000	100,000		95,000		7,000	2,000		N/A			N/A

1	0	0	90,000	90,000	(1)	90,000	(1)	6,300	6,300		N/A			N/A

2	0	0	81,000	90,000		90,000		6,300	6,300		N/A			N/A

6	0	0	75,000	90,000		90,000		6,300	6,300		5,400	(2)		5,400	(2)

6.5	0	5,400	70,000	90,000		84,600		6,300	900		5,400			0

7	0	0	69,000	90,000		84,600		6,300	6,300		5,400			5,400

7.5	0	6,300	62,000	90,000		78,300		6,300	0		3,720	(3)		0

8	0	0	64,000	90,000		78,300		6,300	6,300		3,840			3,840

8.5	0	10,000	51,000	51,000	(4)	51,000	(4)	3,570	0		3,060	(4)		0

9	0	0	55,000	55,000		55,000		3,850	3,850		3,300			3,300

9.5	0	0	54,000	55,000		55,000		3,850	3,850		3,300			3,300

10	0	0	52,000	55,000		55,000		3,850	3,850		3,300			3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdrawal up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse’s death or the RBA is reduced to zero.

(1)	The ALP and RALP are established on the contract anniversary date following the date the younger Covered Spouse reaches age 65 as 6% of the RBA.
(2)	Allocation to the Moderately Aggressive PN program model portfolio or investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
(3)	The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

 136  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

EXAMPLE #4: Joint Life Benefit: Younger Covered Spouse has reached 65 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract

•	You are age 71 and your spouse is age 70.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

•	Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

			Hypothetical
			Assumed
Contract	Purchase	Partial	Contract	Basic Withdrawal Benefit							Lifetime Withdrawal Benefit
Duration	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP		ALP		RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000		$6,000		$6,000

1	0	0	105,000	105,000		105,000		7,350	7,000	(1)	6,300		6,000	(1)

2	0	0	110,000	110,000		110,000		7,700	7,000	(1)	6,600		6,000	(1)

3	0	0	110,000	110,000		110,000		7,700	7,700	(2)	6,600		6,600	(2)

3.5	0	6,600	110,000	110,000		103,400		7,700	1,100		6,600		0

4	0	0	115,000	115,000		115,000		8,050	8,050		6,900		6,900

4.5	0	8,050	116,000	115,000		106,950		8,050	0		6,900	(3)	0

5	0	0	120,000	120,000		120,000		8,400	8,400		7,200		7,200

5.5	0	10,000	122,000	120,000	(4)	110,000	(4)	8,400	0		7,200	(4)	0

6	0	0	125,000	125,000		125,000		8,750	8,750		7,500		7,500

6.5	0	0	110,000	125,000		125,000		8,750	8,750		7,500		7,500

7	0	0	105,000	125,000		125,000		8,750	8,750		7,500		7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdrawal up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse’s death or the RBA is reduced to zero.

(1)	The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdrawal without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdrawal without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 137

Appendix E: SecureSource Series of Riders — Additional RMD Disclosure

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource series of riders to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.

For SecureSource Stages and SecureSource 20 riders, owners subject to annual RMD rules under Section 401(a)(9) of the Code, withdrawing from this contract during the waiting period to satisfy these rules will set your benefits to zero and you will not receive any future rider credit.

Amounts you withdraw from this contract (for SecureSource Stages and SecureSource 20 riders, amounts you withdraw from this contract after the waiting period) to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

For SecureSource and SecureSource 20 riders:

(1)	If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year*,

•	Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
•	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
•	Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
•	Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource series of riders.

(2)	If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year,*

•	A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year*.

•	Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

•	Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. Withdrawals will not be considered excess withdrawals unless amounts withdrawn exceed combined RALP and LABA values.

•	Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource series of riders.

(3)	If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

•	An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
•	This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

For SecureSource Stages and SecureSource Stages 2 riders:

(1)	Each calendar year, if your ALERMDA is greater than the ALP,

•	A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the ALP.

•	The LABA will be reduced by the total of the amount that each withdrawal in the current calendar year exceeds the RALP at the time of each withdrawal, but shall not be reduced to less than zero.

•	Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

•	Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. Withdrawals will not be considered excess withdrawals unless amounts withdrawn exceed combined RALP and LABA values.

 138  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

•	Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource Stages and SecureSource Stages 2.

*	For SecureSource 20 riders, adjusted for any subsequent changes between 5% and 6% as described under “GBP Percentage and ALP Percentage”.

The ALERMDA is:

(1)	determined by us each calendar year (for SecureSource Stages and SecureSource 20 riders, starting with the calendar year in which the waiting period ends);

(2)	based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;

(3)	based solely on the value of the contract to which the SecureSource Series rider is attached as of the date we make the determination;

(4)	based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(5)	based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

1. an individual retirement annuity (Section 408(b));

2.	a Roth individual retirement account (Section 408A);
3.	a Simplified Employee Pension plan (Section 408(k));
4.	a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your rider within the SecureSource series of riders may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years.

Please contact your tax advisor about the impact of those rules prior to purchasing one of the SecureSource series of riders.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 139

Appendix F: Example — Benefit Protector Death Benefit Rider

Example of the Benefit Protector

Assumptions:

•	You purchase the contract with a payment of $100,000 and you (Current Contract) or you and the annuitant (Original Contract) are under age 70; and

•	you select contract Option L with the MAV Death Benefit.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
MAV death benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV death benefit minus remaining purchase payments for the Current Contract or MAV death benefit minus payments not previously surrendered for the Original Contract):
0.40 × ($110,000 − $100,000) =	+4,000

Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit on May 1, 2008 equals:
MAV death benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 − $100,000) =	+4,000

Total death benefit of:	$114,000
During the third contract year the contract value remains at $105,000 and you request a partial surrender of $50,000, including the applicable 7% surrender charge for contract Option L. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 7% surrender charge because your payment is in the third year of the surrender charge schedule, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 − $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

MAV Death Benefit (MAV adjusted for partial surrenders):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 − $55,000) =	+1,048

Total death benefit of:	$58,667
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old.

The death benefit equals:
MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are one or more years old)	+55,000

Total death benefit of:	$255,000

 140  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are one or more years old)	+55,000

Total death benefit of:	$305,000
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously surrendered):
0.40 × ($250,000 − $105,000) =	+58,000

Total death benefit of:	$308,000

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 141

Appendix G: Example — Benefit Protector Plus Death Benefit Rider

Example of the Benefit Protector Plus

Assumptions:

•	You purchase the contract with a payment of $100,000 and you (Current Contract) or you and the annuitant (Original Contract) are under age 70; and

•	you select contract Option L with the MAV Death Benefit.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV Death Benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus remaining purchase payments for the Current Contract or MAV Death Benefit minus payments not previously surrendered for the Original Contract):

0.40 × ($110,000 − $100,000) =	+4,000

Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV Death Benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 − $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue
and not previously surrendered: 0.10 × $100,000 =	+10,000

Total death benefit of:	$124,000
During the third contract year the contract value remains at $105,000 and you request a partial surrender of $50,000, including the applicable 7% surrender charge for contract Option L. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 7% surrender charge because your payment is in the third year of the surrender charge schedule, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 − $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

MAV Death Benefit (MAV adjusted for partial surrenders):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 − $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue
and not previously surrendered: 0.10 × $55,000 =	+5,500

Total death benefit of:	$64,167
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.

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On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously surrendered: 0.20 × $55,000 =	+11,000

Total death benefit of:	$266,000
During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously surrendered: 0.20 × $55,000 =	+11,000

Total death benefit of:	$316,000
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously surrendered):
0.40 × ($250,000 − $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue
and not previously surrendered: 0.20 × $55,000 =	+11,000

Total death benefit of:	$319,000

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Appendix H: Asset Allocation Program for Contracts with Applications Signed Before May 1, 2006

ASSET ALLOCATION PROGRAM
For contracts with applications signed before May 1, 2006, we offered an asset allocation program. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Under the asset allocation program, we have offered five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

•	no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

•	no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see “Guarantee Period Accounts — Market Value Adjustment”).

Under the asset allocation program, the subaccounts and/or any GPAs that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or any GPAs will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

•	reallocate your current model portfolio to an updated version of your current model portfolio; or

•	substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days’ written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

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Appendix I: Guarantor Withdrawal Benefit for Life Rider Disclosure

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER
The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):

•	your contract application was signed on or after May 1, 2006;

•	the rider is available in your state; and

•	you and the annuitant are 80 or younger on the date the contract is issued.

(1)	The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdrawal up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see “At Death” heading below) — even if the contract value is zero.

Your contract provides for annuity payouts to begin on the annuitization start date (see “Buying Your Contract — The Annuitization Start Date”). Before the retirement date, you have the right to withdrawal some or all of your contract value, less applicable administrative, surrender and rider charges imposed under the contract at the time of the withdrawal (see “Making the Most of Your Contract — Surrenders”). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuitization start date, nor does it guarantee the length of time over which such withdrawals can be made before the annuitization start date.

The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1)	The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP),” “Remaining Benefit Payment (RBP),” “Guaranteed Benefit Amount (GBA),” and “Remaining Benefit Amount (RBA).” See these headings below for more information.

(2)	The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP),” “Remaining Annual Lifetime Payment (RALP),” “Covered Person,” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:

•	After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdrawal an amount equal to the GBP;

•	During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdrawal an amount equal to the value of the RBP at the beginning of the contract year;

•	After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdrawal an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

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•	During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdrawal an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

If you withdrawal less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdrawal more than the allowed partial withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see “Charges — Surrender Charges”). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see “Guarantee Period Accounts (GPAs) — Market Value Adjustment”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Making the Most of Your Contract — Surrenders”).

The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your Portfolio Navigator investment option, the rider charge may change (see “Charges”).

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:

•	Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

(a)	Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

(i)	There are multiple contract owners — when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

(ii)	The owner and the annuitant are not the same persons — if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

(b)	Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

(c)	When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

(d)	Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.

•	Investment Allocation Restrictions: You must be invested in one of the available approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the

 146  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make.

•	Limitations on Purchase of Other Riders under this Contract: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect the Accumulation Protector Benefit rider.

•	Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the annuitization start date.

•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment limitations, please see “Buying Your Contract — Purchase Payments”.

•	Interaction with Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdrawal from the contract in each contract year without incurring a surrender charge (see “Charges — Surrender Charge”). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdrawal under the contract’s TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable to the extent of earnings. Withdrawals before age 59 1/2 may also incur a 10% IRS early withdrawal penalty.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdrawal each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1)	If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

•	Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

•	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

•	Once the RBP for the current contract year has been depleted, any additional amounts surrendered will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

•	Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.

(2)	If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

•	A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

•	Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

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•	Once the RALP for the current contract year has been depleted, any additional amounts surrendered will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

•	Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.

(3)	If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

•	An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

•	This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;

(2)	based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and

(3)	is otherwise based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

1. an individual retirement annuity (Section 408(b));

2. a Roth individual retirement account (Section 408A);

3. a Simplified Employee Pension plan (Section 408(k));

4. a tax-sheltered annuity rollover (Section 403(b)).

We reserve the right to modify our administrative practice described above and will give you 30 days’ written notice of any such change.

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”).

For an example, see “Examples of Guarantor Withdrawal Benefit for Life” below.

Key terms and provisions of the Guarantor Withdrawal Benefit for Life rider are described below:
Partial Withdrawals: A withdrawal of an amount that does not result in a withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any surrender charge and any market value adjustment.

Waiting period: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

Guaranteed Benefit Amount (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

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The GBA is determined at the following times, calculated as described:

•	At contract issue — the GBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.

(b)	is greater than the total RBP — GBA excess withdrawal processing will be applied to the GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

The RBA is determined at the following times, calculated as described:

•	At contract issue — the RBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment).

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.

(b)	is greater than the total RBP — RBA excess withdrawal processing will be applied to the RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:

1.	The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2.	The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

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Guaranteed Benefit Payment (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

•	At contract issue — the GBP is established as 7% of the GBA value.

•	At each contract anniversary — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.

•	When you make additional purchase payments — each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBP associated with that RBA will also be reset to zero.

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount surrendered is:

(a)	less than or equal to the total RBP — the GBP remains unchanged.

(b)	is greater than the total RBP — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

Remaining Benefit Payment (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

•	At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

•	At the beginning of any other contract year — the RBP for each purchase payment is set equal to that purchase payment’s GBP.

•	When you make additional purchase payments — each additional purchase payment has its own RBP equal to that payment’s GBP.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	At spousal continuation — (see “Spousal Option to Continue the Contract” heading below).

•	When an individual RBA is reduced to zero — the RBP associated with that RBA will also be reset to zero.

•	When you make any partial withdrawal — the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdrawal an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract’s life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the

 150  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

Annual Lifetime Payment Attained Age (ALPAA): The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

Annual Lifetime Payment (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see “At Death” heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

The ALP is determined at the following times:

•	The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 — the ALP is established as 6% of the total RBA.

•	When you make additional purchase payments — each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	At contract ownership change — (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a) less than or equal to the RALP — the ALP remains unchanged.

(b)	is greater than the RALP — ALP excess withdrawal processing will be applied to the ALP. If the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

Remaining Annual Lifetime Payment (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

The RALP is determined at the following times:

•	The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

(a)	During the waiting period and prior to any withdrawals — the RALP is established equal to 6% of purchase payments.

(b)	At any other time — the RALP is established equal to the ALP.

•	At the beginning of each contract year during the waiting period and prior to any withdrawals — the RALP is set equal to the total purchase payments, multiplied by 6%.

•	At the beginning of any other contract year — the RALP is set equal to ALP.

•	When you make additional purchase payments — each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make any partial withdrawal — the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If you withdrawal an amount greater than the RALP, ALP

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 151

excess withdrawal processing is applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

•	The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

•	If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

•	The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

•	Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

•	The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

•	The total RBP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

•	The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

•	The RALP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

(b)	At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

Spousal Option to Continue the Contract: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

•	The GBA, RBA, and GBP values remain unchanged.

•	The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation — the ALP will be established on the contract anniversary following the date the covered person reaches

 152  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

•	If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation — the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but not less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation — the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

•	If the ALP has been established and the new covered person is age 65 or older as of the date of continuation — the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

Spousal Continuation Step Up: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse’s investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse’s request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

•	If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1)	The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

(a)	receive the remaining schedule of GBPs until the RBA equals zero; or

(b)	wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2)	The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

(a)	the remaining schedule of GBPs until the RBA equals zero; or

(b)	the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4)	The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 153

Under any of these scenarios:

•	The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

•	We will no longer accept additional purchase payments;

•	You will no longer be charged for the rider;

•	Any attached death benefit riders will terminate; and

•	The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:

•	If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

•	If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

At Death: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see “Benefits in Case of Death”) or the annuity payout option (see “Guaranteed Withdrawal Benefit Annuity Payout Option” heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

•	If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

•	If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

Contract Ownership Change: If the contract changes ownership (see “Changing Ownership”), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

•	If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

•	If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

•	If the ALP has been established and the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any

 154  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

Guaranteed Withdrawal Benefit Annuity Payout Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This option may not be available if the contract is issued to qualify under Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:

1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.

EXAMPLES OF THE WITHDRAWAL BENEFIT FOR LIFE

Example #1: Covered person has not reached age 65 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000.

•	You are the sole owner and also the annuitant. You are age 60.

•	You make no additional payments to the contract.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit						Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP	ALP			RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000	$	N/A		$	N/A

0.5	0	7,000	92,000	100,000		93,000		7,000	0		N/A			N/A

1	0	0	91,000	100,000		93,000		7,000	7,000		N/A			N/A

1.5	0	7,000	83,000	100,000		86,000		7,000	0		N/A			N/A

2	0	0	81,000	100,000		86,000		7,000	7,000		N/A			N/A

5	0	0	75,000	100,000		86,000		7,000	7,000		5,160	(1)		5,160	(1)

5.5	0	5,160	70,000	100,000		80,840		7,000	1,840		5,160			0

6	0	0	69,000	100,000		80,840		7,000	7,000		5,160			5,160

6.5	0	7,000	62,000	100,000		73,840		7,000	0		3,720	(2)		0

7	0	0	70,000	100,000		73,840		7,000	7,000		4,200			4,200

7.5	0	10,000	51,000	51,000	(3)	51,000	(3)	3,570	0		3,060	(3)		0

8	0	0	55,000	55,000		55,000		3,850	3,850		3,300			3,300

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 155

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdrawal up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1)	The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2)	The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3)	The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

Example #2: Covered person has reached 65 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000.

•	You are the sole owner and also the annuitant. You are age 65.

•	You make no additional payments to the contract.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit							Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP		ALP		RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000		$6,000		$6,000

1	0	0	105,000	105,000		105,000		7,350	7,000	(1)	6,300		6,000	(1)

2	0	0	110,000	110,000		110,000		7,700	7,000	(1)	6,600		6,000	(1)

3	0	0	110,000	110,000		110,000		7,700	7,700	(2)	6,600		6,600	(2)

3.5	0	6,600	110,000	110,000		103,400		7,700	1,100		6,600		0

4	0	0	115,000	115,000		115,000		8,050	8,050		6,900		6,900

4.5	0	8,050	116,000	115,000		106,950		8,050	0		6,900	(3)	0

5	0	0	120,000	120,000		120,000		8,400	8,400		7,200		7,200

5.5	0	10,000	122,000	120,000	(4)	110,000	(4)	8,400	0		7,200	(4)	0

6	0	0	125,000	125,000		125,000		8,750	8,750		7,500		7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdrawal up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1)	The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdrawal without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdrawal without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

 156  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix J: Guarantor Withdrawal Benefit Rider Disclosure

GUARANTOR WITHDRAWAL BENEFIT RIDER
We have offered two versions of the Guarantor Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.

The Guarantor Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):

Rider A

•	your contract application was signed on or after April 30, 2005 in those states where the SecureSource rider and/or the Guarantor Withdrawal Benefit for Life rider are/were not available;

•	you and the annuitant were 79 or younger on the date the contract was issued.

Rider B (no longer available for purchase)

•	your contract application was signed prior to April 29, 2005;

•	the rider was available in your state; and

•	you and the annuitant were 79 or younger on the date the contract was issued.

(1)	The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a surrender charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP — the amount you may withdrawal under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments for the first three years, and the GBP in all other years.

If you surrender an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:

•	withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

•	the guaranteed benefit amount will be adjusted as described below; and

•	the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge (see “Charges — Surrender Charge”). Market value adjustments, if applicable, will also be made (see “Guarantee Period Accounts (GPAs) — Market Value Adjustment”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Surrenders”).

Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or the annuitization start date. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your Portfolio Navigator model portfolio, the rider charge may change (see “Charges”).

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You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:

•	Investment Allocation Restrictions: You must elect one of the approved investment options if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”). We reserve the right to add, remove, or substitute approved investment options in the future. If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see “Appendix H: Asset Allocation Program for Contracts Purchased Before May 1, 2006”), however, you may have elected to participate in the Portfolio Navigator program after May 1, 2006. This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen.

•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment limitations, please see “Buying Your Contract — Purchase Payments”.

•	Interaction with the Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdrawal in each contract year without incurring a withdrawal charge (see “Charges — Surrender Charge”). The FA may be greater than GBP under this rider. Any amount you withdrawal in a contract year under the contract’s FA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.

•	Rider A — Limitations on Purchase of Other Riders under this Contract: If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit rider.

•	Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the annuitization start date.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

•	Tax Considerations for Non-Qualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable to the extent of earnings. Withdrawals before age 59 1/2 may also incur a 10% IRS early withdrawal penalty.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdrawal each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1)	If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2)	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3)	Once the RBP for the current contract year has been depleted, any additional amounts surrendered will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

(4)	Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1)	determined by us each calendar year;

(2)	based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and

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(3)	based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

1. an individual retirement annuity (Section 408(b));

2. a Roth individual retirement account (Section 408A);

3. a Simplified Employee Pension plan (Section 408(k));

4. a tax-sheltered annuity rollover (Section 403(b)).

We reserve the right to discontinue our administrative practice described above and will give you 30 days’ written notice of any such change.

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawal to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not subject to excess withdrawal processing.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”). You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guaranteed Withdrawal Benefit Annuity Payout Option.

Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, adjusted for subsequent purchase payments, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

•	At contract issue — the GBA is equal to the initial purchase payment;

•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment. The total GBA when an additional purchase payment is added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below).

•	When you make a partial withdrawal:

(a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

(b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal procedure will be applied to the GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

(c)	under the original rider in a contract year after a step up but before the third contract anniversary — the following excess withdrawal procedure will be applied to the GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

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GBA EXCESS WITHDRAWAL PROCEDURE
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

•	At contract issue — the RBA is equal to the initial purchase payment;

•	When you make additional purchase payments — each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment is added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below).

•	When you make a partial withdrawal:

(a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

(b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal procedure will be applied to the RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

(c)	under the original rider after a step up but before the third contract anniversary — the following excess withdrawal procedure will be applied to the RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdrawal under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Rider A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdrawal less than the GBP in a contract year, there is no carry over to the next contract year.

Rider B: Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA. If you withdrawal less than the GBP in a contract year, there is no carry over to the next contract year.

Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

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Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

•	if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

•	if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

•	if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and

•	you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

Rider A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

•	The effective date of the elective step up is the valuation date we receive your written request to step up.

•	The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

•	The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

•	The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

Rider B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

•	The effective date of the elective step up is the contract anniversary.

•	The RBA will be increased to an amount equal to the contract anniversary value.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

•	The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

•	The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

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The annual step up is subject to the following rules:

•	The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

•	If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

•	You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

•	The RBA will be increased to an amount equal to the contract value on the step up date.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

•	The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

•	The RBP will be reset as follows:

(a)	Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

Rider A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse’s election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse’s written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

Rider B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse’s written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse’s written request to continue the contract and the death benefit that would otherwise have been paid.

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Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

•	you will be paid according to the annuity payout option described above;

•	we will no longer accept additional purchase payments;

•	you will no longer be charged for the rider;

•	any attached death benefit riders will terminate; and

•	the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantorsm Withdrawal Benefit rider and the contract will terminate.

EXAMPLE OF THE GUARANTOR WITHDRAWAL BENEFIT (applies to Rider A and Rider B)

Assumption:

•	You purchase the contract with a payment of $100,000.

The Guaranteed Benefit Amount (GBA) equals your purchase payment:	$100,000
The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
0.07 × $100,000 =	$7,000
The Remaining Benefit Amount (RBA) equals your purchase payment:	$100,000
On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$110,000
The GBA equals 100% of your contract value:	$110,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $110,000 =	$7,700
During the fourth contract year you decide to take a partial withdrawal of $7,700.
You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
$110,000 − $7,700 =	$102,300
The GBA equals the GBA immediately prior to the partial withdrawal:	$110,000
The GBP equals 7% of your GBA:
0.07 × $110,000 =	$7,700
On the fourth contract anniversary you make an additional purchase payment of $50,000.
The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
$102,300 + $50,000 =	$152,300
The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
$110,000 + $50,000 =	$160,000

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The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
$7,700 + $3,500 =	$11,200
On the fifth contract anniversary your contract value grows to $200,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$200,000
The GBA equals 100% of your contract value:	$200,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $200,000 =	$14,000
During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal; $230,000 − $20,000 =	$210,000
OR
(2) your prior RBA less the amount of the partial withdrawal. $200,000 − $20,000 =	$180,000
Reset RBA = lesser of (1) or (2) =	$180,000
The GBA gets reset to the lesser of:
(1) your prior GBA	$200,000
OR
(2) your contract value immediately following the partial withdrawal; $230,000 − $20,000 =	$210,000
Reset GBA = lesser of (1) or (2) =	$200,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $200,000 =	$14,000
During the eight contract year your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal; $175,000 − $25,000 =	$150,000
OR
(2) your prior RBA less the amount of the partial withdrawal. $180,000 − $25,000 =	$155,000
Reset RBA = lesser of (1) or (2) =	$150,000
The GBA gets reset to the lesser of:
(1) your prior GBA;	$200,000
OR
(2) your contract value immediately following the partial withdrawal; $175,000 − $25,000 =	$150,000
Reset GBA = lesser of (1) or (2) =	$150,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $150,000 =	$10,500

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Appendix K: Income Assurer Benefit Riders

INCOME ASSURER BENEFIT RIDERS
The following three optional Income Assurer Benefit riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.

•	Income Assurer Benefit – MAV;

•	Income Assurer Benefit – 5% Accumulation Benefit Base; or

•	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit rider.

Here are some general terms that are used to describe the Income Assurer Benefit riders in the sections below:

Guaranteed Income Benefit Base: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.

Excluded Investment Options: These investment options are listed in your contract under contract data and will include the Columbia Variable Portfolio – Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders’ variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

Excluded Payments: These are purchase payments paid in the last five years before exercise of the benefit, which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

Proportionate Adjustments for Partial Withdrawals: These are calculated as the product of (a) times (b) where:

(a)	is the ratio of the amount of the partial withdrawal (including any surrender charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal; and

(b)	is the benefit on the date of (but prior to) the partial withdrawal.

Protected Investment Options: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

Waiting Period: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your PN program investment option to one that causes the rider charge to increase.

The following are general provisions that apply to each Income Assurer Benefit:

Exercising the Rider
Rider exercise conditions are:

•	you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;

•	the annuitant on the annuitization start date must be between 50 to 86 years old; and

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 165

•	you can only take an annuity payment in one of the following annuity payout plans:

Plan A — Life Annuity – No Refund;

Plan B — Life Annuity with Ten or Twenty Years Certain;

Plan D —	Joint and Last Survivor Life Annuity – No Refund; Joint and Last Survivor Life Annuity with Twenty Years Certain; or

Plan E — Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

•	If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

•	If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see “The Annuity Payout Period — Annuity Tables”). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt−1 (1 + i) 1.05	= Pt

Pt−1	= prior annuity payout
Pt	= current annuity payout
i	= annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1)	For all other contracts, the guaranteed annuity purchase rates are based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate.

Terminating the Rider
Rider termination conditions are:

•	you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

•	you may terminate the rider any time after the expiration of the waiting period;

•	the rider will terminate on the date you make a full surrender from the contract, on the annuitization start date, or on the date that a death benefit is payable; and

•	the rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.

•	when a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.

*	The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.

 166  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

You may select one of the Income Assurer Benefit riders described below:

Income Assurer Benefit – MAV
The guaranteed income benefit base for the Income Assurer Benefit – MAV is the greater of these three values:

1.	contract value; or

2.	the total purchase payments made to the contract minus proportionate adjustments for partial surrenders; or

3.	the maximum anniversary value.

Maximum Anniversary Value (MAV) — is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)	current contract value; or

(b)	total payments made to the contract minus proportionate adjustments for partial surrenders.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1.	contract value less the market value adjusted excluded payments; or

2.	total purchase payments, less excluded payments, less proportionate adjustments for partial surrenders; or

3.	the MAV, less market value adjusted excluded payments.

Market Value Adjusted Excluded Payments are calculated as the sum of each excluded purchase payment multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial surrenders occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

Income Assurer Benefit – 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – 5% Accumulation Benefit Base is the greater of these three values:

1.	contract value; or

2.	the total purchase payments made to the contract minus proportionate adjustments for partial surrenders; or

3.	the 5% variable account floor.

5% Variable Account Floor – is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

•	the total purchase payments made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

•	an amount equal to 5% of your initial purchase payment allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdrawal or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and subtracting adjusted surrenders and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant’s 81st birthday, we increase the variable account floor by adding the amount (“roll-up amount”) equal to 5% of the prior contract anniversary’s variable account floor.

The amount of purchase payment surrendered from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a)	is the amount of purchase payment in the investment options being withdrawn or transferred on the date of but prior to the current surrender or transfer; and

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 167

(b)	is the ratio of the amount of the transfer or surrender to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current surrender or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant’s 81st birthday is zero.

Adjusted surrenders and adjusted transfers for the variable account floor are equal to the amount of the surrender or transfer from the protected investment options as long as the sum of the surrenders and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current surrender or transfer from the protected investment options plus the sum of all prior surrenders and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a)	is the roll-up amount from the prior contract anniversary less the sum of any surrenders and transfers made from the protected investment options in the current policy year but prior to the current surrender or transfer. However, (a) can not be less than zero; and

(b)	is the variable account floor on the date of (but prior to) the current surrender or transfer from the protected investment options less the value from (a); and

(c)	is the ratio of [the amount of the current surrender (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current surrender or transfer from the protected investment options less the value from (a)].

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1.	contract value less the market value adjusted excluded payments (described above); or

2.	total purchase payments, less excluded payments, less proportionate adjustments for partial surrenders; or

3.	the 5% variable account floor, less 5% adjusted excluded payments.

5% Adjusted Excluded Payments are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.	the contract value;

2.	the total purchase payments made to the contract minus proportionate adjustments for partial surrenders;

3.	the MAV (described above); or

4.	the 5% variable account floor (described above).

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of:

1.	contract value less the market value adjusted excluded payments (described above);

2.	total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals;

3.	the MAV, less market value adjusted excluded payments (described above); or

4.	the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).

EXAMPLES OF THE INCOME ASSURER BENEFIT RIDERS
The purpose of these following examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract’s standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. The contract values shown are hypothetical and do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as “protected investment options”) and the fees and charges that apply to your contract.

 168  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity – No Refund.

Remember that the riders require you to choose a PN program investment option. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN program investment options include protected investment options and excluded investment options (Columbia Variable Portfolio – Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit – 5% Accumulation Benefit Base rider and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program investment options.

Assumptions:

•	You purchase the contract during the 2006 calendar year with a payment of $100,000; and

•	you invest all contract value in the subaccounts (protected investment options); and

•	you make no additional purchase payments, partial surrenders or changes in PN program investment option; and

•	the annuitant is male and age 55 at contract issue; and

•	the joint annuitant is female and age 55 at contract issue.

Example — Income Assurer Benefit – MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

	Assumed		Maximum	Guaranteed
Contract	Contract	Purchase	Anniversary	Income
Anniversary	Value	Payments	Value (MAV)(1)	Benefit Base – MAV(2)

1	$108,000	$100,000	$108,000	$108,000
2	125,000	none	125,000	125,000
3	132,000	none	132,000	132,000
4	150,000	none	150,000	150,000
5	85,000	none	150,000	150,000
6	121,000	none	150,000	150,000
7	139,000	none	150,000	150,000
8	153,000	none	153,000	153,000
9	140,000	none	153,000	153,000
10	174,000	none	174,000	174,000
11	141,000	none	174,000	174,000
12	148,000	none	174,000	174,000
13	208,000	none	208,000	208,000
14	198,000	none	208,000	208,000
15	203,000	none	208,000	208,000

(1)	The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – MAV does not create contract value or guarantee the performance of any investment option.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 169

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions			IAB – MAV Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan B – Life with	Plan B – Life with	IAB – MAV	Plan B – Life with	Plan B – Life with
at Exercise	Contract Value	10 Years Certain(2)	10 Years Certain(2)	Benefit Base	10 Years Certain(2)	10 Years Certain(2)

10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	174,000	812.58	814.32
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

	Standard Provisions			IAB – MAV Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan D – Last	Plan D – Last	IAB – MAV	Plan D – Last	Plan D – Last
at Exercise	Contract Value	Survivor No Refund(2)	Survivor No Refund(2)	Benefit Base	Survivor No Refund(2)	Survivor No Refund(2)

10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	174,000	657.72	650.76
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

 170  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Example — Income Assurer Benefit – 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

				Guaranteed
				Income
	Assumed			Benefit Base –
Contract	Contract	Purchase	5% Accumulation	5% Accumulation
Anniversary	Value	Payments	Benefit Base(1)	Benefit Base(2)

1	$108,000	$100,000	$105,000	$108,000
2	125,000	none	110,250	125,000
3	132,000	none	115,763	132,000
4	150,000	none	121,551	150,000
5	85,000	none	127,628	127,628
6	121,000	none	134,010	134,010
7	139,000	none	140,710	140,710
8	153,000	none	147,746	153,000
9	140,000	none	155,133	155,133
10	174,000	none	162,889	174,000
11	141,000	none	171,034	171,034
12	148,000	none	179,586	179,586
13	208,000	none	188,565	208,000
14	198,000	none	197,993	198,000
15	203,000	none	207,893	207,893

(1)	The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions			IAB – 5% RF Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan B – Life with	Plan B – Life with	IAB – 5% RF	Plan B – Life with	Plan B – Life with
at Exercise	Contract Value	10 Years Certain(2)	10 Years Certain(2)	Benefit Base	10 Years Certain(2)	10 Years Certain(2)

10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	171,034	778.20	779.91
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	198,000	974.16	976.14
15	203,000	1,025.15	1,027.18	207,893	1,049.86	1,051.94

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 171

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D — Joint and Last Survivor Life Annuity — No Refund would be:

	Standard Provisions			IAB – 5% RF Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan D – Last	Plan D – Last	IAB – 5% RF	Plan D – Last	Plan D – Last
at Exercise	Contract Value	Survivor No Refund(2)	Survivor No Refund(2)	Benefit Base	Survivor No Refund(2)	Survivor No Refund(2)

10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	171,034	632.83	625.98
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	198,000	786.06	778.14
15	203,000	826.21	818.09	207,893	846.12	837.81

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

Example — Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

					Guaranteed
					Income
					Benefit Base –
					Greater of
	Assumed		Maximum		MAV or 5%
Contract	Contract	Purchase	Anniversary	5% Accumulation	Accumulation
Anniversary	Value	Payments	Value(1)	Benefit Base(1)	Benefit Base(2)

1	$108,000	$100,000	$108,000	$105,000	$108,000
2	125,000	none	125,000	110,250	125,000
3	132,000	none	132,000	115,763	132,000
4	150,000	none	150,000	121,551	150,000
5	85,000	none	150,000	127,628	150,000
6	121,000	none	150,000	134,010	150,000
7	139,000	none	150,000	140,710	150,000
8	153,000	none	153,000	147,746	153,000
9	140,000	none	153,000	155,133	155,133
10	174,000	none	174,000	162,889	174,000
11	141,000	none	174,000	171,034	174,000
12	148,000	none	174,000	179,586	179,586
13	208,000	none	208,000	188,565	208,000
14	198,000	none	208,000	197,993	208,000
15	203,000	none	208,000	207,893	208,000

(1)	The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

 172  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions			IAB – Max Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan B – Life with	Plan B – Life with	IAB – Max	Plan B – Life with	Plan B – Life with
at Exercise	Contract Value	10 Years Certain(2)	10 Years Certain(2)	Benefit Base	10 Years Certain(2)	10 Years Certain(2)

10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

	Standard Provisions			IAB — Max Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan D – Last	Plan D – Last	IAB – Max	Plan D – Last	Plan D – Last
at Exercise	Contract Value	Survivor No Refund(2)	Survivor No Refund(2)	Benefit Base	Survivor No Refund(2)	Survivor No Refund(2)

10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24

(1)	Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 173

Appendix L :

Example — Accumulation Protector Benefit Rider

The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

The example assumes:

•	You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000. No purchase payment credit applies.

•	You make no additional purchase payments.

•	You do not exercise the elective step-up option.

				Initial payment 100,000
	Partial Surrender	MCAV		Accumulation	Hypothetical
End of	(beginning of	Adjustment for		Benefit	Assumed
Contract Year	year)	Partial Surrender	MCAV	Amount	Contract Value

1	$0	$0	$100,000	$0	$112,000

2	0	0	102,400	0	128,000

3	0	0	108,000	0	135,000

4	0	0	108,000	0	125,000

5	0	0	108,000	0	110,000

6	2,000	1,964	106,036	0	122,000

7	0	0	112,000	0	140,000

8	0	0	112,000	0	121,000

9	5,000	4,628	107,372	0	98,000

10	0	0	107,372	22,372	85,000

 174  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix M: SecureSource Rider Disclosure

SECURESOURCE RIDERS
There are two optional SecureSource riders available under your contract:

•	SecureSource – Single Life; or

•	SecureSource – Joint Life.

The information in this section applies to both SecureSource riders, unless otherwise noted.

The SecureSource – Single Life rider covers one person. The SecureSource – Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource – Single Life rider or the SecureSource – Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource rider is an optional benefit that you may select for an additional annual charge if:

•	your contract application was signed on or after May 1, 2007; and

•	Single Life: you and the annuitant are 80 or younger on the date the contract is issued; or

•	Joint Life: you and your spouse are 80 or younger on the date the contract is issued.

The SecureSource rider is not available under an inherited qualified annuity.

The SecureSource rider guarantees (unless the rider is terminated. See “Rider Termination” heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

•	Single Life: you have recovered at minimum all of your purchase payments or, if later, until death (see “At Death” heading below) — even if the contract value is zero.

•	Joint Life: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below), even if the contract value is zero.

For the purpose of this rider, the term “withdrawal” is equal to the term “surrender” in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1)	The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See “Rider Termination” heading below). Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP)”, “Remaining Benefit Payment (RBP)”, “Guaranteed Benefit Amount (GBA)” and “Remaining Benefit Amount (RBA).” See these headings below for more information.

(2)	The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

•	Single Life: death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below);

•	Joint Life: death of the last surviving covered spouse (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below).

Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP)”, “Remaining Annual Lifetime Payment (RALP)”, “Single Life only: Covered Person”, “Joint Life only: Covered Spouses” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

•	Single Life: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below);

•	Joint Life: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” and “Annual Lifetime Payments (ALP)” headings below).

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 175

Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:

•	Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

•	After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

•	Single Life: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

•	Joint Life: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see “Charges — Surrender Charges”). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see “Guarantee Period Accounts (GPAs) — Market Value Adjustment”). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Making the Most of Your Contract — Surrenders”).

The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see “Charges”).

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource rider is appropriate for you because:

•	Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

(a)	Single Life: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

(i)	There are multiple contract owners — when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

(ii)	The owner and the annuitant are not the same persons — if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).

 176  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

(b)	Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

(c)	When the lifetime withdrawal benefit is first established, the initial ALP is based on

(i)	Single Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change; or

(ii)	Joint Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below).

Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

(d)	Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

•	Investment Allocation Restrictions: You must be invested in one of the approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Market Timing”).

You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static investment option, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed investment option per contract year and will not cause your rider fee to increase.

The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.

After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio or investment option to the target investment option or investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, your rider benefit will be reset as follows:

(a)	the total GBA will be reset to the lesser of its current value or the contract value; and

(b)	the total RBA will be reset to the lesser of its current value or the contract value; and

(c)	the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

(d)	the GBP will be recalculated as described below, based on the reset GBA and RBA; and

(e)	the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

(f)	the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.

You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

•	Limitations on Purchase of Other Riders under your Contract: You may elect only the SecureSource – Single Life rider or the SecureSource – Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.

•	Non-Cancelable: Once elected, the SecureSource rider may not be cancelled (except as provided under “Rider Termination” heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource – Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource – Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 177

death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).

•	Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner’s death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant’s spouse or a trust that names the annuitant’s spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

If you select the SecureSource – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see “Buying Your Contract — Purchase Payments”.

•	Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges — Surrender Charge”). The FA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s FA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.

•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”).

Key terms and provisions of the SecureSource rider are described below:
Withdrawal: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

Waiting period: Any period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. Currently, there is no waiting period. For contracts purchased prior to June 1, 2008, the waiting period is three years.

Guaranteed Benefit Amount (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

 178  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

The GBA is determined at the following times, calculated as described:

•	At contract issue — the GBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBA that is associated with that RBA will also be set to zero.

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.

(b)	is greater than the total RBP — GBA excess withdrawal processing will be applied to the GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

The RBA is determined at the following times, calculated as described:

•	At contract issue — the RBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment).

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.

(b)	is greater than the total RBP — RBA excess withdrawal processing will be applied to the RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:

1.	The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2.	The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 179

Guaranteed Benefit Payment (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

•	At contract issue — the GBP is established as 7% of the GBA value.

•	At each contract anniversary — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.

•	When you make additional purchase payments — each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBP associated with that RBA will also be reset to zero.

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBP remains unchanged.

(b)	is greater than the total RBP — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

Remaining Benefit Payment (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

•	At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

•	At the beginning of any other contract year — the RBP for each purchase payment is set equal to that purchase payment’s GBP.

•	When you make additional purchase payments — each additional purchase payment has its own RBP equal to that payment’s GBP.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	At spousal continuation — (see “Spousal Option to Continue the Contract” heading below).

•	When an individual RBA is reduced to zero — the RBP associated with that RBA will also be reset to zero.

•	When you make any withdrawal — the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

Single Life only: Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

Joint Life only: Covered Spouses: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a

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trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.

Annual Lifetime Payment Attained Age (ALPAA):

•	Single Life: The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

•	Joint Life: The age of the younger covered spouse at which time the lifetime benefit is established.

Annual Lifetime Payment (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

•	Single Life: death; or

•	Joint Life: death of the last surviving covered spouse; or

•	the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

The ALP is determined at the following times:

•	Single Life: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 — the ALP is established as 6% of the total RBA.

•	Joint Life: The ALP is established as 6% of the total RBA on the earliest of the following dates:

(a)	the rider effective date if the younger covered spouse has already reached age 65.

(b)	the rider anniversary on/following the date the younger covered spouse reaches age 65.

(c)	upon the first death of a covered spouse, then

(1)	the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

(2)	the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

(3)	the rider anniversary on/following the date the surviving covered spouse reaches age 65.

(d)	Following dissolution of marriage of the covered spouses,

(1)	the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

(2)	the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

•	When you make additional purchase payments — each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	Single Life: At spousal continuation or contract ownership change — (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the RALP — the ALP remains unchanged.

(b)	is greater than the RALP — ALP excess withdrawal processing will be applied to the ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

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20% Rider Credit (for contracts with applications signed on or after June 1, 2008)
If you do not make a withdrawal during the first three rider years, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic withdrawal benefit or the contract value. Because step ups may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.

Enhanced Lifetime Base (for contracts with applications signed on or after June 1, 2008)
The enhanced lifetime base will be established initially on the third rider anniversary. If you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years and the 20% rider credit. If you make a withdrawal during the first three rider years, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.

The maximum enhanced lifetime base at any time is $5,000,000.

If the enhanced lifetime base is greater than zero, then it will:

•	increase by the amount of any purchase payments received on or after the third rider anniversary.

•	be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.

•	be set to the lesser of its current value and the contract value, if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.

If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:

•	The total RBA is reduced to zero.

•	You selected the Single Life rider, and there is a change in the covered person, including changes due to spousal continuations and ownership changes.

The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn or annuitized.

Increase in ALP because of the Enhanced Lifetime Base (for contracts with applications signed on or after June 1, 2008)
As of the later of the third rider anniversary and the date the initial ALP is established, the ALP will be increased to equal the enhanced lifetime base multiplied by 6%, if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

Remaining Annual Lifetime Payment (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

The RALP is determined at the following times:

•	The RALP is established at the same time as the ALP, and:

(a)	During the waiting period and prior to any withdrawals — the RALP is established equal to 6% of purchase payments.

(b)	At any other time — the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

•	At the beginning of each contract year during the waiting period and prior to any withdrawals — the RALP is set equal to the total purchase payments, multiplied by 6%.

•	At the beginning of any other contract year — the RALP is set equal to ALP.

•	When you make additional purchase payments — each additional purchase payment increases the RALP by 6% of the purchase payment amount.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make any withdrawal — the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal

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processing is applied and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

•	The RMD is for your contract alone;

•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

•	The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix E for additional information.

Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

•	The annual step up is effective on the step up date.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

•	On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day. If you request an elective step up or the elective spousal continuation step up on or after Dec. 18, 2013, the fee that will apply to your rider will correspond to the fund in which you are invested at that time (see “Optional Living benefit Charges — SecureSource Rider fee”). Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.

•	The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

•	Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

•	The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

•	The total RBP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

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(b)	At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

•	The RALP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

(b)	At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource – Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

•	The GBA, RBA and GBP values remain unchanged.

•	The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation — the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

•	If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation — the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation — the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

•	If the ALP has been established and the new covered person is age 65 or older as of the date of continuation — the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource – Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

Spousal Continuation Step Up: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

Rules for Withdrawal Provision of Your Contract: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

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If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1)	The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

(a)	receive the remaining schedule of GBPs until the RBA equals zero; or

(b)	Single Life: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

(c)	Joint Life: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2)	The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

(a)	the remaining schedule of GBPs until the RBA equals zero; or

(b)	Single Life: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

(c)	Joint Life: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

•	Single Life: covered person;

•	Joint Life: last surviving covered spouse.

Under any of these scenarios:

•	The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

•	We will no longer accept additional purchase payments;

•	You will no longer be charged for the rider;

•	Any attached death benefit riders will terminate; and

•	Single Life: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

•	Joint Life: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource rider and the contract will terminate under either of the following two scenarios:

•	If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

•	If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

At Death:
Single Life: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

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•	If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

•	If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

•	If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the RBA equals zero, the benefit terminates. No further payments will be made.

Contract Ownership Change:
Single Life: If the contract changes ownership (see “Changing Ownership”), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

•	If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

•	If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

•	If the ALP has been established and the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

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Guaranteed Withdrawal Benefit Annuity Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The SecureSource rider cannot be terminated either by you or us except as follows:

1.	Single Life: After the death benefit is payable the rider will terminate if your spouse does not use the spousal continuation provision of the contract to continue the contract.

2.	Joint Life: After the death benefit is payable the rider will terminate if:

(a) any one other than a covered spouse continues the contract, or

(b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

3.	Annuity payouts under an annuity payout plan will terminate the rider.

4.	Termination of the contract for any reason will terminate the rider.

5.	When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.

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Appendix N: SecureSource 20 Rider Disclosure

SECURESOURCE 20 RIDERS
This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. This benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary values. The SecureSource 20 rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time. This benefit is intended for assets you plan to hold and let accumulate for at least three years. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time and you will not receive 20% credit offered under this rider.

There are two optional SecureSource 20 riders available under your contract:

•	SecureSource 20 — Single Life; or

•	SecureSource 20 — Joint Life.

The information in this section applies to both Secure Source 20 riders, unless otherwise noted.

For the purpose of this rider, the term “withdrawal” is equal to the term “surrender” in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource 20 — Single Life rider covers one person. The SecureSource 20 — Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource 20 — Single Life rider or the SecureSource 20 — Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource 20 rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if:

•	your contract application is signed on or after Aug. 10, 2009, but prior to Nov. 30, 2009; and

•	Single Life: you and the annuitant are 80 or younger on the date the contract is issued; or

•	Joint Life: you and your spouse are 80 or younger on the date the contract is issued.

The SecureSource 20 riders are not available under an inherited qualified annuity.

The SecureSource 20 rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

•	Single Life: until death (see “At Death” heading below) or until the depletion of the basic benefit.

•	Joint Life: until the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below) or until the depletion of the basic benefit.

KEY TERMS
The key terms associated with the SecureSource 20 rider are:

Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the waiting period and until your death (Joint Life: the death of both covered spouses). After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year. The maximum ALP is $300,000.

Annual Lifetime Payment Attained Age (ALPAA): the age at which the lifetime benefit is established.

Enhanced Lifetime Base (ELB): used in the calculation of the ALP on the later of the ELB date or the establishment of the ALP. The ELB cannot be withdrawn or annuitized and is not payable as a death benefit.

Guaranteed Benefit Amount (GBA): the total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn or annuitized and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year after the waiting period under the basic benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

Guaranteed Benefit Payment (GBP): the basic benefit amount available each contract year after the waiting period until the RBA is reduced to zero. After the waiting period the annual withdrawal amount guaranteed by the rider can vary each contract year.

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Remaining Annual Lifetime Payment (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RALP is the lifetime benefit amount that can be withdrawn during the remainder of the current contract year.

Remaining Benefit Amount (RBA): each withdrawal you make reduces the amount that is guaranteed by the rider for future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

Remaining Benefit Payment (RBP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RBP is the basic benefit amount that can be withdrawn during the remainder of the current contract year.

Waiting period: The period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.

Withdrawal Adjustment Base (WAB): one of the components used to determine the GBP Percentage and ALP Percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.

Withdrawal: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

DESCRIPTION OF THE SECURESOURCE 20 RIDER
Before the lifetime benefit is established, the annual withdrawal amount guaranteed by the riders after the waiting period is the basic benefit amount. After the lifetime benefit is established and after the waiting period, the riders guarantee that you have the option each contract year to cumulatively withdraw an amount up to the lifetime benefit amount or the basic benefit amount, but the riders do not guarantee withdrawal of both in a contract year.

The lifetime withdrawal benefit is established automatically:

•	Single Life: on the rider anniversary date after the covered person reaches age 65, or on the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below);

•	Joint Life: on the rider anniversary date after the younger covered spouse reaches age 65, or on the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” and “Annual Lifetime Payments (ALP)” headings below).

The basic benefit amount and the lifetime benefit amount can vary based on the relationship of your contract value to the Withdrawal Adjustment Base (WAB). When the first withdrawal is taken each contract year after the waiting period, the percentages used to determine the benefit amounts are set and fixed for the remainder of that year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next year.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).

Please note that basic benefit and lifetime benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime benefit only, the basic benefit only, or both.

At any time after the waiting period, as long as your withdrawal does not exceed the greater of the basic benefit amount or the lifetime benefit amount, if established, you will not be assessed a surrender charge or any market value adjustment. If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see “Charges — Surrender Charges”). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see “Guarantee Period Accounts (GPAs) — Market Value Adjustment”). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal, you will receive the remaining contract value less any applicable charges (see “Making the Most of Your Contract — Withdrawals”).

Subject to conditions and limitations, an annual step-up can increase the basic benefit amount and the lifetime benefit amount, if your contract value has increased on a rider anniversary.

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Subject to conditions and limitations, if no withdrawals are taken prior to the third rider anniversary, the 20% rider credit may increase the lifetime benefit (if already established) or the Enhanced Lifetime Base (ELB) may increase the lifetime benefit (when established).

The values associated with the basic benefit are GBA, RBA, GBP and RBP. The values associated with the lifetime benefit are ALP, RALP and ELB. ALP and GBP are similar in that they are the annual withdrawal amount for each benefit after the waiting period. RALP and RBP are similar in that they are the remaining amount that can be withdrawn during the current contract year for each benefit.

IMPORTANT SECURESOURCE 20 RIDER CONSIDERATIONS
You should consider whether a SecureSource 20 rider is appropriate for you taking into account the following considerations:

•	Lifetime Benefit Limitations: The lifetime benefit is subject to certain limitations, including but not limited to:

(a)	Single Life: Once the contract value equals zero, payments are made for as long as the covered person is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner or annuitant even if the covered person is still living (see “At Death” heading below). Therefore, the rider will terminate when a death benefit becomes payable. This possibility may present itself when:

(i)	There are multiple contract owners — when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living; or

(ii)	The owner and the annuitant are not the same persons — if the annuitant dies before the owner, the lifetime benefit terminates even though the owner is still living.

Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).

(b)	Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If both the ALP and the contract value are zero, the lifetime benefit will terminate.

(c)	If the lifetime benefit is first established prior to the third rider anniversary, the initial ALP is based on the basic benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below). If the lifetime benefit is first established on/after the third rider anniversary, the initial ALP is based on the greater of the basic benefit’s RBA and the ELB at that time. Any withdrawal you take before the ALP is established reduces the RBA and ELB and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

(d)	Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

•	Withdrawals: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time and you will not receive 20% credit offered under this rider. Any withdrawal request within the 3-year waiting period must be submitted in writing. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year (“excess withdrawal”), the guaranteed amounts under the rider may be reduced.

•	Investment Allocation Restrictions: You must be invested in one of the approved investment options. We have the right to add, remove, or substitute approved investment options in the future. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to the investment options you have selected. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Market Timing”).

You can allocate your contract value to any available investment options during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model

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portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed investment option changes per contract year. The target investment option classification is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.

After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows:

(a)	the total GBA will be reset to the contract value, if your contract value is less; and

(b)	the total RBA will be reset to the contract value, if your contract value is less; and

(c)	the ALP, if established, will be reset to your current ALP Percentage (either 6% or 5% as described under “GBP Percentage and ALP Percentage” heading below) times the contract value, if this amount is less than the current ALP; and

(d)	the GBP will be recalculated as described below, based on the reset GBA and RBA; and

(e)	the RBP will be recalculated as the reset GBP less all prior withdrawals taken during the current contract year, but not less than zero; and

(f)	the RALP will be recalculated as the reset ALP less all prior withdrawals taken during the current contract year, but not less than zero; and

(g)	the WAB will be reset as follows:

•	if the ALP has not been established, the WAB will be equal to the reset GBA.

if the ALP has been established, the WAB will be equal to the reset ALP, divided by the current ALP Percentage; and

(h)	the ELB, if greater than zero, will be reset to the contract value, if your contract value is less.

You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

•	Non-Cancelable: Once elected, the SecureSource 20 rider may not be cancelled (except as provided under “Rider Termination” heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).

Dissolution of marriage does not terminate the SecureSource 20 – Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource 20 – Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).

•	Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner’s death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. The annuitant must also be an owner. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant’s spouse or a trust that names the annuitant’s spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

If you select the SecureSource 20 – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see “Buying Your Contract — Purchase Payments”.

•	Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges — Surrender Charge”). The FA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s FA provision that exceeds

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the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.

•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”).

BASIC BENEFIT DESCRIPTION
The GBA and RBA are determined at the following times, subject to the maximum amount of $5,000,000, calculated as described:

•	At contract issue — the GBA and RBA are equal to the initial purchase payment.

•	When you make additional purchase payments — If a withdrawal is taken during the waiting period, the GBA and RBA will not change when a subsequent purchase payment is made during the waiting period. Prior to any withdrawal during the waiting period and after the waiting period, each additional purchase payment will have its own GBA and RBA established equal to the amount of the purchase payment.

•	At step up — (see “Annual Step Up” heading below).

•	At spousal continuation — (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).

•	When an individual RBA is reduced to zero — the GBA that is associated with that RBA will also be set to zero.

•	When you take a withdrawal during the waiting period — the total GBA and total RBA will be set equal to zero until the end of the waiting period.

•	When you take a withdrawal after the waiting period and the amount withdrawn is:

(a)	less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal and the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged, and each payment’s RBA is reduced in proportion to its RBP.

(b)	greater than the total RBP — excess withdrawal processing will be applied to the GBA and RBA.

•	On the rider anniversary at the end of the waiting period — If the first withdrawal is taken during the waiting period and you did not decline a rider fee increase, the total GBA and the total RBA will be reset to the contract value.

If the first withdrawal is taken during the waiting period and you decline a rider fee increase, the total GBA and the total RBA will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.

•	Upon certain changes to your PN program investment options under the PN program as described under “Use of Portfolio Navigator Program Required,” above.

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GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:

1.	The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2.	The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GBP Percentage and ALP Percentage: We use two percentages (6% and 5%) to calculate your GBP and ALP. The percentage used can vary as described below:

During the waiting period, 6% will be used to determine the amount payable to beneficiaries under the RBA Payout Option described below. After the waiting period, a comparison of your contract value and the WAB determines your GBP Percentage and ALP Percentage, unless the percentage is fixed as described below. On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then 6% is used in calculating your GBP and ALP; otherwise, 5% is used. Market volatility and returns, the deduction of fees and the 20% credit could impact your benefit determining percentage. The benefit determining percentage is calculated as follows but will not be less than zero:

1 − (a/b)

a = contract value at the end of the prior valuation period

b = WAB at the end of the prior valuation period

When the first withdrawal in a contract year is taken, the GBP Percentage and ALP Percentage will be set and fixed for the remainder of that contract year. Beginning on the next rider anniversary, the GBP Percentage and ALP Percentage can change on each valuation date as described above until a withdrawal is taken in that contract year.

Under certain limited situations, your GBP Percentage and ALP Percentage will not vary each contract year. They will be set at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:

(1)	when the RBA Payout Option is elected, or

(2)	if the ALP is established, when your contract value on a rider anniversary is less than two times the ALP (for the purpose of this calculation only, the ALP is determined using 5%; the ALP Percentage used to determine your ALP going forward will be either 6% or 5%), or

(3)	when the contract value reduces to zero.

For certain periods of time at our discretion and on a non-discriminatory basis, your GBP Percentage and ALP Percentage may be set by us to 6% if more favorable to you.

Withdrawal Adjustment Base (WAB): One of the components used to determine GBP Percentage and ALP Percentage. The maximum WAB is $5,000,000. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit,

The WAB is determined at the following times, calculated as described:

•	At Rider Effective Date — the WAB is set equal to the initial purchase payment.

•	When a subsequent purchase payment is made — before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB will be increased by the amount of each additional purchase payment.

•	When a withdrawal is taken — if the first withdrawal is taken during the waiting period, the WAB will be set equal to zero until the end of the waiting period.

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Whenever a withdrawal is taken after the waiting period, the WAB will be reduced by the amount in (A) unless the withdrawal is an excess withdrawal for the lifetime benefit (or the basic benefit if the ALP is not established) when it will be set equal to the amount in (B).

(A)	The WAB is reduced by an amount as calculated below:

a × b c	where:

a = the amount the contract value is reduced by the withdrawal

b = WAB on the date of (but prior to) the withdrawal

c = the contract value on the date of (but prior to) the withdrawal.

(B)	If the ALP is not established and the current withdrawal exceeds the RBP, the WAB will be reset to the GBA immediately following excess withdrawal processing.

If the ALP is established and the current withdrawal exceeds the RALP, the WAB will be reset to the ALP divided by the current ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above). In this calculation, we use the ALP immediately following excess withdrawal processing.

•	On rider anniversaries — unless you decline a rider fee increase, the WAB will be increased to the contract value on each rider anniversary, if the contract value is greater, except as follows:

(A)	If a withdrawal is taken during the waiting period, the WAB will be increased to the contract value on each rider anniversary beginning at the end of the waiting period, if the contract value is greater.

(B)	If you decline a rider fee increase and a withdrawal is taken during the waiting period, the WAB will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.

•	Upon certain changes to your PN program investment option as described under “Use of Portfolio Navigator Program Required,” above.

•	On the later of the third rider anniversary or the rider anniversary when the ALP is established — unless you decline a rider fee increase, if the ELB is greater than zero, the WAB will be increased by an amount as calculated below, but not less than zero.

(A)	The ELB, minus

(B)	the greater of:

i)	your contract value, or

ii)	the ALP before the ELB is applied, divided by the ALP Percentage (if the ALP is established) or the total RBA (if the ALP is established on the third rider anniversary).

Guaranteed Benefit Payment (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic benefit. After the waiting period the annual withdrawal amount guaranteed under the rider can vary each contract year. At any point in time, each payment’s GBP is the lesser of (a) and (b) where (a) is the GBA for that payment multiplied by the current GBP percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above) and (b) is the RBA for that payment. The total GBP is the sum of the GBPs for each purchase payment.

Remaining Benefit Payment (RBP): The amount available for withdrawal for the remainder of the contract year under the basic benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment.

The RBP is determined at the following times, calculated as described:

•	During the waiting period — the RBP will be zero.

•	At the beginning of any contract year after the waiting period and when the GBP Percentage changes — the RBP for each purchase payment is set equal to that purchase payment’s GBP.

•	When you make additional purchase payments after the waiting period — each additional purchase payment has its own RBP equal to the purchase payment, multiplied by the GBP Percentage.

•	At step up — (see “Annual Step Up” heading below).

•	At spousal continuation — (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).

•	When you make any withdrawal after the waiting period — the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess

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withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

LIFETIME BENEFIT DESCRIPTION
Single Life only: Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant.

Joint Life only: Covered Spouses: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.

Annual Lifetime Payment Attained Age (ALPAA):

•	Single Life: The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

•	Joint Life: The age of the younger covered spouse at which time the lifetime benefit is established.

Annual Lifetime Payment (ALP): The ALP is the lifetime benefit amount available for withdrawals in each contract year after the waiting period until the later of:

•	Single Life: death; or

•	Joint Life: death of the last surviving covered spouse; or

•	the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime benefit is not in effect and the ALP is zero.

The ALP is determined at the following times:

•	Single Life: Initially the ALP is established on the earliest of the following dates:

(a)	the rider effective date if the covered person has already reached age 65.

(b)	the rider anniversary following the date the covered person reaches age 65,

–	if during the waiting period and no prior withdrawal has been taken; or

–	if after the waiting period.

(c)	the rider anniversary following the end of the waiting period if the covered person is age 65 before the end of the waiting period and a prior withdrawal had been taken.

If the ALP is established prior to the third rider anniversary, the ALP is set equal to the total RBA multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above). If the ALP is established on or following the third rider anniversary, the ALP is set equal to the ALP Percentage multiplied by the greater of the ELB or the total RBA.

•	Joint Life: Initially the ALP is established on the earliest of the following dates:

(a)	the rider effective date if the younger covered spouse has already reached age 65.

(b)	the rider anniversary on/following the date the younger covered spouse reaches age 65.

(c)	upon the first death of a covered spouse, then

(1)	the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

(2)	the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

(3)	the rider anniversary on/following the date the surviving covered spouse reaches age 65.

(d)	Following dissolution of marriage of the covered spouses,

(1)	the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

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(2)	the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

For (b), (c) and (d) above, if the date described occurs during the waiting period and a prior withdrawal had been taken, we use the rider anniversary following the end of the waiting period to establish the ALP.

If the ALP is established prior to the third rider anniversary, the ALP is set equal to the total RBA multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above). If the ALP is established on or following the third rider anniversary, the ALP is set equal to the ALP Percentage multiplied by the greater of the ELB or the total RBA.

•	Whenever the ALP Percentage changes —

(a)	If the ALP Percentage is changing from 6% to 5%, the ALP is reset to the ALP multiplied by 5%, divided by 6%.

(b)	If the ALP Percentage is changing from 5% to 6%, the ALP is reset to the ALP multiplied by 6%, divided by 5%.

•	When you make an additional purchase payment — Before a withdrawal is taken in the waiting period and at any time after the waiting period, each additional purchase payment increases the ALP by the amount of the purchase payment, multiplied by the ALP Percentage.

•	When you make a withdrawal:

(a)	During the waiting period, the ALP, if established, will be set equal to zero until the end of the waiting period.

(b)	After the waiting period, if the amount withdrawn is:

(i) less than or equal to the RALP, the ALP is unchanged.

(ii) greater than the RALP, ALP excess withdrawal processing will occur.

If you withdraw less than the ALP in a contract year, there is no carry over to the next contract year.

•	On the rider anniversary at the end of the waiting period — If you took a withdrawal during the waiting period, the ALP is set equal to the contract value multiplied by the ALP Percentage if the covered person (Joint Life: younger covered spouse) has reached age 65.

•	At step ups — (see “Annual Step Up” heading below).

•	At spousal continuation — (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).

•	Upon certain changes to your PN program investment option under the PN program as described under “Use of Portfolio Navigator Program Required,” above.

20% Rider Credit
If you do not make a withdrawal during the first three rider years and you don’t decline a rider fee increase, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic benefit or the contract value. Because step ups may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.

Enhanced Lifetime Base (ELB)
The enhanced lifetime base will be established initially on the third rider anniversary. If you do not decline a rider fee increase and you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years plus the 20% rider credit. If you make a withdrawal during the first three rider years or decline a rider fee increase, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.

The maximum enhanced lifetime base at any time is $5,000,000.

If the enhanced lifetime base is greater than zero, then it will:

•	increase by the amount of any purchase payments received on or after the third rider anniversary.

•	be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.

•	be set to the contract value (if your contract value is less), if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.

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If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:

•	The total RBA is reduced to zero.

•	You decline a rider fee increase.

The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn, annuitized or payable as a death benefit.

Increase in ALP because of the Enhanced Lifetime Base
If the ALP is already established, on the third rider anniversary, the ALP will be increased to equal the enhanced lifetime base multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above), if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.

ALP Excess Withdrawal Processing
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above) multiplied by the contract value immediately following the withdrawal.

Remaining Annual Lifetime Payment (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime benefit. Prior to establishment of the ALP, the lifetime benefit is not in effect and the RALP is zero.

The RALP is determined at the following times:

•	The RALP is established at the same time as the ALP, and:

(a)	During the waiting period — the RALP will be zero.

(b)	At any other time — the RALP is established equal to the ALP less all prior withdrawals taken in the contract year but not less than zero.

•	At the beginning of each contract year after the waiting period and when the ALP Percentage changes — the RALP is set equal to the ALP.

•	When you make additional purchase payments after the waiting period — each additional purchase payment increases the RALP by the purchase payment, if applicable multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above).

•	At step ups — (see “Annual Step Up” headings below).

•	At spousal continuation — (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).

•	When you make any withdrawal after the waiting period — the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

OTHER PROVISIONS
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:

•	The withdrawal is after the waiting period;

•	The RMD is for your contract alone;

•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

•	The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. Any withdrawal during the waiting period will reset the basic benefit and lifetime benefit at the end of the waiting period. After the waiting period, withdrawal amounts greater than the RALP or RBP that do not meet the conditions above will result in excess withdrawal processing. The amount in excess of the RBP and/or RALP that is not subject to excess withdrawal processing will be recalculated if the RALP and RBP change due to GBP Percentage and ALP Percentage changes. See Appendix E for additional information.

Annual Step Up: Beginning with the first contract anniversary, an increase of the benefit values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn

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in a lump sum or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment. If there have been multiple payments and the GBA increases due to the step up, the individual GBAs, RBAs, GBPs, and RBPs will be combined.

The annual step up may be available as described below, subject to the maximum GBA, RBA and ALP and subject to the following rules:

•	You have not declined a rider fee increase.

•	If you take any withdrawals during the waiting period the annual step up will not be available until the rider anniversary following the end of the waiting period.

•	On any rider anniversary where your contract value is greater than the RBA or, your contract value multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above) is greater than the ALP, if established, the annual step up will be applied to your contract on the rider anniversary.

•	The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

•	Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

•	The total RBA will be increased to the contract value on the rider anniversary, if the contract value is greater.

•	The total GBA will be increased to the contract value on the rider anniversary, if the contract value is greater.

•	The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

•	The total RBP will be reset as follows:

(a)	During the waiting period, the RBP will not be affected by the step up.

(b)	After the waiting period, the RBP will be reset to the increased GBP.

•	The ALP will be increased to the contract value on the rider anniversary multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above), if greater than the current ALP.

•	The RALP will be reset as follows:

(a)	During the waiting period, the RALP will not be affected by the step up.

(b)	After the waiting period, the RALP will be reset to the increased ALP.

Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource 20 — Single Life rider terminates.

Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource 20 — Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.

At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see “Annual Step-Up” heading above) also apply to the spousal continuation step-up except that a) the RBP will be calculated as the GBP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero, and b) the RALP will be calculated as the ALP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.

Rules for Withdrawal Provision of Your Contract: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be taken from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.

If Contract Value Reduces to Zero: If the contract value reduces to zero, you will be paid in the following scenarios:

1)	The ALP has not yet been established, the total RBA is greater than zero and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

(a)	receive the remaining schedule of GBPs until the RBA equals zero; or

(b)	Single Life: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

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Joint Life: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2)	The ALP has been established, the total RBA is greater than zero and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

(a)	the remaining schedule of GBPs until the RBA equals zero; or

(b)	Single Life: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

Joint Life: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

•	Single Life: covered person;

•	Joint Life: last surviving covered spouse.

Under any of these scenarios:

•	The annualized amounts will be paid to you in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency but no less frequent than annually;

•	We will no longer accept additional purchase payments;

•	You will no longer be charged for the rider;

•	Any attached death benefit riders will terminate;

•	In determining the remaining schedule of GBPs, the current GBP is fixed for as long as payments are made.

•	Single Life: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero; and

•	Joint Life: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource 20 rider and the contract will terminate under either of the following two scenarios:

•	If the ALP is established and the RBA is zero, and if the contract value falls to zero as a result of a withdrawal that is greater than the RALP. This is full withdrawal of the contract value.

•	If the ALP is not established and the RBA is zero, and if the contract value falls to zero as a result of fees, charges or a withdrawal.

At Death:
Single Life: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract which terminates the rider.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

•	If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

•	If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

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Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the RBA equals zero, the benefit terminates. No further payments will be made.

Contract Ownership Change:
Single Life: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.

Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.

Remaining Benefit Amount (RBA) Payout Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource 20 rider after the waiting period.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary when the death benefit is payable. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The SecureSource 20 rider cannot be terminated either by you or us except as follows:

1.	Single Life: a change of ownership that would result in a different covered person will terminate the rider.

2.	Single Life: After the death benefit is payable, continuation of the contract will terminate the rider.

3.	Joint Life: After the death benefit is payable the rider will terminate if:

(a)	any one other than a covered spouse continues the contract, or

(b)	a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

4.	Annuity payouts under an annuity payout plan will terminate the rider.

5.	You may terminate the rider if your annual rider fee after any fee increase is more than 0.25 percentage points higher than your fee before the increase (See “Charges — SecureSource 20 rider fee”).

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6.	When the RBA and contract value is reduced to zero and either the withdrawal is taken when the ALP is not established or an excess withdrawal of the RALP is taken, the rider will terminate.

7.	Termination of the contract for any reason will terminate the rider.

8.	When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.

For an example, see Appendix D.

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Appendix O: SecureSource Stages Rider Disclosure

SECURESOURCE STAGES RIDERS
(Not available for Contract Option C)
This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. This benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains. The SecureSource Stages rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.

This benefit is intended for assets you plan to hold and let accumulate for at least three years. Your benefits under the rider can be reduced if any of the following occurs:

•	If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time;

•	If you take a withdrawal after the waiting period and if you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;

•	If you take a withdrawal and later choose to allocate your contract value to a model portfolio that is more aggressive than the target model;

•	If the contract value is 20% or more below purchase payments increased by any step ups or rider credits and adjusted for withdrawals (see withdrawal adjustment base described below).

The SecureSource Stages rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year that the lifetime benefit is available. The lifetime benefit amount can vary based on your attained age and based on the relationship of your contract value to the withdrawal adjustment base. Each contract year after the waiting period, the percentage used to determine the benefit amount is set when the first withdrawal is taken and fixed for the remainder of that year.

At any time after the waiting period, as long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge and no market value adjustment will be applied. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and any applicable market value adjustment. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.

Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time.

Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.

AVAILABILITY
There are two optional SecureSource Stages riders available under your contract:

•	SecureSource Stages – Single Life

•	SecureSource Stages – Joint Life

The information in this section applies to both SecureSource Stages riders, unless otherwise noted.

For the purpose of this rider, the term “withdrawal” is equal to the term “surrender” in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource Stages — Single Life rider covers one person. The SecureSource Stages — Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages — Single Life rider or the SecureSource Stages — Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource Stages rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if you purchase a contract with application signed on or after Nov. 30, 2009; and

•	Single Life: you are 80 or younger on the date the contract is issued; or

•	Joint Life: you and your spouse are 80 or younger on the date the contract is issued.

The SecureSource Stages riders are not available under an inherited qualified annuity.

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The SecureSource Stages rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:

•	Single Life: death (see “At Death” heading below).

•	Joint Life: the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below).

KEY TERMS
The key terms associated with the SecureSource Stages rider are:

Age Bands: Each age band is associated with a set of lifetime payment percentages. The covered person (Joint Life: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, other factors determine when you move to a higher age band.

Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the waiting period and after the covered person (Joint Life: the younger covered spouse) has reached the youngest age in the first age band. When the ALP is available, the annual withdrawal amount guaranteed by the rider can vary each contract year.

Annual Step-Up: an increase in the benefit base or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.

Benefit Base (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.

Credit Base (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.

Excess Withdrawal: (1) a withdrawal taken after the waiting period and before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment when the annual lifetime payment is available.

Excess Withdrawal Processing: after the waiting period, a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.

Lifetime Payment Percentage: used to calculate your annual lifetime payment. Two percentages (“percentage A” and “percentage B”) are used for each age band.

Principal Back Guarantee (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.

Remaining Annual Lifetime Payment (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. Whenever the annual lifetime payment is available, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.

Rider Credit: an amount that can be added to the benefit base on each of the first ten rider anniversaries, based on a rider credit percentage of 8% in year one and 6% for years two through ten, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Investment performance and withdrawals in the waiting period may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credit.

Waiting Period: the period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.

Withdrawal: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

Withdrawal Adjustment Base (WAB): one of the components used to determine the lifetime payment percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.

IMPORTANT SECURESOURCE STAGES RIDER CONSIDERATIONS
You should consider whether a SecureSource Stages rider is appropriate for you taking into account the following considerations:

•	Lifetime Benefit Limitations: The lifetime benefit is subject to certain limitations, including but not limited to:

Single Life: Once the contract value equals zero, payments are made for as long as the covered person is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see “At Death” heading below). This

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possibility may present itself when there are multiple contract owners — when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.

Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).

•	Withdrawals: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be reestablished based on your contract value at that time. Although your benefits will be set to zero until the end of waiting period, we will deduct rider fees based on the anniversary contract value for the remainder of the waiting period. Any withdrawal request within the 3-year waiting period must be submitted in writing. In addition, any withdrawals in the first 10 years will terminate the rider credits. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available (“excess withdrawal”), the guaranteed amounts under the rider may be reduced.

•	Investment Allocation Restrictions: You must be invested in one of the approved investment options. We reserve the right to add, remove or substitute approved investment options in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Market Timing”).

You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in the static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed model portfolio changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the target investment option after 30 days written notice.

After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows: the BB, PBG and WAB will be reset to the contract value, if less than their current amount; and the ALP and RALP, if available, will be recalculated. You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

•	Non-Cancelable: Once elected, the SecureSource Stages rider may not be cancelled (except as provided under “Rider Termination” heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).

Dissolution of marriage does not terminate the SecureSource Stages — Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages — Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).

•	Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner’s death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.

For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant’s spouse or a trust that names the annuitant’s spouse

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as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

If you select the SecureSource Stages — Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see “Buying Your Contract — Purchase Payments”.

•	Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges — Surrender Charge”). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract’s FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawal of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.

•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”).

LIFETIME BENEFIT DESCRIPTION
Single Life only: Covered Person: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.

Joint Life only: Covered Spouses: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.

Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the waiting period and after the covered person (Joint life: younger covered spouses) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime payment percentage or BB changes as described below, the ALP will be recalculated. When the ALP is available, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year.

If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.

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Single Life: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person’s attained age equals age 50. The ALP will be available on later of the rider anniversary after the waiting period, or the date the covered person’s attained age equals age 50.

Joint Life: The ALP is established on the earliest of the following dates:

•	The rider effective date if the younger covered spouse has already reached age 50.

•	The date the younger covered spouse’s attained age equals age 50.

•	Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.

•	Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.

The ALP will be available on later of the rider anniversary after the waiting period, or the date the ALP is established.

Remaining Annual Lifetime Payment (RALP): the remaining annual lifetime payment guaranteed for withdrawal after any withdrawals are made. The RALP is established at the same time as the ALP. The RALP will be zero during the waiting period. After the waiting period, the RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.

Lifetime Payment Percentage: used to calculate the annual lifetime payment. Two percentages are used for a given age band, percentage A or percentage B, depending on the factors described below.

For ages:

•	50-58, percentage A is 4% and percentage B is 3%.

•	59-64, percentage A is 5% and percentage B is 4%.

•	65-79, percentage A is 6% and percentage B is 5%.

•	80 and older, percentage A is 7% and percentage B is 6%.

The age band for the lifetime payment percentage is determined at the following times:

•	When the ALP is established: The age band for the lifetime payment percentage used to calculate the initial ALP is the percentage for the covered person’s attained age (Joint life: younger covered spouses attained age).

•	On the covered person’s subsequent birthdays (Joint life: younger covered spouses subsequent birthdays): Except as noted below, if the covered person’s new attained age (Joint life: younger covered spouses attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any annual rider fee increase or if a withdrawal has been taken since the ALP was made available, then the lifetime payment percentage will not change on subsequent birthdays.)

•	Upon annual step-ups (see “Annual step ups” below).

•	For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was available and no annual rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse’s attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse’s attained age will be used to determine the age band for the lifetime payment percentage. In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse’s attained age.

The following determines whether Percentage A or Percentage B is used for each applicable age band:

During the waiting period, percentage A will be used to determine the amount payable to beneficiaries under the principal back guarantee (PBG).

After the waiting period, a comparison of your contract value and the withdrawal adjustment base (WAB) determines whether percentage A or percentage B is used to calculate the ALP unless the percentage is fixed as described below.

On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then percentage A is used in calculating your ALP, otherwise percentage B is used. The benefit determining percentage is calculated as follows, but it will not be less than zero:

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1 – (a/b) where:

a = Contract value at the end of the prior valuation period

b = WAB at the end of the prior valuation period

After the ALP is available, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year. Beginning on the next rider anniversary, the lifetime payment percentage can change on each valuation day as described above until a withdrawal is taken in that contract year.

Under certain limited situations, your Lifetime Payment Percentage will not vary each contract year. Percentage A or percentage B will be determined at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:

•	if the ALP is established, when your contract value on a rider anniversary is less than two times the benefit base (BB) multiplied by percentage B for your current age band, or

•	when the contract value reduces to zero, or

•	on the date of death (Joint life: remaining covered spouse’s date of death) when a death benefit is payable.

For certain periods of time at our discretion and on a non-discriminatory basis, your lifetime payment percentage may be set by us to percentage A if more favorable to you.

Determination of Adjustments of Benefit Values: Your lifetime benefit values and principal back guarantee (PBG) are determined at the following times and are subject to a maximum benefit base (BB), credit base (CB), withdrawal adjustment base (WAB) and PBG amount of $10 million each:

•	On the contract date: The WAB, CB, BB and PBG are set equal to the initial purchase payment.

•	When an additional purchase payment is made: Before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB, CB (unless it has been permanently set to zero), BB and PBG will be increased by the amount of each additional purchase payment.

•	When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits. If the first withdrawal is taken during the waiting period, the WAB, BB and PBG will be set equal to zero until the end of the waiting period.

•	Whenever a withdrawal is taken after the waiting period:

(a) the WAB will be reduced by the “adjustment for withdrawal,” as defined below.

(b) if the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.

(c) if the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the “adjustment for withdrawal,” and the PBG will be reduced by the greater of the amount of the withdrawal or the “adjustment for withdrawal,” but it will not be less than zero.

(d) If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:

The PBG will be reset to the lesser of:

(i) the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or

(ii) the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:

a × b where: c

a = the amount of the withdrawal minus the RALP

b = the PBG minus the RALP on the date of (but prior to) the withdrawal

c = the contract value on the date of (but prior to) the withdrawal minus the RALP

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The BB will be reduced by an amount as calculated below:

d × e where: f

d = the amount of the withdrawal minus the RALP

e = the BB on the date of (but prior to) the withdrawal

f = the contract value on the date of (but prior to) the withdrawal minus the RALP.

Adjustment for Withdrawal Definition: When the WAB, PBG or BB is reduced by a withdrawal in the same proportion as the contract value is reduced, the proportional amount deducted is the “adjustment for withdrawal.” The “adjustment for withdrawal” is calculated as follows:

g × h where: i

g = the amount the contract value is reduced by the withdrawal

h = the WAB, BB or PGB (as applicable) on the date of (but prior to) the withdrawal

i = the contract value on the date of (but prior to) the withdrawal.

Rider Anniversary Processing: The following describes how the WAB, BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.

•	On the rider anniversary following the waiting period: If a withdrawal was taken during the waiting period and you did not decline any annual rider fee increase as described in the rider charges provision, the BB, WAB and PBG are reset to the contract value. If a withdrawal was taken during the waiting period and you declined any annual rider fee increase, the BB and PBG are reset to the lesser of (1) the BB or PBG (as applicable) at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value. The WAB will be reset to the BB.

•	The WAB on rider anniversaries: Unless you decline any annual rider fee increase or take a withdrawal during the waiting period, the WAB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If a withdrawal was taken during the waiting period, the WAB will be increased to the contract value, if the contract value is greater, starting on the rider anniversary following the waiting period.

Rider Credits: If you did not take any withdrawals and you did not decline any annual rider fee increase, a rider credit may be available for the first ten rider anniversaries. On the first rider anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. On any subsequent rider credit anniversaries, the rider credit equals the CB as of the prior rider anniversary multiplied by 6%. On the first rider anniversary the BB and WAB will be set to the greater of the current BB, or the BB 180 days following the contract date increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. On any subsequent rider credit anniversaries the BB and WAB will be set to the greater of the current BB, or the BB on the prior rider anniversary increased by the rider credit and any additional purchase payments since the prior rider anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the 10th rider anniversary after any adjustment to the WAB and BB, and there will be no additional rider credits.

Annual step ups: Beginning with the first rider anniversary, an annual step-up may be available. If you take any withdrawals during the waiting period, the annual step-up will not be available until the 3rd rider anniversary. If you decline any annual rider fee increase, future annual step-ups will no longer be available.

The annual step-up will be executed on any rider anniversary where the contract value is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person’s attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.

OTHER PROVISIONS
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of

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your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:

•	The withdrawal is after the waiting period;

•	The annual lifetime payment is available;

•	The RMD is for your contract alone;

•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

•	The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. A withdrawal during the waiting period will reset the benefit base, the withdrawal adjustment base and the principal back guarantee to the contract value at the end of the waiting period. After the waiting period, a withdrawal taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. The amount in excess of the RALP that is not subject to excess withdrawal processing will be recalculated if the ALP changes due to lifetime payment percentage changes. See Appendix E for additional information.

Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages — Single Life rider terminates.

Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Stages — Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.

At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see “Rider Anniversary Processing — Annual Step-Up” heading above) also apply to the spousal continuation step-up. The WAB will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.

Rules for Surrender: Minimum account values following a surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.

If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:

•	If the ALP is not established and if the contract value is reduced to zero as a result of fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (Joint Life: both covered spouses).

•	If the ALP is established and if the contract value is reduced to zero as a result of fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (Joint Life: both covered spouses).

In either case above:

–	These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.

–	We will no longer accept additional purchase payments.

–	No more charges will be collected for the rider.

–	The current ALP is fixed for as long as payments are made.

–	The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.

–	The amount paid in the current contract year will be reduced for any prior withdrawals in that year.

•	If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal, this rider and the contract will terminate.

•	If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.

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At Death:
Single Life: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.

Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:

•	elect to take the death benefit under the terms of the contract, or

•	elect to take the principal back guarantee available under this rider, or

•	continue the contract and the SecureSource Stages rider under the spousal continuation option.

For single and joint life, if the beneficiary elects the principal back guarantee under this rider, the following will occur:

•	If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.

•	If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age of the covered spouses in the first age band shown on the contract data page will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.

In either of the above cases:

•	After the date of death, there will be no additional rider credits or annual step-ups.

•	The lifetime payment percentage used will be set as of the date of death.

•	The amount paid in the current contract year will be reduced for any prior withdrawals in that year.

On the date of death (Joint life: remaining covered spouse’s date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.

If the PBG equals zero, the benefit terminates. No further payments are made.

Contract Ownership Change:
Single Life: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.

Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.

Assignment: If allowed by state law, an assignment is subject to our approval.

Annuity Provisions: You can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages rider. Under the rider’s payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (Joint Life: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.

If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.

RIDER TERMINATION
The SecureSource Stages rider cannot be terminated either by you or us except as follows:

•	Single Life: a change of ownership that would result in a different covered person will terminate the rider.

•	Single Life: after the death benefit is payable, the rider will terminate.

•	Single Life: spousal continuation will terminate the rider.

•	Joint Life: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.

•	On the annuitization start date, the rider will terminate.

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•	You may terminate the rider if your annual rider fee would increase more than 0.25 percentage points (See “Charges — SecureSource Stages rider fee”)

•	When the contract value is reduced to zero and either the withdrawal taken when the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.

•	Termination of the contract for any reason will terminate the rider.

For an example, see Appendix D.

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Appendix P:

Example — Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up

Assumptions:

This example assumes that the covered person (for joint life, younger covered spouse) is 65 or older and there are no additional purchase payments or withdrawals.

•	You own a RiverSource variable annuity with a withdrawal benefit rider. You are currently invested in the Variable Portfolio — Moderately Aggressive Portfolio (Class 2) (a Portfolio Navigator fund) with a current rider fee of 0.65%.

Your Contract Value (CV) is $100,000 and your withdrawal benefit rider currently provides the following benefits:

1)	You can withdraw $6,000 a year for the rest of your life. This is your Annual Lifetime Payment. Or

2)	You can withdraw $7,000 a year until you have withdrawn a total of $100,000. This is your Guaranteed Benefit Payment.

Based on your current CV, you will pay a rider fee of approximately $650 on your next annuity contract anniversary.

•	The annual fee for this rider has increased to 0.95% for clients invested in the Variable Portfolio — Moderately Aggressive Portfolio (Class 2).

The following compares certain options available to you. Changes to rider values or fees are presented for two different scenarios where your CV increases to either $110,000 or $101,000 over the contract year:

1)	Elect to lock in your contract gains to your benefit values (Step up):

	CV of $110,000	CV of $101,000

Increase in Annual Lifetime Payment	$600	$60

Increase in Guaranteed Benefit Payment	$700	$70

Increase in Annual Rider Fee	0.30%	0.30%

Increase in Annual Contract Charge	$330	$303

Automatic Step ups will continue on your next anniversary (if available under your rider).

2)	Do not elect to lock in your contract gains (no Step up):

	CV of $110,000	CV of $101,000

Increase in Annual Lifetime Payment	$0	$0

Increase in Guaranteed Benefit Payment	$0	$0

Increase in Annual Rider Fee	0%	0%

Increase in Annual Contract Charge	$65	$6.50

Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. On your next anniversary, you will again have the option to elect the Step up (lock in contract gains)

3)	Move to one of the Portfolio Stabilizer funds and elect the Step up:

	CV of $110,000	CV of $101,000

Increase in Annual Lifetime Payment	$600	$60

Increase in Guaranteed Benefit Payment	$700	$70

Increase in Annual Rider Fee	0%	0%

Increase in Annual Contract Charge	$65	$6.50

Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. Automatic Step ups will continue on your next anniversary (if available under your rider).

The above example is for illustrative purposes only. The assumptions and calculations used are not intended to be consistent with any one rider, but instead are intended to provide an idea of how different scenarios would operate. Your specific rider may use different calculations for fees or have different benefits available. For a full description and rules applicable to Step up options under your rider, please see the “Optional Living Benefits” section.

Electing to Step up may result in different increases to the annual rider charge relative to the increase in your rider values. You should weigh the resulting increased charge due to the Step up versus the increases to your benefits to determine the option that is best for you.

 212  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Appendix Q: Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts (if any) that were not available under your contract as of Dec. 31, 2013. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

Variable account charges of 1.70% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.16	$1.04	$1.09	$1.00	$0.82	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.16	$1.04	$1.09	$1.00	$0.82	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	1	2	2	2	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (08/30/2002)
Accumulation unit value at beginning of period	$1.34	$1.20	$1.60	$1.37	$0.91	$1.76	$1.50	$1.40	$1.38	$1.33
Accumulation unit value at end of period	$1.62	$1.34	$1.20	$1.60	$1.37	$0.91	$1.76	$1.50	$1.40	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	93	95	108	107	100	100	107	16	16	16

AllianceBernstein VPS Growth and Income Portfolio (Class B) (08/30/2002)
Accumulation unit value at beginning of period	$1.52	$1.32	$1.26	$1.14	$0.96	$1.65	$1.60	$1.39	$1.35	$1.24
Accumulation unit value at end of period	$2.01	$1.52	$1.32	$1.26	$1.14	$0.96	$1.65	$1.60	$1.39	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	45	52	40	56	61	84	154	167	189	109

AllianceBernstein VPS International Value Portfolio (Class B) (04/30/2004)
Accumulation unit value at beginning of period	$1.04	$0.93	$1.17	$1.15	$0.87	$1.89	$1.82	$1.37	$1.20	$1.00
Accumulation unit value at end of period	$1.26	$1.04	$0.93	$1.17	$1.15	$0.87	$1.89	$1.82	$1.37	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	4,800	6,162	7,923	8,703	28,798	37,213	21,915	15,378	8,725	1,580

American Century VP Inflation Protection, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.42	$1.34	$1.22	$1.18	$1.09	$1.13	$1.05	$1.05	$1.05	$1.00
Accumulation unit value at end of period	$1.28	$1.42	$1.34	$1.22	$1.18	$1.09	$1.13	$1.05	$1.05	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	7,394	7,159	8,705	12,467	14,455	14,852	23,568	25,472	20,290	3,919

American Century VP International, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.44	$1.21	$1.40	$1.26	$0.96	$1.77	$1.53	$1.24	$1.12	$1.00
Accumulation unit value at end of period	$1.73	$1.44	$1.21	$1.40	$1.26	$0.96	$1.77	$1.53	$1.24	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	7	7	5	—	—

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$1.11	$0.97	$0.99	$0.85	$0.67	$0.90	$1.00	—	—	—
Accumulation unit value at end of period	$1.41	$1.11	$0.97	$0.99	$0.85	$0.67	$0.90	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	6	9	—	—	—

American Century VP Ultra®, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.15	$1.03	$1.04	$0.91	$0.69	$1.20	$1.01	$1.06	$1.06	$1.00
Accumulation unit value at end of period	$1.55	$1.15	$1.03	$1.04	$0.91	$0.69	$1.20	$1.01	$1.06	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	2,397	3,136	4,210	5,777	7,197	7,837	8,361	23,813	6,935	1,154

American Century VP Value, Class II (04/30/2004)
Accumulation unit value at beginning of period	$1.28	$1.14	$1.15	$1.03	$0.88	$1.22	$1.31	$1.12	$1.09	$1.00
Accumulation unit value at end of period	$1.66	$1.28	$1.14	$1.15	$1.03	$0.88	$1.22	$1.31	$1.12	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	39	50	57	76	102	77	74	88	26	18

ClearBridge Variable Small Cap Growth Portfolio – Class I (05/01/2007)
Accumulation unit value at beginning of period	$1.21	$1.03	$1.04	$0.84	$0.60	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.75	$1.21	$1.03	$1.04	$0.84	$0.60	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	40	55	66	80	45	27	10	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$0.97	$0.98	$1.00	$1.02	$1.03	$1.03	$1.00	$0.97	$0.96	$0.97
Accumulation unit value at end of period	$0.95	$0.97	$0.98	$1.00	$1.02	$1.03	$1.03	$1.00	$0.97	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	1,861	2,444	4,164	3,587	19,621	8,230	5,476	2,192	1,151	399

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (03/01/2002)
Accumulation unit value at beginning of period	$1.39	$1.32	$1.26	$1.18	$1.05	$1.14	$1.10	$1.07	$1.07	$1.04
Accumulation unit value at end of period	$1.34	$1.39	$1.32	$1.26	$1.18	$1.05	$1.14	$1.10	$1.07	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	2,253	2,688	3,083	4,009	84,971	77,286	67,959	33,990	1,077	842

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 213

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.71	$1.52	$1.63	$1.42	$1.13	$1.94	$1.83	$1.55	$1.39	$1.20
Accumulation unit value at end of period	$2.13	$1.71	$1.52	$1.63	$1.42	$1.13	$1.94	$1.83	$1.55	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	4,934	6,228	8,456	10,953	63,435	55,414	35,371	27,624	9,764	608

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$2.32	$1.96	$2.52	$2.14	$1.25	$2.75	$2.02	$1.54	$1.17	$1.00
Accumulation unit value at end of period	$2.24	$2.32	$1.96	$2.52	$2.14	$1.25	$2.75	$2.02	$1.54	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	1,745	1,827	2,530	2,741	12,170	16,976	10,106	9,010	5,172	1,070

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.84	$1.61	$1.55	$1.39	$0.92	$1.25	$1.25	$1.14	$1.12	$1.02
Accumulation unit value at end of period	$1.92	$1.84	$1.61	$1.55	$1.39	$0.92	$1.25	$1.25	$1.14	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	1,064	1,210	1,679	2,244	4,591	5,601	6,703	8,935	4,144	855

Columbia Variable Portfolio – Income Opportunities Fund (Class 2) (04/26/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.89	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,656	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/01/2004)
Accumulation unit value at beginning of period	$1.75	$1.55	$1.48	$1.33	$0.95	$1.19	$1.18	$1.11	$1.10	$1.00
Accumulation unit value at end of period	$1.80	$1.75	$1.55	$1.48	$1.33	$0.95	$1.19	$1.18	$1.11	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	545	711	1,002	1,436	41,498	25,442	20,776	8,355	8	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.41	$1.22	$1.42	$1.27	$1.01	$1.73	$1.56	$1.28	$1.14	$1.00
Accumulation unit value at end of period	$1.70	$1.41	$1.22	$1.42	$1.27	$1.01	$1.73	$1.56	$1.28	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	14	13	13	13	20	20	20	16	1

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.21	$1.02	$1.07	$0.93	$0.69	$1.27	$1.25	$1.14	$1.07	$1.00
Accumulation unit value at end of period	$1.55	$1.21	$1.02	$1.07	$0.93	$0.69	$1.27	$1.25	$1.14	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	215	274	231	331	809	5,059	3,798	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$0.75	$0.67	$0.64	$0.56	$0.46	$0.81	$0.80	$0.70	$0.67	$0.65
Accumulation unit value at end of period	$0.98	$0.75	$0.67	$0.64	$0.56	$0.46	$0.81	$0.80	$0.70	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	3,912	5,248	7,129	9,784	12,306	14,085	14,409	15,807	17,584	7,616

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.00	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	547	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.01	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,286	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,636	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.02	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,986	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (05/01/2007)
Accumulation unit value at beginning of period	$1.05	$0.95	$0.99	$0.83	$0.67	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.40	$1.05	$0.95	$0.99	$0.83	$0.67	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	690	1,102	1,550	1,822	76,608	52,069	30,376	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.72	$0.87	$0.78	$0.57	$1.13	$1.00	—	—	—
Accumulation unit value at end of period	$0.98	$0.83	$0.72	$0.87	$0.78	$0.57	$1.13	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8	22	40	44	70	20	17	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (08/30/2002)
Accumulation unit value at beginning of period	$1.54	$1.41	$1.69	$1.36	$0.85	$1.56	$1.40	$1.42	$1.31	$1.22
Accumulation unit value at end of period	$1.99	$1.54	$1.41	$1.69	$1.36	$0.85	$1.56	$1.40	$1.42	$1.31
Number of accumulation units outstanding at end of period (000 omitted)	154	202	258	314	406	643	597	708	735	335

 214  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.94	$0.81	$0.90	$0.74	$0.54	$1.00	$1.00	—	—	—
Accumulation unit value at end of period	$1.27	$0.94	$0.81	$0.90	$0.74	$0.54	$1.00	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	147	158	174	171	136	136	136	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.28	$1.12	$1.13	$1.00	$0.81	$1.30	$1.26	$1.11	$1.08	$1.00
Accumulation unit value at end of period	$1.65	$1.28	$1.12	$1.13	$1.00	$0.81	$1.30	$1.26	$1.11	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	210	242	255	408	405	374	367	227	227	174

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.27	$1.09	$1.13	$0.96	$0.77	$1.29	$1.32	$1.13	$1.10	$1.00
Accumulation unit value at end of period	$1.73	$1.27	$1.09	$1.13	$0.96	$0.77	$1.29	$1.32	$1.13	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	1	1	2	2	2	3	2	3	3	—

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (04/30/2004)
Accumulation unit value at beginning of period	$1.48	$1.35	$1.47	$1.18	$0.96	$1.36	$1.42	$1.21	$1.17	$1.00
Accumulation unit value at end of period	$1.95	$1.48	$1.35	$1.47	$1.18	$0.96	$1.36	$1.42	$1.21	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	369	586	802	962	40,544	28,150	20,212	23	4	2

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/03/2000)
Accumulation unit value at beginning of period	$1.20	$1.20	$1.20	$1.19	$1.14	$1.19	$1.15	$1.13	$1.13	$1.14
Accumulation unit value at end of period	$1.15	$1.20	$1.20	$1.20	$1.19	$1.14	$1.19	$1.15	$1.13	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	1,814	1,981	2,096	2,681	13,727	7,345	6,207	5,084	3,085	1,544

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2007)
Accumulation unit value at beginning of period	$0.80	$0.83	$0.97	$0.84	$0.72	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$0.70	$0.80	$0.83	$0.97	$0.84	$0.72	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	430	399	395	456	200	140	135	—	—	—

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.43	$1.22	$1.24	$0.99	$0.75	$1.28	$1.28	$1.21	$1.13	$1.00
Accumulation unit value at end of period	$1.90	$1.43	$1.22	$1.24	$0.99	$0.75	$1.28	$1.28	$1.21	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	5	5	13	19	21	20	19	22	15	13

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.40	$1.24	$1.37	$1.07	$0.70	$1.20	$1.07	$1.05	$1.03	$1.00
Accumulation unit value at end of period	$1.83	$1.40	$1.24	$1.37	$1.07	$0.70	$1.20	$1.07	$1.05	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	785	1,007	1,280	1,660	2,334	3,051	3,154	7,113	2,763	500

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.37	$1.27	$1.18	$1.05	$0.87	$1.26	$1.20	$1.05	$1.03	$1.00
Accumulation unit value at end of period	$1.63	$1.37	$1.27	$1.18	$1.05	$0.87	$1.26	$1.20	$1.05	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	9	14	1	1	1	1

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.68	$0.82	$0.76	$0.62	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$0.95	$0.83	$0.68	$0.82	$0.76	$0.62	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9	9	18	18	19	17	18	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.10	$0.99	$1.25	$1.22	$0.95	$1.54	$1.51	$1.25	$1.14	$1.00
Accumulation unit value at end of period	$1.33	$1.10	$0.99	$1.25	$1.22	$0.95	$1.54	$1.51	$1.25	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	6	6	6	14	63	66	115	87	57	9

Eaton Vance VT Floating-Rate Income Fund (05/01/2007)
Accumulation unit value at beginning of period	$1.14	$1.08	$1.07	$1.00	$0.70	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.16	$1.14	$1.08	$1.07	$1.00	$0.70	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	737	841	986	1,158	31,381	22,672	16,330	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (08/30/2002)
Accumulation unit value at beginning of period	$1.88	$1.65	$1.73	$1.50	$1.13	$2.00	$1.74	$1.58	$1.38	$1.22
Accumulation unit value at end of period	$2.43	$1.88	$1.65	$1.73	$1.50	$1.13	$2.00	$1.74	$1.58	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	6,274	7,907	10,705	13,957	27,907	47,719	43,300	45,089	16,531	3,067

Fidelity® VIP Growth Portfolio Service Class 2 (03/01/2002)
Accumulation unit value at beginning of period	$1.14	$1.01	$1.03	$0.84	$0.67	$1.29	$1.04	$0.99	$0.96	$0.94
Accumulation unit value at end of period	$1.52	$1.14	$1.01	$1.03	$0.84	$0.67	$1.29	$1.04	$0.99	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	68	70	107	128	125	129	305	368	324	327

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.35	$1.30	$1.23	$1.17	$1.03	$1.08	$1.06	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.30	$1.35	$1.30	$1.23	$1.17	$1.03	$1.08	$1.06	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	3,684	3,976	4,787	6,648	45,428	40,566	40,253	12,953	8,188	1,336

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 215

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Fidelity® VIP Mid Cap Portfolio Service Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.31	$2.05	$2.34	$1.85	$1.35	$2.27	$2.00	$1.81	$1.56	$1.27
Accumulation unit value at end of period	$3.09	$2.31	$2.05	$2.34	$1.85	$1.35	$2.27	$2.00	$1.81	$1.56
Number of accumulation units outstanding at end of period (000 omitted)	949	1,289	1,684	2,096	12,835	18,330	11,091	7,570	3,100	1,208

Fidelity® VIP Overseas Portfolio Service Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.25	$1.05	$1.30	$1.17	$0.94	$1.71	$1.49	$1.28	$1.10	$1.00
Accumulation unit value at end of period	$1.60	$1.25	$1.05	$1.30	$1.17	$0.94	$1.71	$1.49	$1.28	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	1,100	1,467	1,997	2,249	4,907	4,814	4,416	4,843	4,036	1,573

FTVIPT Franklin Income VIP Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.87	$1.69	$1.68	$1.52	$1.14	$1.65	$1.61	$1.39	$1.39	$1.24
Accumulation unit value at end of period	$2.10	$1.87	$1.69	$1.68	$1.52	$1.14	$1.65	$1.61	$1.39	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	705	817	1,164	1,832	2,044	2,501	3,051	2,743	2,554	2,119

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$1.63	$1.45	$1.49	$1.36	$1.10	$1.78	$1.75	$1.50	$1.38	$1.25
Accumulation unit value at end of period	$2.05	$1.63	$1.45	$1.49	$1.36	$1.10	$1.78	$1.75	$1.50	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	780	940	1,054	1,353	1,660	1,878	2,787	9,197	2,844	3,112

FTVIPT Franklin Rising Dividends VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.38	$1.25	$1.20	$1.01	$0.88	$1.22	$1.28	$1.11	$1.09	$1.00
Accumulation unit value at end of period	$1.75	$1.38	$1.25	$1.20	$1.01	$0.88	$1.22	$1.28	$1.11	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	38	110	110	113	134	142	160	63	38	14

FTVIPT Franklin Small-Mid Cap Growth VIP Fund – Class 2 (03/03/2000)
Accumulation unit value at beginning of period	$0.64	$0.59	$0.63	$0.50	$0.36	$0.63	$0.57	$0.54	$0.52	$0.48
Accumulation unit value at end of period	$0.87	$0.64	$0.59	$0.63	$0.50	$0.36	$0.63	$0.57	$0.54	$0.52
Number of accumulation units outstanding at end of period (000 omitted)	232	401	487	738	838	1,058	1,427	1,612	1,719	1,992

FTVIPT Templeton Global Bond VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$2.02	$1.79	$1.83	$1.63	$1.40	$1.34	$1.23	$1.11	$1.16	$1.00
Accumulation unit value at end of period	$2.02	$2.02	$1.79	$1.83	$1.63	$1.40	$1.34	$1.23	$1.11	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	2,699	3,010	3,899	4,938	34,264	32,433	35,814	23,082	7,734	1,493

FTVIPT Templeton Growth VIP Fund – Class 2 (04/30/2004)
Accumulation unit value at beginning of period	$1.21	$1.02	$1.12	$1.06	$0.82	$1.45	$1.44	$1.20	$1.12	$1.00
Accumulation unit value at end of period	$1.56	$1.21	$1.02	$1.12	$1.06	$0.82	$1.45	$1.44	$1.20	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	121	127	165	269	256	311	510	376	226	177

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (03/03/2000)
Accumulation unit value at beginning of period	$3.12	$2.68	$2.91	$2.37	$1.81	$2.93	$2.88	$2.53	$2.28	$1.84
Accumulation unit value at end of period	$4.08	$3.12	$2.68	$2.91	$2.37	$1.81	$2.93	$2.88	$2.53	$2.28
Number of accumulation units outstanding at end of period (000 omitted)	1,263	1,657	2,277	2,833	10,008	11,967	11,638	9,377	4,128	1,284

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (03/03/2000)
Accumulation unit value at beginning of period	$0.93	$0.82	$0.80	$0.72	$0.61	$0.98	$1.02	$0.92	$0.87	$0.77
Accumulation unit value at end of period	$1.25	$0.93	$0.82	$0.80	$0.72	$0.61	$0.98	$1.02	$0.92	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	248	262	266	322	468	492	587	636	956	816

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.96	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.32	$0.96	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	285	302	—	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.66	$1.42	$1.48	$1.30	$1.03	$1.63	$1.70	$1.49	$1.45	$1.26
Accumulation unit value at end of period	$2.22	$1.66	$1.42	$1.48	$1.30	$1.03	$1.63	$1.70	$1.49	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	6,708	8,817	12,380	16,064	35,637	43,373	36,774	36,888	18,912	3,700

Invesco V.I. Global Health Care Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.13	$0.95	$0.93	$0.90	$0.72	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.55	$1.13	$0.95	$0.93	$0.90	$0.72	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	14	17	27	29	14	17	9	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.93	$0.82	$0.89	$0.81	$0.61	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.08	$0.93	$0.82	$0.89	$0.81	$0.61	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	670	964	1,321	1,471	61,756	25,377	13,924	—	—	—

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.33	$1.22	$1.33	$1.19	$0.93	$1.33	$1.24	$1.14	$1.08	$1.00
Accumulation unit value at end of period	$1.68	$1.33	$1.22	$1.33	$1.19	$0.93	$1.33	$1.24	$1.14	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	195	267	342	426	560	664	808	912	1,051	427

 216  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.97	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.30	$0.97	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	46	47	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (07/31/2002)
Accumulation unit value at beginning of period	$1.23	$1.07	$1.12	$1.07	$0.74	$1.56	$1.56	$1.41	$1.36	$1.24
Accumulation unit value at end of period	$1.62	$1.23	$1.07	$1.12	$1.07	$0.74	$1.56	$1.56	$1.41	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	775	1,043	1,475	1,830	2,251	2,882	2,554	2,791	3,249	1,479

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.01	$0.87	$0.94	$0.83	$0.62	$1.05	$1.00	—	—	—
Accumulation unit value at end of period	$1.29	$1.01	$0.87	$0.94	$0.83	$0.62	$1.05	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	623	960	1,385	1,565	65,361	54,012	36,050	—	—	—

MFS® Investors Growth Stock Series – Service Class (04/30/2004)
Accumulation unit value at beginning of period	$1.34	$1.17	$1.18	$1.07	$0.78	$1.27	$1.16	$1.10	$1.07	$1.00
Accumulation unit value at end of period	$1.71	$1.34	$1.17	$1.18	$1.07	$0.78	$1.27	$1.16	$1.10	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	11	11	11	11	11	11	11	11	11	11

MFS® New Discovery Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$1.54	$1.29	$1.47	$1.10	$0.69	$1.16	$1.15	$1.04	$1.00	$0.96
Accumulation unit value at end of period	$2.14	$1.54	$1.29	$1.47	$1.10	$0.69	$1.16	$1.15	$1.04	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	85	86	92	92	96	101	141	155	155	138

MFS® Total Return Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$1.35	$1.24	$1.24	$1.15	$0.99	$1.30	$1.28	$1.16	$1.15	$1.06
Accumulation unit value at end of period	$1.58	$1.35	$1.24	$1.24	$1.15	$0.99	$1.30	$1.28	$1.16	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	372	430	513	617	632	661	1,039	1,095	1,130	1,184

MFS® Utilities Series – Service Class (03/01/2002)
Accumulation unit value at beginning of period	$2.78	$2.49	$2.38	$2.13	$1.63	$2.67	$2.13	$1.65	$1.44	$1.13
Accumulation unit value at end of period	$3.28	$2.78	$2.49	$2.38	$2.13	$1.63	$2.67	$2.13	$1.65	$1.44
Number of accumulation units outstanding at end of period (000 omitted)	18	24	37	43	56	66	103	85	72	63

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.87	$0.68	$0.77	$0.64	$0.46	$0.85	$1.00	—	—	—
Accumulation unit value at end of period	$0.88	$0.87	$0.68	$0.77	$0.64	$0.46	$0.85	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	156	200	296	333	14,104	18,345	7,208	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.15	$1.08	$1.18	$0.91	$0.59	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.55	$1.15	$1.08	$1.18	$0.91	$0.59	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	18	18	18	19	10	9	8	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (04/30/2004)
Accumulation unit value at beginning of period	$2.01	$1.77	$1.70	$1.34	$1.06	$1.74	$2.14	$1.58	$1.37	$1.00
Accumulation unit value at end of period	$2.01	$2.01	$1.77	$1.70	$1.34	$1.06	$1.74	$2.14	$1.58	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	125	140	199	289	498	554	553	510	443	177

Oppenheimer Capital Appreciation Fund/VA, Service Shares (08/30/2002)
Accumulation unit value at beginning of period	$1.39	$1.25	$1.28	$1.20	$0.84	$1.58	$1.41	$1.33	$1.29	$1.24
Accumulation unit value at end of period	$1.77	$1.39	$1.25	$1.28	$1.20	$0.84	$1.58	$1.41	$1.33	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	2,640	3,235	4,237	5,659	6,442	7,744	7,383	8,562	6,720	1,419

Oppenheimer Global Fund/VA, Service Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.67	$1.40	$1.56	$1.37	$1.00	$1.71	$1.64	$1.42	$1.27	$1.08
Accumulation unit value at end of period	$2.08	$1.67	$1.40	$1.56	$1.37	$1.00	$1.71	$1.64	$1.42	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	219	279	320	469	582	612	831	683	680	562

Oppenheimer Global Strategic Income Fund/VA, Service Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.76	$1.58	$1.60	$1.41	$1.21	$1.44	$1.34	$1.27	$1.26	$1.18
Accumulation unit value at end of period	$1.72	$1.76	$1.58	$1.60	$1.41	$1.21	$1.44	$1.34	$1.27	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	3,753	4,137	5,377	6,880	57,951	47,806	44,474	21,466	9,445	2,076

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (07/31/2002)
Accumulation unit value at beginning of period	$2.05	$1.77	$1.85	$1.53	$1.14	$1.86	$1.92	$1.70	$1.58	$1.35
Accumulation unit value at end of period	$2.84	$2.05	$1.77	$1.85	$1.53	$1.14	$1.86	$1.92	$1.70	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	113	120	160	185	206	207	221	168	168	143

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2007)
Accumulation unit value at beginning of period	$1.28	$1.13	$1.13	$1.02	$0.85	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.26	$1.28	$1.13	$1.13	$1.02	$0.85	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	694	801	1,040	1,090	33,919	46,677	37,481	—	—	—

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 217

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Putnam VT Global Health Care Fund – Class IB Shares (05/01/2002)
Accumulation unit value at beginning of period	$1.34	$1.11	$1.15	$1.14	$0.92	$1.13	$1.15	$1.14	$1.02	$0.97
Accumulation unit value at end of period	$1.86	$1.34	$1.11	$1.15	$1.14	$0.92	$1.13	$1.15	$1.14	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	5	7	23	97	123	136	162	175	177

Putnam VT International Equity Fund – Class IB Shares (03/03/2000)
Accumulation unit value at beginning of period	$0.72	$0.60	$0.74	$0.68	$0.56	$1.01	$0.95	$0.75	$0.68	$0.60
Accumulation unit value at end of period	$0.91	$0.72	$0.60	$0.74	$0.68	$0.56	$1.01	$0.95	$0.75	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	327	412	526	877	955	1,134	1,511	1,624	1,716	1,786

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.21	$1.05	$1.13	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.62	$1.21	$1.05	$1.13	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	57	59	84	125	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (04/30/2004)
Accumulation unit value at beginning of period	$1.27	$1.10	$1.18	$0.95	$0.73	$1.23	$1.44	$1.25	$1.18	$1.00
Accumulation unit value at end of period	$1.75	$1.27	$1.10	$1.18	$0.95	$0.73	$1.23	$1.44	$1.25	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	213	269	285	299	325	340	355	5,948	89	5

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.06	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.41	$1.19	$1.06	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,783	2,584	3,578	3,678	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.06	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.41	$1.19	$1.06	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	28,242	44,183	57,497	68,262	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.29	$1.25	$1.15	$1.12	$1.07	$1.09	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.20	$1.29	$1.25	$1.15	$1.12	$1.07	$1.09	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,344	1,621	2,043	2,737	67,428	34,578	35,149	26,599	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.11	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.11	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,444	7,169	4,700	2,476	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.11	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.11	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	36,993	46,958	53,602	58,932	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.07	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.28	$1.17	$1.07	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	39,551	39,235	36,336	32,170	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.07	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.28	$1.17	$1.07	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	339,717	399,382	458,939	516,525	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.18	$1.07	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.18	$1.07	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	26,387	25,607	28,278	25,057	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.18	$1.07	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.18	$1.07	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	113,017	154,016	213,018	254,807	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.14	$1.07	$1.06	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.14	$1.07	$1.06	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8,358	11,168	9,842	6,739	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.14	$1.07	$1.07	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.14	$1.07	$1.07	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	48,291	60,919	69,228	81,004	—	—	—	—	—	—

 218  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (05/01/2002)
Accumulation unit value at beginning of period	$1.68	$1.50	$1.60	$1.31	$0.98	$1.45	$1.55	$1.31	$1.26	$1.07
Accumulation unit value at end of period	$2.22	$1.68	$1.50	$1.60	$1.31	$0.98	$1.45	$1.55	$1.31	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	2,498	3,372	4,522	5,828	9,670	11,364	11,900	10,097	9,125	1,935

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.87	$0.80	$0.84	$0.77	$0.60	$0.99	$1.00	—	—	—
Accumulation unit value at end of period	$1.10	$0.87	$0.80	$0.84	$0.77	$0.60	$0.99	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	833	1,245	1,741	2,012	81,300	45,483	28,284	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (04/30/2004)
Accumulation unit value at beginning of period	$1.36	$1.19	$1.29	$1.08	$0.80	$1.29	$1.24	$1.08	$1.10	$1.00
Accumulation unit value at end of period	$1.82	$1.36	$1.19	$1.29	$1.08	$0.80	$1.29	$1.24	$1.08	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	7	7	7	7	7	8	8	2

Wanger International (04/30/2004)
Accumulation unit value at beginning of period	$2.15	$1.80	$2.14	$1.74	$1.18	$2.21	$1.94	$1.44	$1.20	$1.00
Accumulation unit value at end of period	$2.59	$2.15	$1.80	$2.14	$1.74	$1.18	$2.21	$1.94	$1.44	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	1,182	1,483	2,072	2,430	14,141	19,452	10,278	8,406	4,181	858

Wanger USA (04/30/2004)
Accumulation unit value at beginning of period	$1.56	$1.32	$1.39	$1.15	$0.82	$1.39	$1.34	$1.26	$1.15	$1.00
Accumulation unit value at end of period	$2.05	$1.56	$1.32	$1.39	$1.15	$0.82	$1.39	$1.34	$1.26	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	1,651	2,250	3,139	4,208	17,593	17,008	13,828	7,563	5,332	946

Variable account charges of 2.25% of the daily net assets of the variable account.
Year ended Dec. 31,						2013	2012	2011	2010	2009

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (11/30/2009)
Accumulation unit value at beginning of period						$1.00	$0.90	$1.20	$1.04	$1.00
Accumulation unit value at end of period						$1.20	$1.00	$0.90	$1.20	$1.04
Number of accumulation units outstanding at end of period (000 omitted)						—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (11/30/2009)
Accumulation unit value at beginning of period						$1.33	$1.16	$1.12	$1.02	$1.00
Accumulation unit value at end of period						$1.76	$1.33	$1.16	$1.12	$1.02
Number of accumulation units outstanding at end of period (000 omitted)						—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (11/30/2009)
Accumulation unit value at beginning of period						$0.91	$0.81	$1.03	$1.01	$1.00
Accumulation unit value at end of period						$1.09	$0.91	$0.81	$1.03	$1.01
Number of accumulation units outstanding at end of period (000 omitted)						—	—	—	—	—

American Century VP Mid Cap Value, Class II (11/30/2009)
Accumulation unit value at beginning of period						$1.35	$1.18	$1.22	$1.05	$1.00
Accumulation unit value at end of period						$1.71	$1.35	$1.18	$1.22	$1.05
Number of accumulation units outstanding at end of period (000 omitted)						—	—	—	—	—

American Century VP Ultra®, Class II (11/30/2009)
Accumulation unit value at beginning of period						$1.28	$1.15	$1.17	$1.03	$1.00
Accumulation unit value at end of period						$1.72	$1.28	$1.15	$1.17	$1.03
Number of accumulation units outstanding at end of period (000 omitted)						—	—	—	—	—

American Century VP Value, Class II (11/30/2009)
Accumulation unit value at beginning of period						$1.26	$1.12	$1.14	$1.03	$1.00
Accumulation unit value at end of period						$1.62	$1.26	$1.12	$1.14	$1.03
Number of accumulation units outstanding at end of period (000 omitted)						—	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (11/30/2009)
Accumulation unit value at beginning of period						$1.52	$1.30	$1.31	$1.07	$1.00
Accumulation unit value at end of period						$2.18	$1.52	$1.30	$1.31	$1.07
Number of accumulation units outstanding at end of period (000 omitted)						—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period						$0.93	$0.96	$0.98	$1.00	$1.00
Accumulation unit value at end of period						$0.91	$0.93	$0.96	$0.98	$1.00
Number of accumulation units outstanding at end of period (000 omitted)						—	—	—	—	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period						$1.15	$1.09	$1.04	$0.99	$1.00
Accumulation unit value at end of period						$1.09	$1.15	$1.09	$1.04	$0.99
Number of accumulation units outstanding at end of period (000 omitted)						—	—	—	—	—

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 219

Variable account charges of 2.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period	$1.22	$1.09	$1.17	$1.03	$1.00
Accumulation unit value at end of period	$1.51	$1.22	$1.09	$1.17	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period	$1.11	$0.94	$1.22	$1.04	$1.00
Accumulation unit value at end of period	$1.07	$1.11	$0.94	$1.22	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period	$1.33	$1.18	$1.14	$1.02	$1.00
Accumulation unit value at end of period	$1.38	$1.33	$1.18	$1.14	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 2) (04/26/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.89	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period	$1.32	$1.17	$1.13	$1.02	$1.00
Accumulation unit value at end of period	$1.35	$1.32	$1.17	$1.13	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period	$1.12	$0.97	$1.13	$1.02	$1.00
Accumulation unit value at end of period	$1.34	$1.12	$0.97	$1.13	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period	$1.33	$1.13	$1.19	$1.04	$1.00
Accumulation unit value at end of period	$1.69	$1.33	$1.13	$1.19	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period	$1.34	$1.21	$1.17	$1.02	$1.00
Accumulation unit value at end of period	$1.75	$1.34	$1.21	$1.17	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.01	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.02	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (11/30/2009)
Accumulation unit value at beginning of period	$1.26	$1.15	$1.21	$1.01	$1.00
Accumulation unit value at end of period	$1.67	$1.26	$1.15	$1.21	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (11/30/2009)
Accumulation unit value at beginning of period	$1.05	$0.92	$1.12	$1.00	$1.00
Accumulation unit value at end of period	$1.24	$1.05	$0.92	$1.12	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period	$1.30	$1.13	$1.26	$1.05	$1.00
Accumulation unit value at end of period	$1.76	$1.30	$1.13	$1.26	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

 220  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 2.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period	$1.29	$1.14	$1.15	$1.02	$1.00
Accumulation unit value at end of period	$1.66	$1.29	$1.14	$1.15	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (11/30/2009)
Accumulation unit value at beginning of period	$1.31	$1.21	$1.31	$1.06	$1.00
Accumulation unit value at end of period	$1.72	$1.31	$1.21	$1.31	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period	$0.98	$0.99	$1.00	$0.99	$1.00
Accumulation unit value at end of period	$0.94	$0.98	$0.99	$1.00	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (11/30/2009)
Accumulation unit value at beginning of period	$0.96	$1.00	$1.17	$1.03	$1.00
Accumulation unit value at end of period	$0.84	$0.96	$1.00	$1.17	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (11/30/2009)
Accumulation unit value at beginning of period	$1.09	$0.91	$1.09	$1.02	$1.00
Accumulation unit value at end of period	$1.25	$1.09	$0.91	$1.09	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (11/30/2009)
Accumulation unit value at beginning of period	$0.90	$0.82	$1.03	$1.02	$1.00
Accumulation unit value at end of period	$1.08	$0.90	$0.82	$1.03	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (11/30/2009)
Accumulation unit value at beginning of period	$1.14	$1.09	$1.09	$1.02	$1.00
Accumulation unit value at end of period	$1.16	$1.14	$1.09	$1.09	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (11/30/2009)
Accumulation unit value at beginning of period	$1.28	$1.13	$1.19	$1.04	$1.00
Accumulation unit value at end of period	$1.64	$1.28	$1.13	$1.19	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (11/30/2009)
Accumulation unit value at beginning of period	$1.13	$1.09	$1.04	$0.99	$1.00
Accumulation unit value at end of period	$1.08	$1.13	$1.09	$1.04	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Fidelity® VIP Mid Cap Portfolio Service Class 2 (11/30/2009)
Accumulation unit value at beginning of period	$1.25	$1.11	$1.28	$1.02	$1.00
Accumulation unit value at end of period	$1.66	$1.25	$1.11	$1.28	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Fidelity® VIP Overseas Portfolio Service Class 2 (11/30/2009)
Accumulation unit value at beginning of period	$1.06	$0.90	$1.12	$1.01	$1.00
Accumulation unit value at end of period	$1.35	$1.06	$0.90	$1.12	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

FTVIPT Franklin Income VIP Fund – Class 2 (11/30/2009)
Accumulation unit value at beginning of period	$1.26	$1.15	$1.14	$1.04	$1.00
Accumulation unit value at end of period	$1.41	$1.26	$1.15	$1.14	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

FTVIPT Templeton Global Bond VIP Fund – Class 2 (11/30/2009)
Accumulation unit value at beginning of period	$1.23	$1.09	$1.12	$1.00	$1.00
Accumulation unit value at end of period	$1.22	$1.23	$1.09	$1.12	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

FTVIPT Templeton Growth VIP Fund – Class 2 (11/30/2009)
Accumulation unit value at beginning of period	$1.16	$0.98	$1.07	$1.02	$1.00
Accumulation unit value at end of period	$1.48	$1.16	$0.98	$1.07	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (11/30/2009)
Accumulation unit value at beginning of period	$1.36	$1.18	$1.29	$1.05	$1.00
Accumulation unit value at end of period	$1.77	$1.36	$1.18	$1.29	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 221

Variable account charges of 2.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (11/30/2009)
Accumulation unit value at beginning of period	$1.28	$1.14	$1.12	$1.02	$1.00
Accumulation unit value at end of period	$1.72	$1.28	$1.14	$1.12	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.96	$1.00	—	—	—
Accumulation unit value at end of period	$1.31	$0.96	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (11/30/2009)
Accumulation unit value at beginning of period	$1.28	$1.10	$1.15	$1.02	$1.00
Accumulation unit value at end of period	$1.70	$1.28	$1.10	$1.15	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (11/30/2009)
Accumulation unit value at beginning of period	$1.28	$1.09	$1.07	$1.04	$1.00
Accumulation unit value at end of period	$1.76	$1.28	$1.09	$1.07	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (11/30/2009)
Accumulation unit value at beginning of period	$1.16	$1.03	$1.13	$1.03	$1.00
Accumulation unit value at end of period	$1.34	$1.16	$1.03	$1.13	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$0.97	$1.00	—	—	—
Accumulation unit value at end of period	$1.29	$0.97	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Janus Aspen Series Janus Portfolio: Service Shares (11/30/2009)
Accumulation unit value at beginning of period	$1.24	$1.07	$1.16	$1.04	$1.00
Accumulation unit value at end of period	$1.57	$1.24	$1.07	$1.16	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

MFS® Total Return Series – Service Class (11/30/2009)
Accumulation unit value at beginning of period	$1.17	$1.07	$1.08	$1.01	$1.00
Accumulation unit value at end of period	$1.35	$1.17	$1.07	$1.08	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

MFS® Utilities Series – Service Class (11/30/2009)
Accumulation unit value at beginning of period	$1.35	$1.22	$1.17	$1.05	$1.00
Accumulation unit value at end of period	$1.58	$1.35	$1.22	$1.17	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (11/30/2009)
Accumulation unit value at beginning of period	$1.37	$1.08	$1.23	$1.03	$1.00
Accumulation unit value at end of period	$1.38	$1.37	$1.08	$1.23	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (11/30/2009)
Accumulation unit value at beginning of period	$1.28	$1.21	$1.33	$1.03	$1.00
Accumulation unit value at end of period	$1.73	$1.28	$1.21	$1.33	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (11/30/2009)
Accumulation unit value at beginning of period	$1.20	$1.08	$1.12	$1.05	$1.00
Accumulation unit value at end of period	$1.52	$1.20	$1.08	$1.12	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (11/30/2009)
Accumulation unit value at beginning of period	$1.22	$1.03	$1.16	$1.02	$1.00
Accumulation unit value at end of period	$1.52	$1.22	$1.03	$1.16	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (11/30/2009)
Accumulation unit value at beginning of period	$1.22	$1.10	$1.12	$1.00	$1.00
Accumulation unit value at end of period	$1.19	$1.22	$1.10	$1.12	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (11/30/2009)
Accumulation unit value at beginning of period	$1.39	$1.21	$1.27	$1.06	$1.00
Accumulation unit value at end of period	$1.92	$1.39	$1.21	$1.27	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

 222  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Variable account charges of 2.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009

PIMCO VIT All Asset Portfolio, Advisor Class (11/30/2009)
Accumulation unit value at beginning of period	$1.23	$1.09	$1.10	$0.99	$1.00
Accumulation unit value at end of period	$1.20	$1.23	$1.09	$1.10	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.05	$1.11	$1.00	—
Accumulation unit value at end of period	$1.38	$1.17	$1.05	$1.11	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.05	$1.11	$1.00	—
Accumulation unit value at end of period	$1.38	$1.17	$1.05	$1.11	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period	$1.11	$1.08	$1.00	$0.98	$1.00
Accumulation unit value at end of period	$1.03	$1.11	$1.08	$1.00	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.10	$1.05	$1.04	$1.00	—
Accumulation unit value at end of period	$1.11	$1.10	$1.05	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.10	$1.05	$1.04	$1.00	—
Accumulation unit value at end of period	$1.10	$1.10	$1.05	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.15	$1.06	$1.08	$1.00	—
Accumulation unit value at end of period	$1.25	$1.15	$1.06	$1.08	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.15	$1.06	$1.08	$1.00	—
Accumulation unit value at end of period	$1.26	$1.15	$1.06	$1.08	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.16	$1.06	$1.10	$1.00	—
Accumulation unit value at end of period	$1.32	$1.16	$1.06	$1.10	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.06	$1.10	$1.00	—
Accumulation unit value at end of period	$1.32	$1.17	$1.06	$1.10	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.12	$1.06	$1.06	$1.00	—
Accumulation unit value at end of period	$1.18	$1.12	$1.06	$1.06	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.13	$1.06	$1.06	$1.00	—
Accumulation unit value at end of period	$1.18	$1.13	$1.06	$1.06	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period	$1.35	$1.21	$1.30	$1.07	$1.00
Accumulation unit value at end of period	$1.78	$1.35	$1.21	$1.30	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period	$1.14	$1.05	$1.12	$1.02	$1.00
Accumulation unit value at end of period	$1.43	$1.14	$1.05	$1.12	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (11/30/2009)
Accumulation unit value at beginning of period	$1.33	$1.16	$1.27	$1.06	$1.00
Accumulation unit value at end of period	$1.76	$1.33	$1.16	$1.27	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 223

Variable account charges of 2.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009

Wanger International (11/30/2009)
Accumulation unit value at beginning of period	$1.24	$1.05	$1.25	$1.03	$1.00
Accumulation unit value at end of period	$1.49	$1.24	$1.05	$1.25	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

Wanger USA (11/30/2009)
Accumulation unit value at beginning of period	$1.44	$1.23	$1.30	$1.08	$1.00
Accumulation unit value at end of period	$1.88	$1.44	$1.23	$1.30	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—

 224  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS

Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts	p. 3

Rating Agencies	p. 4

Revenues Received During Calendar Year 2013	p. 4

Principal Underwriter	p. 5

Independent Registered Public Accounting Firm	p. 5

Condensed Financial Information (Unaudited)	p. 6

Financial Statements

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY — PROSPECTUS 225

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-333-3437

RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.

©2008-2014 RiverSource Life Insurance Company. All rights reserved.
45307 R (5/14)

PART B.
The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated May 1, 2014 filed electronically as Part B to Post-Effective Amendment No. 17 to Registration Statement No. 333-139760 on or about April 23, 2014, is incorporated by reference to this Post-Effective Amendment No. 26.

Part C.
Item 24. Financial Statements and Exhibits
(a)	Financial Statements included in Part B of this Registration Statement:

RiverSource Variable Annuity Account

Report of Independent Registered Public Accounting Firm dated April 21, 2014
Statements of Assets and Liabilities for the year ended Dec. 31, 2013
Statements of Operations for the year ended Dec. 31, 2013
Statements of Changes in Net Assets for the two years ended Dec. 31, 2013
Notes to Financial Statements

RiverSource Life Insurance Company

Report of Independent Registered Public Accounting Firm dated Feb. 25, 2014
Consolidated Balance Sheets as of Dec. 31, 2013 and 2012
Consolidated Statements of Income for the years ended Dec. 31, 2013, 2012 and 2011
Consolidated Statements of Comprehensive Income for the years ended Dec. 31, 2013, 2012 and 2011
Consolidated Statements of Shareholder’s Equity for the three years ended Dec. 31, 2013, 2012 and 2011
Consolidated Statements of Cash Flows for the years ended Dec. 31, 2013, 2012 and 2011
Notes to Consolidated Financial Statements
(b)	Exhibits:
1.1	Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as Exhibit 1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

1.2	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 10 subaccounts dated Aug. 21, 1997, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 8 to Registration Statement No. 33-54471, filed on or about Aug. 27, 1997, is incorporated by reference.

1.3	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated June 17, 1998, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 12 to Registration Statement No. 33-54471, filed on or about Aug. 24, 1998, is incorporated by reference.

1.4	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 16 subaccounts dated Jan. 20, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about Feb. 16, 1999, is incorporated by reference.

1.5	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 37 subaccounts dated June 29, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about July 8, 1999, is incorporated by reference.

1.6	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 236 subaccounts dated Sept. 8, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

1.7	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 67 subaccounts dated Nov. 22, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999 is incorporated by reference.

1.8	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 15 subaccounts dated Feb. 2, 2000, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

1.9	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 141 additional subaccounts within the separate account dated April 25, 2000, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000 is incorporated by reference.

1.10	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 1 subaccount dated April 25, 2000, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

1.11	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 21 subaccounts dated April 13, 2001, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 7 to Registration Statement No. 333-85567, filed on or about April 30, 2001, is incorporated by reference.

1.12	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 12 subaccounts dated Sept. 29, 2000, filed electronically as Exhibit 1.12 to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.13	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 85 subaccounts dated Feb. 5, 2002, filed electronically as Exhibit 1.13 to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.14	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 109 subaccounts dated April 17, 2002, filed electronically as Exhibit 1.14 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 11 to Registration Statement No. 333-85567 is incorporated by reference.

1.15	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 229 subaccounts dated July 1, 2002, filed electronically as Exhibit 1.15 to the American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 6 to Registration Statement No. 333-92297 and is incorporated by reference.

1.16	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 339 subaccounts dated December 16, 2002, filed electronically as Exhibit 1.16 to Post-Effective Amendment No. 3 to Registration Statement No. 333-73958, filed on or about December 20, 2002, is incorporated by reference.

1.17	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated April 1, 2003 filed electronically as Exhibit 1.17 to Registrant’s Post-Effective Amendment No. 12 to Registration Statement No. 333-85567 filed on or about April 24, 2003, is incorporated by reference.

1.18	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 183 subaccounts dated October 29, 2003 filed electronically as Exhibit 1.18 to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-92297 filed on or about October 30, 2003 is incorporated by reference.

1.19	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 973 subaccounts dated April 26, 2004 filed electronically as Exhibit 1.19 to Registrant’s Post-Effective Amendment No. 9 to Registration Statement No. 333-74865 filed on or April 27, 2004 is incorporated by reference.

1.20	Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing an additional subaccount within the separate account that will invest in RiverSource(SM) Variable Portfolio — Global Inflation Protected Securities Fund dated April 24, 2006 filed electronically as Exhibit 1.20 to Registrant’s Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 is incorporated by reference.

1.21	Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is herein incorporated by reference.

1.22	Resolution of the Board of Directors of RiverSource Life Insurance Company establishing 408 additional subaccounts dated April 6, 2011, filed electronically as Exhibit 1.22 to Registrant’s Post-Effective Amendment No. 12 to Registration Statement No. 333-139760 filed on or April 22, 2011 is incorporated by reference.

2.	Not applicable.

3.1	Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan 2, 2007, is incorporated by reference.

3.2	Not applicable.

4.1	Form of Deferred Annuity Contract Option L (form 271496), filed electronically as Exhibit 4.1 to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

4.2	Form of Deferred Annuity Contract Option C (form 271491), filed electronically as Exhibit 4.2 to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

4.3	Form of Enhanced Death Benefit Rider (form 44213), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.4	Form of Guaranteed Minimum Income Benefit Rider (form 44214), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.5	Not applicable.

4.6	Form of Roth IRA Endorsement (form 43094), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.7	Form of SEP-IRA (form 43433), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.8	Form of TSA Endorsement (form 43413), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.9	Form of Benefit Protector(SM) Death Benefit Rider (form 271155), filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.10	Form of Benefit Protector(SM) Plus Death Benefit Rider (form 271156), filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.11	Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.12	Form of Roth IRA Endorsement (form 272109) filed electronically as Exhibit 4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.13	Form of Variable Annuity Unisex Endorsement (form 272110) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.14	Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.15	Form of 5% Accumulation Death Benefit Rider (form 272870) filed electronically as Exhibit 4.12 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.16	Form of Enhanced Death Benefit Rider (form 272871) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.17	Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base)(form 272872) filed electronically as Exhibit 4.14 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.18	Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit Base)(form 272873) filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.19	Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base and 5% Accumulation Benefit Base)(form 272874) filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.20	Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit Rider)(form 272875) filed electronically as Exhibit 4.17 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.21	Form of Deferred Variable Annuity Contract (form 272876 DPFCC) filed electronically as Exhibit 4.21 to Registrant’s Post-Effective Amendment No. 5 filed on or about February 10, 2004 is incorporated by reference.

4.22	Form of Deferred Variable Annuity Contract (form 272876 DPFCL) filed electronically as Exhibit 4.22 to Registrant’s Post-Effective Amendment No. 5 filed on or about February 10, 2004 is incorporated by reference.

4.23	Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567) filed as Exhibit 4.22 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.24	Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568) filed electronically as Exhibit 4.23 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.25	Form of Annuity Endorsement (form 273566) filed electronically as Exhibit 4.24 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.26	Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Guarantor Withdrawal Benefit for Life (SM) Rider) (Form 273959) filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

4.27	Form of Guarantor(SM) Withdrawal Benefit (form 273567-E) filed as Exhibit 4.26 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 filed on or about August 25, 2006, is incorporated by reference.

4.28	Form of Guarantor(SM) Withdrawal Benefit (form 272875-E) filed as Exhibit 4.27 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 filed on or about August 25, 2006, is incorporated by reference.

4.29	Form of Variable Annuity Contract (form 271498) filed as Exhibit 4.29 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 3, 2007, is incorporated herein by reference.

4.30	Form of Fixed and Variable Annuity Contract (form 272876) filed electronically as Exhibit 4.35 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.31	Form of Fixed and Variable Annuity Contract — RVSL (form 273954) filed electronically as Exhibit 4.37 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.32	Form of Fixed and Variable Annuity Contract — AEL (form 273954) filed electronically as Exhibit 4.38 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.33	Form of Contract Data Pages — RVSL (form 273954DPFCC) filed as Exhibit 4.33 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

4.34	Form of Contract Data Pages — AEL (form 273954DPFCC) filed as Exhibit 4.34 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

4.35	Form of Contract Data Pages — RVSL (form 273954DPFCL) filed as Exhibit 4.35 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

4.36	Form of Contract Data Pages — AEL (form 273954DPFCL) filed as Exhibit 4.37 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

4.37	Form of TSA Endorsement — RVSL (form 272865) filed electronically as Exhibit 4.30 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.38	Form of TSA Endorsement — AEL (form 272865) filed electronically as Exhibit 4.31 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.39	Form of 401 Plan Endorsement — RVSL (form 272866) filed electronically as Exhibit 4.32 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.40	Form of 401 Plan Endorsement — AEL (form 272866) filed electronically as Exhibit 4.33 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.41	Form of Unisex Endorsement (form 272867) filed electronically as Exhibit 4.34 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.42	Form of Pre-election endorsement (form 273566) filed electronically as Exhibit 4.24 to American Enterprise Variable Annuity Account’s Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 on or about Jan. 28, 2005 is incorporated by reference.

4.43	Form of MAV GMIB Rider -RVSL (form 273961) filed electronically as Exhibit 4.40 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.44	Form of MAV GMIB Rider — AEL (form 273961) filed electronically as Exhibit 4.41 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.45	Form of 5% GMIB Rider — RVSL (form 273962) filed electronically as Exhibit 4.42 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.46	Form of 5% GMIB Rider — AEL (form 273962) filed electronically as Exhibit 4.43 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.47	Form of Greater of MAV or 5% GMIB Rider — RVSL (form 273963) filed electronically as Exhibit 4.44 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.48	Form of Greater of MAV or 5% GMIB Rider — AEL (form 273963) filed electronically as Exhibit 4.45 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.49	Form of Unisex Endorsement — RVSL (form 273964) filed electronically as Exhibit 4.46 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.50	Form of Unisex Endorsement — AEL (form 273964) filed electronically as Exhibit 4.47 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.51	Form of 5% Death Benefit Rider — RVSL (form 273965) filed electronically as Exhibit 4.48 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.52	Form of 5% Death Benefit Rider — AEL (form 273965) filed electronically as Exhibit 4.49 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.53	Form of Greater of MAV or 5% Death Benefit Rider — RVSL (form 273966) filed electronically as Exhibit 4.50 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.54	Form of Greater of MAV or 5% Death Benefit Rider — AEL (form 273966) filed electronically as Exhibit 4.51 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.55	Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 273959-sg) filed electronically as Exhibit 4.51 to RiverSource Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement 333-139763 on or about Feb. 23, 2007, is incorporated herein by reference.

4.56	Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 273959-jt) filed electronically as Exhibit 4.52 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement 333-139763 on or about Feb. 23, 2007, is incorporated herein by reference.

4.57	Form of Contract Data Pages — RVSL (form 273954DPBAC) filed electronically as Exhibit 4.57 to Registrant’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139763 on or about May 18, 2007 is incorporated herein by reference.

4.58	Form of Contract Data Pages — RVSL (form 273954DPBA7) filed electronically as Exhibit 4.58 to Registrant’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139763 on or about May 18, 2007 is incorporated herein by reference.

4.59	Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 275062-sg) filed electronically as Exhibit 4.59 to Registrant’s Post-Effective Amendment No. 12 under Registration Statement 333-139759 on or about June 6, 2009 is incorporated herein by reference.

4.60	Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 275062-jt) filed electronically as Exhibit 4.60 to Registrant’s Post-Effective Amendment No. 12 under Registration Statement 333-139759 on or about June 6, 2009 is incorporated herein by reference.

4.61	Form of Deferred Annuity Contract (form 411265) filed as Exhibit 4.55 to Registrant’s Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 25, 2009 is incorporated herein by reference.

4.62	Form of Deferred Annuity Contract (form 411265) data pages for RiverSource FlexChoice Select Variable Annuity filed electronically as Exhibit 4.62 to Registrant’s Post-Effective Amendment No. 14 under Registration Statement 333-139759 on or about Nov. 24, 2009 is incorporated herein by reference.

4.63	Form of Guarantee Period Accounts Endorsement (form 411272) filed as Exhibit 4.57 to Registrant’s Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 25, 2009 is incorporated herein by reference.

4.64	Form of Maximum Anniversary Value Death Benefit Rider (form 411278) filed as Exhibit 4.58 to Registrant’s Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 25, 2009 is incorporated herein by reference.

4.65	Form of 5% Accumulation Death Benefit Rider (form 411279) filed as Exhibit 4.59 to Registrant’s Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 25, 2009 is incorporated herein by reference.

4.66	Form of Enhanced Death Benefit Rider (form 411280) filed as Exhibit 4.60 to Registrant’s Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 25, 2009 is incorporated herein by reference.

4.67	Form of Return of Purchase Payment Death Benefit Rider (form 411277) filed as Exhibit 4.61 to Registrant’s Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 25, 2009 is incorporated herein by reference.

4.68	Form of Benefit Protector(SM) Death Benefit Rider (form 411281) filed as Exhibit 4.62 to Registrant’s Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 25, 2009 is incorporated herein by reference.

4.69	Form of Benefit Protector(SM) Plus Death Benefit Rider (form 411282) filed as Exhibit 4.63 to Registrant’s Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 25, 2009 is incorporated herein by reference.

4.70	Form of Guaranteed Minimum Accumulation Benefit Rider (form 411283)filed as Exhibit 4.64 to Registrant’s Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 25, 2009 is incorporated herein by reference.

4.71	Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages® Rider (form 411284-sg) filed as Exhibit 4.65 to Registrant’s Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 25, 2009 is incorporated herein by reference.

4.72	Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages® Rider (form 411284-jt) filed as Exhibit 4.66 to Registrant’s Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 25, 2009 is incorporated herein by reference.

4.73	Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages 2 Rider filed as Exhibit 4.48 to RiverSource Variable Account 10 Post-Effective Amendment No. 61 under Registration Statement 333-79311 on or about July 12, 2010 is incorporated herein by reference.

4.74	Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages 2 Rider filed as Exhibit 4.49 to RiverSource Variable Account 10 Post-Effective Amendment No. 61 under Registration Statement 333-79311 on or about July 12, 2010 is incorporated herein by reference.

5.1	Form of Variable Annuity Application — WF Advantage Choice et al (form 271492) filed as Exhibit 5.1 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 2, 2007, is incorporated herein by reference.

5.2	Form of Variable Annuity Application — FlexChoice (form 271493) filed as Exhibit 5.2 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 2, 2007, is incorporated herein by reference.

5.3	Form of Variable Annuity Application — EG Pathways (form 271850) filed as Exhibit 5.3 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 2, 2007, is incorporated herein by reference.

5.4	Form of Variable Annuity Application — EG Privilege (form 271851) filed as Exhibit 5.4 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 2, 2007, is incorporated herein by reference.

5.5	Form of Variable Annuity Application — WF Advantage Select et al (form 272880) filed electronically as Exhibit 5.14 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.6	Form of Variable Annuity Application — FlexChoice Select (form 272882) filed as Exhibit 5.6 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.7	Form of Variable Annuity Application — EG Pathways (form 272883) filed as Exhibit 5.7 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.8	Form of Variable Annuity Application — WF Advantage Select et al (form 273632) filed electronically as Exhibit 5.19 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.9	Form of Variable Annuity Application — FlexChoice Select (form 273634) filed as Exhibit 5.9 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.10	Form of Variable Annuity Application — EG Pathways Select (form 273636) filed as Exhibit 5.10 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.11	Form of Variable Annuity Application — AccessChoice Select (form 273639) filed as Exhibit 5.11 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.12	Form of Variable Annuity Application — WF Advantage Select et al — RVSL (form 273969) filed electronically as Exhibit 5.24 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.13	Form of Variable Annuity Application — WF Advantage Select et al — AEL (form 273969) filed electronically as Exhibit 5.24 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated herein by reference.

5.14	Form of Variable Annuity Application — FlexChoice Select — RVSL (form 273970) filed as Exhibit 5.12 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.15	Form of Variable Annuity Application — FlexChoice Select — AEL (form 273970) filed as Exhibit 5.13 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.16	Form of Variable Annuity Application — AccessChoice Select et al — RVSL (form 273973) filed electronically as Exhibit 5.27 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.17	Form of Variable Annuity Application — AccessChoice Select et al — AEL (form 273973) filed electronically as Exhibit 5.27 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.18	Form of Variable Annuity Application — Endeavor Plus — RVSL (form 274752) filed electronically as Exhibit 5.18 to Registrant’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139759 on or about May 18, 2007 is incorporated by reference herein.

6.1	Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to IDS Life Variable Account 10’s Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2	Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

6.3	Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1)to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

7.	Not applicable.

8.1	Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.2	Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h)(20) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.3	Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007,among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Company filed electronically as Exhibit 8.6 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.4	Copy of Amended and Restated Participation Agreement dated June 9, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed herewith as Exhibit 27(h)(24) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.5	Copy of Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company, IDS Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit 8.9 to RiverSource Variable Life Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-139760, filed on or about April 24, 2007, is incorporated by reference.

8.6	Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Company filed electronically as Exhibit 8.21 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.7	Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.2 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.8	Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 8.26 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.9	Copy of Participation Agreement by and among Wells Fargo Variable Trust, RiverSource Life Insurance Company, RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC dated Jan. 1, 2007, filed electronically as Exhibit 8.16 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139762, filed on or about April 24, 2007, is incorporated by reference.

8.10	Copy of Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors, Inc.) dated as of August 1, 2005 filed as Exhibit 8.15 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

8.11	Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.12	Copy of Fund Participation Agreement dated May 1, 2006 among American Enterprise Life Insurance Company, IDS Life Insurance Company, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.17 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature Select Variable Annuity and RiverSource Signature Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

8.13	Copy of Fund Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.14	Copy of Evergreen Variable Annuity Trust Amended and Restated Participation Agreement dated June 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company and Evergreen Variable Annuity Trust filed electronically as Exhibit 27(h)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.15	Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

8.16	Copy of Participation Agreement by and among RiverSource Life Insurance Company, RiverSource Distributors, Inc., Lazard Asset Management Securities, LLC, and Lazard Retirement Series, Inc., dated Jan. 1, 2007, filed electronically Exhibit 8.7 to Registrant’s Post-Effective Amendment No. 1 to Registration Statement No. 333-139762 on or about April 24, 2007 is incorporated by reference.

9.	Opinion of counsel and consent to its use as to the legality of the securities being registered, is filed electronically herewith.

10.1	Consent of Independent Registered Public Accounting Firm for RiverSource(R) FlexChoice Select Variable Annuity is filed electronically herewith.

10.2	Consent of Independent Registered Public Accounting Firm for RiverSource(R) FlexChoice Variable Annuity is filed electronically herewith.

10.3	Consent of Independent Registered Public Accounting Firm for RiverSource(R) AccessChoice Select Variable Annuity is filed electronically herewith.

10.4	Consent of Independent Registered Public Accounting Firm for Evergreen Pathways Variable Annuity is filed electronically herewith.

10.5	Consent of Independent Registered Public Accounting Firm for Evergreen Pathways Select Variable Annuity is filed electronically herewith.

10.6	Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage Choice(SM) Variable Annuity is filed electronically herewith.

10.7	Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage Choice(SM) Select Variable Annuity is filed electronically herewith.

10.8	Consent of Independent Registered Public Accounting Firm for Evergreen Privilege(SM) Variable Annuity is filed electronically herewith.

11.	None.

12.	Not applicable.

13.	Power of Attorney to sign Amendment to this Registration Statement, dated Aug. 2, 2013 filed electronically as Exhibit 13 to Registrant’s Post-Effective Amendment No. 24 to Registration Statement No. 333-139759 on or about Aug. 16, 2013 is incorporated herein by reference.

14.	Not applicable.
Item 25.

Directors and Officers of the Depositor RiverSource Life Insurance Company

Position and Offices
Name	Principal Business Address*	With Depositor
John R. Woerner		Chairman of the Board and President

Gumer C. Alvero		Director and Executive Vice President — Annuities

Richard N. Bush		Senior Vice President — Corporate Tax

Steve M. Gathje		Director, Senior Vice President And Chief Actuary

James L. Hamalainen		Senior Vice President — Investments and Treasurer

Colin J. Lundgren		Director

Brian J. McGrane		Director, Executive Vice President and Chief Financial Officer

Thomas R. Moore		Secretary

Bridget M. Sperl		Director and Executive Vice President — Service Delivery

Jon Stenberg		Director and Executive Vice President — Life & Disability Insurance

*	The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.

Parent Company	Incorp State
Ameriprise Financial, Inc.	DE

Subsidiary Name	Incorp State
Ameriprise Advisor Capital, LLC	DE
Ameriprise National Trust Bank	Federal
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
201 Eleventh Street South, LLC	MN
Ameriprise India Private Limited	India
Ameriprise India Insurance Brokers Services Private Limited*	India
Ameriprise Trust Company	MN
AMPF Holding Corporation	MI
American Enterprise Investment Services Inc.**	MN
Ameriprise Financial Services, Inc.**	DE
AMPF Property Corporation	MI
AMPF Realty Corporation	MI
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
GA Legacy, LLC	DE
J.& W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.**	NY
Columbia Research Partners LLC	DE
Seligman Focus Partners LLC	DE
Seligman Global Technology Partners LLC	DE
Seligman Health Partners LLC	DE
Seligman Health Plus Partners LLC	DE
Seligman Partners LLC	DE
RiverSource CDO Seed Investment, LLC	MN
WAM Acquisition GP, Inc.	DE
Columbia Management Investment Services Corp.	MN
IDS Property Casualty Insurance Company	WI
Ameriprise Auto & Home Insurance Agency, Inc.	WI
Ameriprise Insurance Company	WI
RiverSource Distributors, Inc.**	DE
RiverSource Life Insurance Company	MN
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY
RiverSource REO 1, LLC	MN
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Porfolio LLC	DE
Threadneedle Asset Management Holdings Sarl	Luxembourg
(Threadneedle subsidiary list is not included.)

*	This entity has three shareholders: Ameriprise Financial, Inc. (19%), Ameriprise India Private Limited (7%), and personally owned by T.D. Chandrasekhar (74%) as required by India law.

**	Registered Broker-Dealer

Item 27. Number of Contract owners
     As of March 31, 2014 there were 20,925 nonqualified and 32,124 qualified contract owners.
Item 28. Indemnification
The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
There are agreements in place under which the underwriter and affiliated persons of the depositor or registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the depositor or registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29.
(a) Principal Underwriters.
RiverSource Distributors Inc. acts as principal underwriter for:

RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:

Name and Principal	Positions and Offices
Business Address*	with Underwriter
Lynn Abbott	President

Gumer C. Alvero	Vice President

James L. Hamalainen	Treasurer

Thomas R. Moore	Secretary

Mark D. Scalercio	Vice President

Name and Principal	Positions and Offices
Business Address*	with Underwriter
Jon Stenberg	Director and Vice President

David K. Stewart	Chief Financial Officer

John R. Woerner	Chairman of the Board and Chief Executive Officer

*	Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474
(c)	RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:

NAME OF	NET UNDERWRITING
PRINCIPAL	DISCOUNTS AND	COMPENSATION ON	BROKERAGE
UNDERWRITER	COMMISSIONS	REDEMPTION	COMMISSIONS	COMPENSATION
RiverSource Distributors, Inc.	$408,527,238	None	None	None
Item 30. Location of Accounts and Records
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Item 31. Management Services
Not applicable.
Item 32. Undertakings
(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b)	Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.
(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the address or phone number listed in the prospectus.

(d)	The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

(e)	Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. Avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1) — (4) of that no-action letter.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to its Registration Statement to be signed on its behalf in the City of Minneapolis, and State of Minnesota, on this 25th day of April, 2014.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT (Registrant)

By	RiverSource Life Insurance Company (Depositor)

By	/s/ John R. Woerner *

John R. Woerner
Chairman of the Board and President
As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2014.

Signature	Title

/s/ Gumer C. Alvero*	Director and Executive Vice President — Annuities
Gumer C. Alvero

/s/ Richard N. Bush*	Senior Vice President — Corporate Tax
Richard N. Bush

/s/ Steve M. Gathje*	Director, Senior Vice President and Chief Actuary

Steve M. Gathje

/s/ James L. Hamalainen*	Senior Vice President — Investments

James L. Hamalainen

/s/ Brian J. McGrane*	Director, Executive Vice President and Chief Financial Officer
Brian J. McGrane

Signature	Title

/s/ Bridget M. Sperl*	Director and Executive Vice President — Service Delivery
Bridget M. Sperl

/s/ Jon Stenberg*	Director and Executive Vice President — Life and Disability Insurance
Jon Stenberg

/s/ William F. Truscott* William F. Truscott	Director

/s/ John R. Woerner*	Chairman of the Board and President

John R. Woerner

*	Signed pursuant to Power of Attorney dated Aug. 2, 2013, filed electronically as Exhibit 13 as Exhibit 13 to Registrant’s Post-Effective Amendment No. 24 to Registration Statement No. 333-139759 on or about Aug. 16, 2013 is incorporated herein by reference, by:

/s/ Timothy D. Crawford Timothy D. Crawford Assistant General Counsel and Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 26 TO REGISTRATION STATEMENT NO. 333-139759
This Post-Effective Amendment to Registration Statement is comprised of the following papers and documents:
The Cover Page.
PART A.
The prospectuses for:
RiverSource FlexChoice Select Variable Annuity
RiverSource AccessChoice Select Variable Annuity
RiverSource FlexChoice Variable Annuity
Evergreen Pathways Select Variable Annuity
Evergreen Pathways Variable Annuity
Evergreen Privilege Variable Annuity
Wells Fargo Advantage Choice Variable Annuity
Wells Fargo Advantage ChoiceSelect Variable Annuity
PART B.
The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated May 1, 2014 filed electronically as Part B to Post-Effective Amendment No. 17 to Registration Statement No. 333-139760 on or about April 23, 2014, is incorporated by reference to this Post-Effective Amendment No. 26.
Part C.
Other Information.
The signatures.
Exhibits.

EXHIBIT INDEX
9.	Opinion and consent of counsel

10.1	Consent of Independent Registered Public Accounting Firm for RiverSource(R) FlexChoice Select Variable Annuity

10.2	Consent of Independent Registered Public Accounting Firm for RiverSource(R) FlexChoice Variable Annuity

10.3	Consent of Independent Registered Public Accounting Firm for RiverSource(R) AccessChoice Select Variable Annuity

10.4	Consent of Independent Registered Public Accounting Firm for Evergreen Pathways Variable Annuity

10.5	Consent of Independent Registered Public Accounting Firm for Evergreen Pathways Select Variable Annuity

10.6	Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage Choice(SM) Variable Annuity

10.7	Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage Choice(SM) Select Variable Annuity

10.8	Consent of Independent Registered Public Accounting Firm for Evergreen Privilege(SM) Variable Annuity